UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EPSILON ENERGY LTD.

(Name of Registrant as Specified in its Charter)

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Epsilon Energy Ltd.

500 Dallas Street, Ste. 1250

Houston, Texas 77002

(281) 670-0002

Notice of Special Meeting of Shareholders

[•], 2025

To our Shareholders:

You are cordially invited to attend a special meeting of shareholders (the “Special Meeting”) of Epsilon Energy Ltd. (“Epsilon,” the “Company,” “we,” “us” or “our”), to be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002 on [•], 2025 at [•] a.m. Central Time. Epsilon shareholders will be able to attend and vote at the Special Meeting in person.

On August 11, 2025, we entered into (i) that Membership Interest Purchase Agreement by and among the Company, Epsilon Energy USA, Inc. (“Epsilon USA”), Peak Exploration & Production, LLC, certain seller signatory thereto, and Yorktown Energy Partners XI, L.P., as representative of such sellers (the “Peak E&P Purchase Agreement”), and (ii) that Membership Interest Purchase Agreement by and among the Company, Epsilon USA, Yorktown Energy Partners XI, L.P., and Peak BLM Lease LLC (the “Peak BLM Purchase Agreement” and together with the Peak E&P Purchase Agreement, the “Purchase Agreements”). All capitalized terms used but not defined in this notice have the meaning given to them in the Peak E&P Purchase Agreement.

Subject to the terms and conditions of the Purchase Agreements, at the Closing, Epsilon USA, a wholly owned subsidiary of the Company, will acquire all of the issued and outstanding limited liability company interests of each of Peak Exploration & Production, LLC and Peak BLM Lease LLC (collectively, together with their respective subsidiaries, the “Acquired Companies”), and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Peak E&P Purchase Agreement, the Company would issue an aggregate of up to 5,800,000 common shares, no par value (“Common Shares”), of the Company at Closing. At the Closing. the Company would issue 200,000 Common Shares under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. As a result of these transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements, (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the respective sellers of the Acquired Companies (and/or their affiliates) will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of [●], 2025 (the “Record Date”), which is the record date for the Special Meeting. If none of the 2,500,000 Common Shares that may be issued following the Closing are issued to Yorktown Energy Partners, XI, L.P. pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

Our Common Shares are listed on the NASDAQ Global Market (“NASDAQ”) under the ticker symbol “EPSN.” As a result, the Company is subject to NASDAQ Listing Rule 5635, pursuant to which shareholder approval is required prior to certain issuances of securities equal to 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the issuance.

Accordingly, we are holding the Special Meeting for shareholders to consider and vote upon the following:

1.	Proposal 1 — The Share Issuance Proposal — To approve the issuance of Common Shares pursuant to the Purchase Agreements, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”); and

2.	Proposal 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”).

These items are fully described in the Proxy Statement, which is part of this notice.

All shareholders of record as of the Record Date are entitled to vote at the Special Meeting.

We are providing the accompanying Proxy Statement and proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Special Meeting (including following any adjournments or postponements of the Special Meeting). Information about the Special Meeting and the transactions contemplated by the Purchase Agreements (the “Transactions”) is included in this Proxy Statement. Whether or not you plan to attend the Special Meeting, we urge all shareholders to read this Proxy Statement, including the annexes and the accompanying financial statements of the Acquired Companies and the unaudited pro forma financial information included herein, carefully and in its entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” in the accompanying Proxy Statement. A copy of the Peak E&P Purchase Agreement is attached as Annex A to the Proxy Statement. A copy of the Peak BLM Purchase Agreement is attached as Annex B to the Proxy Statement. The accompanying Proxy Statement, including the summary of the Purchase Agreements beginning on page 26 thereof, is incorporated by reference in this notice.

After careful consideration, our Board (the “Board”) has unanimously (a) determined that the Purchase Agreements and the Transactions, including the issuance of Common Shares pursuant thereto are advisable, fair to, and in the best interests of the Company and its shareholders, (b) approved and adopted the Purchase Agreements and the Transactions and (c) resolved to recommend that our shareholders vote “FOR” the approval of the Share Issuance Proposal and the Adjournment Proposal.

The Board unanimously recommends that you vote “FOR” the Share Issuance Proposal and “FOR” the Adjournment Proposal.

The Share Issuance Proposal requires the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon, assuming a quorum is present. The Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Your vote is very important. Whether or not you plan to attend the Special Meeting, please vote as soon as possible by following the instructions in this Proxy Statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. It is important for you to note that if the Share Issuance Proposal does not receive the requisite vote for approval, we will not be able to consummate the Transactions. The Adjournment Proposal is not conditioned on the approval of the Share Issuance Proposal, and the Share Issuance Proposal is not conditioned on the approval of the Adjournment Proposal.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

Your vote is very important. Whether or not you expect to attend the Special Meeting, please vote as soon as possible to ensure that your shares are represented at the Special Meeting.

By order of the Board,

Jason Stabell

Chief Executive Officer

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING,

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD.

This Proxy Statement is dated [•], 2025 and is expected to be first mailed to Epsilon’s shareholders on or about [•], 2025.

i

SUMMARY TERM SHEET

This summary term sheet highlights information contained elsewhere in this Proxy Statement. This summary term sheet does not contain all of the information you should consider before voting. You should carefully read this entire Proxy Statement, including the attached annexes, for a more complete understanding of the matters to be considered at the Special Meeting (as defined herein).

This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act (each as defined herein). Please refer to the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in this Proxy Statement for a description of the substantial risks and uncertainties related to any forward-looking statements that are included in this Proxy Statement.

All references in this Proxy Statement to “we,” “our,” “us,” “Epsilon” or the “Company” refer to Epsilon Energy Ltd. and its subsidiaries.

Our board of directors (the “Board”) is soliciting the enclosed proxy card for use at the special meeting of shareholders (the “Special Meeting”) to be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002 on [•], 2025 at [•] a.m. Central Time. Epsilon shareholders will be able to attend and vote at the Special Meeting in person.

We are holding the Special Meeting for shareholders to consider and vote upon the following:

1.	Proposal 1 — The Share Issuance Proposal — To approve the issuance of Common Shares pursuant to the Purchase Agreements, as defined below, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”); and

2.	Proposal 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”).

Each of the Share Issuance Proposal and the Adjournment Proposal are described more fully in the sections entitled “Proposal 1 — The Share Issuance Proposal” and “Proposal 2 — The Adjournment Proposal.”

Epsilon is a North American on-shore focused independent natural gas and oil company engaged in the acquisition, development, gathering and production of natural gas and oil reserves. Epsilon has natural gas production in the Marcellus Shale in Pennsylvania; oil, natural gas liquids and natural gas production in the Permian Basin in Texas and New Mexico, the NW Anadarko Basin in Oklahoma; and oil, natural gas liquids, and natural gas production in the Western Canadian Sedimentary Basin in Alberta, Canada. Epsilon conducts operations in the United States through its wholly owned subsidiaries Epsilon Energy USA Inc., an Ohio corporation, or “Epsilon USA”; Epsilon Midstream, LLC, a Pennsylvania limited liability company, or “Epsilon Midstream”; Epsilon Operating, LLC, a Delaware limited liability company; Dewey Energy GP LLC, a Delaware limited liability company; Dewey Energy Holdings LLC, a Delaware limited liability company; and Altolisa Holdings, LLC, a Delaware limited liability company. For more information about us, please see the section entitled “Information About the Parties.”

The acquired companies are (i) Peak Exploration & Production, LLC, a Delaware limited liability company (“Peak E&P”), and (ii) Peak BLM Lease LLC, a Delaware limited liability company (“Peak BLM”), and their respective subsidiaries (collectively, the “Acquired Companies”). The Acquired Companies are privately held oil and gas exploration and production companies that operate in the Powder River Basin of Wyoming (the “PRB”). As of June 30, 2025, the Acquired Companies own approximately 39,600 net leasehold acres (out of 61,000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies. For more information about the Acquired Companies, please see the sections entitled “Information About the Parties” and “Information About the Acquired Companies.”

On August 11, 2025, we entered into (i) that Membership Interest Purchase Agreement by and among the Company, Epsilon USA, Peak Exploration & Production, LLC, certain sellers signatory thereto, and Yorktown Energy Partners XI, L.P., as representative of such sellers (the “Peak E&P Purchase Agreement”), and (ii) that Membership Interest Purchase Agreement by and among the Company, Epsilon USA, Yorktown Energy Partners XI, L.P., and Peak BLM Lease LLC (the “Peak BLM Purchase Agreement” and together with the Peak E&P Purchase Agreement, the “Purchase Agreements” and the transactions contemplated thereby, the “Transactions”). All capitalized terms used but not defined in this notice have the meaning given to them in the Peak E&P Purchase Agreement.

Subject to the terms and conditions of the Purchase Agreements, at the closing of the Transactions (the “Closing”), Epsilon USA, a wholly owned subsidiary of the Company, will acquire all of the issued and outstanding limited liability company interests of Peak E&P and Peak BLM, and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Peak E&P Purchase Agreement, the Company would issue an aggregate of up to 5,800,000 common shares, no par value (“Common Shares”), of the Company at Closing (as defined below). Also at the Closing, the Company would issue up to 200,000 Common Shares under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. As a result of these Transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the respective sellers of the membership interests of Peak E&P and Peak BLM (and/or their affiliates, together, the “Sellers”) will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of [●], 2025, the record date for the Special Meeting (the “Record Date”). If none of the 2,500,000 Common Shares that may be issued following the Closing are issued to Yorktown Energy Partners XI, L.P. pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. Additionally, the Company will make a payment of $51.2 million (with proceeds from the Company’s revolving credit facility), which is estimated as of June 30, 2025, to satisfy all indebtedness of Peak E&P. Our management and Board considered various factors in determining whether to approve the Purchase Agreements and the Transactions contemplated thereby in determining whether to approve the issuance of up to 8,500,000 Common Shares (the “Share Issuance”). For more information about the Board’s reasons for approving the Transactions, see the section entitled “Proposal 1 — The Share Issuance Proposal — Our Board’s Reasons for the Approval of the Transactions and the Share Issuance.”

Unless waived by the parties to the Purchase Agreements, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Purchase Agreements, including, among others, (i) the receipt of approval of the Share Issuance Proposal by the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon; (ii) the total of all title defects, environmental defects and casualty losses applicable to certain assets must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price; and (iii) NASDAQ’s approval for listing of the Common Shares issuable to the Sellers in connection with the Purchase Agreements on the NASDAQ Global Market (“NASDAQ”). For more information about the closing conditions to the Transactions, please see the section entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements — Conditions to Closing.”

The Purchase Agreements may be terminated at any time prior to the consummation of the Transactions upon agreement of the parties thereto, or by us or the Sellers in specified circumstances. For more information about the termination rights under the Purchase Agreements, please see the section entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements — Termination.”

The proposed Transactions involve numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

FREQUENTLY USED TERMS

Throughout this Proxy Statement, except as otherwise indicated:

“ABCA” means the Business Corporations Act (Alberta).

“Acquired Companies” means, collectively, Peak Exploration & Production, LLC, a Delaware limited liability company, Peak BLM Lease LLC, a Delaware limited liability company, and their respective subsidiaries.

“Board” means the board of directors of Epsilon.

“CT” means Computershare Trust Company of Canada, Epsilon’s transfer agent.

“Epsilon” or the “Company” means Epsilon Energy Ltd., a corporation incorporated under the laws of the Province of Alberta, Canada.

“Epsilon Parties,” “we,” “us,” “our” or the “Company” means Epsilon and its consolidated subsidiaries.

“Epsilon USA” means Epsilon Energy USA, Inc., an Ohio corporation, the Company’s wholly owned subsidiary through which it operates its properties.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” means accounting principles generally accepted in the United States as in effect from time to time.

“Gray Reed” means Gray Reed & McGraw LLP, counsel to Epsilon with respect to the Transactions.

“NASDAQ” means the NASDAQ Global Market.

“PRB” means the Powder River Basin in Wyoming.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Transactions” means the transactions contemplated by the Purchase Agreements.

“Willkie” means Willkie Farr & Gallagher LLP, counsel to Yorktown with respect to the Transactions.

“Yorktown” means certain investment partnerships managed by Yorktown Partners, LLC, including Yorktown Energy Partners IX, LP., Yorktown Energy Partners X, L.P., and Yorktown Energy Partners XI, L.P.

GLOSSARY OF OIL AND NATURAL GAS TERMS

We have included below the definitions for certain terms used in this Proxy Statement:

“APD” means application for permit to drill.

“Basin” means a large natural depression on the earth’s surface in which sediments generally brought by water accumulate.

“Bbl” means one stock tank barrel, or 42 U.S. gallons liquid volume, used in this proxy statement in reference to oil, NGLs and other liquid hydrocarbons.

“Boe” means one stock tank barrel of oil equivalent, computed on an approximate energy equivalent basis that one Bbl of crude oil equals six Mcf of natural gas and one Bbl of crude oil equals one Bbl of natural gas liquids.

“Boe/d” mean one Boe per day.

“BLM” means the United States Bureau of Land Management.

“Completion” means the process of preparing a natural gas and oil wellbore for production through the installation of permanent production equipment, as well as perforation and fracture stimulation to optimize production.

“Condensate” means a mixture of hydrocarbons that exists in the gaseous phase at original reservoir temperature and pressure, but that, when produced, is in the liquid phase at surface pressure and temperature.

“Developed acres or acreage” means the number of acres that are allocated or assignable to productive wells or wells capable of production.

“Development well” means a well drilled within the proved area of an oil or natural gas reservoir to the depth of a stratigraphic horizon known to be productive.

“Differential” means an adjustment to the price of oil or natural gas from an established spot market price to reflect differences in the quality and/or location of oil or natural gas.

“DSU” means wells per drilling and spacing unit.

“Economically producible” means, as it relates to a resource, a resource which generates revenue that exceeds, or is reasonably expected to exceed, the costs of operation. For a complete definition of economically producible, refer to the SEC’s Regulation S-X, Rule 4-10(a)(10).

“Exploratory well” means a well drilled to find a new field or to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir. Generally, an exploratory well is any well that is not a development well, an extension well, a service well, or a stratigraphic test well, as those items are defined under Regulation S-X.

“Estimated ultimate recovery” or “EUR” means the sum of reserves remaining as of a given date and cumulative production as of that date.

“FERC” means the Federal Energy Regulatory Commission of the United States of America.

“Field” means an area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition. There may be two or more reservoirs in a field that are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms “structural feature” and “stratigraphic condition” are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas of interest, etc.

“Fracturing” or “fracture simulation” means the process of improving a well’s production or injection rates by pumping a mixture of fluids into the formation and rupturing the rock, creating an artificial channel. As part of this process, sand or other material may also be injected into the formation to keep the channel open, so that fluids or natural gases may more easily flow through the formation.

“GHG” means greenhouse gases.

“Gross acres” or “gross wells” means the total acres or wells, as the case may be, in which a working interest is owned.

“Hydraulic fracturing” means the process of improving a well’s production or injection rates by pumping a mixture of fluids into the formation and rupturing the rock, creating an artificial channel. As part of this process, sand or other material may also be injected into the formation to keep the channel open, so that fluids or natural gases may more easily flow through the formation.

“Lease or leases” means a full or partial interest in oil or natural gas properties authorizing the owner of the lease to drill for, produce, and sell oil and natural gas in exchange for any or all of rental, bonus, and royalty payments. Leases are generally acquired from private landowners (fee leases) and from federal and state governments on acreage held by them.

“Lease operating expense” or “LOE” means the expenses of lifting oil or gas from a producing formation to the surface, constituting part of the current operating expenses of a working interest, and also including labor, superintendence, supplies, repairs, short-lived assets, maintenance, allocated overhead costs and other expenses incidental to production, but not including lease acquisition or drilling or completion expenses.

“MBbl” means one thousand barrels of oil, NGLs or other liquid hydrocarbons.

“Mcf” means one thousand cubic feet, used in reference to natural gas.

“Mboe” means one thousand Boe.

“MMBtu” means one million British Thermal Units, used in reference to natural gas.

“MMcf” means one million cubic feet, used in reference to natural gas.

“Net acres” or “net wells” means the sum of the fractional working interests owned in gross acres or wells, as the case may be.

“Net production” means the total production attributable to the fractional working interest owned.

“Net revenue interest” means (a) in respect of leasehold acreage, all of the working interests less all royalties, overriding royalties, non-participating royalties, net profit interest or similar burdens on or measured by production from oil and natural gas, and (b) in respect of mineral acreage, all retained royalties plus any working interest in such acreage, less all royalties, overriding royalties, non-participating royalties, net profits interests, or similar burdens on or measured by production from oil and natural gas.

“NGA” means the Natural Gas Act of 1938.

“NGL” means natural gas liquid.

“NYMEX” means the New York Mercantile Exchange.

“Operator” means the individual or company responsible to the working interest owners for the exploration, development and production of an oil or natural gas well or lease.

“PDP” means proved developed producing reserves.

“Prospect” means a property on which indications of oil or gas have been identified based on available seismic and geological information.

“Proved developed reserves” means proved reserves that can be expected to be recovered through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well.

“Proved reserves” means those reserves that, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations— prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced, or the operator must be reasonably certain that it will commence the project, within a reasonable time.

The area of the reservoir considered as proved includes all of the following:

a.	The area identified by drilling and limited by fluid contacts, if any, and

b.	Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

Reserves that can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when both of the following occur:

a.	Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based, and

b.	The project has been approved for development by all necessary parties and entities, including governmental entities.

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period before the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

“Proved undeveloped reserves” or “PUDs” means proved reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances. Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless specific circumstances justify a longer time. Under no circumstances shall estimates of proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

“PV-10” means the present value, discounted at 10% per annum, of future net revenues (estimated future gross revenues less estimated future costs of production, development, and asset retirement costs) associated with reserves and is not necessarily the same as market value. PV-10 does not include estimated future income taxes. Unless otherwise noted, PV-10 is calculated using the pricing scheme as required by the SEC. PV-10 of proved reserves is calculated the same as the standardized measure of discounted future net cash flows, except that the standardized measure of discounted future net cash flows includes future estimated income taxes discounted at 10% per annum. See the definition of Standardized Measure.

“Reasonable certainty” means, if deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical and geochemical) engineering, and economic data are made to estimated ultimate recovery with time, reasonably certain estimated ultimate recovery is much more likely to increase or remain constant than to decrease.

“Reserves” means estimated remaining quantities of natural gas and oil and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering natural gas and oil or related substances to market, and all permits and financing required to implement the project.

“Reservoir” means a porous and permeable underground formation containing a natural accumulation of producible crude oil and/or natural gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

“Royalty” means the amount or fee paid to the owner of mineral rights, expressed as a percentage or fraction of gross income from crude oil or natural gas produced and sold, unencumbered by expenses relating to the drilling, completing or operating of the affected well.

“Royalty interest” means an interest in an oil or natural gas property entitling the owner to shares of the crude oil or natural gas production free of costs of exploration, development and production operations.

“SCF” means a measure of natural gas at standard conditions, normally 60 degF and 14.7 psia representing 1 cubic foot.

“Section” means an area of one square mile of land, 640 acres, with 36 sections making up one survey township on a rectangular grid.

“Standardized Measure” or “SMOG” means the standardized measure of discounted future net cash flows is an estimate of future net cash flows associated with proved reserves, discounted at 10% per annum. Future net cash flows is calculated by reducing future net revenues by estimated future income tax expenses and discounting at 10% per annum. The Standardized Measure and the PV-10 of proved reserves is calculated in the same exact fashion, except that the Standardized Measure includes future estimated income taxes discounted at 10% per annum. The Standardized Measure is in accordance with U.S. GAAP.

“Working interest” means the interest in a crude oil and natural gas property (normally a leasehold interest) that gives the owner the right to drill, produce and conduct operations on the property and to a share of production, subject to all royalties, overriding royalties and other burdens and to all costs of exploration, development and operations and all risks in connection therewith.

“WOGCC” means the State of Wyoming’s oil and gas regulatory body, the Wyoming Oil & Gas Conservation Commission.

“Workover” means operations on a producing well to restore or increase production.

“WTI” means West Texas Intermediate.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR SHAREHOLDERS

Why am I receiving this Proxy Statement?

We are sending you this Proxy Statement and the enclosed proxy card because our Board is soliciting your proxy to vote on proposals in connection with the Transactions. This Proxy Statement summarizes the information you need to know to vote at the Special Meeting. All shareholders who find it convenient to do so are cordially invited to attend the Special Meeting to be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply sign, date and return the enclosed proxy card or voting instruction form provided by your bank or broker, or follow the instructions specified in your proxy card or voting instruction form to vote by telephone or via the internet.

We intend to begin delivering this Proxy Statement, the attached notice of our Special Meeting and the enclosed proxy card on or about [•], 2025 to all shareholders who own Common Shares as of the Record Date and are thus entitled to vote at the Special Meeting. As of the Record Date, there were approximately [•] Common Shares issued and entitled to vote at the Special Meeting. Our Common Shares is our only class of stock entitled to vote at the Special Meeting.

What is a proxy and how does it work?

Our Board is asking for your proxy. A “proxy” is your legal designation of another person to vote the stock you own in the manner you direct. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By giving your proxy to the persons named as proxy holders in the proxy card accompanying this Proxy Statement, you authorize them to vote your Common Shares at the Special Meeting in the manner you direct. You may cast votes “FOR,” “AGAINST” or “ABSTAIN” with respect to both, either or neither of the matters we are submitting to a vote of holders of Common Shares at the Special Meeting.

What will the Sellers receive?

In connection with the Purchase Agreements, the Sellers will be entitled to receive, subject to certain adjustments and conditions, (a) at the Closing, 5,800,000 Common Shares under the terms of the Peak E&P Purchase Agreement, and (b) at the Closing, 200,000 Common Shares under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. As a result of the Transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 2,500,000 Common Shares that that may be issued following the Closing are issued to Yorktown pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

What am I voting on?

The items of business scheduled to be voted on at the Special Meeting are:

1.	Proposal 1 — The Share Issuance Proposal — To approve the issuance of Common Shares pursuant to the Purchase Agreements, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”); and

2.	Proposal 2 — The Adjournment Proposal — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”).

Each of the Share Issuance Proposal and the Adjournment Proposal are described more fully in the sections entitled “Proposal 1 — The Share Issuance Proposal” and “Proposal 2 — The Adjournment Proposal.”

How does the Board recommend that I vote?

Our Board unanimously recommends that you vote:

•	“FOR” the approval of the Share Issuance Proposal (Proposal 1); and

•	“FOR” the approval of the Adjournment Proposal (Proposal 2).

Who can vote?

You can vote your Common Shares if our records show that you were the owner of the shares as of the close of business on the Record Date. As of the Record Date, there were a total of [•] Common Shares issued and entitled to vote at the Special Meeting. You are entitled to one vote for each Common Share that you own as of the Record Date.

How is a quorum determined?

We will hold the Special Meeting if shareholders representing the required quorum of Common Shares entitled to vote authorize their proxy online or telephonically, sign and return their proxy cards or attend the Special Meeting in person. The presence in person or by proxy of a majority of the outstanding Common Shares constitutes a quorum. If you authorize your proxy online or telephonically or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to indicate your vote on the proxy card.

What is the required vote for approval?

The Share Issuance Proposal requires the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon, assuming a quorum is present. The Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon. You may abstain from voting on (i) the Share Issuance Proposal and/or (ii) the Adjournment Proposal, in which case no vote will be recorded with respect to such proposal. Such abstention will be the equivalent of a vote “AGAINST” the Share Issuance Proposal or the Adjournment Proposal. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” both of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

The Transactions are conditioned on, among other things, the approval of the Share Issuance Proposal by our shareholders. If the Share Issuance Proposal does not receive the requisite vote for approval, we will not be able to consummate the Transactions.

What will happen in the Transactions?

Subject to the terms and conditions of the Purchase Agreements, at the Closing, Epsilon USA, a wholly owned subsidiary of the Company, will acquire all of the issued and outstanding limited liability company interests of Peak E&P and Peak BLM, and as a result the Acquired Companies, would become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Peak E&P Purchase Agreement, the Company would issue an aggregate of up to 5,800,000 Common Shares, of the Company at Closing. Also at the Closing, the Company would issue 200,000 Common Shares to Yorktown and, subject to conditions of the Peak BLM Purchase Agreement, an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. Additionally, the Company will make a payment of $51.2 million (with proceeds from the Company’s revolving credit facility), which is estimated as of June 30, 2025, to satisfy all indebtedness of Peak E&P. For more information about the Board’s reasons for approving the Transactions, see the section entitled “Proposal 1 — The Share Issuance Proposal — Our Board’s Reasons for the Approval of the Transactions and the Share Issuance.”

How will the Transactions impact the Common Shares outstanding after the Transactions?

As a result of the Transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the respective sellers (and/or their affiliates) will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 2,500,000 Common Shares that may be issued following the Closing are issued to Yorktown pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

Will the Common Shares currently outstanding and the Common Shares to be  issued in the Transactions be listed on NASDAQ?

The Common Shares issued and outstanding prior to the Closing will continue to be listed on NASDAQ as will the Common Shares issued pursuant to the Transactions.

How will Epsilon be structured following the Transactions?

At the Closing, the Acquired Companies will become indirect wholly owned subsidiaries of Epsilon.

What conditions must be satisfied to complete the Transactions?

Unless waived by the parties to the Purchase Agreements, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Purchase Agreements, including, among others, (a) the approval of the Share Issuance Proposal by the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon; (b) the total of all title and remediation amounts applicable to certain assets must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price; and (c) NASDAQ’s approval for listing of the Common Shares issuable to the Sellers in connection with the Purchase Agreements on NASDAQ. For more information about the closing conditions to the Transactions, please see the section entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements — Conditions to Closing.”

Why is Epsilon proposing the Share Issuance Proposal?

We are proposing the Share Issuance Proposal in order to comply with applicable provisions of NASDAQ Listing Rule 5635, which requires shareholder approval prior to the issuances of securities equal to 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the issuance.

In connection with the Transactions, the Company would issue at Closing (a) 5,800,000 Common Shares under the terms of the Peak E&P Purchase Agreement, and (b) 200,000 Common Shares under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. As a result of these Transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements, (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the respective sellers of the Acquired Companies (and/or their affiliates) will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as the Record Date. If none of the 2,500,000 Common Shares that may be issued following the Closing are issued to Yorktown pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

Because we may be issuing 20% or more of the outstanding Common Shares in connection with the Transactions, we are required to obtain shareholder approval of such issuance pursuant to the applicable provisions of NASDAQ Listing Rule 5635. For more information, please see the section entitled “Proposal 1 — The Share Issuance Proposal.”

Why is Epsilon proposing the Adjournment Proposal?

We are proposing the Adjournment Proposal to allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal. For more information, please see the section entitled “Proposal 2 — The Adjournment Proposal.”

What are the material U.S. federal income tax consequences of the Transactions to me?

Because our current shareholders will continue to own and hold their existing Common Shares following the Transactions, the Transactions generally will not result in U.S. federal income tax consequences to our current shareholders.

Do I have appraisal rights if I object to the proposed Transactions?

No. Appraisal rights are not available to holders of Common Shares in connection with the Transactions.

What happens if the Purchase Agreements are terminated and the Transactions are not consummated?

There are certain circumstances under which the Purchase Agreements may be terminated prior to the consummation of the Transactions, for instance by mutual consent or if Closing has not occurred within 180 days after the Purchase Agreements’ execution, or February 7, 2026. The Company would have to pay a break-up fee under the terms of the Peak E&P Purchase Agreement in an amount of $750,000 if the Closing of the Peak E&P Purchase Agreement does not occur purely as a result of the Company’s inability to pass the Share Issuance Proposal. Please see the sections entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements — Termination” for information regarding the parties’ termination rights.

When are the Transactions expected to be completed?

The Transactions are currently expected to close in the fourth quarter of 2025, subject to the approval of our shareholders of the Share Issuance Proposal, certain other conditions regarding the current state of the assets at the time of Closing, the approval for listing by NASDAQ for the Common Shares to be issued in connection with the Transactions, and the satisfaction of other customary closing conditions. For a description of the conditions to the completion of the Transactions, see the section entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements — Conditions to Closing.”

Are there any risks that I should consider as an Epsilon Shareholder in deciding how to vote?

Yes. You should read and carefully consider the risk factors set forth in the section entitled “Risk Factors” beginning on page 19. You also should read and carefully consider the risk factors of Epsilon contained in the documents that are incorporated by reference in this Proxy Statement.

How do I vote by proxy?

Follow the instructions on the proxy card to authorize a proxy to vote your Common Shares at the Special Meeting. We urge you to sign, date and return the enclosed proxy card or voting instruction form provided by your bank or broker as soon as possible to ensure that your vote is recorded promptly. The individuals named and designated as proxies will vote your Common Shares as you instruct. You have the following choices in voting your Common Shares:

•	You may vote on each proposal, in which case your Common Shares will be voted in accordance with your choices.

•	You may abstain from voting on (i) the Share Issuance Proposal and/or (ii) the Adjournment Proposal, in which case no vote will be recorded with respect to the proposal. Such abstention will be the equivalent of a vote “AGAINST” the Share Issuance Proposal or the Adjournment Proposal.

•	If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting.

How can I authorize my proxy online or via telephone?

You may vote your shares via the internet or by telephone by following the instructions provided on your proxy card or voting instruction form. If your shares are registered in the name of a broker, bank or other financial institution, you may also be eligible to vote your shares electronically over the internet or by telephone if your financial institution makes such options available.

What if other matters come up at the Special Meeting?

As of the date of this Proxy Statement, the only matters we know of that will be voted on at the Special Meeting are the Share Issuance Proposal and the Adjournment Proposal. If other matters are properly presented at the Special Meeting, the designated proxies will vote your Common Shares at their discretion.

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your Common Shares to be voted, then your Common Shares will be voted “FOR” the approval of the Share Issuance Proposal and “FOR” the Adjournment Proposal.

Can I change my previously authorized vote?

Yes, you can change your vote at any time before the vote on a proposal either by executing or authorizing, dating and delivering to us a new proxy electronically via the internet, by telephone or by mail at any time prior to 11:59 PM, Eastern Time, on [●], 2025, the day before the Special Meeting, by giving us a written notice revoking your proxy card or by attending the Special Meeting and voting your Common Shares during the Special Meeting. Your attendance at the Special Meeting will not, by itself, revoke a proxy previously given by you. We will honor the latest dated proxy.

Proxy revocation notices or new proxy cards should be sent to Computershare Investor Services Inc., 320 Bay Street, 14th Floor, Toronto, ON M5H 4A6.

Can I vote during the Special Meeting rather than by authorizing a proxy?

If you are a registered common shareholder, you can attend the Special Meeting in person and vote your Common Shares during the Special Meeting to be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002; however, we encourage you to authorize your proxy to ensure that your vote is counted. If your Common Shares are registered in the name of a broker, bank, or other financial institution and you want to vote at the meeting you will need to complete the appointment of proxyholder section on the proxy card or voter instruction form you have been sent and send it back in advance of the proxy cut-off to appoint yourself or someone else to attend the meeting.

Will my Common Shares be voted if I do not provide my proxy?

If your Common Shares are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your Common Shares. If your Common Shares are held in “street name” and you would like to vote your Common Shares in person at the Special Meeting, you must complete the appointment section on your voter instruction form delegating yourself or another delegate and return your voter instruction form.

Under NASDAQ Listing Rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NASDAQ determines to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Special Meeting are “non-routine” matters. Broker non-votes occur when a broker or nominee is not instructed by the beneficial owner of shares to vote on a particular proposal for which the broker does not have discretionary voting power.

If you hold your Common Shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your Common Shares, your broker, bank or other nominee will not vote your shares on the Share Issuance Proposal but may vote on the Adjournment Proposal as it is a routine matter. Because the Adjournment Proposal is routine, such shares associated with any broker non-votes will be considered present for purposes of establishing a quorum.

What do I do if my shares are held in “street name”?

If your Common Shares are held in the name of your broker, a bank or other nominee in “street name,” that party will give you instructions for voting your Common Shares. If your Common Shares are held in “street name” and you would like to vote your Common Shares in person at the Special Meeting, you must contact your broker, bank or other nominee to obtain a proxy form from the record holder of your Common Shares.

What happens if I sell my shares before the Special Meeting?

The Record Date for shareholders entitled to vote at the Special Meeting is earlier than the date of the Special Meeting. If you transfer your Common Shares after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting.

What happens if the Special Meeting is postponed or adjourned?

If the Special Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted. See “Can I change my previously authorized vote?” above.

How can I submit a question at the Special Meeting?

Shareholders may ask questions in a non-disruptive manner during the Special Meeting. Questions will be addressed in the Q&A portion of the Special Meeting.

Who pays for this proxy solicitation?

Epsilon’s Board is soliciting your proxy and Epsilon will pay for the proxy solicitation costs related to the Special Meeting. In addition to sending and making available these materials, some of Epsilon’s directors, officers and other employees may solicit proxies by contacting Epsilon’s shareholders by telephone, by mail, by e-mail or online. Epsilon shareholders may also be solicited by, among others, news releases issued by Epsilon, postings on Epsilon’s websites and social media accounts and advertisements in periodicals. None of Epsilon’s directors, officers or employees will receive any extra compensation for their solicitation services. Epsilon has also retained Campaign Management as its proxy solicitor to assist in the solicitation of proxies. For these proxy solicitation services, Campaign Management will receive an estimated fee of approximately $11,500, plus reasonable out-of-pocket expenses and fees for any additional services. Epsilon will also reimburse banks, brokers, and other nominees for their expenses in sending proxy solicitation materials to the beneficial owners of our Common Shares and obtaining their proxies.

When and where will the Special Meeting be held?

The Special Meeting will be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002 on [•], 2025 at [•] a.m. Central Time. Epsilon shareholders will be able to attend in person and vote at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We will file the final voting results of the Special Meeting with the SEC in a Current Report on Form 8-K within four business days after the date of the Special Meeting, following any adjournments or postponements thereof.

I share an address with another shareholder, but we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. The rules promulgated by the SEC permit companies, brokers, banks or other financial institutions to deliver a single copy of proxy statements and annual reports to households at which two or more shareholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings, save significant printing and postage costs and conserve natural resources. Shareholders will receive only one copy of our proxy statements and annual reports if they share an address with another shareholder, have been previously notified of householding by their broker, bank or other financial institution, and have consented to householding, either affirmatively or implicitly by not objecting to householding. If you would like to opt out of householding for future mailings, or if you currently receive multiple copies of our annual reports and proxy statements and would prefer to receive a single copy in the future, please contact your broker, bank or financial institution. You may also obtain a separate proxy statement or annual report without charge by sending a written request to Computershare Investor Services Inc., 320 Bay Street, 14th Floor, Toronto, ON M5H 4A6. They will promptly send additional copies of this Proxy Statement upon receipt of such request.

What if I receive more than one proxy card?

This means that you have multiple accounts holding Common Shares. These may include accounts with our transfer agent and/or accounts with a broker, bank or other holder of record. In order to vote all of the shares held by you in multiple accounts, you will need to vote separately the shares held in each account. Please follow the voting instructions provided on each proxy card to ensure that all of your shares are voted.

You are encouraged to have all accounts registered in the same name and address whenever possible. You should contact your bank, broker, or other nominee for more information.

What do I need to do now?

You are urged to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card or, if you hold your Common Shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy card, you should contact:

Epsilon Energy Ltd.

500 Dallas Street, Ste. 1250

Houston, Texas 77002

281-670-0002

Attention: AeRayna Flores

Email: Aerayna.Flores@epsilonenergyltd.com

To help ensure timely delivery, please request any such additional copies no later than five business days prior to the

Special Meeting. You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

The SEC has an informational website that provides shareholders with general information about how to cast their vote and why voting should be an important consideration for shareholders. You may access that information at www.sec.gov/spotlight/proxymatters.shtml or at www.investor.gov.

PROXY STATEMENT SUMMARY

This summary highlights selected information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that may be important to you. You should carefully read this entire Proxy Statement, including the annexes and accompanying financial statements of the Acquired Companies and unaudited pro forma financial information included herein, to fully understand the proposed Transactions before voting on the proposals to be considered at the Special Meeting. Please see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference” of this Proxy Statement.

The Companies

Epsilon Energy Ltd.

Epsilon is a North American on-shore focused independent natural gas and oil company engaged in the acquisition, development, gathering and production of natural gas and oil reserves. Epsilon has natural gas production in the Marcellus Shale in Pennsylvania; oil, natural gas liquids and natural gas production in the Permian Basin in Texas and New Mexico, the NW Anadarko Basin in Oklahoma; and oil, natural gas liquids, and natural gas production in the Western Canadian Sedimentary Basin in Alberta, Canada. Epsilon conducts operations in the United States through its wholly owned subsidiaries Epsilon USA; Epsilon Midstream, LLC, a Pennsylvania limited liability company, or “Epsilon Midstream”; Epsilon Operating, LLC, a Delaware limited liability company; Dewey Energy GP LLC, a Delaware limited liability company; Dewey Energy Holdings LLC, a Delaware limited liability company; and Altolisa Holdings, LLC, a Delaware limited liability company.

Our Common Shares are listed on NASDAQ under the ticker symbol “EPSN.”

The mailing address of our principal executive office is 500 Dallas Street, Ste. 1250, Houston, Texas 77002 and our telephone number is (281) 670-0002.

For more information about us, please see the section entitled “Information About The Parties.”

The Acquired Companies

The Acquired Companies are (i) Peak Exploration & Production, LLC, a Delaware limited liability company, and (ii) Peak BLM Lease LLC, a Delaware limited liability company, and their respective subsidiaries. The Acquired Companies are privately held oil and gas exploration and production companies that operate in the PRB. As of June 30, 2025, the Acquired Companies owned approximately 39,600 net leasehold acres (out of 61,000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies.

The mailing address of the Acquired Companies’ principal executive offices is 1910 Main Avenue, Durango, Colorado 81301, and their telephone number is (970) 247-1500. For more information about the Acquired Companies, please see the sections entitled “Information About the Parties,” “Information About the Acquired Companies” and “Management’s Discussion and Analysis of the Acquired Companies.”

The Purchase Agreements

On August 11, 2025, we entered into the Purchase Agreements. All capitalized terms used but not defined in this notice have the meaning given to them in the Peak E&P Purchase Agreement.

Our Board Following the Transactions

At the Closing of the Transactions, the Company shall appoint two (2) designees of the Sellers to the Board of the Company. For more information, please see the section entitled “Management After the Transactions.”

The Share Issuance Proposal

Subject to the terms and conditions of the Purchase Agreements, at the Closing, Epsilon USA will acquire all of the issued and outstanding limited liability company interests of Peak E&P and Peak BLM, and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Peak E&P Purchase Agreement, the Company would issue an aggregate of up to 5,800,000 Common Shares at Closing. Also at the Closing, and subject to certain adjustments in the Peak BLM Purchase Agreement, the Company would issue up to 200,000 Common Shares to Yorktown pursuant to the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares to Yorktown  following the Closing.

As a result of the Transactions, if the maximum number of Common Shares is issued pursuant to the Purchase Agreements (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the respective sellers (and/or their affiliates) will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 2,500,000 Common Shares that may be issued following the Closing are issued to Yorktown pursuant to the Peak BLM Purchase Agreement (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Acquired Companies will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. Additionally, the Company will make a payment of $51.2 million (with proceeds from the Company’s revolving credit facility), which is estimated as of June 30, 2025, to satisfy all indebtedness of Peak E&P. For more information about the issuance contemplated by the Purchase Agreements, please see the section entitled “Proposal 1 — The Share Issuance Proposal.”

The Adjournment Proposal

In addition, our shareholders will be asked to vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal. For more information, please see the section entitled “Proposal 2 — The Adjournment Proposal.”

Date, Time and Place of Special Meeting

The Special Meeting will be held at One Allen Center, 500 Dallas Street, Emporium Conference Room, Houston, Texas 77002. Epsilon shareholders will be able to attend in person and vote at the Special Meeting.

Voting Power; Record Date

Only shareholders of record at the close of business on [•], 2025, the Record Date, will be entitled to vote at the Special Meeting. You are entitled to one vote for each Common Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of the Record Date, there were [•] Common Shares outstanding and entitled to vote.

Accounting and Tax Treatment

The Transactions will be accounted for using the acquisition method of accounting for business combinations with the Company being treated as the acquirer. The Transactions will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information presented elsewhere in this Proxy Statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the Closing, will be revised as additional information becomes available upon the Closing and finalization of the valuation of the Acquired Companies’ assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of the Acquired Companies as of the Closing Date.

For U.S. federal income tax purposes, we expect to treat the Transactions as a taxable acquisition of the assets of the Acquired Companies by Epsilon in exchange for the Share Issuance under the Purchase Agreements.

Proxy Solicitation

We are soliciting proxies on behalf of our Board. Proxies may be solicited by mail. We have also retained Campaign Management as our proxy solicitor to assist in the solicitation of proxies.

If you have any questions or need assistance voting your Common Shares, please contact our proxy solicitor, Campaign Management:

Campaign Management

15 West 38th Street, Suite #747

New York, New York 10018

North America Toll-Free Phone: 1-855-434-5243

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

Conditions to Closing

Conditions to the Sellers’ Obligations

The obligations of the Sellers to consummate the Transactions are subject to the satisfaction (or waiver in writing) on or prior to the Closing of each of the following conditions precedent:

•	the accuracy of the representations and warranties of Epsilon USA set forth in the Purchase Agreements (without regard to materiality, other than Fundamental Representations) as of the date of the Purchase Agreements and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be true and correct as of such specific date only);

•	performance of, or compliance with, in all material respects, all agreements and covenants required to be performed or complied with under the Purchase Agreements by Epsilon USA at or prior to the Closing;

•	Epsilon shall have received shareholder approval of the Share Issuance Proposal;

•	no order, injunction, or law shall be in effect that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Transactions, and no proceeding seeking such order shall be pending;

•	the total of all title and remediation amounts applicable to certain assets must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price;

•	the closing of the other Purchase Agreement; and

•	the approval for listing by NASDAQ for the Common Shares to be issued in connection with the Transactions.

Conditions to Epsilon’s and Epsilon USA’s Obligations

The obligations of Epsilon and Epsilon USA to consummate the Transactions are subject to the satisfaction (or waiver by Epsilon USA in writing) on or prior to the Closing Date of each of the following conditions precedent:

•	the accuracy of the representations and warranties of the Sellers set forth in the Purchase Agreements (without regard to materiality, other than Fundamental Representations) as of the date of the Purchase Agreements and as of the Closing Date (except to the extent such representations and warranties are expressly made as of a specific date, in which case such representations and warranties will be true and correct as of such specific date only);

•	performance of, or compliance with, in all material respects, all agreements and covenants required to be performed or complied with under the Purchase Agreements by the Sellers at or prior to the Closing;

•	the expiration of the time period to terminate the Purchase Agreements due to any notice of Sellers’ actual or impending breach thereunder;

•	no order, injunction, or law shall be in effect that restrains, enjoins, makes illegal, or otherwise prohibits the consummation of the Transactions, and no proceeding seeking such order shall be pending;

•	the total of all title and remediation amounts applicable to certain assets must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price; and

•	the closing of the other Purchase Agreement.

Quorum and Required Vote for Proposals for the Special Meeting

We will hold the Special Meeting if shareholders representing the required quorum of Common Shares entitled to vote authorize their proxy online or telephonically, sign and return their proxy cards or attend the Special Meeting in person. The presence in person or by proxy of a majority of the outstanding Common Shares entitled to vote constitutes a quorum. If you authorize your proxy online or telephonically or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to indicate your vote on the proxy card.

The Share Issuance Proposal requires the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares, assuming a quorum is present. The Adjournment Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Share Issuance Proposal or the Adjournment Proposal. An abstention, on the other hand, will be the equivalent of a vote “AGAINST” the Share Issuance Proposal or the Adjournment Proposal.

The Transactions are conditioned on, among other things, the approval of the Share Issuance Proposal. The Adjournment Proposal is not conditioned on the approval of the Share Issuance Proposal. If the Share Issuance Proposal does not receive the requisite vote for approval, we will not be able to consummate the Transactions.

Recommendation to Our Shareholders; Reasons for the Transactions

The Board unanimously recommends that our shareholders vote “FOR” each of the Share Issuance Proposal and the Adjournment Proposal. In making its determination, the Board considered a number of factors, which are described in greater detail in the section entitled “Proposal 1 — The Share Issuance Proposal — Our Board’s Reasons for the Approval of the Transactions and the Share Issuance.”

Risk Factors

In evaluating the Transactions and the proposals to be considered and voted on at the Special Meeting, you should carefully review and consider the risk factors set forth under the section entitled “Risk Factors” of this Proxy Statement. The occurrence of one or more of the events or circumstances described in that section, alone or in combination with other events or circumstances, may have a material adverse effect on (i) the ability of us or the Sellers to complete the Transactions and (ii) the business, cash flows, financial condition and results of operations of Epsilon or the Acquired Companies prior to the consummation of the Transactions and the combined company following consummation of the Transactions.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements are based on current expectations, estimates, forecasts and projections about the industries in which we and the Acquired Companies operate and the beliefs and assumptions of our respective management. We use words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words and similar expressions to identify forward-looking statements. In addition, statements that refer to the Transactions and any statements regarding the expected timing, benefits, synergies, growth opportunities and other financial and operating benefits thereof, the Closing and timing or satisfaction of regulatory requirements and closing conditions, or the anticipated operations, financial position, liquidity, performance, prospects or growth and scale opportunities of the combined company; integration activities; the anticipated value of the combined business to us and our stakeholders; the expected impact of the Transactions on our results of operations and financial condition; anticipated growth and trends in the business or key markets; and other characterizations of future events or circumstances, are forward-looking statements. Readers are cautioned that actual results could differ materially from those expressed in any forward-looking statements. While forward-looking statements are based on assumptions and analyses that management of Epsilon and the Acquired Companies believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statements speak only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Please consider the foregoing factors and the other risk factors in the section entitled “Risk Factors,” as well as the risk factors contained in our SEC filings available at www.sec.gov, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Epsilon and the Acquired Companies assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Epsilon nor the Acquired Companies give any assurance that any of Epsilon, the Acquired Companies or the combined company will achieve its expectations.

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this Proxy Statement, including the unaudited pro forma condensed combined financial information, financial statements of the Acquired Companies and notes to the financial statements included herein, in evaluating the Transactions and the proposals to be voted on at the Special Meeting. The following risk factors apply to the business and operations of Epsilon and the Acquired Companies and will also apply to the business and operations of the combined company following the completion of the Transactions. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Transactions, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the combined company. You should also carefully consider the following risk factors in addition to the other information included in this Proxy Statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We, and the Acquired Companies, may face additional risks and uncertainties that are not presently known to us or the Acquired Companies, or that we or the Acquired Companies currently deem immaterial, which may also impair our or the Acquired Companies’ business or financial condition. The following discussion should be read in conjunction with the unaudited pro forma condensed combined financial information, financial statements of the Acquired Companies and notes to the financial statements included herein.

We have grouped the risks into three categories but without any reflection on the importance of, or likelihood of, any particular risk.

Risks Relating to the Transactions

The Transactions are subject to closing conditions and may not be completed, the Purchase Agreements may be terminated in accordance with their terms, and we may be required to pay a termination fee upon termination.

The Transactions are subject to customary closing conditions that must be satisfied or waived prior to the completion of the Transactions, including the approval by our shareholders of the Share Issuance Proposal and other customary closing conditions. Many of the closing conditions are not within our control. No assurance can be given that our shareholders will approve the Share Issuance Proposal or that the required conditions to Closing will be satisfied in a timely manner or at all. Any delay in completing the Transactions could cause us not to realize, or to be delayed in realizing, some or all of the benefits that we expect to achieve if the Transactions are successfully completed within the expected time frame.

Additionally, either we or the Sellers may terminate the Purchase Agreements under certain circumstances, including, among other reasons, if the Transactions are not completed by February 7, 2026. In addition, if the Peak E&P Purchase Agreement is terminated solely for lack of approval of the Share Issuance Proposal, we will be obligated to pay a termination fee of $750,000.

Moreover, if the Transactions are not completed for any reason, including because approval of the Share Issuance Proposal is not obtained, our ongoing businesses may be adversely affected and, without realizing any of the expected benefits of having completed the Transactions, we would be subject to a number of risks, including the following:

•	we may experience negative reactions from the financial markets, including negative impacts on our share price;

•	we may experience negative reactions from our suppliers, distributors and employees;

•	we will be required to pay some of our costs relating to the Transactions, such as legal and accounting costs, whether or not the Transactions are completed;

•	the market price of our Common Shares could decline to the extent that the current market price reflects a market assumption that the Transactions will be completed; and

•	matters relating to the Transactions (including integration planning) will require substantial commitments of time and resources by management, which could otherwise have been devoted to day-to-day operations or to other opportunities that may have been beneficial to us as an independent company.

The Share Issuance will not be adjusted based on changes in our stock price or our performance.

Under the Purchase Agreements, the Share Issuance will not be adjusted for changes in the market price of our Common Shares or our economic performance. If the market price of our Common Shares increases or decreases, the Share Issuance will not be adjusted to account for any such changes or any effective increase or decrease in the value of the Share Issuance under the Purchase Agreements.

We will be subject to business uncertainties and contractual restrictions, including the risk of litigation, while the Transactions are pending that may cause disruption and may make it more difficult to maintain relationships with employees, suppliers or customers.

Uncertainty about the effect of the Transactions on employees, suppliers and customers may have an adverse effect on Epsilon and/or the Acquired Companies, which uncertainties may impair our or the Acquired Companies’ ability to attract, retain and motivate key personnel until the Transactions are completed and for a period of time thereafter, and could cause customers, suppliers and others that deal with us or the Acquired Companies to seek to change existing business relationships with us or the Acquired Companies.

Employee retention and recruitment may be challenging before the completion of the Transactions, as employees and prospective employees may experience uncertainty about their future roles following the Transactions. Key employees may depart or prospective key employees may fail to accept employment with the Company because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the combined company following the Transactions, any of which could have a material adverse effect on our business, financial condition and results of operations.

The pursuit of the Transactions and the preparation for the integration may place a significant burden on management and internal resources. The diversion of management’s attention away from day-to-day business concerns and any difficulties encountered in the transition and integration process could have a material adverse effect on our business, financial condition and results of operations.

Until the completion of the Transactions or the termination of the Purchase Agreements in accordance with their terms, we are prohibited from taking certain actions that might otherwise be beneficial to us and our shareholders.

During the period between the date of the Purchase Agreements and Closing (or earlier termination of the Purchase Agreements), the Purchase Agreements restricts us from amending our organizational documents, making material changes to our method of accounting, or adopting any plan of merger or dissolution or other restructuring, in each case without the consent of the Sellers. These restrictions may prevent us from taking actions during the pendency of the Transactions that would have been beneficial. Adverse effects arising from these restrictions during the pendency of the Transactions could be exacerbated by any delays in consummation of the Transactions or termination of the Purchase Agreements.

Current Epsilon shareholders will have a reduced ownership and voting interest in Epsilon after the Transactions compared to their current ownership and will exercise less influence over management.

Based on the number of issued and outstanding Common Shares as of the Record Date, plus the maximum number of Common Shares that may be issued pursuant to the Transactions, it is expected that, on a fully-diluted basis, our current shareholders will collectively own approximately 72%, and the Sellers will collectively own approximately 28%, of the outstanding Common Shares. Even if none of the contingent Common Shares are issued pursuant to the Peak BLM Purchase Agreement, our current shareholders will collectively own approximately 79%, and the Sellers will collectively own approximately 21%, of the outstanding Common Shares. As a result of the Transactions, our current shareholders will own a smaller percentage of the combined company than they currently own of Epsilon, and as a result will have less influence on the management and policies of the combined company following the Closing than they now have on the management and policies of Epsilon, as the case may be.

The Transactions will involve substantial costs.

We have incurred and expect to incur non-recurring costs associated with the Transactions and combining the operations of the companies. These costs and expenses include fees paid to legal, financial and accounting advisors, filing fees, employee transition/severance costs, printing costs and other costs and expenses. A significant portion of these transaction costs is contingent upon the Closing occurring, although some have been and will be incurred regardless of whether the Transactions are consummated.

Combining the businesses of Epsilon and the Acquired Companies may be more difficult, costly or time-consuming than expected and the combined company may fail to realize the anticipated synergies and other benefits of the Transactions, which may adversely affect the combined company’s business results and negatively affect the value of our Common Shares following the consummation of the Transactions.

Epsilon and the Acquired Companies have operated and, until the completion of the Transactions will continue to operate, independently. The success of the Transactions will depend on, among other things, the ability of Epsilon and the Acquired Companies to combine their businesses in a manner that facilitates growth opportunities and realizes expected cost savings. We have entered into the Purchase Agreements because we believe that the transactions contemplated by the Purchase Agreements are fair to and in the best interests of our shareholders and that combining the businesses of Epsilon and the Acquired Companies will produce benefits, including cost savings and additional attractive opportunities to deploy capital.

Following the Closing, Epsilon and the Acquired Companies must successfully combine their respective businesses in a manner that permits these benefits to be realized. For example, the following issues, among others, must be addressed in integrating the operations of the companies in order to realize the anticipated benefits of the Transactions:

•	combining the companies’ operations and corporate functions;

•	combining the businesses of Epsilon and the Acquired Companies and meeting the capital requirements of the combined company, in a manner that permits the combined company to achieve any cost savings or other synergies anticipated to result from the Transactions, the failure of which would result in the anticipated benefits of the Transactions not being realized in the time frame currently anticipated or at all;

•	integrating personnel from the companies;

•	developing the reserves of the Acquired Companies;

•	harmonizing the companies’ operating practices, employee development and compensation programs, internal controls and other policies, procedures and processes;

•	maintaining existing agreements with customers, suppliers, distributors and vendors, avoiding delays in entering into new agreements with prospective customers, suppliers, distributors and vendors, and leveraging relationships with such third parties for the benefit of the combined company;

•	addressing possible differences in business backgrounds, corporate cultures and management philosophies;

•	consolidating the companies’ administrative and information technology infrastructure;

•	coordinating distribution and marketing efforts; and

•	effecting actions that may be required in connection with obtaining regulatory or other governmental approvals.

It is possible that the integration process could result in the loss of key employees of Epsilon or the Acquired Companies, the loss of customers, the disruption of either Epsilon’s or the Acquired Companies’ ongoing businesses, inconsistencies in standards, controls, procedures and policies, unexpected integration issues, higher than expected integration costs and an overall post-completion integration process that takes longer than originally anticipated. In addition, the actual integration may result in additional and unforeseen expenses. If the combined company is not able to adequately address integration challenges, we may be unable to successfully integrate operations and the anticipated benefits of the integration plan may not be realized.

The combined company may not be able to retain customers, suppliers or distributors, or customers, suppliers or distributors may seek to modify contractual relationships with the combined company, which could have an adverse effect on the combined company’s business and operations. Third parties may terminate or alter existing contracts or relationships with the combined company.

As a result of the Transactions, the combined company may experience impacts on relationships with customers, suppliers and distributors that may harm the combined company’s business and results of operations. Certain customers, suppliers or distributors may seek to terminate or modify contractual obligations following the Transactions whether or not contractual rights are triggered as a result of the Transactions. There can be no guarantee that customers, suppliers and distributors will remain with or continue to have a relationship with the combined company or do so on the same or similar contractual terms following the Transactions. If any customers, suppliers or distributors seek to terminate or modify contractual obligations or discontinue the relationship with the combined company, then the combined company’s business and results of operations may be harmed. If the combined company’s suppliers were to seek to terminate or modify an arrangement with the combined company, then the combined company may be unable to procure necessary supplies from other suppliers in a timely and efficient manner and on acceptable terms, or at all.

In addition, third parties with whom the Acquired Companies currently have relationships may terminate or otherwise reduce the scope of their relationship in anticipation of the Transactions. Any such disruptions could limit the combined company’s ability to achieve the anticipated benefits of the Transactions. The adverse effect of any such disruptions could also be exacerbated by a delay in the completion of the Transactions or by a termination of the Purchase Agreements.

The unaudited pro forma condensed combined financial information and Epsilon’s and the Acquired Companies’ respective financial information included in this Proxy Statement may not be indicative of what the actual financial position or results of operations would have been if the Transactions are consummated. Our future results following the Transactions may differ, possibly materially, from the unaudited pro forma condensed combined financial information presented in this Proxy Statement.

The unaudited pro forma condensed combined financial information contain a variety of adjustments, assumptions, and estimates, and do not represent the actual financial position or results of operations of the combined company following the Transactions. Specifically, the Transactions and post-transaction integration process may give rise to unexpected liabilities and costs, including costs associated with the defense and resolution of Transactions-related litigation or other claims. In addition, the assumptions used in preparing the unaudited pro forma condensed combined financial information in this Proxy Statement may not prove to be accurate and may be affected by other factors. Any significant changes in the market price of the Common Shares may cause a significant change in the purchase price used for Epsilon’s accounting purposes and the unaudited pro forma condensed combined financial information contained in this Proxy Statement.

Because the unaudited pro forma condensed combined financial information in this Proxy Statement is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position or results of operations would have been had the Transactions been completed on the dates indicated, our future results following the Transactions may differ, possibly materially, from such unaudited pro forma condensed combined financial information. See the section entitled “Unaudited pro forma condensed combined Financial Information” and the historical financial statements of Epsilon and the Acquired Companies included elsewhere in this Proxy Statement for more information.

The historical financial information of the Acquired Companies and the unaudited pro forma condensed combined financial information of the combined company included elsewhere in this Proxy Statement may not be indicative of the combined company’s actual financial position or results of operations.

The historical financial information of the Acquired Companies included in this Proxy Statement do not reflect the financial condition, results of operations or cash flows they would have achieved as a public company during the periods presented or those the combined company will achieve in the future. The combined company’s future financial condition, results of operations and cash flows could be materially different from amounts reflected in the Acquired Companies’ historical financial statements included elsewhere in this Proxy Statement. As such, it may be difficult for investors to compare the combined company’s future results to historical results or to evaluate its relative performance or trends in its business.

The Acquired Companies are currently not U.S. public reporting companies, and the obligations associated with integrating into a public company may require significant resources and management attention.

The Acquired Companies are, and prior to the consummation of the Transactions will remain, private companies that are not subject to reporting requirements. Upon completion of the Transactions, the combined company will become subject to the rules and regulations established from time to time by the SEC and NASDAQ with respect to the business and operations of the Acquired Companies. In addition, as a combined public company, we are required to document and test our internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002, so that our management can certify as to the effectiveness of our internal control over financial reporting in connection with our reports filed with the SEC. Bringing the Acquired Companies into compliance with these rules and regulations and integrating the Acquired Companies into our current compliance and accounting system may increase our legal and financial compliance costs, make some activities more difficult, time-consuming or costly and increase demand on our systems and resources. Furthermore, the need to establish the necessary corporate infrastructure to integrate the Acquired Companies may divert management’s attention from implementing our growth strategy, which could prevent us from improving our business, financial condition and results of operations. Additionally, the measures we take may not be sufficient. If we do not continue to develop and implement the right processes and tools to manage the combined company following consummation of the Transactions, our ability to compete successfully and achieve our business objectives could be impaired, which could negatively impact our business, financial condition and results of operations. In addition, we cannot predict or estimate the amount of additional costs we may incur to bring the Acquired Companies into compliance with these requirements. These costs could materially increase our general and administration expenses. In addition, bringing the Acquired Companies into compliance with these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. These additional obligations could have a material adverse effect on our business, financial condition, results of operations and cash flow.

The absence of a fairness opinion may limit shareholder assurance regarding the fairness of the Transactions.

We are not obtaining a fairness opinion from a financial advisor in connection with the Purchase Agreements or the Share Issuance. A fairness opinion from an independent financial advisor would provide the financial advisor’s determination regarding whether the terms of the Transactions are fair, from a financial point of view, to our shareholders. Because we are  not obtaining such a fairness opinion, our shareholders will not have the benefit of an independent third-party evaluation of the financial fairness of the Transactions. As a result, shareholders must rely solely on the judgment of the Company’s management and Board in determining that the terms of the Transactions are fair and in the best interests of the Company and its shareholders. Shareholders should carefully consider the lack of a fairness opinion when evaluating the Transactions.

Risks Relating to Our Business

You should read and consider risk factors specific to our business which will also affect the combined company after the completion of the Transactions. These risks are described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q, which are incorporated by reference herein. For the location of information incorporated by reference in this Proxy Statement, see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

Risks Relating to the Acquired Companies’ Businesses

The businesses of the Acquired Companies and Epsilon are subject to many similar risks and uncertainties. Accordingly, the Acquired Companies’ businesses are, and after the completion of the Transaction will continue to be, subject to the risks described above and the business risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q, which are incorporated herein by reference. Additional risks applicable to the businesses of the Acquired Companies are set forth below.

The Acquired Companies’ producing properties are concentrated in the PRB, making them vulnerable to risks associated with operating in a single geographic area.

As a result of the Acquired Companies’ geographic concentration in the PRB, adverse industry developments in the PRB could have a greater impact on their financial condition and results of operations than if their exploration and development operations were more geographically diverse. They may be disproportionately exposed to the impact of regional supply and demand factors, governmental regulations, midstream capacity constraints, availability of facilities, services market limitations or interruption of the processing or transportation of crude oil, natural gas or NGLs, and extreme weather conditions and their adverse impact on production volumes, availability of electrical power, road accessibility and transportation facilities. In addition, fluctuations of supply and demand may become more pronounced within the PRB, which may cause these conditions to occur with greater frequency or magnify the effects of these conditions. Due to the concentrated nature of the Acquired Companies’ portfolio of properties, these fluctuations may result in a relatively greater impact on the Acquired Companies’ results of operations than they might have on other companies that have a more geographically diversified portfolio of properties. Delays or interruptions caused by such adverse developments could have a material adverse effect on the Acquired Companies’ financial condition and results of operations.

Similarly, the concentration of the Acquired Companies’ assets within a small number of producing formations exposes them to risks, such as changes in field wide rules, which could adversely affect development activities or production relating to those formations. In addition, in areas where exploration and production activities are increasing, the Acquired Companies could be subject to increasing competition for drilling rigs, workover rigs, tubulars and other well equipment, services, supplies as well as increased labor costs and qualified personnel, which may lead to periodic shortages or delays. The curtailments arising from these and similar circumstances may last from a few days to several months, and in many cases, the Acquired Companies may be provided only limited, if any, notice as to when these circumstances will arise and their anticipated duration.

Demand for qualified personnel in this area, and the cost to attract and retain such personnel, may increase substantially in the future. Moreover, the combined company’s competitors may be able to offer better compensation packages to attract and retain qualified personnel than the combined company is able to offer. Any delay or inability to secure the personnel necessary for them to continue or complete the Acquired Companies’ current and planned development activities could have a negative effect on production volumes or significantly increase costs, which, in turn, could have a material adverse effect on the combined company’s results of operations, liquidity and financial condition.

The unavailability, high cost or shortages of drilling rigs, fracking crews, equipment, raw materials, supplies, personnel and oilfield services could adversely affect the Acquired Companies’ ability to execute the Acquired Companies’ development plans within the Acquired Companies’ budget and on a timely basis.

The demand for drilling rigs, frac crews, pipe and other equipment, raw materials and supplies, including source water, sand and other proppant used in hydraulic fracturing operations, as well as for qualified and experienced field personnel, geologists, geophysicists, engineers and other professionals in the oil and natural gas industry, can fluctuate significantly, often in correlation with commodity prices or drilling activity in the Acquired Companies’ areas of operation and in other shale basins in the United States, causing periodic shortages of supplies and needed personnel and rapid increases in costs.

The Acquired Companies own non-operating interests in properties that are operated by third parties and some of the Acquired Companies’ leasehold acreage on which they currently control operations could potentially be challenged resulting in their loss of operatorship. As a result, they are unable, or may become unable, to control the operation and ultimate profitability of such properties.

The Acquired Companies have sought to maintain operational control over the majority of their drilling, completion, and production activities. In Wyoming, operatorship is initially granted to the first working interest owner to successfully submit a State of Wyoming Application for Permit to Drill (“State APD”) for a given formation in a DSU, the requirements for which include:

•	WOGCC approved spacing order;

•	surface owner consent;

•	well location plat;

•	drill plan;

•	well plan;

•	horizontal application; and

•	electrical certification.

To the extent that the combined company seeks to maintain control of operatorship on these properties, Chapter 3, Section 8(m) of the WOGCC’s rules on APDs contains a mechanism by which other working interest owners can challenge the combined company’s State APDs based on multiple factors, including working interest ownership in the DSU, expertise and technical ability to drill and complete wells and contractual obligations. The combined company cannot guarantee that it will be successful in maintaining operating control on all or a majority of the Acquired Companies’ currently controlled properties.

Some of the properties in which the Acquired Companies have an interest are in DSUs that are operated by other companies. The Acquired Companies have limited ability to influence or control the success of drilling and development activities on properties operated by third parties. Some of the factors that are under the control of the third-party operator include, among other things, the nature and timing of drilling and operational activities, the timing and amount of capital expenditures, and the use of suitable technology. In addition, the third-party operator’s operational expertise, financial resources and ability to gain the approval of other participants in drilling wells will impact the timing and potential success of drilling and development activities. A third-party operator’s failure to effectively perform operations, act in ways that are favorable to them or abide by applicable agreements could reduce the combined company’s production and revenues, negatively impact its liquidity, and cause it to spend capital in excess of its current plans, and, as a result, have a material adverse effect on its financial condition and operational results.

The Acquired Companies depend upon two significant purchasers for the sale of most of their oil and natural gas production. The loss of one or more of these purchasers could, among other factors, limit the Acquired Companies’ access to suitable markets for the oil and natural gas they produce.

For the six months ended June 30, 2025, HF Sinclair Refining & Marketing LLC and WGR Operating, LP accounted for approximately 80% and 17% of the Acquired Companies’ total revenues, respectively, excluding the impact of their commodity derivatives. For the year ended December 31, 2024, HF Sinclair Refining & Marketing LLC and Thunder Creek Gas Services, LLC accounted for approximately 87% and 11% of the Acquired Companies’ total revenues, respectively, excluding the impact of their commodity derivatives. For the year ended December 31, 2023, HF Sinclair Refining & Marketing LLC and Thunder Creek Gas Services, LLC accounted for approximately 87% and 10% of the Acquired Companies’ total revenues, respectively, excluding the impact of their commodity derivatives. The Acquired Companies do not have long-term contracts with their purchasers but rather the Acquired Companies sell the substantial majority of their production under arm’s length contracts with terms of 12 months or less, potentially including on a month-to- month basis, to a relatively small number of purchasers. We do not believe that the loss of a single purchaser would materially affect their business because there are numerous other potential purchasers in the area in which the Acquired Companies sell their production. However, the loss of any one of these significant purchasers, the Acquired Companies’ ability to sell their production to other purchasers on terms they consider acceptable, the inability or failure of their significant purchasers to meet their obligations to them or their insolvency or liquidation could have an adverse impact on the Acquired Companies’ financial condition and results of operations. We cannot assure you that any of the Acquired Companies’ purchasers will continue to do business with them or that the combined company will continue to have ready access to suitable markets for the Acquired Companies’ future production.

The availability of a ready market for any hydrocarbons the Acquired Companies produce depends on numerous factors beyond the Acquired Companies’ control, including but not limited to the extent of domestic production and imports of oil, the proximity and capacity of natural gas pipelines, the availability of skilled labor, materials and equipment, water sourcing, the effect of state and federal regulation of oil and natural gas production and federal regulation of oil and natural gas sold in interstate commerce.

The development of the Acquired Companies’ estimated undeveloped reserves may take longer and may require higher levels of capital expenditures than currently anticipated. Therefore, the Acquired Companies’ estimated undeveloped reserves may not be ultimately developed or produced.

As of December 31, 2024, approximately 34% of the Acquired Companies’ total estimated proved reserves were classified as PUDs. Development of these undeveloped reserves may take longer and require higher levels of capital expenditures than currently anticipated. Estimated future development costs relating to the development of the Acquired Companies’ PUDs at December 31, 2024 was approximately $223.6 million over the next five years. We cannot be certain that the estimated costs of the development of these reserves are accurate, that development will occur as scheduled or that the results of such development will be as estimated. The combined company’s ability to fund these expenditures is subject to a number of risks. The combined company may be unable to obtain any required capital or financing on satisfactory terms, which could lead to a decline in the Acquired Companies’ production and reserves. Delays in the development of PUDs, increases in costs to drill and develop such reserves or decreases in commodity prices will reduce the PV-10 value of estimated PUDs and future net cash flows estimated for such reserves and may result in some projects becoming uneconomical. In addition, delays in the development of reserves could cause the combined company to have to reclassify some of the PUDs as unproved reserves. Furthermore, there is no certainty that the combined company will be able to convert these undeveloped reserves to developed reserves or that the Acquired Companies’ PUDs will be economically viable or technically feasible to produce.

Further, the SEC rules require that, subject to limited exceptions, PUDs may only be booked if they relate to wells scheduled to be drilled within five years after the date of booking. This requirement has limited and may continue to limit the Acquired Companies’ ability to book additional PUDs as the combined company pursues the drilling program on these PUDs. As a result, the combined company may be required to reclassify certain of the PUDs if the combined company does not drill those wells within the required five-year timeframe.

PROPOSAL 1: THE SHARE ISSUANCE PROPOSAL

Overview

On August 11, 2025, we entered into the Purchase Agreements. Subject to the terms and conditions of the Purchase Agreements, at the Closing, Epsilon USA, a wholly owned subsidiary of the Company, will acquire all of the issued and outstanding limited liability company interests of Peak E&P and Peak BLM, and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company. Subject to certain adjustments in the Peak E&P Purchase Agreement, the Company would issue an aggregate of up to 5,800,000 Common Shares of the Company at Closing. Also at the Closing, the Company would issue 200,000 Common Shares to Yorktown under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares to Yorktown following the Closing. As a result of the Transactions, at the Closing (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If the maximum number of Common Shares is issued pursuant to the Peak BLM Purchase Agreements, including the 2,500,000 Common Shares that may be issued to Yorktown following the Closing, then at such time (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

Our Common Shares are listed on NASDAQ under the ticker symbol “EPSN.” As a result, the Company is subject to NASDAQ Listing Rule 5635, pursuant to which shareholder approval is required prior to the acquisition of the equity securities of another company where the common stock to be issued in the acquisition could be 20% or more of the outstanding common stock before the issuance or 20% or more of the voting power outstanding before the issuance.

The terms of, reasons for and other aspects of the Purchase Agreements, the Transactions generally, and the issuance of Common Shares to the Sellers pursuant to the Purchase Agreements are described in detail below.

The Purchase Agreements

The following summary describes the material provisions of the Purchase Agreements. The provisions of the Purchase Agreements are complicated and not easily summarized. This summary may not contain all of the information about the Purchase Agreements that is important to you. This summary is qualified in its entirety by reference to the full text of the Peak E&P Purchase Agreement, which is attached as Annex A, and the Peak BLM Purchase Agreement, which is attached as Annex B, both of which are incorporated by reference into this Proxy Statement. The Purchase Agreements are the principal legal documents governing the Transactions, and Epsilon strongly encourages you to carefully read the Purchase Agreements in their entirety before making any voting decision.

The Purchase Agreements contain representations and warranties that Epsilon USA, on the one hand, and the Sellers and Acquired Companies, on the other hand, have made to one another as of specific dates. The information about Epsilon or the Acquired Companies contained elsewhere in this Proxy Statement or in Epsilon’s filings with the SEC may supplement, update or modify the factual disclosures about Epsilon contained in the following description of the material provisions of the Purchase Agreements or in the Purchase Agreements themselves. The representations and warranties contained in the Purchase Agreements are qualified and subject to important limitations that were negotiated and agreed to by the parties to the Purchase Agreements. Accordingly, in your review of the following description of the material provisions of the Purchase Agreements and the representations and warranties contained in the Purchase Agreements, you should bear in mind that such representations and warranties were made solely for the benefit of another party or parties to the Purchase Agreements and may have been negotiated with the principal purpose of allocating risk among the parties to the Purchase Agreements, rather than as statements of fact.

Neither Epsilon nor the Sellers intend that the Purchase Agreements will be a source of business or operational information about Epsilon or the Acquired Companies. In addition, the representations and warranties contained in the Purchase Agreements are qualified by information exchanged by the parties to the Purchase Agreements in confidential disclosure schedules. Accordingly, you should not rely on the following description of the material provisions of the Purchase Agreements or the representations and warranties contained in the Purchase Agreements as statements of fact regarding the parties to the Purchase Agreements.

Epsilon strongly encourages you to carefully read the information provided elsewhere in this Proxy Statement and in the documents incorporated by reference herein. For more information about the documents incorporated by reference, see the section entitled “Where You Can Find Additional Information; Incorporation of Certain Documents by Reference.”

General

The Purchase Agreements provide that, at the Closing, Epsilon USA will acquire all of the issued and outstanding limited liability company interests of Peak E&P and Peak BLM, and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company.

Purchase Price Consideration

At the Closing, the Company will issue (a) an aggregate of up to 5,800,000 Common Shares, subject to certain adjustments in the Peak E&P Purchase Agreement and (b) 200,000 Common Shares under the Peak BLM Purchase Agreement subject to certain adjustments in the Peak BLM Purchase Agreement. Following the Closing and subject to the conditions of the Peak BLM Purchase Agreement, the Company may issue an additional aggregate amount of up to 2,500,000 Common Shares to Yorktown.

At the Closing, Epsilon’s transfer agent will establish book-entry accounts for each Seller and credit the accounts with the applicable number of Common Shares.

A preliminary Settlement Statement will be prepared by the Sellers before Closing. The parties will attempt to resolve any disputes before Closing. Any unresolved amounts will be submitted before Closing to an independent accounting firm whose decision is final and binding.

Additionally, the Company will make a payment of $51.2 million (with proceeds from the Company’s revolving credit facility), which is estimated as of June 30, 2025, to satisfy all indebtedness of Peak E&P.

Post-Closing Consideration Under Peak BLM Agreement

The post-closing consideration under the Peak BLM Agreement is structured to provide for the payment of additional  considerations based on when Peak BLM has the right and ability pursuant to applicable law to conduct drilling and completion operations with respect to certain target wells (the “Resolution Date”).

●	If the Resolution Date occurs on or before December 31, 2026, Yorktown will receive 2,500,000 Common Shares.

●	If the Resolution Date occurs after December 31, 2026 but on or before June 30, 2027, Yorktown will receive 2,000,000 Common Shares.

●	If the Resolution Date occurs after June 30, 2027 but on or before December 31, 2027, Yorktown will receive 1,500,000 Common Shares.

●	If the Resolution Date has not occurred by December 31, 2027, Epsilon USA must, within thirty days, either pay such Seller $6,500,000 in cash or transfer the undeveloped acreage held by Peak BLM to Yorktown for $10, with the parties using commercially reasonable efforts to complete the transfer within ninety days.

●	If Epsilon USA fails to notify Yorktown of its election, it is deemed to have elected to transfer the undeveloped acreage.

Closing of the Transactions

The Closing Date will occur on the later of (a) October 27, 2025, or (b) the date that is two business days after the satisfaction or waiver of all conditions to the Closing (other than those conditions that by their nature cannot be satisfied until the Closing Date, which will be required to be satisfied or (to the extent permitted by applicable law) waived on the Closing Date). If the Closing does not occur within 180 days from the date of the execution of the Purchase Agreements, or February 7, 2026, then the Sellers may terminate the Purchase Agreements. For more information, please see the section below entitled “— Termination.”

Unless waived by the parties to the Purchase Agreements, and subject to applicable law, the Closing is subject to a number of conditions set forth in the Purchase Agreements, including, among others, (i) the approval of the Share Issuance Proposal; (ii) the total of all title and remediation amounts applicable to certain assets, and casualty loss amounts, must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price; and (iii) NASDAQ’s approval for listing on NASDAQ of the Common Shares issuable to the Sellers in connection with the Purchase Agreements.

Representations and Warranties

Each Purchase Agreement contains comprehensive and reciprocal representations and warranties made by each of the principal parties—Epsilon USA, on the one hand, and the applicable Sellers and Acquired Company, on the other. These representations and warranties are customary for transactions of this nature and are subject to various exceptions and qualifications, including materiality, knowledge, and material adverse effect qualifiers. The representations and warranties are generally grouped by party and cover a broad range of topics, as summarized below:

By Epsilon USA (regarding Epsilon and Epsilon USA)

●	Organization, existence, and good standing; due authorization, execution, and enforceability of the Purchase Agreements; and the absence of conflicts with governing documents or applicable law.

●	Capital structure, including the valid Share Issuance and the absence of preemptive or similar rights.

●	SEC reporting compliance, including the accuracy and completeness of filings, and the absence of undisclosed liabilities, internal controls and procedures, including the maintenance of adequate accounting controls and compliance with applicable listing standards.

●	Solvency and the absence of bankruptcy or similar proceedings.

●	No broker’s or finder’s fees other than as disclosed.

●	Compliance with anti-takeover statutes and eligibility to register the Common Shares on Form S-3.

By the Sellers:

●	Organization, existence, and good standing; due authorization, execution, and enforceability of the Purchase Agreements.

●	Capitalization of the Acquired Companies, including the absence of outstanding equity interests or rights to acquire such interests other than as disclosed.

●	Title to the membership interests being sold, free and clear of encumbrances (other than permitted encumbrances).

●	Absence of conflicts with organizational documents, contracts, or applicable law.

●	No broker’s or finder’s fees other than as disclosed.

●	Absence of pending or threatened litigation, bankruptcy, or insolvency proceedings.

●	Credit support arrangements and the absence of undisclosed guarantees or indemnities.

By the Acquired Companies:

●	Organization, existence, and good standing; due authorization, execution, and enforceability of the Purchase Agreements.

●	Capitalization, including subsidiaries and outstanding equity interests.

●	No conflicts with organizational documents, contracts, or applicable law.

●	Financial statements prepared in accordance with GAAP, fairly presenting the financial condition and results of operations, and the maintenance of adequate internal accounting controls.

●	Absence of undisclosed liabilities and absence of certain changes or events since a specified date.

●	Tax matters, including the filing of all required tax returns and payment of taxes.

●	Material contracts, including the absence of defaults or terminations.

●	Title to properties and assets, including oil and gas properties, wells, equipment, and rights-of-way.

●	Compliance with laws, including environmental laws, and the possession of all necessary permits and licenses.

●	Labor and employment matters, employee benefits, and the absence of collective bargaining agreements.

●	Intellectual property, insurance coverage, and the existence of hedging transactions.

●	Relationships with related parties, customers, and suppliers.

●	Absence of material litigation or governmental investigations.

The representations and warranties are subject to various limitations, including knowledge qualifiers (where certain representations are made to the “knowledge” of the party), materiality thresholds, and “material adverse effect” standards. Certain representations—such as those relating to title, environmental, operational, and reserve matters—are further addressed through dedicated title and environmental defect mechanisms, which provide the exclusive remedy for such matters asserted no later than forty-five (45) days following the execution date of the Purchase Agreements (the “Claim Date”).

The Purchase Agreements also provide that, except as expressly set forth in the Purchase Agreements or in certificates delivered at Closing, the Sellers disclaim all other representations and warranties, whether express, implied, statutory, or otherwise, including as to the condition, value, or suitability of the assets. Epsilon USA is deemed to have conducted its own independent investigation and is relying solely on the express representations and warranties in the Purchase Agreements and its own due diligence.

The survival periods for the representations and warranties of the Sellers and the Acquired Company terminate as of the Closing Date. Claims for fraud are not subject to these limitations and are expressly preserved.

In addition, the Purchase Agreements contemplate that Epsilon USA has obtained a representations-and-warranties insurance policy (the “R&W Insurance Policy”), which is intended to provide recourse for certain breaches of the Sellers’ representations and warranties, thereby reducing the Sellers’ indemnification exposure. The R&W Insurance Policy is subject to its own terms, conditions, and exclusions, and the Sellers are generally not liable for breaches covered by the policy, except in the case of fraud or as otherwise expressly provided.

Overall, the representations and warranties framework in the Purchase Agreements is designed to allocate risk among the parties, provide for specified remedies and limitations, and facilitate the efficient resolution of post-Closing claims.

Covenants

Under the Purchase Agreements, each party has agreed to customary covenants designed to preserve the value of the businesses between signing and Closing, to facilitate the transactions and to provide post-Closing protection in accordance with the following terms:

Conduct-of-Business Covenants

From signing through the earlier of Closing or termination, each Acquired Company must operate its business only in the ordinary course and refrain from specified activities without Epsilon USA’s consent, including, among other things, issuing equity, incurring indebtedness, disposing of material assets, amending governing documents, entering into certain contracts, making extraordinary capital expenditures, or settling litigation. Limitations apply to Epsilon and its subsidiaries (including limitations on share issuances, dividends, indebtedness and extraordinary transactions) to protect the Sellers against material dilution or adverse actions prior to shareholder approval and Closing.

Efforts Covenants

The parties must use reasonable best efforts to obtain required approvals and waivers, cooperate with respect to regulatory filings, and coordinate shareholder communications.

Independent Contractors; Affiliate Contracts

Prior to the Closing, the Acquired Companies shall have terminated certain applicable consulting agreements. Additionally, the Acquired Companies and each Seller will terminate all transactions and contracts between any Seller and the Acquired Companies.

Employee and Benefit Matters

Epsilon USA may, but is not obligated to, provide a list to Peak E&P of the employees it intends to hire upon the Closing Date and Sellers shall terminate those employees that Epsilon USA does not intend to hire. Epsilon USA shall offer certain officer positions to Justin Vaughn and Glen Christiansen on similar terms and conditions it employs its current executive officers.

Indemnification of Directors and Officers; Tail Insurance

Epsilon USA will cause the Acquired Companies to maintain in their governing documents six-year indemnification and exculpation protections for pre-Closing directors and officers and to purchase six-year “tail” D&O coverage at Epsilon USA’s expense.

Registration Rights; Lock-Ups

At Closing, Epsilon will enter into a Registration Rights Agreement with each Seller granting customary demand and piggy-back registration rights for the Common Shares to be issued pursuant to the Purchase Agreements. Additionally, pursuant to the terms of the Registration Rights Agreement, Epsilon is required to file a registration statement with the SEC on the Close Date to register the resale of the Common Shares to be issued pursuant to the Purchase Agreements. Specified Sellers (and, if applicable, their permitted transferees) will execute 180-day lock-up agreements.

NASDAQ Listing

Prior to Closing, Epsilon shall cause the Common Shares to be issued pursuant to the Purchase Agreements to be approved for listing on NASDAQ.

Board Representation

At Closing, the Company shall appoint two (2) designees of Sellers to Epsilon’s Board, and each committee of the Board other than the Audit Committee; provided, that such designees shall be subject to, and comply with, all compliance procedures (including background checks) and qualification and expertise requirements applicable to the other members of the Board. Such designees will be nominated for re-election at the 2026 annual meeting of the Company’s shareholders.

Conditions to Closing

Unless waived by the parties to the Purchase Agreements, the Closing is subject to a number of conditions set forth in the Purchase Agreements, including, among others, (i) the approval of the Share Issuance Proposal by the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon; (ii) the total of all title and remediation amounts applicable to certain assets, and casualty loss amounts, must be less than 20% of the respective Purchase Agreement’s unadjusted purchase price, unless waived; and (iii) NASDAQ’s approval for listing on NASDAQ of the Common Shares issuable to the Sellers in connection with the Purchase Agreements.

Neither the Acquired Companies nor Epsilon can be certain when, or whether, the conditions to the Transactions will be satisfied or waived or whether the Transactions will ultimately be consummated. For more information on risks related to the Transactions, see the section entitled “Risk Factors.”

Termination

Prior to the Closing, each Purchase Agreement may be terminated by mutual written consent or by:

●	Either the Sellers’ representative or Epsilon USA if any governmental order permanently restrains or prohibits the Transactions;

●	The Sellers’ representative if Epsilon’s shareholders fail to approve the Share Issuance Proposal by January 8, 2026;

●	Either the Sellers’ representative of Epsilon USA if the Closing has not occurred by February 7, 2026 (the “Outside Date”), unless the terminating party’s breach caused the delay; or

●	The non-breaching party if the counterparty breaches its representations, warranties or covenants and fails to cure within 30 days.

If Epsilon is unable to obtain approval of the Share Issuance Proposal by January 8, 2026, and if the Peak E&P Purchase Agreement is terminated, Epsilon USA may be obligated to pay a termination fee of $750,000. The parties to the Purchase

Agreements have waived all other remedies under the Purchase Agreements, other than specific performance or to terminate the Purchase Agreements.

Title and Environmental Defect Mechanisms

The Purchase Agreements contain detailed procedures for identifying, asserting, and resolving title and environmental defects, as well as mechanisms for curing title benefits. These provisions are designed to allocate risk between the parties and provide exclusive remedies for such matters until the Claim Date.

Defect Notices and Cure

Epsilon USA must provide written notice of any alleged title or environmental defects (each, a "Defect Notice"). Notices must include a detailed description of the alleged defect, the affected asset, supporting documentation, and a calculation of the claimed defect amount. Epsilon USA is required to use commercially reasonable efforts to provide weekly preliminary notices of discovered defects prior to the Claim Date, but failure to provide such preliminary notice does not prejudice Epsilon USA’s right to assert defects by the Claim Date. Sellers have the right to cure any asserted defects prior to Closing.

Calculation of Defect Amounts

The amount by which the value of an asset is reduced due to a title defect or an environmental defect is determined according to detailed methodologies set forth in the Purchase Agreements. For title defects, the calculation may be based on the cost to cure, the proportionate reduction in net revenue interest or net mineral acres, or the economic impact of the defect, but in no event may the aggregate defect amounts exceed the allocated value of the affected asset (in each case, the “Title Defect Amount”). For environmental defects, the Remediation Amount is the reasonable cost of the most cost-effective remediation required under applicable environmental laws, taking into account the least stringent standard permitted and excluding certain costs such as internal overhead, costs not required by law, or duplicative amounts (in each case, the “Remediation Amount”).

Title Benefits

Sellers (or Epsilon USA, if discovered during diligence) may assert “Title Benefits”—circumstances that increase the value of an asset, such as an increase in net revenue interest or net mineral acres. Title Benefits offset Title Defect Amounts in the calculation of Purchase Price adjustments, but only to the extent of actual, quantifiable increases.

Thresholds and Deductibles

Only defects or benefits exceeding specified individual and aggregate thresholds (the “Individual Defect Threshold” and “Aggregate Defect Deductible”) are taken into account for purchase price adjustments. Defects or benefits below these thresholds are disregarded.

Dispute Resolution

If the parties cannot agree on the existence, cure or amount of a title defect, environmental defect, or Title Benefit prior to Closing, the disputed matters are submitted to a neutral third-party consultant (an attorney with relevant experience for title matters, or an environmental attorney for environmental matters) for binding resolution. The consultant is limited to the positions and documentation submitted by the parties and must act as an expert, not an arbitrator.

Exclusive Remedy and Waivers

The title and environmental defect mechanisms provide the exclusive remedy for such matters, and, after the Claim Date, Epsilon USA is precluded from asserting the same facts as a breach of representation or warranty if known prior to the Claim Date. Except as expressly set forth in the Purchase Agreements, including the special warranty of title, or in certificates delivered at Closing, Sellers disclaim all other representations and warranties regarding title and environmental matters, and Epsilon USA will acquire the assets on an “as is, where is” basis with respect to their physical and environmental condition. In the special warranty of title, the Sellers warrant Defensible Title to the Leases and Wells unto Epsilon USA from and against the claims of any and all persons lawfully claiming any part thereof, in each case, by, through, or under the Acquired Companies or their affiliates, but not otherwise.

Casualty Losses

Sellers bear the risk of casualty to the assets prior to Closing up to an agreed threshold. For larger losses, Epsilon USA may elect to accept an assignment of insurance proceeds or, in some cases, exclude the affected asset from the Transactions.

Indemnification; Limitations on Liability

Except for fundamental representations (which survive for six years) and certain specified matters (such as tax, environmental and title claims, which survive for the applicable statutory period), the representations and warranties of the Sellers and the Acquired Company survive until the Closing Date, while the representations and warranties of Epsilon USA survive for twelve months following the Closing Date. Covenants survive for the period specified in the agreements (or, if not specified, until fully performed). The Sellers (on a several basis) indemnify Epsilon USA and its affiliates against breaches of the Seller’s and Acquired Companies’ covenants. Epsilon USA indemnifies the Sellers against breaches of Epsilon USA’s and Epsilon’s representations, warranties and covenants.

Except for fraud, the indemnification provisions (together with the title and environmental defect procedures and the R&W Insurance Policy obtained by Epsilon USA) constitute the parties’ sole and exclusive post-Closing remedies.

Specific Performance; R&W Insurance

As required by the Purchase Agreements, Epsilon USA has obtained the R&W Insurance Policy at its sole cost and expense. Subject to the policy’s terms, the R&W Insurance Policy is intended to provide recourse for certain breaches of the Sellers’ and Acquired Companies’ representations and warranties, thereby reducing indemnification exposure for the Sellers. The Purchase Agreements expressly permit the non-breaching party to seek specific performance or injunctive relief to enforce the agreements’ terms, provided that the Sellers have no right to specific performance compelling Epsilon USA to consummate a Closing.

Governing Law; Dispute Resolution

Both Purchase Agreements are governed by the laws of the State of Texas. The parties consent to exclusive jurisdiction in the federal or state courts located in Harris County, Texas for any proceeding arising out of or relating to the Purchase Agreements. Each party waives trial by jury. The parties are entitled to specific performance to prevent or remedy breaches of the Purchase Agreements.

Amendment

The Purchase Agreements may be amended or modified only by an agreement in writing executed by Epsilon USA and Sellers’ representative and expressly identified as an amendment or modification.

Background of the Transactions

The Board of Directors (“Board”) and management team of Epsilon regularly review Epsilon’s operating results, capital structure, future growth opportunities and its competitive position in the exploration and production industry. These analyses have included consideration by the Board and Epsilon’s management team, and discussions with industry participants from time to time, of potential strategic transactions, including acquisitions, divestitures, joint ventures and business combinations or other transactions, as well as ongoing initiatives aimed at enhancing shareholder value and growing Epsilon’s business organically, to prepare for and respond to changing market forces and resulting business risks and uncertainties in the exploration and production industry.

The terms of the Purchase Agreements are the result of arm’s-length negotiations among representatives of Yorktown Energy Partners LLC, the representative of Sellers (“Yorktown”), the Acquired Companies and Epsilon. The following is a summary of the events leading up to the signing of the Purchase Agreements and the key meetings, negotiations and discussions by and between Epsilon, the Acquired Companies, Yorktown and their respective advisors that preceded the public announcement of the Transactions. This summary does not purport to catalog every conversation or interaction among the representatives of Epsilon, the Acquired Companies, Yorktown and other parties.

Mr. Jason Stabell, Epsilon’s Chief Executive Officer, has known the principals of Yorktown for over twenty years and during his tenure as CEO of Epsilon has discussed several potential transactions and potential partnerships, including some involving the Acquired Companies.

On January 8, 2025, Mr. Stabell called Mr. Ali Kouros, a consultant of Peak BLM, to get an update on Yorktown and the Acquired Companies’ strategic plans in light of the delayed initial public offering of the Acquired Companies that was previously announced in November 2024. Mr. Stabell and Mr. Kouros discussed the merits of a potential transaction between Epsilon and the Acquired Companies, which included the enhanced financial capacity that could be provided by Epsilon to enhance the value of the Acquired Companies’ assets and the operational control and growth potential provided by the Acquired Companies’ assets.

Over the following days several discussions occurred regarding a potential transaction between the parties that included Mr. Stabell, Mr. Andrew Williamson, Epsilon’s Chief Financial Officer, Mr. Bryan H. Lawrence, founder and managing member of Yorktown, and Mr. Kouros. Mr. Kouros and Mr. Lawrence provided high-level background materials on the Acquired Companies.

Mr. Stabell, Mr. John Lovoi, the Chairman of Epsilon’s Board, and Mr. Williamson flew to New York City to meet with representatives of Yorktown and the Acquired Companies at Yorktown’s  office on January 14, 2025, to discuss a potential transaction. Yorktown attendees were Mr. Bryan H. Lawrence, Mr. Bryan R. Lawrence, with Mr. Kouros attending on behalf of the Acquired Companies. The participants had preliminary discussions regarding potential equity splits, valuation methodology, governance and post-closing corporate structure. As a result of the discussion, Epsilon and the Acquired Companies agreed to pursue entry into a non-disclosure agreement, and then exchange detailed information in an effort to progress the discussions.

On January 18, 2025, the Acquired Companies and Epsilon entered into a non-disclosure agreement.

On January 20, 2025, Epsilon established a virtual data room and the Acquired Companies began uploading due diligence information regarding the Acquired Companies including financial information, reserves and production data, geologic / subsurface information, material contracts, land information, and future development plans.

On January 26, 2025, Epsilon initiated a discussion with TCBI Securities Inc. doing business as Texas Capital Securities (“TCS”) on potential transaction structure ideas. TCS provided a PRB-overview and the TCS team’s credentials on comparable transactions.

On January 29, 2025, TCS provided a more detailed presentation to Epsilon on transaction considerations, PRB-technical analysis, potential structuring considerations, terms of engagement, and a sample initial data request.

On February 6, 2025, Mr. Glen Christiansen, the President and COO of the Acquired Companies, and Mr. Justin Vaughn, the EVP and CFO of the Acquired Companies, met with Epsilon at its offices in Houston, Texas to discuss the Acquired Companies’ assets. This discussion included current operations, investment plans, details on the Acquired Companies’ term loan and the status of the permit moratorium in Converse County, Wyoming.

On February 7, 2025, Epsilon executed a non-disclosure agreement with TCS to share confidential information and prepare for a presentation to the Epsilon Board at the regularly scheduled meeting on February 12, 2025, to discuss a potential transaction with the Acquired Companies, and to consider the engagement of TCS as an advisor in connection therewith.

On February 12, 2025, TCS representatives and Epsilon’s management presented an overview of the PRB and the Acquired Companies’ assets to the Epsilon Board. The discussion included various transaction and structuring considerations. The Board spent considerable time discussing Yorktown’s proposed structuring of the transaction as a master limited partnership (“MLP”) and their intention to include a minority ownership in a to-be-formed international company. The Board instructed management to continue discussions with the Acquired Companies and Yorktown on a transaction involving the Acquired Companies but to communicate that an MLP structure was not favored by the Board for various reasons. Mr. Stabell communicated the Board’s conclusions to Mr. Kouros following the meeting. Subsequent to the meeting, the Board authorized the engagement of TCS.

On February 14, 2025, Epsilon provided the Acquired Companies’ data to TCS to conduct a parallel evaluation of the Acquired Companies’ assets.

On February 21, 2025, Epsilon and TCS executed an engagement letter for advisory services to be provided in conjunction with the potential transaction.

On February 26, 2025, Epsilon provided information on its own assets including reserves and production data, geologic / subsurface information, and land information for review by the Acquired Companies.

During the first two weeks of March, Epsilon and TCS conducted detailed analyses of the Acquired Companies’ assets. This included an independent evaluation of the Acquired Companies’ existing production and undeveloped locations (comparing all to the Acquired Companies’ third-party reserve reports), an analysis of the Acquired Companies’ financial statements for years ended December 31, 2023 and 2024, and the creation of a financial model forecasting the cash-flows based on an assumed development pace going forward.

On March 19, 2025, Mr. Stabell provided the Board an update on the evaluation of the potential transaction. Consistent with the Board’s instruction, management and TCS were preparing an analysis of the relative values of Epsilon and the Acquired Companies with the assumed purchase price consideration being Epsilon’s Common Shares. The initial evaluation performed by Epsilon indicated a potential transaction was interesting due to the diverse and low decline production base, and large undeveloped acreage inventory across multiple benches in the PRB (mostly held by production), which provide operational control and capital allocation optionality.

On March 25, 2025, Mr. Stabell provided information to Mr. Bryan H. Lawrence detailing the relative valuation methodology employed by Epsilon to calculate the relative values of Epsilon and the Acquired Companies primarily based on their respective third-party year-end 2024 reserve reports. Mr. Stabell and Mr. Kouros subsequently had several phone conversations to address questions on Epsilon’s methodology and commodity price assumptions.

On March 31, 2025, Mr. Stabell provided additional information to Mr. Lawrence regarding Epsilon’s assessment of the relative values of Epsilon and the Acquired Companies using several commodity price assumptions. Mr. Stabell informed Mr. Lawrence that at a flat price of $65 per barrel of oil and $4 per Mcf of natural gas, the analysis indicated an equity split of 70% to Epsilon and 30% to the Acquired Companies but highlighted several areas that required additional discussion that could impact the equity split. These issues included: the current permit moratorium in Converse County; the value attributed to the Acquired Companies’ proved undeveloped reserves due to the large near-term investment ramp required to crystalize this value; and additional balance sheet and long term payable adjustments to the Acquired Companies equity value, in addition to cash and debt considered in the presentation.

Mr. Kouros informed Mr. Stabell that Yorktown was also considering other alternative transactions but was still interested to receive a more formal proposal from Epsilon. He also advised that Yorktown still preferred a post-closing MLP structure.

On April 10, 2025, the Epsilon Board held a special meeting to discuss a potential transaction with the Acquired Companies. Representatives of TCS attended the meeting. Management and TCS presented the relative valuation work on the assets of Epsilon and the Acquired Companies at multiple commodity prices. Management presented the transaction rationale which included operational control, the growth potential of the Acquired Companies’ undeveloped inventory, the strong balance sheet for the combined company, adding a respected energy investor to the Epsilon Board, and the attraction of using shares in accretive M&A. Management also analyzed accretion showing that the deal was accretive on all key metrics. The Board authorized management to deliver a proposal to Yorktown and the Acquired Companies, including a fixed consideration of 5.7 million Common Shares, which represented approximately 20% of the pro forma equity and an additional consideration of 1.7 million contingent Common Shares for Peak BLM to be paid upon the lifting of the permit moratorium in Converse County. The proposal included purchase price adjustments for the Acquired Companies’ and Epsilon’s balance sheets calculated on the audited year-end 2024 financial statements of the companies. Mr. Stabell delivered the non-binding proposal to the Acquired Companies and Yorktown on April 11, 2025.

On April 15, 2025, the Acquired Companies delivered a counter proposal for a fixed Common Share consideration of 6.7 million shares and a 2.5 million contingent Common Share consideration. The Acquired Companies also proposed an equity reduction from Epsilon to account for a deferred tax liability carried on the balance sheet as of year-end 2024. This counter amounted to an approximate 15% increase (calculated in number of potential Common Shares issued as consideration) to the Epsilon proposal provided on April 11, 2025. The counter also included no expiry date for the contingent consideration for Peak BLM.

On April 23, 2025, TCS, on behalf of Epsilon, delivered the best and final proposal (in response to the counter delivered on April 15, 2025) to the Acquired Companies and Yorktown in the form of a non-binding letter. The proposal increased the fixed share consideration by 5% to 6.0 million Common Shares and expanded the contingent Common Share consideration to a maximum of 2.5 million Common Shares, with step-downs beginning at year-end 2026 of 500,000 Common Shares every six months. Additionally, if no resolution was reached on the permit moratorium by year-end 2027, Yorktown would be entitled to a $6.5 million cash payment upon the lifting of the permit moratorium.

On April 23, 2025, Mr. Stabell updated the Board on the status of discussion with the Acquired Companies and Yorktown. He anticipated that the next step was the execution of the non-binding letter, which included a 30-day exclusivity period during which the parties would work toward finalizing a detailed term sheet for presentation to the Board, after which the parties would proceed to definitive documentation.

On April 25, 2025, the non-binding letter was accepted and executed by Yorktown after receiving the support of the Acquired Companies’ management team and minority owners.

On April 28, 2025, Epsilon instructed Gray Reed, as its counsel, to begin the preparation of a non-binding detailed term sheet. The term sheet provided details on the parties involved, the transaction structure, the consideration amount and form, the conditions on the release of the contingent consideration, the effective time, some expectations on the operation of the business from the effective time to closing, board representation for the equity holders of the Acquired Companies, the intention of Epsilon to assume and coincidentally refinance Acquired Companies’ credit facility, legal aspects of the purchase agreements, lock-up provisions on the equity holders of the Acquired Companies post-closing, Epsilon’s intention to offer employment to select employees of the Acquired Companies, some limitations on the Acquired Companies’ equity holders’ transaction expenses being paid by the Acquired Companies pre-closing, an exclusivity period to the end of June 2025 to allow for the negotiation of definitive transaction documents, governing law, and a termination fee in the event Epsilon’s shareholder’s did not vote in favor of the transaction.

On May 9, 2025, the draft non-binding term sheet was delivered to the Acquired Companies and Yorktown.

On May 12, 2025, the Acquired Companies and Yorktown delivered comments to Epsilon on the draft non-binding term sheet.

On May 14, 2025, a conference call between representatives of the Acquired Companies, Yorktown, Epsilon and TCS was held to discuss the term sheet. Items discussed included the Peak BLM resolution trigger mechanism with respect to the payment of the additional contingent consideration. defect mechanism, employee matters and leakage definition.

On May 21, 2025, at the regularly scheduled Board meeting, management updated the Board on the status of negotiations on the term sheet, presented cash flow figures on the pro-forma company, and presented an estimated timeline of the transaction process (assuming the term sheet was executed). The Board stated its continued support to proceed with the proposed transaction.

On June 3, 2025, a call was held among representatives of Epsilon, Yorktown, the Acquired Companies and TCS on various deal terms included in the non-binding term sheet, including the outstanding items of employee matters, leakage definition, and the BLM resolution trigger mechanism for the payment of the additional contingent consideration. Verbal agreement was reached on the outstanding items.

On June 6, 2025, Epsilon sent Yorktown and the Acquired Companies an updated non-binding term sheet reflecting an update to the Peak BLM resolution trigger mechanism, leakage definition, and employee matters.

On June 13, 2025, Epsilon and Yorktown agreed to (and executed) the non-binding term sheet on the previously agreed relative valuations, that also included the terms of governance, transfer and lock up restrictions, a $750,000 termination fee in the case that Epsilon shareholders failed to approve the Transactions, an aggregate fee cap of $500,000 for the Sellers’ transaction expenses, language with respect to the Peak BLM resolution trigger mechanism for the payment of the additional contingent consideration. The parties also entered into an exclusivity period until July 31, 2025.

On June 19, 2025, at a special meeting of the Board, Epsilon management presented the non-binding term sheet. They also reviewed the transaction rationale previously presented, cash flows of the pro-forma company, accretion analysis on key metrics, a detailed internal view on the Acquired Companies’ undeveloped inventory, and pro forma ownership. The Board authorized management to proceed with the negotiation of definitive transaction documents on the terms consistent with those presented in the non-binding term sheet.

On June 23, 2025, Epsilon engaged Opportune LLP (“Opportune”) to assist with financial due diligence, pro-forma reporting and valuation for purchase price accounting. Epsilon also engaged New Tech Global Environmental, LLC to assist with environmental due diligence and site inspection.

On June 24, 2025, the Acquired Companies substantially completed their upload of requested due diligence items for the Acquired Companies covering organizational documents, financing, management and employees, environmental, tax, title, regulatory matters, insurance, material contracts and operations.

On June 27, 2025, an initial draft of the Peak E&P Purchase Agreement was sent to the Acquired Companies and Yorktown.

On June 30, 2025, Epsilon engaged Tri Energy Asset Management Inc. to assist with title due diligence.

On July 2, 2025, an initial draft of the Peak BLM Purchase Agreement was sent to the Acquired Companies and Yorktown.

On July 3, 2025, the Acquired Companies and Yorktown provided comments to the Peak E&P Purchase Agreement draft.

On July 10, 2025, the Acquired Companies and Yorktown provided comments to the Peak BLM Purchase Agreement draft.

Also on July 10, 2025, Epsilon provided comments in response to the comments provided by the Acquired Companies and Yorktown (on July 3, 2025 (for Peak E&P) and July 10,2025 (for Peak BLM)) along with a key issues list to the Acquired Companies and Yorktown. The key issues included the termination fee application, timelines for due diligence and closing, defect thresholds for purchase price adjustments, public announcement on the transaction, limitations on the operation of the business after the effective time, and the Peak BLM resolution trigger mechanism for the payment of the additional contingent consideration.

On July 11, 2025, Mr. Stabell updated the Board on the status of negotiations and expected timeline to execute the transaction.

On July 14, 2025, representatives from Epsilon, the Acquired Companies, and Yorktown discussed the items on the key issues list provided.

Also on July 14, 2025, Epsilon engaged Grant Thornton to conduct tax due diligence on the Acquired Companies.

On July 15, 2025, Epsilon sent a set of acceptable terms on the outstanding items (in response to comments made by Yorktown on the call the previous day), which included some slight changes to the terms negotiated in the non-binding term sheet. The Acquired Companies and Yorktown verbally accepted the terms described.

On July 16, 2025, representatives from Epsilon, the Acquired Companies, and Yorktown again reviewed the key issues list, and confirmed mutual agreement on most. Epsilon then advised they would incorporate the discussed changes into the drafts of the Purchase Agreements.

Also on July 16, 2025, Epsilon received a term sheet from Frost Bank on the proposed refinancing (at Closing) of Peak E&P’s existing credit facility. This term sheet was shared with the Acquired Companies and Yorktown.

Additionally on July 16, 2025, Epsilon executed a non-binding indication letter with QBE Specialty Insurance (“QBE”) to underwrite a representations and warranties insurance policy in connection with the proposed Transactions.

On July 21, 2025, the Acquired Companies and Yorktown sent revised drafts of the Purchase Agreements to Epsilon, incorporating the changes previously discussed during the meeting held on July 16, 2025.

On July 22, 2025, the Acquired Companies and Epsilon management teams discussed post-closing personnel related matters, including the offers of employment and transition arrangements for employees of the Acquired Companies.

On July 24, 2025, the Acquired Companies provided to Epsilon with their unaudited financial statements at and for the quarter and six-months ended June 30, 2025.

On July 28, 2025, Epsilon’s tax advisor (Grant Thornton), counsel (Gray Reed), and Epsilon management held a call to discuss various tax considerations pursuant to the Purchase Agreements.

On July 28, 2025, Gray Reed provided the legal due diligence report after completing its diligence process. No material issues were identified.

On July 31, 2025, representatives of the Acquired Companies, Yorktown, Epsilon and both sides’ counsel held a call to discuss the outstanding items relating to the Purchase Agreements.

On August 1, 2025, representatives from Epsilon and the Acquired Companies discussed the Acquired Companies’ unaudited financial statements at and for the quarter and six-months ended June 30, 2025, insurance policies, and crude purchase agreements.

Also on August 1, 2025, Gray Reed provided revised drafts of the Purchase Agreements to the Acquired Companies and Yorktown.

On August 3, 2025, the Acquired Companies and their counsel provided the Purchase Agreements’ Disclosure Schedules to Epsilon and Gray Reed.

On August 3, 2025, Opportune provided the financial due diligence report of the Acquired Companies to Epsilon after completing their diligence process. No material issues were identified.

On August 5, 2025, Epsilon and Gray Reed provided purchase price allocation schedules to the Acquired Companies and their counsel.

On August 6, 2025, the Epsilon Board and management held a call to discuss the due diligence results, financing of the transaction, and the final terms of the Purchase Agreements. On the call, Epsilon’s Board approved signing the agreements as presented.

On August 7, 2025, representatives from Epsilon and the Acquired Companies discussed outstanding items related to the Acquired Companies’ option holders and unissued leases. Agreement was reached on a resolution for both items.

On August 8, 2025, representatives from Epsilon, Gray Reed, Opportune, Grant Thornton, Willis Towers Watson (Epsilon’s insurance broker), and QBE’s counsel held a call to describe the due diligence process conducted on the acquired Companies and any material findings. Following the call, QBE approved binding the policy (excluding items to be diligenced between signing and closing) at signing.

Also on August 8, 2025, Willkie provided a draft side letter agreement addressing the outstanding unissued leases item. Epsilon accepted the draft as final.

On August 11, 2025, the Purchase Agreements were executed by the parties.

On August 13, 2025, Epsilon announced the execution of the Purchase Agreements.

Our Board’s Reasons for the Approval of the Transactions and the Share Issuance

After careful consideration, our Board has unanimously (a) determined that the Purchase Agreements and the Transactions, including the issuance of Common Shares pursuant thereto are advisable, fair to, and in the best interests of the Company and its shareholders, (b) approved and adopted the Purchase Agreements and the Transactions and (c) resolved to recommend that our shareholders vote “FOR” the approval of the Share Issuance Proposal and the Adjournment Proposal.

In the course of reaching its decision to approve and adopt the Purchase Agreement and the Transactions and to recommend approval to the shareholders, the Board consulted with various legal and financial advisors and included a number of factors, including, among others, the following principal factors which were material to the Board’s decision:

●	Current industry, market and economic conditions, including the continuing trend of consolidation in the oil and gas industry and the importance of operational scale and geographic diversity in remaining competitive in the long term.

●	The Transactions will significantly expand Epsilon’s asset base and operational footprint, particularly in the PRB, providing access to a large, contiguous acreage position and multiple productive horizons, thereby diversifying Epsilon’s geographic and geologic exposure.

●	By combining Epsilon’s existing operations with those of the Acquired Companies, the combined company is expected to benefit from increased scale, enhanced operational efficiencies, and the ability to leverage best practices across a broader asset base.

●	The Acquired Companies bring approximately 39,600 net leasehold acres and a substantial inventory of identified horizontal drilling locations, including both proved developed and undeveloped reserves, which are expected to provide long-term development opportunities and production growth.

●	The Transactions are expected to materially increase Epsilon’s proved reserves and production volumes, strengthening the combined company’s reserve life and cash flows.

●	The combined company is expected to have a greater ability, due to its increased size, to attract and retain skilled personnel.

●	The Transactions are expected to be accretive to Epsilon’s key financial metrics, based on the pro forma forecasted cash flows and earnings.

●	A significant portion of the consideration is in the form of Epsilon Common Shares, preserving cash for future operations.

●	The Board believes the Transactions will create long-term value for shareholders by enhancing the combined company’s growth prospects, competitive position, and ability to generate sustainable returns.

●	While recognizing the risks inherent in any large-scale acquisition, the Board believes that the potential benefits, including increased reserves, production, and operational scale, outweigh the associated risks, particularly given the protections and conditions negotiated in the Purchase Agreements.

These factors, taken together, led the Board to unanimously determine that the Transactions are advisable, fair to, and in the best interests of Epsilon and its shareholders.

In addition, the Board also identified and considered a number of potentially negative factors in its deliberations concerning the Transactions, including:

●	The Board recognizes that combining the operations, systems, and personnel of Epsilon and the Acquired Companies may present significant integration challenges. There is a risk that anticipated synergies and efficiencies may not be realized as quickly or fully as expected, and that integration could result in unforeseen costs or disruptions to ongoing business operations.

●	The issuance of up to 8,500,000 Common Shares as consideration for the Transactions will result in a significant dilution of the ownership and voting interests of Epsilon’s current shareholders, potentially reducing their influence over the management and strategic direction of the combined company.

●	The Transactions are subject to shareholder approval in order to close, among other closing conditions. There is no assurance that all conditions will be satisfied or that the Transactions will be completed on the anticipated timeline, or at all. Failure to close could result in the payment of a termination fee and the loss of time and resources invested in the process.

●	The Acquired Companies’ assets are concentrated in the PRB, making the combined company more susceptible to regional risks such as regulatory changes, infrastructure constraints, or adverse local market conditions, which could disproportionately impact the value and performance of the acquired assets.

●	The Board notes that it did not obtain a fairness opinion from an independent financial advisor regarding the Transactions. As a result, shareholders must rely solely on the Board’s and management’s judgment as to the financial fairness of the Purchase Agreements and the overall Transactions.

●	The Transactions will involve substantial one-time costs, including legal, accounting, advisory, and integration expenses. Additionally, the combined company may assume unforeseen liabilities or obligations associated with the Acquired Companies, despite the due diligence and contractual protections negotiated.

These potential negative factors were carefully weighed against the anticipated benefits of the Transactions in the Board’s decision-making process, but ultimately the Board was confident that such negative factors were outweighed by the positive factors in favor of approving and adopting the Purchase Agreement and the Transactions. Thus, the Board recommend that our shareholders vote “FOR” the approval of the Share Issuance Proposal and the Adjournment Proposal.

The foregoing discussion of the information and positive and negative factors considered by the Board in approving the Transactions is not intended to be exhaustive. In considering the Transactions, the Board did not find it practical or feasible to quantity or otherwise attempt to assign any relative or specific values to any of the foregoing factors. In making their determination, individual directors may have accorded different values to different factors.

Our Board Following the Transactions

If the Transactions are consummated, at Closing the Company shall appoint two (2) designees of Sellers to the Board of the Company, and each committee of the Board other than the Audit Committee. Those directors are Jack E. Vaughn and Bryan H. Lawrence. The designees of the Sellers will be nominated for re-election at the 2026 annual meeting of the Company’s shareholders. For more information, please see the section entitled “Management After the Transactions.”

Total Common Shares to be Issued in the Transactions

As a result of the Transactions, at the Closing (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If the maximum number of Common Shares is issued pursuant to the Purchase Agreements, including the 2,500,000 Common Shares that may be issued to Yorktown following the Closing pursuant to the Peak BLM Purchase Agreement, then at such time (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. Because we may be issuing 20% or more of the outstanding Common Shares in connection with the Transactions, we are required to obtain shareholder approval of such issuance pursuant to the applicable provisions of NASDAQ Listing Rule 5635.

Appraisal Rights

Appraisal rights are not available to holders of Common Shares in connection with the Transactions.

Accounting and Tax Treatment

The Transactions will be accounted for using the acquisition method of accounting for business combinations with the Company being treated as the acquirer. The Transactions will result in the recognition of assets acquired and liabilities assumed at fair value. The preliminary allocation of the purchase price used in the unaudited pro forma condensed combined financial information presented elsewhere in this Proxy Statement is based on preliminary estimates and currently available information. These assumptions and estimates, some of which cannot be finalized until the Closing, will be revised as additional information becomes available upon the Closing and finalization of the valuation of the Acquired Companies’ assets and liabilities. The final determination of the allocation of the purchase price will be based on the fair values of the assets and liabilities of the Acquired Companies as of the Closing Date of the Transactions.

For U.S. federal income tax purposes, we expect to treat the Transactions as a taxable acquisition of the assets of the Acquired Companies by Epsilon in exchange for the Share Issuance.

Why We Need Shareholder Approval

We are proposing the Share Issuance Proposal in order to comply with applicable provisions of NASDAQ Listing Rule 5635, which requires shareholder approval prior to the issuances of securities equal to 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the issuance.

As a result of the Transactions, at the Closing (a) our current shareholders will own approximately 79% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 21% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If the maximum number of Common Shares is issued pursuant to the Purchase Agreements, including the 2,500,000 Common Shares that may be issued to Yorktown following the Closing pursuant to the Peak BLM Purchase Agreement, then at such time (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) the Sellers will own approximately 28% of our outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date.

Because we would be issuing more than 20% of the outstanding Common Shares in connection with the Transactions in any case, we are required to obtain shareholder approval of such issuance pursuant to the applicable provisions of NASDAQ Listing Rule 5635. For more information about the Share Issuance pursuant to the Purchase Agreements, please see the section entitled “Proposal 1 — The Share Issuance Proposal — The Purchase Agreements —Purchase Price Consideration .”

We will not be able to consummate the Transactions unless the Share Issuance Proposal is adopted. Vote Required for Approval

The Share Issuance Proposal requires the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon, assuming a quorum is present. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Share Issuance Proposal, provided that a valid quorum has been established. An abstention, on the other hand, will be the equivalent of a vote “AGAINST” the Share Issuance Proposal. Abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established.

Recommendation of Our Board

Our Board unanimously recommends that you vote “FOR” the Share Issuance Proposal.

PROPOSAL 2: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for the approval of the Share Issuance Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Share Issuance Proposal.

Vote Required for Approval

The Adjournment Proposal requires the affirmative vote of at least a majority of the votes cast in person or represented by proxy at the Special Meeting by the holders of Common Shares entitled to vote thereon. You may vote “FOR” the Adjournment Proposal, “AGAINST” the Adjournment Proposal or you may ABSTAIN from voting with respect to the Proposal. Abstentions (but not broker non-votes) are considered Common Shares present and entitled to vote and will have the same effect as votes “AGAINST” the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that you vote “FOR” the Adjournment Proposal.

INFORMATION ABOUT THE PARTIES

Epsilon Energy Ltd.

Epsilon is a North American on-shore focused independent natural gas and oil company engaged in the acquisition, development, gathering and production of natural gas and oil reserves. Epsilon has natural gas production in the Marcellus Shale in Pennsylvania; oil, natural gas liquids and natural gas production in the Permian Basin in Texas and New Mexico, the NW Anadarko Basin in Oklahoma; and oil, natural gas liquids, and natural gas production in the Western Canadian Sedimentary Basin in Alberta, Canada. Epsilon conducts operations in the United States through its wholly owned subsidiaries Epsilon USA; Epsilon Midstream, LLC, a Pennsylvania limited liability company, or “Epsilon Midstream”; Epsilon Operating, LLC, a Delaware limited liability company; Dewey Energy GP LLC, a Delaware limited liability company; Dewey Energy Holdings LLC, a Delaware limited liability company; and Altolisa Holdings, LLC, a Delaware limited liability company.

Our securities are currently traded on NASDAQ under the ticker symbol “EPSN.”

The mailing address of our principal executive office is 500 Dallas Street, Ste. 1250, Houston, Texas 77002 and our telephone number is (281) 670-0002.

For additional information about Epsilon, please see our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and such reports that are subsequently filed with the SEC. The Company’s reserve report is attached to this Proxy Statement as Annex C.

The Acquired Companies

The Acquired Companies are (i) Peak Exploration & Production, LLC, a Delaware limited liability company, and (ii) Peak BLM Lease LLC, a Delaware limited liability company, and their respective subsidiaries. The Acquired Companies are privately held oil and gas exploration and production companies that operate in the PRB. As of June 30, 2025, the Acquired Companies own approximately 39,600 net leasehold acres (out of 61,000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies.

The mailing address of both the Acquired Companies’ principal executive offices is 1910 Main Avenue, Durango, Colorado 81301, and their telephone number is (970) 247-1500.

For more information about the Acquired Companies, please see the section entitled “Management’s Discussion and Analysis of the Acquired Companies.”

INFORMATION ABOUT THE ACQUIRED COMPANIES

The Acquired Companies

The following discussion of the Acquired Companies’ business should be read in conjunction with “Management’s Discussion and Analysis of the Acquired Companies,” the accompanying financial statements of the Acquired Companies and the related notes included elsewhere in this Proxy Statement. Unless otherwise indicated, all reserve and property information relating to the Acquired Companies is as of December 31, 2024, which is the date of the most recent reserve reports regarding the Acquired Companies by their independent petroleum engineer, Cawley, Gillespie & Associates, Inc. (“Cawley Gillespie”).

Overview

The Acquired Companies are privately held oil and gas exploration and production companies that operate in the PRB. As of June 30, 2025, the Acquired Companies own approximately 39,600 net leasehold acres (out of approximately 61,000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies.

Acreage

As of June 30, 2025, the Acquired Companies had approximately 61,000 gross (39,600 net) acres comprised of private, state, and federal lands with a number of large, contiguous leasehold blocks in the over-pressured core of the PRB, primarily in Campbell and Converse Counties, Wyoming. As of June 30, 2025, they have drilled and operate a total of 105 gross (56 net) producing horizontal wells. In addition, they have drilled two gross (one net) horizontal wells awaiting completion. They also own interests in an additional 101 gross (three net) non-operated, producing horizontal wells with an average working interest of approximately 3.6%. All 101 gross (three net) non-operated wells are primarily operated by other leading PRB operators including EOG Resources, Devon Energy, Anschutz Exploration, and Ballard Petroleum. The following map illustrates the Acquired Companies’ acreage positions within the PRB, consisting primarily of leased acreage in Campbell County, Wyoming, with additional positions in Johnson County and Converse County, Wyoming.

Acquired Companies' Leasehold
Powder River Basin
Sheridan
Sheridan
Crook
Gillette
Campbell
Johnson
Weston
Natrona
Casper
Converse
Douglas
Niobrara
Platte
Goshen
-3000
-4000
-7000
-6000
-5000
-4000
-3000
-2000
-8000
-8000
-4000
-7000
-8000
-6000
-8000
-7000
Montana
North Dakota
South Dakota
Idaho
Wyoming
Nebraska
Utah
Colorado
Kansas

Figure 1. Powder River Basin with Mowry structure (contour interval is 1000 ft sub sea TVD)

As of December 31, 2024, the Acquired Companies’ most recent reserve reports identified 1,071 gross (326 net) horizontal drilling locations across their acreage in the PRB, the majority of which target the Parkman, Shannon, Turner, Niobrara and Mowry reservoirs. Epsilon has identified a subset of these locations, 175 gross / 111 net, as Priority (defined as those with lateral lengths of at least 10,000 ft., at least 45% working interest, and forecasted economics of at least 25% IRR at $65 WTI / $4 HHUB). A portion of the inventory in the conventional Turner and Shannon horizons (over-pressured, marine-influenced, tight sandstone formations) and the conventional Parkman horizon (normally pressured, marine-influenced, tight sandstone formation) has been substantially delineated by the number of horizontal and vertical wells drilled on or within the vicinity of their acreage and has lowered the geologic and operational risk. Additionally, the Acquired Companies have substantial inventory in the Niobrara and Mowry formations, which are both organic-rich, over-pressured, tight shale formations. Combining their results with those of other offset operators, attractive results in these horizons have been proven utilizing advanced drilling and completion techniques and technology.

The Acquired Companies believe that there are additional potential development opportunities in the Teapot, Sussex, Muddy and Dakota formations.

As of December 31, 2024, the Acquired Companies’ total estimated proved oil and natural gas reserves were approximately 21,500 Mboe, based on the most recent reserve reports each dated February 11, 2025, by Cawley Gillespie prepared for each of Peak E&P and Peak Power River Acquisitions, LLC, a wholly-owned subsidiary of Peak BLM, attached hereto as Annex D and Annex E, respectively. Because their reserves are historically reported in two streams, the economic value of the NGLs is included in their natural gas price and natural gas reserves. The Acquired Companies’ proved reserves are comprised of approximately 57% oil and 43% natural gas and are approximately 34% proved developed.

The following table sets forth a summary, as of December 31, 2024, of the Acquired Companies’ gross and net identified total and priority horizontal drilling locations by reservoir.

	Total Locations [1]		Priority Locations [2]
Formation	Gross	Net	Gross	Net
Teapot	12	3	—	—
Parkman	121	37	21	14
Shannon	71	22	—	—
Niobrara	392	120	76	46
Turner	208	72	11	7
Mowry	267	72	67	43
Total Locations	1,071	326	175	110

1.	The above table includes 1,071 gross acreage of the Acquired Companies’ identified horizontal drilling locations that have been evaluated by Cawley Gillespie on the most recent reserve reports. A portion of the Acquired Companies’ identified horizontal drilling locations are designated as priority by Epsilon’s internal evaluations.
2.	Priority location value prescribed to PRB locations with lateral length greater than 10,000 ft, at least 45% WI and at least 25% IRR at $65 WTI and $4 HHUB.

Acquired Companies’ Oil and Natural Gas Data

Evaluation and Review of Reserves

The Acquired Companies’ estimated net oil and natural gas reserves as of December 31, 2024 and December 31, 2023 included in this Proxy Statement are based on evaluations prepared by the independent petroleum engineering firm, Cawley Gillespie, in accordance with Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Evaluation Engineers and definitions and guidelines established by the SEC. The Acquired Companies’ independent reserve engineers were selected for their historical experience and geographic expertise in engineering similar resources.

Cawley Gillespie is a Texas Registered Engineering Firm (F-693), made up of independent registered professional engineers and geologists that have provided petroleum consulting services to the oil and gas industry for over 60 years. The lead evaluator that prepared the reserve reports was Zane Meekins, P.E., Executive Vice President at Cawley Gillespie.

Mr. Meekins has been with Cawley Gillespie since 1989 and graduated from Texas A&M University in 1987 with a Bachelor of Science degree in Petroleum Engineering. Mr. Meekins is a State of Texas registered professional engineer (License #71055) and a member of the Society of Petroleum Evaluation Engineers and the Society of Petroleum Engineers. Mr. Meekins

meets or exceeds the education, training, and experience requirements set forth in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information promulgated by the Society of Petroleum Engineers. Mr. Meekins is proficient in judiciously applying industry standard practices to engineering and geoscience evaluations as well as applying SEC and other industry reserves definitions and guidelines.

The Acquired Companies maintain an internal staff of engineers and geoscience professionals who are responsible for the internal review of their reserve estimates and work closely with their independent reserve engineers to ensure the integrity, accuracy and timeliness of the data used to calculate their reserves relating to their assets in the PRB. The Acquired Companies’ internal technical team members meet with their independent reserve engineers periodically during the period covered by the reserve reports to discuss the assumptions and methods used in the reserve estimation process. They provide historical information to their independent reserve engineers for their properties, such as ownership interest, oil and natural gas production, well test data, commodity prices and operating and development costs.

For all of the Acquired Companies’ properties, their internally prepared reserve estimates as well as the reserve reports prepared by Cawley Gillespie are reviewed and approved by their Vice President, Reservoir Engineering, Tom Loveland. Mr. Loveland has been with the Acquired Companies since 2015 and has more than 23 years of experience in reservoir engineering and reserve management.

The preparation of the Acquired Companies’ reserve estimates are completed in accordance with their internal control procedures. These procedures, which are intended to ensure reliability of reserve estimations, include the following:

●	review and update potential well locations and lateral lengths by formation, based on existing leasehold;

●	verification of property ownership by the Acquired Companies’ land department; review and verification of historical production data, as reported by them for producing wells they operate, and by their partners for wells in which they are not the designated operator;

●	analysis of lease operating expenses and future well costs by operation personnel;

●	preparation of existing well oil, gas, and water forecasts, as well as type well forecasts for future wells; and

●	calculation of reserve estimates using all previously described data.

The reserves and values determined by Cawley Gillespie in the Acquired Companies’ most recent reserve reports may change when more recent reports for the combined company are completed. Changes may result from new interpretations of reservoir performance, SEC pricing, development plans, capital availability, or other factors.

Estimation of Proved Reserves

Under SEC rules, proved reserves are those quantities of oil and natural gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs and under existing economic conditions, operating methods and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time. If deterministic methods are used, the SEC has defined reasonable certainty for proved reserves as a “high degree of confidence that the quantities will be recovered.” All of the Acquired Companies’ reserves as of December 31, 2024 and December 31, 2023 were estimated using a deterministic method. The estimation of reserves involves two distinct determinations. The first determination results in the estimation of the quantities of recoverable oil and natural gas and the second determination results in the estimation of the uncertainty associated with those estimated quantities in accordance with the definitions established under SEC rules. The process of estimating the quantities of recoverable oil and natural gas reserves relies on the use of certain generally accepted analytical procedures. These analytical procedures fall into four broad categories or methods: (1) production performance-based methods; (2) material balance-based methods; (3) volumetric-based methods; and (4) analogy. These methods may be used singularly or in combination by the reserve evaluator in the process of estimating the quantities of reserves. Reserves for the Acquired Companies’ PDP wells were estimated using production performance methods for the vast majority of properties. Certain new producing properties with very little production history were forecast using a combination of production performance and analogy to similar production, both of which are considered to provide a relatively high degree of accuracy. Non-producing reserve estimates, for developed and undeveloped properties, were forecast using analogy methods and existing analog wells that are believed to share geologic characteristics, fluid characteristics, and operational characteristics with those properties. These are industry-proven methods that provide a relatively high degree of accuracy for predicting proved developed non-producing and proved undeveloped reserves for their properties. The reasonable time that hydrocarbon extraction commences is most commonly deemed to be within five years of the effective date of a reserve report.

To estimate economically recoverable proved reserves and related future net cash flows, Cawley Gillespie considers many factors and assumptions, including the use of reservoir parameters derived from geological and engineering data that cannot be measured directly, but that result in forecasts of future production rates, economic criteria based on current cost estimates and actual operating expenses, and the SEC pricing requirements.

Under SEC rules, reasonable certainty can be established using techniques that have been proven effective by actual production from projects in the same reservoir or an analogous reservoir or by other evidence using reliable technology that establishes reasonable certainty. Reliable technology is a grouping of one or more technologies (including computational methods) that has been field-tested and has been demonstrated to provide reasonably certain results with consistency and repeatability in the formation being evaluated or in an analogous formation. To establish reasonable certainty with respect to the Acquired Companies’ estimated proved reserves, the technologies and economic data used in the estimation of their proved reserves have been demonstrated to yield results with consistency and repeatability, and include production and well test data, downhole completion information, geologic data, electrical logs, radioactivity logs, core analyses, historical well cost and operating expense data.

Summary of Oil and Natural Gas Reserves

The following table summarizes the Acquired Companies’ estimated net oil and natural gas reserves as of December 31, 2024 and December 31, 2023, based on the most recent reserve report prepared by Cawley Gillespie. The Acquired Companies’ reserves are reported in two streams: oil and natural gas. The economic value of the NGLs is included in their natural gas price and reserves. All of these reserve estimates were prepared in accordance with the SEC’s rule regarding reserve reporting currently in effect.

	As of December 31,
	2024 (1)	2023 (2)
Proved Reserves:
Oil (MBbls)	12,246	9,515
Natural gas sales (MMcf)	55,707	40,392
Total Proved Reserves (Mboe)	21,531	16,247

Proved Developed Reserves:
Oil (MBbls)	3,838	4,579
Natural gas sales (MMcf)	20,402	21,327
Total Proved Developed Reserves (Mboe)	7,239	8,134

Proved Undeveloped Reserves:
Oil (MBbls)	8,408	4,936
Natural gas sales (MMcf)	35,305	19,065
Total Proved Undeveloped Reserves (Mboe)	14,292	8,114

(1)	The Acquired Companies estimated net proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For oil volumes, the average WTI posted price of $72.31 per barrel as of December 31, 2024, was adjusted for oil and gas differentials, which may include local basis differentials, transportation, gas shrinkage, and gas heating value (BTU content) and/or crude quality and gravity corrections. For natural gas volumes, the average Henry Hub spot price of $2.21 per MMBtu as of December 31, 2024, was similarly adjusted for oil and gas differentials, which may include local basis differentials, transportation, gas shrinkage, and gas heating value (BTU content) and/or crude quality and gravity corrections. All prices are held constant throughout the lives of the properties.

(2)	The Acquired Companies estimated net proved reserves were determined using average first-day-of-the-month prices for the prior 12 months in accordance with SEC guidance. For oil volumes, the average WTI posted price of $78.22 per barrel as of December 31, 2023, was adjusted for oil and gas differentials, which may include local basis differentials, transportation, gas shrinkage, and gas heating value (BTU content) and/or crude quality and gravity corrections. For natural gas volumes, the average Henry Hub spot price of $2.637 per MMBtu as of December 31, 2023, was similarly adjusted for oil and gas differentials, which may include local basis differentials, transportation, gas shrinkage, and gas heating value (BTU content) and/or crude quality and gravity corrections. All prices are held constant throughout the lives of the properties.

Reserve engineering is and must be recognized as a subjective process of estimating volumes of economically recoverable oil and natural gas that cannot be measured in an exact manner. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation. As a result, the estimates of different engineers often vary. In addition, the results of drilling, testing and production may justify revisions of such estimates. Accordingly, reserve estimates often differ from the quantities of oil and natural gas that are ultimately recovered.

Estimates of economically recoverable oil and natural gas and of future net revenues are based on a number of variables and assumptions, all of which may vary from actual results, including geologic interpretation, prices and future production rates and costs. Please read “Risk Factors,” which incorporates by reference in the risk factors contained in the Company’s latest 10-K into this Proxy Statement.

Proved Undeveloped Reserves.

As of December 31, 2024, the Acquired Companies’ PUDs were composed of 8,408 MBbls of oil and 35,305 MMcf of natural gas, for a total of 14,292 Mboe. As of December 31, 2023, their PUDs were composed of 4,936 MBbls of oil and 19,065 MMcf of natural gas, for a total of 8,114 Mboe. PUDs are converted from undeveloped to developed as the applicable wells begin production.

The following table summarizes the Acquired Companies’ changes in PUDs during the years ended December 31, 2024 and 2023 (in Mboe):

Balance, December 31, 2022	3,823
Purchases of reserves	-
Extensions and discoveries	6,100
Performance revisions of previous estimates	209
Price impact	(1,822)
Transfers to proved developed reserves	(196)
Balance, December 31, 2023	8,114
Purchases of reserves	-
Extensions and discoveries	6,313
Performance revisions of previous estimates	21
Price impact	(154)
Transfers to proved developed reserves	(1)
Balance, December 31, 2024	14,292

During the year ended December 31, 2024, the Acquired Companies converted three PUD cases to proved developed reserves for 1 Mboe at an associated capital cost of $0 million. The Acquired Companies did not have any cost-bearing interest in the three PUDs, and only a small net revenue interest.  The development schedule for the Acquired Companies’ undeveloped property takes into account the availability of capital and resulted in an increase in the development schedule of unproved property, which added 20 PUD locations totaling 6,313 Mboe. In addition, their PUDs include positive performance revisions of 21 Mboe due to increased performance from offset analogs, particularly with natural gas from the lower Niobrara.  For the year ended December 31, 2024, oil and natural gas prices calculated in accordance with SEC guidelines decreased by 3.5% and 19.2%, respectively, as compared to the year ended December 31, 2023. This combined with relatively small changes to pricing deducts and gathering costs resulted in a loss of 154 Mboe.

Future development plans on the acquired assets and associated future development costs will be determined going forward by the combined management team of Epsilon. PUD drilling locations and associated reserves will be subject to change accordingly.

The values of the Acquired Companies’ PUDs were determined by Cawley Gillespie in the Acquired Companies’ most recent reserve reports and these may change when more recent reports for the combined company are completed. Changes may result from new interpretations of reservoir performance, SEC pricing, development plans, capital availability, or other factors.

Oil and Natural Gas Production Prices and Production Costs

Production and Price History

The following table sets forth information regarding net production of oil and natural gas, and certain price and cost information for the periods indicated. The Acquired Companies’ reserves and production are reported in two streams: crude oil and natural gas. The economic value of the NGLs is included in the natural gas price and reserves.

	Acquired Companies' Combined Historical
	Six Months Ended June 30,		Year Ended December 31,
	2025	2024	2024	2023
Summary Historical Operating Data:
Production and Operating Data:
Net production volumes:
Oil (MBbls)	227	288	550	625
Natural gas sales(MMcf)	1,068	1,269	2,534	2,705
Total (Mboe)	405	500	972	1,076
Average net production (Boe/d)	2,236	2,745	2,656	2,947
Average sales prices:
Oil, without realized derivatives ($/Bbl)	$64.15	$76.50	$73.20	$76.04
Oil, with derivative settlements ($/Bbl)	$62.90	$72.18	$69.52	$70.12
Natural gas, without realized derivatives ($/Mcf)	$2.55	$1.98	$1.97	$2.45
Natural gas, with derivative settlements $/Mcf)	$2.58	$2.76	$2.69	$2.46
Total, without realized derivatives ($/Boe)	$42.67	$49.10	$46.54	$50.33
Total, with realized derivatives ($/Boe)	$42.05	$48.63	$46.32	$46.92
Average unit costs per Boe:
Lease operating	$13.06	$12.80	$12.85	$12.97
Production and ad valorem taxes	$5.48	$6.54	$6.09	$6.98
Depletion, depreciation and amortization	$15.19	$14.34	$13.99	$26.78
Accretion	$0.28	$0.23	$0.23	$0.21
Abandonment	$4.07	$3.95	$7.32	$2.73
Impairment of oil and natural gas properties	$118.58	$—	$—	$104.00
General and administrative	$12.00	$8.98	$10.03	$7.28

(1)	Average prices shown reflect prices both before and after the effects of the Acquired Companies’ realized commodity hedging transactions. Their calculation of such effects includes both realized gains or losses on cash settlements for commodity derivative transactions and premiums paid or received on options, if any, that settled during the period.

Productive Wells

The following table sets forth information regarding the Acquired Companies’ productive horizontal wells in which they have working interest as of June 30, 2025:

			Average
	Gross	Net	Working Interest
Oil wells	135	48	35.6%
Natural gas wells	71	11	15.5%
Total	206	59	28.6%

The following table sets forth information regarding the Acquired Companies’ operated productive horizontal wells in which they have working interest as of June 30, 2025:

			Average
	Gross	Net	Working Interest
Oil wells	84	45	53.6%
Natural gas wells	21	11	52.4%
Total	105	56	53.3%

As of June 30, 2025, of the Acquired Companies’ 206 gross (59 net) productive horizontal wells, they operated 105 gross (56 net) producing horizontal wells with an average working interest of 53.3%, of which 84 gross (45 net) wells were oil wells and 21 gross (11 net) wells were natural gas wells. Of their 105 gross operated horizontal wells producing as of June 30, 2025, they have increased their average working interest by 11.8% over the life of the project as a result of force pooling interests in 69 gross horizontal wells. Productive wells consist of producing wells and wells capable of production, including oil wells awaiting connection to production facilities. Gross wells are the total number of producing wells in which they have an interest, and net wells are the sum of their fractional working interests owned in gross wells.

Developed and Undeveloped Acreage

The following table delineates the Acquired Companies’ developed and undeveloped leasehold acreage within the PRB as of June 30, 2025. “Developed Acres” denotes acres assigned to the drilling and spacing unit of productive wells. “Undeveloped Acres” are acres in which wells have not yet been drilled and completed to facilitate the production of commercial quantities of oil and/or natural gas, irrespective of the reserve classification. A Developed Acre does not signify full development, which would preclude the possibility of future infill wells; it simply indicates that the acreage falls within a drilling and spacing unit of a currently producing well. The total of Net Acres represents the sum of fractional working interests owned within Gross Acres, expressed as whole numbers and fractions.

	Developed	Developed	Undeveloped	Undeveloped	Developed	Total	Total
Formation	Gross	Net	Gross	Net	%	Gross	Net
Parkman	5,734	2,537	54,929	36,840	6%	60,663	39,378
Shannon	14,804	8,288	47,104	32,371	20%	61,907	40,659
Niobrara	5,794	2,062	55,038	37,146	5%	60,832	39,208
Turner	19,627	12,139	40,571	27,433	31%	60,198	39,572
Mowry	6,182	2,017	54,943	36,994	5%	61,125	39,012
Total	10,428	5,409	50,517	34,157	16%	60,945	39,566

Some of the leases comprising the Undeveloped Acres outlined in the table above are slated for expiration upon the conclusion of their respective primary terms unless production is established from the lease prior to such expiration, in which case the lease will remain in effect until production ceases. The Acquired Companies are committed to actively pursuing extensions and renewals for all significant leases in this situation. As of June 30, 2025, they estimate an expenditure of approximately $2.2 million to extend or renew every significant lease set to expire through the end of 2027. This estimation does not take into account the drilling of undeveloped locations and maintaining the expiring leases through production; thus, they do not anticipate a significant reduction in their reserves due to lease expirations. The following table presents the Undeveloped Net Acres that are set to expire within the specified years if no production is established thereon, and the estimated cost to extend or renew said acreage.

		Estimated Cost
	Net Acres	to Extend
Year	Expiring	or Renew
2025	316	$332,315
2026	2,831	$1,524,002
2027	4,138	$361,064

Should the Acquired Companies either be unable or decide not to renew, develop, or extend the above leases, approximately 1,013 MBbl and 4,175 MMcf (1,709 Mboe) of PUD reserves would be impacted.

Drilling Results

The following table sets forth information with respect to the number of wells drilled during the periods indicated in which the Acquired Companies had an interest. The information should not be considered indicative of future performance, nor should it be assumed that there is necessarily any correlation between the number of productive wells drilled, quantities of reserves found or economic value. Productive wells are those that produce commercial quantities of hydrocarbons, whether or not they produce a reasonable rate of return.

	Six months ended June 30,		Year ended December 31,
	2025		2024		2023
	Gross	Net	Gross	Net	Gross	Net
Developed Wells
Productive (1)
Oil wells	—	—	12	1	22	1
Natural gas wells (2)	2	—	9	—	21	1
Dry	—	—	—	—	—	—
Total	2	—	21	1	43	2
Exploratory Wells
Productive (1)
Oil wells	—	—	—	—	—	—
Natural gas wells (2)	—	—	—	—	—	—
Dry	—	—	—	—	—	—
Total	—	—	—	—	—	—

Total Wells	2	—	21	1	43	2

(1)	Although a well may be classified as productive upon completion, future changes in oil and natural gas prices, operating costs and production may result in the well becoming uneconomical, particularly exploratory wells where there is no production history.

(2)	Wells are designated gas if they have estimated ultimate gas / oil ratio of 6,000 scf/Bbl or higher. Because our reserves and production are reported in two streams, the economic value of NGLs is included in our natural gas wells.

Operations

General

The Acquired Companies operated approximately 91% of their net production for the year ended December 31, 2024. As operator, they design and manage the development of a well and supervise operation and maintenance activities on a day-to-day basis. Independent contractors engaged by the Acquired Companies provide all the equipment and personnel associated with these activities. The Acquired Companies employ petroleum engineers, geologists and land professionals who work to improve production rates, increase reserves and lower the cost of operating their oil and natural gas properties.

Marketing and Customers

The Acquired Companies market the majority of the production from properties they operate for both their account and the account of the other working interest owners in these properties. They sell their production to purchasers at market prices.

During the year ended December 31, 2024, 100% of the Acquired Companies’ combined operated oil and natural gas production was sold to three customers. For the six months ended June 30, 2025, 100% of their combined oil and natural gas operated production was sold to three customers. The Acquired Companies do not believe that the loss of a single purchaser would materially affect their business because there are numerous other potential purchasers in the area in which they sell their production. However, the loss of one of their top two purchasers, HF Sinclair Refining & Marketing LLC and Thunder Creek Gas Services, LLC (purchased by WGR Operating, LP at the end of 2023), would hinder their ability to sell their production to other purchasers on terms they consider acceptable. The inability or failure of their significant purchasers to meet their own obligations to the Acquired Companies or their own insolvency or liquidation could have a short-term impact on the Acquired Companies’ financial condition, results of operations and ability to make distributions to the Company.

Transportation

The Acquired Companies consider their gathering and delivery infrastructure sufficient for their production. Their oil is collected from the wellhead to their tank batteries and then transported by the purchaser by truck or pipeline to a tank farm, another pipeline or a refinery. The Acquired Companies’ natural gas is transported from the wellhead to the purchaser’s meter and pipeline interconnection point. Aside from their gathering agreements for both oil and natural gas, which are necessary for their business, they are not subject to any long-term delivery commitments or minimum volume commitments for the transportation of the Acquired Companies’ production.

Competition

The oil and natural gas industry is intensely competitive, and the Acquired Companies compete with other companies that have greater resources. These companies may be able to pay more for productive oil and natural gas properties and exploratory prospects, or to define, evaluate, bid for and purchase a greater number of properties and prospects, than the Acquired Companies’ financial or human resources permit. In addition, these companies may have a greater ability to continue exploration activities during periods of low oil and natural gas market prices. Such larger or more integrated competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws and regulations more easily than the Acquired Companies can, which would adversely affect their competitive position. The Acquired Companies ability to acquire additional properties and to discover reserves in the future will be dependent upon their ability to identify suitable properties where they have a competitive advantage due to their knowledge of the basin or landowner relations, allowing them to consummate transactions in a highly competitive environment.

 There is also competition between oil and natural gas producers and other industries producing energy and fuel. Furthermore, competitive conditions may be substantially affected by various forms of energy legislation and/or regulation considered from time to time by the federal government of the United States and the state governments of the states in which the Acquired Companies operate. It is not possible to predict the nature of any such legislation or regulation that may ultimately be adopted or its effects upon the Acquired Companies’ future operations. Such laws and regulations may substantially increase the costs of exploring for, developing or producing oil and natural gas and may prevent or delay the commencement or continuation of a given operation. Their larger competitors may be able to absorb the burden of existing, and any changes to, federal, state and local laws

Title to Properties

As is customary in the oil and natural gas industry, the Acquired Companies initially conduct only a cursory review of the title to their properties in connection with the acquisition of leasehold acreage. At such time as they determine to conduct drilling operations on those properties, they conduct a thorough title examination and perform title curative work with respect to significant title defects affecting their leasehold prior to commencement of drilling operations. To the extent title opinions or other investigations reflect title defects on their leasehold, they are responsible for curing such defects at their expense. Title defects affecting interest owned by non-operators in their wells are the responsibility of such non-operators to cure. The Acquired Companies have obtained title opinions on all of their operated producing properties and believe that they have satisfactory title to their producing properties in accordance with standards generally accepted in the oil and natural gas industry.

 Prior to completing an acquisition of producing oil and natural gas leases, the Acquired Companies perform a review of title materials in the seller’s records to confirm the ownership of the most significant leases and, depending on the materiality of properties, they may perform additional title due diligence by reviewing the courthouse records in the county where the properties are located. Their oil and natural gas properties are subject to customary royalty and other interests, liens for current taxes and other burdens which they believe do not materially interfere with the use of or affect the Acquired Companies’ carrying value of the properties.

 Although title to these properties is subject to encumbrances in some cases, such as customary interests generally retained in connection with the acquisition of real property, customary royalty interests and contract terms and restrictions, liens under operating agreements, liens related to environmental liabilities associated with historical operations, liens for current taxes and other burdens, easements, restrictions and minor encumbrances customary in the oil and natural gas industry, the Acquired Companies believe that none of these liens, restrictions, easements, burdens and encumbrances will materially detract from the value of these properties or from their interest in these properties or materially interfere with their use of these properties in the operation of their business. In addition, they believe that they have obtained sufficient rights-of-way grants and permits from public authorities and private parties for the Acquired Companies to operate their business in all material respects as described in this Proxy Statement.

Wyoming Statutory Pooling Process

The State of Wyoming’s oil and gas regulatory body, the Wyoming Oil & Gas Conservation Commission (“WOGCC”), has rules and regulations that are designed to promote the exploration and development of oil and natural gas wells. One such regulation that allows companies to drill wells without the consent of all interest owners in a DSU is known as statutory pooling (aka “forced pooling”). As of June 30, 2025, the Acquired Companies have filed 155 APDs with the WOGCC, some of which may have interest owners within the DSU who are either unwilling or unable to voluntarily pool their interest with theirs in order to participate in the drilling of a well, thus requiring the interest to be force pooled. Wyoming’s pooling statute, W.S. 30-5-109, is a time-consuming regulatory burden that requires significant work before and after a well is drilled. Prior to drilling a well with separately owned interests in the DSU, a good faith effort must be made to secure voluntary participation of all interest owners in the lands within the DSU. For those interest owners who are unwilling or unable to participate in a well (“Non-Participating Owners”), a force pooling application is filed with the WOGCC to set a date for a pooling hearing. At such pooling hearing, evidence of the Acquired Companies’ efforts to secure voluntary participation is presented, and a pooling order is issued by the Commission.

Alternatively, there may be instances where operators of adjacent leases propose a well to the Acquired Companies and initiate forced pooling actions to include their leasehold interests without the Acquired Companies’ consent. When this occurs, if the Acquired Companies are unwilling or unable to participate in the proposed well, they make every effort to prevent their interest from being force pooled by allowing others to participate in their stead for a fee.

Pooling orders provide for the drilling and operation of a well in a DSU and for payment of the costs thereof. The parties paying for the drilling of the well are entitled to all production from the well after payment of royalty and other obligations payable out of production. Parties with working interest located within the DSU who opt not to participate, and allow their interest to be force pooled, will be subject to a risk penalty that is substantially greater than the initial cost to participate. The penalties associated with a force pooled working interest in a well are as follows: (i) up to three hundred percent (300%) of that portion of the costs and expenses of drilling, reworking, deepening or plugging back, testing and completing, after deducting any cash contributions received; and (ii) up to two hundred percent (200%) of that portion of the cost of newly acquired equipment in the well, to and including the wellhead connections, which would have been chargeable to the nonconsenting owner if they had participated therein, if the nonconsenting owner’s tract or interest is subject to a lease or other contract for oil and gas development;

The WOGCC has consistently authorized the maximum penalty for the Acquired Companies’ horizontal development.

The availability of forced pooling means that normally it is difficult for a small number of owners to block or delay the drilling of a particular well proposed by another interest holder. The Acquired Companies’ strategy is to use the forced pooling process to proceed with the desired development of their wells. In this manner, they have the ability to expand into and develop areas near their existing acreage even if they are unable to lease all of the mineral interests in those areas. In addition to leased acreage, pooled units within the PRB may expand to include both state and federal lands. The pooling of federal lands requires additional steps beyond those required for state and fee lands. DSUs containing any amount of federal lands are required to have a Federal Communization Agreement that allows for the unitization or pooling of federal and non-federal oil and gas leases within the DSU.

The Acquired Companies have employed another method of developing federal lands with the formation of the INOT (Deep) Federal Exploratory Unit (the “INOT (Deep) Unit”). Federal exploratory onshore units are formed by virtue of the execution of two separate agreements: (i) the unit agreement (“UA”), which is a contract between the BLM and the working interest owner designated as operator (the “Proponent”), and (ii) the unit operating agreement (“UOA”), which is executed by the unit working interest owners and sets forth the cost allocation formula for the implementation of the UA, operational provisions and voting procedures.

Pooling approval is based on whether the proposed unitization serves the public interest of conservation of natural resources. As a general rule, the Proponent of the unit must have 85% of all tracts committed to the unit to demonstrate to the BLM effective control of the unit area. Once approved, commencement of the first test well (“Initial Obligation Well”) must begin within six months following the effective date of the UOA and must be drilled to the objective depth or until unitized substances are discovered. The Acquired Companies successfully drilled and completed the Initial Obligation Well in the INOT (Deep) Unit, and based on the applicable provisions of the UA and the requirements imposed by the BLM, they believe this well is capable of producing unitized substances in paying quantities. A Participating Area (“PA”) was formed around the Initial Obligation Well to reflect the drainage area and to define the lands regarded as reasonably proved to be productive of unitized substances in paying quantities. As additional wells are drilled in the INOT (Deep) Unit, the PA will expand and all costs incurred in the development and operation of wells within the PA, and the production therefrom, will be proportionally shared amongst all working interests in the PA. If a well is completed and not included in a PA, the well, production, materials and equipment costs and all lease burdens shall be borne and paid by the parties to the drilling block.

Seasonality of Business

Weather conditions affect the demand for, and prices of, oil and natural gas. Demand for oil and natural gas is typically higher in the fourth and first quarters resulting in higher prices. Seasonal anomalies such as mild winters or mild summers also may impact demand and prices. Due to these seasonal fluctuations, results of operations for individual quarterly periods may not be indicative of the results that may be realized on an annual basis.

Oil and Natural Gas Leases

The typical oil and natural gas lease agreement covering the Acquired Companies’ properties provides for the payment of royalties to the mineral owner for all oil and natural gas produced from any wells drilled on the leased premises. The lessor royalties and other leasehold burdens on the Acquired Companies’ properties are generally between 15-20% (8/8ths). Their working interest for all operated producing horizontal wells averages approximately 53% and their net revenue interest is approximately 43%.

Regulation of the Oil and Natural Gas Industry

The Acquired Companies’ operations are substantially affected by federal, state and local laws and regulations. Failure to comply with applicable laws and regulations can result in substantial penalties. The regulatory burden on the industry increases the cost of doing business and affects profitability. Historically, the Acquired Companies’ compliance costs have not negatively impacted their results of operations in a material way; however, they are unable to predict future costs or impact of compliance. Additional proposals and proceedings that affect the oil and natural gas industry are regularly considered by Congress, the states, FERC and the courts. The Acquired Companies cannot predict when or whether any such proposals may become effective. The Acquired Companies do not believe that they would be affected by any such action materially differently than similarly situated competitors.

Regulation Affecting Production

The production of oil and natural gas is subject to United States federal and state laws and regulations, and orders of regulatory bodies under those laws and regulations, governing a wide variety of matters. All of the jurisdictions in which the Acquired Companies own or operate producing oil and natural gas properties, including Wyoming, have statutory provisions regulating the exploration for and production of oil and natural gas, including provisions related to permits for the drilling of wells, bonding requirements to drill or operate wells, the location of wells, the method of drilling and casing wells, the surface use and restoration of properties upon which wells are drilled, sourcing and disposal of water used in the drilling and completion process, and the abandonment of wells. Their operations are also subject to various conservation laws and regulations. These include the regulation of the size of drilling and spacing units or proration units, the number of wells which may be drilled in an area, and the unitization or pooling of oil and natural gas wells, as well as regulations that generally prohibit the venting or flaring of natural gas, and impose certain requirements regarding the ratability or fair apportionment of production from fields and individual wells. These laws and regulations may limit the amount of oil and natural gas they can drill.

Moreover, each state, including Wyoming, generally imposes a production or severance tax with respect to the production and sale of oil and natural gas within its jurisdiction. States do not regulate wellhead prices or engage in other similar direct regulation, but there can be no assurance that they will not do so in the future. The effect of such future regulations may be to limit the amounts of oil and natural gas that may be produced from the Acquired Companies’ wells, negatively affect the economics of production from these wells or limit the number of locations they can drill.

The failure to comply with the rules and regulations of oil and natural gas production and related operations can result in substantial penalties. The Acquired Companies’ competitors in the oil and natural gas industry are subject to the same regulatory requirements and restrictions that affect the Acquired Companies’ operations.

Regulation Affecting Sales and Transportation of Commodities

Sales prices of oil, natural gas, condensate and NGLs are not currently regulated and are made at market prices. Although prices of these energy commodities are currently unregulated, the United States Congress historically has been active in their regulation. The Acquired Companies cannot predict whether new legislation to regulate oil, natural gas, or the prices charged for these commodities might be proposed, what proposals, if any, might actually be enacted by the United States Congress or the various state legislatures and what effect, if any, the proposals might have on the Acquired Companies’ operations. Sales of oil and natural gas may be subject to certain state and federal reporting requirements.

The price and terms of service of transportation of the commodities, including access to pipeline transportation capacity, are subject to extensive federal and state regulation. Such regulation may affect the marketing of oil and natural gas the Acquired Companies produce, as well as the revenues received for sales of such production. Gathering systems may be subject to state ratable take and common purchaser statutes. Ratable take statutes generally require gatherers to take, without undue discrimination, oil and natural gas production that may be tendered to the gatherer for handling. Similarly, common purchaser statutes generally require gatherers to purchase, or accept for gathering, without undue discrimination as to source of supply or producer. These statutes are designed to prohibit discrimination in favor of one producer over another producer or one source of supply over another source of supply. These statutes may affect whether and to what extent gathering capacity is available for oil and natural gas production, if any, of the drilling program and the cost of such capacity. Further state laws and regulations govern rates and terms of access to intrastate pipeline systems, which may similarly affect market access and cost.

FERC regulates interstate natural gas pipeline transportation rates and terms and conditions of service. FERC is continually proposing and implementing new rules and regulations affecting interstate transportation. The stated purpose of many of these regulatory changes is to ensure terms and conditions of interstate transportation service are not unduly discriminatory or unduly preferential, to promote competition among the various sectors of the natural gas industry and to promote market transparency. The Acquired Companies do not believe that their drilling program will be affected by any such FERC action in a manner materially differently than other similarly situated natural gas producers.

In addition to the regulation of natural gas pipeline transportation, FERC has jurisdiction over the purchase or sale of natural gas or the purchase or sale of transportation services subject to FERC’s jurisdiction. Under the NGA, it is unlawful for “any entity,” including producers such as the Acquired Companies, that are otherwise not subject to FERC’s jurisdiction under the NGA to use any deceptive or manipulative device or contrivance in connection with the purchase or sale of natural gas or the purchase or sale of transportation services subject to regulation by FERC, in contravention of rules prescribed by FERC. FERC’s rules implementing this provision make it unlawful, in connection with the purchase or sale of natural gas subject to the jurisdiction of FERC, or the purchase or sale of transportation services subject to the jurisdiction of FERC, for any entity, directly or indirectly, to use or employ any device, scheme or artifice to defraud; to make any untrue statement of material fact or omit to make any such statement necessary to make the statements made not misleading; or to engage in any act or practice that operates as a fraud or deceit upon any person. The Energy Policy Act of 2005 gives FERC authority to impose civil penalties for violations of the NGA and the Natural Gas Policy Act of 1978 of more than $1.2 million per day, per violation. The anti-manipulation rule applies to activities of otherwise non-jurisdictional entities to the extent the activities are conducted “in connection with” natural gas sales, purchases or transportation subject to FERC jurisdiction, which includes the annual reporting requirements for natural gas sales and purchases described below.

FERC regulations require that any market participant, including a producer, that engages in certain wholesale sales or purchases of natural gas that equal or exceed $2.2 million MMBtus of physical natural gas in the previous calendar year, issue an annual report of such sales and purchases to FERC on Form No. 552 on May 1 of each year. Form No. 552 contains aggregate volumes of natural gas purchased or sold at wholesale in the prior calendar year to the extent such transactions utilize or contribute to the formation of price indices. Not all types of natural gas sales are required to be reported on Form No. 552. It is the responsibility of the reporting entity to determine which individual transactions should be reported based on the guidance provided in FERC orders and other precedent. This reporting requirement is intended to increase the transparency of the wholesale natural gas markets and to assist FERC in monitoring those markets and in detecting market manipulation.

The Acquired Companies’ ability to transport and sell oil, condensate and NGLs is dependent on pipelines whose rates, terms and conditions of service are subject to FERC jurisdiction under the Interstate Commerce Act, and intrastate pipeline transportation rates are subject to regulation by state regulatory commissions. Certain regulations implemented by the FERC in recent years and certain pending rulemaking and other proceedings could result in an increase in the cost of transportation service on liquids pipelines. The basis for intrastate liquids pipeline regulation, and the degree of regulatory oversight and scrutiny given to intrastate liquids pipeline rates, varies from state to state. However, the Acquired Companied do not believe that these regulations affect them any differently than other crude oil, condensate and NGL producers.

Further, interstate and intrastate common carrier liquids pipelines must provide service on a non-discriminatory basis. Under this open access standard, common carriers must offer service to all shippers requesting service on the same terms and under the same rates. When liquids pipelines operate at full capacity, access is governed by prorationing provisions set forth in the pipelines’ published tariffs. Accordingly, the Acquired Companies believe that access to pipeline transportation services generally will be available to them to the same extent as to other crude oil, condensate and NGL producers with which they compete.

In addition to FERC’s regulations, the Acquired Companies are required to observe anti-market manipulation laws with regard to their physical sales of energy commodities. In November 2009, the FTC issued regulations pursuant to the Energy Independence and Security Act of 2007, intended to prohibit market manipulation in the petroleum industry. Violators of the regulations face civil penalties of up to $1 million per violation per day. In July 2010, Congress passed the Dodd-Frank Act, which incorporated an expansion of the authority of the CFTC to prohibit market manipulation in the markets regulated by the CFTC. This authority, with respect to swaps and futures contracts, is similar to the anti-manipulation authority granted to the FTC with respect to purchases and sales. In July 2011, the CFTC issued final rules to implement their new anti-manipulation authority. The rules subject violators to a civil penalty of up to the greater of $1 million or triple the monetary gain to the person for each violation.

Regulation of Environmental and Occupational Safety and Health Matters

The Acquired Companies’ operations are subject to stringent federal, state and local laws and regulations governing occupational safety and health aspects of their operations, the discharge of materials into the environment and the protection of the environment and natural resources (including threatened and endangered species and their habitat). Numerous governmental entities, including the EPA and analogous state agencies have the power to enforce compliance with these laws and regulations and the permits issued under them, often requiring difficult and costly actions. These laws and regulations may, among other things (i) require the acquisition of permits to conduct drilling and other regulated activities; (ii) restrict the types, quantities and concentration of various substances that can be released into the environment or injected into formations in connection with oil and natural gas drilling and production activities; (iii) limit or prohibit drilling activities on certain lands lying within wilderness, wetlands and other protected areas; (iv) require remedial measures to mitigate pollution from former and on-going operations, such as requirements to close pits and plug abandoned wells; (v) apply specific health and safety criteria addressing worker protection; and (vi) impose substantial liabilities for pollution resulting from drilling and production operations. Any failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, the imposition of corrective or remedial obligations, the occurrence of delays or restrictions in permitting or performance of projects, and the issuance of orders enjoining performance of some or all of their operations.

These laws and regulations may also restrict the rate of oil and natural gas production below the rate that would otherwise be possible. The regulatory burden on the oil and natural gas industry increases the cost of doing business in the industry and consequently affects profitability. The trend in environmental regulation has been to place more restrictions and limitations on activities that may affect the environment, and thus any changes in environmental laws and regulations or re interpretation of enforcement policies that result in more stringent and costly well drilling, construction, completion or water management activities, or waste handling, storage transport, disposal, or remediation requirements could have a material adverse effect on the Acquired Companies’ financial position and results of operations. The Acquired Companies may be unable to pass on such increased compliance costs to their customers. Moreover, accidental releases or spills may occur in the course of their operations, and they cannot assure you that they will not incur significant costs and liabilities as a result of such releases or spills, including any third-party claims for damage to property, natural resources or persons. Continued compliance with existing requirements is not expected to materially affect the Acquired Companies. However, there is no assurance that they will be able to remain in compliance in the future with such existing or any new laws and regulations or that such future compliance will not have a material adverse effect on their business and operating results.

The following is a summary of the more significant existing and proposed environmental and occupational safety and health laws, as amended from time to time, to which the Acquired Companies’ business operations are or may be subject and for which compliance may have a material adverse impact on their capital expenditures, results of operations or financial position.

Hazardous Substances and Wastes

The Resource Conservation and Recovery Act (“RCRA”), and comparable state statutes, regulate the generation, transportation, treatment, storage, disposal and cleanup of hazardous and non-hazardous wastes. Pursuant to rules issued by the EPA, the individual states administer some or all of the provisions of RCRA, sometimes in conjunction with their own, more stringent requirements. Drilling fluids, produced waters, and most of the other wastes associated with the exploration, development, and production of oil or natural gas, if properly handled, are currently exempt from regulation as hazardous waste under RCRA and, instead, are regulated under RCRA’s less stringent non-hazardous waste provisions, state laws or other federal laws. However, it is possible that certain oil and natural gas drilling and production wastes now classified as non-hazardous could be classified as hazardous wastes in the future. In the course of the Acquired Companies’ operations, they generate some amounts of ordinary industrial wastes, such as paint wastes, waste solvents and waste oils that may be regulated as hazardous wastes.

The Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), also known as the Superfund law, and comparable state laws impose joint and several liability, without regard to fault or legality of conduct, on classes of persons who are considered to be responsible for the release of a hazardous substance into the environment. These persons include the current and former owners and operators of the site where the release occurred and anyone who disposed or arranged for the disposal of a hazardous substance released at the site. Under CERCLA, such persons may be subject to joint and several liability for the costs of cleaning up the hazardous substances that have been released into the environment, for damages to natural resources and for the costs of certain health studies. CERCLA also authorizes the EPA and, in some instances, third parties to act in response to threats to the public health or the environment and to seek to recover from the responsible classes of persons the costs they incur. In addition, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the hazardous substances released into the environment. The Acquired Companies generate materials in the course of their operations that may be regulated as hazardous substances.

The Acquired Companies currently own, lease, or operate numerous properties that have been used for oil and natural gas exploration, production and processing for many years. Although they believe that they have utilized operating and waste disposal practices that were standard in the industry at the time, hazardous substances, wastes, or petroleum hydrocarbons may have been released on, under or from the properties owned or leased by the Acquired Companies, or on, under or from other locations, including off site locations, where such substances have been taken for treatment or disposal. In addition, some of the Acquired Companies’ properties have been operated by third parties or by previous owners or operators whose treatment and disposal of hazardous substances, wastes, or petroleum hydrocarbons was not under their control. These properties and the substances disposed or released on, under or from them may be subject to CERCLA, RCRA and analogous state laws. Under such laws, the Acquired Companies could be required to undertake response or corrective measures, which could include removal of previously disposed substances and wastes, cleanup of contaminated property or performance of remedial plugging or pit closure operations to prevent future contamination, the costs of which could be substantial.

Water Discharges

The Federal Water Pollution Control Act, also known as the Clean Water Act (“CWA”), and analogous state laws, impose restrictions and strict controls with respect to the discharge of pollutants, including spills and leaks of hazardous substances, into state waters and waters of the United States. The discharge of pollutants into regulated waters is prohibited, except in accordance with the terms of a permit issued by the EPA or an analogous state agency. Spill prevention, control and countermeasure plan requirements imposed under the CWA require appropriate containment berms and similar structures to help prevent the contamination of navigable waters in the event of a petroleum hydrocarbon tank spill, rupture or leak. In addition, the CWA and analogous state laws require individual permits or coverage under general permits for discharges of storm water runoff from certain types of facilities. Federal and state regulatory agencies can impose administrative, civil and criminal penalties for non-compliance with discharge permits or other requirements of the CWA and analogous state laws and regulations.

The CWA also prohibits the discharge of dredge and fill material in regulated waters, including wetlands, unless authorized by permit. The EPA and the U.S. Army Corps of Engineers have issued final rules attempting to clarify the federal jurisdictional reach over waters of the United States (“WOTUS”) to conform to the definition of the waters of the United States Supreme Court in Sacket v. Environmental Protection Agency, 143 S.Ct 1322 (2023), but this rule has been stayed nationwide by the U.S. Sixth Circuit Court of Appeals. However, as a result of ongoing litigation concerning a January 2023 rule concerning WOTUS, several states are enjoined from following this new rule. As a result, substantial uncertainty exists with respect to future implementation of the WOTUS rule.

The primary federal law related specifically to oil spill liability is the Oil Pollution Act of 1990 (“OPA”), which amends and augments the oil spill provisions of the CWA and imposes certain duties and liabilities on certain “responsible parties” related to the prevention of oil spills and damages resulting from such spills in or threatening waters of the United States or adjoining shorelines. For example, operators of certain oil and natural gas facilities must develop, implement and maintain facility response plans, conduct annual spill training for certain employees and provide varying degrees of financial assurance. Owners or operators of a facility, vessel or pipeline that is a source of an oil discharge or that poses the substantial threat of discharge is one type of “responsible party” who is liable. The OPA applies joint and several liability, without regard to fault, to each liable party for oil removal costs and a variety of public and private damages. Although defenses exist, they are limited. As such, a violation of the OPA has the potential to adversely affect the Acquired Companies’ operations.

Subsurface Injections

In the course of the Acquired Companies’ operations, they produce water in addition to oil and natural gas. Water that is not recycled may be disposed of in disposal wells, which inject the produced water into non-producing subsurface formations. Underground injection operations are regulated pursuant to the Underground Injection Control (“UIC”) program established under the federal Safe Drinking Water Act (“SDWA”) and analogous state laws. The UIC program requires permits from the EPA or an analogous state agency for the construction and operation of disposal wells, establishes minimum standards for disposal well operations, and restricts the types and quantities of fluids that may be disposed. A change in UIC disposal well regulations or the inability to obtain permits for new disposal wells in the future may affect the Acquired Companies’ ability to dispose of produced water and ultimately increase the cost of their operations. For example, in response to recent seismic events near belowground disposal wells used for the injection of oil and natural gas related wastewaters, federal and some state agencies have begun investigating whether such wells have caused increased seismic activity, and some states have shut down or imposed moratoria on the use of such disposal wells. In response to these concerns, regulators in some states have adopted, and other states are considering adopting, additional requirements related to seismic safety. These seismic events have also led to an increase in tort lawsuits filed against exploration and production companies as well as the owners of underground injection wells. Increased costs associated with the transportation and disposal of produced water, including the cost of complying with regulations concerning produced water disposal, may reduce the Acquired Companies’ profitability; however, these costs are commonly incurred by all oil and natural gas producers, and the Acquired Companies do not believe that the costs associated with the disposal of produced water will have a material adverse effect on their operations.

Air Emissions

The CAA and comparable state laws restrict the emission of air pollutants from many sources, such as, for example, tank batteries and compressor stations, through air emissions standards, construction and operating permitting programs and the imposition of other compliance standards. These laws and regulations may require the Acquired Companies to obtain preapproval for the construction or modification of certain projects or facilities expected to produce or significantly increase air emissions, obtain and strictly comply with stringent air permit requirements or utilize specific equipment or technologies to control emissions of certain pollutants. The need to obtain permits has the potential to delay the development of oil and natural gas projects. Recently, there has been increased regulation with respect to air emissions resulting from the oil and natural gas sector. For example, the EPA promulgated rules in 2012, 2016 and 2024 under the CAA that subject oil and natural gas production, processing, transmission and storage operations to regulation under the New Source Performance Standards (“NSPS”) and a separate set of requirements to address certain hazardous air pollutants frequently associated with oil and natural gas production and processing activities pursuant to the National Emission Standards for Hazardous Air Pollutants (“NESHAPS”) program. Regarding production activities, these final rules require, among other things, the reduction of volatile organic compound (“VOC”) emissions from certain fractured and refractured natural gas wells for which well completion operations are conducted and further requires that a subset of these selected wells use reduced emission completions, also known as “green completions.” These regulations also establish specific new requirements regarding emissions from production related wet seal and reciprocating compressors, and from pneumatic controllers and storage vessels.

On March 8, 2024 the EPA published the latest version of final rules establishing new air emission controls for methane emissions from certain new, modified or reconstructed equipment and processes in the oil and natural gas source category, including production, processing, transmission and storage activities. The EPA’s final rule include the NSPS to limit methane emissions from equipment and processes across the oil and natural gas source category. The rules also extend limitations on VOC emissions to sources that were unregulated under the previous NSPS at Subpart OOOO, process pumps at compressor stations and storage facilities. Affected methane and VOC sources include hydraulically fractured (or re-fractured) oil and natural gas well completions, fugitive emissions from well sites and compressors, and pneumatic pumps. Also, this rulemaking seeks to phase out venting and flaring from well production sites. The effectiveness date of this rule is May 7, 2024 with phased in deadlines for certain sections of the rule. Several states and industry groups have filed suit before the D.C. Circuit challenging the EPA’s implementation of the methane rule and legal authority to issue the methane rules. Texas et al. v. EPA et al., No. 24-1054 (D.C. Cir). On April 12, 2024, the states filed a motion to stay the effectiveness in the rule which is pending.

In addition to the EPA methane rules, on April 10, 2024 the BLM published the Waste Prevention, Production Subject to Royalties, and Resource Conservation rule that seek to limit methane emissions from exploration and production activities on federal lands through limitations on venting and flaring of natural gas, a process whereby operators will pay a royalty for any gas that is avoidably wasted, and requirements for the implementation of leak detection and repair programs for certain processes and equipment. This rule becomes effective on June 10, 2024 with a phased in approach provided for certain sections of the rule. As a result, substantial uncertainty exists with respect to the implementation of both the EPA and BLM methane rules. The EPA also finalized separate rules under the CAA in June 2016 regarding criteria for aggregating multiple sites into a single source for air quality permitting purposes applicable to the oil and natural gas industry. This rule could cause small facilities (such as tank batteries and compressor stations), on an aggregate basis, to be deemed a major source, thereby triggering more stringent air permitting requirements, which in turn could result in operational delays or require the Acquired Companies to install costly pollution control equipment. In addition, in October 2015, the EPA issued a final rule under the CAA, lowering the NAAQS for ground level ozone from the current standard of 75 ppb for the current 8-hour primary and secondary ozone standards to 70 ppb for both standards. The final rule became effective on December 28, 2015. States are expected to implement more stringent permitting and pollution control requirements as a result of this new final rule, which could apply to the Acquired Companies’ operations. The final rule became effective on December 28, 2015. On December 20, 2020, the EPA retained the existing 70 ppb for both standards in its 5-year NAAQS review. Since the effectiveness of the 2015 ozone Standard, states have been submitting revisions to their State Implementation Plans (“SIPS”) to meet or maintain compliance with the 2015 ozone standard.

Compliance with one or more of these and other air pollution control and permitting requirements has the potential to delay the development of oil and natural gas projects and increase the Acquired Companies’ costs of development and production, which costs could be significant.

Regulation of GHG Emissions

In response to findings that emissions of carbon dioxide, methane and other GHGs present an endangerment to public health and the environment, the EPA has adopted regulations under existing provisions of the CAA that, among other things, establish prevention of serious deterioration (“PSD”) construction and operating permit reviews under Title V of the CAA for certain large stationary sources that are already potential major sources of certain principal, or criteria, pollutant emissions. Facilities required to obtain PSD permits for their GHG emissions also will be required to meet “best available control technology” standards that typically will be established by state agencies. In addition, the EPA has adopted rules requiring the monitoring and annual reporting of GHG emissions from specified large, GHG emission sources in the United States, including certain onshore and offshore oil and natural gas production sources, which include certain of their operations. As discussed above, federal regulatory action with respect to GHG emissions from the oil and natural gas sector has focused on methane emissions; however, implementation of the federal methane rules is uncertain at this time.

From time to time, Congress has considered legislation to reduce emissions of GHGs, but no significant legislation has been adopted. In the absence of substantive federal climate legislation, a number of states have taken action. State and/or regional cap and trade programs typically require major sources of GHG emissions to acquire and surrender emission allowances in return for emitting those GHGs. In addition, the United States is one of almost 200 nations that, in December 2015, agreed to the Paris Agreement, an international climate change agreement in Paris, France that calls for countries to set their own GHG emissions targets and be transparent about the measures each country will use to achieve its GHG emissions targets. The Paris Agreement entered into force on November 4, 2016 upon achieving its threshold for ratification by signatory countries. A long-term goal of this Paris Agreement is to limit global warming to below two degrees Celsius by 2100 from temperatures in the pre-industrial era. However, the Paris Agreement does not impose any binding obligations on its participants. Since then, the United States has withdrawn, rejoined, and withdrawn again from the Paris Agreement. As of January 20, 2025, President Trump withdrew again from the Paris Agreement.

Although it is not possible at this time to predict how new laws or regulations in the United States that may be adopted or issued to address GHG emissions would impact the Acquired Companies’ business, any such future laws, regulations or legal requirements imposing reporting or permitting obligations on, or limiting emissions of GHGs from, their equipment and operations could require them to incur costs to reduce emissions of GHGs associated with their operations as well as delays or restrictions in their ability to permit GHG emissions from new or modified sources. In addition, substantial limitations on GHG emissions could adversely affect demand for the oil and natural gas they produce and lower the value of the Acquired Companies’ reserves. Finally, it should be noted that increasing concentrations of GHGs in the Earth’s atmosphere may produce climate changes that have significant physical effects, such as increased frequency and severity of storms, floods, droughts and other extreme climatic events; if any such effects were to occur, they could have an adverse effect on the Acquired Companies’ exploration and production operations.

Hydraulic Fracturing Activities

Hydraulic fracturing is an important and common practice that is used to stimulate production of oil and/or natural gas from dense subsurface rock formations. The Acquired Companies regularly use hydraulic fracturing as part of their operations. Hydraulic fracturing involves the injection of water, sand or alternative proppant and chemicals under pressure into targeted geological formations to fracture the surrounding rock and stimulate production.

Hydraulic fracturing is typically regulated by state oil and natural gas commissions. However, several federal agencies have asserted regulatory authority over certain aspects of the process. For example, the EPA published final CAA regulations in 2012 and, more recently, in June 2016 governing performance standards, including standards for the capture of air emissions released during oil and natural gas hydraulic fracturing, leak detection, and permitting; published in June 2016 an effluent limited guideline final rule prohibiting the discharge of wastewater from onshore unconventional oil and natural gas extraction facilities to publicly owned wastewater treatment plants; and issued in 2014 a prepublication of its Advance Notice of Proposed Rulemaking regarding TSCA reporting of the chemical substances and mixtures used in hydraulic fracturing. Also, in March 2015, the BLM adopted rules establishing stringent standards relating to hydraulic fracturing on federal and American Indian lands. In June 2016, a Wyoming federal judge struck down this final rule, finding that the BLM lacked congressional authority to promulgate the rule; however, this ruling has been appealed and a final decision remains pending. However, the President issued an executive order in March 2017 directing the BLM to review and, if the agency’s review determines that the BLM rule is not consistent with the order’s goal of goal of promoting clean and safe development of energy resources while avoiding unnecessary regulatory burdens, initiate a new rulemaking to repeal or revise the rule. In May 2017, the BLM asked the U.S. Tenth Circuit Court of Appeals to hold in abeyance the litigation surrounding the BLM hydraulic fracturing rules while the agency reconsiders the rules. The Tenth Circuit declined to do so and heard oral arguments in State of Wyoming et al. v. Jewell et. al on July 27, 2017. On July 25, 2017, the BLM initiated a rulemaking to rescind the final rule and reinstate the regulations that existed immediately before the effective date of the rule. In light of the BLM’s proposed rulemaking, on September 21, 2017, the Tenth Circuit dismissed the appeal and remanded with directions to vacate the lower court’s opinion, leaving the final rule in place. On December 29, 2017, the BLM published a final rule formally rescinding the 2015 hydraulic fracturing rule and “return[ing] the affected sections of the [CFR] to the language that existed immediately before the published effective date of the 2015 rule” (in relevant part). 82 Fed. Reg. 61924 (Dec. 29, 2017). In the preamble to the final rule, the BLM explained that the rescission of the 2015 rule was “needed to prevent the unnecessarily burdensome and unjustified administrative requirements and compliance costs of the 2015 rule from encumbering oil and gas development on Federal and Indian lands.” Litigation ensued over the BLM’s rescission of its 2015 rule. The United States District Court for the Northern District of California upheld the BLM’s rescission of the 2015 rule; the district court’s decisions on this were appealed to the Ninth Circuit.

The Ninth Circuit litigation was administratively closed in March of 2021 following a February 2021 mediation conference; the litigation continues to be administratively closed.

Several governmental reviews are underway that focus on environmental aspects of hydraulic fracturing activities. For example, in December 2016, the EPA released its final report on the potential impacts of hydraulic fracturing on drinking water resources. The EPA report concluded that “water cycle” activities associated with hydraulic fracturing may impact drinking water resources “under some circumstances,” noting that the following hydraulic fracturing water cycle activities and local- or regional-scale factors are more likely than others to result in more frequent or more severe impacts: water withdrawals for fracturing in times or areas of low water availability; surface spills during the management of fracturing fluids, chemicals or produced water; injection of fracturing fluids into wells with inadequate mechanical integrity; injection of fracturing fluids directly into groundwater resources; discharge of inadequately treated fracturing wastewater to surface waters; and disposal or storage of fracturing wastewater in unlined pits.

From time to time, legislation has been introduced, but not enacted, in Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. Meanwhile, the regulation of hydraulic fracturing has continued at the state level. For example, Wyoming, where the Acquired Companies operate, has promulgated rules related to the public disclosure of substances used in hydraulic fluid, testing requirements for water wells near drilling sites, and leak detection and repair requirements for fugitive emissions from oil and gas production facilities.

In the event that a new, federal level of legal restrictions relating to the hydraulic fracturing process is adopted in areas where the Acquired Companies operate, they may incur additional costs to comply with such federal requirements that may be significant in nature, and also could become subject to additional permitting requirements and experience added delays or curtailment in the pursuit of exploration, development, or production activities.

At the state level, Wyoming, where the Acquired Companies conduct operations, has adopted regulations that impose new or more stringent disclosure, monitoring, and groundwater testing requirements associated with hydraulic fracturing and drilling operations in general. However, states could elect to prohibit high volume hydraulic fracturing altogether, following the approach taken by the State of New York in 2015. In addition to state laws, local land use restrictions, such as city ordinances, may restrict drilling in general and/or hydraulic fracturing in particular. For example, several cities in Colorado passed temporary or permanent moratoria on hydraulic fracturing within their respective cities’ limits in 2012-2013 but, since that time, local district courts have struck down the ordinances for certain of those Colorado cities in 2014, which decisions were upheld by the Colorado Supreme Court in May 2016. Notwithstanding attempts at the local level to prohibit hydraulic fracturing, there exists the opportunity for cities to adopt local ordinances allowing hydraulic fracturing activities within their jurisdictions but regulating the time, place and manner of those activities. It is also possible the Conservation Commission could pursue more stringent policies or rules and the Wyoming state legislature may seek to adopt new legislation relating to oil and natural gas operations, including measures that would give local governments in Wyoming greater authority to limit hydraulic fracturing and other oil and natural gas operations or require greater distances between wells sites and occupied structures.

Compliance with existing laws and regulations has not negatively impacted the Acquired Companies’ operations or financial position in a material way, but if states or localities adopt more stringent restrictions or prohibitions that limit oil and natural gas production and development in the areas where they operate, including, among other things, the development of increased setback distances, they and similarly situated oil and natural exploration and production operators in the state may incur significant costs to comply with such requirements or may experience delays or curtailment in the pursuit of exploration, development, or production activities, and possibly be limited or precluded in the drilling of wells or in the amounts that they and similarly situated companies operate are ultimately able to produce from their reserves. Any such increased costs, delays, cessations, restrictions or prohibitions could have a material adverse effect on the Acquired Companies’ business, prospects, results of operations, financial condition, and liquidity.

Activities on Federal Lands

The Acquired Companies conduct oil and natural gas exploration, development and production activities on federal lands, including lands administered by the BLM and in some cases, United States Forest Service. Operations on federal lands are frequently subject to permitting delays. Operations on these lands are also subject to the National Environmental Policy Act (“NEPA”) which requires federal agencies, including the BLM, to evaluate major agency actions having the potential to significantly impact the environment. In the course of such evaluations, an agency will prepare an Environmental Assessment that assesses the potential direct, indirect and cumulative impacts of a proposed project and, if necessary, will prepare a more detailed Environmental Impact Statement that may be made available for public review and comment. While the Acquired Companies currently have exploration, development and production activities on federal lands, their proposed exploration, development and production activities are expected to include leasing of federal mineral interests, which will require the acquisition of governmental permits or authorizations that are subject to the procedural requirements of NEPA. This process has the potential to delay or limit, or increase the cost of, the development of oil and natural gas projects. Authorizations under NEPA are also subject to protest, appeal or litigation, any or all of which may delay or halt projects. Moreover, depending on the mitigation strategies recommended in Environmental Assessments or Environmental Impact Statements, they could incur added costs, which may be substantial.

For example, in September 2022, two environmental advocacy groups filed suit against the U.S. Department of the Interior and the BLM alleging violations of NEPA, the Administrative Procedure Act, the Federal Land Policy and Management Act, and the Mineral Leasing Act with respect to the Converse County Oil and Gas Project (the “Project”) in Wyoming. On September 13, 2024, the U.S. District Court for the District of Columbia issued a ruling temporarily enjoining further APDs with respect to the Project area, citing erroneous data that overstated the amount of available groundwater in the Project’s Environmental Impact Statement. This ruling had the effect of halting federal APD approvals within the Project area until the court “determines the appropriate final remedy” to correct the deficiency being alleged in the case.

While the Acquired Companies are not involved in this litigation (as a defendant, intervenor or otherwise) and their pending APDs to drill in Converse County do not relate to specific acreage covered by the Project, it is possible that the BLM’s review and ultimate approval of their APDs in Converse County could be impacted by this federal court ruling. Out of an abundance of caution and to ensure the Acquired Companies’ ability to continue the uninterrupted development of their oil and gas properties following this offering without any undue impact from the outcome of this litigation, they plan to focus their near-term development in Campbell County, Wyoming; however it should also be noted that only approximately 18% of the Acquired Companies’ gross identified horizontal drilling locations are located in Converse County, Wyoming.

Endangered Species and Migratory Birds Considerations

The federal Endangered Species Act (“ESA”), and comparable state laws protect endangered and threatened species. Pursuant to the ESA, if a species is classified as threatened or endangered, restrictions may be imposed on activities adversely affecting that species’ habitat. Similar protections are offered to migrating birds under the Migratory Bird Treaty Act. The Acquired Companies may conduct operations on oil and natural gas leases in areas where certain species that are listed as threatened or endangered are known to exist and where other species, such as the sage grouse, that potentially could be listed as threatened or endangered under the ESA may exist. The identification or designation of previously unprotected species as threatened or endangered in areas where underlying property operations are conducted could cause the Acquired Companies to incur increased costs arising from species protection measures, time delays or limitations on their exploration and production activities that could have an adverse impact on their ability to develop and produce reserves. If the Acquired Companies were to have a portion of their leases designated as critical or suitable habitat, it could adversely impact the value of their leases. In addition, the federal government has in the past issued indictments under the Migratory Bird Treaty Act to several oil and natural gas companies after dead migratory birds were found near reserve pits associated with drilling activities. The identification or designation of previously unprotected species as threatened or endangered in areas where underlying property operations are conducted could cause the Acquired Companies to incur increased costs arising from species protection measures or could result in limitations on their development activities that could have an adverse impact on their ability to develop and produce reserves. If they were to have a portion of their leases designated as critical or suitable habitat, it could adversely impact the value of the Acquired Companies’ leases.

Occupational Safety & Health Administration

The Acquired Companies are subject to the requirements of the Occupational Safety & Health Administration (“OSHA”) and comparable state statutes whose purpose is to protect the health and safety of workers. In addition, the OSHA hazard communication standard, the Emergency Planning and Community Right to Know Act and comparable state statutes and any implementing regulations require that the Acquired Companies organize and/or disclose information about hazardous materials used or produced in their operations and that this information be provided to employees, state and local governmental authorities and citizens.

Related Permits and Authorizations

Many environmental laws require the Acquired Companies to obtain permits or other authorizations from state and/or federal agencies before initiating certain drilling, construction, production, operation, or other oil and natural gas activities, and to maintain these permits and compliance with their requirements for on-going operations. These permits are generally subject to protest, appeal, or litigation, which can in certain cases delay or halt projects and cease production or operation of wells, pipelines, and other operations.

Related Insurance

The Acquired Companies maintain insurance against some risks associated with above or underground contamination that may occur as a result of their exploration and production activities. However, this insurance is limited to activities at the well site and there can be no assurance that this insurance will continue to be commercially available or that this insurance will be available at premium levels that justify its purchase by the Acquired Companies. The occurrence of a significant event that is not fully insured or indemnified against could have a materially adverse effect on their financial condition and operations. Further, the Acquired Companies have no coverage for gradual, long-term pollution events.

Human Capital Resources

As of June 30, 2025, the Acquired Companies employed 25 people, all of which were full-time employees. From time to time, the Acquired Companies utilize the services of independent contractors to perform various field and other services. They are not a party to any collective bargaining agreements and have not experienced any strikes or work stoppages. They consider their relations with their employees to be satisfactory.

The Acquired Companies aim to provide a safe, healthy, respectful, and fair workplace for all employees. They believe their employees’ talent and wellbeing is foundational to delivering on their corporate strategy, and that intentional human capital management strategies enable the Acquired Companies to attract, develop, retain and reward their dedicated employees. The health, safety, and well-being of their employees is of the utmost importance.

Corporate Headquarters and Available Information

The principal executive offices of the Acquired Companies are located at 1910 Main Avenue, Durango, Colorado 81301, and their telephone number is (970) 247-1500.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF THE ACQUIRED COMPANIES

You should read the following discussion of the Acquired Companies’ historical performance, financial condition and future prospects in conjunction with their audited financial statements as of and for the years ended December 31, 2024 and 2023  and the notes thereto, as well as our unaudited interim financial statements as of and for the six months ended June 30, 2025 and 2024 included elsewhere in this Proxy Statement. The information provided below supplements, but does not form part of our consolidated financial statements. This discussion contains forward looking statements that are based on the views and beliefs of our management, as well as assumptions and estimates made by our management. Actual results could differ materially from such forward-looking statements as a result of various risk factors, including those that may not be in the control of management. For further information on items that could impact our future operating performance or financial condition, see the section entitled “Risk Factors — Risks Relating to the Acquired Companies’ Businesses” elsewhere in this Proxy Statement.

Overview of the Acquired Companies

The Acquired Companies are (i) Peak E&P and (ii) Peak BLM, and their respective subsidiaries. The Acquired Companies are privately held oil and gas exploration and production companies that operate in the PRB. As of June 30, 2025, the Acquired Companies owned approximately 39,600 net leasehold acres (out of 61,000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies.

How the Acquired Companies Evaluate Their Operations

The Acquired Companies’ management have historically used a variety of financial and operational metrics to assess the performance of our operations, including the following sources of our revenue, principal components of our cost structure and other financial metrics:

●	production volumes;

●	realized prices on the sale of oil and natural gas;

●	lease operating expenses;

●	finding and development costs (total capital expenditures incurred to acquire and develop reserves); and

●	Adjusted EBITDAX.

Sources of the Acquired Companies’ Revenues

Net Production Volumes—The Acquired Companies’ oil and natural gas revenue is derived from the sale of oil and natural gas production. They report their reserves in two streams: oil and natural gas. The economic value of NGLs is included in the natural gas price and production. As reservoir pressures decline, production from a given well or formation decreases. Growth in future production and reserves will depend on the ability to add new proved developed producing reserves in excess of the decline in the current production. The ability to add reserves through development projects is dependent on many factors, including the availability of capital, the ability to obtain regulatory approvals, and the ability to procure contract drilling rigs and completion equipment and associated personnel.

Realized Prices—The NYMEX WTI and Henry Hub futures prices are widely used benchmarks in the pricing of domestic and imported oil and natural gas, respectively, in the United States. The actual prices realized from the sale of oil and natural gas differ from the quoted NYMEX WTI price and the NYMEX Henry Hub price, respectively, as a result of quality and location differentials. The prices realized on the oil produced is affected by the ability to transport crude oil to the applicable transportation hub. Location differentials to NYMEX Henry Hub prices result from variances in transportation costs based on the proximity of the natural gas to the major consuming markets to which it is ultimately delivered.

Epsilon will continue to enter into hedging arrangements to reduce the impact of commodity price volatility on cash flows from operations and to satisfy hedge requirements of the Company’s Credit Facility (if any). All derivative instruments are recorded on the consolidated balance sheets as an asset or liability measured at fair value, with changes in the fair value of the derivatives recorded currently in the consolidated statements of operations.

Hedging only provides partial price protection against declines in prices and may partially limit our potential gains from future price increases. In addition, in times of low commodity prices, the ability to enter into additional commodity derivative contracts with favorable commodity price terms may be limited, which may adversely impact future operating income and cash flows as compared to historical periods during which the Acquired Companies were able to hedge a portion of production at higher prices.

Principal Components of the Acquired Companies’ Cost Structure

Lease Operating Expense—Lease operating expenses are the costs incurred in the operation and maintenance of producing properties and related well workover expenses. Expenses for direct labor, water injection and disposal, utilities, materials, supplies, compressor rental, and surface-use payments comprise the most significant portion of our lease operating expenses. Lease operating expenses do not include general and administrative expenses or production or ad valorem taxes. Certain items, such as direct labor and materials and supplies, generally remain relatively fixed across broad production volume ranges, but can fluctuate depending on activities performed during a specific period. For instance, repairs to equipment or surface facilities result in increased lease operating expenses in periods during which they are performed. Certain of our operating cost components are variable and increase or decrease as the level of produced hydrocarbons and water increases or decreases. For example, certain power and water disposal costs may vary directly with the amount of hydrocarbons and water produced.

Production and Ad Valorem Tax Expense—Production taxes are paid based on a percentage of revenues from oil and natural gas production sold at fixed rates established by state or local taxing authorities. In general, the production taxes paid are correlated to changes in revenues.  Taxes are recognized and paid at the full statutory rate until an application for a reduced production tax rate is approved, as applicable, at which time a refund will be issued for severance taxes paid in excess of the approved reduced rate. The Acquired Companies are also subject to ad valorem taxes in the counties where the production is located. Ad valorem taxes are generally based on the valuation of the oil and natural gas properties and vary slightly across the different counties in which the Acquired Companies operate.

Depletion, Depreciation and Amortization—Depletion, depreciation and amortization is the systematic expensing of the capitalized costs incurred to acquire, explore and develop natural gas and oil. The Acquired Companies use the successful efforts method of accounting for oil and natural gas activities and, as such, capitalize all costs associated with the drilling and completion of oil and natural gas properties associated with developmental wells. Costs associated with exploratory wells are capitalized, or suspended, until we determine if proved reserves are discovered.

Accretion— The Acquired Companies recognize accretion expense in connection with the discounted liability for future abandonment costs over the remaining estimated economic lives of the respective oil and natural gas properties.

Abandonment— The Acquired Companies recognize abandonment expenses in connection with the determination that certain leases of unproved property will be allowed to expire. Upon determination that a property lease will be allowed to expire, we recognize an abandonment expense for the associated costs of the lease.

Impairment of Oil and Natural Gas Properties—The Acquired Companies review and evaluate long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If there is an indication the carrying amount of an asset may not be recovered, the asset is assessed for potential impairment by management through an established process. If, upon review, the sum of the undiscounted pre-tax reserve cash flows is less than the carrying value of the asset, the carrying value is written down to estimated fair value. An impairment loss is measured as the amount by which asset carrying value exceeds fair value on an individual field-by-field basis.

General and Administrative—General and administrative expenses include costs incurred to operate the business that are not directly tied to the operation of producing properties. Employee compensation and benefits, rent, office expenses and audit and other fees for professional services and legal compliance comprise the most significant portion of general and administrative expenses.

Gain (Loss) on Commodity Derivatives— The Acquired Companies recognize derivative instruments on the consolidated balance sheet as assets or liabilities at fair value with such amounts classified as current or long-term based on anticipated settlement dates. The accounting for the changes in fair value of a derivative depends on the intended use of the derivative and resulting designation. Historically, the Acquired Companies have not designated derivative instruments as hedges for accounting purposes and, as a result, mark derivative instruments to fair value and recognize the cash and non-cash change in fair value on derivative instruments for each period in their consolidated statements of operations.

Results of Operations – Peak E&P

Six Months Ended June 30, 2025 Compared to the Six Months Ended June 30, 2024

Revenues—The following information provides the components of Peak E&P’s revenues, as well as average realized prices and net production volumes (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Revenues:
Oil sales	$13,482	$20,611	$(7,129)	(34.6)%
Natural gas sales (1)	2,462	2,366	96	4.1%
Total revenues, net	$15,944	$22,977	$(7,033)	(30.6)%

Average sales prices:
Oil, without realized derivatives ($/Bbl)	$64.15	$76.53	$(12.38)	(16.2)%
Oil, with derivative settlements ($/Bbl)	$62.80	$71.96	$(9.16)	(12.7)%
Natural gas, without realized derivatives ($/Mcf)	$2.50	$1.98	$0.51	25.9%
Natural gas, with derivative settlements $/Mcf)	$2.53	$2.82	$(0.29)	(10.3)%
Total, without realized derivatives ($/Boe)	$42.56	$49.07	$(6.51)	(13.3)%
Total, with realized derivatives ($/Boe)	$41.90	$48.57	$(6.67)	(13.7)%

Net production volumes:
Oil (MBbls)	210	269	(59)	(22.0)%
Natural gas (MMcf)	987	1,193	(207)	(17.3)%
Total (Mboe)	375	468	(94)	(20.0)%
Average daily production (Boe/d)	2,070	2,573	(503)	(19.6)%
(1)	Because our reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

Peak E&P’s results of operations are heavily influenced by commodity prices, which have historically been volatile. As Peak E&P’s production consists primarily of oil, its revenues are more sensitive to fluctuations in oil prices, as compared to fluctuations in natural gas prices. An extended decline in commodity prices may adversely affect Peak E&P’s business, financial condition or results of operations and its ability to meet capital expenditure obligations and financial commitments.

The following table provides the dollar effect of changes in commodity prices on Peak E&P’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Six Months Ended June 30, 2025 Compared to 2024
	Change in	Production	Total Net
	Price	Volumes	Effect
Effect of Change in Price:
Oil sales (MBbls)	$(12.38)	210	$(2,600)
Natural gas sales (MMcf) (1)	$0.51	987	503
Change in total revenues			$(2,097)
(1)	Because Peak E&P’s reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

The following table provides the dollar effect of changes in production volumes on Peak E&P’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Six Months Ended June 30, 2025 Compared to 2024
	Change in	Prior Period	Total Net
	Production	Prices	Effect
Effect of Change in Production:
Oil sales (MBbls)	(59)	$76.53	$(4,515)
Natural gas sales (MMcf) (1)	(207)	$1.98	(410)
Change in total revenues			$(4,925)
(1)	Because Peak E&P’s reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

Production decreased 94 Mboe, or 20.0% for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. This decrease in production was primarily due to natural production declines in existing wells and minimal new well development volumes to offset with oil and natural gas production decreasing by 22.0% and 17.3%, respectively, during the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Operating Expenses—The following information provides the components of Peak E&P’s operating expenses, on both an absolute basis and per Boe basis (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Operating Expenses:
Lease operating	$5,018	$6,050	$(1,032)	(17.1)%
Production and ad valorem taxes	2,046	3,057	(1,011)	(33.1)%
Depletion, depreciation and amortization	5,668	6,555	(887)	(13.5)%
Accretion	111	114	(3)	(2.6)%
Abandonment	1,649	1,921	(272)	(14.2)%
Impairment of oil and natural gas properties	18,333	—	18,333	* %
General and administrative	3,642	3,606	36	1.0%
Total operating expenses	$36,467	$21,303	$15,164	71.2%

Operating Expenses ($/BOE)
Lease operating	$13.40	$12.92	$0.47	3.7%
Production and ad valorem taxes	$5.46	$6.53	$(1.07)	(16.3)%
Depletion, depreciation and amortization	$15.13	$14.00	$1.13	8.1%
Accretion	$0.30	$0.24	$0.05	21.7%
Abandonment	$4.40	$4.10	$0.30	7.3%
Impairment of oil and natural gas properties	$48.94	$—	$48.94	* %
General and administrative	$9.72	$7.70	$2.02	26.2%

*  Percentage change not meaningful

Lease Operating—Lease operating expenses decreased by 17.1%, to $5.0 million for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. On a Boe basis, lease operating expenses increased by 3.7% to $13.40 per Boe as a result of lower production during the six months ended June 30, 2025 as compared to the six months ended June 30, 2024.

Production and Ad Valorem Taxes—Production and ad valorem taxes decreased by 33.1%, to $2.0 million for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024. On a Boe basis, production and ad valorem taxes decreased by 16.3% to $5.46 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Lower production and ad valorem taxes per Boe were the result of lower revenues during the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Depletion, Depreciation and Amortization—Depletion, depreciation and amortization expenses decreased by 13.5% to $5.7 million for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. On a Boe basis, depletion, depreciation and amortization expenses increased by 8.1% to $15.13 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Lower depletion, depreciation and amortization expenses were the result of lower overall production for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024.

Abandonment—Abandonment expenses decreased by 7.3% to $1.6 million for the six months ended June 30, 2025, as compared to $2.0 million for the six months ended June 30, 2024. This was due to less acreage expiring during the six months ended June 30, 2025.  Peak E&P performs a periodic review of unproved property costs to determine (i) whether any leases associated with the property have expired or been abandoned, (ii) whether the subject property will be developed or (iii) if the carrying value of the property is not realizable.

Impairment of Oil and Natural Gas Properties— Impairment expenses increased by $18.3 million for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024. For the six months ended June 30, 2025, Peak E&P recorded an impairment of oil and natural gas properties of $18.3 million. This impairment was primarily due to a decrease in the value of proved oil and natural gas reserves as a result of the valuation implied by the anticipated sale of the oil and natural gas properties in the proposed Transaction.

General and Administrative—General and administrative expenses increased by 1.0%, to $3.6 million for the six months ended June 30, 2025, as compared to six months ended June 30, 2024. Higher general and administrative expenses were primarily the result of market adjustments to compensation. On a Boe basis, general and administrative expenses increased by 16.1% to $9.72 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Higher general and administrative expenses per Boe were the result of a decrease in overall production for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Other Income (Expense)—The following information provides the components of Peak E&P’s other income and expenses (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Other Income (Expense):
Gain (loss) on commodity derivatives	$2,792	$(6,992)	$9,784	(139.9)%
Interest expense, net	(3,742)	(4,330)	588	(13.6)%
Gain (loss) on sale of assets	—	(23)	23	(100.0)%
Other gain (loss)	(105)	52	(157)	(301.9)%
Total other income (expense)	$(1,055)	$(11,293)	$10,238	(90.7)%

*  Percentage change not meaningful

The following table provides the components of Peak E&P’s gain (loss) on commodity derivatives for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Cash paid on derviatives	$(248)	$(236)	$(12)	5.1%
Non-cash gain (loss) on derivatives	3,040	(6,756)	9,796	(145.0)%
Gain (loss) on commodity derivatives	$2,792	$(6,992)	$9,784	(139.9)%

The $.01 million increase in cash paid on derivatives was largely driven by higher realized natural gas prices, partially offset by lower realized oil prices for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

The $9.8 million increase in non-cash gain (loss) on derivatives was due to lower forecasted future oil prices, partially offset by slightly higher forecasted future natural gas prices as of June 30, 2025 as compared to June 30, 2024.

Interest Expense, Net—Interest expense, net, decreased by 13.6%, to $3.7 million, for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. The decrease in interest expense for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024, was due to a lower loan balance on the existing line of credit for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Year Ended December 31, 2024 Compared to the Year Ended December 31, 2023

Revenues—The following information provides the components of Peak E&P’s revenues, as well as average realized prices and net production volumes (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Revenues:
Oil sales	$37,152	$43,553	$(6,401)	(14.7)%
Natural gas sales (1)	4,588	6,078	(1,490)	(24.5)%
Total revenues, net	$41,740	$49,631	$(7,891)	(15.9)%

Average sales prices:
Oil, without realized derivatives ($/Bbl)	$73.30	$76.17	$(2.87)	(3.8)%
Oil, with derivative settlements ($/Bbl)	$69.31	$69.70	$(0.39)	(0.6)%
Natural gas, without realized derivatives ($/Mcf)	$1.97	$2.45	$(0.48)	(19.4)%
Natural gas, with derivative settlements $/Mcf)	$2.75	$2.46	$0.29	11.8%
Total, without realized derivatives ($/Boe)	$46.69	$50.35	$(3.66)	(7.3)%
Total, with realized derivatives ($/Boe)	$46.44	$46.63	$(0.19)	(0.4)%

Net production volumes:
Oil (MBbls)	507	572	(65)	(11.4)%
Natural gas (MMcf)	2,323	2,484	(161)	(6.5)%
Total (Mboe)	894	986	(92)	(9.3)%
Average daily production (Boe/d)	2,443	2,701	(258)	(9.6)%

Peak E&P’s results of operations are heavily influenced by commodity prices, which have historically been volatile. As Peak E&P’s production consists primarily of oil, its revenues are more sensitive to fluctuations in oil prices, as compared to fluctuations in natural gas prices. An extended decline in commodity prices may adversely affect Peak E&P’s business, financial condition or results of operations and its ability to meet capital expenditure obligations and financial commitments.

The following table provides the dollar effect of changes in commodity prices on Peak E&P’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Year Ended December 31, 2024 Compared to 2023
	Change in	Production	Total Net
	Price	Volumes	Effect
Effect of Change in Price:
Oil sales (MBbls)	$(2.87)	507	$(1,455)
Natural gas sales (MMcf) (1)	$(0.48)	2,323	(1,115)
Change in total revenues			$(2,570)

(1) Because Peak E&P’s reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

The following table provides the dollar effect of changes in production volumes on Peak E&P’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Year Ended December 31, 2024 Compared to 2023
	Change in	Prior Period	Total Net
	Production	Prices	Effect
Effect of Change in Production:
Oil sales (Bbls)	(65)	$76.17	$(4,951)
Natural gas sales (Mcf) (1)	(161)	$2.45	(394)
Change in total revenues			$(5,345)

Production decreased 92 Mboe, or 9.3% for the year ended December 31, 2024, as compared to the year ended December 31, 2023. This decrease in production was primarily due to natural production decline from existing wells and minimal new well development volumes to offset with oil and natural gas production decreasing by 11.4% and 6.5%, respectively, during the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Operating Expenses—The following information provides the components of Peak E&P’s operating expenses, on both an absolute basis and per Boe basis (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Operating Expenses:
Lease operating	$11,750	$13,243	$(1,493)	(11.3)%
Production and ad valorem taxes	5,453	6,943	(1,490)	(21.5)%
Depletion, depreciation and amortization	12,183	27,061	(14,878)	(55.0)%
Accretion	223	223	—	* %
Abandonment	6,232	2,882	3,350	116.2%
Impairment of oil and natural gas properties	—	111,871	(111,871)	* %
General and administrative	6,912	6,566	346	5.3%
Total operating expenses	$42,753	$168,789	$(126,036)	(74.7)%

Operating Expenses ($/BOE)
Lease operating	$13.14	$13.43	$(0.29)	(2.2)%
Production and ad valorem taxes	$6.10	$7.04	$(0.94)	(13.4)%
Depletion, depreciation and amortization	$13.63	$27.45	$(13.82)	(50.4)%
Accretion	$0.25	$0.23	$0.02	10.3%
Abandonment	$6.97	$2.92	$4.05	138.4%
Impairment of oil and natural gas properties	$—	$113.48	$(113.48)	* %
General and administrative	$7.73	$6.66	$1.07	16.1%

*  Percentage change not meaningful

Lease Operating—Lease operating expenses decreased by 11.3%, to $11.8 million for the year ended December 31, 2024, as compared to the year ended December 31, 2023. On a Boe basis, lease operating expenses decreased by 2.2% to $13.14 per Boe as a result of the lower overall lease operating expenses being partially offset by lower production during the year ended December 31, 2024 as compared to the year ended December 31, 2023.

Production and Ad Valorem Taxes—Production and ad valorem taxes decreased by 21.5%, to $5.5 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. On a Boe basis, production and ad valorem taxes decreased by 13.4% to $6.10 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Lower production and ad valorem taxes per Boe were the result of lower revenues during the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Depletion, Depreciation and Amortization—Depletion, depreciation and amortization expenses decreased by 55.0%, to $12.2 million for the year ended December 31, 2024, as compared to the year ended December 31, 2023. On a Boe basis, depletion, depreciation and amortization expenses decreased by 50.4% to $13.63 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Lower depletion, depreciation and amortization expenses were the result of a significant decrease in the net book value of proved oil and gas properties at December 31, 2024, as compared to December 31, 2023, due to a large impairment charge booked at the end of 2023, offset partially by lower overall production for the year ended December 31, 2024 as compared to the year ended December 31, 2023.

Abandonment—Abandonment expenses were $6.2 million for the year ended December 31, 2024, as compared to $2.9 million for the year ended December 31, 2023. This was due to more acreage expiring during the year ended December 31, 2024.  Peak E&P performs a periodic review of unproved property costs to determine (i) whether any leases associated with the property have expired or been abandoned, (ii) whether the subject property will be developed or (iii) if the carrying value of the property is not realizable.

Impairment of Oil and Natural Gas Properties— Impairment expenses decreased by $111.9 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. For the year ended December 31, 2023, Peak E&P recorded an impairment of oil and natural gas properties of $111.9 million. This impairment was primarily due to a decrease in the value of proved oil and natural gas reserves as a result of lower oil and natural gas prices at December 31, 2024 as compared to the year ended December 31, 2023. For purposes of determining proved reserves, under guidelines established by the SEC, estimates of proved oil and natural gas reserves are prepared using existing economic and operating conditions and oil and natural gas prices based upon the actual unweighted average first day of the month spot prices for the twelve months of the year reported. For the year ended December 31, 2024, oil and natural gas prices calculated in accordance with SEC guidelines decreased by 16.5% and 58.5%, respectively, as compared to the year ended December 31, 2023.

General and Administrative—General and administrative expenses increased by 5.3%, to $6.9 million for the year ended December 31, 2024, as compared to year ended December 31, 2023. Higher general and administrative expenses were primarily the result of market adjustments to compensation. On a Boe basis, general and administrative expenses increased by 16.3% to $7.73 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Higher general and administrative expenses per Boe were the result of a decrease in overall production for the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Other Income (Expense)—The following information provides the components of Peak E&P’s other income and expenses (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Other Income (Expense):
Gain (loss) on commodity derivatives	$(2,128)	$1,604	$(3,732)	(232.7)%
Interest expense, net	(8,630)	(8,867)	237	(2.7)%
Loss from retirement of long-term debt	—	(1,080)	1,080	* %
Gain on sale of assets	(301)	(1,044)	743	(71.2)%
Other gain (loss)	480	1,542	(1,062)	(68.9)%
Total other expense	$(10,579)	$(7,845)	$(2,734)	34.9%

The following table provides the components of Peak E&P’s gain (loss) on commodity derivatives for the year ended December 31, 2024 and 2023:

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Cash paid on derviatives	$(217)	$(3,662)	$3,445	(94.1)%
Non-cash gain on derivatives	(1,911)	5,266	(7,177)	(136.3)%
Gain (loss) on commodity derivatives	$(2,128)	$1,604	$(3,732)	(232.7)%

The $3.4 million decrease in cash paid on derivatives was largely driven by lower realized oil and natural gas prices for the year ended December 31, 2024, as compared to the year ended December 31, 2023.

The $7.2 million decrease to non-cash gain on derivatives was due to higher forecasted future oil and natural gas prices as of December 31, 2024 as compared to December 31, 2023.

Interest Expense, Net—Interest expense decreased by 2.7%, to $8.6 million, for the year ended December 31, 2024, as compared to the year ended December 31, 2023. The decrease in interest expense for the year ended December 31, 2024, as compared to the year ended December 31, 2023, was due to a lower loan balance associated with the existing line of credit for the year ended December 31, 2024, as compared to for the year ended December 31, 2023.

Results of Operations – Peak BLM

Six Months Ended June 30, 2025 Compared to the Six Months Ended June 30, 2024

Revenues—The following information provides the components of Peak BLM’s revenues, as well as average realized prices and net production volumes (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Revenues:
Oil sales	$1,063	$1,410	$(347)	(24.6)%
Natural gas sales (1)	261	142	119	83.8%
Total revenues, net	$1,324	$1,552	$(228)	(14.7)%

Average sales prices:
Oil ($/Bbl)	$64.17	$75.36	$(11.19)	(14.9)%
Natural gas ($/Mcf)	$3.22	$1.87	$1.35	72.3%
Total ($/Boe)	$44.00	$49.45	$(5.45)	(11.0)%

Net production volumes:
Oil (MBbls)	17	19	(2)	(11.5)%
Natural gas (MMcf)	81	76	5	6.7%
Total (Mboe)	30	31	(1)	(4.1)%
Average daily production (Boe/d)	166	172	(6)	(3.6)%

Peak BLM’s results of operations are heavily influenced by commodity prices, which have historically been volatile. As Peak BLM’s production consists primarily of oil, its revenues are more sensitive to fluctuations in oil prices, as compared to fluctuations in natural gas prices. An extended decline in commodity prices may adversely affect Peak BLM’s business, financial condition or results of operations and its ability to meet capital expenditure obligations and financial commitments.

The following table provides the dollar effect of changes in commodity prices on Peak BLM’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Six Months Ended June 30, 2025 Compared to 2024
	Change in	Production	Total Net
	Price	Volumes	Effect
Effect of Change in Price:
Oil sales (MBbls)	$(11.19)	17	$(190)
Natural gas sales (MMcf) (1)	$1.36	81	110
Change in total revenues			$(80)

(1) Because Peak E&P’s reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

The following table provides the dollar effect of changes in production volumes on Peak BLM’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Six Months Ended June 30, 2025 Compared to 2024
	Change in	Prior Period	Total Net
	Production	Prices	Effect
Effect of Change in Production:
Oil sales (MBbls)	(2)	$75.36	$(151)
Natural gas sales (MMcf) (1)	5	$1.87	9
Change in total revenues			$(142)

(1) Because Peak E&P’s reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing and production.

Production decreased 1 Mboe, or 4.1% for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. This decrease in production was primarily due to natural production decline in existing wells and no new well development volumes to offset during the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Operating Expenses—The following information provides the components of Peak BLM’s operating expenses, on both an absolute basis and per Boe basis (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Operating Expenses:
Lease operating	$269	$347	$(78)	(22.5)%
Production and ad valorem taxes	171	209	(38)	(18.2)%
Depletion, depreciation and amortization	480	608	(128)	(21.1)%
Accretion	2	2	—	* %
Abandonment	—	52	(52)	* %
Impairment of oil and natural gas properties	29,655	—	29,655	* %
General and administrative	1,216	880	336	38.2%
Total operating expenses	$31,793	$2,098	$29,695	* %

Operating Expenses ($/BOE)
Lease operating	$8.94	$11.06	$(2.12)	(19.1)%
Production and ad valorem taxes	$5.68	$6.66	$(0.98)	(14.7)%
Depletion, depreciation and amortization	$15.95	$19.37	$(3.42)	(17.6)%
Accretion	$0.07	$0.06	$0.01	15.7%
Abandonment	$—	$1.66	$(1.66)	* %
Impairment of oil and natural gas properties	$985.59	$—	$985.59	* %
General and administrative	$40.41	$28.04	$12.38	44.1%

*  Percentage change not meaningful

Lease Operating—Lease operating expenses decreased by 22.5%, to $0.3 million for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. On a Boe basis, lease operating expenses decreased by 19.1% to $8.94 per Boe as a result of the overall lower lease operating expenses being partially offset by lower production during the six months ended June 30, 2025 as compared to the six months ended June 30, 2024.

Production and Ad Valorem Taxes—Production and ad valorem taxes decreased by 18.2%, to $0.2 million for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024. On a Boe basis, production and ad valorem taxes decreased by 14.7% to $5.68 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Lower production and ad valorem taxes per Boe were the result of lower revenues during the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Depletion, Depreciation and Amortization—Depletion, depreciation and amortization expenses decreased by 21.1%, to $0.5 million for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. On a Boe basis, depletion, depreciation and amortization expenses decreased by 17.6% to $15.95 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Lower depletion, depreciation and amortization expenses were the result of lower overall production for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024.

Impairment of Oil and Natural Gas Properties— Impairment expenses increased by $29.7 million for the six months ended June 30, 2025 as compared to the six months ended June 30, 2024. For the six months ended June 30, 2025, Peak BLM recorded an impairment of oil and natural gas properties of $29.7 million. This impairment was primarily due to a decrease in the value of proved oil and natural gas reserves as a result of the valuation implied by the anticipated sale of the oil and natural gas properties in the proposed Transaction.

General and Administrative—General and administrative expenses increased by 38.2%, to $1.2 million for the six months ended June 30, 2025, as compared to six months ended June 30, 2024. Higher general and administrative expenses were primarily the result of writing off a receivable related to IPO efforts in 2024, as well as hiring a consultant in July 2024. On a Boe basis, general and administrative expenses increased by 44.1% to $40.41 per Boe for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024. Higher general and administrative expenses per Boe were the result of a decrease in overall production together with an increase in general and administrative expenses for the six months ended June 30, 2025, as compared to the six months ended June 30, 2024.

Other Income (Expense)—The following information provides the components of Peak BLM’s other income and expenses (dollar amounts in thousands):

	Six Months Ended June 30,		2025 Compared to 2024
	2025	2024	Change	% Change
Other Income (Expense):
Interest expense, net	$7	$13	$(6)	(46.2)%
Gain (loss) on sale of assets	(2,383)	—	(2,383)	*	%
Other gain	0	25	(25)	*	%
Total other income (expense)	$(2,376)	$38	$(2,414)	*	%

*  Percentage change not meaningful

Gain (Loss) on Sale of Assets—Loss on sale of assets was $2.4 million for the six months ended June 30, 2025. During the six  months ended June 30, 2025, Peak BLM sold four non-operated wells in which it owned working interest.  Proceeds received were less than the book value.

Year Ended December 31, 2024 Compared to the Year Ended December 31, 2023

Revenues—The following information provides the components of Peak BLM’s revenues, as well as average realized prices and net production volumes (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Revenues:
Oil sales	$3,088	$3,964	$(876)	(22.1)%
Natural gas sales (1)	416	538	(122)	(22.7)%
Total revenues, net	$3,504	$4,502	$(998)	(22.2)%

Average sales prices:
Oil ($/Bbl)	$71.93	$74.66	$(2.73)	(3.7)%
Natural gas ($/Mcf)	$1.98	$2.44	$(0.46)	(19.0)%
Total ($/Boe)	$44.91	$50.09	$(5.18)	10.3%

Net production volumes:
Oil (MBbls)	43	53	(10)	(19.1)%
Natural gas (MMcf)	211	221	(10)	(4.6)%
Total (Mboe)	78	90	(12)	(13.2)%
Average daily production (Boe/d)	213	246	(33)	(13.4)%
(1)	Because our reserves and production are reported in two streams, the economic value of the NGLs is included in our natural gas pricing, revenues and production.

Peak BLM’s results of operations are heavily influenced by commodity prices, which have historically been volatile. As Peak BLM’s production consists primarily of oil, its revenues are more sensitive to fluctuations in oil prices, as compared to fluctuations in natural gas prices. An extended decline in commodity prices may adversely affect Peak BLM’s business, financial condition or results of operations and its ability to meet capital expenditure obligations and financial commitments.

The following table provides the dollar effect of changes in commodity prices on Peak BLM’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Year Ended December 31, 2024 Compared to 2023
	Change in	Production	Total Net
	Price	Volumes	Effect
Effect of Change in Price:
Oil sales (MBbls)	$(2.73)	43	$(117)
Natural gas sales (MMcf) (1)	$(0.46)	211	(97)
Change in total revenues			$(214)

The following table provides the dollar effect of changes in production volumes on Peak BLM’s oil and natural gas revenues for the periods indicated (dollar amounts in thousands):

	Year Ended December 31, 2024 Compared to 2023
	Change in	Prior Period	Total Net
	Production	Prices	Effect
Effect of Change in Production:
Oil sales (MBbls)	(10)	$74.66	$(747)
Natural gas sales (MMcf) (1)	(10)	$2.44	(24)
Change in total revenues			$(771)

Production decreased 12 Mboe, or 13.2% for the year ended December 31, 2024, as compared to the year ended December 31, 2023. This decrease in production was primarily due to natural production decline in existing wells and no new well development volumes to offset during the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Operating Expenses—The following information provides the components of Peak BLM’s operating expenses, on both an absolute basis and per Boe basis (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Operating Expenses:
Lease operating	$740	$706	$34	4.8%
Production and ad valorem taxes	464	565	(101)	(17.9)%
Depletion, depreciation and amortization	1,413	1,740	(327)	(18.8)%
Accretion	5	4	1	25.0%
Abandonment	886	50	836	* %
General and administrative	2,835	1,264	1,571	124.3%
Total operating expenses	$6,343	$4,329	$2,014	46.5%

Operating Expenses ($/BOE)
Lease operating	$9.48	$7.85	$1.63	20.7%
Production and ad valorem taxes	$5.95	$6.29	$(0.34)	(5.4)%
Depletion, depreciation and amortization	$18.11	$19.36	$(1.25)	(6.5)%
Accretion	$0.06	$0.04	$0.02	44.0%
Abandonment	$11.35	$0.56	$10.79	* %
General and administrative	$36.33	$14.06	$22.27	158.4%

*  Percentage change not meaningful

Lease Operating—Lease operating expenses increased by 4.8%, to $0.7 million for the year ended December 31, 2024, as compared to the year ended December 31, 2023. On a Boe basis, lease operating expenses increased by 20.7% to $9.48 per Boe as a result of lower production during the year ended December 31, 2024 as compared to the year ended December 31, 2023.

Production and Ad Valorem Taxes—Production and ad valorem taxes decreased by 17.9%, to $0.5 million for the year ended December 31, 2024 as compared to the year ended December 31, 2023. On a Boe basis, production and ad valorem taxes decreased by 5.4% to $5.96 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Lower production and ad valorem taxes per Boe were the result of revenues during the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Depletion, Depreciation and Amortization—Depletion, depreciation and amortization expenses decreased by 18.8%, to $1.4 million for the year ended December 31, 2024, as compared to the year ended December 31, 2023. On a Boe basis, depletion, depreciation and amortization expenses decreased by 6.5% to $18.11 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Lower depletion, depreciation and amortization expenses were the result lower overall production for the year ended December 31, 2024 as compared to the year ended December 31, 2023.

Abandonment—Abandonment expenses were $0.9 million for the year ended December 31, 2024, as compared to $0.01 million for the year ended December 31, 2023. This was due to more acreage expiring during the year ended December 31, 2024, as compared to the year ended December 31, 2023. Peak BLM performs a periodic review of unproved property costs to determine (i) whether any leases associated with the property have expired or been abandoned, (ii) whether the subject property will be developed or (iii) if the carrying value of the property is not realizable.

General and Administrative—General and administrative expenses increased by 124.3%, to $2.8 million for the year ended December 31, 2024, as compared to year ended December 31, 2023. Higher general and administrative expenses were primarily the result of writing off a receivable related to IPO efforts in 2024, as well as hiring a consultant in July 2024. On a Boe basis, general and administrative expenses increased by 158.4% to $36.33 per Boe for the year ended December 31, 2024, as compared to the year ended December 31, 2023. Higher general and administrative expenses per Boe were the result of a decrease in overall production, together with an increase in general and administrative expenses due to writing off a receivable related to IPO costs and hiring a consultant in July 2024 for the year ended December 31, 2024, as compared to the year ended December 31, 2023.

Other Income (Expense) —The following information provides the components of Peak BLM’s other income and expenses (dollar amounts in thousands):

	Year Ended December 31,		2024 Compared to 2023
	2024	2023	Change	% Change
Other Income (Expense):
Interest expense, net	$38	$—	$38	* %
Other gain	317	33	284	860.6%
Total other income	$355	$33	$322	975.8%

*  Percentage change not meaningful

Liquidity and Capital Resources

The Acquired Companies’ primary sources of liquidity and capital resources will be from cash flow generated by operating activities. The Acquired Companies may need to utilize or rely on Epsilon to utilize the public equity or debt markets and bank financings to fund future acquisitions or capital expenditures. The Acquired Companies’ ability to finance their operations, including funding capital expenditures and acquisitions, to meet their indebtedness obligations or to refinance their indebtedness will depend on their or Epsilon’s ability to generate cash in the future. Additionally, rising interest rates can and have impacted the Acquired Companies’ interest expense on their indebtedness. The Acquired Companies’ ability to generate cash is subject to a number of factors, some of which are beyond the Acquired Companies’ control, including commodity prices, particularly for oil and natural gas, and their ongoing efforts to manage operating costs and maintenance capital expenditures, as well as general economic, financial, competitive, legislative, regulatory, weather and other factors.

The Acquired Companies’ business plan has focused on developing and acquiring high quality acreage within the PRB. Through June 30, 2025, the Acquired Companies have spent approximately $2.2 million in 2025 on development costs.

The Acquired Companies’ capital expenditures programs are largely discretionary and within their control. The ultimate amount of their capital expenditures will depend upon a variety of factors, including, but not limited to, the success of operated partners drilling activities, prevailing and anticipated prices for oil and natural gas, the availability of necessary equipment, infrastructure and capital, the receipt and timing of required regulatory permits and approvals, seasonal conditions and drilling and acquisition cost.

Cash Flows – Peak E&P

The following table summarizes Peak E&P’s cash flows for the periods indicated (in thousands):

	Six Months Ended June 30,		Year Ended December 31,
	2025	2024	2024	2023
Net cash provided by (used in):
Operating activities	$2,650	$(3,210)	$8,073	$13,738
Investing activities	(3,678)	1,177	(4,811)	(7,800)
Financing activities	(3,283)	(1,630)	(4,736)	3,884
Net increase (decrease) in cash and cash equivalents	$(4,311)	$(3,663)	$(1,474)	$9,822

Operating Activities—Cash provided by operating activities was $2.7 million for the six months ended June 30, 2025, as compared to cash used in operating activities of $3.2 million for the six months ended June 30, 2024. The increase in operating cash flows was primarily related to a change in working capital in the amount of $10.3 million offset by lower production and commodity prices, reducing revenues by $7.1 million.

Cash provided by operating activities was $8.1 million for the year ended December 31, 2024, as compared to $13.7 million for the year ended December 31, 2023. The decrease in operating cash flows was primarily related to lower revenues of $7.9 million, partially offset by lower settlements of commodity derivatives of $5.5 million, a reduction in production and ad valorem taxes of $0.8 million and a decrease in changes to working capital of $3.1 million.

Investing Activities—Cash used in investing activities was $3.7 million for the six months ended June 30, 2025, as compared to cash provided by investing activities of $1.2 million for the six months ended June 30, 2024. Additions to oil and natural gas properties accounted for the majority of Peak E&P’s investing activities for the six months ended June 30, 2025 and 2024. Additionally, proceeds from sales of other assets was $3.2 million for the six months ended June 30, 2024.

Cash used in investing activities was $4.8 million for the year ended December 31, 2024, as compared to $7.8 million for the year ended December 31, 2023. Additions to oil and natural gas properties accounted for the majority of Peak E&P’s investing activities for the years ended December 31, 2024 and 2023.  Additionally, proceeds from sales of other assets was $3.2 million and $1.4 million for the year ended December 31, 2024 and 2023, respectively.

Financing Activities—Cash used in financing activities was $3.3 million for the six months ended June 30, 2025, as compared to $1.6 million for the six months ended June 30, 2024. Cash used in financing activities for the six months ended June 30, 2025 and 2024 were primarily associated with Peak E&P’s quarterly principal payment on the existing lines of credit.

Cash used in financing activities was $4.7 million for the year ended December 31, 2024, as compared to cash provided by financing activities of $3.9 million for the year ended December 31, 2023. Cash used in financing activities for the year ended December 31, 2024 was primarily associated with Peak E&P’s quarterly principal payments on existing lines of credit.  Cash provided by financing activities for the year ended December 31, 2023 was associated with new borrowings from the existing lines of credit.

Cash Flows – Peak BLM

The following table summarizes Peak BLM’s cash flows for the periods indicated (in thousands):

	Six Months Ended June 30,		Year Ended December 31,
	2025	2024	2024	2023
Net cash provided by (used in):
Operating activities	$(166)	$819	$459	$279
Investing activities	(49)	(3,425)	(3,799)	(1,223)
Net decrease in cash and cash equivalents	$(215)	$(2,606)	$(3,340)	$(944)

Operating Activities—Cash used in operating activities was $0.2 million for the six months ended June 30, 2025, as compared to cash provided by operating activities of $0.8 million for the six months ended June 30, 2024. The decrease in operating cash flows was primarily related to lower revenues of $0.2 million and a working capital change of $0.6 million.

Cash provided by operating activities was $0.5 million for the year ended December 31, 2024, as compared to $0.3 million for the year ended December 31, 2023. The increase in operating cash flows was primarily related to a change in working capital offset by lower revenues.

Investing Activities—Cash flow used in investing activities was $0.1 million for the six months ended June 30, 2025, as compared to cash used in investing activities of $3.4 million for the six months ended June 30, 2024. Additions to oil and natural gas properties accounted for the majority of Peak BLM’s investing activities for the six months ended June 30, 2025 and 2024. Additionally, proceeds from sales of other assets increased to $1.0 million for the six months ended June 30, 2025.

Cash used in investing activities was $3.8 million for the year ended December 31, 2024, as compared to $1.2 million for the year ended December 31, 2023. Additions to oil and natural gas properties accounted for the majority of Peak BLM’s investing activities for the years ended December 31, 2024 and 2023.

Debt Agreements

Existing Credit Agreement

In January 2023, Peak E&P entered into a Credit and Guaranty Agreement with Fortress Credit Corp. with initial loan commitments of $62.0 million provided by Fortress Credit Corp. and Cargill, Incorporated (collectively, the “Lenders”). Upon execution of the Existing Credit Agreement, Peak E&P was issued a new term loan with the Lenders for the full commitment amount of $62.0 million, which matures on January 31, 2027 (the “Maturity Date”). Proceeds from the new loan were utilized to repay in full the Prior Credit Facility and the NPA (each, as defined below), as well as debt issuance costs. The remaining unused proceeds served as additional cash to Peak E&P’s consolidated balance sheet.

The obligations under the Existing Credit Agreement are guaranteed by certain of Peak E&P’s subsidiaries (the “Guarantors”) and the Existing Credit Agreement is secured by substantially all of the assets owned by Peak E&P and the Guarantors (subject to customary exceptions). Borrowings outstanding under the Existing Credit Agreement are initially Term SOFR Loans (as defined in the Existing Credit Agreement), which bear interest at a rate equal to the sum of (i) the Term SOFR Rate for a three-month interest period, plus 0.15% (“Adjusted Term SOFR Rate”); and (ii) 8.00% per annum. The Administrative Agent (permitted only as expressly set forth in Section 2.07 of the Existing Credit Agreement), may convert any outstanding Term SOFR Loan to an ABR Loan (as defined in the Existing Credit Agreement). Borrowings constituting ABR Loans bear interest at a rate equal to the sum of (i) the Alternate Base Rate, defined as the greater of (a) the Prime Rate and (b) the NYFRB Rate plus 0.50%; and (ii) 7.00% per annum. Interest accrued on all outstanding loans is payable at the end of each quarter, through the Maturity Date.

Peak E&P is required to repay to the lenders an amount equal to 2.50% of the aggregate principal amount of the outstanding loans, including accrued interest, on the last day of each quarter (or 10% on an annualized basis). Furthermore, Peak E&P is subject to mandatory repayment provisions, including in the event of default where the lenders elect to accelerate amounts due. The Existing Credit Agreement further outlines the ability to prepay the loans in whole, or in part, at the option of Peak E&P. In the event of any repayment or prepayment of the loans, Peak E&P is required to immediately pay the applicable premium and all accrued interest.

The Existing Credit Agreement contains restrictive covenants that limit Peak E&P’s ability to, among other things: (i) incur additional indebtedness; (ii) incur liens; (iii) enter into mergers; (iv) dispose of assets; (v) engage in new business type; (vi) make any investments; (vii) enter into certain swap agreements; (viii) make restrictive payments; and (ix) engage in certain transactions with affiliates. These restrictive covenants are subject to a number of important exceptions and qualifications.

In addition, the Existing Credit Agreement requires Peak E&P to maintain compliance with the following financial ratios determined as of the last day of any fiscal quarter: (A) a current ratio (as defined in the Existing Credit Agreement) of no less than 1.00 to 1.00; (B) a PDP asset coverage ratio (as defined in the Credit Agreement) of no less than 1.75 to 1.00; (C) a leverage ratio (as defined in the Existing Credit Agreement) of no more than 2.75 to 1.00; and (D) liquidity (as defined in the Existing Credit Agreement) of not less than $5.0 million. Furthermore, for any year, general and administrative expenses (as defined in the Existing Credit Agreement) attributable to Peak E&P must not exceed $8.5 million. As of December 31, 2023, Peak E&P did not meet the current ratio requirement and subsequently received a waiver related to non-compliance with the current ratio for such period. Additionally, in April 2024, Peak E&P entered into the first amendment to the Existing Credit Agreement, which provides that the required quarterly principal and interest payments will now be due the first business day of the immediately succeeding quarter, instead of on the last day of the current quarter. Additionally, this amendment provides us with the ability to deduct accrued interest from the calculation of current liabilities. As of June 30, 2025, Peak E&P was in compliance with all covenants outlined above.

It is anticipated that the Existing Credit Agreement will be terminated in connection with the closing of the Transactions.

Peak BLM does not have any debt agreements in place.

Wells Fargo Credit Facility

In June 2019, Peak E&P entered into the third amended and restated credit agreement with Wells Fargo Bank, NA for a Senior Secured Revolving Credit Facility (as amended, the “Prior Credit Facility”). The Prior Credit Facility was repaid in full in January 2023 by the Existing Credit Agreement, as discussed above.

Senior Secured Second Lien Notes

In November 2018, Peak E&P entered into a Senior Secured Second Lien Note Purchase Agreement (the “NPA”) with Allianz Global Investors GMBH and other lenders, with US Bank, NA acting as the administrative agent. The NPA was repaid in full in January 2023 by the Existing Credit Agreement, as discussed above.

Contractual Obligations

The Acquired Companies significant contractual obligations are primarily associated with debt, interest expense, asset retirement obligations and commodity derivatives. The Acquired Companies believe that their cash on hand and cash flows from operations will be adequate to fund their short and long-term contractual obligations.

Quantitative and Qualitative Disclosure About Market Risk

The Acquired Companies are exposed to market risk, including the effects of adverse changes in commodity prices and interest rates, as described below. The primary objective of the following information is to provide quantitative and qualitative information about the Acquired Companies’ potential exposure to market risks. The term “market risk” refers to the risk of loss arising from adverse changes in commodity prices and interest rates. The disclosures are not meant to be precise indicators of expected future losses but rather indicators of reasonably possible losses.

Oil and Natural Gas Sales—The Acquired Companies’ revenue and cash flows from operations are subject to many variables, the most significant of which is the volatility of commodity prices. Commodity prices are affected by many factors outside of the Acquired Companies’ control, including changes in market supply and demand, which are impacted by global economic factors, pipeline capacity constraints, inventory levels, basis differentials, weather conditions and many other factors. Commodity prices have long been volatile and unpredictable, and the Acquired Companies expect this volatility to continue in the future.

There can be no assurance that commodity prices will not be subject to continued wide fluctuations in the future. A substantial or extended decline in prices could have a material adverse effect on the Acquired Companies’ financial position, results of operations, ability to meet their financing commitments and fund planned capital expenditures and distributions.

Commodity Derivatives—As required under Peak E&P’s Existing Credit Agreement and in order to reduce the impact of fluctuations of commodity prices on the Acquired Companies’ total revenue and other operating income, the Acquired Companies have historically used, and expect to continue to use, commodity derivative instruments, primarily swaps and collars, to hedge price risk associated with a portion of their anticipated production. The Acquired Companies’ hedging instruments allow them to reduce, but not eliminate, the potential effects of the variability in cash flow from operations due to fluctuations in commodity prices and provide increased certainty of cash flows for funding the Acquired Companies’ drilling program and debt service requirements. Commodity derivatives provide only partial price protection against declines in prices and may partially limit the Acquired Companies’ potential gains from future increases in prices. The Acquired Companies do not enter derivative contracts for speculative trading purposes.

Each swap transaction has an established fixed price. When the settlement price is above the fixed price, the Acquired Companies pay their counterparty an amount equal to the difference between the settlement price and the fixed price multiplied by the contract volume. When the settlement price is below the fixed price, the counterparty pays the Acquired Companies an amount equal to the difference between the settlement price and the fixed price multiplied by the contract volume.

Each collar transaction has an established price floor and ceiling. When the settlement price is below the price floor established by these collars, the Acquired Companies receive an amount from their counterparty equal to the difference between the settlement price and the price floor multiplied by the contract volume. When the settlement price is above the price ceiling established by these collars, the Acquired Companies pay their counterparty an amount equal to the difference between the settlement price and the price ceiling multiplied by the contract volume. No payment is received or paid if the settlement price is above the floor price and below the ceiling price.

The Acquired Companies had the following commodity derivative financial instruments outstanding at June 30, 2025 attached hereto as Annex F.

Counterparty and Customer Credit Risk—By using derivative instruments to hedge exposures to changes in commodity prices, the Acquired Companies are exposed to the credit risk of their counterparties. Credit risk is the potential failure of the counterparty to perform under the terms of a contract. When the fair value of a derivative contract is positive, the counterparty is expected to owe the

Acquired Companies, which creates credit risk. To minimize the credit risk in derivative instruments, it is the Acquired Companies’ policy to enter into derivative contracts only with counterparties that are creditworthy financial institutions deemed by management as competent and competitive market makers. The creditworthiness of the Acquired Companies’ counterparties is subject to periodic review. The Acquired Companies believe their counterparties currently represent acceptable credit risks. The Acquired Companies are not required to provide credit support or collateral to their counterparties under current contracts, nor are the counterparties required to provide credit support or collateral to the Acquired Companies.

Substantially all of the Acquired Companies’ revenue and receivables result from oil and natural gas sales to third parties operating in the oil and natural gas industry. The Acquired Companies’ receivables also include amounts owed by joint interest owners in the properties they operate. This concentration of customers and joint interest owners may impact the Acquired Companies’ overall credit risk in that these entities may be affected by changes in commodity prices and economic and other conditions. In the case of joint interest owners, the Acquired Companies often have the ability to withhold future revenue disbursements to recover non-payment of joint interest billings.

Interest Rate Risk

Variable Rate Debt—At June 30, 2025, Peak E&P had $51.2 million of debt outstanding under its Existing Credit Agreement. Assuming no change in the amount outstanding, the impact on interest expense of a 1% increase or decrease in the assumed weighted average interest rate on the Peak E&P’s variable interest debt would be approximately $0.5 million per year based on Peak E&P’s borrowings outstanding at June 30, 2025. The Existing Credit Agreement will be repaid and terminated upon closing the proposed Transaction.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with GAAP requires the Acquired Companies to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates, and changes in these estimates are recorded when known. The accounting estimates and assumptions the Acquired Companies consider to be the most significant to the financial statements are discussed below.

Oil and Natural Gas Accounting—The Acquired Companies utilize the successful efforts method of accounting for their oil and natural gas exploration and development activities, which requires their management’s assessment of the proper designation of wells and associated costs as developmental or exploratory.

Once a well is drilled, the determination that proved reserves have been discovered may take considerable time and requires both judgment and application of industry experience. Development wells are always capitalized. Costs associated with drilling an exploratory well are initially capitalized, or suspended, pending a determination as to whether proved reserves have been found. At the end of each quarter, the Acquired Companies review the status of all suspended exploratory drilling costs to determine whether the costs should continue to remain capitalized or shall be expensed. When making this determination, the Acquired Companies consider current activities, near-term plans for additional exploratory or appraisal drilling and the likelihood of reaching a development program. If the Acquired Companies determine future development activities and the determination of proved reserves are unlikely to occur, the associated suspended exploratory well costs are recorded as dry hole expense and reported in exploration expense in the consolidated statements of operations. Otherwise, the costs of exploratory wells remain capitalized. For the years ended December 31, 2024 and 2023, the Acquired Companies had no suspended exploratory wells costs.

Similar to the evaluation of suspended exploratory well costs, costs for undeveloped leasehold, for which reserves have not been proven, must also be evaluated for continued capitalization or impairment. At the end of each quarter, the Acquired Companies’ management assesses undeveloped leasehold costs for impairment by considering future drilling plans, drilling activity results, commodity price outlooks, planned future sales or expiration of all or a portion of such projects. For each of the years ended December 31, 2024 and 2023, the Acquired Companies allowed certain undeveloped acreage to expire, resulting in abandonment expense as reported in the consolidated statements of operations.

Oil and Natural Gas Reserves—The Acquired Companies’ estimates of proved and proved developed reserves are a major component of their depletion calculations. Additionally, the Acquired Companies’ proved reserves represent the element of these calculations that require the most subjective judgments. Estimates of proved reserves are forecasts based on engineering data, projected future rates of production and the timing of future expenditures. These forecasts rely heavily on historical experience of production results, incurred capital costs, operating expenses and workover experience, among other factors.

The process of estimating oil and natural gas reserves requires substantial judgment, resulting in imprecise determinations, particularly for new discoveries. Different reserve engineers may make different estimates of reserve quantities based on the same data. Third-party petroleum engineers prepare the Acquired Companies’ reserve estimates.

Recently Issued Accounting Pronouncements

A summary of recent accounting pronouncements and the Acquired Companies’ assessment of any expected impact of these pronouncements, if known, is included in notes to the audited consolidated financial statements of the Acquired Companies included elsewhere in this proxy statement.

MANAGEMENT AFTER THE TRANSACTIONS

Following the Closing, the Board is to consist of eight members, including: (a) six existing directors that will remain on the Board, who shall be Jason Stabell (our CEO), John Lovoi, Tracy Stephens, Jason Stankowski, David Winn, Nicola Maddox, and (b) two directors designated by the Sellers or their affiliates, who shall be Jack E. Vaughn and Bryan H. Lawrence, with both Seller designees to be appointed as a member of the Compensation, Nominating, and Corporate Governance Committee (provided that such designees shall be subject to, and comply with, all compliance procedures (including background checks) and qualification and expertise requirements applicable to the Board). The following table sets forth the name, ages and titles of such individuals that have been identified as of the date of this Proxy Statement.

Name	Age	Position
Jason Stabell	51	Chief Executive Officer and Director
John Lovoi	64	Chairman of the Board and Director
Tracy Stephens	65	Director
Jason Stankowski	55	Director
David Winn	63	Director
Nicola Maddox	70	Director
Jack E Vaughn	80	Director
Bryan H Lawrence	83	Director

Jason Stabell has served as chief executive officer and a director for Epsilon Energy Ltd. since July 2022. He has worked in the energy industry since 1998 with a focus on upstream E&P. Most recently he served as President and CEO of Merlon International, LLC, a privately held company with assets in the Western Desert of Egypt and US Gulf Coast which was sold in 2019 to a publicly listed UK company where he served as an advisor until 2021. Previously, he served as CFO and ultimately President of privately held Merlon Petroleum Company, which had assets in the US Gulf Coast and Egypt and was sold in 2006. He has a BA in Economics from Williams College. We believe that Mr. Stabell is qualified to serve as a member of our board of directors as a result of his experience in the natural gas and oil industry.

John Lovoi has been chairman of our board of directors since July 2013. Mr. Lovoi has been the managing partner of JVL Advisors, LLC, a private natural gas and oil investment advisor, since November 2002. He is a Director of Helix Energy Solutions Group, an operator of offshore natural gas and oil properties and production facilities, the Chairman of Innovex International, a leading provider of a broad range of products and services to the global oil and gas industry. We believe that Mr. Lovoi is qualified to serve as a member of our board of directors as a result of his background in investment banking, equity research, and asset management, with an emphasis on the global natural gas and oil practice.

Tracy Stephens has been a director since May 2018. He has also been a member of our Compensation, Nominating and Corporate Governance Committee, and Conflicts Committee since February 2019. He is the founder of Westminster Advisors, a CEO advisory services company, and served as its Chief Executive Officer from January 2018. He was previously employed by Resources Global Professionals, a large business consulting company, from July 2001 to December 2016, and was the Chief Operating Officer the last three years. We believe that Mr. Stephens is qualified to serve as a member of our board of directors as a result of his extensive experience with public companies.

Jason Stankowski has been a director and member of the Audit Committee since January 2021. Mr. Stankowski is the founder and a partner and portfolio manager for Clayton Partners, LLC. He began his career at Prudential Securities in San Francisco and spent eight years in structured finance at CMA Capital Management, where he acted in a number of roles, including specializing in corporate retirement planning, structuring complex investment and financing structures for Fortune 1000 companies. He became designated as a Chartered Financial Analyst in 2003. We believe that Mr. Stankowski is qualified to serve as a member of our board of directors based on his corporate finance and experience in public equity markets.

David Winn has been a director and member of the Audit Committee since January 2021. Mr. Winn recently retired from a 36 year career in public accounting that involved extensive board interaction. From 2003 until July 2020, Mr. Winn was an Audit Partner for Grant Thornton LLP, which is an independent audit, tax, and advisory firm and the U.S. member firm of Grant Thornton International Ltd. During his tenure, Mr. Winn served as audit department head, industry program leader, an engagement partner, quality control reviewer, and was a relationship partner to large clients. Mr. Winn has extensive Securities and Exchange Commission reporting experience with registration statements and annual and quarterly filings. Previously Mr. Winn served as a Director for PricewaterhouseCoopers LLP and previously as a Partner with Arthur Andersen LLP. We believe that Mr. Winn is qualified to serve as a member of our board of directors because of his experience in public accounting and public company reporting.

Nicola Maddox has over forty years’ experience in the oil and gas industry. After receiving her BA in Communications, she was employed by Exxon Minerals starting as an Associate Landman eventually ending in Executive Management positions starting in 1993. She was a co-founder of Centurion Exploration Company in 2004, initially serving as an EVP and then becoming its President, CEO and Chairman of the Board from 2007 to 2009. At Merlon International, LLC, Ms. Maddox was SVP in charge of its Texas subsidiary. She advanced to EVP and ultimately President after Merlon sold its Egyptian subsidiary in 2019. Since 2022, she has been a self-employed energy advisor specializing in contract analysis, strategic planning, and negotiation strategies. We believe that Ms. Maddox is qualified to serve as a member of our board of directors because of his significant industry experience in upstream oil and gas.

Jack E. Vaughn is the founder of Peak E&P and has served as the Chairman of the board of directors and the Chief Executive Officer of Peak E&P since its formation in March 2011. Mr. Vaughn has almost 50 years of experience in the exploration and production industry. From 2002 to 2011, Mr. Vaughn was the Chairman of the board of directors and Chief Executive Officer for three prior iterations of Peak E&P with projects in the Granite Wash in the Texas Panhandle, the Barnett Shale in the Ft. Worth Basin, and in the Bakken Formation in the Williston Basin of North Dakota. Prior to forming Peak E&P, Mr. Vaughn served as the Vice President–Rocky Mountain Division for EnerVest Management Partners Ltd. from 1996 to 2002. Mr. Vaughn also managed a successful San Juan Basin coal bed methane project owned by an EnerVest Management Partners Ltd. and GE Capital Oil & Gas partnership and later sold to Texaco Inc. in November 2001. Before that, Mr. Vaughn was an Executive Project Manager for the Hillman Company Energy Group, where he managed the development of a successful CBM project in the San Juan Basin from 1989 to 2002. Prior to that time, Mr. Vaughn worked as a consultant in drilling and completion operations and project management throughout the Rockies, East Texas, and the Mid-Continent for a number of independents. Mr. Vaughn started his career in 1968 with Amoco Oil Company. Mr. Vaughn also served as member of the board of directors for Bonanza Creek Energy, Inc., the predecessor of Civitas Resources, Inc., from April 2017 until its acquisition by Civitas in April 2021. Mr. Vaughn holds a B.S. in Petroleum Engineering from the University of Texas at Austin.

Bryan H. Lawrence is a founder and managing member Yorktown, which for over 25 years has managed private equity partnerships that have made investments in companies engaged in the energy industry. Mr. Lawrence was employed with the investment firm of Dillon, Read & Co. Inc. (“Dillon Read”) from 1966 to 1997, serving most recently as a Managing Director until Dillon Read merged with SCB Warburg in September 1997. Mr. Lawrence also serves as a director of the following publicly traded companies: Ramaco Resources, Inc., Riley Exploration Permian, Inc., Hallador Energy Company and Kestrel Heat LLC, the general partner of Star Group, L.P., as well as other non-public companies in the energy industry in which Yorktown holds equity interests. Mr. Lawrence is a graduate of Hamilton College and holds an M.B.A. from Columbia University.

Unaudited Pro Forma Condensed Combined Financial Information

On August 11, 2025, Epsilon Energy Ltd. (the “Company” or “Epsilon”) entered into (i) that Membership Interest Purchase Agreement (the “Peak E&P Purchase Agreement”) by and among the Company, Epsilon Energy USA, Inc. (“Epsilon USA”), Peak Exploration & Production, LLC (“Peak E&P”), certain seller signatory thereto, and Yorktown Energy Partners XI, L.P., as representative of such sellers (such sellers and their representatives, collectively, “Yorktown”), and (ii) that Membership Interest Purchase Agreement (the “Peak BLM Purchase Agreement” and together with the Peak E&P Purchase Agreement, the “Purchase Agreements”) by and among the Company, Epsilon USA, Yorktown, and Peak BLM Lease LLC (“Peak BLM”). Subject to the terms and conditions of the Purchase Agreements, Epsilon USA, a wholly owned subsidiary of the Company, will acquire all of the issued and outstanding limited liability company interests of each of Peak E&P and Peak BLM (collectively, together with their respective subsidiaries, the “Acquired Companies”), and as a result the Acquired Companies would become indirect wholly owned subsidiaries of the Company.  The Purchase Agreements are expected to close in the fourth quarter of 2025 subject to customary closing conditions, including obtaining the requisite shareholder approval.

Total consideration payable, estimated as of June 30, 2025, would be $105.4 million, subject to closing and post-closing adjustments. Total consideration, as of June 30, 2025, subject to certain adjustments in the Peak E&P Purchase Agreement, consists of up to 5,800,000 common shares, no par value (“Common Shares”), of the Company at closing. At the Closing, the Company would issue up to 200,000 Common Shares to Yorktown under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, the Company would issue an additional aggregate amount of up to 2,500,000 Common Shares following the Closing. Pro forma for the Transaction, at the Closing if the maximum number of  Common Shares is issued pursuant to the Purchase Agreements, (a) our current shareholders will own approximately 72% of our outstanding Common Shares, on a fully diluted basis, and (b) Yorktown will own approximately 28% of our Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding, on a fully diluted basis, as of the Record Date. If none of the 2,500,000 Common Shares that may be issued to Yorktown following the Closing pursuant to the Peak BLM Purchase Agreement are issued, then (a) our current shareholders will own approximately 79% of our issued and outstanding Common Shares, on a fully diluted basis, in each case based on the number of Common Shares issued and outstanding on a fully diluted basis, as of the Record Date. Additionally, the Company will make a payment of $51.2 million (with proceeds from the Company’s revolving credit facility), which is estimated as of June 30, 2025, to satisfy all indebtedness of Peak E&P.

The Acquired Companies are privately held oil and gas exploration and production companies that operate in the Power River Basin (“PRB”). As of December 31, 2024, the Acquired Companies owned approximately 39,600 net leasehold acres (out of 61,0000 gross acres) in the PRB, primarily in Campbell and Converse Counties, Wyoming. The Acquired Companies’ operations are focused on the development of multiple productive horizons, including the Parkman, Shannon, Turner, Niobrara, and Mowry formations, utilizing advanced horizontal drilling and completion technologies.

The acquisition of the Acquired Companies has been assumed to be accounted for as a business combination in accordance with Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The assets acquired and liabilities assumed would be recorded at their respective fair values as of June 30, 2025. Any transaction costs were assumed to be expensed as incurred in accordance with ASC 805. The unaudited pro forma condensed combined financial statements presented herein have been prepared to reflect the transaction accounting adjustments to Epsilon’s historical condensed consolidated financial information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025 gives effect to the acquisition of the Acquired Companies as if it had been completed on June 30, 2025. The Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2025 and the Year Ended December 31, 2024 give effect to the acquisition of the Acquired Companies as if it had been completed on January 1, 2024. The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Epsilon. These pro forma adjustments are described in more detail in the accompanying notes to the unaudited pro forma condensed combined financial statements. Additional assumptions and estimates underlying the pro forma adjustments are also described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of Epsilon would have been had the acquisition of the Acquired Companies occurred on the dates noted above, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position. Future results may vary significantly from the results reflected because of various factors. In Epsilon’s opinion, all adjustments that are necessary to present fairly the unaudited pro forma condensed combined financial information have been made.

The unaudited pro forma condensed combined financial information does not reflect the benefits of potential cost savings or the costs that may be necessary to achieve such savings, opportunities to increase revenue generation or other factors that may result from the acquisition of the Acquired Companies and, accordingly, does not attempt to predict or suggest future results.

The unaudited pro forma condensed combined financial statements have been developed from and should be read in conjunction with:

•	The audited consolidated financial statements and accompanying notes of Epsilon contained in Epsilon’s Annual Report on Form 10-K for the year ended December 31, 2024;
•	The unaudited consolidated financial statements and accompanying condensed notes contained in Epsilon’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025;
•	The audited consolidated financial statements and related notes of Peak E&P for the year ended December 31, 2024, which are included elsewhere in this proxy statement;
•	The audited consolidated financial statements and related notes of Peak BLM for the year ended December 31, 2024, which are included elsewhere in this proxy statement;
•	The unaudited consolidated financial statements and related notes of Peak E&P as of June 30, 2025 and for the six months ended June 30, 2025, which are included elsewhere in this proxy statement; and
•	The unaudited consolidated financial statements and related notes of Peak BLM as of June 30, 2025 and for the six months ended June 30, 2025, which are included elsewhere in this proxy statement.

Epsilon Energy Ltd.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2025

				Transaction Accounting Adjustments
	Historical			Conforming and		Acquisition		Pro Forma
	Epsilon	Peak BLM	Peak E&P	Reclassifications		Adjustments		Combined
ASSETS
Current assets
Cash and cash equivalents	$ 9,907,653	$ 122,000	$ 5,977,000	$ —		$ 51,150,000	(b)	$ 16,006,653
						(51,150,000)	(b)
Accounts receivable, net	5,496,883	337,000	8,511,000	—		—		14,344,883
Fair value of derivatives	732,528	—	—	668,000	(a)	—		1,400,528
Commodity derivatives	—	—	668,000	(668,000)	(a)	—		—
Prepaid income taxes	—	—	—	—		—		—
Inventories	—	—	98,000	(98,000)	(a)	—		—
Other current assets	396,264	—	—	684,000	(a)	—		1,178,264
				98,000	(a)
Prepaid expenses and other current assets	—	—	684,000	(684,000)	(a)	—		—
Total current assets	16,533,328	459,000	15,938,000	—		—		32,930,328
Non-current assets
Property and equipment:
Oil and gas properties, successful efforts method
Proved properties	197,197,902	—	—	539,316,000	(a)	(539,316,000)	(c)	274,753,588
						76,200,000	(d)
						1,355,686	(e)
Unproved properties	33,496,835	—	—	63,224,000	(a)	(63,224,000)	(c)	74,757,835
						41,261,000	(d)
Accumulated depletion, depreciation, amortization and impairment	(131,899,045)	—	—	(475,717,000)	(a)	475,717,000	(c)	(131,899,045)
Oil and natural gas property and equipment, based on successful efforts method accounting, net	—	19,031,000	107,792,000	(126,823,000)	(a)	—		—
Total oil and gas properties, net	98,795,692	19,031,000	107,792,000	—		(8,006,314)		217,612,378
Gathering system	43,416,065	—	—	4,308,000	(a)	—		47,724,065
Accumulated depletion, depreciation, amortization and impairment	(37,057,605)	—	—	(3,616,000)	(a)	—		(40,673,605)
Total gathering system, net	6,358,460	—	—	692,000		—		7,050,460
Land	637,764	—	—	594,000	(a)	—		1,231,764
Buildings and other property and equipment, net	245,555	—	—	793,000	(a)	—		1,038,555
Other property, plant and equipment, net	—	—	1,387,000	(1,387,000)	(a)	—		—
Total property and equipment, net	106,037,471	19,031,000	109,179,000	692,000		(8,006,314)		226,933,157
Other assets:
Right-of-use assets	—	—	260,000	(260,000)	(a)	—		—
Operating lease right-of-use assets, long term	295,317	—	—	260,000	(a)	—		555,317
Restricted cash	470,000	—	—	—		—		470,000
Commodity derivatives	—	—	736,000	(736,000)	(a)	—		—
Fair value of derivatives	—	—	—	736,000	(a)	—		736,000
Prepaid drilling costs	277,552	—	—	—		—		277,552
Other assets, net	—	—	1,052,000	(692,000)	(a)	—		360,000
Total non-current assets	107,080,340	19,031,000	111,227,000	—		(8,006,314)		229,332,026
Total assets	$123,613,668	$19,490,000	$127,165,000	$ —		$ (8,006,314)		$ 262,262,354

Epsilon Energy Ltd.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2025

				Transaction Accounting Adjustments
	Historical			Conforming and		Acquisition		Pro Forma
	Epsilon	Peak BLM	Peak E&P	Reclassifications		Adjustments		Combined
LIABILITIES AND SHAREHOLDERS'/MEMBER’S EQUITY
Current Liabilities
Accounts payable trade	$ 2,018,533	$ —	$ —	$ 8,777,000	(a)	$ —		$ 10,795,533
Gathering fees payable	1,139,057	—	—	—		—		1,139,057
Royalties payable	1,553,262	—	—	—		—		1,553,262
Income taxes payable	1,596,958	—	—	—		—		1,596,958
Accrued capital expenditures	225,923	—	—	35,000	(a)	—		260,923
Accrued compensation	465,055	—	—	241,000	(a)	—		706,055
Other accrued liabilities	283,540	—	—	2,095,000	(a)	2,500,000	(f)	7,254,540
				2,376,000	(a)
Fair value of derivatives	—	—	—	313,000	(a)	—		313,000
Operating lease liabilities	121,057	—	—	150,000	(a)	—		271,057
Accounts payable and accrued expenses	—	113,000	11,316,000	(241,000)	(a)	—		—
				(35,000)	(a)
				(2,376,000)	(a)
				(8,777,000)	(a)
Oil and natural gas revenue payable	—	—	9,062,000	—		—		9,062,000
Production and ad valorem taxes payable	—	—	2,095,000	(2,095,000)	(a)	—		—
Commodity derivatives	—	—	313,000	(313,000)	(a)	—		—
Current portion of long-term debt	—	—	6,200,000	—		(6,200,000)	(b)	—
Right-of-use liabilities	—	—	150,000	(150,000)	(a)	—		—
Total current liabilities	7,403,385	113,000	29,136,000	—		(3,700,000)		32,952,385
Non-current Liabilities
Asset retirement obligation	3,764,816	50,000	3,011,000	—		(1,705,314)	(e)	5,120,502
Revolving line of credit	—	—	—	—		51,150,000	(b)	51,150,000
Deferred income taxes	11,958,901	—	—	—		(525,000)	(g)	11,433,901
Operating lease liabilities, long term	296,250	—	—	128,000	(a)	—		424,250
Fair value of derivatives	—	—	—	457,000	(a)	—		457,000
Ad valorem taxes	—	—	8,284,000	—		—		8,284,000
Contingent consideration	—	—	—	—		9,945,000	(i)	9,945,000
Commodity derivatives	—	—	457,000	(457,000)	(a)	—		—
Right-of-use liabilities	—	—	128,000	(128,000)	(a)	—		—
Long term debt, net	—	—	43,346,000	—		(43,346,000)	(b)	—
Total non-current liabilities	16,019,967	50,000	55,226,000	—		15,518,686		86,814,653
Total liabilities	23,423,352	163,000	84,362,000	—		11,818,686		119,767,038
Commitments and contingencies
Shareholders'/Member’s Equity
Preferred shares	—	—	—	—		—		—
Common shares	116,081,031	—	—	—		44,280,000	(h)	160,361,031
Additional paid-in capital	12,890,583	—	—	—		—		12,890,583
Accumulated other comprehensive income	9,907,655	—	—	—		—		9,907,655
Preferred equity	—	—	95,886,000	—		(95,886,000)	(c)	—
Common equity	—	57,000,000	242,518,000	—		(299,518,000)	(c)	—
Accumulated deficit	(38,688,953)	(37,673,000)	(295,601,000)	—		334,878,000	(c)	(40,663,953)
						(2,500,000)	(f)
						525,000	(g)
						(1,604,000)	(b)
Total shareholders'/member’s equity	100,190,316	19,327,000	42,803,000	—		(19,825,000)		142,495,316
Total liabilities and shareholders'/member’s equity	$123,613,668	$19,490,000	$127,165,000	$ —		$ (8,006,314)		$ 262,262,354

Epsilon Energy Ltd.
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Six Months Ended June 30, 2025

				Transaction Accounting Adjustments
	Historical			Conforming and		Acquisition		Pro Forma
	Epsilon	Peak BLM	Peak E&P	Reclassifications		Adjustments		Combined
Revenues from contracts with customers:
Gas, oil, NGL and condensate revenue	$ 24,050,518	$ 1,324,000	$ 15,944,000	$ —		$ —		$ 41,318,518
Gas gathering and compression revenue	3,737,355	—	—	—		—		3,737,355
Total revenue	27,787,873	1,324,000	15,944,000	—		—		45,055,873

Operating costs and expenses:
Lease operating expenses	5,218,683	269,000	5,018,000	2,217,000	(a)	—		12,722,683
Gathering system operating expenses	1,166,446	—	—	—		—		1,166,446
Depletion, depreciation, amortization, and accretion	6,677,511	—	—	6,148,000	(a)	(4,358,070)	(b)	8,488,208
				113,000	(a)	(92,233)	(b)
Depletion, depreciation, amortization	—	480,000	5,668,000	(6,148,000)	(a)	—		—
Accretion	—	2,000	111,000	(113,000)	(a)	—		—
Impairment expense	2,676,669	—	—	1,649,000	(a)	—		4,325,669
Production and ad valorem taxes	—	171,000	2,046,000	(2,217,000)	(a)	—		—
Abandonment	—	—	1,649,000	(1,649,000)	(a)	—		—
Impairment of oil and gas properties		29,655,000	18,333,000	—		(47,988,000)	(g)	—
General and administrative expenses:
Stock based compensation expense	771,676	—	—	—		—		771,676
Other general and administrative expenses	3,280,296	—	—	4,858,000	(a)	(288,855)	(h)	7,857,441
General and administrative	—	1,216,000	3,642,000	(4,858,000)	(a)	—		—
Total operating costs and expenses	19,791,281	31,793,000	36,467,000	—		(52,719,158)		35,332,123
Operating income (loss)	7,996,592	(30,469,000)	(20,523,000)	—		52,719,158		9,723,750

Other income (expense):
Interest income	32,546	—	—	—		—		32,546
Interest expense	(32,117)	7,000	(3,742,000)	—		1,772,725	(c)	(1,994,392)
Gain on derivative contracts	1,111,693	—	2,792,000	—		—		3,903,693
Other expense	(33,338)	—	(105,000)	—		—		(138,338)
Loss on sale of assets	—	(2,383,000)	—	—		2,383,000	(i)	—
Other income (expense), net	1,078,784	(2,376,000)	(1,055,000)	—		4,155,725		1,803,509

Net income (loss) before income tax expense (benefit)	9,075,376	(32,845,000)	(21,578,000)	—		56,874,883		11,527,259
Income tax expense	3,507,881	—	—	—		514,895	(d)	4,022,776
NET INCOME (LOSS)	$ 5,567,495	$ (32,845,000)	$ (21,578,000)	$ —		$ 56,359,987		$ 7,504,482

Net income per share, basic	$ 0.25					$ 0.02	(e)	$ 0.27
Net income per share, diluted	$ 0.25					$ 0.02	(e)	$ 0.27
Weighted average number of shares outstanding, basic	22,013,062					6,000,000	(e)	28,013,062
Weighted average number of shares outstanding, diluted	22,155,629					6,000,000	(e)	28,155,629

Epsilon Energy Ltd.
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Year Ended December 31, 2024

				Transaction Accounting Adjustments
	Historical			Conforming and		Acquisition		Pro Forma
	Epsilon	Peak BLM	Peak E&P	Reclassifications		Adjustments		Combined
Revenues from contracts with customers:
Gas, oil, NGL and condensate revenue	$ 25,998,712	$ 3,504,000	$ 41,740,000	$ —		$ —		$ 71,242,712
Gas gathering and compression revenue	5,524,063	—	—	—		—		5,524,063
Total revenue	31,522,775	3,504,000	41,740,000	—		—		76,766,775
Operating costs and expenses:
Lease operating expenses	7,264,824	740,000	11,750,000	5,917,000	(a)	—		25,671,824
Gathering system operating expenses	2,265,190	—	—	—		—		2,265,190
Depletion, depreciation, amortization, and accretion	10,185,119	—	—	228,000	(a)	(9,522,349)	(b)	14,341,839
				13,596,000	(a)	(144,931)	(b)
Depletion, depreciation, amortization	—	1,413,000	12,183,000	(13,596,000)	(a)	—		—
Accretion expense	—	5,000	223,000	(228,000)	(a)	—		—
Impairment expense	1,450,076	—	—	7,118,000	(a)	—		8,568,076
Production and ad valorem taxes	—	464,000	5,453,000	(5,917,000)	(a)	—		—
Abandonment	—	886,000	6,232,000	(7,118,000)	(a)	—		—
General and administrative expenses:
Stock based compensation expense	1,244,416	—	—	—		—		1,244,416
Other general and administrative expenses	5,688,714	—	—	9,747,000	(a)	2,500,000	(f)	16,348,423
						(1,587,291)	(h)
General and administrative	—	2,835,000	6,912,000	(9,747,000)	(a)	—		—
Total operating costs and expenses	28,098,339	6,343,000	42,753,000	—		(8,754,571)		68,439,768
Operating income (loss)	3,424,436	(2,839,000)	(1,013,000)	—		8,754,571		8,327,007

Other income (expense):
Interest income	493,277	38,000	—	—		—		531,277
Interest expense	(46,400)	—	(8,630,000)	—		4,691,450	(c)	(3,984,950)
Loss on derivative contracts	(391,147)	—	(2,128,000)	—		—		(2,519,147)
Other income	76,727	317,000	480,000	—		—		873,727
Loss on sale of assets	—	—	(301,000)	—		301,000	(i)	—
Other income (expense), net	132,457	355,000	(10,579,000)			4,992,450		(5,099,093)

Net income (loss) before income tax expense (benefit)	3,556,893	(2,484,000)	(11,592,000)	—		13,747,021		3,227,914
Income tax expense (benefit)	1,629,093	—	—	—		(69,086)	(d)	1,560,007
NET INCOME (LOSS)	$ 1,927,800	$ (2,484,000)	$ (11,592,000)	$ —		$ 13,816,106		$ 1,667,906

Net income (loss) per share, basic	$ 0.09					$ (0.03)	(e)	$ 0.06
Net income (loss) per share, diluted	$ 0.09					$ (0.03)	(e)	$ 0.06
Weighted average number of shares outstanding, basic	21,930,277					6,000,000	(e)	27,930,277
Weighted average number of shares outstanding, diluted	21,930,277					6,000,000	(e)	27,930,277

Epsilon Energy Ltd.

Notes to Unaudited Pro Forma Condensed Combined Financial Information

1.	Basis of Presentation

The accompanying unaudited pro forma condensed combined financial statements were prepared based on the historical consolidated financial statements of Epsilon and the historical consolidated financial statements of Peak E&P and Peak BLM.  The acquisition of the Acquired Companies has been assumed to be accounted for as a business combination in accordance with ASC 805.  The assets acquired and liabilities assumed are estimated at their respective fair values as of June 30, 2025. Any transaction costs were assumed to be expensed as incurred in accordance with ASC 805.

The Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2025 and the Year Ended December 31, 2024 were prepared assuming the acquisition of the Acquired Companies occurred on January 1, 2024. The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025 was prepared as if the acquisition of the Acquired Companies had occurred on June 30, 2025. These pro forma adjustments are described in more detail in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of Epsilon would have been had the acquisition of the Acquired Companies occurred on the dates noted above, nor are they indicative of future consolidated results of operations or consolidated financial position. Future results may vary significantly from the results reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations. In Epsilon’s opinion, all adjustments that are necessary to fairly present the unaudited pro forma condensed combined financial information have been made.

2.	Consideration and Purchase Price Allocation

The preliminary allocation of the total purchase price is based upon management’s estimates of, and assumptions related to, the fair value of assets to be acquired and liabilities to be assumed as of June 30, 2025 using currently available information and market data. Because the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates and is therefore incomplete, the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein. The purchase price allocation will be finalized after closing has occurred, post-closing adjustments are determined, and the final valuation of assets acquired and liabilities assumed has been completed.

The preliminary purchase price allocation is subject to change due to several factors, including but not limited to:

•	Changes in the value of the Common Shares up to the closing date, which could significantly change the preliminary amount of consideration transferred used in these unaudited pro forma condensed combined financial statements;
•	Changes to Epsilon’s assessment as to whether, under ASC 805, the acquisition of the Acquired Companies represents a business combination or asset acquisition, along with changes in estimated direct transaction costs, which could significantly change the preliminary allocation of value to assets acquired and liabilities assumed in these unaudited pro forma condensed combined financial statements;
•	Changes in the identified oil and gas properties, specifically related to unevaluated properties not being depleted, which could significantly change the amount of pro forma depletion expense used in these unaudited pro forma condensed combined financial statements;
•	Changes in the estimated fair value of assets acquired and liabilities assumed as of the closing date, which could result from changes in future oil and natural gas commodity prices, reserve estimates, interest rates, as well as other factors, which could significantly change the preliminary values assigned to the assets acquired in these unaudited pro forma condensed combined financial statements; and
•	Changes in the amount of contingent consideration due to the fluctuations in value of the Common Shares, along with the changes in the classification of such contingent consideration, which could significantly change the preliminary value and classification of such contingent consideration used in these unaudited pro forma condensed combined financial statements.

The estimated consideration transferred and the fair value of assets acquired and liabilities assumed by Epsilon, as of June 30, 2025, are as follows:

Consideration:
Common Shares to be issued	6,000,000
Common Share price at June 30, 2025	$7.38
Common Shares consideration	$44,280,000
Contingent consideration	9,945,000
Repayment of indebtedness of Peak E&P	51,150,000
Total consideration	$105,375,000

Fair value of assets acquired:
Cash and cash equivalents	$6,099,000
Accounts receivable, net	8,848,000
Fair value of derivatives, current	668,000
Other assets, current	782,000
Oil and gas properties	118,816,686
Other property and equipment	2,079,000
Fair value of derivatives, non-current	736,000
Other assets, non-current	620,000
Amounts attributable to assets acquired	$138,648,686

Fair value of liabilities assumed:
Accounts payable trade	$8,777,000
Accrued capital expenditures	35,000
Accrued compensation	241,000
Oil and natural gas revenue payable	9,062,000
Other accrued liabilities	4,471,000
Fair value of derivatives, current	313,000
Operating lease liabilities, current	150,000
Asset retirement obligation	1,355,686
Fair value of derivatives, non-current	457,000
Operating lease liabilities, non-current	128,000
Other liabilities, non-current	8,284,000
Amounts attributable to liabilities assumed	$33,273,686

Total identifiable net assets	$105,375,000

Epsilon believes that a 20 percent fluctuation in the market price of its Common Shares is reasonably possible based upon historical price fluctuations. The following table shows the effect of changes in the Common Share price and the resulting impact on total consideration:

Change in Price of Epsilon Common Shares	Epsilon Common Share Price	Estimated Total Consideration
Increase of 10%	$ 8.12	$ 110,689,000
Increase of 20%	$ 8.86	$ 116,002,600
Decrease of 10%	$ 6.64	$ 100,061,800
Decrease of 20%	$ 5.90	$ 94,748,200

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair value of oil and gas properties and asset retirement obligations were measured using the discounted cash flow technique of valuation.

Significant unobservable inputs included future commodity prices adjusted for differentials, projections of estimated quantities of recoverable reserves, forecasted production based on decline curve analysis, estimated timing and amount of future operating and development costs, and a weighted average cost of capital.

3.	Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Operations

The unaudited pro forma condensed combined financial information has been compiled in a manner consistent with the accounting policies adopted by Epsilon. Actual results may differ materially from the assumptions and estimates contained herein.

The pro forma adjustments are based on currently available information and certain estimates and assumptions that Epsilon believes provide a reasonable basis for presenting the significant effects of the acquisition of the Acquired Companies. General descriptions of the pro forma adjustments are provided below.

Unaudited Pro Forma Condensed Combined Balance Sheet

The following adjustments were made in the preparation of the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025:

(a)	Adjustments necessary to reclassify various assets and liabilities to conform to the presentation of Epsilon.
(b)	As a closing condition to consummate the acquisition of the Acquired Companies, Epsilon will be required to repay the outstanding debt of Peak E&P of $51.2 million. Epsilon will draw down on its revolving line of credit in order to repay the outstanding debt of Peak E&P. The outstanding debt of Peak E&P includes $1.6 million of unamortized debt issuance costs, which will be written off by Peak E&P and is shown as a charge against accumulated deficit.
(c)	Adjustments necessary to remove the historical book basis of proved property, unproved property, accumulated depreciation, depletion, amortization and impairment as well as the historical book basis of member’s equity of the Acquired Companies.
(d)	Adjustments necessary to reflect the estimated fair value of proved and unproved oil and natural gas properties. The fair value of proved oil and natural gas properties was estimated using a discounted cash flow approach and strip oil and natural gas prices as of June 30, 2025.
(e)	Adjustments necessary to reflect the estimated fair value of asset retirement obligations assumed as of June 30, 2025. The fair value of asset retirement obligations was estimated using assumptions consistent with those of Epsilon, including a credit-adjusted risk-free rate of 8.25%, an inflation rate of 2.0%, a 35 year well life and a reclamation cost of $0.2 million per well.
(f)	Adjustment necessary to reflect estimated direct costs for the acquisition of the Acquired Companies expected to be incurred subsequent to June 30, 2025. These estimated direct costs will be incurred during the latter part of 2025 and early 2026 and have been retrospectively reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as though incurred and payable at June 30, 2025.
(g)	Adjustment necessary to tax effect the estimated direct costs for the acquisition of the Acquired Companies expected to be incurred subsequent to June 30, 2025. The tax effect was calculated using the statutory rate of 21.0%.
(h)	Adjustment necessary to reflect the issuance of 6,000,000 Common Shares, based on the June 30, 2025 closing price of $7.38 per Common Share.
(i)	Under the Peak BLM Purchase Agreement and, subject to the conditions of the Peak BLM Purchase Agreement, Epsilon would issue an additional aggregate amount of up to 2,500,000 Common Shares following the Closing, subject to those conditions being satisfied (or in the case the conditions are not satisfied by year-end 2027, an optional cash payment of $6.5 million in lieu of additional Common Shares). The contingent consideration liability was measured using a probability-weighted discounted cash flow approach. Key inputs to the valuation included management’s estimates regarding the timing and likelihood of the Resolution Date, Common Share price as of June 30, 2025 of $7.38, and a credit-adjusted discount rate of 7.1%.

Unaudited Pro Forma Condensed Combined Statements of Operations

The following adjustments were made in the preparation of the Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2025 and the Year Ended December 31, 2024:

(a)	Adjustments necessary to reclassify various expenses to conform to the presentation of Epsilon.
(b)	Adjustments necessary to depreciation, depletion, and amortization expense resulting from the change in basis of property and equipment acquired and accretion expense from new asset retirement obligations recognized as a result of the acquisition of the Acquired Companies. The depletion adjustment was calculated using the unit-of-production method under the successful efforts method of accounting using estimated proved reserves and production volumes attributable to the Acquired Companies.
(c)	Adjustment necessary to reflect the estimated interest expense in the period presented with respect to the incremental borrowings to finance the acquisition of the Acquired Companies. The interest rate utilized as of June 30, 2025 was

7.7% per annum. A one-eighth point change in interest rates as of June 30, 2025 would change interest expense by $0.1 million for the six months ended June 30, 2025 and the year ended December 31, 2024.
(d)	Adjustment necessary to reflect estimated income taxes from the operations of the Acquired Companies. Income taxes were estimated by applying the statutory rate of 21.0% to pre-tax income of the operations of the Acquired Companies and to the transaction accounting adjustments.
(e)	The following table reconciles historical and pro forma basic and diluted earnings per share for the period indicated:

	For the Six Months Ended June 30, 2025		For the Year Ended December 31, 2024
	Historical	Pro Forma	Historical	Pro Forma
Net income	$5,567,495	$7,504,482	$1,927,800	$1,667,906

Common Shares:
Common Shares outstanding — basic	22,013,062	28,013,062	21,930,277	27,930,277
Dilutive effect of potential Common Shares	142,567	142,567	—	—
Common Shares outstanding — diluted	22,155,629	28,155,629	21,930,277	27,930,277

Net earnings per share:
Basic	$0.25	$0.27	$0.09	$0.06
Diluted	$0.25	$0.27	$0.09	$0.06

(f)Adjustment necessary to reflect estimated direct costs expected to be incurred subsequent to June 30, 2025 for the acquisition of the Acquired Companies. These estimated direct costs will be incurred during the latter part of 2025 and early 2026 and have been retrospectively reflected in the Unaudited Pro Forma Condensed Combined Statements of Operations as though incurred for the year ended December 31, 2024.
(g)Adjustment necessary to remove impairments during the six months ended June 30, 2025. The Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2025, assumes the acquisition of the Acquired Companies occurred on January 1, 2024 and the acquired assets are recorded at their respective fair values, including oil and gas properties.
(h)Adjustment necessary to remove certain non-recurring general and administrative costs of the Acquired Companies. During the six months ended June 30, 2025 and the year ended December 31, 2024, the Acquired Companies incurred various non-recurring costs in preparation for an initial public offering. These costs included legal, accounting, consulting, engineering and other associated costs.  Such amounts represent non-recurring costs that will not impact the ongoing operations of the Acquired Companies.
(i)Adjustment necessary to remove losses on the sale of certain assets during the six months ended June 30, 2025 and the year ended December 31, 2024.  The Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months ended June 30, 2025 and the Year Ended December 31, 2024, assumes the acquisition of the Acquired Companies occurred on January 1, 2024 and the acquired assets are recorded at their respective fair values, including oil and gas properties and other property, plant and equipment.

4.	Supplemental Unaudited Pro Forma Combined Oil and Natural Gas Reserves and Standardized Measure Information

The following tables set forth information with respect to the historical and pro forma combined estimated oil and natural gas reserves as of December 31, 2024 for Epsilon, Peak BLM and Peak E&P. The reserve information of Epsilon has been prepared by DeGolyer and MacNaughton, independent petroleum engineers. Peak BLM and Peak E&P reserve information has been prepared by Cawley, Gillespie and Associates, Inc., independent petroleum engineers. The following unaudited pro forma combined proved reserve information is not necessarily indicative of the results that might have occurred had the acquisition of the Acquired Companies taken place on January 1, 2024, nor is it intended to be a projection of future results. The accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Periodic revisions or removals of estimated reserves and future cash flows may be necessary as a result of a number of factors, including reservoir performance, new drilling, crude oil and natural gas prices, changes in costs, technological advances, new geological or geophysical data, changes in business strategies, or other economic factors. Accordingly, proved reserve estimates may differ significantly from the quantities of crude oil and natural gas ultimately recovered. For Epsilon, Peak BLM and Peak E&P, the reserve estimates shown below were determined using the average first day of the month price for each of the preceding twelve months for oil and natural gas for the year ended December 31, 2024.

ESTIMATED OIL AND NATURAL GAS RESERVES
	As of December 31, 2024
	Epsilon	Peak BLM	Peak E&P	Pro Forma Combined
Natural Gas (MMcf)
Net proved reserves at December 31, 2023	65,915	953	28,235	95,103
Revisions of previous estimates	8,157	717	(2,853)	6,021
Acquisitions	1,471	1,003	387	2,861
Extensions	—	945	9,592	10,537
Divestitures	—	(387)	(1,004)	(1,391)
Production	(6,142)	(211)	(2,323)	(8,676)
Net proved reserves at December 31, 2024	69,401	3,020	32,034	104,455
Natural Gas Liquids (MBbl) (2)
Net proved reserves at December 31, 2023	383	—	—	383
Revisions of previous estimates	88	—	—	88
Acquisitions	475	—	—	475
Extensions	—	—	—	—
Divestitures	—	—	—	—
Production	(69)	—	—	(69)
Net proved reserves at December 31, 2024	877	—	—	877
Oil and Condensate (MBbl)
Net proved reserves at December 31, 2023	341	274	5,011	5,626
Revisions of previous estimates	223	14	(459)	(222)
Acquisitions	1,192	48	19	1,259
Extensions	—	202	1,117	1,319
Divestitures	—	(19)	(48)	(67)
Production	(184)	(43)	(507)	(734)
Net proved reserves at December 31, 2024	1,572	476	5,133	7,181
Total Company (Mmcfe) (1)
Net proved reserves at December 31, 2023	70,262	2,597	58,301	131,160
Revisions of previous estimates	10,022	801	(5,606)	5,217
Acquisitions	11,473	1,291	501	13,265
Extensions	—	2,157	16,294	18,451
Divestitures	—	(501)	(1,291)	(1,792)
Production	(7,660)	(469)	(5,365)	(13,494)
Net proved reserves at December 31, 2024	84,097	5,876	62,834	152,807

(1) Assumes a ratio of 1 bbl of oil per 6 Mcfe.

(2) Peak E&P and Peak BLM reserve quantities are shown in two streams, with natural gas liquids included with natural gas.

ESTIMATED OIL AND NATURAL GAS RESERVES
	As of December 31, 2024
	Epsilon	Peak BLM	Peak E&P	Pro Forma Combined
Proved developed reserves:
Oil (MBbl)	847	274	3,562	4,683
Natural Gas (MMcf)	56,851	2,075	18,283	77,209
Natural gas liquids (MBbl) (2)	490	—	—	490
Total proved developed reserves (Mmcfe)(1)	64,872	3,720	39,657	108,249
Proved undeveloped reserves:
Oil (MBbl)	725	202	1,571	2,498
Natural Gas (MMcf)	12,550	945	13,751	27,246
Natural gas liquids (MBbl) (2)	387	—	—	387
Total proved undeveloped reserves (Mmcfe)(1)	19,225	2,156	23,177	44,558

ESTIMATED OIL AND NATURAL GAS RESERVES
	As of December 31, 2023
	Epsilon	Peak BLM	Peak E&P	Pro Forma Combined
Proved developed reserves:
Oil (MBbl)	272	274	4,306	4,852
Natural Gas (MMcf)	47,555	953	20,374	68,882
Natural gas liquids (MBbl) (2)	249	—	—	249
Total proved developed reserves (Mmcfe)(1)	50,681	2,597	46,210	99,488
Proved undeveloped reserves:
Oil (MBbl)	69	—	705	774
Natural Gas (MMcf)	18,361	—	7,861	26,222
Natural gas liquids (MBbl) (2)	134	—	—	134
Total proved undeveloped reserves (Mmcfe)(1)	19,579	—	12,091	31,670

(1) Assumes a ratio of 1 bbl of oil per 6 Mcfe.

(2) Peak E&P and Peak BLM reserve quantities are shown in two streams, with natural gas liquids included with natural gas.

The following table presents the Standardized Measure of Discounted Future Net Cash Flows (as defined by FASB Accounting Standards Codification 932) relating to the proved crude oil and natural gas reserves of Epsilon and of the Acquired Companies on a pro forma combined basis as of December 31, 2024. The Pro Forma Combined Standardized Measure shown below represents estimates only and should not be construed as the market value of either Epsilon’s crude oil and natural gas reserves or the crude oil and natural gas reserves attributable to the Acquired Companies.

STANDARDIZED MEASURE OF DISCOUNTED FUTURE CASH FLOWS
	As of December 31, 2024
	Epsilon	Peak BLM	Peak E&P	Transaction Adjustments		Pro Forma Combined

Future cash inflows	$ 248,266,584	$ 41,000,900	$ 441,235,616	$ —		$ 730,503,100
Future production costs	(109,070,217)	(17,976,409)	(208,937,432)	—		(335,984,058)
Future development costs	(31,461,723)	(4,633,644)	(55,168,825)	—		(91,264,190)
Future income tax expense	(18,611,204)	—	—	(19,267,334)	(a)	(37,878,538)
Future net cash flows (undiscounted)	89,123,440	18,390,847	177,129,359	(19,267,334)		265,376,314
10% annual discount for estimated timing of cash flows	(38,466,846)	(8,850,431)	(84,035,064)	8,439,101	(a)	(122,913,240)
Standardized measure of discounted future net cash flows	$ 50,656,595	$ 9,540,416	$ 93,094,295	$ (10,828,233)		$ 142,463,073

(a)	Transaction adjustments represent the estimated effect of income taxes on the undiscounted and discounted future net cash flows associated with Peak BLM and Peak E&P.

The following table sets forth the changes in the Standardized Measure of discounted future net cash flows attributable to estimated net proved crude oil and natural gas reserves of Epsilon and the Acquired Companies on a pro forma combined basis for the year ending December 31, 2024:

CHANGES IN STANDARDIZED MEASURE OF DISCOUNTED FUTURE NET CASH FLOWS
	For the Year Ended December 31, 2024
	Epsilon	Peak BLM	Peak E & P	Transaction Adjustments		Pro Forma Combined
Beginning of year	$ 32,972,908	$ 7,471,670	$ 115,563,752	$ (13,034,672)	(a)	$ 142,973,658
Revenue less production and other costs	(17,599,243)	(2,357,423)	(24,537,391)	—		(44,494,057)
Changes in price, net of production costs	(3,339,422)	(1,313,485)	(8,637,392)	—		(13,290,299)
Development costs incurred	14,319,839	(20,030)	—	—		14,299,809
Net changes in future development costs	(26,549,734)	664,820	5,760,297	—		(20,124,617)
Revisions of previous quantity estimates	6,014,458	1,350,685	(12,343,143)	—		(4,978,000)
Accretion of discount	3,742,998	747,167	11,556,375	1,303,467	(a)	17,350,007
Net change in income taxes	(3,647,700)	—	—	902,972	(a)	(2,744,728)
Purchases of reserves in place	40,846,884	1,457,831	572,562	—		42,877,277
Extensions	—	2,180,312	11,602,891	—		13,783,203
Sale of reserves in place	—	(572,562)	(1,457,831)	—		(2,030,393)
Timing differences and other technical revisions	3,895,607	(68,569)	(4,985,825)	—		(1,158,787)
End of year	$ 50,656,595	$ 9,540,416	$ 93,094,295	$ (10,828,233)		$ 142,463,073

(a)	Transaction adjustments represent the estimated effect of income taxes on the undiscounted and discounted future net cash flows associated with Peak BLM and Peak E&P.

PRICE RANGE OF SECURITIES

Epsilon Energy Ltd.

Epsilon’s Common Shares trade on NASDAQ under the symbol “EPSN.” Historical market price information is publicly available.

The Acquired Companies.

Historical market price information regarding the Acquired Companies is not provided because there is no public market for their respective securities. For information about distributions paid by the Acquired Companies to their respective equity holders, please see the section entitled “Management’s Discussion and Analysis of the Acquired Companies.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, as of [•], 2025, the beneficial ownership of our Common Shares that are owned by:

•	each person known by us to be a beneficial owner of more than 5% of our outstanding Common Shares;
•	each director and person anticipated to be appointed as a director at Closing;
•	each executive officer; and
•	all executive officers and current directors as a group.

We have prepared the table and the related notes based on information provided in the most recent Section 16 filing or Schedule 13D filed by such person. We have not sought to verify such information. The number of shares beneficially owned by a person includes Common Shares underlying warrants, stock options, restricted stock units, and any other derivative securities to acquire common stock held by that person that are currently exercisable or convertible within 60 days after the Record Date Statement. The shares issuable under any such securities are treated as outstanding for computing the percentage ownership of the person holding these securities, but are not treated as outstanding for the purposes of computing the percentage ownership of any other person.

The beneficial ownership percentages are based on [●] shares of our Common Shares outstanding as of [•], 2025, the Record Date.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Common Shares beneficially owned by them.

	Number of	Percentage of
	Common	Common
Name of Beneficial Owner	Shares	Shares Owned
5% Shareholders:
Solas Capital Management LLC (1)	3,768,467	17.12%
Jumana Capital Investments LLC (2)	1,896,574	8.62%
Directors and Officers:
Jason Stabell (3)	622,198	*	%
Henry Clanton (4)	80,611	*	%
Andrew Williamson (5)	98,302	*	%
John Lovoi (6)	284,979	*	%
Tracy Stephens (7)	61,801	*	%
David Winn (8)	32,901	*	%
Jason Stankowski (9)	363,396	*	%
Nicola Maddox (10)	10,361	*	%
Jack E Vaughn (11)	—	*	%
Bryan H Lawrence (12)	—	*	%
Glen E Christiansen (13)	—	*	%
Justin Vaughn (14)	—	*	%
All executive officers,directors, and director nominees as a group (12 persons)	1,554,549	7.05%

*Less than 5%

(1)	The address of Solas Capital Management, LLC is 1063 Post Rd., 2nd Floor, Darien, Connecticut 06820. Pursuant to a Schedule 13G filed with the SEC on February 14, 2024, Solas Capital Management, LLC (“Solas”) and Frederick Tucker Golden share voting and dispositive power with respect to these common shares. All of the securities reported are owned by advisory clients of Solas, none of which is a beneficial owner of more than 5% as of July 14, 2020.

(2)	The address of Jumana Capital Investments LLC is 1717 St. James Place, Suite 335, Houston, Texas 77056. Christopher Martin is the managing of Jumana Capital and exercises the voting and dispositive power with respect to the common shares held by Jumana Capital.

(3)	Mr. Stabell is our chief executive officer and a member of our board of directors.

(4)	Mr. Clanton is our chief operating officer.

(5)	Mr. Williamson is our chief financial officer.

(6)	Mr. Lovoi is the chairman of our board of directors and is the managing member of JVL Advisors, LLC.

(7)	Mr. Stephens is a member of our board of directors.

(8)	Mr. Winn is a member of our board of directors.

(9)	Mr. Stankowski is a member of our board of directors.

(10)	Ms. Maddox is a member of our board of directors.

(11)	Mr. Vaughn will become a member of our board of directors, upon the Closing of the Transactions.

(12)	Mr. Lawrence will become a member of our board of directors, upon the Closing of the Transactions.

(13)	Mr. Christiansen will become a senior vice president, upon the Closing of the Transactions.

(14)	Mr. Vaughn will become a senior vice president, upon the Closing of the Transactions.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of our Common Shares in connection with the Transactions.

HOUSEHOLDING INFORMATION

Shareholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such shareholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other shareholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Epsilon Energy Ltd., Attention: Secretary, 500 Dallas St., Suite 1250, Houston, Texas 77002, or upon oral request made by calling us at the phone number (281) 670-0002. Our proxy materials are also available on the Investor Center section of our website at http://www.epsilonenergyltd.com/investor-center. Furthermore, upon written or oral request by any person to whom a proxy statement is delivered, if a document is incorporated herein by reference but not included in the proxy materials is so requested, we will undertake to provide the requested materials, without charge, by first class mail or other equally prompt means, within one business day after receiving such request, excluding exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates. Please address these requests to 500 Dallas St., Suite 1250, Houston, Texas 77002, Attention: Secretary. You may also call us with this request at the phone number (281) 670-0002.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Computershare Trust Company of Canada.

SUBMISSION OF SHAREHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting.

OTHER MATTERS

We provide shareholders with the opportunity, under certain circumstances and consistent with SEC rules, to participate in the governance of Epsilon by submitting proposals for consideration at our annual meetings of shareholders. Proposals from shareholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act. For a proposal to be included in our proxy statement and proxy card for our 2026 Annual General Meeting of Shareholders, such proposal must comply with Rule 14a-8 and must be received by us in no later than December 18, 2025. Shareholders may also use the procedures under the ABCA to submit a proposal. Under the ABCA, in addition to other requirements, the deadline to submit a proposal that a shareholder wishes to include in the Corporation’s proxy materials for our 2026 Annual General Meeting of Shareholders must be received by no later than 90 days before the anniversary date of the 2025 Annual General Meeting of Shareholders, or by no later than February 20, 2026.

Additionally, if our 2026 Annual General Meeting of Shareholders is held within thirty days of May 21, 2026, any shareholder proposal or director nomination for our 2026 Annual General Meeting of Shareholders that is intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered “timely” if it is received by us no less than 90 days nor more than 120 days prior to the day of the meeting, or between January 21, 2026 and the close of business on February 20, 2026. An untimely proposal may not be brought before or considered at our 2026 Annual General Meeting of Shareholders. Any notice of director nomination submitted to us other than through proxy access must include the additional information required by Rule 14-8(b) under the Exchange Act.

All shareholder proposals and director nominations must be addressed to the attention of our Secretary at 500 Dallas St., Suite 1250, Houston, Texas 77002. The chairman of our 2026 Annual Meeting may refuse to acknowledge the introduction of any shareholder proposal or director nomination not made in compliance with the foregoing procedures.

WHERE YOU CAN FIND ADDITIONAL INFORMATION; INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our 2024 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2024, is available on our website at https://epsilonenergyltd.com/sec-filings/. Financial information relating to the Company is provided in the Company’s audited consolidated financial statements and MD&A as at and for the year ended December 31, 2024. Copies of this Proxy Statement, the Company’s Annual Report (on Form 10-K) which contains the consolidated financial statements, MD&A and the Auditors’ Report thereon for the Company’s most recently completed financial year, any interim consolidated financial statements of the Company subsequent to those statements contained in the Annual Report, as filed with the applicable Canadian regulatory authorities, are available on SEDAR at www.sedarplus.ca, or as filed with the SEC, are available on EDGAR at www.sec.gov, and may also be obtained without charge by writing to the Company. Additional information relating to the Company may also be found at www.sedarplus.ca and www.sec.gov, respectively.

Otherwise, please call (281) 670-0002 to request that a copy of our 2024 Annual Report on Form 10-K be sent to you without charge. You may also request a free copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, by writing to Computershare Investor Services Inc., 320 Bay Street, 14th Floor, Toronto, ON M5H 4A6.

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information about Epsilon by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Proxy Statement. This Proxy Statement incorporates by reference the documents and reports listed below (other than portions of these documents that are deemed to have been furnished and not filed):

•	our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 19, 2025;

•	our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the SEC on May 14, 2025, for the fiscal quarter ended June 30, 2025, filed with the SEC on August 13, 2025; and

•	our Current Reports on Form 8-K (in all cases other than information furnished rather than filed pursuant to any Form 8-K) filed with the SEC on February 13, 2025, May 22, 2025, and August 13, 2025.

We also incorporate by reference the information contained in all other documents we file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (other than portions of these documents that are deemed to have been furnished and not filed in accordance with SEC rules, including current reports on Form 8-K furnished under Item 2.02 and Item 7.01 (including any financial statements of exhibits relating thereto furnished pursuant to Item 9.01)) after the date of this Proxy Statement and prior to the date of the Special Meeting. The information contained in any such document will be considered part of this Proxy Statement from the date the document is filed with the SEC.

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the Transactions or the proposals to be presented at the Special Meeting, you should contact us at the following address, telephone number or email address:

Epsilon Energy Ltd.

500 Dallas Street, Ste. 1250

Houston, Texas 77002

281-670-0002

Attention: AeRayna Flores

If you are a shareholder of Epsilon and would like to request documents, please do so no later than five business days prior to the Special Meeting in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this Proxy Statement relating to Epsilon has been supplied by us, and all such information relating to the Acquired Companies has been supplied by the Acquired Companies. Information provided by either Epsilon or the Acquired Companies does not constitute any representation, estimate or projection of any other party.

This document is a Proxy Statement of Epsilon for the Special Meeting. We have not authorized anyone to give any information or make any representation about the Transactions, Epsilon or the Acquired Companies that is different from, or in addition to, that contained in this Proxy Statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this Proxy Statement speaks only as of the date of this Proxy Statement, unless the information specifically indicates that another date applies.

Peak BLM Lease LLC and Subsidiary

Consolidated Financial Statements
and Independent Auditors Report
December 31, 2024 and 2023

PEAK BLM LEASE LLC AND SUBSIDIARY

Report of Independent Auditors

The Board of Managers and Members of
Peak BLM Lease LLC and Subsidiary

Report on the Audit of the Financial Statements

Opinion

We have audited the consolidated financial statements of Peak BLM Lease LLC and Subsidiary, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Peak BLM Lease LLC and Subsidiary, as of December 31, 2024 and 2023, and the results of their operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Peak BLM Lease LLC and Subsidiary and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Peak BLM Lease LLC and Subsidiary’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Peak BLM Lease LLC and Subsidiary’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Peak BLM Lease LLC and Subsidiary’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The Supplemental Oil and Natural Gas Information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated financial statements as a whole.

Denver, Colorado

April 10, 2025

PEAK BLM LEASE LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$337	$3,677
Accounts receivable, net	792	690
Prepaid expenses and other current assets	7	610
Total current assets	1,136	4,977
Oil and natural gas property and equipment, based on successful efforts method of accounting, net	51,962	49,883
Total assets	$53,098	$54,860
LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable and accrued expenses	$865	$154
Total current liabilities	865	154
Other noncurrent liabilities:
Asset retirement obligation	61	50
Total other noncurrent liabilities	61	50
Total liabilities	926	204
Commitments and contingencies
Member’s equity:
Member’s equity	57,000	57,000
Accumulated deficit	(4,828)	(2,344)
Total member’s equity	52,172	54,656
Total liabilities and member’s equity	$53,098	$54,860

The accompanying notes are an integral part of these consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year Ended December 31,
	2024	2023
REVENUES:
Oil and natural gas sales, net	$3,504	$4,502
Total revenues, net	3,504	4,502

OPERATING EXPENSES:
Lease operating	740	706
Production and ad valorem taxes	464	565
Depletion, depreciation and amortization	1,413	1,740
Accretion	5	4
Abandonment	886	50
General and administrative	2,835	1,264
Total operating expenses	6,343	4,329
(Loss) Income from operations	(2,839)	173

OTHER INCOME:
Interest Income	38	—
Other gain	317	33
Total other income	355	33
NET (LOSS)INCOME	$(2,484)	$206

The accompanying notes are an integral part of these consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF MEMBER’S EQUITY

(in thousands)

	Member’s Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2023	$57,000	$(2,550)	$54,450
Net income	—	206	206
BALANCE, DECEMBER 31, 2023	57,000	(2,344)	54,656
Net loss	—	(2,484)	(2,484)
BALANCE, DECEMBER 31, 2024	$57,000	$(4,828)	$52,172

The accompanying notes are an integral part of these consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)income	$(2,484)	$206
Adjustments to reconcile net income to net cash provided by operating activities
Depletion, depreciation and amortization	1,413	1,740
Provision for credit losses	1,072
Abandonment	886	50
Accretion expense	5	4
Changes in operating assets and liabilities:
Accounts receivable	(1,174)	(383)
Prepaid expenses and other current assets	603	(601)
Accounts payable and accrued expenses	138	(737)
Net cash provided by operating activities	459	279
CASH FLOWS FROM INVESTING ACTIVITIES:
Development of oil and natural gas properties	(1,549)	(1,223)
Acquisition of oil and natural gas properties	(3,235)	—
Proceeds from sale of assets	985	—
Net cash used in investing activities	(3,799)	(1,223)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	—	—
Net decrease in cash and cash equivalents	(3,340)	(944)
Cash and cash equivalents at beginning of year	3677	4,621
Cash and cash equivalents at end of year	$337	$3,677
SUPPLEMENTAL STATEMENT OF CASH FLOW DISCLOSURES:
Oil and gas additions through accounts payable and accrued expenses	$573	$78

The accompanying notes are an integral part of these consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 1. Organization and Significant Accounting Policies

Description of the Business — The accompanying consolidated financial statements include the accounts of Peak BLM Lease LLC (“Peak BLM”) and Peak Powder River Acquisitions, LLC (“PPRA”, collectively, the “Company”). The Company is an independent oil and natural gas company engaged in exploration and development of crude oil and natural gas assets. The Company, at this time, conducts its activities in Wyoming. As a Limited Liability Company (“LLC”), the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the sole Member’s liability for indebtedness of an LLC is limited to the Member’s actual capital contribution. The Company will have LLC status until perpetual existence unless it is terminated.

Basis of Presentation — The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Peak BLM and PPRA. All intercompany accounts and transactions have been eliminated.

Use of Estimates — The preparation of consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include timing and costs associated with asset retirement obligations, and oil and gas reserve quantities, which are the basis for the calculation of depreciation, depletion and impairment of oil and natural gas properties.

Cash and Cash Equivalents — Cash and cash equivalents consist of highly liquid investments, with original maturities of three months or less.

Concentrations of Credit Risk — The Company regularly has cash in financial institutions which, at times, may exceed depository insurance limits. The Company place such deposits with high credit quality institutions and has not experienced any credit losses. Substantially all the Company’s receivables are within the oil and gas industry, primarily from its oil and gas purchasers.  For the years ended December 31, 2024 and 2023, two operators accounted for 100% of the Company’s oil and natural gas revenues. The Company monitors the financial condition of its operators.

Accounts Receivable – Oil and Gas Sales — The Company accrues for oil and natural gas sales based on actual production dates. These are due within 45 days of production. The Company determines its allowance for each type of receivable based on the length of time the receivable is past due, its previous loss history, and customers current ability to pay its obligation. The Company estimates the allowance on receivables using relevant available information for internal and external sources, related historical events, current conditions, and supportable forecasts of economic condition. The Company writes off specific receivables when they become uncollectible. Once an allowance is recorded, any subsequent payments received on such receivables are credited to the allowance for credit losses. The Company recorded a provision for a certain credit loss for the year ended December 31, 2024. The provision for credit loss was related to the initial public offering (“IPO”) expenses that were paid by the Company and would be paid by the new public entity once the IPO closed. To date, the Company has not experienced any pattern of credit losses related to its oil and gas revenues. The Company will continually monitor the creditworthiness of its counterparties by reviewing credit ratings, financial statements, and payment history. Accounts receivable from oil and gas sales for the years ended December 31, 2024 and 2023 were $0.8 million and $0.7 million, respectively. The Company’s accounts receivable from oil and gas sales was $0.3 million at January 1, 2023.

The following table details the change in the allowance for credit losses for the periods indicated

	Year Ended December 31,
	2024	2023
Balance at beginning of period	$—	$—
Credit loss expense	1,072	—
Deductions	—	—
Provision for credit loss at end of period	$1,072	$—

Credit loss expense for the year ended December 31, 2024 is related to a single party and is recorded in G&A expense on the statement of operations.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Accounting for Oil and Natural Gas Properties — The Company utilizes the successful efforts method of accounting for its oil and gas properties. Leasehold costs, tangible and intangible costs of development wells, and costs of successful exploration wells, are capitalized as incurred. Exploratory drilling costs and exploratory-type stratigraphic test wells are initially capitalized, or suspended, pending the determination of proved reserves. If proved reserves are found, drilling costs remain capitalized as proved properties. Costs of unsuccessful wells are charged to exploration expense. For exploratory wells that find reserves that cannot be classified as proved when drilling is completed, costs continue to be capitalized as suspended exploratory well costs if there have been sufficient reserves found to justify completion as a producing well and sufficient progress is being made in assessing the reserves and the economic and operating viability of the project. If management determines that future appraisal drilling or development activities are unlikely to occur, associated suspended exploratory well costs are expensed. In some instances, this determination may take longer than one year. Costs of unsuccessful exploration efforts are expensed in the period it is determined that proved reserves were not found and such costs are not recoverable through future revenues.  Geological and geophysical costs and delay rentals are expensed as incurred. The costs of development wells are capitalized whether productive or nonproductive. Upon the sale of proved properties, the cost and accumulated depletion are removed from the accounts and any gain or loss is charged to income.

Capitalized costs of proved oil and gas properties are depleted by an equivalent unit-of-production method, converting gas to oil at the ratio of six Mcf of gas to one barrel of oil. Proved leasehold acquisition costs, less accumulated amortization, are depleted over total proved reserves, which includes proved undeveloped reserves. Capitalized costs of wells and related equipment and facilities, including estimated asset retirement costs, net of estimated salvage values and less accumulated amortization are depreciated over proved developed reserves associated with those capitalized costs. Depletion is calculated by applying the depletion rate (amortizable base divided by beginning of period proved reserves) to current period production.

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If there is an indication the carrying amount of an asset may not be recovered, the asset is assessed for potential impairment by management through an established process. If, upon review, the sum of the undiscounted pre-tax reserve cash flows is less than the carrying value of the asset, the carrying value is written down to estimated fair value. Because there is usually a lack of quoted market prices for long-lived assets, the fair value of impaired assets is typically determined based on the present values of expected future cash flows using discount rates believed to be consistent with those used by principal market participants or by comparable transactions. The expected future cash flows used for impairment reviews and related Level 3 fair value calculations are typically based on judgmental assessments of future production volumes, commodity prices, operating costs, and capital investment plans, considering all available information at the date of review. An impairment loss is measured as the amount by which asset carrying value exceeds fair value on an individual field-by-field basis.

The Company also performs a review of unproved property costs to determine (i) whether any leases associated with the property have expired or been abandoned, (ii) whether the subject property will be developed or (iii) if the carrying value of the property is not realizable.

Gains or losses are recorded for sales or dispositions of oil and gas properties which constitute an entire common operating field or which result in a significant alteration of the common operating field’s depletion rate. These gains and losses are classified as asset dispositions in the consolidated statements of operations. Partial common operating field sales or dispositions deemed not to significantly alter the depletion rate are generally accounted for as adjustments to capitalized costs with no gain or loss recognized.

Revenue Recognition — Revenue from the sale of oil and natural gas are recognized, as the product is delivered to the customers’ custody transfer points and collectability is reasonably assured. The Company fulfills the performance obligations under the customer contracts through daily delivery of oil and natural gas to the customers’ custody transfer points.  Revenues are recorded on a monthly basis using the prices received under the Company’s contracts. These contracts are generally derived from stated market prices which are adjusted to reflect deductions, including transportation, fractionation and processing. As a result, the revenues from the sale of oil and natural gas are subject to change with the increase or decrease in market prices. The sales of oil and natural gas, as presented on the consolidated statements of operations, represent the Company’s share of revenues, net of royalties and excluding revenue interests owned by others.

When selling oil and natural gas on behalf of royalty owners or working interest owners, the Company acts as an agent and therefore reports the revenue on a net share basis. To the extent actual volumes and prices of oil and natural gas are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and prices for those properties are estimated and recorded. Historically, differences between revenue estimates and actual revenue received have not been significant.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

The majority of product sale commitments of the Company are short-term in nature with a contractual term of one year or less. For these contracts, the Company applies the practical expedient in Accounting Standards Codification (“ASC”) 606-10-50-14, which exempts entities from disclosing the transaction price allocated to remaining performance obligations, if any, if the performance obligation is part of a contract that has an original expected duration of one year or less.

For contracts with terms greater than one-year, the Company does not disclose the value of unsatisfied performance obligations under its contracts with customers as it applies the practical expedient in ASC 606-10-50-14A, which applies to variable consideration that is recognized as control of the product is transferred to the customer. Since each unit of product represents a separate performance obligation, future volumes are wholly unsatisfied, and disclosure of the transaction price allocated to remaining performance obligations is not required.

Income Taxes — The Company is a LLC. Accordingly, no provision for income tax has been recorded as the income, deductions, expenses, and credits of the Company are reported on the individual income tax returns of the Company’s members.

Under professional standards, the Company’s policy is to evaluate the likelihood that its uncertain tax positions will prevail upon examination based on the extent to which those positions have substantial support within the Internal Revenue Code and Regulations, revenue rulings, court decisions, and other evidence. As of December 31, 2024 and 2023, the Company has concluded that there are no significant uncertain tax positions that would require recognition or disclosure in the consolidated financial statements.

The federal income tax returns of the Company are subject to examination by the Internal Revenue Service, generally for three years after they were filed. The Company expects no material changes to its unrecognized tax positions within the next 12 months.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2024 and 2023, no interest and penalties related to uncertain tax positions were accrued.

Fair Value of Financial Instruments — Certain assets and liabilities of the Company are measured at fair value at each reporting date. Fair value represents the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants. This price is commonly referred to as the “exit price.” Fair value measurements are classified according to a hierarchy that prioritizes the inputs underlying the valuation techniques and requires that assets and liabilities are classified in their entirety based on the lowest level input that is significant to the fair value measurement. This hierarchy consists of three broad levels:

●	Level 1 – Observable inputs that are based upon quoted market prices for identical assets and liabilities within active markets.
●	Level 2 – Observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.
●	Level 3 – Inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability.

Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy levels.

Because considerable judgment may be required to develop estimates of fair value, the estimates provided may not be indicative of the amounts the Company could realize upon the sale or refinancing of financial instruments.

The Company’s financial instruments consist of cash and cash equivalents, accounts receivables, prepaid expenses and other current assets, accounts payables and accrued expenses. The carrying value of cash and cash equivalents, trade receivables, trade payables and accrued liabilities are considered to be representative of their fair market value due to the short maturity of these instruments.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Because considerable judgment may be required to develop estimates of fair value, the estimates provided may not be indicative of the amounts the Company could realize upon the sale or refinancing of financial instruments.

Asset Retirement Obligation — The Company recognizes an estimated liability for future costs associated with the abandonment of its oil and natural gas properties. A liability for the fair value of an asset retirement obligation and a corresponding increase to the carrying value of the related long-lived asset are recorded at the time a well is completed or acquired and is considered a Level 3 fair value measurement. The Company depletes the amount added to proved oil and natural gas property costs and recognizes accretion expense in connection with the discounted liability over the remaining estimated economic lives of the respective oil and natural gas properties.

The Company’s estimated asset retirement obligation liability is based on historical experience in abandoning wells, estimated economic lives, estimates as to the cost to abandon the wells in the future, and federal and state regulatory requirements. The liability is discounted using a credit-adjusted risk-free rate estimated at the time the liability is incurred or revised. Revisions to the liability are due to increases in estimated abandonment costs and changes in well economic lives, or if federal or state regulators enact new requirements regarding the abandonment of wells.

Leases — The Company records a right-of-use asset and a lease liability on the consolidated balance sheets for all leases with terms longer than 12 months. Leases are classified as either finance or operating, with classification affecting the pattern of expense recognition on the statement of operations.

The Company previously elected certain practical expedients and accordingly has (1) carried forward its prior assessments of (a) whether existing contracts on the January 1, 2022, adoption date contain leases, (b) classification of leases as operating or financing, and (c) initial direct costs for existing leases and (2) considered hindsight in determining the lease term and assessing impairment of the right-of-use-asset. The Company previously elected the land easement practical expedient, where the Company need not reassess whether any existing or expired land easements under the previous guidance are leases or contain a lease under the new guidance. Additionally, the Company has previously elected not to account for lease components separately from the non-lease components. The Company has no lease contracts requiring recognition in the consolidated financial statements for the years December 31, 2024 and 2023.

Commitments and Contingencies — Liabilities for loss contingencies arising from claims, assessments, litigation or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Liabilities for environmental remediation or restoration claims resulting from allegations of improper operation of assets are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Segments — The chief operating decision maker (CODM) of the Company is the Chief Executive Officer (CEO). The Company operates in a single reportable segment, which is a single operating segment. All of the Company’s operations are managed on a consolidated basis, conducted in the continental United States, and relate to the acquisition, development and production of oil and natural gas assets. The significant segment expenses provided to the CODM for purposes of allocating resources and assessing financial performance include lease operating expense, production taxes, general and administrative expense, depletion, depreciation, amortization, and accretion, and interest expense. These significant expenses are the same as the line items presented in the Consolidated Statements of Operations. Consolidated net income is the measure used by the CODM to assess performance and determine resource allocation.

Recent Accounting Pronouncements — In November 2024, FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (DISE). The ASU primarily requires companies to disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. The guidance will be applied on a prospective basis with the option to apply the standard retrospectively. The new guidance will be effective for the Company’s year ending December 31, 2027 and interim periods during the year ended December 31, 2028. The Company does not believe the new guidance will have a material impact on its consolidated financial statements and related disclosures.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 2. Oil and Natural Gas Properties

The following table reflects the aggregate capitalized costs associated with the Company (in thousands):

	December 31,
	2024	2023
Oil and natural gas properties:
Unproved properties	$39,148	$41,139
Proved properties	17,163	13,095
Work in process	2,935	88
Total oil and natural gas properties	59,246	54,322
Less: Accumulated depreciation, depletion and amortization	(7,284)	(4,439)
Oil and natural gas properties, net	$51,962	$49,883

Depletion expense was $1.4 million and $1.7 million for the years ended December 31, 2024 and 2023, respectively. Certain leases associated with unproved property were allowed to expire, resulting in abandonment expenses of $0.9 million and $0.1 million for the years ended December 31, 2024 and 2023. For the years ended December 31, 2024 and 2023, there was no impairment expense associated with the Company’s proved properties. The Company had no exploratory wells costs during the years ended December 31, 2024 and 2023.

Note 3. Revenue

The following table presents the disaggregation of oil and natural gas revenue of the Company (in thousands):

	Year Ended December 31,
	2024	2023
Oil sales	$3,088	$3,964
Natural gas sales	416	538
Total oil and natural gas sales, net	$3,504	$4,502

Note 4. Asset Retirement Obligations

The following table presents changes in asset retirement obligations of the Company (in thousands):

	Year Ended December 31,
	2024	2023
Asset retirement obligations at beginning of period	$50	$46
Liabilities incurred	7	—
Liabilities settled and divested	—	—
Revision of estimated obligation	—	—
Accretion expense on discounted obligation	4	4
Asset retirement obligations at end of period	$61	$50

Note 5. Commitments And Contingencies

Environmental Matters — Various federal, state and local laws and regulations covering the discharge of materials into the environment, or otherwise relating to the protection of the environment, may affect the operations and the cost of crude oil and natural gas exploration, development, and production operations of the Company. The Company does not anticipate that it will be required in the near future to expend significant amounts for compliance with such federal, state and local laws and regulations, and therefore, no amounts have been accrued for such purposes. At December 31, 2024 and 2023, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company.

Government Regulation — Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, royalty rates, and various other matters, including taxation. Oil and gas industry legislation and administrative regulations are periodically

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

changed for a variety of political, economic, and other reasons. As of December 31, 2024 and 2023, the Company has not been fined or cited for any violations of governmental regulations that would have a material adverse effect upon the financial condition, capital expenditures, earnings, or competitive position of the Company in the oil and gas industry.

Litigation — The Company is involved in various legal proceedings including, but not limited to, commercial disputes, claims from royalty and surface owners, property damage claims, personal injury claims, regulatory compliance matters, disputes with tax authorities and other matters. While the outcome of these legal matters cannot be predicted with certainty, the Company does not expect any such matters to have a material effect on its financial condition, results of operations or cash flows.

Note 6. Related Party Transactions

The Company is subject to an Administrative Service Agreement (“ASA”) with Peak Exploration and Production, LLC (“Peak E&P”), an affiliate, that specifies that Peak E&P will perform administrative duties associated with the Company’s properties.  Per the ASA, the Company is to pay Peak E&P approximately $0.1 million monthly. For the years ended December 31, 2024, and 2023, the Company paid Peak E&P $0.6 million and $1.8 million, respectively, and are generally reflected within “general and administrative” on the accompany consolidated statements of operations. For the year ended December 31, 2023, $0.6 million of amount paid to Peak E&P were for services to be provided in 2024, and is therefore included within “prepaid expenses and other current assets” on the consolidated balance sheet at December 31, 2023.  In addition, Peak E&P performs as the administrator of three jointly owned wells, which resulted in the Company paying $1.9 million and $0.4 million for the years ended December 31, 2024 and 2023, respectively for capital expenditures and/or lease operating expenses. During the year ended December 31, 2024, the Company purchased interests in two wells to Peak E&P in the amount of $3.2 million, which represents the historical book value. In addition, the Company sold interest in one well to Peak E&P in the amount $1.0 million. There were no other related party transactions for the years ended December 31, 2024, and 2023.

Note 7. Subsequent Events

In preparing the accompanying consolidated financial statements of the Company, management has evaluated all subsequent events and transactions for potential recognition or disclosure through April 10, 2025, the date the consolidated financial statements of the Company were available for issuance.

On March 11, 2025, the Company entered into a Wellbore Purchase Agreement (“Agreement”) with a third party. Per the Agreement, the third party purchased the Company’s non-operated interest in certain wells with gross proceeds of $1.0 million. The Company will record a loss on the sale of approximately $2.4 million for the quarter ended March 31, 2025.

Note 8. Supplemental Oil and Natural Gas Information (Unaudited)

Supplemental unaudited information regarding the Company’s oil and natural gas activities is presented in this note. All the Company’s oil and natural gas reserves are in the U.S.

Costs Incurred — The following table reflects the costs incurred in oil and natural gas property acquisition, exploration, and development activities (in thousands):

	For the Year Ended December 31,
	2024	2023
Property acquisition costs:
Proved properties	$1,580	$—
Unproved properties	1,748	—
Exploration costs	—	—
Development costs	2,035	1,251
Costs incurred	$5,363	$1,251

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Results of Operations — The following table includes revenues and expenses associated with the Company’s oil and natural gas producing activities (in thousands):

	Year Ended December 31,
	2024	2023
Oil and natural gas sales, net	$3,504	$4,502
Lease operating	(740)	(706)
Depletion, depreciation and amortization expense	(1,413)	(1,740)
Accretion	(5)	(4)
Abandonment	(886)	(50)
Results of operations	$460	$2,002

Estimated Quantities of Proved Oil and Natural Gas Reserves — Oil and natural gas reserve quantity estimates are subject to numerous uncertainties inherent in the estimation of quantities of proved reserves and in the projection of future rates of production and the timing of development expenditures. The accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of subsequent drilling, testing and production may cause either upward or downward revision of previous estimates. Further, the volumes considered to be commercially recoverable fluctuate with the changes in prices and operating costs. Reserve estimates are inherently imprecise, and those estimates of new discoveries are more imprecise than those of currently producing oil and natural gas properties. Accordingly, these estimates are expected to change as additional information becomes available in the future.

A summary of the Company’s change in quantities of proved oil and natural gas reserves for the years ended December 31, 2024 and 2023 are as follows:

	Year ended December 31, 2024
	Oil	Natural Gas	Liquids*	Total
	(Bbl)	(Mcf)	(Bbl)	Boe
Proved reserves as of December 31, 2023	273,899	952,582	—	432,662
Revisions of previous estimates	13,852	716,422	—	133,255
Extensions, discoveries and other additions	201,779	945,166	—	359,307
Production	(42,931)	(210,600)	—	(78,031)
Purchases (sales) of minerals in place	29,247	616,885	—	132,062
Proved reserves as of December 31, 2024	475,846	3,020,455	—	979,255
Proved developed reserves
Beginning of year	273,899	952,582	—	432,662
End of year	274,068	2,075,290	—	619,950
Proved undeveloped reserves
Beginning of year	—	—	—	—
End of year	201,778	945,165	—	359,306

	Year ended December 31, 2023
	Oil	Natural Gas	Liquids*	Total
	(Bbl)	(Mcf)	(Bbl)	Boe
Proved reserves as of December 31, 2022	481,230	1,303,376	—	698,459
Revisions of previous estimates	(176,596)	(635,200)	—	(282,463)
Extensions, discoveries and other additions	22,359	505,142	—	106,549
Production	(53,094)	(220,736)	—	(89,883)
Purchases (sales) of minerals in place	—	—	—	—
Proved reserves as of December 31, 2023	273,899	952,582	—	432,662
Proved developed reserves
Beginning of year	341,342	795,593	—	473,941
End of year	273,899	952,582	—	432,662
Proved undeveloped reserves
Beginning of year	139,888	507,783	—	224,518
End of year	—	—	—	—

* The Company has not historically separately reported reserve quantities for liquids

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

For the year ended December 31, 2024, extensions, discoveries and other additions resulted from five new proved undeveloped locations for 359,307 Boe.

For the year ended December 31, 2023, extensions, discoveries and other additions resulted from three new wells drilled for 106,549 Boe. Revisions for the year ended December 31, 2023 were largely driven by lower commodity prices during the year. Lower commodity prices decrease the overall value of reserves along with the amount of economically recoverable reserves quantities.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves — The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of the property. An estimate of fair value would consider, among other things, the recovery of reserves not presently classified as proved, the value of proved properties and consideration of expected future economic and operating conditions.

Proved reserves were estimated in accordance with guidelines established by the Securities and Exchange Commission (“SEC”), which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12-month unweighted average of the first day of the month spot prices prior to the end of the reporting period. These SEC prices as of December 31, 2024 and 2023 were $75.48 and $78.22 per barrel of oil and $2.13 and $2.64 per MMBtu of natural gas, respectively.

The estimated realized prices used in computing the Company’s reserves as of December 31, 2024 were as follows: (i) $73.60 per barrel of oil, and (ii) $1.98 per Mcf of natural gas. The estimated realized prices used in computing the Company’s reserves as of December 31, 2023 were as follows: (i) $76.75 per barrel of oil, and (ii) $2.66 per Mcf of natural gas.

All realized prices are held flat over the forecast period for all reserve categories in calculating the discounted future net cash flows. In accordance with SEC regulations, the proved reserves were anticipated to be economically producible from the “as of date” forward based on existing economic conditions, including prices and costs at which economic producibility from a reservoir was determined. These costs, held flat over the forecast period, include development costs, operating costs, ad valorem and production taxes and abandonment costs after salvage. Future income tax expenses would have been computed using the appropriate year-end statutory tax rates applied to the future pretax net cash flows from proved oil and natural gas reserves, less the tax basis of the oil and natural gas properties of the Company. The estimated future net cash flows are then discounted at a rate of 10.0%.

The following table presents the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the periods presented (in thousands):

	December 31,
	2024	2023
Future cash inflows	$41,001	$23,553
Future production costs	(17,977)	(12,082)
Future development and abandonment costs	(4,634)	(90)
Future income taxes	—	—
Future net cash flows	18,390	11,381
10% annual discount for estimated timing of cash flows	(8,850)	(3,909)
Standardized measure of discounted future net cash flows	$9,540	$7,472

It is not intended that the FASB's standardized measure of discounted future net cash flows represent the fair market value of the proved reserves of the Company. The disclosures shown are based on estimates of proved reserve quantities and future production schedules which are inherently imprecise and subject to revision, and the 10.0% discount rate is set by regulators. In addition, prices and costs as of the measurement date are used in the determinations, and no value may be assigned to probable or possible reserves.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

The following table presents the changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the periods presented (in thousands):

	Year Ended December 31,
	2024	2023
Standardized measure of discounted future net cash flows at January 1	$7,472	$17,077
Net change in prices and production costs	(1,395)	(3,454)
Changes in estimated future development and abandonment costs	650	—
Sales of crude oil and natural gas produced, net of production costs	(2,357)	(3,243)
Extensions, discoveries and improved recoveries, less related costs	2,180	1,134
Purchases (sales) of minerals in place, net	885	—
Revisions of previous quantity estimates	1,398	(5,754)
Development costs incurred during the period	(20)	495
Change in income taxes	—	—
Accretion of discount	747	1,708
Change in timing of estimated future production and other	(20)	(491)
Net change	2,068	(9,605)
Standardized measure of discounted future net cash flows at December 31	$9,540	$7,472

Estimates of economically recoverable oil and natural gas reserves and of future net cash flows are based upon a number of variable factors and assumptions, all of which are, to some degree, subjective and may vary considerably from actual results. Therefore, actual production, revenues, development and operating expenditures may not occur as estimated. The reserve data are estimates only, are subject to many uncertainties and are based on data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of oil and natural gas may differ materially from the amounts estimated.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

Peak BLM Lease LLC and Subsidiary

Condensed Consolidated Financial Statements
June 30, 2025 and 2024

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED STATEMENTS

DECEMBER 31, 2024 AND 2023

PEAK BLM LEASE LLC AND SUBSIDIARY

PEAK BLM LEASE LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$122	$337
Accounts receivable, net	337	792
Prepaid expenses and other current assets	—	7
Total current assets	459	1,136
Oil and natural gas property and equipment, based on successful efforts method of accounting, net	19,031	51,962
Total assets	$19,490	$53,098
LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable and accrued expenses	$113	$865
Total current liabilities	113	865
Other noncurrent liabilities:
Asset retirement obligation	50	61
Total other noncurrent liabilities	50	61
Total liabilities	163	926
Commitments and contingencies (Note 5)
Member’s equity:
Member’s equity	57,000	57,000
Accumulated deficit	(37,673)	(4,828)
Total member’s equity	19,327	52,172
Total liabilities and member’s equity	$19,490	$53,098

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2025	2024
REVENUES:
Oil and natural gas sales, net	$1,324	$1,552
Total revenues, net	1,324	1,552

OPERATING EXPENSES:
Lease operating	269	347
Production and ad valorem taxes	171	209
Depletion, depreciation and amortization	480	608
Accretion	2	2
Abandonment	—	52
Impairment of oil & gas properties	29,655	—
General and administrative	1,216	880
Total operating expenses	31,793	2,098
(Loss) from operations	(30,469)	(546)

OTHER INCOME (LOSS):
Interest income	7	—
Other gain	—	38
Loss on sale of properties	(2,383)	—
Total other income (loss)	(2,376)	38
NET (LOSS)	$(32,845)	$(508)

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS EQUITY (UNAUDITED)

(in thousands)

	Member’s Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2025	$57,000	$(4,828)	$52,172
Net loss	—	(32,845)	(32,845)
BALANCE, JUNE 30, 2025	$57,000	$(37,673)	$19,327

	Member’s Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2024	$57,000	$(2,344)	$54,656
Net loss	—	(508)	(508)
BALANCE, JUNE 30, 2024	$57,000	$(2,852)	$54,148

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(32,845)	$(508)
Adjustments to reconcile (loss) to net cash provided by (used in) operating activities
Depletion, depreciation and amortization	480	608
Net loss on sale of properties	2,383	—
Provision for credit losses	113	—
Impairment of oil & gas properties	29,655	—
Abandonment	—	52
Accretion expense	2	2
Changes in operating assets and liabilities:
Accounts receivable, net	342	242
Prepaid expenses and other current assets	7	420
Accounts payable and accrued expenses	(303)	3
Net cash provided by (used in) operating activities	(166)	819
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to oil and natural gas properties	(1,017)	(190)
Acquisition of oil and natural gas properties	—	(3,235)
Proceeds from sale of other assets	968	—
Net cash (used in) investing activities	(49)	(3,425)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash provided by financing activities	—	—
Net decrease in cash and cash equivalents	(215)	(2,606)
Cash and cash equivalents at beginning of period	337	3,677
Cash and cash equivalents at end of period	$122	1,071
SUPPLEMENTAL STATEMENT OF CASH FLOW DISCLOSURES: Oil and gas additions through accounts payable and accrued expenses	$449	23

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED STATEMENTS

June 30, 2025 and 2024

Note 1. Organization and Significant Accounting Policies

Description of the Business — The accompanying condensed consolidated financial statements include the accounts of Peak BLM Lease LLC (“Peak BLM”) and Peak Powder River Acquisitions, LLC (“PPRA”, collectively, the “Company”). The Company is an independent oil and natural gas company engaged in exploration and development of crude oil and natural gas assets. The Company, at this time, conducts its activities in Wyoming. As a Limited Liability Company (“LLC”), the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the sole Member’s liability for indebtedness of an LLC is limited to the Member’s actual capital contribution. The Company will have LLC status until perpetual existence unless it is terminated.

Basis of Presentation — The unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Peak BLM and PPRA. All intercompany accounts and transactions have been eliminated. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2024. Results for the interim periods are not necessarily indicative of results to be expected for the full year ended December 31, 2025. In the opinion of management, these condensed consolidated financial statements reflect all normal recurring adjustments necessary for a fair presentation of the result for the periods indicated.

Use of Estimates — The preparation of the condensed consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include timing and costs associated with asset retirement obligations, and oil and gas reserve quantities, which are the basis for the calculation of depreciation, depletion and impairment of oil and natural gas properties.

Accounts Receivable – Oil and Gas Sales — The Company accrues for oil and natural gas sales based on actual production dates. These are due within 45 days of production. The Company determines its allowance for each type of receivable based on the length of time the receivable is past due, its previous loss history, and customers current ability to pay its obligation. The Company estimates the allowance on receivables using relevant available information for internal and external sources, related historical events, current conditions, and supportable forecasts of economic condition. The Company writes off specific receivables when they become uncollectible. Once an allowance is recorded, any subsequent payments received on such receivables are credited to the allowance for credit losses. The Company recorded a provisions for certain credit losses for the quarter ended June 30, 2025 and for the year ended December 31, 2024. The provisions for the credit losses were related to the initial public offering (“IPO”) expenses that were paid by the Company and would be paid by the new public entity once the IPO closed. To date, the Company has not experienced any pattern of credit losses related to its oil and gas revenues. The Company will continually monitor the creditworthiness of its counterparties by reviewing credit ratings, financial statements, and payment history. Accounts receivable from oil and gas sales for the quarter ended June 30, 2025 and the year ended December 31, 2024 were $0.3 million and $0.8 million, respectively. The Company’s accounts receivable from oil and gas sales were $0.7 million at January 1, 2024.

The following table details the change in the allowance for credit losses for the periods indicated (in thousands):

	June 30, 2025	December 31, 2024
Balance at beginning of period	$1,072	$—
Credit loss expense	113	1,072
Deductions	—	—
Provision for credit loss at end of period	$1,185	$1,072

Credit loss expense for the quarter ended June 30, 2025 and year ended December 31, 2024 is related to a single party and is recorded in G&A expense on the statement of operations.

Recent Accounting Pronouncements — In November 2024, FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (DISE). The ASU primarily requires companies to disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. The guidance will be applied on a prospective basis with the option to apply the standard retrospectively. The new guidance will be effective for the Company’s year ending December 31, 2027 and interim periods during the year ending December 31, 2028. The Company does not believe the new guidance will have a material impact on its consolidated financial statements and related disclosures.

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED STATEMENTS

June 30, 2025 and 2024

Note 2. Oil and Natural Gas Properties

The following table reflects the aggregate capitalized costs associated with the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Oil and natural gas properties:
Unproved properties	$39,148	$39,148
Proved properties	10,654	17,163
Work in process	3,504	2,935
Total oil and natural gas properties	53,306	59,246
Less: Accumulated depreciation, depletion andamortization	(34,275)	(7,284)
Oil and natural gas properties, net	$19,031	$51,962

Depletion expense was $0.5 million and $0.6 million for the six months ended June 30, 2025 and 2024, respectively.

On March 11, 2025, the Company completed the sale of certain non-operated oil and natural gas wells with an effective date of March 1, 2025. The Company received proceeds of $1.0 million and recognized a net loss of $2.4 million for the six months ended June 30, 2025.

For the six months ended June 30, 2025, the Company recorded an impairment related to its oil and gas properties in the amount of $29.7 million based on terms outlined in the executed term sheet dated June 13, 2025. The calculation of the impairment is a Fair Value Level 3 non-recurring measurement. There were no impairments of oil and natural gas properties for the six months ended June 30,  2024.

Note 3. Revenue

The following table presents the disaggregation of oil and natural gas revenue of the Company (in thousands):

	Six Months Ended June 30,
	2025	2024
Oil sales	$1,063	$1,410
Natural gas sales	261	142
Total oil and natural gas sales, net	$1,324	$1,552

Note 4. Asset Retirement Obligations

The following table presents changes in asset retirement obligations of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Asset retirement obligations at beginning of period	$61	$50
Liabilities incurred	—	7
Liabilities settled and divested	(13)	—
Accretion expense on discounted obligation	2	4
Asset retirement obligations at end of period	$50	$61

PEAK BLM LEASE LLC AND SUBSIDIARY

NOTES TO CONDENSED CONSOLIDATED STATEMENTS

June 30, 2025 and 2024

Note 5. Commitments And Contingencies

Environmental Matters — Various federal, state and local laws and regulations covering the discharge of materials into the environment, or otherwise relating to the protection of the environment, may affect the operations and the cost of crude oil and natural gas exploration, development, and production operations of the Company. The Company does not anticipate that it will be required in the near future to expend significant amounts for compliance with such federal, state and local laws and regulations, and therefore, no amounts have been accrued for such purposes. At June 30, 2025 and December 31, 2024, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company.

Government Regulation — Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, royalty rates, and various other matters, including taxation. Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. As of June 30, 2025 and December 31, 2024, the Company has not been fined or cited for any violations of governmental regulations that would have a material adverse effect upon the financial condition, capital expenditures, earnings, or competitive position of the Company in the oil and gas industry.

Litigation — The Company is involved in various legal proceedings including, but not limited to, commercial disputes, claims from royalty and surface owners, property damage claims, personal injury claims, regulatory compliance matters, disputes with tax authorities and other matters. While the outcome of these legal matters cannot be predicted with certainty, the Company does not expect any such matters to have a material effect on its financial condition, results of operations or cash flows.

Note 6. Related Party Transactions

The Company is subject to an Administrative Service Agreement (“ASA”) with Peak Exploration and Production, LLC (“Peak E&P”), an affiliate, that specifies that Peak E&P will perform administrative duties associated with the Company’s properties. Per the ASA, the Company is to pay Peak E&P $0.1 million monthly. For the six months ended June 30, 2025 and 2024 the Company paid Peak E&P $0.6 million and zero, respectively. For the year ended December 31, 2023, the company prepaid $0.6 million to Peak E&P for services to be provided in 2024. These amounts are included within “general and administrative” on the accompany condensed consolidated statements of operations. In addition, Peak E&P performs as the administrator of three jointly owned wells, which resulted in the Company paying $1.2 million and $3.5 million for the six months ended June 30, 2025 and 2024, respectively for capital expenditures and/or lease operating expenses. During the six months ended June 30, 2024, the Company purchased interests in two wells from Peak E&P in the amount of $3.2 million, which represents the historical book value.

Note 7. Subsequent Events

In preparing the accompanying consolidated financial statements of the Company, management has evaluated all subsequent events and transactions for potential recognition or disclosure through August 13, 2025, the date the consolidated financial statements of the Company were available for issuance. On August 11, 2025, the Company signed a Membership Interest Purchase Agreement (“MIPA”) with a third-party purchaser, where the Company will be acquired by the third-party purchaser. The MIPA is expected to close on or around October 27, 2025.

Peak Exploration & Production, LLC and Subsidiaries

Consolidated Financial Statements
and Independent Auditors Report
December 31, 2024 and 2023

PEAK EXPLORATION & PRODUCTION, LLC AND SUBSIDIARIES

Report of Independent Auditors

The Board of Managers and Members of
Peak Exploration & Production, LLC

Report on the Audit of the Financial Statements

Opinion

We have audited the consolidated financial statements of Peak Exploration & Production, LLC, which comprise the consolidated balance sheets as of December 31, 2024 and 2023, and the related consolidated statements of operations, members’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Peak Exploration & Production, LLC as of December 31, 2024 and 2023, and the results of their operations and cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Peak Exploration & Production, LLC and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Peak Exploration & Production, LLC’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Peak Exploration & Production, LLC’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Peak Exploration & Production, LLC’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The Supplemental Oil and Natural Gas Information is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated financial statements as a whole.

Denver, Colorado

May 9, 2025

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,
	2024	2023
ASSETS
Current assets:
Cash and cash equivalents	$10,288	$11,762
Accounts receivable, net	14,325	17,236
Prepaid expenses and other current assets	805	218
Commodity derivatives	89	696
Inventories	98	97
Total current assets	25,605	30,009
Oil and natural gas property and equipment, based on successful efforts method of accounting, net	131,116	144,774
Other property, plant and equipment, net	1,739	1,862
Right-of-use assets	333	478
Other assets, net	1,550	2,001
Total assets	$160,343	$179,124
LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable and accrued expenses	$14,312	$14,365
Production and ad valorem taxes payable	2,737	3,322
Oil and natural gas revenue payable	12,663	15,936
Commodity derivatives	1,156	—
Right-of-use liabilities	149	160
Current portion of long-term debt	6,200	6,200
Total current liabilities	37,217	39,983
Long-term debt, net	45,981	49,765
Other noncurrent liabilities:
Asset retirement obligation	2,900	2,678
Ad valorem taxes	8,321	9,196
Commodity derivatives	1,339	1,191
Right-of-use liabilities	204	338
Total other noncurrent liabilities	12,764	13,403
Total liabilities	95,962	103,151
Commitments and contingencies
Member’s equity:
Preferred equity	95,886	95,886
Common equity	242,518	242,518
Accumulated deficit	(274,023)	(262,431)
Total member’s equity	64,381	75,973
Total liabilities and member’s equity	$160,343	$179,124

The accompanying notes are an integral part of these consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

	Year Ended December 31,
	2024	2023
REVENUES:
Oil and natural gas sales, net	$41,740	$49,631
Total revenues, net	41,740	49,631

OPERATING EXPENSES:
Lease operating	11,750	13,243
Production and ad valorem taxes	5,453	6,943
Depletion, depreciation and amortization	12,183	25,967
Accretion	223	223
Abandonment	6,232	2,882
Impairment of oil and natural gas properties	—	110,533
General and administrative	6,912	6,566
Total operating expenses	42,753	166,357
Loss from operations	(1,013)	(116,726)

OTHER INCOME (EXPENSE):
Gain (loss) on commodity derivatives	(2,128)	1,604
Interest expense, net	(8,630)	(8,867)
Loss from retirement of long-term debt	—	(1,080)
Loss on sale of assets	(301)	(1,044)
Other gain	480	1,542
Total other expense	(10,579)	(7,845)
NET LOSS	$(11,592)	$(124,571)

The accompanying notes are an integral part of these consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF MEMBER’S EQUITY

(in thousands)

	Preferred Equity	Common Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2023	$95,886	$242,518	$(137,860)	$200,544
Net loss	—	—	(124,571)	(124,571)
BALANCE, DECEMBER 31, 2023	95,886	242,518	(262,431)	75,973
Net loss	—	—	(11,592)	(11,592)
BALANCE, DECEMBER 31, 2024	$95,886	$242,518	$(274,023)	$64,381

The accompanying notes are an integral part of these consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(11,592)	$(124,571)
Adjustments to reconcile net loss to net cash provided by operating activities
Depletion, depreciation and amortization	12,183	25,967
Net (gain) loss on sale of assets	301	1,044
Impairment of oil and natural gas properties	—	110,533
Amortization of debt issuance costs	952	840
Abandonment	6,232	2,882
Accretion expense	223	223
Commodity derivatives (gain) loss	1,911	(5,266)
Loss from retirement of long-term debt	—	1,080
Changes in operating assets and liabilities:
Accounts receivable, net	2,911	(2,976)
Inventories	(1)	110
Prepaid expenses and other current assets	(587)	623
Accounts payable and accrued expenses	424	(850)
Production and ad valorem taxes payable	(585)	163
Oil and natural gas revenue payable	(3,273)	4,660
Other payables	(1,026)	(724)
Net cash provided by operating activities	8,073	13,738
CASH FLOWS FROM INVESTING ACTIVITIES:
Development of oil and natural gas properties	(5,481)	(9,289)
Acquisition of oil and natural gas properties	(2,511)	—
Additions to other property, plant and equipment	(62)	(18)
Proceeds from sales of other assets	3,243	1,507
Net cash used in investing activities	(4,811)	(7,800)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from debt	—	62,000
Repayments on debt	(4,650)	(55,100)
Debt issuance costs	(86)	(3,016)
Net cash provided by (used in) financing activities	(4,736)	3,884
Net increase (decrease) in cash and cash equivalents	(1,474)	9,822
Cash and cash equivalents at beginning of year	11,762	1,940
Cash and cash equivalents at end of year	$10,288	$11,762

The accompanying notes are an integral part of these consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 1. Organization and Significant Accounting Policies

Description of Business — The accompanying consolidated financial statements include the accounts of Peak Exploration & Production, LLC, Peak Energy Operating #2, LLC, Peak Powder River Resources, LLC, Willow Springs Development, LLC, and Peak Exploration & Production, Inc. (collectively, the “Company”). The Company is an independent oil and gas company engaged in exploration and development of oil and natural gas assets. The Company, at this time, conducts its activities in Wyoming. As a Limited Liability Company (“LLC”), the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.  The Company will have LLC status until perpetual existence unless it is terminated.

Basis of Presentation — The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Peak Exploration & Production, LLC, Peak Energy Operating #2, LLC, Peak Powder River Resources, LLC, Willow Springs Development, LLC, and Peak Exploration & Production, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

Liquidity and Capital — As of December 31, 2024, the Company had $10.3 million in cash and cash equivalents. For the year ended December 31, 2024, the Company had a net loss of $11.6 million. Cash flow provided by operating activities was $8.0 million for the year ended December 31, 2024. The Company had negative working capital of $11.6 million as of December 31, 2024, primarily as a result of current drilling operations. The current and historical operating cash flows, current cash and working capital balances, and forecasted obligations of the Company were considered in connection with management’s evaluation of the Company’s ongoing liquidity.

As of December 31, 2024, the company was not in compliance with the current ratio of no less than 1.00 to 1.00. However, on February 28, 2025, the Company received a waiver related to non-compliance with the current ratio. On May 9, 2025, the Company entered into the Second Amendment to the Credit Agreement which modified certain covenants with an effective date of March 31, 2025 and applicable compliance period commencing with the quarter ended March 31, 2025 through and including the quarter ended March 31, 2026. Covenants that were amended include: (A) a current ratio (as defined in the Credit Agreement) of no less than .85 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.50 to 1.00; and (C) a leverage ratio (as defined in the Credit Agreement) of no more than 3.00 to 1.00. The Company believes it will be in compliance with these and all other financial covenants through and including March 31, 2026. At the end of the applicable compliance period, the covenants will revert back to: (A) a current ratio (as defined in the Credit Agreement) of no less than 1.00 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.75 to 1.00; (C) a leverage ratio (as defined in the Credit Agreement) of no more than 2.75 to 1.00

The Company believes its cash and forecasted operating net cash flows from current production and results from 2024 drilling operations will be sufficient to continue to operate its business over the next twelve-month period from the date the financial statements were issued. The Company continues to preserve its liquidity by (1) continuing to farmout working interests on current projects, (2) completing wells in progress from the 2024 drilling program but deferring future drilling and completion activity, (3) focusing on reducing its operating and overhead costs, and (4) through development joint ventures as a means to develop the Company’s assets with cash flows.

If management’s plan is not effective, the Company cannot provide any assurance that additional capital will be available on commercially acceptable terms, if at all to fund all operations. If the Company is unable to secure additional capital, it may be required to take additional measures to reduce costs to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These measures could cause significant delays in the Company’s continued efforts to grow its business and may result in future debt covenant violations, which is critical to the realization of its business plan and the future operations of the Company.

2023 Restatement — The Company completed a comprehensive review of its oil and natural gas properties for the year ended December 31, 2024. During the review, the Company identified certain wells that had been sold on December 1, 2023 and proceeds received, however, the journal entry to record the sale was not completed. The Company determined that the net value of the oil and natural gas properties sold was not material to the audited consolidated balance sheets for the year ended December 31, 2023. Additionally, the Company determined the net loss of $2.3 million related to the oil and natural gas properties was not material to the audited $124.6 million loss for the year ended December 31, 2023. As a result, the Company has elected to correct this item by revising the presentation of the financial statements for the year ended December 31, 2023 in conjunction with the issuance of the December 31, 2024 financial statements and footnotes. The $2.3 million loss is reported in “gain (loss) on sale of assets” on the consolidated statements of operations for the year ended December 31, 2023. As a result of this restatement, depreciation, depletion and amortization decreased $1.1 million and impairment of oil and natural gas properties decreased $1.3 million for the year ended December 31, 2023.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Use of Estimates — The preparation of consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include timing and costs associated with asset retirement obligations, and oil and gas reserve quantities, which are the basis for the calculation of depreciation, depletion and impairment of oil and natural gas properties.

Cash and Cash Equivalents — Cash and cash equivalents consist of highly liquid investments, with original maturities of three months or less.

Concentrations of Credit Risk — The Company regularly has cash in financial institutions which, at times, may exceed depository insurance limits. The Company place such deposits with high credit quality institutions and has not experienced any credit losses. Substantially all the Company’s receivables are within the oil and gas industry, primarily from its oil and gas purchasers and joint interest owners. Although diversified within several companies, collectability is largely dependent upon the general economic conditions of the industry.

Accounts Receivable — The Company accrues for oil and natural gas sales based on actual production dates. These are due within 45 days of production. To the extent the Company has joint interest owners in properties, joint interest billings represent monthly billings to working interest owners in the properties the Company operates. Joint interest billings are due within 30 days, with a right of offset against revenues due to working interest owners in the respective properties. The Company determines its credit loss allowance for each type of receivable based on the length of time the receivable is past due, its previous loss history with adjustment as needed to reflect current economic condition including forecasts, and customers current ability to pay its obligation. The Company also bases its credit loss allowance for each type of receivable on its respective credit risks. The Company writes off specific receivables when they become uncollectible. Once an allowance is recorded, any subsequent payments received on such receivables are credited to the allowance for credit losses. To date, the Company has not experienced any pattern of credit losses and therefore has no allowance as of December 31, 2024 and 2023. The Company will continually monitor the creditworthiness of its counterparties by reviewing credit ratings, financial statements, and payment history.

Accounting for Oil and Gas Properties — The Company utilizes the successful efforts method of accounting for its oil and gas properties. Leasehold costs, tangible and intangible costs of development wells, and costs of successful exploration wells, are capitalized as incurred. Exploratory drilling costs and exploratory-type stratigraphic test wells are initially capitalized, or suspended, pending the determination of proved reserves. If proved reserves are found, drilling costs remain capitalized as proved properties. Costs of unsuccessful wells are charged to exploration expense. For exploratory wells that find reserves that cannot be classified as proved when drilling is completed, costs continue to be capitalized as suspended exploratory well costs if there have been sufficient reserves found to justify completion as a producing well and sufficient progress is being made in assessing the reserves and the economic and operating viability of the project. If management determines that future appraisal drilling or development activities are unlikely to occur, associated suspended exploratory well costs are expensed. In some instances, this determination may take longer than one year. Costs of unsuccessful exploration efforts are expensed in the period it is determined that proved reserves were not found and such costs are not recoverable through future revenues.  Geological and geophysical costs and delay rentals are expensed as incurred. The costs of development wells are capitalized whether productive or nonproductive. Upon the sale of proved properties, the cost and accumulated depletion are removed from the accounts and any gain or loss is charged to income.

Capitalized costs of proved oil and gas properties are depleted by an equivalent unit-of-production method, converting gas to oil at the ratio of six Mcf of gas to one barrel of oil. Proved leasehold acquisition costs, less accumulated amortization, are depleted over total proved reserves, which includes proved undeveloped reserves. Capitalized costs of wells and related equipment and facilities, including estimated asset retirement costs, net of estimated salvage values and less accumulated amortization are depreciated over proved developed reserves associated with those capitalized costs. Depletion is calculated by applying the depletion rate (amortizable base divided by beginning of period proved reserves) to current period production.

The Company reviews and evaluates its long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If there is an indication the carrying amount of an asset may not be recovered, the asset is assessed for potential impairment by management through an established process. If, upon review, the sum of the undiscounted pre-tax reserve cash flows is less than the carrying value of the asset, the carrying value is written down to estimated fair value. Because there is usually a lack of quoted market prices for long-lived assets, the fair value of impaired assets is typically determined based on the present values of expected future cash flows using discount rates believed to be consistent with those used by principal market participants or by comparable transactions. The expected future cash flows used for impairment reviews and related fair value calculations are typically based on judgmental assessments of future production volumes, commodity prices, operating costs, and capital

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

investment plans, considering all available information at the date of review. An impairment loss is measured as the amount by which asset carrying value exceeds the Level 3 fair value on an individual field-by-field basis.

The Company also performs a review of unproved property costs to determine (i) whether any leases associated with the property have expired or been abandoned, (ii) whether the subject property will be developed or (iii) if the carrying value of the property is not realizable.

Gains or losses are recorded for sales or dispositions of oil and gas properties which constitute an entire common operating field or which result in a significant alteration of the common operating field’s depletion rate. These gains and losses are classified as asset dispositions in the consolidated statements of operations.

Partial common operating field sales or dispositions deemed not to significantly alter the depletion rate are generally accounted for as adjustments to capitalized costs with no gain or loss recognized.

Other Property, Plant and Equipment — Other property, plant and equipment includes buildings, office furniture, transportation equipment and office equipment. Renewals and betterments, which substantially extend the useful lives of the assets, are capitalized. Maintenance and repairs are expensed when incurred. Buildings are stated at cost and depreciated over the estimated useful life of 25 years using straight-line method. Other property and equipment are generally depreciated using the straight-line method over three to seven years. The Company reviews its long-lived assets and property for impairment when events and circumstances indicate a possible decline in the recoverability of the carrying value of the asset or property. There were no impairments during the years ended December 31, 2024 and 2023.

Other Assets — Other assets consists primarily of water production facilities, operating bonds and yard equipment. Water production facilities are depreciated straight line over a useful life of 10 years.

Revenue Recognition — Revenue from the sale of oil and natural gas are recognized, as the product is delivered to the customers’ custody transfer points and collectability is reasonably assured. The Company fulfills the performance obligations under the customer contracts through daily delivery of oil and natural gas to the customers’ custody transfer points. Revenues are recorded on a monthly basis using the prices received under the Company’s contracts. These contracts are generally derived from stated market prices which are adjusted to reflect deductions, including transportation, fractionation and processing. As a result, the revenues from the sale of oil and natural gas are subject to change with the increase or decrease in market prices. As a result, the sales of oil and natural gas, as presented on the consolidated statements of operations, represent the Company’s share of revenues, net of gathering and processing costs, net of royalties and excluding revenue interests owned by others. When selling oil and natural gas on behalf of royalty owners or working interest owners, the Company acts as an agent and therefore reports the revenue on a net share basis. To the extent actual volumes and prices of oil and natural gas sales are unavailable for a given reporting period because of timing or information not received from third parties, the expected sales volumes and prices for those properties are estimated and recorded. Historically, differences between revenue estimates and actual revenue received have not been significant.

The majority of product sale commitments of the Company are short-term in nature with a contractual term of one year or less. For these contracts, the Company applies the practical expedient in Accounting Standards Codification (“ASC”) 606-10-50-14, which exempts entities from disclosing the transaction price allocated to remaining performance obligations, if any, if the performance obligation is part of a contract that has an original expected duration of one year or less.

For contracts with terms greater than one-year, the Company does not disclose the value of unsatisfied performance obligations under its contracts with customers as it applies the practical expedient in ASC 606-10-50-14A, which applies to variable consideration that is recognized as control of the product is transferred to the customer. Since each unit of product represents a separate performance obligation, future volumes are wholly unsatisfied, and disclosure of the transaction price allocated to remaining performance obligations is not required.

Debt Issuance Costs — Direct costs incurred by the Company associated with its term loans are capitalized included in the consolidated balance sheets within “long-term debt, net” as of December 31, 2024. These costs are amortized over the life of the applicable credit facility and reported as “interest expense, net” on the consolidated statements of operations.

Income Taxes — Peak Exploration & Production, LLC, is an LLC classified as a partnership for federal income tax purposes. Accordingly, no provision for income tax has been recorded as the income, deductions, expenses and credits of the Company are reported on the individual income tax returns of the Company’s members.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Under professional standards, the Company’s policy is to evaluate the likelihood that its uncertain tax positions will prevail upon examination based on the extent to which those positions have substantial support within the Internal Revenue Code and Regulations, revenue rulings, court decisions and other evidence.

The federal income tax returns of the Company are subject to examination by the Internal Revenue Service (“ IRS”), generally for the three years after they were filed. The Company expects no material changes to its unrecognized tax positions within the next 12 months.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. No interest and penalties related to uncertain tax positions were accrued at December 31, 2024.

Fair Value of Financial Instruments — Certain assets and liabilities of the Company are measured at fair value at each reporting date. Fair value represents the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants. This price is commonly referred to as the “exit price.” Fair value measurements are classified according to a hierarchy that prioritizes the inputs underlying the valuation techniques and requires that assets and liabilities are classified in their entirety based on the lowest level input that is significant to the fair value measurement. This hierarchy consists of three broad levels:

•	Level 1 – Observable inputs that are based upon quoted market prices for identical assets and liabilities within active markets.
•

Level 2 – Observable inputs other than Level 1 that are based upon quoted market prices for similar assets or liabilities, based upon quoted prices within inactive markets, or inputs other than quoted market prices that are observable through market data for substantially the full term of the asset or liability.

•

Level 3 – Inputs that are unobservable for the particular asset or liability due to little or no market activity and are significant to the fair value of the asset or liability. These inputs reflect assumptions that market participants would use when valuing the particular asset or liability.

Financial assets and liabilities are classified based on the lowest level of input that is significant to the fair value measurement. Management’s assessment of the significance of a particular input to the fair value measurement requires judgment and may affect the valuation of the fair value of assets and liabilities and their placement within the fair value hierarchy levels.

Because considerable judgment may be required to develop estimates of fair value, the estimates provided may not be indicative of the amounts the Company could realize upon the sale or refinancing of financial instruments.

Share-Based Payments — The Company accounts for stock options through the measurement and recognition of compensation expense for all share-based payment awards to employees and directors based on estimated grant date fair values. The Company accounts for forfeitures of equity-based incentive awards as they occur.

Oil and Natural Gas Revenue Payable — Oil and natural gas revenue payable represents amounts collected by the Company from purchasers of crude oil and natural gas sales due to other revenue interest owners. Generally, the Company is required to remit amounts due within 30 days of the end of the month in which the related production occurred.

Asset Retirement Obligation — The Company recognizes an estimated liability for future costs associated with the abandonment of its oil and natural gas properties. A liability for the fair value of an asset retirement obligation and a corresponding increase to the carrying value of the related long-lived asset are recorded at the time a well is completed or acquired and is considered a Level 3 fair value measurement. The Company depletes the amount added to proved oil and natural gas property costs and recognizes accretion expense in connection with the discounted liability over the remaining estimated economic lives of the respective oil and natural gas properties.

The Company’s estimated asset retirement obligation liability is based on historical experience in abandoning wells, estimated economic lives, estimates as to the cost to abandon the wells in the future, and federal and state regulatory requirements. The liability is discounted using a credit-adjusted risk-free rate estimated at the time the liability is incurred or revised. Revisions to the liability are due to increases in estimated abandonment costs and changes in well economic lives, or if federal or state regulators enact new requirements regarding the abandonment of wells.

Inventory — Inventories consist of tubular goods and other oil and gas related materials valued at the lower of cost or net realizable value, determined by specific identification.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Commodity Derivatives — The Company entered into certain commodity derivative contracts to reduce its exposure to fluctuations in commodity prices related to oil and natural gas production. Derivative instruments are not designated as cash flow hedges for accounting purposes. Unrealized gains and losses on commodity derivative contracts, at fair value, are included on the consolidated balance sheets as either current or non-current assets or liabilities based on the anticipated timing of cash settlements under the related contracts. Realized gains and losses result from cash settlement of derivative instruments and unrealized changes in the fair values of unsettled derivative instruments are included in other income (expense) in the consolidated statements of operations.

Leases — The Company records a right-of-use asset and a lease liability on the consolidated balance sheets for all leases with terms longer than 12 months. Leases are classified as either finance or operating, with classification affecting the pattern of expense recognition on the statement of operations. The Company determines if an arrangement is a lease at inception. The Company elected the short-term lease recognition exemption for all leases that qualified. Under current lease agreements, there are no residual value guarantees or restrictive lease covenants. In calculating the ROU assets and lease liabilities, several assumptions and judgments were made by the Company, including whether a contract is or contains a lease under the new definition, and the determination of the weighted-average discount rate. Lease liabilities are calculated using a risk-free discount rate.

Leased right-of-use assets are subject to impairment testing as a long-lived asset at the asset-group level. The Company monitors its long-lived assets for indicators of impairment. As the Company’s leased right-of-use assets primarily relate to office facilities and equipment leases, early abandonment of all or part of a facility as part of a restructuring plan is typically an indicator of impairment. If impairment indicators are present, the Company tests whether the carrying amount of the leased right-of-use asset is recoverable including consideration of sublease income, and if not recoverable, measures impairment loss for the right-of-use asset or asset group.

Commitments and Contingencies — Liabilities for loss contingencies arising from claims, assessments, litigation or other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Liabilities for environmental remediation or restoration claims resulting from allegations of improper operation of assets are recorded when it is probable that obligations have been incurred and the amounts can be reasonably estimated.

Segments — The chief operating decision maker (CODM) of the Company is the Chief Executive Officer (CEO). The Company operates in a single reportable segment, which is a single operating segment. All of the Company’s operations are managed on a consolidated basis, conducted in the continental United States, and relate to the acquisition, development and production of oil and natural gas assets. The significant segment expenses provided to the CODM for purposes of allocating resources and assessing financial performance include lease operating expense, production taxes, general and administrative expense, depletion, depreciation, amortization, and accretion, and interest expense. These significant expenses are the same as the line items presented in the consolidated statements of operations. Consolidated net income is the measure used by the CODM to assess performance and determine resource allocation.

Recent Accounting Announcements — In November 2024, FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses (DISE). The ASU primarily requires companies to disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. The guidance will be applied on a prospective basis with the option to apply the standard retrospectively. The new guidance will be effective for the Company’s year ending December 31, 2027 and interim periods during the year ended December 31, 2028. The Company does not believe the new guidance will have a material impact on its consolidated financial statements and related disclosures.

Note 2. Accounts Receivable

The following table reflects the components of accounts receivable of the Company (in thousands):

	December 31,
	2024	2023
Oil and natural gas sales	$8,495	$12,108
Joint interest billings	5,821	5,123
Other	9	5
Gross accounts receivable	14,325	17,236
Allowance for credit losses	—	—
Net accounts receivable	$14,325	$17,236

Amounts billed and due are recorded as trade accounts receivable and included in accounts receivable in the Company’s consolidated balance sheets. The Company’s gross accounts receivable balance at January 1, 2023 was $14.3 million.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 3. Oil and Natural Gas Properties

The following table reflects the aggregate capitalized costs associated with the Company (in thousands):

	December 31,
	2024	2023
Oil and natural gas properties:
Unproved properties	$25,622	$30,633
Proved properties	512,531	506,857
Work in process	11,479	17,069
Total oil and natural gas properties	549,632	554,559
Less: Accumulated depreciation, depletion, amortization and impairment	(418,516)	(409,785)
Oil and natural gas properties, net	$131,116	$144,774

Depletion expense was $11.4 million and $25.2 million for the years ended December 31, 2024 and 2023, respectively. Certain leases associated with unproved property were allowed to expire, resulting in abandonment expenses of $3.2 million and $2.9 million for the years ended December 31, 2024 and 2023, respectively. The Company had no exploratory wells costs during the years ended December 31, 20243 and 2023.

There was no impairment of oil and natural gas properties for the year ended December 31, 2024. The Company recorded abandonment expense of $3.1 million during the year ended December 31, 2024 related to unproved well locations the Company does not intend to drill. The Company recorded an impairment of oil and natural gas properties of $110.5 million for the year ended December 31, 2023.

Note 4. Revenue

The following table presents the disaggregation of oil and natural gas revenue of the Company (in thousands):

	Year Ended December 31,
	2024	2023
Oil sales	$37,152	$43,553
Natural gas sales	4,588	6,078
Total oil and natural gas sales, net	$41,740	$49,631

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Note 5. Other Property, Plant and Equipment

The following table presents the other property, plant and equipment of the Company (in thousands):

	December 31,
	2024	2023
Building and improvements	$3,175	$3,175
Office furniture and equipment	1,107	1,045
Land	594	594
Transportation equipment	379	379
Other	29	29
Total property and equipment	5,284	5,222
Less: accumulated depreciation	(3,545)	(3,360)
Total property and equipment, net	$1,739	$1,862

For each of the years ended December 31, 2024 and 2023, the Company recorded depreciation expense for other property and equipment of $0.2 million.

Note 6. Other Assets

The following table presents the other assets of the Company (in thousands):

	December 31,
	2024	2023
Water production facilities	$4,308	$4,308
Operating bonds	100	100
Yard equipment	260	260
Total property and equipment	4,668	4,668
Less: accumulated depreciation and amortization	(3,118)	(2,667)
Total other assets, net	$1,550	$2,001

For each of the years ended December 31, 2024 and 2023, the Company recorded depreciation expense on the water production facilities of $0.5 million.

Note 7. Asset Retirement Obligations

The following table presents changes in asset retirement obligations of the Company (in thousands):

	Year Ended December 31,
	2024	2023
Asset retirement obligations at beginning of period	$2,678	$2,491
Liabilities incurred	17	35
Liabilities settled and divested	(18)	(71)
Revision of estimated obligation	—	—
Accretion expense on discounted obligation	223	223
Asset retirement obligations at end of period	$2,900	$2,678

Note 8. Commodity Derivatives

Derivative Financial Instruments — The Company’s primary market exposure is to adverse fluctuations in the prices of crude oil. The primary objective of the Company’s risk management policy is to preserve and enhance the value of the Company’s production. The Company uses derivative instruments, primarily swap and collar contracts, to manage the price risk associated with oil production and the resulting impact on cash flow and revenues. The Company’s management is responsible for approving risk management policies and for establishing the Company’s overall risk mitigation. Management is responsible for proposing hedge recommendations, execution of the approved hedging plan, oversight of the risk management process including methodologies used for valuation and risk

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

measurement.

Derivative instruments expose the Company to counterparty credit risk. The Company enters into these contracts with a major financial institution that it considers creditworthy. In addition, the Company’s agreements reduce credit risk by permitting the Company to net settle for transactions with the same counterparty.

As with most derivative instruments, the Company’s derivative contracts contain provisions that may allow another party to require security from the counterparty to ensure performance under the contract. The security may be in the form of, but not limited to, a letter of credit, security interest or a performance bond.

The terms of the Company’s agreements provide for offsetting of amounts owed or owing between it and the counterparty, at the election of both parties, for transactions that occur on the same date and in the same currency. The Company’s agreements also provide that in the event of an early termination, the counterparty has the right to offset amounts owed or owing under that and any other agreement between the parties. The Company’s accounting policy is to offset these positions in its accompanying consolidated balance sheets.

The Company had the following outstanding commodity derivative financial instruments outstanding at December 31, 2024:

	Year Ended December 31,
	2025	2026	2027	2028
Natural gas swaps:
Notional volume (MMBtu)	837,273	532,315	270,063	—
Weighted average swap price ($/MMBtu)	$3.63	$3.62	$3.77	—
Natural gas collars:
Notional volume (MMBtu)	291,610	355,795	398,129	—
Weighted average ceiling price ($/MMBtu)	$4.10	$4.25	$4.26	—
Weighted average floor price ($/MMBtu)	$3.11	$3.25	$3.24	—
Oil swaps:
Notional volume (Bbl)	299,678	212,970	97,675	4,464
Weighted average swap price ($/Bbl)	$65.65	$63.32	$64.06	$64.40
Oil collars:
Notional volume (Bbl)	25,256	52,151	107,202	4,464
Weighted average ceiling price ($/Bbl)	$71.84	$69.18	$67.85	$69.00
Weighted average floor price ($/Bbl)	$62.04	$59.35	$57.63	$58.50

Derivative Gains and Losses — Cash receipts and payments reflect the gains or losses on derivative contracts which matured during the applicable period, calculated as the difference between the contract price and the market settlement price of matured contracts. The derivative contracts of the Company are settled based upon reported settlement prices on commodity exchanges, with crude oil derivative settlements based on the New York Mercantile Exchange (“NYMEX”) West Texas Intermediate pricing and natural gas derivative settlements based primarily on NYMEX Henry Hub pricing. Non-cash gains and losses represent the change in fair value of derivative instruments which continued to be held at period end and the reversal of previously recognized non-cash gains or losses on derivative contracts that matured during the period.

The following table summarizes the commodity derivative activity of the Company (in thousands):

	Year Ended December 31,
	2024	2023
Cash paid on derivatives	$(217)	$(3,662)
Non-cash gain on derivatives	(1,911)	5,266
Gain (loss) on commodity derivatives	$(2,128)	$1,604

Financial Statement Presentation — All derivative financial instruments are recognized at their current fair value as either assets or liabilities in the consolidated balance sheets. The Company determines the current and long-term classification based on the timing of expected future cash flows of individual trades. Amounts related to contracts allowed to be netted upon payment subject to a master netting arrangement with the same counterparty are reported on a net basis in the consolidated balance sheets.

The following table presents the fair value of the commodity derivative instruments of the Company on a gross basis and on a net basis

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

as presented in the consolidated balance sheets for the periods indicated (in thousands):

	December 31, 2024
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$89	$—	$89
Commodity derivative asset, noncurrent	—	—	—
Total commodity derivative assets	$89	$—	$89
Commodity derivative liabilities:
Commodity derivative liability, current	$(1,156)	$—	$(1,156)
Commodity derivative liability, noncurrent	(1,339)	—	(1,339)
Total commodity derivative liabilities	$(2,495)	$—	$(2,495)

	December 31, 2023
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$1,043	$(347)	$696
Commodity derivative asset, noncurrent	—	—	—
Total commodity derivative assets	$1,043	$(347)	$696
Commodity derivative liabilities:
Commodity derivative liability, current	$(347)	$347	$—
Commodity derivative liability, noncurrent	(1,191)	—	(1,191)
Total commodity derivative liabilities	$(1,538)	$347	$(1,191)

Note 9. Fair Value Measurements

The Company’s financial instruments consist of cash and cash equivalents, trade receivables, trade payables, accrued liabilities, long-term debt, and derivatives. The carrying value of cash and cash equivalents, trade receivables, and trade payables and accrued liabilities are considered to be representative of their fair market value due to the short maturity of these instruments.

The Company’s debt is subject to variable interest rates and accordingly its carrying value is considered to be representative of its fair market value.

The following table provides the carrying value and fair value measurement information for certain of the financial assets and liabilities of the Company (in thousands):

			Fair Value Measurements Using:
	Carrying	Total	Level 1	Level 2	Level 3
	Amount	Fair Value	Inputs	Inputs	Inputs
December 31, 2024 assets (liabilities):
Commodity derivatives	$(2,406)	$(2,406)	$—	$(2,406)	$—
December 31, 2023 assets (liabilities):
Commodity derivatives	$(495)	$(495)	$—	$(495)	$—

The following methods and assumptions were used to estimate the fair values in the table above.

Level 2 Fair Value Measurements

Commodity derivatives — The fair value of commodity derivatives is estimated using observable market data and assumptions with adjustments based on widely accepted valuation techniques. A discounted cash flow analysis on the expected cash flows of each derivative reflects the contractual terms of the derivative, including period to maturity, and uses observable market-based inputs, including interest rate curves, implied volatilities and credit risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities of the Company are reported at fair value on a nonrecurring basis in the consolidated financial statements. The following methods and assumptions were used to estimate the fair values for those assets and liabilities.

Asset retirement obligations — The fair value of asset retirement obligations is estimated using discounted cash flow projections using numerous estimates, assumptions and judgments regarding such factors as the existence of a legal obligation, estimated plugging and abandonment costs, timing of remediation, the credit-adjusted risk-free rate and inflation rate. Significant unobservable inputs (Level 3) utilized in the determination of asset retirement obligations include estimated plugging and abandonment costs of approximately $0.1 million per well, the timing of remediation, which is estimated based on the aggregate average useful life of the Company’s wells, and the credit adjusted risk free rate.

Proved Oil and Natural Gas Reserves — The Company’s estimates of proved and proved developed reserves are the major component of its impairment calculations for oil and natural gas properties. The Company reviews and evaluates its oil and natural gas properties for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If there is an indication the carrying amount of oil and natural gas properties may not be recovered, the asset is assessed for potential impairment by management through an established process. If, upon review, the sum of the undiscounted pre-tax reserve cash flows is less than the carrying value of the asset, the carrying value is written down to estimated Level 3 fair value. Because there is usually a lack of quoted market prices for long-lived assets, the fair value of impaired assets is typically determined based on the present values of expected future cash flows using discount rates believed to be consistent with those used by principal market participants or by comparable transactions. The Company’s proved reserves represent the element of these calculations that require various subjective judgments. Estimates of proved reserves are forecasts based on engineering data, projected future rates of production and the timing of future expenditures. These forecasts rely heavily on historical experience of production results, incurred capital costs, operating expenses and workover experience, among other factors. An impairment loss is measured as the amount by which asset carrying value exceeds fair value on an individual field-by-field basis.

Note 10. Debt And Related Expenses

The following table presents the outstanding debt and related expenses of the Company (in thousands):

	December 31,
	2024	2023
Fortress Credit Agreement	54,250	58,900
Total debt, including current portion	54,250	58,900
Debt issuance costs	(2,069)	(2,935)
Total debt, including current portion, net	52,181	55,965
Less: current portion of debt	6,200	6,200
Long-term debt, net	$45,981	$49,765

Debt maturities as of December 31, 2023, including current portion, are as follows (in thousands):

2025	$6,200
2026	6,200
2027	41,850
Total	$54,250

Wells Fargo Credit Facility — In June 2019, the Company entered into the third amended and restated credit agreement with Wells Fargo Bank, NA for a Senior Secured Revolving Credit Facility (“Credit Facility”).

In February 2022, the Company entered into a new amendment that increased the borrowing base to $24.0 million. The Credit Facility was due May 2023, bore interest at 2.85% at December 31, 2022 and the Company recorded interest expense of $0.8 million for the year ended December 31, 2022. The Credit Facility was repaid in full during January 2023 by the Fortress Credit Agreement, as discussed below.

Senior Secured Second Lien — On November 16, 2018, the Company entered into a Senior Secured Second Lien Note Purchase Agreement (“NPA”) with Allianz Global Investors GMBH and other lenders, with US Bank, NA acting as the administrative agent. The

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

NPA matured on November 16, 2023, and bore interest at a rate of LIBOR plus 6.75% rate, which averaged 9.00% for the year ended December 31, 2022. For the year ended December 31, 2022, the Company recorded interest expense of $4.1 million for the NPA. The NPA was repaid in full during January 2023 by the Fortress Credit Agreement, as discussed below.

Fortress Credit Agreement — On January 31, 2023, the Company (“Borrower”) entered into a new Credit and Guaranty Agreement with Fortress Credit Corp. (“Credit Agreement”) with initial loan commitments of $62.0 million provided by Fortress Credit Corp. and Cargill, Incorporated (collectively, the “Lenders”). Upon execution of the Credit Agreement, the Company was issued a new term loan with the Lenders for the full commitment amount of $62.0 million which matures on January 31, 2027 (“Maturity Date”). Proceeds from the new loan were utilized to repay in full the existing Credit Facility and NPA, as well as debt issuance costs. The remaining unused proceeds served as additional cash to the Company’s consolidated balance sheet.

Initially, the obligations under the Credit Agreement are guaranteed by certain of the Borrower’s subsidiaries (the “Guarantors”) and the Credit Agreement is secured by substantially all of the assets owned by the Company and the Guarantors (subject to customary exceptions). Borrowings outstanding under the Credit Agreement will initially be Term SOFR Loans (as defined in the Credit Agreement) which bear interest at a rate equal to the sum of (i) the Term SOFR Rate for a three-month interest period, plus 0.15% (“Adjusted Term SOFR Rate”); and (ii) 8.00% per annum. The Administrative Agent (permitted only as expressly set forth in Section 2.07 of the Credit Agreement), may convert any outstanding Term SOFR Loan to an ABR Loan (as defined in the Credit Agreement). Borrowings constituting ABR Loans shall bear interest at a rate equal to the sum of (i) the Alternate Base Rate, defined as the greater of (a) the Prime Rate and (b) the NYFRB Rate plus 0.50%; and (ii) 7.00% per annum. The interest rate at December 31, 2024 was 12.74%. Interest accrued on all outstanding loans is payable at the end of each quarter, through the Maturity Date.

The Company is required to repay to the Lenders an amount equal to 2.50% of the aggregate principal amount of the outstanding loans, including accrued interest, on the last day of each quarter. Furthermore, the Company is subject to mandatory repayment provisions, including in the event of default where the Lenders elect to accelerate amounts due. The Credit Agreement further outlines the ability to prepay the loans in whole, or in part, at the option of the Company. In the event of any repayment or prepayment of the loans, the Company shall immediately pay the applicable premium (as defined in the Credit Agreement) and all accrued interest.

The Credit Agreement contains restrictive covenants that limit the Company’s ability to, among other things: (i) incur additional indebtedness; (ii) incur liens; (iii) enter into mergers; (iv) dispose of assets; (v) engage in new business type; (vi) make any investments; (vii) enter into certain swap agreements; (viii) make restrictive payments; and (ix) engage in certain transactions with affiliates. These restrictive covenants are subject to a number of important exceptions and qualifications.

In addition, the Credit Agreement requires the Company to maintain compliance with the following financial ratios determined as of the last day of the quarter: (A) a current ratio (as defined in the Credit Agreement) of no less than 1.00 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.75 to 1.00; (C) a leverage ratio (as defined in the Credit Agreement) of no more than 2.75 to 1.00; and (D) liquidity (as defined in the Credit Agreement) of not less than $5.0 million. Furthermore, for any year, general and administrative expenses (as defined in the Credit Agreement) attributable to the Company must not exceed $8.5 million. On April 24, 2024, the Company entered into the First Amendment to the Credit Agreement, which moved the payment date for the required quarterly principal and interest payments to the first business day of the immediately succeeding quarter. As of December 31, 2024, the company was not in compliance with the current ratio of no less than 1.00 to 1.00. However, on February 28, 2025, the Company received a waiver related to non-compliance with the current ratio. On May 9, 2025, the Company entered into the Second Amendment to the Credit Agreement which modified certain covenants with an effective date of March 31, 2025 and applicable compliance period commencing with the quarter ended March 31, 2025 through and including the quarter ended March 31, 2026. Covenants that were amended include: (A) a current ratio (as defined in the Credit Agreement) of no less than .85 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.50 to 1.00; and (C) a leverage ratio (as defined in the Credit Agreement) of no more than 3.00 to 1.00. The Company believes it will be in compliance with these and all other financial covenants through and including March 31, 2026. As of December 31, 2024, the Company was in compliance with all other covenants outlined above. At the end of the applicable compliance period, the covenants will revert back to the original covenants listed above.

Note 11. Equity and Share Based Compensation

Preferred Equity — The Company has issued 958,864 units of preferred shares for cash totaling $95.9 million as of December 31, 2024 and 2023. The Company has not issued any preferred shares since 2018.  The preferred shares include the following characteristics and rights:

•	When declared, the Company shall pay distributions in cash to the holders of the preferred shares in the amount of 6.0% per annum, paid in arrears.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

•All or a portion of the preferred shares and accrued but unpaid interest can be converted into common unitsat a price of $65.00 per unit, or the conversion price then in effect at the time of conversion.

•	Each holder of the preferred shares is entitled to one vote per preferred share.
•	The preferred shares include a liquidation preference over common units.

The preferred shares may not demand repayment of the equity or accrued dividends, and if not converted to common units, once the amount of the preferred shares and all accrued dividends has been paid, the holders have no additional rights or claims to the assets of the Company. For the years ended December 31, 2024 and 2023 no dividends have been declared, therefore, are not recorded on the consolidated balance sheets. As of December 31, 2024 and 2023, the balance of the accumulated undeclared distributions totaled $49.7 million and $43.9 million, respectively. The accumulated liquidation preference as of December 31, 2024 and 2023 totaled $145.6 million and $139.8 million, respectively.

Share Based Compensation — The Company has a total of 87,389 options outstanding for the years ended December 31, 2024 and 2023. The options are exercisable at a price of $100 per option. There were no options granted, forfeited or exercised for the years ended December 31, 2024 and 2023 and the Company had no compensation expense for the years ended December 31, 2024 and 2023.

The approximate remaining weighted-average contractual term of options outstanding at December 31, 2024 is approximately four years. At December 31, 2024, all options were vested and the Company had no unrecognized share-based compensation expense.

Note 12. Leases

The following table summarizes the operating leases of the Company for the periods indicated (in thousands):

	December 31,
	2024	2023
Operating lease expenses	$151	$131
Cash paid for operating lease liabilities	$151	$131
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$—
Amortization of right-of-use assets	$152	$144
Lease liability balance	$353	$498
Weighted-average discount rate (%)	1.37	1.37
Weighted-average remaining lease term (years)	2.6	3.6

Total expense for all leases for the years ended December 31, 2024 and 2023 was $1.9 million and $1.8 million, respectively.

Future minimum annual lease payments as of December 31, 2024 are as follows (in thousands):

2025	$141
2026	131
2027	88
Thereafter	—
Total lease payments	360
Less: interest	(7)
Present value of lease liabilities	$353

Note 13. Commitments And Contingencies

Environmental Matters — Various federal, state and local laws and regulations covering the discharge of materials into the environment, or otherwise relating to the protection of the environment, may affect the operations and the cost of crude oil and natural gas exploration, development, and production operations of the Company. The Company does not anticipate that it will be required in the near future to expend significant amounts for compliance with such federal, state and local laws and regulations, and therefore, no amounts have been accrued for such purposes. At December 31, 2024 and 2023, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Government Regulation — Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, royalty rates, and various other matters, including taxation. Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. As of December 31, 2024 and 2023, the Company has not been fined or cited for any violations of governmental regulations that would have a material adverse effect upon the financial condition, capital expenditures, earnings, or competitive position of the Company in the oil and gas industry.

Litigation — The Company is involved in various legal proceedings including, but not limited to, commercial disputes, claims from royalty and surface owners, property damage claims, personal injury claims, regulatory compliance matters, disputes with tax authorities and other matters. While the outcome of these legal matters cannot be predicted with certainty, the Company does not expect any such matters to have a material effect on its financial condition, results of operations or cash flows.

Note 14. Related Party Transactions

The Company is subject to an Administrative Service Agreement (“ASA”) with Peak BLM Lease, LLC (“Peak BLM”), an affiliate, that specifies the Company will perform administrative duties associated with Peak BLM’s properties. Per the ASA, Peak BLM is to pay the Company approximately $0.1 million monthly. For the year ended December 31, 2024 and 2023 the Company received reimbursements, for the administrative duties, from Peak BLM in the amount of $0.6 million and $1.8 million, respectively. These reimbursements are reflected as a reduction to “general and administrative” on the accompanying unaudited condensed consolidated statements of operations for the year ended December 31, 2024 and 2023. For the year ended December 31, 2023, Peak BLM prepaid $0.6 million for the administrative duties to be provided in 2024, and therefore this payment is included in “accounts payable and accrued expenses” on the accompanying condensed consolidated balance sheets for the year ended December 31, 2023. In addition, the Company performs as the administrator of three jointly owned wells for the year ended December 31, 2024 and one jointly owned well for the nine months ended December 31, 2023, which resulted in Peak BLM paying $1.9 million and $0.4 million for year ended December 31, 2024 and 2023, respectively, for capital expenditures and/or lease operating expenses. During the year ended December 31, 2024, the Company sold interests in two operated wells to Peak BLM in the amount of $3.2 million, which represents the historical book value of the wells. In addition, the Company purchased interest in one operated well from Peak BLM in the amount $1.0 million, which represents the historical book value of the well. There were no other related party balances for the year ended December 31, 2024, and 2023.

Note 15. Supplemental Cash Flow Information

The following table provides certain supplemental cash flow information for the periods indicated (in thousands):

	December 31,
	2024	2023
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$6,208	$8,841
Supplemental Disclosure of Non-Cash Information:
Oil and natural gas additions through accounts payable and accrued expenses	$477	$9,246
Revisions and additions to asset retirement obligations	$17	$35
Asset retirement obligations settled and divested	$(18)	$(71)

Note 16. Subsequent Events

In preparing the accompanying consolidated financial statements of the Company, management has evaluated all subsequent events and transactions for potential recognition or disclosure through May 9, 2025, the date the consolidated financial statements of the Company were available for issuance. All subsequent events requiring recognition have been incorporated into these consolidated financial statements.

Note 17. Supplemental Oil and Natural Gas Information (Unaudited)

Supplemental unaudited information regarding the Company’s oil and natural gas activities is presented in this note. All of the Company’s oil and natural gas reserves are located in the U.S.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

Costs Incurred — The following table reflects the costs incurred in oil and natural gas property acquisition, exploration, and development activities (in thousands):

	For the Year Ended December 31,
	2024	2023
Property acquisition costs:
Proved properties	$985	$—
Unproved properties	1,526	—
Exploration costs	—	—
Development costs	2,776	9,396
Costs incurred	$5,287	$9,396

Results of Operations — The following table includes revenues and expenses associated with the Company’s oil and natural gas producing activities (in thousands):

	Year Ended December 31,
	2024	2023
Oil and natural gas sales, net	$41,740	$49,631
Lease operating	(11,750)	(13,243)
Depletion, depreciation and amortization expense	(12,183)	(25,967)
Accretion	(223)	(223)
Impairment of oil and natural gas properties	—	(110,533)
Abandonment	(6,232)	(2,882)
Results of operations	$11,352	$(103,217)

Estimated Quantities of Proved Oil and Natural Gas Reserves — Oil and natural gas reserve quantity estimates are subject to numerous uncertainties inherent in the estimation of quantities of proved reserves and in the projection of future rates of production and the timing of development expenditures. The accuracy of such estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Results of subsequent drilling, testing and production may cause either upward or downward revision of previous estimates. Further, the volumes considered to be commercially recoverable fluctuate with the changes in prices and operating costs. Reserve estimates are inherently imprecise and those estimates of new discoveries are more imprecise than those of currently producing oil and natural gas properties. Accordingly, these estimates are expected to change as additional information becomes available in the future.

A summary of the Company’s change in quantities of proved oil and natural gas reserves for the years ended December 31, 2024 and 2023 are as follows:

	Year ended December 31, 2024
	Oil	Natural Gas	Liquids*	Total
	(Bbl)	(Mcf)	(Bbl)	Boe
Proved reserves as of December 31, 2023	5,010,788	28,234,844	—	9,716,595
Revisions of previous estimates	(458,821)	(2,852,877)	—	(934,300)
Extensions, discoveries and other additions	1,117,469	9,592,578	—	2,716,232
Production	(506,815)	(2,323,428)	—	(894,053)
Purchases (sales) of minerals in place	(29,247)	(616,885)	—	(132,062)
Proved reserves as of December 31, 2024	5,133,374	32,034,232	—	10,472,412
Proved developed reserves
Beginning of year	4,305,614	20,374,318	—	7,701,334
End of year	3,562,351	18,283,125	—	6,609,539
Proved undeveloped reserves
Beginning of year	705,174	7,860,526	—	2,015,261
End of year	1,571,023	13,751,092	—	3,862,872

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

	Year ended December 31, 2023
	Oil	Natural Gas	Liquids*	Total
	(Bbl)	(Mcf)	(Bbl)	Boe
Proved reserves as of December 31, 2022	6,929,652	35,244,352	—	12,803,711
Revisions of previous estimates	(1,588,707)	(6,047,568)	—	(2,596,635)
Extensions, discoveries and other additions	249,775	1,614,283	—	518,822
Production	(571,769)	(2,484,069)	—	(985,781)
Purchases (sales) of minerals in place	(8,163)	(92,154)	—	(23,522)
Proved reserves as of December 31, 2023	5,010,788	28,234,844	—	9,716,595
Proved developed reserves
Beginning of year	5,358,626	23,079,409	—	9,205,194
End of year	4,305,614	20,374,318	—	7,701,334
Proved undeveloped reserves
Beginning of year	1,571,026	12,164,943	—	3,598,517
End of year	705,174	7,860,526	—	2,015,261

* The Company has not historically separately reported reserve quantities for liquids

For the year ended December 31, 2024, extensions, discoveries and other additions resulted from fourteen new wells drilled for 361,753 BOE and the addition of twelve proved undeveloped locations for 2,354,479 BOE. Revisions for the year ended December 31, 2024 were largely driven by lower commodity prices during the year. Lower commodity prices decrease the overall value of reserves along with the amount of economically recoverable reserves quantities.

For the year ended December 31, 2023, extensions, discoveries and other additions resulted primarily from thirty-six new wells drilled for 517,531 BOE. Revisions for the year ended December 31, 2023 were largely driven by lower commodity prices during the year. Lower commodity prices decrease the overall value of reserves along with the amount of economically recoverable reserves quantities.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Natural Gas Reserves — The standardized measure of discounted future net cash flows does not purport to be, nor should it be interpreted to present, the fair value of the oil and natural gas reserves of the property. An estimate of fair value would take into account, among other things, the recovery of reserves not presently classified as proved, the value of proved properties and consideration of expected future economic and operating conditions.

Proved reserves were estimated in accordance with guidelines established by the Securities and Exchange Commission (“SEC”), which require that reserve estimates be prepared under existing economic and operating conditions based upon the 12-month unweighted average of the first day of the month spot prices prior to the end of the reporting period. These SEC prices as of December 31, 2024 and 2023 were $75.48 and $78.22 per barrel of oil and $2.13 and $2.64 per MMBtu of natural gas, respectively.

The estimated realized prices used in computing the Company’s reserves as of December 31, 2024 were as follows: (i) $73.60 per barrel of oil, and (ii) $1.98 per Mcf of natural gas. The estimated realized prices used in computing the Company’s reserves as of December 31, 2023 were as follows: (i) $77.16 per barrel of oil, and (ii) $2.66 per Mcf of natural gas.

All realized prices are held flat over the forecast period for all reserve categories in calculating the discounted future net cash flows. In accordance with SEC regulations, the proved reserves were anticipated to be economically producible from the "as of date" forward based on existing economic conditions, including prices and costs at which economic producibility from a reservoir was determined. These costs, held flat over the forecast period, include development costs, operating costs, ad valorem and production taxes and abandonment costs after salvage. Future income tax expenses would have been computed using the appropriate year-end statutory tax rates applied to the future pretax net cash flows from proved oil and natural gas reserves, less the tax basis of the oil and natural gas properties of the Company. The estimated future net cash flows are then discounted at a rate of 10.0%.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2024 AND 2023

The following table presents the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the periods presented (in thousands):

	December 31,
	2024	2023
Future cash inflows	$441,235	$461,643
Future production costs	(208,937)	(229,284)
Future development and abandonment costs	(55,169)	(29,650)
Future income taxes	—	—
Future net cash flows	177,129	202,709
10% annual discount for estimated timing of cash flows	(84,035)	(87,145)
Standardized measure of discounted future net cash flows	$93,094	$115,564

It is not intended that the FASB's standardized measure of discounted future net cash flows represent the fair market value of the proved reserves of the Company. The disclosures shown are based on estimates of proved reserve quantities and future production schedules which are inherently imprecise and subject to revision, and the 10.0% discount rate is set by regulators. In addition, prices and costs as of the measurement date are used in the determinations, and no value may be assigned to probable or possible reserves.

The following table presents the changes in the standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the periods presented (in thousands):

	Year Ended December 31,
	2024	2023
Standardized measure of discounted future net cash flows at January 1	$115,564	$259,136
Net change in prices and production costs	(8,638)	(90,493)
Changes in estimated future development and abandonment costs	5,760	589
Sales of crude oil and natural gas produced, net of production costs	(24,537)	(29,465)
Extensions, discoveries and improved recoveries, less related costs	11,603	7,096
Purchases (sales) of minerals in place, net	(885)	(195)
Revisions of previous quantity estimates	(12,343)	(49,082)
Development costs incurred during the period	—	—
Change in income taxes	—	—
Accretion of discount	11,556	25,913
Change in timing of estimated future production and other	(4,986)	(7,935)
Net change	(22,470)	(143,572)
Standardized measure of discounted future net cash flows at December 31	$93,094	$115,564

Estimates of economically recoverable oil and natural gas reserves and of future net cash flows are based upon a number of variable factors and assumptions, all of which are, to some degree, subjective and may vary considerably from actual results. Therefore, actual production, revenues, development and operating expenditures may not occur as estimated. The reserve data are estimates only, are subject to many uncertainties and are based on data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of oil and natural gas may differ materially from the amounts estimated.

Peak Exploration & Production, LLC and Subsidiaries

Condensed Consolidated Financial Statements

June 30, 2025 and 2024

PEAK EXPLORATION & PRODUCTION, LLC AND SUBSIDIARIES

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)

	June 30,	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$5,977	$10,288
Accounts receivable, net	8,511	14,325
Prepaid expenses and other current assets	684	805
Commodity derivatives assets, current	668	89
Inventories	98	98
Total current assets	15,938	25,605
Oil and natural gas property and equipment, based on successful efforts method of accounting, net	107,792	131,116
Other property, plant and equipment, net	1,387	1,739
Right-of-use assets	260	333
Commodity derivatives assets, non-current	736	—
Other assets, net	1,052	1,550
Total assets	$127,165	$160,343
LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$11,316	$14,312
Production and ad valorem taxes payable	2,095	2,737
Oil and natural gas revenue payable	9,062	12,663
Commodity derivatives liability, current	313	1,156
Right-of-use liabilities	150	149
Current portion of long-term debt	6,200	6,200
Total current liabilities	29,136	37,217
Long-term debt, net	43,346	45,981
Other noncurrent liabilities:
Asset retirement obligation	3,011	2,900
Ad valorem taxes	8,284	8,321
Commodity derivatives liability, non-current	457	1,339
Right-of-use liabilities	128	204
Total other noncurrent liabilities	11,880	12,764
Total liabilities	84,362	95,962
Commitments and contingencies (Note 13)
Members’ equity:
Preferred equity	95,886	95,886
Common equity	242,518	242,518
Accumulated deficit	(295,601)	(274,023)
Total members’ equity	42,803	64,381
Total liabilities and members’ equity	$127,165	$160,343

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2025	2024
REVENUES:
Oil and natural gas sales, net	$15,944	$22,977
Total revenues, net	15,944	22,977

OPERATING EXPENSES:
Lease operating	5,018	6,050
Production and ad valorem taxes	2,046	3,057
Depletion, depreciation and amortization	5,668	6,555
Accretion	111	114
Abandonment	1,649	1,921
Impairment of long lived properties	18,333	—
General and administrative	3,642	3,606
Total operating expenses	36,467	21,303
Income (loss) from operations	(20,523)	1,674

OTHER INCOME (EXPENSE):
Gain (loss) on commodity derivatives	2,792	(6,992)
Interest expense, net	(3,742)	(4,330)
(Loss) on sale of assets	—	(23)
Other gain (loss)	(105)	52
Total other (expense)	(1,055)	(11,293)
NET LOSS	$(21,578)	$(9,619)

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY (UNAUDITED)

(in thousands)

	Preferred Equity	Common Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2025	$95,886	$242,518	$(274,023)	$64,381
Net loss	—	—	(21,578)	(21,578)
BALANCE, JUNE 30, 2025	$95,886	$242,518	$(295,601)	$42,803

	Preferred Equity	Common Equity	Accumulated Deficit	Total
BALANCE, JANUARY 1, 2024	$95,886	$242,518	$(262,502)	$75,902
Net loss	—	—	(9,619)	(9,619)
BALANCE, JUNE 30, 2024	$95,886	$242,518	$(272,121)	$66,283

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Six Months Ended June 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(21,578)	$(9,619)
Adjustments to reconcile net loss to net cash provided by operating activities
Depletion, depreciation and amortization	5,668	6,555
Net loss on sale of assets	—	23
Impairment of long lived assets	18,333	—
Amortization of debt issuance costs	648	475
Abandonment	1,649	1,921
Accretion expense	111	114
Commodity derivatives (gain) loss	(3,040)	6,756
Changes in operating assets and liabilities:
Accounts receivable, net	5,814	6,241
Inventory	—	(1)
Prepaid expenses and other current assets	121	(425)
Accounts payable and accrued expenses	(719)	(8,944)
Production taxes payable	(642)	(469)
Other payables	(3,715)	(5,837)
Net cash provided by (used in) operating activities	2,650	(3,210)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to oil and natural gas properties	(3,709)	(2,054)
Additions to other property, plant and equipment	(36)	(12)
Proceeds from sales of other assets	67	3,243
Net cash provided by (used in) investing activities	(3,678)	1,177
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on debt	(3,100)	(1,550)
Debt issuance costs	(183)	(80)
Net cash (used in) provided by financing activities	(3,283)	(1,630)
Net (decrease) increase in cash and cash equivalents	(4,311)	(3,663)
Cash and cash equivalents at beginning of period	10,288	11,762
Cash and cash equivalents at end of period	$5,977	$8,099

The accompanying notes are an integral part of these condensed consolidated financial statements.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

Note 1. Organization and Significant Accounting Policies

Description of Business — The accompanying condensed consolidated financial statements include the accounts of Peak Exploration & Production, LLC, Peak Energy Operating #2, LLC, Peak Powder River Resources, LLC, Willow Springs Development, LLC, and Peak Exploration & Production, Inc. (collectively, the “Company”). The Company is an independent oil and gas company engaged in exploration and development of oil and natural gas assets. The Company, at this time, conducts its activities in Wyoming. As a Limited Liability Company (“LLC”), the amount of loss at risk for each individual member is limited to the amount of capital contributed to the LLC, and unless otherwise noted, the individual member’s liability for indebtedness of an LLC is limited to the member’s actual capital contribution.  The Company will have LLC status until perpetual existence unless it is terminated.

Basis of Presentation — The unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and include the accounts of Peak Exploration & Production, LLC, Peak Energy Operating #2, LLC, Peak Powder River Resources, LLC, Willow Springs Development, LLC, and Peak Exploration & Production, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation. These condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 2024. Results for the interim periods are not necessarily indicative of results to be expected for the full year ended December 31, 2025. In the opinion of management, these condensed consolidated financial statements reflect all normal recurring adjustments necessary for a fair presentation of the result for the periods indicated.

Going Concern — The accompanying consolidated financial statements are prepared in accordance with GAAP applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. In accordance with the accounting guidance related to the presentation of financial statements, when preparing financial statements for each annual and interim reporting period, management evaluates whether there are conditions or events that, when considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued. In making its assessment, management considered the Company’s current financial condition and liquidity sources, including current funds available, forecasted future cash flows and conditional and unconditional obligations due over the next twelve months.

The Company projects it may not be able to maintain compliance with a financial covenant requirement of its Credit Agreement as outlined in Note 10 during the next twelve months, which would lead to an acceleration of the maturity of the Company’s debt obligations. The Company does not have sufficient cash on hand or available liquidity that can be utilized to repay such debt obligations, which raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In response to these conditions, the Company has taken various steps to preserve its liquidity including (1) deferring drilling and completion activity for the foreseeable future, (2) continuing to focus on reducing its operating and overhead costs, and (3) continuing to manage its hedge portfolio. The Company’s plans also include (1) negotiating a waiver of the financial covenant with the lenders, or (2) negotiating more flexible financial covenants. In addition, the Company has signed a non-binding term sheet with a third-party purchaser, where the Company will be acquired by the third-party purchaser. The Membership Interest Purchase Agreement (“MIPA”) related to the term sheet was executed on August 11, 2025, with a target close date of October 27, 2025. However, this contemplated transaction may not be completed or that any completion of it cannot be guaranteed.

Use of Estimates — The preparation of the condensed consolidated financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from these estimates, and changes in these estimates are recorded when known. Significant items subject to such estimates and assumptions include timing and costs associated with asset retirement obligations, and oil and gas reserve quantities, which are the basis for the calculation of depreciation, depletion and impairment of oil and natural gas properties.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

Note 2. Accounts Receivable

The following table reflects the components of accounts receivable of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Oil and natural gas sales	$5,878	$8,495
Joint interest billings	2,607	5,821
Other	26	9
Gross accounts receivable	8,511	14,325
Allowance for credit losses	—	—
Net accounts receivable	$8,511	$14,325

Amounts billed and due are recorded as trade accounts receivable and included in accounts receivable in the Company’s consolidated balance sheets. The Company has no allowance at June 30, 2025 or December 31, 2024.

Note 3. Oil and Natural Gas Properties

The following table reflects the aggregate capitalized costs associated with the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Oil and natural gas properties:
Unproved properties	$24,076	$25,622
Proved properties	511,946	512,531
Work in process	13,212	11,479
Total oil and natural gas properties	549,234	549,632
Less: Accumulated depreciation, depletion, amortization and impairment	(441,442)	(418,516)
Oil and natural gas properties, net	$107,792	$131,116

Depletion expense was $5.3 million and $6.2 million for the six months ended June 30, 2025 and 2024, respectively. Abandonment expense in the amount of $1.6 million for the six months ended June 30, 2025 consists of abandoned leases associated with unproved property that were allowed to expire. Abandonment expense in the amount of $2.0 million for the six months ended June 30, 2024 consists of abandonment of a drilled well that will not be completed and certain leases associated with unproved property were allowed to expire. The Company had no exploratory wells costs during the six months ended June 30, 2025 or for the year ended  December 31, 2024.

For the six months ended June 30, 2025, the Company recorded an impairment related to its oil and gas properties in the amount of $17.8 million based on terms outlined in the executed term sheet dated June 13, 2025.

Note 4. Revenue

The following table presents the disaggregation of oil and natural gas revenue of the Company (in thousands):

	Six Months Ended June 30,
	2025	2024
Oil sales	$13,482	$20,611
Natural gas sales	2,462	2,366
Total oil and natural gas sales, net	$15,944	$22,977

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

Note 5. Other Property, Plant and Equipment

The following table presents the other property, plant and equipment of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Building and improvements	$3,175	$3,175
Office furniture and equipment	1,143	1,107
Land	594	594
Transportation equipment	379	379
Other	29	29
Total property and equipment	5,320	5,284
Less: accumulated depreciation and impairment	(3,933)	(3,545)
Total property and equipment, net	$1,387	$1,739

Depreciation expense for other property, plant and equipment was $0.1 million for both the six months ended June 30, 2025 and 2024. There were no impairments of other property, plant and equipment for the six months ended June 30, 2025 and 2024.

For the six months ended June 30, 2025, the Company recorded an impairment related to its other property, plant and equipment in the amount of $0.3 million based on terms outlined in the executed term sheet dated June 13, 2025.

Note 6. Other Assets

The following table presents the other assets of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Water production facilities	$4,308	$4,308
Operating bonds	100	100
Yard equipment	260	260
Total property and equipment	4,668	4,668
Less: accumulated depreciation and amortization	(3,616)	(3,118)
Total other assets, net	$1,052	$1,550

Depreciation expense for other assets was $0.2 million for both the three months ended June 30, 2025 and 2024.

For the six months ended June 30, 2025, the Company recorded an impairment related to its other property, plant and equipment in the amount of $0.3 million based on terms outlined in the executed term sheet dated June 13, 2025.

Note 7. Asset Retirement Obligations

The following table presents changes in asset retirement obligations of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Asset retirement obligations at beginning of period	$2,900	$2,678
Liabilities incurred	—	17
Liabilities settled and divested	—	(18)
Accretion expense on discounted obligation	111	223
Asset retirement obligations at end of period	$3,011	$2,900

Note 8. Commodity Derivatives

Derivative Financial Instruments — The Company’s primary market exposure is to adverse fluctuations in the prices of crude oil and natural gas. The primary objective of the Company’s risk management policy is to preserve and enhance the value of the Company’s

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

production. The Company uses derivative instruments, primarily swap and collar contracts, to manage the price risk associated with oil production and the resulting impact on cash flow and revenues. The Company’s management is responsible for approving risk management policies and for establishing the Company’s overall risk mitigation. Management is responsible for proposing hedge recommendations, execution of the approved hedging plan, and oversight of the risk management process including methodologies used for valuation and risk measurement.

Derivative instruments expose the Company to counterparty credit risk. The Company enters these contracts with a major financial institution that it considers creditworthy. In addition, the Company’s agreements reduce credit risk by permitting the Company to net settle for transactions with the same counterparty.

As with most derivative instruments, the Company’s derivative contracts contain provisions that may allow another party to require security from the counterparty to ensure performance under the contract. The security may be in the form of, but not limited to, a letter of credit, security interest or a performance bond.

The terms of the Company’s agreements provide for the offsetting of amounts owed or owing between it and the counterparty, at the election of both parties, for transactions that occur on the same date and in the same currency. The Company’s agreements also provide that in the event of an early termination, the counterparty has the right to offset amounts owed or owing under that and any other agreement between the parties. The Company’s accounting policy is to offset these positions in its accompanying condensed consolidated balance sheets.

The Company had the following outstanding commodity derivative financial instruments outstanding at June 30, 2025:

	2025	2026	2027	2028
Natural gas swaps:
Notional volume (MMBtu)	391,675	557,326	297,634	13,842
Weighted average swap price ($/MMBtu)	$3.64	$3.67	$3.83	$4.45
Natural gas collars:
Notional volume (MMBtu)	168,035	365,700	416,723	13,842
Weighted average ceiling price ($/MMBtu)	$4.16	$4.26	$4.25	$5.10
Weighted average floor price ($/MMBtu)	$3.16	$3.26	$3.23	$4.10
Oil swaps:
Notional volume (Bbl)	145,112	217,622	105,986	8,308
Weighted average swap price ($/Bbl)	$65.91	$63.33	$63.94	$63.15
Oil collars:
Notional volume (Bbl)	12,508	55,230	114,876	8,308
Weighted average ceiling price ($/Bbl)	$71.69	$69.23	$67.86	$67.96
Weighted average floor price ($/Bbl)	$61.82	$59.37	$57.64	$57.57

Derivative Gains and Losses — Cash receipts and payments reflect the gains or losses on derivative contracts which matured during the applicable period, calculated as the difference between the contract price and the market settlement price of matured contracts. The derivative contracts of the Company are settled based upon reported settlement prices on commodity exchanges, with crude oil derivative settlements based on the New York Mercantile Exchange (“NYMEX”) West Texas Intermediate pricing and natural gas derivative settlements based primarily on NYMEX Henry Hub pricing. Non-cash gains and losses represent the change in fair value of derivative instruments which continued to be held at period end and the reversal of previously recognized non-cash gains or losses on derivative contracts that matured during the period.

The following table summarizes the commodity derivative activity of the Company (in thousands):

	Six Months Ended June 30,
	2025	2024
Cash (paid) received on derivatives	$(248)	$(236)
Non-cash (loss) on derivatives	3,040	(6,756)
Gain (loss) on commodity derivatives	$2,792	$(6,992)

Financial Statement Presentation — All derivative financial instruments are recognized at their current fair value as either assets or liabilities in the condensed consolidated balance sheets. The Company determines the current and long-term classification based on the

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

timing of expected future cash flows of individual trades. Amounts related to contracts allowed to be netted upon payment subject to a master netting arrangement with the same counterparty are reported on a net basis in the consolidated balance sheets.

The following table presents the fair value of the commodity derivative instruments of the Company on a gross basis and on a net basis as presented in the condensed consolidated balance sheets for the periods indicated (in thousands):

	As of June 30, 2025
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$668	$—	$668
Commodity derivative asset, noncurrent	736	—	736
Total commodity derivative assets	$1,404	$—	$1,404
Commodity derivative liabilities:
Commodity derivative liability, current	$(313)	$—	$(313)
Commodity derivative liability, noncurrent	(457)	—	(457)
Total commodity derivative liabilities	$(770)	$—	$(770)

	As of December 31, 2024
	Gross Fair Value	Amounts Netted	Net Fair Value
Commodity derivative assets:
Commodity derivative asset, current	$89	$—	$89
Commodity derivative asset, noncurrent	—	—	—
Total commodity derivative assets	$89	$—	$89
Commodity derivative liabilities:
Commodity derivative liability, current	$(1,156)	$—	$(1,156)
Commodity derivative liability, noncurrent	(1,339)	—	(1,339)
Total commodity derivative liabilities	$(2,495)	$—	$(2,495)

Note 9. Fair Value Measurements

The Company’s financial instruments consist of cash and cash equivalents, trade receivables, trade payables, accrued liabilities, long-term debt, and derivatives. The carrying value of cash and cash equivalents, trade receivables, and trade payables and accrued liabilities are considered to be representative of their fair market value due to the short maturity of these instruments.

The Company’s debt is subject to variable interest rates and accordingly the carrying value is considered to be representative of its fair market value.

The following table provides the carrying value and fair value measurement information for certain of the financial assets and liabilities of the Company (in thousands):

			Fair Value Measurements Using:
	Carrying	Total	Level 1	Level 2	Level 3
	Amount	Fair Value	Inputs	Inputs	Inputs
June 30, 2025 assets (liabilities):
Commodity derivatives	$634	$634	$—	$634	$—
December 31, 2024 assets (liabilities):
Commodity derivatives	$(2,406)	$(2,406)	$—	$(2,406)	$—

The following methods and assumptions were used to estimate the fair values in the table above.

Level 2 Fair Value Measurements

Impairment — The calculation of the impairment as discussed in notes 3, 5, and 6 are Fair Value Level 3 non-recurring measurements based on terms outlined in the executed term sheet dated June 13, 2025.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

Commodity derivatives — The fair value of commodity derivatives is estimated using observable market data and assumptions with adjustments based on widely accepted valuation techniques. A discounted cash flow analysis on the expected cash flows of each derivative reflects the contractual terms of the derivative, including period to maturity, and uses observable market-based inputs, including interest rate curves, implied volatilities and credit risk.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities of the Company are reported at fair value on a nonrecurring basis in the consolidated financial statements. The following methods and assumptions were used to estimate the fair values for those assets and liabilities.

Asset retirement obligations — The fair value of asset retirement obligations is estimated using discounted cash flow projections using numerous estimates, assumptions and judgments regarding such factors as the existence of a legal obligation, estimated plugging and abandonment costs, timing of remediation, the credit-adjusted risk-free rate and inflation rate. Significant unobservable inputs (Level 3) utilized in the determination of asset retirement obligations include estimated plugging and abandonment costs of approximately $0.1 million per well, the timing of remediation, which is estimated based on the aggregate average useful life of the Company’s wells, and the credit adjusted risk free rate.

Proved oil and Natural Gas Reserves — The Company’s estimates of proved and proved developed reserves are the major component of its impairment calculations for oil and natural gas properties. The Company reviews and evaluates its oil and natural gas properties for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. If there is an indication the carrying amount of oil and natural gas properties may not be recovered, the asset is assessed for potential impairment by management through an established process. If, upon review, the sum of the undiscounted pre-tax reserve cash flows is less than the carrying value of the asset, the carrying value is written down to estimated fair value. Because there is usually a lack of quoted market prices for long-lived assets, the fair value of impaired assets is typically determined based on the present values of expected future cash flows using discount rates believed to be consistent with those used by principal market participants or by comparable transactions. The Company’s proved reserves represent the element of these calculations that require various subjective judgments. Estimates of proved reserves are forecasts based on engineering data, projected future rates of production and the timing of future expenditures. These forecasts rely heavily on historical experience of production results, incurred capital costs, operating expenses and workover experience, among other factors. An impairment loss is measured as the amount by which asset carrying value exceeds Level 3 fair value on an individual field-by-field basis.

Note 10. Debt And Related Expenses

The following table presents the outstanding debt and related expenses of the Company (in thousands):

	As of June 30, 2025	As of December 31, 2024
Fortress Credit Agreement	$51,150	$54,250
Total debt, including current portion	51,150	54,250
Debt issuance costs	(1,604)	(2,069)
Total debt, including current portion, net	49,546	52,181
Less: current portion of debt	6,200	6,200
Long-term debt, net	$43,346	$45,981

Debt maturities as of June 30, 2025, including current portion, are as follows (in thousands):

2025	3,100
2026	6,200
2027	41,850
Total	$51,150

Fortress Credit Agreement — On January 31, 2023, the Company (“Borrower”) entered into a new Credit and Guaranty Agreement with Fortress Credit Corp. (“Credit Agreement”) with initial loan commitments of $62.0 million provided by Fortress Credit Corp. and Cargill, Incorporated (collectively, the “Lenders”). Upon execution of the Credit Agreement, the Company was issued a new term loan with the Lenders for the full commitment amount of $62.0 million which matures on January 31, 2027 (“Maturity Date”). Proceeds from the new loan were utilized to repay in full the existing Credit Facility and NPA, as well as debt issuance costs. The remaining unused proceeds served as additional cash to the Company’s consolidated balance sheet.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

Initially, the obligations under the Credit Agreement are guaranteed by certain of the Borrower’s subsidiaries (the “Guarantors”) and the Credit Agreement is secured by substantially all of the assets owned by the Company and the Guarantors (subject to customary exceptions). Borrowings outstanding under the Credit Agreement will initially be Term SOFR Loans (as defined in the Credit Agreement) which bear interest at a rate equal to the sum of (i) the Term SOFR Rate for a three-month interest period, plus 0.15% (“Adjusted Term SOFR Rate”); and (ii) 8.00% per annum. The Administrative Agent (permitted only as expressly set forth in Section 2.07 of the Credit Agreement), may convert any outstanding Term SOFR Loan to an ABR Loan (as defined in the Credit Agreement). Borrowings constituting ABR Loans shall bear interest at a rate equal to the sum of (i) the Alternate Base Rate, defined as the greater of (a) the Prime Rate and (b) the NYFRB Rate plus 0.50%; and (ii) 7.00% per annum. Interest accrued on all outstanding loans is payable at the end of each quarter, through the Maturity Date. For the quarter ended June 30, 2025 and for the year ended December 31, 2024, the interest rate on the outstanding balance Credit Agreement was 12.46% and 12.74%, respectively.

The Company is required to repay to the Lenders an amount equal to 2.50% of the full commitment amount of $62.0 million, including accrued interest, on the first business day of the immediately succeeding quarter. Furthermore, the Company is subject to mandatory repayment provisions, including in the event of default where the Lenders elect to accelerate amounts due. The Credit Agreement further outlines the ability to prepay the loans in whole, or in part, at the option of the Company. In the event of any repayment or prepayment of the loans, the Company shall immediately pay the applicable premium (as defined in the Credit Agreement) and all accrued interest.

The Credit Agreement contains restrictive covenants that limit the Company’s ability to, among other things: (i) incur additional indebtedness; (ii) incur liens; (iii) enter into mergers; (iv) dispose of assets; (v) engage in new business type; (vi) make any investments; (vii) enter into certain swap agreements; (viii) make restrictive payments; and (ix) engage in certain transactions with affiliates. These restrictive covenants are subject to a number of important exceptions and qualifications.

In addition, the Credit Agreement requires the Company to maintain compliance with the following financial ratios determined as of the last day of the quarter: (A) a current ratio (as defined in the Credit Agreement) of no less than 1.00 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.75 to 1.00; (C) a leverage ratio (as defined in the Credit Agreement) of no more than 2.75 to 1.00; and (D) liquidity (as defined in the Credit Agreement) of not less than $5.0 million. Furthermore, for any year, general and administrative expenses (as defined in the Credit Agreement) attributable to the Company must not exceed $8.5 million. On April 24, 2024, the Company entered into the First Amendment to the Credit Agreement, which moved the payment date for the required quarterly principal and interest payments to the first business day of the immediately succeeding quarter. As of December 31, 2024, the company was not in compliance with the current ratio of no less than 1.00 to 1.00. However, on February 28, 2025, the Company received a waiver related to non-compliance with the current ratio. On May 9, 2025, the Company entered into the Second Amendment to the Credit Agreement which modified certain covenants with an effective date of March 31, 2025 and applicable compliance period commencing with the quarter ended March 31, 2025 through and including the quarter ended March 31, 2026. Covenants that were amended include: (A) a current ratio (as defined in the Credit Agreement) of no less than .85 to 1.00; (B) a proved developed producing (“PDP”) asset coverage ratio (as defined in the Credit Agreement) of no less than 1.50 to 1.00; and (C) a leverage ratio (as defined in the Credit Agreement) of no more than 3.00 to 1.00. The Company believes it will be in compliance with these and all other financial covenants through and including March 31, 2026. At the end of the applicable compliance period, the covenants will revert back to the original covenants listed above. As of June 30, 2025, the Company was not in compliance with the current ration of no less than .85 or the leverage ratio of no more than 3.00 to 1.00. However, on August 11, 2025, the Company received a waiver related to non-compliance.

Note 11. Equity and Share Based Compensation

Preferred Equity — The Company has issued 958,864 units of preferred shares for cash totaling $95.9 million as of June 30, 2025 and December 31, 2024. The Company has not issued any preferred shares since 2018.  The preferred shares include the following characteristics and rights:

●	When declared, the Company shall pay distributions in cash to the holders of the preferred shares in the amount of 6.0% per annum, paid in arrears.
●	All or a portion of the preferred shares and accrued but unpaid interest can be converted into common units at a price of $65.00 per unit, or the conversion price then in effect at the time of conversion.
●	Each holder of the preferred shares is entitled to one vote per preferred share.
●	The preferred shares include a liquidation preference over common units.

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

The preferred shares may not demand repayment of the equity or accrued dividends, and if not converted to common units, once the amount of the preferred shares and all accrued dividends has been paid, the holders have no additional rights or claims to the assets of the Company. For the six months ended June 30, 2025 and 2024 no dividends have been declared, therefore, are not recorded on the condensed consolidated balance sheets. The balance of accumulated undeclared distributions totaled $52.5 million as of June 30, 2025 and $49.7 million as of December 31, 2024. The accumulated liquidation preference totaled $148.4 million as of June 30, 2025 and $145.6 million as of December 31, 2024.

Share Based Compensation — The Company has a total of 69,855 and 87,389 options outstanding as of June 30, 2025 and December 31, 2024, respectively. The options are exercisable at a price of $100 per option, to purchase common stock. During the six months ended June 30, 2025, 17,534 options were forfeited, however, no options were granted or exercised during the six months ended June 30, 2025. There were no options granted, forfeited or exercised during the year ended December 31, 2024. Therefore, the Company had no compensation expense for the six months ended June 30, 2025 and 2024.

The approximate remaining weighted-average contractual term of options outstanding at June 30, 2025 is approximately three years. At June 30, 2025, all options were vested and the Company had no unrecognized share-based compensation expense.

Note 12. Leases

The following table summarizes the operating leases of the Company for the periods indicated (in thousands):

	Six Month Ended June 30,
	2025	2024
Operating lease expenses	$76	$75
Cash paid for operating lease liabilities	$76	$75
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$—
Amortization of right-of-use assets	$75	$76
Lease liability balance	$278	$427
Weighted-average discount rate (%)	1.37	1.37
Weighted-average remaining lease term (years)	2.17	3.0

Total expense for all leases was $1.0 million for both the six months ended June 30, 2025 and 2024.

Future minimum annual lease payments as of June 30, 2025 are as follows (in thousands):

2025	$65
2026	131
2027	88
Total lease payments	284
Less: interest	(6)
Present value of lease liabilities	$278

Note 13. Commitments And Contingencies

Environmental Matters — Various federal, state and local laws and regulations covering the discharge of materials into the environment, or otherwise relating to the protection of the environment, may affect the operations and the cost of crude oil and natural gas exploration, development, and production operations of the Company. The Company does not anticipate that it will be required in the near future to expend significant amounts for compliance with such federal, state and local laws and regulations, and therefore, no amounts have been accrued for such purposes. At June 30, 2025 and December 31, 2024, there were no known environmental or regulatory matters which are reasonably expected to result in a material liability to the Company.

Government Regulation — Many aspects of the oil and gas industry are extensively regulated by federal, state, and local governments in all areas in which the Company has operations. Regulations govern such things as drilling permits, environmental protection and pollution control, spacing of wells, the unitization and pooling of properties, reports concerning operations, royalty rates, and various other matters, including taxation. Oil and gas industry legislation and administrative regulations are periodically changed for a variety of political, economic, and other reasons. As of June 30, 2025 and December 31, 2024, the Company has not been fined or cited for any

PEAK EXPLORATION AND PRODUCTION, LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2025 AND 2024

violations of governmental regulations that would have a material adverse effect upon the financial condition, capital expenditures, earnings, or competitive position of the Company in the oil and gas industry.

Litigation — The Company is involved in various legal proceedings including, but not limited to, commercial disputes, claims from royalty and surface owners, property damage claims, personal injury claims, regulatory compliance matters, disputes with tax authorities and other matters. While the outcome of these legal matters cannot be predicted with certainty, the Company does not expect any such matters to have a material effect on its financial condition, results of operations or cash flows.

Note 14. Related Party Transactions

The Company is subject to an Administrative Service Agreement (“ASA”) with Peak BLM Lease, LLC (“Peak BLM”), an affiliate, that specifies the Company will perform administrative duties associated with Peak BLM’s properties. Per the ASA, Peak BLM is to pay the Company approximately $0.1 million monthly. For the six months ended June 30, 2025 and 2024, the Company received reimbursements, for the administrative duties, from Peak BLM in the amount of $0.6 million and zero, respectively. For the year ended December 31, 2023, Peak BLM prepaid $0.6 million for the administrative duties to be provided in 2024. These reimbursements are reflected as a reduction to “general and administrative” on the accompanying unaudited condensed consolidated statements of operations for the six months ended June 30, 2025 and 2024. In addition, the Company performs as the administrator of three jointly owned wells, which resulted in Peak BLM paying $1.2 million and $3.5 million for six months ended June 30, 2025 and 2024, respectively, for capital expenditures and/or lease operating expenses. During the six months ended June 30, 2024, the Company purchased interests in two wells from Peak E&P in the amount of $3.2 million, which represents the historical book value.

Note 15. Supplemental Cash Flow Information

The following table provides certain supplemental cash flow information for the periods indicated (in thousands):

	Six Months Ended June 30,
	2025	2024
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$3,336	$1,988
Supplemental Disclosure of Non-Cash Information:
Oil and natural gas additions through accounts payable and accrued expenses	$2,279	$(753)

Note 16. Subsequent Events

In preparing the accompanying consolidated financial statements of the Company, management has evaluated all subsequent events and transactions for potential recognition or disclosure through August 13, 2025, the date the consolidated financial statements of the Company were available for issuance. On August 11, 2025, the Company signed the MIPA with a third-party purchaser, where the Company will be acquired by the third-party purchaser. The MIPA is expected to close on or around October 27, 2025.

Annex A

Execution Version

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG

THE SELLERS SET FORTH ON ANNEX I HERETO,

PEAK EXPLORATION & PRODUCTION, LLC,

EPSILON ENERGY USA, INC.,

EPSILON ENERGY LTD.

AND

YORKTOWN ENERGY PARTNERS XI, L.P.

(as Sellers’ Representative)

DATED AS OF AUGUST 11, 2025

APPENDICES

Appendix A – Definitions

ANNEXES

Annex I – Schedule of Sellers

EXHIBITS

Exhibit A-1 – Leases

Exhibit A-2 – Wells

Exhibit A-3 – Surface Interests

Exhibit A-4 – Real Property Interests

Exhibit A-5 – Office Leases

Exhibit A-6 – Permits

Exhibit B – Form of Assignment Agreement

Exhibit C – Form of Lock-Up Agreement

Exhibit D – Form of Registration Rights Agreement

Exhibit E – R&W Insurance Policy

SCHEDULES

Schedule 3.2 – Purchase Price Allocation Schedule

Schedule 3.3(a)(i) – Appraised Value of the Durango Building

Schedule 3.3(b)(vi) – Improvements in Pennsylvania

Schedule 3.4 – Allocated Values

Schedule 5.5 – No Conflicts

Schedule 5.6 – Capitalization

Schedule 5.8 – Litigation

Schedule 5.10 – Credit Support

Schedule 6.1(a) – Knowledge of the Company

Schedule 6.5 – No Conflicts

Schedule 6.6(b) – Outstanding Interests of the Company

Schedule 6.6(c) – Other Interests of the Company

Schedule 6.6(d) – Agreements Affecting Company Interests

Schedule 6.7 – Subsidiaries

Schedule 6.8 – Litigation

Schedule 6.9 – Taxes and Assessments

Schedule 6.10 – Capital Commitments

Schedule 6.12 – Material Contracts

Schedule 6.13 – Payments for Production and Imbalances

Schedule 6.15 – Non-Consent Operations

Schedule 6.16 – Plugging and Abandonment

Schedule 6.17 – Environmental Matters

Schedule 6.18 – Permits

Schedule 6.19 – Suspense Funds; Royalties

Schedule 6.20 – Specified Bank Accounts

Schedule 6.22 – Credit Support

Schedule 6.23 – Bank Accounts

Schedule 6.26 – Undisclosed Liabilities

Schedule 6.27 – Absence of Changes

Schedule 6.28(a)(i) – Employees

Schedule 6.28(a)(ii) – Contingent Workers

Schedule 6.29(a) – Benefit Plans

Schedule 6.29(c) – Qualified Benefit Plans

Schedule 6.30 – Insurance

Schedule 6.31(a) – Intellectual Property

Schedule 6.32 – Indebtedness

Schedule 6.33 – Related Party Transactions

Schedule 6.34 – Condemnation

Schedule 6.36 – Wells

Schedule 6.37 – Company Hedges

Schedule 6.38 – Operations

Schedule 6.39 – Financial Statements

Schedule 7.1(a) – Purchaser’s Knowledge

Schedule 7.5 – No Conflicts

Schedule 7.9 – Consents, Approvals or Waivers

Schedule 7.12(c) – Agreements Affecting Purchaser Parent Interests

Schedule 8.2 – Operation of Business

Schedule 8.18 – Conduct of Purchaser Parent

Schedule 10.2(e) – Officers, Managers and Directors to Resign

Schedule 10.2(i) – Acknowledgements

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is dated as of August 11, 2025 (the “Execution Date”), by and among (i) the Sellers set forth on Annex I hereto  (each, a “Seller” and collectively, “Sellers”), (ii) PEAK EXPLORATION & PRODUCTION, LLC, a Delaware limited liability company (the “Company”), (iii) EPSILON ENERGY USA, INC., an Ohio corporation (“Purchaser”), (iv) EPSILON ENERGY LTD., a limited liability company organized under the laws of Canada (“Purchaser Parent”), and (v) YORKTOWN ENERGY PARTNERS XI, L.P., a Delaware limited partnership (“Yorktown XI”), as representative of Sellers (in such capacity, “Sellers’ Representative”). Sellers, the Company, Purchaser, Purchaser Parent and Sellers’ Representative are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Sellers own 100% of the issued and outstanding Interests of the Company (the “Company Interests”), and the Company Group owns 100% of the Assets; and

WHEREAS, the Parties desire that, at the Closing, Sellers shall sell and transfer to Purchaser, and Purchaser shall purchase and acquire from Sellers, the Company Interests, in the manner and upon the terms and subject to the conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

Article 1

DEFINITIONS AND INTERPRETATION

Section 1.1Defined Terms. In addition to the terms defined in the Preamble and the Recitals of this Agreement, for purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A. A defined term has its defined meaning throughout this Agreement regardless of whether such defined term appears before or after the place where such defined term is defined, and its other grammatical forms have corresponding meanings.

Section 1.2References and Rules of Construction. All references in this Agreement to Exhibits, Annexes, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions refer to the corresponding Exhibits, Annexes, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Exhibits, Annexes, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. All references to “$” shall be deemed references to Dollars. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the Execution Date. Unless expressly provided to the contrary, the word “or,” “either” or “any” is not exclusive. As used herein, the word (a) “day” means calendar day; (b) “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (c) “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, clause, or other subdivision unless expressly so limited; (d) “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection, and clause hereof in which such words occur; and (e) “including” (in its various forms) means including without limiting the foregoing in any respect. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Unless expressly provided to the contrary, if a word or phrase is defined, its other grammatical forms have a corresponding meaning. Exhibits, Annexes, Schedules and Appendices referred to herein are attached to this Agreement and by this reference incorporated herein for all purposes. Reference herein to any federal, state, local, or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise, and shall also be deemed to refer to such Laws as in effect as of the Execution Date or as hereafter amended. Examples are not to be construed to limit, expressly or by implication, the matter they illustrate. References to a specific time shall refer to prevailing Mountain Time, unless otherwise indicated. If any period of days referred to in this Agreement ends on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day. References to a Person are also to its permitted successors and permitted assigns. The phrases “disclosed in writing to Purchaser”, “provided to Purchaser” or “made available to Purchaser” or similar phrases as used in this Agreement shall mean that the subject documents were posted to the Data Room at least two (2) Business Days prior to the Execution Date. Unless expressly provided to the contrary, any agreement, instrument or writing defined or referred to herein means such agreement, instrument, or writing, as from time to time amended, supplemented, or modified.

Article 2

PURCHASE AND SALE

Section 2.1Purchase and Sale. At the Closing, upon the terms and subject to the conditions of this Agreement, (a) Sellers agree to sell, transfer, and convey the Company Interests to Purchaser, free and clear of any Encumbrances (other than transfer restrictions contained in the Company Organizational Documents, this Agreement, and applicable federal or state securities Laws and subject to Purchaser’s obligations pursuant to Section 10.3(d)) and (b) Purchaser agrees to purchase, accept, and pay for the Company Interests.

Section 2.2Effective Time. Subject to the other terms and conditions of this Agreement, the Company Interests shall be transferred from Sellers to Purchaser at the Closing, but certain financial benefits and burdens of the Assets shall be transferred effective as of 12:01 a.m., Mountain Time, on January 1, 2025 (the “Effective Time”).

Article 3

PURCHASE PRICE

Section 3.1Purchase Price. On the terms and subject to the conditions of this Agreement, the purchase price for the purchase and sale of the Company Interests shall be Five Million, Eight Hundred Thousand (5,800,000) common shares, no par value, of Purchaser Parent (such Purchaser Parent common shares, the “Purchaser Parent Common Stock”, and as valued in accordance with Section 3.2, the “Unadjusted Purchase Price”), as adjusted and issued, as applicable, pursuant to and in accordance with this Agreement, including Section 3.3 and Section 10.4.  Notwithstanding the foregoing, if, at any time on or after the Execution Date and prior to the Closing, (a) Purchaser Parent makes, pays, or effects (or any record date is established with respect thereto) (i) any dividend on the Purchaser Parent Common Stock payable in Purchaser Parent Common Stock, (ii) any subdivision or split of Purchaser Parent Common Stock, (iii) any combination or reclassification of Purchaser Parent Common Stock into a smaller number of shares of Purchaser Parent Common Stock, or (iv) any issuance of any securities by reclassification of Purchaser Parent Common Stock (including any reclassification in connection with a merger, consolidation or business combination in which Purchaser Parent is the surviving person) or (b) any merger, consolidation, combination, or other transaction is consummated pursuant to which Purchaser Parent Common Stock is converted into the right to receive cash or other securities, then the number of shares of Purchaser Parent Common Stock to be issued to Sellers (or their designees) as the Unadjusted Purchase Price pursuant to this Agreement shall be proportionately adjusted, including, for the avoidance of doubt, in the cases of clauses (a)(iv) and (b) to provide for the receipt by Sellers, in lieu of any Purchaser Parent Common Stock, the same number or amount of cash and/or securities as is received in exchange for each share of Purchaser Parent Common Stock in connection with any such transaction described in clauses (a)(iv) and (b) hereof.  An adjustment made pursuant to the foregoing sentence shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, split, merger, combination, reclassification or other transaction.

Section 3.2Allocation of Purchase Price. The Parties agree that the Adjusted Purchase Price and any other amounts treated as consideration for U.S. federal and applicable state, local, or foreign Tax purposes shall be allocated among the Assets of the Company in accordance with Sections 751 and 1060 of the Code and the methodologies and allocations set forth on Schedule 3.2 (the “Purchase Price Allocation Schedule”). The Parties hereby further agree that, for U.S. federal and applicable state, local, or foreign Tax purposes, the Purchaser Parent Common Stock issued as consideration hereunder shall be valued by the Parties based on the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Closing Date. Within sixty (60) days after the Closing, Purchaser shall deliver to Sellers’ Representative a draft Internal Revenue Service Form 8594 prepared in accordance with the Purchase Price Allocation Schedule. Sellers’ Representative shall, within thirty (30) days after receipt of the draft Purchase Price Allocation Schedule, notify Purchaser if Sellers’ Representative disagrees with such draft Purchase Price Allocation Schedule, and if Sellers’ Representative does not so notify Purchaser within such thirty (30) day period, the draft Purchase Price Allocation Schedule shall be final and binding on the Parties. If Sellers’ Representative disagrees with the draft Purchase Price Allocation Schedule, Purchaser and Sellers’ Representative shall make a good faith effort to resolve the dispute. If Purchaser and Sellers’ Representative have been unable to resolve their differences within thirty (30) days after Purchaser has been notified of Sellers’ Representative’s disagreement with the draft Purchase Price Allocation Schedule, then any remaining disputed issues shall be submitted to the Independent Accountant who shall resolve the disagreement in a final binding manner in accordance with the dispute resolution procedures set forth in Section 10.4, mutatis mutandis. The Parties shall use the Form 8594 and Purchase Price Allocation Schedule, as agreed by the Parties or as determined by the Independent Accountant, in reporting this transaction to the applicable Taxing Authorities, and no Party shall file any Tax Return or otherwise take any position for Tax purposes that is inconsistent with the Form 8594 and Purchase Price Allocation Schedule as finalized hereunder. Each Party shall promptly notify the other in writing upon receipt of notice of any pending or threatened Tax audit or assessment challenging the allocations set forth on Form 8594 or Purchase Price Allocation Schedule, and no Party shall agree to any proposed adjustment to the allocation contained in the Form 8594 or Purchase Price Allocation Schedule by any Taxing Authority unless pursuant to a “determination” within the meaning of Code Section 1313(a).

Section 3.3Adjustments to Purchase Price. All adjustments to the Unadjusted Purchase Price shall be made (a) in accordance with the terms of this Agreement and, to the extent not inconsistent with this Agreement, in accordance with GAAP as consistently applied by Sellers, (b) without duplication (in this Agreement or otherwise), and (c) with respect to matters (i) in the case of Section 3.3(b)(i) and Section 3.3(b)(ii), for which notice is given on or before the Claim Date, and (ii) in all of the other cases set forth in Section 3.3(a) and Section 3.3(b), identified on or before the Closing. Each adjustment to the Unadjusted Purchase Price described in Section 3.3(a) and Section 3.3(b) will be calculated in Dollars and shall be allocated among the Assets in accordance with Section 3.4. Without limiting the foregoing, the adjustments to the Unadjusted Purchase Price shall be translated to an increase or decrease (as the case may be) to the Purchaser Parent Common Stock to be issued by Purchaser by dividing the Dollar amount of such adjustment by the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Closing Date and rounding to the nearest whole number of shares. The result of the adjustments to Unadjusted Purchase Price pursuant to Section 3.3(a) and Section 3.3(b) shall be referred to herein as the “Adjusted Purchase Price”.

(a)The Unadjusted Purchase Price shall be adjusted upward by the following amounts (without duplication):

(i)an amount equal to the appraised value of the Durango Building as per Schedule 3.3 (a)(i); and

(ii)any other amount provided for elsewhere in this Agreement or otherwise agreed upon in writing by the Parties as an upward adjustment to the Unadjusted Purchase Price.

(b)The Unadjusted Purchase Price shall be adjusted downward by the following amounts (without duplication):

(i)any reductions to the Unadjusted Purchase Price to be made in accordance with Section 4.2, reduced by any amounts for Title Benefits determined pursuant to Section 4.3 and Section 4.4;

(ii)any reductions to the Unadjusted Purchase Price to be made in accordance with Section 4.3;

(iii)to the extent not in the Specified Bank Accounts as of Closing, the amount of any Suspense Funds as of Closing, if any;

(iv)any Leakage as of the Closing;

(v)any Company Transaction Expenses in excess of the Fee Cap outstanding as of Closing;

(vi)the appraised value of Purchaser’s non-oil and gas real estate and improvements in Pennsylvania as per Schedule 3.3(b)(vi) attached hereto;

(vii)the unpaid expenses that were incurred in connection with the contemplated initial public offering of securities of Peak Resources LP and Peak Resources GP LLC that (A) Sellers have allocated to the Company and are unpaid as of the Closing and (B) are subject to an obligation of the Company Group to reimburse a Third Party;

(viii)except for the Wyoming Tax Matter, accrued but unpaid Taxes of the Company Group for periods ending on or before the Effective Time, if any; and

(ix)any other amount provided for elsewhere in this Agreement or otherwise agreed upon in writing by the Parties as a downward adjustment to the Unadjusted Purchase Price.

Section 3.4Allocated Values. The “Allocated Values” for the Assets (which are provided for, and allocated among, each of the Leases and Wells are set forth on Schedule 3.4. Each adjustment pursuant to Section 3.3 shall be allocated to the particular Assets to which such adjustment relates to the extent, and in the proportion which, such adjustment relates to such Assets and to the extent that it is, in the commercially reasonable discretion of Purchaser, possible to do so. Any adjustment not allocated to a specific Asset or Assets pursuant to the immediately preceding sentence shall be allocated among each Asset in an amount equal to the Allocated Value of such Asset divided by the total Allocated Value on Schedule 3.4. Sellers have accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby, but make no representation or warranty as to the accuracy of such values. For the avoidance of doubt, the Parties agree that the Allocated Values set forth on Schedule 3.4 shall be utilized to determine if the Individual Defect Threshold and Aggregate Defect Deductible are met but all adjustments to the Unadjusted Purchase Price shall be made by utilizing the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Closing Date in accordance with Section 3.3.

Article 4

TITLE AND ENVIRONMENTAL MATTERS

Section 4.1Sellers’ and the Company Group’s Title.

(a)WITHOUT LIMITING PURCHASER’S REMEDIES UNDER THE R&W INSURANCE POLICY, FOR TITLE DEFECTS SET FORTH IN THIS ARTICLE 4 AND PURCHASER’S RIGHT TO TERMINATE THIS AGREEMENT PRIOR TO CLOSING PURSUANT TO SECTION 11.1(F), (I) SELLERS DO NOT MAKE, SELLERS EXPRESSLY DISCLAIM, AND PURCHASER WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WITH RESPECT TO THE COMPANY GROUP’S TITLE TO, OR ANY OTHER PERSON’S TITLE TO, OR ANY DEFICIENCY IN TITLE TO, ANY OF THE ASSETS OR THE DESCRIPTIONS THEREOF (INCLUDING ANY LISTINGS OF NET MINERAL ACRES, PERCENTAGE WORKING INTEREST, OR PERCENTAGE NET REVENUE INTEREST FOR ANY ASSET) AND (II) PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE PROVISIONS OF SECTION 4.5, PURCHASER’S SOLE REMEDY FOR ANY DEFECT OF TITLE OR ANY OTHER TITLE MATTER, INCLUDING ANY TITLE DEFECT, WITH RESPECT TO ANY OF THE ASSETS, (i) ON OR BEFORE THE CLAIM DATE, SHALL BE AS SET FORTH IN SECTION 4.2 AND (ii) FROM AND AFTER THE CLAIM DATE (WITHOUT DUPLICATION), SHALL BE PURSUANT TO THE SPECIAL WARRANTY BY SELLERS SET FORTH IN SECTION 6.25. EXCEPT FOR THE SPECIAL WARRANTY BY SELLERS SET FORTH IN SECTION 6.25  AND WITHOUT LIMITING PURCHASER’S REMEDIES UNDER THE R&W INSURANCE POLICY OR FOR TITLE DEFECTS SET FORTH IN THIS ARTICLE 4, PURCHASER HEREBY WAIVES ANY RIGHT TO ASSERT ANY TITLE DEFECT OR OTHER TITLE MATTER, OR TO OTHERWISE RECEIVE ANY ADJUSTMENT TO THE UNADJUSTED PURCHASE PRICE IN RESPECT OF, ANY TITLE DEFECT OR OTHER TITLE MATTER.

(b)NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER SHALL NOT BE ENTITLED TO PROTECTION UNDER (NOR HAVE THE RIGHT TO MAKE A CLAIM AGAINST) THE SPECIAL WARRANTY BY SELLERS SET FORTH IN SECTION 6.25 FOR ANY EXCLUDED DEFECT OR ANY TITLE DEFECT ASSERTED UNDER THIS ARTICLE 4 (OR ANY MATTER RAISED IN ANY TITLE DEFECT NOTICE) PRIOR TO THE CLAIM DATE.

Section 4.2Notice of Title Defects; Title Defect Adjustments.

(a)Title Defect Notice. To assert a claim of a Title Defect, Purchaser must deliver a claim notice to Sellers’ Representative (a “Title Defect Notice”) no later than 5:00 p.m., Mountain Time, on the day that is forty-five (45) days following the Execution Date (the “Claim Date”). To give Sellers an opportunity to commence reviewing and curing alleged Title Defects asserted by Purchaser, Purchaser shall use Commercially Reasonable Efforts to give Sellers’ Representative, on or before the end of each calendar week prior to the Claim Date, written notice of all alleged Title Defects discovered by Purchaser or Purchaser’s Representatives during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Date; provided that the failure to provide any such preliminary notice shall not affect or otherwise prejudice Purchaser’s right to assert Title Defects at any time prior to the Claim Date and the remedies hereunder therefor. To be effective, each Title Defect Notice shall be in writing and include (i) a detailed description of the alleged Title Defect that is reasonably sufficient for Sellers to determine the basis of the alleged Title Defect, (ii) the Lease or Well adversely affected by the Title Defect (each, a “Title Defect Property”), (iii) the Allocated Value of each Title Defect Property, (iv) all documents upon which Purchaser relies for its assertion of a Title Defect, including, at a minimum, supporting documents reasonably necessary for Sellers (as well as any title attorney or examiner hired by Sellers) to evaluate the existence of the alleged Title Defect (if, and to the extent, such documents are in Purchaser’s or its Representative’s possession or control or if of record or part of the Records, references to the same), and (v) the amount by which Purchaser reasonably believes the Allocated Value of each Title Defect Property is reduced by the alleged Title Defect and the computations and information upon which Purchaser’s belief is based, including any analysis by any title attorney or examiner hired by Purchaser. Notwithstanding anything herein to the contrary (except for the special warranty by Sellers set forth in Section 6.25 and without limiting Purchaser’s remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser forever waives, and Sellers shall have no liability for, Title Defects or any other matters that may otherwise constitute Title Defects not asserted by a Title Defect Notice meeting, in all material respects, all of the requirements set forth in the preceding sentence by the Claim Date.

(b)Sellers’ Right to Cure.

(i)Sellers shall have the right, but not the obligation, to cause the Company to attempt to cure, at Sellers’ sole cost and expense, on or before the date that is two (2) Business Days before the Closing Date (the “Cure Period”), any Title Defects for which Sellers have received a Title Defect Notice from Purchaser prior to the Claim Date. An election by Sellers to cause the Company to attempt to cure a Title Defect shall be without prejudice to its rights under Section 4.6 and shall not constitute an admission against interest or a waiver of Sellers’ right to dispute the existence, nature or value of, or cost to cure, such Title Defect.

(ii)At the Closing, the Unadjusted Purchase Price shall be adjusted downward by an amount equal to the sum of, subject to and after taking into account the Individual Defect Threshold and Aggregate Defect Deductible:

(A)the aggregate amount of all Title Defect Amounts (as asserted by Purchaser in good faith in accordance with Section 4.2(a)) for all Title Defects that Sellers have elected to cause the Company to attempt to cure at Sellers’ sole cost pursuant to Section 4.2(b) and that have not been cured or that Sellers have elected to dispute pursuant to Section 4.6; plus

(B)the aggregate amount of all Title Defect Amounts (as asserted by Purchaser in good faith in accordance with Section 4.2(a)) for all Title Defects that Sellers or the Company attempted to cure prior to the Closing but which Purchaser has elected to dispute such cure pursuant to Section 4.6.

(iii)If (A) before the end of the Cure Period, Sellers’ Representative and Purchaser agree that such Title Defect has been cured, or (B) Sellers’ Representative and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6 that such Title Defect is fully cured, then there shall be no adjustment to the Unadjusted Purchase Price; provided, however, that, if such Title Defect has only been partially cured (or determined to be partially cured), then the Unadjusted Purchase Price shall be adjusted downward based on the Title Defect Amount for such Title Defect as partially cured, as applicable, and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(iv)If (A) upon the end of the Cure Period, Sellers’ Representative and Purchaser agree that such Title Defect has not been cured, or (B) Sellers’ Representative and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6 that such Title Defect is not cured, then the Unadjusted Purchase Price shall be adjusted downward by the Title Defect Amount for such Title Defect and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(c)Remedy for Title Defects. Subject to Sellers’ Representative’s continuing right to dispute the existence of a Title Defect or dispute the Title Defect Amount asserted with respect thereto, subject to the right of Purchaser to dispute the adequacy of any cure attempted by Sellers, and subject to the right of each Party to terminate this Agreement prior to Closing pursuant to Section 11.1, in the event that any Title Defect timely and effectively asserted by Purchaser in accordance with Section 4.2(a) is not waived in writing by Purchaser or cured by Sellers prior to the end of the Cure Period, then, subject to the application of the Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.5, reduce the Unadjusted Purchase Price by the Title Defect Amount determined pursuant to Section 4.2(d) or Section 4.6; provided if such Title Defect is disputed pursuant to Section 4.6, reduce the Unadjusted Purchase Price by the Title Defect Amount determined pursuant to Section 4.6. Without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser shall be deemed to have assumed responsibility for all of the liability attributable to the applicable Title Defect asserted in the Title Defect Notice.

(d)Title Defect Amount. The amount by which the Allocated Value of a Title Defect Property is reduced as a result of the existence of a Title Defect shall be the “Title Defect Amount” and shall be determined in accordance with the following methodology, terms, and conditions:

(i)if Purchaser and Sellers’ Representative agree on the Title Defect Amount, that amount shall be the Title Defect Amount;

(ii)if the Title Defect is a lien, encumbrance, or other charge that is undisputed and liquidated in amount (other than the Existing Secured Credit Facility), then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect from the Company Group’s interest in the affected Title Defect Property;

(iii)if the Title Defect reflects a discrepancy (with a proportionate decrease in the Working Interest for the affected Title Defect Property) between (A) the Net Revenue Interest for the affected Title Defect Property and (B) the Net Revenue Interest stated in Exhibit A-2 for such Title Defect Property, then the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the absolute value of such Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest stated in Exhibit A-2 for such

Title Defect Property;

(iv)if the Title Defect reflects a discrepancy (based solely on gross acreage in the lands covered by the affected Lease or the undivided percentage interest in oil, gas, and other minerals covered by the affected Lease) between (A) the Net Mineral Acres for the affected Lease and (B) the Net Mineral Acres stated in Exhibit A-1 for the affected Lease, the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the absolute value of the Net Mineral Acre decrease for such Title Defect Property and the denominator of which is the Net Mineral Acres of such Title Defect Property stated in Exhibit A-1;

(v)if the Title Defect represents an obligation, encumbrance, burden, or charge upon or other defect in title to the Title Defect Property of a type not described in subsections (ii), (iii) or (iv) above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, the portion of the Title Defect Property adversely affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect Property, the values placed upon the Title Defect by Purchaser and Sellers’ Representative, and such other factors as are necessary to make a proper evaluation;

(vi)the Title Defect Amount with respect to a Title Defect shall be determined without duplication of any costs or losses included in any other Title Defect Amount hereunder, or for which Purchaser otherwise receives credit in the calculation of the Adjusted Purchase Price; and

(vii)notwithstanding anything to the contrary in this Article 4, except in the case of Title Defect Amounts determined pursuant to Section 4.2(d)(ii), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Title Defect Property shall not exceed the Allocated Value of such Title Defect Property.

Section 4.3Title Benefits.

(a)Sellers’ Representative has the right, but not the obligation, to deliver to Purchaser on or before the Claim Date with respect to each Title Benefit discovered by Sellers a notice (a “Title Benefit Notice”) in writing and including (i) a detailed description of the alleged Title Benefit reasonably sufficient to determine the basis of the alleged Title Benefit, (ii) the Lease or Well affected by such Title Benefit (a “Title Benefit Property”), (iii) the Allocated Value of each Title Benefit Property, (iv) all documents upon which Sellers rely for the assertion of a Title Benefit, including, at a minimum, supporting documents reasonably necessary for Purchaser (as well as any title attorney or examiner hired by Purchaser) to evaluate the existence of the alleged Title Benefit, and (v) the amount by which Sellers reasonably believe the Allocated Value of each Title Benefit Property is increased by such Title Benefit and the computations and information upon which Sellers’ belief is based. Sellers forever waive Title Benefits not asserted by a Title Benefit Notice meeting all the requirements set forth in the preceding sentence by the Claim Date. Purchaser shall, promptly upon discovery, furnish Sellers’ Representative with written notice of any Title Benefit discovered by Purchaser or its Representatives while conducting Purchaser’s due diligence with respect to the Properties prior to the Claim Date.

(b)With respect to each Title Benefit Property affected by Title Benefits reported under Section 4.3(a), the downward adjustment to the Unadjusted Purchase Price pursuant to Section 3.3(b)(i) for Title Defects Amounts shall be decreased by an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Title Benefit Property, as determined pursuant to Section 4.3(c). For the avoidance of doubt, the application of any Title Benefit Amounts to the Unadjusted Purchase Price shall be applicable only as an offset to those Title Defect Amounts that would otherwise result in a downward adjustment to the Unadjusted Purchase Price pursuant to Section 4.2(c) and Section 3.3(b)(i).

(c)The Title Benefit Amount resulting from a Title Benefit shall be the amount by which the Allocated Value of the Title Benefit Property affected by such Title Benefit is increased as a result of the existence of such Title Benefit and shall be determined in accordance with the following methodology, terms, and conditions:

(i)if Purchaser and Sellers’ Representative agree on the Title Benefit Amount, that amount shall be the Title Benefit Amount;

(ii)if the Title Benefit reflects a difference (with a proportional increase in the Working Interest for the affected Title Defect Property) between (A) the Net Revenue Interest for the affected Title Benefit Property and (B) the Net Revenue Interest stated in Exhibit A-2 for such Title Benefit Property, then the Title Benefit Amount shall be the product of the Allocated Value of such Title Benefit Property multiplied by a fraction, the numerator of which is the absolute value of such Net Revenue Interest increase and the denominator of which is the Net Revenue Interest stated in Exhibit A-2 for such Title Benefit Property;

(iii)if the Title Benefit reflects a difference (based solely on gross acreage in the lands covered by the affected Lease or the undivided percentage interest in oil, gas, and other minerals covered by the affected Lease) between (A) the Net Mineral Acres for the affected Lease and (B) the Net Mineral Acres stated in Exhibit A-1 for such Lease, the Title Benefit Amount shall be the product of the Allocated Value of such Title Benefit Property multiplied by a fraction, the numerator of which is the Net Mineral Acres increase for such Title Benefit Property and the denominator of which is the Net Mineral Acres of such Title Benefit Property stated in Exhibit A-1; and

(iv)if the Title Benefit is of a type not described in subsections (ii) or (iii) above, the Title Benefit Amount shall be determined by taking into account the Allocated Value of the Title Benefit Property, the portion of the Title Benefit Property benefitted by the Title Benefit, the legal effect of the Title Benefit, the potential economic effect of the Title Benefit over the life of the Title Benefit Property, the values placed upon the Title Benefit by Purchaser and Sellers, and such other factors as are necessary to make a proper evaluation.

(d)If the Parties cannot reach an agreement on alleged Title Benefits and Title Benefit Amounts prior to Closing, the provisions of Section 4.6 shall apply.

Section 4.4Notice of Environmental Defects; Environmental Defect Adjustments.

(a)Environmental Defect Notice. To assert a claim of an Environmental Defect, Purchaser must deliver a claim notice to Sellers’ Representative (an “Environmental Defect Notice”) no later than the Claim Date. To give Sellers an opportunity to commence reviewing and curing alleged Environmental Defects asserted by Purchaser, Purchaser shall use Commercially Reasonable Efforts to give Sellers’ Representative, on or before the end of each calendar week prior to the Claim Date, written notice of all alleged Environmental Defects discovered by Purchaser or Purchaser’s Representatives during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Date; provided that the failure to provide any such preliminary notice shall not affect or otherwise prejudice Purchaser’s right to assert Environmental Defects at any time prior to the Claim Date and the remedies hereunder therefor. To be effective, each Environmental Defect Notice shall be in writing and include (i) a reasonably detailed description of the alleged Environmental Defect (including the specific Environmental Law provision(s) forming the basis for the claim) and the Assets adversely affected by such alleged Environmental Defect (each, an “Environmental Defect Property”), (ii) the Allocated Value of the Environmental Defect Property (or portions thereof) affected thereby, (iii) all material documents upon which Purchaser relies for its assertion of such Environmental Defect, including, at a minimum, supporting documents reasonably necessary to determine the existence of the alleged Environmental Defect and the applicable Remediation Amount (if, and to the extent, such documents are in Purchaser’s or its Representatives’ possession or control) and (iv) a reasonably detailed calculation (recognizing any access limitations) of the Remediation Amount that Purchaser asserts is attributable to such alleged Environmental Defect, which shall describe in reasonable detail the Remediation proposed for the alleged Environmental Defect and identify all material assumptions used by Purchaser or its Representatives in calculating the Remediation Amount, including the standards Purchaser or its Representatives assert must be met to comply with applicable Environmental Laws or applicable leases. Purchaser may not assert an Environmental Defect for any matter disclosed with a reasonably detailed description on Schedule 6.17 or Schedule 6.18. Except for the representations and warranties of Sellers in Section 6.17 and Section 6.18 and without limiting Purchaser’s remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f) and Section 11.1(d) in respect of such representations and warranties of Sellers in Section 6.17 and Section 6.18, Purchaser forever waives, and Sellers shall have no liability under this Agreement, Environmental Law, applicable leases or otherwise, for, Environmental Defects or any other matters that may constitute Environmental Defects that are not asserted by an Environmental Defect Notice meeting, in all material respects, all of the requirements set forth in the preceding sentence by the Claim Date.

(b)Sellers’ Right to Cure.

(i)Sellers shall have the right, but not the obligation, to cause the Company to attempt to cure, at Sellers’ sole cost and expense, before the end of the Cure Period, any Environmental Defects for which Sellers have received an Environmental Defect Notice from Purchaser prior to the Claim Date. An election by Sellers to cause the Company to attempt to cure an Environmental Defect shall be without prejudice to Sellers’ rights under Section 4.6 and shall not constitute an admission against interest or a waiver of Sellers’ right to dispute the existence, nature or value of, or cost to cure or remediate, such Environmental Defect.

(ii)At the Closing, the Unadjusted Purchase Price shall be adjusted downward by an amount equal to the sum of, subject to and after taking into account the Individual Defect Threshold and Aggregate Defect Deductible:

(A)the aggregate amount of all Remediation Amounts (as asserted by Purchaser in good faith in accordance with Section 4.4(a)) for all Environmental Defects that Sellers have elected to cause the Company to attempt to cure at Sellers’ sole cost pursuant to Section 4.4(b) and that have not been cured or that

Sellers have elected to dispute pursuant to Section 4.6; plus

(B)the aggregate amount of all Remediation Amounts (as asserted by Purchaser in good faith in accordance with Section 4.4(a)) for all Environmental Defects that Sellers or the Company attempted to cure prior to the Closing but which Purchaser has elected to dispute such cure pursuant to Section 4.6.

(iii)If (A) before the end of the Cure Period, Sellers’ Representative and Purchaser agree that such Environmental Defect has been cured, or (B) Sellers’ Representative and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6 that such Environmental Defect is fully cured, then there shall be no adjustment to the Unadjusted Purchase Price; provided, however, that, if such Environmental Defect has only been partially cured (or determined to be partially cured), then the Unadjusted Purchase Price shall be adjusted downward based on the Remediation Amount for such Environmental Defect as partially cured and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(iv)If (A) upon the end of the Cure Period, Sellers’ Representative and Purchaser agree that such Environmental Defect has not been cured, or (B) Sellers’ Representative and Purchaser cannot agree, and it is determined by the Consultant(s) that such Environmental Defect is not cured, then the Unadjusted Purchase Price shall be adjusted downward by the Remediation Amount for such Environmental Defect and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(c)Remedy for Environmental Defects. Subject to Sellers’ continuing right to dispute the existence of an Environmental Defect or the Remediation Amount asserted with respect thereto, subject to the right of Purchaser to dispute the adequacy of any cure attempted by Sellers, and subject to the right of each Party to terminate this Agreement prior to Closing pursuant to Section 11.1, in the event that any Environmental Defect timely and effectively asserted by Purchaser in accordance with Section 4.4(a) is not waived in writing by Purchaser or cured prior to the end of the Cure Period, Sellers shall, subject to the applicable Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.5, reduce the Unadjusted Purchase Price by the Remediation Amount relating to such Environmental Defect; provided if such Environmental Defect is disputed pursuant to Section 4.6, reduce the Unadjusted Purchase Price by the Remediation Amount determined pursuant to Section 4.6. Without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy or Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser shall be deemed to have assumed responsibility for all of the liability attributable to the applicable Environmental Defect asserted in the Environmental Defect Notice.

(d)Exclusive Remedy. Except for the representations and warranties of Sellers set forth in Section 6.17 and Section 6.18, Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(d) in respect of such representations and warranties, Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), and Purchaser’s remedies under the R&W Insurance Policy, the provisions set forth in Section 4.2(c) and Section 4.4(c) shall be the sole and exclusive right and remedy of Purchaser with respect to the Company Group’s failure to have Defensible Title to any Asset or any other title matter and with respect to any Environmental Defect affecting any Asset, respectively.

(e)Without limiting the disclaimers and acknowledgements set forth in Article 8:

(i)SUBJECT TO, AND WITHOUT LIMITATION OF, SELLERS’ REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.17 AND SECTION 6.18 (AS RELATED TO PERMITS UNDER ENVIRONMENTAL LAWS) AND PURCHASER’S RIGHTS UNDER THE R&W INSURANCE POLICY RELATED TO SUCH REPRESENTATIONS AND WARRANTIES, PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) FROM AND AFTER CLOSING WAIVES AND RELEASES ANY REMEDIES OR CLAIMS (WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, AND WHETHER ARISING AT LAW OR IN EQUITY) THAT IT MAY HAVE AGAINST SELLERS OR SELLERS’ AFFILIATES UNDER APPLICABLE LAWS WITH RESPECT TO ENVIRONMENTAL DEFECTS (INCLUDING ANY CLAIMS ARISING UNDER CERCLA OR OTHER ENVIRONMENTAL LAWS) OR OTHER ENVIRONMENTAL MATTERS, EXCEPT SOLELY FOR THOSE REMEDIES SET FORTH IN THIS ARTICLE 4.

(ii)SUBJECT TO AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT AND THE R & W INSURANCE POLICY, PURCHASER ACKNOWLEDGES THAT (A) THE ASSETS HAVE BEEN USED FOR EXPLORATION, DEVELOPMENT, PRODUCTION, GATHERING, AND TRANSPORTATION OF OIL AND GAS AND THERE MAY BE PETROLEUM, PRODUCED WATER, WASTES,

SCALE, NORM, HAZARDOUS SUBSTANCES, OR OTHER SUBSTANCES OR MATERIALS LOCATED IN, ON, OR UNDER THE ASSETS OR ASSOCIATED WITH THE ASSETS; (B) EQUIPMENT AND SITES INCLUDED IN THE ASSETS MAY CONTAIN ASBESTOS, NORM, OR OTHER HAZARDOUS SUBSTANCES; (C) NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, PIPELINES, MATERIALS, AND EQUIPMENT AS SCALE, OR IN OTHER FORMS; (D) THE WELLS, MATERIALS, AND EQUIPMENT LOCATED ON THE ASSETS OR INCLUDED IN THE ASSETS MAY CONTAIN NORM AND OTHER WASTES OR HAZARDOUS SUBSTANCES; (E) NORM CONTAINING MATERIAL OR OTHER WASTES OR HAZARDOUS SUBSTANCES MAY HAVE COME IN CONTACT WITH VARIOUS ENVIRONMENTAL MEDIA, INCLUDING WATER, SOILS, OR SEDIMENT; AND (F) SPECIAL PROCEDURES MAY BE REQUIRED FOR THE ASSESSMENT, REMEDIATION, REMOVAL, TRANSPORTATION, OR DISPOSAL OF ENVIRONMENTAL MEDIA, WASTES, ASBESTOS, NORM, AND OTHER HAZARDOUS SUBSTANCES FROM THE ASSETS.

(iii)EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER AGREEMENT OR INSTRUMENT DELIVERED HEREUNDER, SELLERS DO NOT MAKE, SELLERS EXPRESSLY DISCLAIM, AND PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) WAIVES ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRESENCE OR ABSENCE OF ASBESTOS, NORM, OR OTHER WASTES OR HAZARDOUS SUBSTANCES IN OR ON THE ASSETS IN QUANTITIES TYPICAL FOR OILFIELD OPERATIONS IN THE AREAS WHERE THE ASSETS ARE LOCATED.

Section 4.5Limitations on Applicability.

(a)The right of Purchaser or Sellers’ Representative to assert a Title Defect, Environmental Defect or Title Benefit, respectively, under this Article 4 shall terminate on the Claim Date, except that until the alleged Title Defect, Environmental Defect, Title Benefit, Title Defect Amount, cure, Remediation Amount or Title Benefit Amount, as applicable, is resolved in accordance with this Agreement, there shall be no termination of Purchaser’s or Sellers’ rights under this Article 4 with respect to any alleged Title Defect, Environmental Defect, Title Benefit, Title Defect Amount, cure, Remediation Amount or Title Benefit Amount properly reported in accordance with Section 4.6 on or before the Claim Date. Subject to and without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy, if a matter which would constitute a Title Defect or Environmental Defect under this Article 4 (if a claim for such matter were asserted) results from any matter that could also result in the breach of any representation or warranty of Sellers or the Company as set forth in Article 5 or Article 6, and Purchaser has knowledge of such matter prior to the Claim Date, then Purchaser shall be precluded from also asserting such matter as the basis of a breach of any such representation or warranty for purposes of Section 9.2(a).

(b)Notwithstanding anything to the contrary in this Agreement, in no event shall there be any adjustments to the Unadjusted Purchase Price or other remedies available in respect of (i) (A) Title Defects under this Article 4 for any Title Defect Amount with respect to an individual Title Defect Property, if such amount does not exceed $75,000 with respect to such Title Defect, and (B) Environmental Defects under this Article 4 for any Remediation Amount with respect to an individual Environmental Defect Property, if such amount does not exceed $75,000 with respect to such Environmental Defect (each, an “Individual Defect Threshold”), and (ii) Title Defects or Environmental Defects under this Article 4 unless the amount of all such Title Defect Amounts and Remediation Amounts (provided that each such Title Defect Amount and Remediation Amount exceeds the applicable Individual Defect Threshold) in the aggregate (excluding any Title Defect Amounts with respect to Title Defects or Remediation Amounts with respect to Environmental Defects cured by Sellers in accordance with this Article 4) exceeds $1,000,000 (the “Aggregate Defect Deductible”), after which point, subject to the applicable Individual Defect Threshold and Section 4.3(b), Purchaser shall be entitled to adjustments to the Unadjusted Purchase Price only with respect to Title Defect Amounts and Remediation Amounts in excess of such Aggregate Defect Deductible and only to the extent that Title Defect Amounts and Remediation Amounts in the aggregate exceed the Aggregate Defect Deductible.

(c)Without prejudice to any of the other dates by which performance or the exercise of rights is due hereunder, or the Parties’ rights or obligations in respect thereof, the Parties hereby acknowledge that, as set forth more fully in Section 14.13, time is of the essence in performing their obligations and exercising their rights under this Article 4, and, as such, that each and every date and time by which such performance or exercise is due shall be the firm and final date and time.

Section 4.6Title and Environmental Disputes.

(a)The Parties shall attempt to agree on all Title Defects, Environmental Defects, Title Benefits, Title Defect Amounts, Remediation Amounts and Title Benefit Amounts prior to Closing. If, on or before the Closing, the Parties are unable to agree on an alleged Title Defect, Environmental Defect or Title Benefit (including, in the case of Title Defects or Environmental Defects, the adequate cure therefor) or Title Defect Amount, Remediation Amount or Title Benefit Amount (the “Disputed Matters”), such dispute(s), and only such dispute(s), shall be exclusively and finally resolved in accordance with the following provisions of this Section 4.6. By not later than two (2) Business Days prior to the Closing Date, Sellers’ Representative shall provide to Purchaser in the case of Title Defects, Environmental Defects, Title Defect Amounts and Remediation Amounts, and Purchaser shall provide to Sellers’ Representative in the case of Title Benefits and Title Benefit Amounts, a written notice that such Party is disputing the Disputed Matters, such notice to describe in reasonable detail the nature and specifics of the dispute, together with all supporting documentation for such dispute (with such Party providing the notice being referred to herein as the “Disputing Party”). Purchaser, with respect to Title Benefits, and Sellers, with respect to Title Defects and Environmental Defects, shall be deemed to have conclusively waived any dispute or disagreement with respect to unresolved Title Defects, Environmental Defects or Title Benefits which such Party fails to submit for resolution as provided in this Section 4.6(a) and the Title Defect Amount, Remediation Amount or Title Benefit Amount, as applicable, set forth in the Title Defect Notice, Environmental Defect Notice or Title Benefit Notice, respectively, shall be deemed accepted by the Parties.

(b)The Disputed Matters shall be submitted to (i) in the case of Title Defects or Title Benefits, an attorney with at least ten (10) years’ experience examining oil and gas titles in the geographic area where the Assets subject to such dispute are located, and (ii) in the case of Environmental Defects, an environmental attorney practicing with at least ten (10) years in the jurisdiction and geographic area where the Assets subject to such dispute are located (each such Person, a “Consultant”); provided, however, that the Consultant(s) shall not have performed professional services for any Party or any of its Affiliates during the previous five (5) years, shall have no ethical conflict in serving as the Consultant and shall at all times remain neutral. In the event Sellers’ Representative and Purchaser are unable to agree on any Consultant within thirty (30) days after receipt of the initiating notice, Sellers’ Representative on the one hand and Purchaser on the other hand will each appoint one Consultant within twenty (20) days thereafter and the two Consultants so appointed will appoint a third Consultant within twenty (20) days after the second Consultant is appointed, and the three Consultants so appointed will resolve such matter.

(c)Within ten (10) Business Days following the selection of the Consultant(s), Purchaser and Sellers’ Representative shall submit one copy to the Consultant(s) of (i) this Agreement, with specific reference to this Section 4.6 and the other applicable provisions of this Article 4, (ii) the Title Defect Notice, Environmental Defect Notice or Title Benefit Notice, as applicable, (iii) the Disputing Party’s written description of the Disputed Matters, together with the supporting documents that were provided to the other Party, and (iv) the other Party’s written position on the Disputed Matters, together with the supporting documents that were provided to the Disputing Party. Purchaser may only assert violations or defects set forth in the applicable Title Defect Notice or Environmental Defect Notice and may not assert any new or additional defect, violation of law or dispute in such written statement. The Consultant(s) shall resolve the Disputed Matters based only on the foregoing submissions. Neither Purchaser nor Sellers’ Representative shall have the right to submit additional documentation to the Consultant(s) nor to demand discovery on the other Party.

(d)The Consultant(s) shall make its determination by written decision within thirty (30) days following receipt of the written statements described in Section 4.6(c) (the “Consultant Decision”). The Consultant Decision shall be in writing and final and binding upon the Parties, without right of appeal, and shall be enforceable against the Parties in any court of competent jurisdiction. In making its determination, the Consultant(s) shall be bound by the provisions of this Article 4. The Consultant(s) may consult with and engage disinterested Third Parties to advise the Consultant(s), but shall disclose to the Parties the identities of such Third Parties and shall only use such Third Parties to the extent necessary to resolve the Disputed Matters. In determining the proper value attributable to a Disputed Matter, the Consultant(s) shall not assign a value to a Title Defect or Environmental Defect higher than the value asserted by Purchaser nor assign a value to a Title Benefit higher than the value asserted by Sellers, as applicable.

(e)The Consultant(s) shall act as an expert for the limited purpose of determining the specific Disputed Matter and shall not act as arbitrators, shall not consider, hear or decide any matters except the specific Disputed Matters presented to them and shall not award damages, interest or penalties (including punitive or exemplary damages, lost profits, consequential, special or indirect damages) to either Party. In addition, the Consultant(s) shall agree in writing to keep strictly confidential the specifics and existence of any Disputed Matters submitted as well as all proprietary records of the Parties, if any, reviewed by the Consultant(s) in the process of resolving such Disputed Matters.

(f)Each Party shall each bear its own legal fees and other costs of preparing and presenting its case. The fees, costs, and expenses of each Consultant pursuant to this Section 4.6 shall be borne by Sellers, on the one hand, and by Purchaser, on the other hand, based upon the percentage that the amount actually contested but not awarded to Sellers or Purchaser, respectively, bears to the aggregate amount actually contested by Sellers and Purchaser.

(g)Subject to the provisions in Section 9.1(d) and Section 9.2(d), nothing herein shall operate to cause the Closing to be delayed on account of any unresolved dispute involving Title Defects, Environmental Defects, Title Defect Amounts, Remediation Amounts, Title Benefits and/or Title Benefit Amounts or any arbitration conducted pursuant to this Section 4.6, and to the extent any adjustments are not agreed upon by Sellers’ Representative and Purchaser in writing as of the Closing, the Unadjusted Purchase Price shall not be adjusted therefor at the Closing, and subsequent adjustments to the Unadjusted Purchase Price, if any, will be made pursuant to this Section 4.6 or Section 10.4(b).

Section 4.7Casualty or Condemnation Loss. If, after the Execution Date, but prior to the Closing Date, any portion of the Assets is damaged, destroyed, or made unavailable or unusable for the intended purpose by fire or other casualty or is taken in condemnation or under right of eminent domain (each, a “Casualty Loss”), Sellers’ Representative shall promptly notify Purchaser in writing thereof and provide Purchaser with all reasonably requested information with respect thereto, including allowing Purchaser and its Representatives to visit and survey the damage resulting therefrom (as applicable) and Purchaser shall nevertheless be required to close and (i) there shall be no reduction of the Unadjusted Purchase Price in respect of such Casualty Loss, and (ii) upon Closing, Purchaser and the Company shall be entitled to all rights of Sellers or the Company to any insurance proceeds (whenever received) under insurance policies issued by Third Parties to Sellers or their Affiliates (including the Company), to condemnation awards (whenever received) and to other claims against Third Parties with respect to the Casualty Loss and Sellers shall, and shall cause their Affiliates to, enter into customary agreements pursuant to which Sellers or their Affiliates, as applicable, will deliver to Purchaser all sums paid to Sellers or their Affiliates in respect of such Casualty Loss and neither Sellers nor the Company shall assign, convey or distribute any such proceeds to any other Person. Further, Sellers’ Representative shall use Commercially Reasonable Efforts between the occurrence of any Casualty Loss occurring after the Execution Date and prior to Closing to (A) make any applicable insurance claims and obtain any potential insurance recoveries therefor and (B) pursue or otherwise preserve all rights and claims against Persons associated therewith.

Article 5

REPRESENTATIONS AND WARRANTIES OF SELLERS

Section 5.1Generally.

(a)Any representation or warranty qualified “to such Seller’s knowledge” or with any similar knowledge qualification in this Article 5 is limited, to the extent such Seller is an individual, to matters within the actual knowledge of such individual, and to the extent such Seller is not an individual, to matters within the Actual Knowledge of the individuals signing this Agreement on behalf of such Seller.

(b)Subject to Section 5.1(a), the disclaimers and waivers contained in, and the other terms and conditions of, this Agreement, and the exceptions and matters set forth on the Schedules attached to this Agreement, each Seller represents and warrants, severally and not jointly, to Purchaser the following:

Section 5.2Existence and Qualification. To the extent such Seller is an entity, such Seller is duly formed or incorporated, as applicable, validly existing and in good standing under the Laws of the state of its formation or incorporation, as applicable, and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, as applicable, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

Section 5.3Power. To the extent such Seller is an entity, such Seller has all requisite organizational power, as applicable, and authority to own, lease and operate its property (including the Company Interests and, indirectly, the Assets) and to carry on its business as now conducted. To the extent such Seller is an entity, such Seller has the requisite organizational power, as applicable, to enter into, execute, deliver and perform this Agreement and each Transaction Document to which such Seller is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 5.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by such Seller at Closing and all other Transaction Documents to which such Seller is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary company action. This Agreement has been duly executed and delivered by such Seller (and all documents required hereunder to be executed and delivered by such Seller at Closing and all other Transaction Documents will be duly executed and delivered by such Seller) and no other corporate proceedings on the part of such Seller are necessary to approve and authorize the execution, delivery and performance by such Seller of this Agreement and the other Transaction Documents to which such Seller is a party or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of such Seller, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 5.5No Conflicts. Except as set forth on Schedule 5.5, and assuming the receipt of all consents and approvals from Third Parties in connection with the transactions contemplated hereby and the waiver of or compliance with all Preferential Rights applicable to the transactions contemplated hereby, the execution, delivery, and performance of this Agreement and the other Transaction Documents by such Sellers, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of such Seller, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, Permit or other Contract to which such Seller is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to such Seller, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to such Seller in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except, in the event of any matters described in subsections (b), (c) or (d) above, that would not have a Material Adverse Effect.

Section 5.6Capitalization.

(a)As of the Execution Date, such Seller is the direct owner, holder of record and beneficial owner of the Company Interests set forth adjacent to such Seller’s name on Schedule 5.6, free and clear of all Encumbrances, other than those transfer restrictions (i) contained in the Organizational Documents of the Company (the “Company Organizational Documents”) (which shall be waived in connection with the Closing), or (ii) arising pursuant to applicable federal or state securities Laws.

(b)At the Closing, the consummation of the transactions contemplated herein will vest Purchaser with good and valid title to the Company Interests, free and clear of all Encumbrances, other than (i) those transfer restrictions contained in the Company Organizational Documents (which shall be waived in connection with the Closing) or arising pursuant to applicable federal or state securities Laws, (ii) Encumbrances related to the Existing Secured Credit Facility, or (iii) Encumbrances arising exclusively by, through or under Purchaser or its Affiliates from and after Closing.

Section 5.7Liability for Brokers’ Fees. Purchaser shall not directly or indirectly have any responsibility, liability, or expense, as a result of undertakings or agreements of such Seller or any of its Affiliates (including the Company Group), for brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.

Section 5.8Litigation. Except as set forth on Schedule 5.8, there are no Proceedings pending, or to such Seller’s knowledge, threatened, with respect to such Seller that would materially impair such Seller’s ability to perform their obligations under this Agreement or any other Transaction Document, or which is reasonably likely to materially impair or delay such Seller’s ability to perform its obligations under this Agreement or any other Transaction Document, or which seeks to enjoin, alter, challenge, delay or prevent the consummation of the transactions contemplated by this Agreement by such Seller. Notwithstanding the foregoing, such Seller makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry

Section 5.9Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar Proceedings pending against, being contemplated by, or, to such Seller’s knowledge, threatened against such Seller.

Section 5.10Credit Support. Schedule 5.10 sets forth a complete and accurate list of all bonds, letters of credit, guarantees and similar instruments posted or entered into by such Seller or any of its Affiliates in support of the Company Group with Third Parties.

Article 6

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP AND THE ASSETS

Section 6.1Generally.

(a)Any representation or warranty qualified “to the Company’s knowledge” or with any similar knowledge qualification in this Article 6 is limited to matters within the Actual Knowledge of the individuals listed in Schedule 6.1(a).

(b)Subject to Section 6.1(a), the disclaimers and waivers contained in and the other terms and conditions of this Agreement, and the exceptions and matters set forth on the Schedules attached to this Agreement, the Company represents and warrants to Purchaser the following:

Section 6.2Existence and Qualification. The Company is a limited liability company, duly formed, validly existing and in good standing under the Laws of State of Delaware and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

Section 6.3Power. The Company has all requisite company power to own, lease, and operate its properties and to carry on its business as is now being conducted except, where the failure to have such power, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect. The Company has the requisite company power to enter into and perform this Agreement and each other Transaction Document to which the Company is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 6.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by the Company at Closing and all other Transaction Documents to which Company is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of the Company. This Agreement has been duly executed and delivered by the Company (and all documents required hereunder to be executed and delivered by the Company at Closing and all other Transaction Documents will be duly executed and delivered by the Company) and no other limited liability company proceedings on the part of the Company are necessary to approve and authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 6.5No Conflicts. Except as set forth on Schedule 6.5, and assuming the receipt of all consents and approvals from Third Parties in connection with the transactions contemplated hereby and the waiver of or compliance with all Preferential Rights applicable to the transactions contemplated hereby, the execution, delivery, and performance of this Agreement and the other Transaction Documents by the other Parties, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of the Company Group, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, Permit, Lease, Material Contract to which any member of the Company Group is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to any member of the Company Group, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to any member of the Company Group in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except, in the event of any matters described in subsections (b), (c) or (d) above, that would not have a Material Adverse Effect.

Section 6.6Capitalization.

(a)As of the Execution Date, the Company Interests consist of: (i) 2,325,510 Common Units and (ii) 958,864 Preferred Units. As of the Execution Date, there were 346,029 Tier I Profits Units and 525,259 Tier II Profits Units authorized but no Tier I Profits Units or Tier II Profits Units outstanding.

(b)Schedule 6.6(b) sets forth Company a true, correct and complete list that accurately reflects all of the issued and outstanding Interests of the Company and the record and beneficial owners thereof. Sellers, directly or indirectly, own all of the issued and outstanding Interests of the Company, free and clear of all Encumbrances, other than those (i) transfer restrictions contained in the Company Organizational Documents (which shall be waived in connection with the Closing) or (ii) arising pursuant to applicable federal or state securities Laws.

(c)Except for the Company Interests set forth on Schedule 6.6(c), neither Sellers nor the Company has issued or agreed to issue any: (i) Interests; (ii) option, warrant, subscription, call, or any right or privilege capable of becoming an agreement or option, convertible securities or other rights, agreements, arrangements or commitments, including any appreciation rights, agreements, arrangements, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, or commitments or other rights or Contracts of any kind or character, contingent or not, for the purchase, subscription, allotment or issue of any Interests of the Company or otherwise obligating Sellers or the Company to issue, transfer, convey, assign, sell, pledge, dispose of or encumber any of the Interests in the Company; (iii) stock appreciation right, phantom stock, interest in the ownership or earnings of the Company or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests having the right to vote. There are no outstanding or authorized equity appreciation, phantom equity, profit participation or other rights to participate in the revenues, profits or equity (or the value thereof) or similar rights affecting the Company Interests.

(d)Without limiting the generality of the foregoing, none of Sellers or the Company are subject to any voting trust, proxy, member or partnership agreement or voting agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of the Company Interests, other than as set forth on Schedule 6.6(d). Except as set forth on Schedule 6.6(d), neither Sellers nor the Company have any obligation to make any dividend or distribution of any kind with respect to any of the Company Interests, or to provide funds (in the form of a capital contribution) to, or make any investment (in the form of a capital contribution) in, any other Person or to register under federal or state securities Laws any of the Company Interests. There are no preemptive rights, rights of first refusal or first offer, option grants or exercise rights, voting or veto rights, voting trusts, change of control or similar rights, anti- dilution protections or other rights that any equity holder, officer, employee, manager or director of the Company either is or would be entitled to invoke as a result of the transactions contemplated by this Agreement.

(e)The Company Interests are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights, rights of first refusal, right of first offer, purchase option, call option, or other similar rights of any Person.

(f)True, correct, and complete copies of the Organizational Documents of the Company Group have been made available to Purchaser and reflect all material amendments and modifications made thereto at any time prior to the Execution Date. Neither Sellers nor any member of the Company Group are in material violation of any of the provisions of such Organizational Documents.

Section 6.7Subsidiaries. Schedule 6.7 sets forth a true, correct, and complete list of all Subsidiaries of the Company, and, except for such Subsidiaries, the Company does not own, nor, has the Company owned at any time, either directly or indirectly, any Interests in any Person. Each Subsidiary is duly formed, validly existing and in good standing under the Laws of the state of its formation and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect, as applicable.

Section 6.8Litigation. Except as set forth on Schedule 6.8, there are no Proceedings pending, or to the Company’s knowledge, threatened, against the Company Group, any Affiliate Operator with respect to the Assets, the Company Interests or the Assets or otherwise relating to or with respect to the Assets, the Company Interests, the Company Group or any Affiliate Operator with respect to the Assets, including any Proceedings pending, or to the Company’s knowledge, threatened against Sellers. Notwithstanding the foregoing, the Company makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry, other than any such Proceedings in which any member of the Company Group is a named party. There exist no material unsatisfied Orders against the Company Group, any Affiliate Operator with respect to the Assets or, to the Company’s knowledge, the Assets that could result in impairment or loss of the Company’s interest in any part of the Assets.

Section 6.9Taxes and Assessments. Except as disclosed in Schedule 6.9, as of the Execution Date:

(a)All material Tax Returns required to be filed by, or with respect to, the Company Group and the Assets have been timely filed (taking into account any valid extensions), and all such Tax Returns are true, complete and correct in all material respects. All material Taxes due and owing by or with respect to the Company Group and the Assets have been paid in full (whether or not shown to be due on such Tax Returns).

(b)The Company Group has deducted or withheld and paid over to a Taxing Authority all material Taxes required to have been deducted or withheld in connection with amounts paid or owing to any employee, contract worker, creditor, customer, member or other party, and the Company Group has complied in all material respects with all information reporting and backup withholding provisions of applicable Law, including maintenance of required records with respect thereto (including IRS Forms W-2 and 1099 and other applicable forms).

(c)No extension or waiver of any statute of limitations has been given or requested for the assessment or payment of any Tax of or with respect to the Company Group (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business).

(d)No Tax deficiency, dispute or claim has been asserted or assessed in writing by any Taxing Authority against any of member of the Company Group (or to the Company’s knowledge, has been threatened or proposed), except for any deficiency, dispute or claim that has been fully paid and resolved.

(e)There is no pending or threatened audit, demand, claim, proposed adjustment, assessment, examination or other administrative or court proceeding with respect to any Taxes of, or with respect to, the Company Group and neither the Company Group nor Sellers has received written notice of any such Tax Proceeding (and, to the Company’s knowledge, no such Tax Proceeding has been threatened).

(f)There are no Encumbrances for Taxes upon any Asset, other than Permitted Encumbrances.

(g)The Company Group is not a party to or bound by any Tax indemnification, Tax allocation, Tax sharing or similar agreement (excluding, for this purpose, any commercial agreement that is not primarily related to Taxes, such as leases, licenses, purchase agreements or credit agreements).

(h)No member of the Company Group has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(i)No member of the Company Group has participated in or been party to any “listed transaction,” as defined Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(j)All material related party transactions involving the Company Group or the Assets do and have complied in all material respects with Section 482 of the Code and Treasury Regulations promulgated thereunder (and any corresponding or similar provisions of state, local or non-U.S. law) and any other applicable law on transfer pricing.

(k)The Company is, and at all times since its formation has been, properly classified as a partnership for federal Income Tax purposes, and no election or Tax Return to the contrary has been filed. Each Subsidiary is, and at all times since its formation has been, a disregarded entity for federal Income Tax purposes, and no election or Tax Return to the contrary has been filed.

(l)No claim has been made in the last five (5) years by a Taxing Authority in a jurisdiction where the Company Group does not file Tax Returns or pay Taxes that the Company or any Asset may be subject to Taxes or Tax Return filing obligations in such jurisdiction.

(m)No member of the Company Group has ever been a member of an affiliated, consolidated, combined or unitary group or participated in any other arrangement whereby any income, revenues, receipts, gain or loss was determined or taken into account for Tax purposes with reference to or in conjunction with any income, revenues, receipts, gain, loss, asset or liability of any other Person other than a group of which a member of the Company Group was parent.

(n)The Company Group has no liability for Taxes of any Person outside the Company Group as a transferee, successor, by contract (excluding any commercial contracts, including agreements with customers, vendors, lessors or lenders, in each case, entered into the ordinary course of business and that do not relate primarily to Taxes) or otherwise as a matter of Law.

(o)No member of the Company Group will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting for a Pre-Closing Tax Period, including by reason of the application of Section 481 of the Code (or any analogous provision of state, local or non-U.S. Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Closing Date; (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) entered into in a Pre-Closing Tax Period; (iv) use of an improper method of accounting or the cash method of accounting for a Pre-Closing Tax Period; (v) installment sale or open transaction disposition made on or prior to the Closing Date; or (vi) prepaid amount received or deferred revenue accrued outside of the Ordinary Course of Business on or prior to the Closing Date.

(p)No member of the Company Group has any material unpaid liability in respect of escheat or unclaimed property.

(q)No member of the Company Group has: (i) has entered into any agreement or arrangement with any Taxing Authority primarily concerning Taxes that would be terminated or adversely affected as a result of the transactions contemplated by this Agreement; or (ii) has commenced a voluntary Tax disclosure proceeding in any state, local or non-U.S. jurisdiction that has not been fully resolved.

(r)No member of the Company Group is engaged in a trade or business, has a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of its formation.

(s)The Company Group has properly: (i) collected and remitted material sales, use, valued added and similar Taxes, and (ii) retained, to the extent required under applicable Law, any appropriate Tax exemption certificates and other documentation qualifying such sale, lease or provision of services as exempt.

(t)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will give rise to any “excess parachute payment” (within the meaning of Section 280G(b)(1) of the Code) to be made to any Employee.

(u)No private letter rulings, technical advice memoranda or similar agreements or rulings have been requested, entered into or issued by any Taxing Authority with respect to the Company Group or any Asset.

(v)No Asset is properly classified as a partnership interest for any Tax purposes.

Section 6.10Capital Commitments. Except as set forth on Schedule 6.10, as of the Effective Time and as of the Execution Date, there were no outstanding AFEs or other capital commitments binding on the Assets or the Company Group that could reasonably be expected to require expenditures by the Company after the Effective Time in excess of $250,000, net to the interests of the Company.

Section 6.11Compliance with Laws. The Company and Affiliate Operator (with respect to the Assets) are, and have been since the Ownership Reference Date, in compliance with, and, the Assets (and in the case of Assets not operated by Company or an Affiliate Operator, to the Company’s knowledge) are being, and have been since the Ownership Reference Date operated in compliance with, all applicable Laws in all material respects. The Company nor any Affiliate Operator (with respect to the Assets) has received since the Ownership Reference Date written notice of any material violation of or non-compliance with, or alleged material violation of or non-compliance with any Laws, which remains uncured.

Section 6.12Material Contracts.

(a)Schedule 6.12 sets forth all Applicable Contracts as of the Effective Time of the type described below, in each case, to which any member of the Company Group is a party (or is a successor or assign of a party) or by which any member of the Company Group or the Assets are bound (collectively, the “Material Contracts”):

(i)any Contract that can reasonably be expected to result in aggregate payments by the Company Group of more than $100,000, net to the Company Group’s interest, during the current or any subsequent calendar year (in each case based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), except for (A) any such Contract that terminates or can be terminated by the Company on not greater than ninety (90) days’ notice without penalty, and (B) customary joint operating agreements entered into in the Ordinary Course of Business;

(ii)any Contract that can reasonably be expected to result in aggregate revenues to the Company Group of more than $100,000, net to the Company Group’s interest, during the current or any subsequent calendar year (in each case, based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), except for (A) any such Contract that terminates or can be terminated by the Company Group on not greater than ninety (90) days’ notice without penalty, and (B) customary joint operating agreements entered into in the Ordinary Course of Business;

(iii)any Hydrocarbon purchase and sale, storage, marketing, transportation, processing, gathering, treatment, separation, compression, or similar Contract;

(iv)any Contract that includes an acreage dedication, minimum volume commitment, throughput requirement, or demand, take or pay or similar charges;

(v)any Contract evidencing Indebtedness;

(vi)any Contract that constitutes a lease under which any member of the Company Group is the lessor or the lessee of real or personal property, which lease involves an annual base rental of more than $50,000, except for any such Contract that terminates or can be terminated by the Company Group on not greater than ninety (90) days’ notice without penalty;

(vii)any farmout or farmin agreement, participation agreement, exploration agreement, development agreement, joint operating agreement, operating agreement, unit or unitization agreement, production sharing agreement, pooling agreement or similar Contract;

(viii)any Contract for, or that contemplates, (i) the sale, lease, assignment, exchange, transfer or disposition of the Company Group’s interest in the Assets (other than with respect to production of Hydrocarbons sold in the Ordinary Course of Business) from and after the Effective Time or (ii) the purchase by the Company Group of any additional material interest in the Leases or Wells, for which the primary purpose of such Contract has not been performed;

(ix)any Contract that provides for a call upon, option to purchase or similar right under any agreement with respect to the Hydrocarbons from the Assets;

(x)any Contract obligation to make any take or pay payment, advance payment or other similar payment (other than gas balancing arrangements), to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Assets at some future time without receiving payment therefor at or after the time of delivery;

(xi)any Contract that (A) contains or constitutes an area of mutual interest or similar arrangement or (B) includes non-competition restrictions or other similar restrictions or prohibitions on doing business, including any other Contract that purports to restrict, limit or prohibit the manner in which, or the locations in which, the Company Group conducts business within or adjacent to the Assets;

(xii)any Contract that constitutes a seismic agreement or other geophysical acquisition agreement or license;

(xiii)any Contracts that are plant agreements, injection agreements, repressuring or recycling agreements, or saltwater, wastewater or other produced water disposal or handling agreements;

(xiv)any Contract that would obligate the Company Group to drill additional wells or conduct other material capital expenditures with respect to development operations after the Closing;

(xv)any Contract for the disposal of Hazardous Substances;

(xvi)any Contract that is a purchase and sale agreement, asset purchase agreement or membership interest purchase agreement for which the Company Group has ongoing or remaining material obligation thereunder;

(xvii)any Contract involving payments of more than $50,000 relating to any settlement of any litigation that was pending against the Company Group at any time during the last two (2) years where any settlement amounts remain unpaid or there remain unperformed material covenants (other than covenants of release); and

(xviii)any Contract between any member of the Company Group, on the one hand, and any Sellers or any Affiliate of a Seller or any of their respective officers, directors, or managers, on the other hand, that will not be terminated prior to Closing or which include indemnification obligations or other provisions that contemplate survival beyond termination.

(b)Except as set forth on Schedule 6.12, there exists no default in any material respect under any Material Contract by the Company Group or, to the Company’s knowledge, by any other Person that is a party to such Material Contract and no event, occurrence, condition or act has occurred that, with the giving of notice, the lapse of time or the happening of any other event or condition, would constitute a material default or breach under any such Material Contract by the Company Group or, to the Company’s knowledge, any other Person who is a party to such Material Contract. Neither Sellers, the Company Group nor their Affiliates have received any unresolved written notice from a Third Party alleging a violation of or breach of any Material Contract by the member of the Company Group that is party thereto. Each Material Contract is a valid and binding obligation against the member of the Company Group that is party thereto and, to the Company’s knowledge, each other party thereto, and is enforceable in accordance with its terms against the member of the Company Group that is party thereto and each other party thereto. Prior to the execution of this Agreement, Sellers have deposited in the Data Rooms, notified Purchaser of same and made available to Purchaser true, correct and complete copies of each Material Contract and all material amendments or modifications thereto.

Section 6.13Payments for Production and Imbalances. Except as disclosed in Schedule 6.13, as of Effective Time, (a) neither any member of the Company Group nor any Affiliate Operator with respect to the Assets is obligated by virtue of any take-or-pay payment, advance payment, or other similar payment (other than (i) royalties, overriding royalties, and similar arrangements reflected in the Net Revenue Interest figures set forth on Exhibit A-2; (ii) rights of any lessor to take free gas under the terms of the relevant Lease for its use on the lands covered thereby; (iii) gas balancing arrangements; and (iv) non-consent provisions in the Contracts) to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Properties at some future time without receiving full payment therefor at or after the time of delivery, and (b) there are not any Imbalances.

Section 6.14Consents and Preferential Purchase Rights. None of the Assets or the Company Interests, or any portion thereof, are subject to any Preferential Right or Specified Consent Requirement that may be applicable to or triggered by the transactions contemplated by this Agreement, except Customary Post-Closing Consents.

Section 6.15Non-Consent Operations. Except as set forth on Schedule 6.15 or otherwise reflected on Exhibit A-1 or Exhibit A-2, as applicable, since the Ownership Reference Date, no operations are being conducted or have been conducted with respect to the Assets (a) with respect to which any member of the Company Group has elected to be a non-consenting party under the applicable operating agreement, or (b) that have been subject to forced pooling arrangements, and, in each case, with respect to which all the Company Group’s rights have not yet reverted to it. Schedule 6.15 sets forth a true and complete list of the status of any “payout” balance, as of the date set forth on such Schedule, (x) for those Wells that are operated by the Company Group or any Affiliate Operator, or (y) for those Wells that are operated by a Third Party, to the extent such information has been provided by such Third Party operator of such Well, in each case, that are subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Lease by its terms).

Section 6.16Plugging and Abandonment. Except as set forth on Schedule 6.16, as of the Execution Date, other than wells that have been plugged and abandoned in accordance with all applicable Laws in all material respects, there are no dry holes or shut in or otherwise inactive wells included in the Assets operated by the Company Group or any Affiliate Operator and, to the Company’s knowledge, operated by any Third Party, that are located on lands burdened by the Leases or on lands pooled or unitized therewith that the Company Group or Affiliate Operator has received any written notice or demands from Governmental Bodies to plug and abandon or that are currently subject to exceptions to a requirement to plug or abandon issued by a Governmental Body.

Section 6.17Environmental Matters. Except as set forth on Schedule 6.17:

(a)the Company Group and ownership and operation of the Assets (and in the case of Assets not operated by the Company Group or an Affiliate Operator, to the Company’s knowledge) are, and since the Ownership Reference Date have been, in compliance with applicable Environmental Laws in all material respects;

(b)neither the Company Group, any Affiliate Operator with respect to the Assets, or the Assets is the subject of any pending, or to the Company’s knowledge, threatened material Environmental Claims;

(c)there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, omissions, or plans that affect the Company Group, any Affiliate Operator with respect to the Assets, or the Assets that can reasonably be expected to (i) interfere with or prevent compliance in all material respects or continued compliance in all material respects with all Environmental Laws or any material Environmental Permit, or (ii) give rise to any material liabilities or losses  (including any Remedial Action) under Environmental Laws or any Environmental Permit;

(d)none of the Assets, any Affiliate Operator with respect to the Assets, or the Company Group is subject to any material Environmental Liabilities or Environmental Defects that individually or in the aggregate reasonably could be expected to exceed $250,000;

(e)since the Ownership Reference Date, neither the Company Group nor any Affiliate Operator (with respect of the Assets) has received from any Governmental Body or other Person any written notice of violation of, alleged violation of, non-compliance with, Remedial Action or liability under, any Environmental Law with respect to ownership or operation of the Assets other than notices with respect to matters that have been fully and finally resolved to the satisfaction of any relevant Governmental Body or are no longer the source of outstanding obligations or requirements, and to the Company’s knowledge, no such written notice is threatened or reasonably expected;

(f)neither the Company Group nor any Affiliate Operator (with respect of the Assets) has assumed, undertaken, or otherwise become subject to any material losses or liabilities or agreed to indemnify any Person for any material losses or liabilities, in each case, relating to or arising from any matters involving Hazardous Substances, or any material violations of, or other obligations arising under, Environmental Laws or any Environmental Permit;

(g)neither the Company Group nor any Affiliate Operator (with respect of the Assets) is required by any Governmental Body pursuant to any Environmental Law or Order or settlement, as a result of the transactions set forth herein and contemplated hereby, (i) to undertake Remedial Action or (ii) give notice to any Person or receive approval from any Governmental Body pursuant to Environmental Laws or any Environmental Permit;

(h)except for de minimis amounts arising in the Ordinary Course of Business (including routine fees, assessments and other expenses incurred in the ordinary course of complying with applicable Environmental Laws or Environmental Permits), no amount is due by the Company Group nor any Affiliate Operator (with respect of the Assets) to any Governmental Body or other Person under any Environmental Laws, including as financial assurance to secure any future losses of the Company Group or the Assets under Environmental Laws;

(i)Sellers have made available to Purchaser copies of the following which are in Sellers’, an Affiliate Operator’s or the Company Group’s possession or control: (i) all material Environmental Permits, (ii) all non-privileged material environmental reports, compliance audits, health and safety audits and inspections, assessments (including Phase I Environmental Site Assessments and Phase II Environmental Site Assessments), environmental sampling and test results, monitoring reports, notices of violation, Orders, written complaints or written claims, in each case ,in the custody, possession or control of Sellers, relating to (A) any Environmental Claim or documents related to any Remedial Action involving the Company Group or the Assets and (B) the Company Group’s or the Assets’ compliance with or liabilities under Environmental Laws, including relating to any property currently or formerly owned, operated, leased or used by any member of the Company Group, and (iii) any material documents concerning planned or anticipated material capital expenditures required to reduce, offset, limit or otherwise control pollution or emissions, manage waste or otherwise ensure compliance in all material respects with current or future Environmental Laws or Environmental Permits (including costs of any Remedial Action, pollution control equipment and operational changes);

(j)no Hazardous Substances generated by or on behalf of the Company Group and transported to or disposed on real property that is not part of the Assets have been transported to or disposed on any facility, property, location, area, or site that is presently or has ever been included on the National Priorities List promulgated pursuant to Section 105 of CERCLA, or that is otherwise designated, listed, or identified by the United States Environmental Protection Agency or any state or territorial environmental agency as a “Superfund Site,” “CERCLA Site,” “State Priority Site,” or by any substantially equivalent nomenclature; and

(k)all Hazardous Substances generated by or on behalf of the Company Group and disposed on or transported to real property that is not part of the Assets have been transported, disposed and handled, including, to the Company’s knowledge, all such transportation, disposal and handling by Third Parties, in compliance with all applicable Laws, including Environmental Laws, Contracts and/or Leases, in each case, in all material respects, and none of such Hazardous Substances have come to be located at a property or facility for which the Company Group reasonably would be expected to suffer or incur material liabilities for investigative, remedial, removal, response, monitoring or other corrective actions, or the costs thereof.

Section 6.18Permits. Except as set forth on Schedule 6.18, the Company Group and Affiliate Operator validly hold, and since the Ownership Reference Date, have validly held when required, all material Permits necessary for the lawful conduct of the ownership and use of the Assets. Each of such Permits is in full force and effect. The Company Group and any Affiliate Operator with respect to the Assets are, and since the Ownership Reference Date, have been, in compliance, in all material respects, with each such Permit and no action, suit or proceeding is pending or, to the Company’s knowledge, threatened, to suspend, revoke, withdraw, modify or limit any such Permit in a manner that has had or would reasonably be expected to have a Material Adverse Effect. None of Sellers, any Affiliate Operator or the Company Group have received any written notice of any default under, cancellation, suspension, revocation, invalidation or non-renewal of any Permit. Applications for the renewal of each such Permit have been timely filed and all fees and charges with respect to the Permits as of the Execution Date have been paid in full, except where such failure to do so would not be material.

Section 6.19Suspense Funds; Royalties. Except as set forth on Schedule 6.19, as of the dates set forth therein, neither the Company Group nor Affiliate Operator holds any Third Party funds in suspense with respect to production of Hydrocarbons from any of the Assets (collectively, “Suspense Funds”) other than amounts less than the statutory minimum amount that the Company Group or any Affiliate Operator, as applicable, is permitted to accumulate prior to payment. To the Company’s knowledge, Schedule 6.19 sets forth the name or names of the Persons claiming the Suspense Funds or to whom the Suspense Funds are owed. Except for Suspense Funds, the Company Group and Affiliate Operators have paid all Burdens, Working Interests, rentals, and shut-in payments due with respect to the Assets or due as a result of the Company Group or any Affiliate Operator acting as operator of any Assets. Except as set forth on Schedule 6.19, to the Company’s knowledge, all proceeds from the sale of Hydrocarbons produced from or attributable to the Assets not operated by the Company Group are being received by the Company in a timely manner and are not being held in suspense by a Third Party. The Company Group and any Affiliate Operator have complied with all escheat obligations and Laws applicable to the Assets in all material respects.

Section 6.20Specified Bank Accounts. Schedule 6.20 sets forth a list of bank accounts maintained by the Company Group in connection with the Suspense Funds (the “Specified Bank Accounts”), together with the names and addresses of the banks or financial institutions maintaining each such account and the authorized signatories on each such account.

Section 6.21Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar proceedings pending against, being contemplated by, or, to the Company’s knowledge, threatened against the Company Group.

Section 6.22Credit Support. Schedule 6.22 contains a true and complete list of all surety bonds, letters of credit, guarantees, and other forms of credit support currently maintained, posted, or otherwise held by the Company Group or Affiliate Operator with Third Parties and Governmental Bodies with respect to the Assets. True, correct and complete copies of all such credit support documents have been made available to Purchaser.

Section 6.23Bank Accounts. Schedule 6.23 sets forth a true, complete, and correct list of (a) all bank accounts or safe deposit boxes under the control or for the benefit of the Company Group (including the names of the financial institutions maintaining each such account, and the purpose for which such account is established), (b) the names of all persons authorized to draw on or have access to such accounts and safe deposit boxes, and (c) all outstanding powers of attorney or similar authorizations granted by or with respect to the Company Group.

Section 6.24Books and Records. All books and records of the Company Group, including the Records, are being maintained and, to the Company’s knowledge, have been maintained by the Company Group in accordance with all applicable Law in all material respects and in the Ordinary Course of Business.

Section 6.25Special Warranty. Subject to the Permitted Encumbrances, as of the Claim Date and the Closing Date, the Company warrants Defensible Title to the Leases and Wells unto Purchaser from and against the claims of any and all Persons lawfully claiming or to claim the same or any part thereof, in each case, by, through or under the Company Group or its Affiliates, but not otherwise.

Section 6.26Undisclosed Liabilities. Except as set forth on Schedule 6.26, since the Effective Time, the Company Group has had no material liabilities or obligations of any kind or nature that would be required to be reflected specifically (and adequately reserved against) on a financial statement of the Company Group or in the notes thereto prepared in accordance with GAAP (including, for the avoidance of doubt, any Leakage), except for (i) Suspense Funds, (ii) Asset retirement obligations, (iii) Imbalances, (iv) obligations to Affiliates that will be fully and finally released at Closing, and (v) those incurred in the Ordinary Course of Business and as to which the aggregate amount incurred does not exceed $100,000.

Section 6.27Absence of Changes. Since the Effective Time, except as set forth on Schedule 6.27, (a) the Company Group has been operated and maintained substantially in the Ordinary Course of Business, (b) the Company Group has not suffered a Material Adverse Effect, and (c) there has not been, with respect to the Company Group, any (i) amendment of the Organizational Documents of the Company Group, (ii) split, combination or reclassification of any Interests in the Company Group, (iii) material change in any method of accounting or accounting practice of the Company Group, (iv) any transfer, assignment, sale or other disposition of any Assets outside of the Ordinary Course of Business, (v) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law, and (vi) Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 6.28Employment Matters.

(a)Schedule 6.28(a)(i) contains a list of all Employees as of the Execution Date, including any Employee who is on a leave of absence of any nature, and sets forth for each such individual his or her: (i) name, (ii) title or position, (iii) hire date, (iv) current compensation (including annual salary or hourly rate), (v) classification as exempt or non-exempt (or eligible or ineligible) for wage and hour purposes, (vi) active or inactive status (including reason or leave of absence and return to work date, if known) and (vii) employing member of the Company Group. Schedule 6.28(a)(ii) contains a list of all individual independent contractors, consultants, leased employees or other non-employee service providers engaged by or providing services to the Company Group as of the Execution Date (each, a “Contingent Worker”), and sets forth for each Contingent Worker, his, her or its: (A) name, (B) engagement date, (C) services provided, (D) fee arrangement and (E) member of the Company Group through which engaged.

(b)There are no labor agreements or any other labor-related agreements or arrangements that pertain to any of the Employees, and none are currently being negotiated, and no Employees are represented by any labor union, labor organization, works council, employee representative or group of employees with respect to their employment with the Company Group. There has not been, nor, to the Company’s knowledge, has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime, picketing, hand billing, unfair labor practice charge, material labor grievance, material labor arbitration, or other material labor activity or dispute against or affecting the Company Group. To the Company’s knowledge, since the Ownership Reference Date, there have been no labor organizing activities with respect to any Employees. The Company Group has no legal or contractual requirement to provide notice or information to, bargain with, enter into any consultation procedure with, or obtain consent from, any labor union, works council, labor organization or employee representative, which is representing any Employee, or any applicable labor tribunal, in connection with the execution of this Agreement or the transactions contemplated by this Agreement.

(c)The Company Group is, and since the Ownership Reference Date has been, in compliance in all material respects with all applicable Contracts and Laws pertaining to labor, employment and employment practices, including all Laws respecting terms and conditions of employment, health and safety, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment discrimination, harassment, retaliation, restrictive covenants, pay transparency, disability rights or benefits, equal opportunity, closures and layoffs (including WARN), workers’ compensation, labor relations, employee leave issues, employee trainings and notices, COVID-19, affirmative action and unemployment insurance. There are no, and since the Ownership Reference Date there have not been, Actions against the Company Group pending, or to the Company’s knowledge, threatened to be brought or filed, by or with any Employee, Contingent Worker or Governmental Authority, including in any court or tribunal, in connection with the employment or engagement, or termination of employment or engagement of any current or former Employee or Contingent Worker.

(d)Except as would not result in material liability for the Company Group: (i) the Company Group has fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, severance and termination payments, fees and other compensation that have come due and payable to their current or former Employees and Contingent Workers under applicable Laws, Contract or company policy; and (ii) each individual who is providing, or within the past three (3) years has provided, services to the Company Group and is or was classified and treated as an independent contractor, consultant, leased employee or other non-employee service provider, is and has been properly classified and treated as such for all applicable purposes.

(e)During the past three (3) years, the Company Group has thoroughly and impartially investigated all sexual harassment, or other harassment, discrimination, retaliation or policy violation allegations against officers, directors, partners, employees, contractors or agents of the Company Group that have been reported in writing to the Company Group or of which the Company Group is otherwise aware. With respect to each such allegation (except those the Company Group reasonably deemed to not have merit), the Company Group has taken prompt corrective action reasonably calculated to prevent further improper action.

(f)To the Company’s knowledge, no current or former Employee or Contingent Worker is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement or restrictive covenant obligation: (i) owed to the Company Group; or (ii) owed to any Third Party with respect to such person’s right to be employed or engaged by the Company Group.

Section 6.29Employee Benefits Matters.

(a)Schedule 6.29(a) contains a list of (i) each employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) each benefit, retirement, employment, consulting, compensation, incentive, bonus, stock option, restricted stock, stock appreciation right, phantom equity, change in control, transaction bonus, retention, termination, severance, vacation, paid time off, welfare and fringe-benefit agreement, plan, policy, and program, not described in (i), and (iii) each plan or arrangement providing compensation to employee and non-employee directors, in each case, covering one or more Employees, former employees of the Company Group, or the beneficiaries or dependents of any such Persons, but excluding any government-sponsored or statutorily-mandated plans, programs or arrangements (as listed on Schedule 6.29(a), each, a “Benefit Plan”).

(b)True, complete and correct copies of the following documents, with respect to each material Benefit Plan, where applicable, have previously been delivered or made available to Purchaser: (i) the plan document for such Benefit Plan (or for unwritten Benefit Plans a written description of the material terms of such Benefit Plan) and any funding medium for the Benefit Plan; (ii) the most recent IRS determination or opinion letter; (iii) the most recently filed Form 5500; (iv) the most recent summary plan description; and (v) all material correspondence to and from any Governmental Body.

(c)Except as set forth in Schedule 6.29(c), each Benefit Plan and related trust complies in all material respects with all applicable Laws, including without limitation ERISA, the Code, and the Affordable Care Act in all material respects. Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code (a “Qualified Benefit Plan”) has received a favorable determination letter from the Internal Revenue Service, or with respect to a prototype plan, can rely on an opinion letter from the Internal Revenue Service to the prototype plan sponsor, to the effect that such Qualified Benefit Plan is so qualified and that the plan and the trust related thereto are exempt from federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, and, to the

Company’s knowledge, nothing has occurred that could reasonably be expected to cause the revocation of such determination letter from the Internal Revenue Service or the unavailability of reliance on such opinion letter from the Internal Revenue Service. All benefits, contributions, and premiums required by and due under the terms of each Benefit Plan or applicable Law have been timely paid in accordance with the terms of such Benefit Plan and the terms of all applicable Laws. No Benefit Plan is, or within the past three (3) years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self-correction under any such program.

(d)Neither the Company Group nor any ERISA Affiliate has ever maintained, contributed to, or been required to contribute to or had any liability or obligation (including on account of any ERISA Affiliate) with respect to (contingent or otherwise) (i) any employee benefit plan that is or was subject to Title IV of ERISA, Section 412 of the Code, or Section 302 of ERISA, (ii) a “multi-employer plan” (as defined in Section 3(37) of ERISA), (iii) any funded welfare benefit plan within the meaning of Section 419 of the Code, (iv) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA).

(e)Other than as required under Section 4980B of the Code or other applicable Law, no Benefit Plan provides benefits or coverage in the nature of health, life, or disability insurance following retirement or other termination of employment (other than death benefits when termination occurs upon death).

(f)(i) There is no pending or, to the Company’s knowledge, threatened action relating to a Benefit Plan (other than routine claims for benefits), and (ii) no Benefit Plan has been the subject of an examination or audit by a Governmental Body within the three (3) years prior to the Execution Date.

(g)The consummation of the transactions contemplated hereby (whether alone or in conjunction with any subsequent event) could not (A) result in payment to any current or former Employee or Contingent Worker of any money or other property, (B) accelerate the vesting of or provide any additional rights or benefits (including funding of compensation or benefits through a trust or otherwise) to any Employee or Contingent Worker, or (C) limit or restrict the ability of Purchaser or its Affiliates to merge, amend, or terminate any Benefit Plan.

(h)Each Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. No payment to be made under any Benefit Plan is, or to the Company’s knowledge, will be, subject to the penalties of Section 409A(a)(1) of the Code.

(i)There is no Contract, agreement, plan or arrangement to which any member of the Company Group is bound to provide a gross-up or otherwise reimburse any current or former employee, director, service provider or other Person for Taxes that would otherwise be payable by such service provider or Person, including pursuant to Sections 409A or 4999 of the Code.

Section 6.30Insurance. Schedule 6.30 lists each insurance policy maintained by the Company Group or on behalf of or for the Company Group as of the Effective Time and the Execution Date. The Company Group and Sellers are in compliance in all material respects with all applicable insurance requirements of such insurance policies in connection with the Company Group and the Assets. Additionally, neither the Company Group nor Sellers are in breach of any such insurance policy in any material respect in connection with the Company and the Assets and neither Sellers nor the Company Group have received any written notice of cancellation or non-renewal of any such insurance policy in connection with the Company Group and the Assets. All such policies are in full force and effect and all premiums due thereon (covering all periods up to and including the Closing Date) have been paid by the Company Group or Sellers. Except as set forth on Schedule 6.30, there are no outstanding claims under any such insurance policy related to the Company Group or the Assets. There are no claims pending under any such policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights in connection with the Company Group and the Assets. No written notice of non-renewal, cancellation or termination has been received by Sellers or the Company Group with respect to any such insurance policy in connection with the Company Group and the Assets.

Section 6.31Intellectual Property, IT Systems and Data Privacy.

(a)Schedule 6.31(a) contains a complete and accurate list of all Intellectual Property owned or purported to be owned by the Company Group that is the subject of an active application filed with, issued by or registered with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, including, to the extent applicable, (i) the owner of such filing, issuance or registration, (ii) the date of filing, issuance or registration, (iii) the filing, issuance or registration number, (iv) the name of the body where the filing, issuance or registration was made and (v) in the case of domain names and social media accounts, the domain registrar and social media handles. The Company Group exclusively owns all right, title and interest in and to, or has the valid and enforceable right to use, all Intellectual Property material to the conduct of the

Business as currently conducted (the “Company Intellectual Property”) free and clear of all Encumbrances. All Intellectual Property owned by the Company Group is subsisting and, to the Company’s knowledge, valid and enforceable. Neither Sellers nor their Affiliates (other than the Company Group) own or are the licensees of any Intellectual Property used in the Business.

(b)To the Company’s knowledge, the Company does not currently and has not in the past three (3) years infringed upon, misappropriated, diluted, or otherwise violated the intellectual property of any Third Party (including, without limitation, pursuant to any Applicable Contract) in any material respect. To the Company’s knowledge, no Third Party has in the past three (3) years or is, currently infringing, misappropriating, diluting or violating the Company Intellectual Property in any material respect.

(c)The Company Group has taken commercially reasonable steps to protect and preserve the Company Intellectual Property and the secrecy and confidentiality of all trade secrets and other material confidential information of the Company Group and any third-party with respect to which the Company Group has an obligation of confidentiality.

(d)All of the Company Group’s material IT Systems are in good working condition in all material respects and are sufficient for the operation of the Business in all material respects. Since the Ownership Reference Date, there has been no malfunction, failure, continued substandard performance, denial-of-service or other cyber incident, including any cyberattack or other impairment of the Company Group’s IT Systems, which has resulted in material disruption or material damage to the business of the Company Group. The Company Group has taken commercially reasonable organizational, physical, administrative and technical measures designed to safeguard the confidentiality, availability, security and integrity of the Company Group’s IT Systems, all data processed thereby, and all Personal Information owned, controlled or stored by the Company Group, including implementing and maintaining commercially reasonable backup, disaster recovery, and software and hardware support arrangements. All of the Company Group’s IT Systems (i) operate and run in a reasonable and efficient business manner in all material respects, and (ii) to the Company’s knowledge, are free from viruses, trojan horses, backdoors, or other malicious code or material deficiencies. The Company Group has implemented, maintained, and tested commercially reasonable backup and recovery plans, procedures and facilities.

(e)The Company Group is, and has been since the Ownership Reference Date, in compliance with all (i) applicable privacy Laws; and (ii) the Company Group’s own respective past and present internal and external, rules, procedures, policies, notices and statements, (iii) industry or self-regulatory standards binding on the Company Group or with which the Company Group purports to comply, and (iv) Contracts to which the Company Group is bound concerning privacy, security, data breach notifications, Company Group’s IT Systems, and the collection, use, processing, storage, transfer and security of Personal Information (collectively, “Data Security Requirements”). Since the Ownership Reference Date, (A) to the Company’s knowledge, the Company Group has not, and Sellers have not (with respect to the Business), experienced any actual, alleged or suspected data breach, unauthorized access to or disclosure of, or other material security incident involving trade secrets or confidential information included in the Company Intellectual Property or processed by or on behalf of the Business or Personal Information of the Business, its customers, or other third parties that is processed by the Business or to which the Business has obligations of confidentiality, (B) the Company Group has not and Sellers have not (with respect to the Business) received any notice of any audit, investigation, complaint or other Action by any Governmental Authority or other Person concerning the Company Group’s or Sellers’ (with respect to the Business) collection, use, processing, storage, transfer or protection of Personal Information or actual, alleged or suspected violation of any Data Security Requirement, and (C) neither the Company Group nor Sellers have been required to notify any Person or Governmental Authority of any of the foregoing.

Section 6.32Indebtedness. Except as set forth on Schedule 6.32, the Company has no outstanding Indebtedness.

Section 6.33Related Party Transactions. Other than this Agreement and the documents required to be executed and delivered hereunder, except as set forth on Schedule 6.33, none of Sellers, any of their interest holders and any of their respective members, directors, officers, employees, Affiliates or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Securities Act (other than the Company Group)) (a) is a party to any Contract with the Company Group (including any monitoring, management or similar agreement), (b) directly or indirectly owns, or otherwise has any right, title or interest in, to or under, any material Contract or material property or right, tangible or intangible, that is or is currently contemplated to be used by the Company Group, (c) licenses Intellectual Property (either to or from the Company Group), or (d) is indebted to or, in the past three (3) years, has borrowed money from or lent money to, the Company.

Section 6.34Condemnation. Except as set forth on Schedule 6.34, since the Ownership Reference Date, none of Sellers, any Affiliate Operator or the Company Group has received any written notice of any pending or threatened taking and there is no pending (and there has been no, since the Ownership Reference Date) actual taking (whether permanent, temporary, whole or partial) of any portion of the Assets by reason of condemnation or the threat of condemnation.

Section 6.35Surface Agreements; Leases. The Assets include all of the material easements, rights-of-way, licenses or authorizations (such easements, rights-of-way, licenses or authorizations which are a part of the Assets, the “Surface Agreements”) necessary to access and operate the Assets as currently operated. Sellers, any Affiliate Operator, the Company Group and, to the

Company’s knowledge, each other party to the Leases and the Surface Agreements are in compliance in all material respects with the terms of the Leases and Surface Agreements, as applicable. No unresolved written claim adverse to the rights of Sellers, any Affiliate Operator or the Company Group as lessee or assignee under any of such Leases or Surface Agreements has been received by Sellers, any Affiliate Operator or the Company Group, and, to the Company’s knowledge, no party to any Lease or Surface Agreements or any successor to the interest of such party has threatened to file any action to terminate, cancel, rescind or procure judicial reformation of any Lease or Surface Agreements.

Section 6.36Wells.

(a)Except as set forth on Schedule 6.36, there is no Well included in the Assets drilled by the Company Group or any Affiliate Operator and, to the Company’s knowledge, drilled by any Third Party, that has been drilled and completed in a manner that is not within the limits permitted by all applicable Laws or the Leases.

(b)Except as disclosed on Schedule 6.36, no Well that is operated by the Company Group or any Affiliate Operator is subject to material penalties on allowable production because of any overproduction and, to the Company’s knowledge, no Well that is operated by any Third Party is subject to material penalties on allowable production because of any overproduction, in each case because of any overproduction or any other violation of applicable Laws or Permits or any order or decree of any Governmental Body that would prevent any Well from being entitled to its full legal and regular allowable production from and after the Effective Time.

(c)As of the Execution Date, Schedule 6.36 contains a true, correct and complete list of each Well which is used or held for use for the disposal of saltwater, wastewater, flow back water or similar water or by product of oil and gas operations.

Section 6.37Hedges. Schedule 6.37 sets forth all Hedges which the Company Group is a party to or is bound by or which the Properties are bound or burdened by as of the Effective Time and the Execution Date (the “Company Hedges”).

Section 6.38Operations. Except as set forth on Schedule 6.38, for any Casualty Losses and as would not have a Material Adverse Effect, there exists no event, occurrence, condition or act that has occurred which would reasonably be expected to result in Damages or a claim for Damages for any personal injury (including death) and/or Third Party property damage (excluding any such property damage that is related to or caused by an Environmental Defect and pertains to lands or property on which the Properties are situated) with respect to or arising out of the ownership, management or operation of the Assets during the period between the Ownership Reference Date and the Closing Date.

Section 6.39Financial Statements.

(a)Schedule 6.39 sets forth true and complete copies of the Company Group’s audited consolidated financial statements consisting of the balance sheet of the Company Group as at December 31 in each of the years 2022, 2023 and 2024 and the related statements of income and retained earnings, members’ equity and cash flow for the years then ended (the “Annual Financial Statements”), and unaudited consolidated financial statements consisting of the consolidated balance sheet of the Company Group as at June 30, 2025 and the related statements of income and retained earnings, members’ equity and cash flow for the six-month period then ended (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (none of which will be material individually or in the aggregate) and the absence of notes. The Financial Statements fairly present the financial condition of the Company Group as of the respective dates they were prepared and the results of the operations of the Company Group for the periods indicated, all in accordance with GAAP. The Financial Statements are consistent with the books and records of the Company.

(b)The Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Article 7

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 7.1Generally.

(a)Any representation or warranty qualified “to Purchaser’s knowledge” or with any similar knowledge qualification is limited to matters within the Actual Knowledge of the individuals listed in Schedule 7.1(a).

(b)Purchaser represents and warrants to Sellers as follows:

Section 7.2Existence and Qualification.

(a)Purchaser Parent is duly formed, validly existing and in good standing under the Laws of the state of its incorporation and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

(b)Purchaser is duly formed, validly existing and in good standing under the Laws of the state of its incorporation and is duly qualified to do business in all jurisdictions in which the Assets are located and in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification necessary and has, or as of the Closing will have, complied with all necessary requirements of Governmental Bodies required for Purchaser’s ownership and operation of the Company Interests and the Assets, as applicable.

Section 7.3Power. Purchaser has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now conducted. Each of Purchaser Parent and Purchaser has the requisite corporate power to enter into and perform this Agreement and each other Transaction Document to which such Party is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 7.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by Purchaser Parent and/or Purchaser at Closing and all other Transaction Documents to which such Party is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of such Party. This Agreement has been duly executed and delivered by Purchaser Parent and/or Purchaser (and all documents required hereunder to be executed and delivered by Purchaser Party and/or Purchaser, as applicable, at Closing and all other Transaction Documents will be duly executed and delivered by Purchaser Parent and/or Purchaser, as applicable) and no other corporate proceedings on the part of Purchaser Parent or Purchaser are necessary to approve and authorize the execution, delivery and performance by Purchaser Parent or Purchaser of this Agreement and the other Transaction Documents to which Purchaser Parent and/or Purchaser is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser Parent and Purchaser, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 7.5No Conflicts. Except as set forth on Schedule 7.5, the execution, delivery, and performance of this Agreement and the other Transaction Documents by Purchaser Parent and Purchaser, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of Purchaser Parent or Purchaser, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, or other Contract to which Purchaser Parent and/or Purchaser is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to Purchaser Parent and/or Purchaser, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to Purchaser Parent or Purchaser in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except any matters described in subsections (b) or (c) above that would not have a Material Adverse Effect.

Section 7.6Liability for Brokers’ Fees. Sellers shall not directly or indirectly have any responsibility, liability, or expense, as a result of undertakings or agreements of Purchaser Parent, Purchaser or any of their respective Affiliates, for brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.

Section 7.7Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened, that would materially impair Purchaser Parent’s or Purchaser’s ability to perform its respective obligations under this Agreement or any other Transaction Document. To Purchaser’s knowledge, no such Proceeding has been threatened against Purchaser Parent, Purchaser or any of their respective Affiliates. Notwithstanding the foregoing, Purchaser makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry, other than any such actions, suits or proceedings in which Purchaser Parent or Purchaser is a named party.

Section 7.8Independent Evaluation. SUBJECT TO AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS AND REMEDIES UNDER THE R&W INSURANCE POLICY AND THIS AGREEMENT:

(a)PURCHASER IS KNOWLEDGEABLE OF THE OIL AND GAS BUSINESS AND OF THE USUAL AND CUSTOMARY PRACTICES OF OIL AND GAS PRODUCERS, INCLUDING THOSE IN THE AREAS WHERE THE ASSETS ARE LOCATED.

(b)PURCHASER IS A PARTY CAPABLE OF MAKING SUCH INVESTIGATION, INSPECTION, REVIEW, AND EVALUATION OF THE COMPANY INTERESTS AND THE ASSETS AS A PRUDENT PURCHASER WOULD DEEM APPROPRIATE UNDER THE CIRCUMSTANCES, INCLUDING WITH RESPECT TO ALL MATTERS RELATING TO THE COMPANY INTERESTS AND THE ASSETS AND THEIR VALUE, OPERATION, AND SUITABILITY.

(c)IN MAKING THE DECISION TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, PURCHASER HAS RELIED SOLELY ON THE BASIS OF ITS OWN INDEPENDENT DUE DILIGENCE INVESTIGATION OF THE COMPANY INTERESTS AND THE ASSETS AND THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND PURCHASER HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, ORAL OR WRITTEN, OR ANY OTHER STATEMENT, ORAL OR WRITTEN, OTHER THAN THE REPRESENTATIONS AND WARRANTIES OF SELLERS AND THE COMPANY CONTAINED IN ARTICLE 5 AND ARTICLE 6 OF THIS AGREEMENT (AND CONFIRMED IN THE CERTIFICATE OF SELLERS TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), THE TRANSACTION DOCUMENTS AND THE DISCLOSURE SCHEDULES, AND THEN ONLY TO THE EXTENT REPRESENTED AND WARRANTED (OR CONFIRMED) THEREIN.

(d)WITHOUT LIMITING THE FOREGOING, PURCHASER EXPRESSLY ACKNOWLEDGES THE PROVISIONS SET FORTH IN SECTION 14.7 AND SECTION 14.8.

(e)PURCHASER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT THE SELLERS GROUP SHALL NOT HAVE ANY LIABILITY OR RESPONSIBILITY WHATSOEVER TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, INVESTORS OR CONTROLLING PERSONS ON ANY BASIS (INCLUDING IN CONTRACT OR TORT, UNDER FEDERAL OR STATE SECURITIES LAWS OR OTHERWISE) RESULTING FROM THE FURNISHING TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, OR ANY INVESTORS (OR ANY USE BY PURCHASER, PURCHASER PARENT, PURCHASER GROUP OR ANY INVESTORS OF) ANY DUE DILIGENCE INFORMATION (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY INFORMATION MADE AVAILABLE TO PURCHASER PURSUANT TO SECTION 8.1 OR OTHERWISE BY OR ON BEHALF OF SELLERS OR THEIR REPRESENTATIVES), EXCEPT TO THE EXTENT CONSTITUTING A BREACH OF A REPRESENTATION OR WARRANTY OF SELLERS AND THE COMPANY CONTAINED IN ARTICLE 5 OR ARTICLE 6.

(f)PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT NO FEDERAL, STATE OR FOREIGN AGENCY HAS PASSED UPON THE MERITS OF AN INVESTMENT IN (OR WITH RESPECT TO) THE COMPANY INTERESTS OR THE ASSETS, OR MADE ANY FINDING OR DETERMINATION CONCERNING (i) THE FAIRNESS OR ADVISABILITY OF SUCH AN INVESTMENT OR (ii) THE ACCURACY OR ADEQUACY OF THE DISCLOSURES AND INFORMATION MADE TO PURCHASER UNDER THIS AGREEMENT.

Section 7.9Consents, Approvals or Waivers. Except as set forth on Schedule 7.9, Purchaser Parent’s and Purchaser’s execution, delivery, and performance of this Agreement (and any document required to be executed and delivered by Purchaser Parent and/or Purchaser at Closing) is not and will not be subject to any consent, approval, or waiver from any Governmental Body or other Third Party, except consents and approvals of assignments by Governmental Bodies that are customarily obtained after Closing.

Section 7.10Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar Proceedings pending against, being contemplated by, or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent.

Section 7.11Sufficiency of Funds. Purchaser or an Affiliate thereof has, and at Closing will have, sufficient cash on hand, available lines of credit or other sources of immediately available funds (in U.S. Dollars) to enable Purchaser to fulfill the payment obligations of Section 10.3(d) and Section 11.2(d).

Section 7.12Capitalization.

(a)The authorized Interests of Purchaser Parent consist of an unlimited number of Purchaser Parent common shares and an unlimited number of Purchaser Parent preferred shares. As of the Execution Date, 22,058,574 Purchaser Parent common shares, and zero Purchaser Parent preferred shares, are issued and outstanding. Such issued and outstanding Purchaser Parent common shares are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights, rights of first refusal, rights of first offer, purchase option, call option or other similar rights of any Person.

(b)The Purchaser Parent common shares comprising the Purchaser Parent Common Stock, when and if issued pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will have the rights, preferences and privileges specified in the Organizational Documents of Purchaser Parent, will be free from any Encumbrances (other than transfer restrictions contained in the Organizational Documents of Purchaser Parent, this Agreement, the other Transaction Documents and applicable federal or state securities Laws) and will not be issued in violation of any preemptive rights, rights of first refusal, rights of first offer, purchase option, call option or other similar rights of any Person.

(c)Except as set forth on Schedule 7.12(c), or as contemplated by this Agreement, Purchaser Parent has not issued or agreed to issue any (i) Interests, (ii) option, warrant, subscription, call or option or any right or privilege capable of becoming an agreement or option, for the purchase, subscription, allotment or issue of any Interests of Purchaser Parent, (iii) stock appreciation right, phantom stock, interest in ownership or earnings of Purchaser Parent or other equity equivalent or equity-based award or right or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests have the right to vote.

(d)Without limiting the generality of the foregoing, to Purchaser’s knowledge, none of the Purchaser Parent common shares is subject to any voting trust, member or partnership agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of any such Purchaser Parent common shares.

(e)True, correct and complete copies of the Organizational Documents of Purchaser Parent have been made available to Sellers and reflect all amendments and modifications made thereto at any time prior to the Execution Date.

(f)Purchaser Parent is not, and immediately after the issuance and sale of the Purchaser Parent common shares comprising the Purchaser Parent Common Stock will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” with the meaning of the Investment Company Act of 1940, as amended.

Section 7.13Internal Controls; Listing Exchange.

(a)Purchaser Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act and including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Purchaser Parent in the reports that Purchaser Parent files or submits under the Exchange Act is accumulated and communicated to Purchaser Parent’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure) as required by Rule 13a-15 of the Exchange Act, which such disclosure controls and procedures are designed to ensure that information required to be disclosed by Purchaser Parent in the reports that Purchaser Parent files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and Purchaser Parent has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of Purchaser Parent’s most recently completed fiscal quarter. Purchaser Parent has established and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) designed by, or under the supervision of, Purchaser Parent’s principal executive and principal financial officers, or persons performing similar functions, and effected by Purchaser Parent’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(b)Since December 31, 2024, Purchaser Parent has not become aware of, or been advised by its independent auditors of, any material weakness (as defined in Rule 12b-2 of the Exchange Act) in the design or operation of internal controls that is required to be disclosed in Purchaser Parent’s filings with the SEC that has not been so disclosed. Since December 31, 2024, (i) Purchaser Parent has not been advised by its independent auditors of any material weakness in the design or operation of internal controls that could adversely affect Purchaser Parents internal controls, (ii) Purchaser has no knowledge of any fraud that involves management or other employees who have a significant role in Purchaser Parent’s internal controls and (iii) there have been no changes in internal controls or, to Purchaser’s knowledge, in other factors that could reasonably be expected to materially affect internal controls, including any corrective actions with regard to any material weakness.

(c)The Purchaser Parent common shares are registered under Section 12(b) of the Exchange Act and are listed on the Nasdaq Global Market, and Purchaser Parent has not received any notice of delisting. No judgment, Order, ruling, regulation, decree, injunction, or award of any securities commission or similar securities regulatory authority or any other Governmental Body, or of the Nasdaq Global Market, preventing or suspending trading in any Interests of Purchaser Parent has been issued, and no proceedings for such purpose are, to Purchaser’s knowledge, pending, contemplated or threatened.

Section 7.14SEC Documents; Financial Statements; No Liabilities.

(a)Purchaser Parent has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by Purchaser Parent since December 31, 2024, except to the extent the failure to timely file or furnish such document would not prevent Purchaser Parent’s ability to file a registration statement on Form S-3. All such documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Parent Financial Statements”) and that Parent may file after the Execution Date and prior to the Closing Date, are referred to herein as the “Required Parent SEC Documents,” and such Required Parent SEC Documents, together with any voluntarily filed forms, reports or other document filed by Purchaser Parent with the SEC on or since January 1, 2024 (excluding, in each case, information explicitly deemed “furnished” rather than “filed”), are referred to herein as the “Purchaser Parent SEC Documents.” The Required Parent SEC Documents, at the time filed or furnished, (i) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, and (ii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Purchaser Parent SEC Documents, at the time filed or furnished (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Document filed prior to the Execution Date), did not (A) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in the case of Purchaser Parent SEC Documents other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Purchaser Parent Financial Statements were prepared in accordance with GAAP (except as may be indicated in the notes thereto or the omission of notes to the extent permitted by Regulation S-K promulgated under the Securities Act or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and, in the case of interim financial statements, subject to normal year-end adjustments, and fairly present in all material respects the consolidated financial condition, results of operations, and cash flows of Purchaser Parent and its Subsidiaries as of the dates and for the periods indicated therein.

(b)There are no liabilities that would be required by GAAP to be reserved, reflected or otherwise disclosed on a consolidated balance sheet of Purchaser Parent other than (i) liabilities reserved, reflected or otherwise disclosed in the consolidated balance sheet of Purchaser Parent as of December 31, 2024 (including the notes thereto) included in the Parent Financial Statements, (ii) liabilities incurred in the ordinary course of business since January 1, 2024, (iii) fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Related Agreements or (iv) liabilities that would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

Section 7.15Absence of Certain Changes. Since the date of Purchaser Parent’s most recently filed financial statements, there has not been any Material Adverse Effect on Purchaser Parent.

Section 7.16State Takeover Statues. The restrictions applicable to business combinations pursuant to any state Law are inapplicable to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. No “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law or any similar anti-takeover provision in the Organizational Documents of Purchaser Parent is, or at the Closing will be, applicable to this Agreement or any of the transactions contemplated hereby.

Section 7.17Form S-3. As of the Execution Date, subject to the Registration Rights Agreements, Purchaser Parent is eligible to register all of the Purchaser Parent Common Stock to be issued to Sellers pursuant to the terms of this Agreement for resale by Sellers under a registration statement on Form S-3 promulgated under the Securities Act.

Article 8

COVENANTS OF THE PARTIES

Section 8.1Access.

(a)Between the Execution Date and the Closing Date (or the earlier termination of this Agreement pursuant to Article 11), Sellers will, and will cause their Affiliates (including the Company Group) to (i) provide Purchaser and its Representatives reasonable access, during normal business hours, to the Assets (subject to obtaining any required consents of Third Parties, including any Third Party operators of the Assets with respect to which the Company shall use Commercially Reasonable Efforts to request and obtain), and access to and the right to copy, at Purchaser’s sole cost, risk, and expense, the Records (or originals thereof) in Sellers’ or the Company Group’s possession and (ii) use Commercially Reasonable Efforts to secure for Purchaser and its Representatives access to the Properties (to the extent requested by Purchaser) from applicable Third Party operators for the purpose of conducting a reasonable due diligence review of such Assets, but in the case of each of clauses (a)(i) and (a)(ii), only to the extent that (A) Sellers or the Company Group may do so without violating any material obligations to any Third Party and (B) the Company Group owns an interest equal to or greater than five percent (5%) in the Assets operated by such Third Party. To the extent permitted by the Third Party operator (if applicable), which such permission the Company shall use Commercially Reasonable Efforts to request and obtain subject to the prior sentence, Purchaser will be entitled to conduct a Phase I Environmental Site Assessment of the Assets and may conduct visual inspections and record reviews relating to such Assets, including their condition and compliance with Environmental Laws, to be conducted by a reputable environmental consulting or engineering firm. Purchaser shall abide by the safety rules, regulations, and operating policies provided to Purchaser in advance of its evaluation (including the execution and delivery of any documentation or paperwork, e.g., boarding agreements or liability releases, required by Third Party operators with respect to Purchaser’s access to any of the Assets) of any applicable Third Party operator while conducting its due diligence evaluation of the Assets. Any conclusions made from any examination done by Purchaser shall result from Purchaser’s own independent review and judgment.

(b)Notwithstanding the foregoing, Purchaser (and its Representatives) shall not operate any testing equipment or conduct any invasive testing, sampling, or other similar activity of soil, groundwater, surface water, storm water, air or other materials (including any testing or sampling for Hazardous Substances, Hydrocarbons, or NORM) on or with respect to the Assets (“Invasive Activities”) prior to Closing as part of its Phase I Environmental Site Assessment. If a Phase I Environmental Site Assessment reasonably identifies any “Recognized Environmental Conditions,” as such conditions are defined or described under the current ASTM International Standard Practice Designation E1527-21 and the environmental consultant that carried out such Phase I Environmental Assessment reasonably recommends Invasive Activities to determine the nature, scope of, or costs for Remediation of an Environmental Defect, then Purchaser may request Sellers’ Representative’s consent (which consent may be withheld in Sellers’ Representative’s reasonable discretion) to conduct additional environmental property assessments or inspections on the affected Assets, including the collection and analysis of environmental samples (collectively, the “Phase II Environmental Site Assessment”). If Sellers consent to Purchaser conducting a Phase II Environmental Site Assessment, then such Phase II Environmental Site Assessment procedures and plan concerning any additional investigation shall be submitted to Sellers’ Representative in a written workplan and shall be reasonably based on the “Recognized Environmental Conditions” identified by the Phase I Environmental Site Assessment. Notwithstanding any rejection of Purchaser’s ability to conduct a Phase II Environmental Site Assessment as described above on or with respect to the Assets, in whole or in part, Purchaser may still deliver an Environmental Defect Notice for any alleged Environmental Defect identified with respect to such Assets pursuant to Section 4.4(a) based on information available to Purchaser and Purchaser’s reasonable assumptions, and the lack of such Phase II Environmental Site Assessment shall not, in and of itself, invalidate such Environmental Defect Notice with respect to Section 4.4(a).

(c)The access granted to Purchaser by Sellers under this Section 8.1 shall be limited to Sellers’ normal business hours, and Purchaser shall conduct its investigation in a manner that reasonably minimizes interference with the operation of the Assets. Purchaser shall coordinate its access rights with Sellers (and with applicable Third Party operators) to reasonably minimize any inconvenience to or interruption of the conduct of business by Sellers and the Company Group. Purchaser shall provide the Company with at least forty-eight (48) hours’ written notice before the Assets are accessed pursuant to this Section 8.1, along with a reasonable description of the activities Purchaser intends to undertake, and Sellers shall have the right to accompany Purchaser (and any Representatives of Purchaser) in connection with any physical inspection of the Assets, unless Sellers agree otherwise.

(d)Purchaser acknowledges that, pursuant to its right of access to the Assets, Purchaser will become privy to confidential and other information of Sellers and their Affiliates and that such confidential information (which includes Purchaser’s conclusions with respect to its evaluations) shall be held confidential by Purchaser in accordance with the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information; provided that if Closing should occur, the foregoing confidentiality restriction on Purchaser, including the Confidentiality Agreement, shall terminate automatically without any further actions by the parties thereto.

(e)Purchaser shall promptly provide Sellers’ Representative, but in any event by the Claim Date, copies of all final reports, assessments and sampling or test results prepared by Purchaser and/or any of its Representatives that contain data collected or generated from Purchaser’s and its Representatives’ due diligence with respect to any Environmental Defect that Purchaser intends to assert. Neither Sellers nor the Company Group shall be deemed by its receipt of such documents or otherwise to have made any representation or warranty, expressed, implied or statutory as to the condition of the Assets or to the accuracy of said documents or the information contained therein.

(f)From and after the Execution Date until the earlier of the Closing Date and termination of this Agreement in accordance with Article 11, Sellers shall continue to provide continuous access to Purchaser and its Representatives to the Data Room; provided that except as otherwise reasonably requested by Purchaser in writing, Sellers shall not be required to add or upload any additional data or information to the Data Rooms from and after the Execution Date.

(g)As soon as reasonably practicable, but in any event promptly upon completion of Purchaser’s due diligence, Purchaser shall at its sole cost and expense and without any cost or expense to Sellers, the Company Group or any of their respective Affiliates (i) repair all physical damage done to the Assets arising out of Purchaser’s and its Representatives’ due diligence activities on site of the Assets, (ii) restore the Assets to substantially the same condition as they were prior to commencement of Purchaser’s and its Representatives’ due diligence and (iii) remove all equipment, tools and other property brought onto the Assets in connection with Purchaser’s or its Representatives’ due diligence.

(h)During all periods that Purchaser or any of its Representatives are on the Assets or are in the Company’s or any of its Affiliates’ offices, Purchaser shall maintain, at its sole cost and expense and with insurers reasonably satisfactory to Sellers, policies of insurance of the types and in the amounts reasonably sufficient to cover such diligence investigation. Upon Sellers’ Representative’s written request, Purchaser shall promptly furnish evidence of such insurance policies to Sellers’ Representative, including evidence as to the effectiveness of such policies.

(i)All investigations and due diligence conducted by Purchaser or any of its Representatives shall be conducted at Purchaser’s sole cost, risk and expense and any conclusions made from any examination done by Purchaser or any of its Representatives shall result from Purchaser’s own independent review and judgment. In connection with the rights of access, examination, and inspection granted to Purchaser under this Section 8.1, (i) PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) WAIVES AND RELEASES ALL CLAIMS AGAINST THE SELLERS GROUP FOR ANY PERSONAL INJURY OR PROPERTY DAMAGE OR OTHER LIABILITY ARISING IN ANY WAY THEREFROM OR IN ANY WAY CONNECTED THEREWITH AND (ii) PURCHASER HEREBY AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS EACH MEMBER OF THE SELLERS GROUP AND THIRD PARTY OPERATORS FROM AND AGAINST ANY AND ALL DAMAGES, INCLUDING THOSE ATTRIBUTABLE TO PERSONAL INJURY, DEATH, OR PHYSICAL PROPERTY DAMAGE, OR VIOLATION OF THE SELLERS GROUP’S OR ANY THIRD PARTY OPERATOR’S RULES, REGULATIONS, OR OPERATING POLICIES OF WHICH PURCHASER WAS INFORMED PRIOR TO ACCESSING THE RELEVANT PROPERTY, ARISING OUT OF, RESULTING FROM, OR RELATING TO ANY FIELD VISIT OR OTHER DUE DILIGENCE ACTIVITY CONDUCTED BY PURCHASER WITH RESPECT TO THE ASSETS, EVEN IF SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT, OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OR VIOLATION OF LAW BY THE SELLERS GROUP OR THIRD PARTY OPERATORS; EXCEPTING ONLY (I) DAMAGES TO THE EXTENT ACTUALLY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLERS, THE COMPANY GROUP OR THIRD PARTY OPERATORS AND (II) DAMAGES ATTRIBUTABLE TO THE MERE DISCOVERY OF ANY PREVIOUSLY EXISTING CONDITION OF THE ASSETS UNCOVERED OR DISCOVERED BY PURCHASER OR ANY OF PURCHASER’S REPRESENTATIVES DURING THE COURSE OF ANY SUCH ACCESS TO OR INSPECTION OF THE ASSETS TO THE EXTENT SUCH PREVIOUSLY EXISTING CONDITION IS NOT CAUSED OR EXACERBATED BY PURCHASER OR ITS REPRESENTATIVES.

Section 8.2Operation of Business. Except (i) for the matters set forth in Schedule 8.2, (ii) as required by any Lease, Benefit Plan, applicable Material Contract (in the Ordinary Course of Business), applicable Permit or applicable Law, (iii) as required in the event of an emergency to protect life, property, or the environment (provided that the Company shall provide Purchaser with written notice of such event as soon as practicable), (iv) as expressly permitted or otherwise expressly contemplated by this Agreement, or (v) as otherwise approved in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned, or delayed), from the Execution Date until the Closing Date (or the earlier termination of this Agreement pursuant to Article 11), Sellers shall, and shall cause the Company Group to:

(a)conduct the Business, including the ownership, operation and maintenance of the Assets, in the Ordinary Course of Business in all material respects;

(b)not propose any new operations or capital expenditures reasonably anticipated to require future expenditures by the Company Group in excess of $50,000 on an AFE-by-AFE basis and $100,000 in aggregate with respect to all AFEs, in each case, net to the interest of the Company Group;

(c)not enter into any Applicable Contract that, if entered into on or prior to the Execution Date, would be required to be listed on Schedule 6.12, or voluntarily terminate or waive any material right under or give any material consent with respect to, or materially amend, any Material Contract or any Applicable Contract that, if such Contract had been so amended as of the Execution Date, would have constituted a Material Contract;

(d)not assign any Contract (that, if assigned on or prior to the Execution Date, would be required to be listed on Schedule 6.12);

(e)not transfer, farmout, sell, hypothecate, encumber, or otherwise dispose of any Assets except for sales and dispositions made in the Ordinary Course of Business of (i) Equipment that is no longer necessary in the operation of the Assets or for which replacement equipment of like quality is obtained or (ii) Hydrocarbons;

(f)provide Purchaser with a copy of any material notices received from any Governmental Body pertaining to the Assets or the Company Group;

(g)not waive, compromise or settle any Proceedings or material right or claim with respect to any of the Assets, except for the settlement of a claim that (i) requires payment of less than $250,000 by the Company Group, and (ii) would not impose any material obligations or restrictions on the Assets or the Business, in each case, after Closing;

(h)maintain the books, accounts and Records of the Company Group in the Ordinary Course of Business;

(i)not amend or otherwise change the Organizational Documents of the Company Group;

(j)not issue, sell, pledge, transfer, dispose of, or otherwise subject to any Encumbrance any Interests in the Company Group, or any options, warrants, convertible securities or other rights of any kind to acquire any such shares, or any other Interest in the Company Group;

(k)not declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any Interests in the Company Group;

(l)not reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any Interests in the Company Group, or make any other change with respect to the Company’s capital structure, including the formation of any Subsidiaries;

(m)not acquire any corporation, partnership, limited liability company, other business organization, or division thereof or any material amount of assets, or otherwise enter into any joint venture, strategic alliance, exclusive dealing, noncompetition, or similar contract or arrangement other than acquisitions as to which the aggregate amount of the consideration paid or transferred by the Company Group in connection with all such acquisitions would not exceed $100,000;

(n)maintain its existence and not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation, or other reorganization or otherwise effect any transaction that would impact or alter any of the Company’s corporate structure;

(o)not hire any employees or terminate any Employees or Contingent Workers;

(p)not grant any new, or increase the existing, or accelerate the vesting, payment or funding of any, compensation or benefits of the current or former Employees;

(q)not adopt, amend, terminate or modify any Benefit Plans;

(r)not make any change in any method of accounting or accounting practice or policy, except as required by GAAP;

(s)maintain its existing insurance policies relating to the Assets in such amounts and with such deductibles as are currently maintained by the Company Group;

(t)(i) not make any material Tax election or amend any Tax Return, in each case, outside of the Ordinary Course of Business or otherwise inconsistent with past Tax practice and procedure of the Company Group, (ii) not waive, concede or compromise any right to or in a Tax credit, holiday or abatement or (iii) not file or permit to be filed any election to change the Tax classification of any member of the Company Group;

(u)not grant or create any Preferential Purchase Rights with respect to the Assets or the Company Group;

(v)not elect to participate in or non-consent for any operations proposed by a Third Party; provided that the Company Group may non-consent to an operation if Purchaser fails to provide its consent to participate in such operation within five (5) Business Days of receiving a written request for such consent;

(w)unless required by any Material Contract or Lease, not propose, effectuate or agree to any operation to plug and abandon any Well or other tangible personal property;

(x)not acquire any material assets or properties except for inventory in the Ordinary Course of Business;

(y)except in accordance with Section 8.10, not enter into or become a party to any Hedge that will burden the Assets or the Company Group from and after Closing;

(z)not voluntarily relinquish its position as operator to anyone other than Purchaser with respect to any of its Assets, or voluntarily abandon any of its Assets other than as required pursuant to the terms of a Lease or applicable Law;

(aa)not drill and/or complete any well described on Schedule 8.2 or incur property costs (from and after the Execution Date) with respect thereto in excess of $250,000 in the aggregate;

(bb)provide Purchaser prompt notice of any (i) written alleged material breach of a Material Contract by the Company Group, (ii) written alleged material violation of Law by the Company Group or with respect to the operation of the Assets operated by the Company Group, (iii) written threat to terminate, cancel, rescind or procure judicial reformation of any Lease, (iv) written threat of condemnation with respect to the Assets or (v) Proceedings that arise or are threatened in writing after the Execution Date with respect to the Assets, in each case, received by the Company Group; and

(cc)not commit to or enter into an agreement with respect to any of the foregoing.

Requests for approval of any action restricted by this Section 8.2 shall be delivered in writing to all of the following individuals by electronic correspondence (at the email addresses set forth below), each of whom shall have full authority to grant or deny such requests for approval on behalf of Purchaser (such approval not to be unreasonably withheld, conditioned or delayed): Andrew Williamson at andrew.williamson@epsilonenergyltd.com, Jason Stabell at jason.stabell@epsilonenergyltd.com, or Henry Clanton at henry.clanton@epsilonenergyltd.com. Purchaser’s approval of any action restricted by this Section 8.2 shall be considered granted within five (5) days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Sellers’ Representative’s  notice) after Sellers’ Representative’s written notice to Purchaser requesting such consent unless Purchaser notifies Sellers’ Representative to the contrary during that period. In the event of an emergency, Sellers (or the Company Group) may take such action as a prudent owner or operator would take and shall notify Purchaser of such action promptly thereafter. Purchaser acknowledges the Company Group may own undivided interests in certain of the properties comprising the Assets, and Purchaser agrees that the acts or omissions of the other owners or operators who are neither the Company or an Affiliate of the Company shall not constitute a breach of the provisions of this Section 8.2 by Sellers or the Company Group, and no action required by a vote of such other owners shall constitute such a breach so long as Sellers have caused the Company Group to vote its interests in a manner that complies with the provisions of this Section 8.2.

Section 8.3Interim Information. From the Execution Date to Closing, Sellers’ Representative shall give Purchaser notice of any breach of Sellers’ or the Company’s representations and warranties if (a) Sellers’ Representative reasonably believes that such breach is reasonably likely to result in a failure of Purchaser’s condition to Closing under Section 9.2(a), or (b) such notice is made pursuant to written requests from Purchaser or its Representatives. Any such notice by Sellers’ Representative shall be in writing and shall state the basis on which such notice is being given as contemplated by the preceding sentence. If Sellers’ Representative provides Purchaser notice of a matter described in clause (a) of the immediately preceding sentence and, based upon the matters relating to such notice, Purchaser does not deliver written notice to Sellers’ Representative pursuant to Section 11.1(d) to terminate this Agreement on or before the expiration of five (5) Business Days after receipt of such notice by Purchaser (the “Consideration Period”), then Purchaser shall be deemed to have waived the matters relating to such notice with respect to Purchaser’s obligation to close under Section 9.2(a), and Purchaser shall not be entitled to terminate or make a claim against Sellers under this Agreement with respect to any such matter.

Section 8.4Further Assurances.

(a)Except as otherwise expressly set forth herein, the Parties shall cooperate and use their respective Commercially Reasonable Efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, and assist and cooperate with the other Party in doing, all things necessary, proper or advisable (subject to applicable Laws) to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby.

(b)After Closing, the Parties agree to take such further actions and to execute, acknowledge, and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or any other Transaction Document.

Section 8.5Employee Matters.

(a)On or before the Closing, Purchaser may offer full-time employment or a transition services agreement to such of the Employees as Purchaser shall select, in its sole discretion, such employment or service to begin on the Closing Date and to be upon such terms and conditions as determined by Purchaser in its sole discretion. For the avoidance of doubt, the Parties acknowledge and agree that Purchaser has no obligation to employ any Person except in accordance with this Section 8.5(a). No later than thirty (30) days prior to the Closing, Purchaser shall provide Sellers with a list of the Employees that Purchaser does not intend to hire or provide a transition services agreement to, and, prior to the Closing, Sellers will cause the Company to terminate such Employees and will pay to all such Employees all amounts earned or accrued for wages, commissions, salaries, bonuses, and holiday and vacation pay as of the Closing Date. Purchaser will provide such Employees who are terminated on, before, or within ninety (90) days after Closing with severance benefits, including, without limitation, continued medical and health benefits coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (with such Employees (rather than Purchaser) paying the continuation fees and costs associated with such coverage), pursuant to the Benefit Plans or other group health plans sponsored by Purchaser or an Affiliate thereof (and upon such other terms and conditions as determined by Purchaser in its sole discretion), and Purchaser will be responsible for all liabilities and obligations arising out of or based upon such termination of such Employees on, before or after Closing that are made at Purchaser’s direction or discretion.

(b)Purchaser or an Affiliate thereof shall offer (i) to enter into a transition services agreement with Jack Vaughn and (ii) employment for executive officer positions to Justin Vaughn and Glen Christiansen, with terms consistent with and no less favorable than the terms provided to other executive officers of Purchaser, to be agreed upon between such individuals and Purchaser or its Affiliate.

(c)Notwithstanding the foregoing, Purchaser (or its Affiliate) shall make offers of employment to a sufficient number of employees of Company, and on sufficient terms and conditions, so that no notices or other obligations under WARN, or under any similar provision of any state or local Laws will be required or incurred as a result of the transactions contemplated herein or otherwise.

Section 8.6R&W Insurance Policy.

(a)The Parties acknowledge and agree that, as of or prior to the Execution Date, Purchaser has procured the R&W Conditional Binder in connection with the R&W Insurance Policy attached hereto as Exhibit E. Purchaser acknowledges that obtaining such R&W Conditional Binder and the R&W Insurance Policy is a material inducement to Sellers entering into the transactions contemplated by this Agreement, and that Sellers are relying on Purchaser’s covenants and obligations set forth in this Section 8.6.

(b)Following the Execution Date, Purchaser shall take all actions reasonably necessary to ensure that the conditions in the R&W Conditional Binder are met so that the R&W Insurance Policy will remain effective from and after the Closing. Purchaser shall cause the R&W Insurance Policy to be issued at Closing on terms and substantially in the form provided or made available to Sellers’ Representative prior to the Execution Date, which policy shall, for the avoidance of doubt, include terms to the effect that the R&W Insurer expressly waives its rights to bring (and agrees not to pursue, directly or indirectly) any claim against any member of the Sellers Group by way of subrogation, claims for contribution or otherwise, other than with respect to a claim for Fraud, and shall cause the R&W Insurance Policy to name the Sellers Group as express third-party beneficiaries of such waiver. Purchaser shall not amend, modify or otherwise change in a manner materially adverse to the Sellers Group the R&W Insurance Policy without Sellers’ Representative’s prior written consent. From and after the Execution Date, Purchaser shall not (and shall cause its Affiliates to not) grant any right of subrogation, contribution or other right or otherwise amend, modify, terminate, or waive any term or condition of the R&W Insurance Policy in a manner inconsistent with Section 8.6(a).

(c)From and after the Closing, Purchaser agrees that Purchaser will:

(i)comply with the terms of any post-Closing deliverables set forth in the R&W Insurance Policy; and

(ii)not agree to any amendment, variation or waiver of the R&W Insurance Policy (or do anything that has a similar effect) that would be adverse to Sellers’ subrogation rights without Sellers’ Representative’s prior written consent.

(d)From and after the Closing, Purchaser may notify Sellers’ Representative in connection with any claim made by Purchaser under the R&W Insurance Policy and to the extent requested in writing, Sellers’ Representative shall, and shall direct Sellers and their Affiliates to, reasonably cooperate with Purchaser (at Purchaser’s sole cost and expense) in connection with any claim made by such Person under the R&W Insurance Policy.

Section 8.7Directors and Officers.

(a)Purchaser agrees that all rights to indemnification, exculpation or advancement now existing in favor of any present or former directors, officers, employees, partners, members and agents of the Company Group (the “D&O Indemnified Parties”), as provided in the Organizational Documents of the Company Group, whether asserted or claimed prior to, at or after the Closing (including, for the avoidance of doubt, in connection with (i) the transactions contemplated by this Agreement and (ii) actions to enforce this provision or any other indemnification, exculpation or advancement right of any of the foregoing), shall survive the Closing and shall continue in full force and effect for a period of not less than six (6) years and that the Company Group will perform and discharge the obligations to provide such indemnity, exculpation and advancement after the Closing; provided, however, that all rights to indemnification, exculpation and advancement in respect of any Proceeding arising out of or relating to matters existing or occurring at or prior to the Closing Date and asserted or made within such six-year period shall continue until the final disposition of such Proceeding. From and after the Closing, Purchaser shall not, and shall cause each of its Subsidiaries and Affiliates (including the Company Group) not to, amend, repeal or otherwise modify the indemnification provisions of its Organizational Documents as in effect at the Closing in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties. Notwithstanding the foregoing, a D&O Indemnified Party shall not be entitled to indemnification and the advancement of expenses as contemplated above to the extent such D&O Indemnified Party, solely in its capacity as Seller (and not as a director or officer of the Company), is the subject of a claim by Purchaser or its Affiliates against Sellers or their Affiliates pursuant to this Agreement solely in its capacity as a Seller.

(b)Purchaser hereby covenants, for itself and its Affiliates, successors and assigns, that it and they shall not institute any Proceeding in any court or before any administrative agency or before any other tribunal against any present or former D&O Indemnified Parties, in their capacity as such, with respect to the execution of their duties up to the termination of their appointment, including in connection with, arising out of, resulting from or in any way related to the transactions contemplated by this Agreement with respect to any liabilities, actions or causes of action, judgments, claims or demands of any nature or description (consequential, compensatory, punitive or otherwise), excluding however, in each case, instances of Fraud.

(c)In the event Purchaser or the Company Group or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, Purchaser shall make proper provision so that the successors and assigns of Purchaser or the Company Group, as the case may be, shall assume the obligations set forth in this Section 8.7.

(d)The provisions of this Section 8.7 shall survive the consummation of the Closing and continue for the periods specified herein. This Section 8.7 is intended to benefit the directors, officers, employees, partners, members and agents of the members of the Company Group and any other Person or entity (and their respective heirs, successors and assigns) referenced in this Section 8.7 or indemnified hereunder, each of whom may enforce the provisions of this Section 8.7 (whether or not parties to this Agreement). Each of the Persons referenced in the immediately preceding sentence are intended to be third party beneficiaries of this Section 8.7.

(e)Prior to the Closing, the Company Group shall obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from the Closing with at least the same coverage and amount and containing terms and conditions that are not less advantageous in the aggregate to the D&O Indemnified Parties as the Company Group’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Closing Date (including in connection with the transactions contemplated by this Agreement) (the “D&O Tail Policy”).  Purchaser shall bear the cost of the D&O Tail Policy, which cost, for the avoidance of doubt, shall not constitute Leakage.  During the term of the D&O Tail Policy, Purchaser shall not (and shall cause the Company Group not to) take any action to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived.

Section 8.8Certain Disclaimers.

(a)EXCEPT AS AND TO THE EXTENT EXPRESSLY REPRESENTED OTHERWISE BY SELLERS OR THE COMPANY IN ARTICLE 5 AND ARTICLE 6 (OR CONFIRMED IN THE CERTIFICATE OF SELLERS TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), SELLERS DO NOT MAKE, SELLERS EXPRESSLY DISCLAIM, AND PURCHASER WAIVES, REPRESENTS, AND WARRANTS THAT PURCHASER HAS NOT RELIED UPON, ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, IN THIS OR ANY OTHER INSTRUMENT, AGREEMENT, OR CONTRACT DELIVERED HEREUNDER OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER, INCLUDING ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, ORAL OR WRITTEN, AS TO (i) TITLE TO ANY OF THE COMPANY INTERESTS OR THE ASSETS, (ii) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL, SEISMIC DATA, RESERVE DATA, RESERVE REPORTS, OR RESERVE INFORMATION (OR ANY ANALYSIS OR INTERPRETATION THEREOF) RELATING TO THE COMPANY INTERESTS OR THE ASSETS, (iii) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (iv) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (v) ANY ESTIMATES OF THE VALUE OF THE COMPANY INTERESTS OR THE ASSETS OR FUTURE REVENUES GENERATED BY THE COMPANY INTERESTS OR THE ASSETS, (vi) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (vii) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (viii) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (ix) ANY OTHER RECORD, FILES, MATERIALS, OR INFORMATION (INCLUDING AS TO THE ACCURACY, COMPLETENESS, OR CONTENTS OF THE RECORDS) THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, OR ANY INVESTORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO (INCLUDING ANY ACCOUNTING MATERIALS, LEASE OPERATING STATEMENTS, OR OTHER ITEMS PROVIDED IN CONNECTION WITH SECTION 8.1); AND SELLERS FURTHER DISCLAIM, AND PURCHASER WAIVES, ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT, EXCEPT AS AND TO THE EXTENT EXPRESSLY REPRESENTED OTHERWISE BY SELLERS OR THE COMPANY IN ARTICLE 5 AND ARTICLE 6 (OR CONFIRMED IN THE CERTIFICATE OF SELLERS TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), THE COMPANY INTERESTS AND THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. PURCHASER SPECIFICALLY DISCLAIMS ANY OBLIGATION OR DUTY BY SELLERS OR ANY MEMBER OF THE SELLER GROUP TO MAKE ANY DISCLOSURES OF FACT NOT REQUIRED TO BE DISCLOSED PURSUANT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN AND PURCHASER EXPRESSLY ACKNOWLEDGES AND COVENANTS THAT PURCHASER DOES NOT HAVE, WILL NOT HAVE, AND WILL NOT ASSERT ANY CLAIM, DAMAGES, OR EQUITABLE REMEDIES WHATSOEVER AGAINST ANY MEMBER OF THE SELLER GROUP EXCEPT FOR CLAIMS, DAMAGES, AND EQUITABLE REMEDIES AGAINST SELLERS FOR BREACH AN EXPRESS REPRESENTATION, WARRANTY, OR COVENANT OF A SELLER UNDER THIS AGREEMENT.  PURCHASER ACKNOWLEDGES AND AGREES THAT NONE OF THE SELLERS GROUP SHALL HAVE ANY RESPONSIBILITY FOR ANY BREACH OF A REPRESENTATION OR WARRANTY IN ARTICLE 5 OR ARTICLE 6 FOR FAILING OR OMITTING TO DISCLOSE ANY CONDITION, AGREEMENT, DOCUMENT, DATA, INFORMATION OR OTHER MATERIALS RELATING TO THE COMPANY INTERESTS OR THE ASSETS THAT IS NOT EXPRESSLY ADDRESSED BY THIS AGREEMENT, EXCEPT IN THE EVENT OF FRAUD.

(b)EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 4 OR IN SELLERS’ REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.17 AND SECTION 6.18 (AS RELATED TO PERMITS UNDER ENVIRONMENTAL LAWS), SELLERS SHALL NOT HAVE ANY LIABILITY IN CONNECTION WITH AND HAVE NOT AND WILL NOT MAKE (AND HEREBY DISCLAIM) ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL DEFECTS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS SUBSTANCES, HYDROCARBONS, OR NORM INTO THE ENVIRONMENT, OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES, OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS, AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION, WARRANTY, OR OTHER STATEMENT, AND PURCHASER SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION. AT CLOSING, PURCHASER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES, AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING CONDITIONS SPECIFICALLY RELATING TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OTHER MAN-MADE FIBERS, AND NORM. PURCHASER IS

RELYING SOLELY UPON THE TERMS OF THIS AGREEMENT, EACH OTHER TRANSACTION DOCUMENT, AND ITS OWN INSPECTION OF THE COMPANY INTERESTS AND THE ASSETS. AS OF CLOSING, PURCHASER SHALL HAVE MADE ALL SUCH REVIEWS AND INSPECTIONS OF THE COMPANY INTERESTS AND THE ASSETS AND THE RECORDS AS PURCHASER HAS DEEMED NECESSARY OR APPROPRIATE TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

(c)PURCHASER ACKNOWLEDGES THAT IT SHALL ASSUME ALL RISK OF LOSS WITH RESPECT TO (i) CHANGES IN COMMODITY OR PRODUCT PRICES AND ANY OTHER MARKET FACTORS OR CONDITIONS (INCLUDING ANY PRICING DIFFERENTIALS) FROM AND AFTER THE EXECUTION DATE; (ii) SUBJECT TO SECTION 4.7, PRODUCTION DECLINES OR ANY ADVERSE CHANGE IN THE PRODUCTION CHARACTERISTICS OR DOWNHOLE CONDITION OF ANY WELL, INCLUDING ANY WELL WATERING OUT, OR EXPERIENCING A COLLAPSE IN THE CASING OR SAND INFILTRATION, FROM AND AFTER THE EXECUTION DATE; AND (iii) DEPRECIATION OF ANY ASSETS THAT CONSTITUTE PERSONAL PROPERTY THROUGH ORDINARY WEAR AND TEAR.

(d)SELLERS AND PURCHASER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 5, ARTICLE 6, AND THIS SECTION 8.8 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 8.9Affiliate Contracts. Unless otherwise agreed to in writing by Sellers and Purchaser, Sellers shall, and shall cause the Company Group to, terminate all transactions and Contracts between any member of the Company Group, on the one hand, and Sellers or any of Sellers’ other Affiliates, on the other hand, including those listed on Schedule 6.33 prior to or effective as of the Closing Date and provide to Purchaser, in form and substance reasonably satisfactory to Purchaser, evidence of the termination of, all such transactions and Contracts.

Section 8.10Hedges. From and after the Execution Date, until the earlier of Closing and the termination of this Agreement, Sellers shall not and shall cause their Affiliates not to (a) voluntarily terminate, unwind, amend or modify any of the Company Hedges and (b) enter into any additional Hedges, including as are required by the Existing Secured Credit Facility, in each case, without the prior written consent of Purchaser (such consent not to be unreasonably delayed, conditioned or withheld).

Section 8.11Post-Closing Confidentiality. Sellers acknowledge that any non-public information about the Company Group, the Company Interests, the Business or the Assets (the “Confidential Information”) is the property of the Company and from and after the Closing, such Confidential Information will be the property of Purchaser and its Affiliates (including after the Closing, the Company Group). From and after the Closing Date, Sellers shall, and shall cause their Affiliates and Sellers’ and their respective Representatives to, maintain all Confidential Information in strict confidence and secrecy, and shall not, directly or indirectly, disclose any Confidential Information to any Person other than Purchaser or its Affiliates, except to the extent that such information (through no fault of Sellers or its respective Affiliates or Representatives) (i) is generally available to the public, (ii) is lawfully acquired by Sellers or their Affiliates or their respective Representatives from and after the Closing from sources that are not known to Sellers to be prohibited from disclosing such information by a legal or contractual obligation, or (iii) is required to be disclosed under applicable Law or is requested by a Governmental Body (by oral questions, interrogatories, requests for information or documents in legal Proceedings, subpoena, civil investigative demand or other similar process) or in connection with a routine audit to be disclosed; provided that if Sellers or any of their Affiliates or their respective Representatives is so compelled to disclose any such Confidential Information, then Sellers’ Representative shall promptly notify Purchaser in writing and shall disclose only that portion of such information which Sellers are legally required to disclose (provided that no such notice need be provided in the case of any routine regulatory examination pursuant to which neither the Company, Purchaser nor any of their respective Affiliates is a stated target); provided, further, that Sellers shall use their Commercially Reasonable Efforts to cooperate with Purchaser to obtain an appropriate protective order upon Purchaser’s request and at Purchaser’s sole expense or other reasonable assurance that confidential treatment will be accorded such information. This Section 8.11 shall not prohibit disclosure of any Confidential Information to any Representatives of Sellers or their Affiliates who agree to keep such Confidential Information confidential and are informed of the terms of this Section 8.11; provided that such Sellers shall be responsible for any breach of this Section 8.11 by such Representatives to which it disclosed such Confidential Information.

Section 8.12Insurance Matters.

(a)After Closing, Purchaser, on behalf of the Company Group, may pursue any claims or losses covered under any insurance policies maintained by Sellers or their Affiliates or with respect to which any member of the Company Group is a named insured or otherwise the beneficiary of coverage, but only with respect to claims that are made or losses that occurred prior to the Closing, and only to the extent that (i) such claims or claims associated with such losses are claims or losses of the Company Group and (ii) Sellers have not borne or incurred any costs or damages in respect thereof (“Pre-Closing Insurance Claims”). Sellers shall use Commercially Reasonable Efforts to cooperate with Purchaser in the pursuit of such Pre-Closing Insurance Claims, and Purchaser shall promptly reimburse Sellers for documented out-of-pocket costs and expenses that Sellers reasonably incurred after Closing in connection with such claims, exclusive of any costs and expenses to the extent relating to any expenses for which Sellers would be required to indemnify Purchaser pursuant to Section 12.1(b). In the event that, after Closing, Sellers or any of their Affiliates receives insurance proceeds with respect to Pre-Closing Insurance Claims, then, within ten (10) Business Days of receipt, Sellers shall pay, or cause to be paid, to the account(s) designated by Purchaser an amount equal to such insurance proceeds, less Sellers’ documented out-of-pocket costs and expenses reasonably incurred in connection with obtaining such insurance proceeds.

(b)To the extent that there is a claim against one or more of the D&O Indemnified Parties for which Purchaser or the Company Group is required to indemnify such D&O Indemnified Parties or otherwise advance expenses to such D&O Indemnified Parties in accordance with Section 8.7, then Sellers shall reasonably cooperate with Purchaser and the Company Group in connection with such claim and shall use its Commercially Reasonable Efforts to submit such claim under the D&O Insurance Policy(ies). Unless prohibited under the applicable D&O Insurance Policy(ies) or applicable Law, to the extent that Sellers or their Affiliates receive any proceeds from the D&O Insurance Policy(ies) in connection with any such claim, Sellers shall remit or otherwise assign such proceeds to Purchaser and/or the Company Group when received, but only to the extent that Purchaser and/or the Company has actually paid expenses, costs or monies in satisfaction of and pursuant to Purchaser’s and/or the Company Group’s indemnification obligations in connection therewith.

(c)Notwithstanding anything to the contrary in this Agreement, the Parties agree that nothing in this Agreement is intended to or does in any way waive, release or discharge any insurance coverage, whether as insured, additional insured or otherwise, to which the Company Group is entitled before Closing, including for claims asserted after Closing for pre-Closing occurrences.

Section 8.13Board Representation at Purchaser Parent. At the Closing, Purchaser Parent shall appoint two (2) designees of Sellers to the Board of Directors of Purchaser Parent, and each committee of the Board of Directors other than the Audit Committee; provided, that such designees shall be subject to, and comply with, all compliance procedures (including background checks) and qualification and expertise requirements applicable to the current Directors of the Board of Directors of Purchaser Parent. Such designees will be nominated for re-election at the 2026 annual meeting of stockholders of Purchaser Parent.

Section 8.14Registration Rights; Lock-Up. At Closing, Purchaser Parent shall enter into the Registration Rights Agreement. Certain Sellers who would be post-closing Affiliates of Purchaser Parent will execute and deliver Lock-Up Agreements, which shall include a lock-up period of one hundred eighty (180) days following Closing.

Section 8.15Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. No Party (or any of its Affiliates) shall make any other press release or public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed) (collectively, the “Public Announcement Restrictions”).  The Public Announcement Restrictions shall not restrict disclosures to the extent (i) necessary for a Party to perform this Agreement (including disclosures to Governmental Bodies or Third Parties holding rights that may be applicable to the transaction contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents), (ii) required, in the reasonable opinion of the disclosing Party, by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, or in response to comments from the SEC, (iii) made to Representatives, (iv) that such Party has given the other Party a reasonable opportunity to review such disclosure prior to its release and no objection is raised promptly, or (v) made to its employees. In the case of the disclosure described in the foregoing clauses (i) and (ii), each Party shall use its Commercially Reasonable Efforts to consult with the other Party regarding the contents of any such release or announcement prior to making such release or announcement; provided, that the Party making such release or announcement shall not be obligated to delay the release or announcement.

Section 8.16Access to Books and Records. Following the Closing, Purchaser shall cause the Company to retain all books, ledgers, files, reports, plans, operating records and any other material documents pertaining to the Company in existence at the Closing that are required to be retained under current retention policies for a period of six (6) years from the Closing Date, and to use Commercially Reasonable Efforts to make the same available after the Closing for inspection by Sellers or its representatives at Sellers’ sole expense, during regular business hours and upon reasonable written request with advance notice.

Section 8.17Listing Matters. Purchaser Parent shall cause the Purchaser Parent common shares comprising the Purchaser Parent Common Stock to be approved for listing on the Nasdaq Global Market, subject to official notice of issuance, prior to the Closing.

Section 8.18Conduct of Purchaser Parent. Except (i) as set forth on Schedule 8.18, (ii) as may be required by Law

(including as may be requested or compelled by any Governmental Body), (iii) as expressly contemplated by this Agreement or (iv) as otherwise approved in writing by Sellers’ Representative (such consent not to be unreasonably withheld, conditioned or delayed), from the Execution Date until the earlier of the Closing and termination of this Agreement pursuant to Article 11, Purchaser Parent shall and shall cause Purchaser to:

(a)not amend or otherwise change the Organizational Documents of Purchaser Parent or Purchaser (other than de minimis amendments for administrative purposes);

(b)not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, combination or other reorganization (other than in connection with secondary offerings in the stock exchange);

(c)not make any material change in any method of accounting or accounting practice or policy, except as required by GAAP or applicable Laws (or as required to confirm to any changes in statutory or regulatory accounting rules (including GAAP or regulatory requirements with respect thereto)); and

(d)not enter into any agreement or commitment that would cause Purchaser Parent or Purchaser to violate any of the foregoing covenants in this Section 8.18.

Nothing contained in this Agreement shall give Sellers, directly or indirectly, the right to control or direct the operations of Purchaser Parent or any of its Subsidiaries prior to the consummation of the transactions contemplated hereby. Prior thereto, Purchaser Parent and its Subsidiaries shall have the right exercise, consistent with the terms and conditions of this Agreement, control and supervision over their business operations.

Sellers’ Representative approval of any action included in this Section 8.18 shall be considered granted with forty-eight (48) hours after Purchaser’s notice to Sellers’ Representative requesting such consent in accordance with this Section 8.18 unless Sellers’ Representative notifies Purchaser to the contrary or requests additional time during that period. In the event of an emergency, Purchaser Parent or its applicable Subsidiary may take such action as a prudent owner or operator would take and shall notify Sellers’ Representative of such action promptly thereafter, but in any event within three (3) Business Days of the taking of such action.

Article 9

CONDITIONS TO CLOSING

Section 9.1Sellers’ Conditions to Closing. The obligations of Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Sellers’ Representative) on or prior to Closing of each of the following conditions precedent:

(a)Representations. (i) Each of Purchaser’s representations and warranties set forth in Article 7 (other than Purchaser’s Fundamental Representations) shall be true and correct (without regard to materiality, Material Adverse Effect or similar qualifiers) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except in the case of this clause (i) for all such breaches, if any, of such representations and warranties that in the aggregate would not have a Material Adverse Effect (solely as described in subsection (b) of the definition of Material Adverse Effect) and (ii) Purchaser’s Fundamental Representations set forth in Article 7 shall be true and correct  as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date);

(b)Performance. Purchaser shall have performed and observed, in all material respects, all covenants, obligations and agreements to be performed or observed by Purchaser under this Agreement prior to or on the Closing Date;

(c)No Action. No Order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall (i) have been issued, enacted, promulgated, enforced or entered by any Governmental Body having jurisdiction over any Party, and (ii) remain in force and no Proceeding shall have been commenced by any Governmental Body for the purpose of obtaining any such Order;

(d)Impairments. The sum of (without duplication of any amounts) (i) the aggregate Title Defects Amounts (less any Title Benefit Amounts) and Remediation Amounts determined pursuant to Section 4.2(a) and Section 4.4(a), as applicable, in each case, subject to the application of the Individual Defect Threshold and Aggregate Defect Deductible in accordance with Section 4.3(b) and Section 4.6, as applicable, plus (ii) the amount of Casualty Losses, does not equal or exceed 20% of the Unadjusted Purchase Price; provided that, if either Party claims the requirements of this Section 9.1(d) are not met as of the Outside Date and the Parties have not agreed upon all Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation

Amounts (or the asserted cure thereof), the Parties shall submit all unresolved disputes with respect to any Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof) to expert arbitration in accordance with Section 4.6; provided that, in lieu of the timing provided in Section 4.6, the Parties shall select a Consultant within five (5) Business Days from the Outside Date, each Party shall submit such Party’s position to the Consultant within ten (10) Business Days of the delivery of such notice and each Party shall instruct the Consultant to deliver a determination of (A) the Remediation Amount(s) attributable to all disputed Environmental Defects (including the asserted cure thereof), (B) the Title Defect Amount(s) attributable to all disputed Title Defects (including the asserted cure thereof) and/or (C) the Title Benefit Amount(s) attributable to all disputed Title Benefits, as applicable within twenty (20) days of the delivery of such notice, in which case the Outside Date shall be tolled and extended by the number of days between the Outside Date and the date which is five (5) days following the date the Consultant has issued its written determinations for such disputed matters. For the avoidance of doubt, a Party’s initiation of arbitration in accordance with this Section 9.1(d), shall not prevent Purchaser from electing to waive any asserted Title Defect or Environmental Defect, as applicable;

(e)Consent of Shareholders of Purchaser Parent. Purchaser Parent shall have received the Shareholder Consent;

(f)Closing of Peak BLM MIPA Transaction. The closing of the transactions contemplated by the Peak BLM MIPA shall have occurred (or shall be ready to occur simultaneously with Closing);

(g)Deliveries. Purchaser shall deliver (or be ready, willing, and able to deliver at Closing) to Sellers’ Representative duly executed counterparts of the documents and certificates to be delivered by Purchaser under Section 10.3; and

(h)Nasdaq Global Market Listing Approval. The Purchaser Parent common shares issuable to Sellers as the Purchaser Parent Common Stock shall have been authorized for listing on the Nasdaq Global Market, subject to official notice of issuance.

Sellers may not rely on the failure of any condition set forth in this Section 9.1 to be satisfied if such failure was caused primarily by the failure of Sellers to perform any of its obligations under this Agreement. If the Closing occurs, all closing conditions set forth in this Article 9 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Sellers solely for purposes of this Article 9 (and, for the avoidance of doubt, such waiver shall not apply to or limit the rights of the Parties under this Agreement or the Transaction Documents after the Closing).

Section 9.2Purchaser’s Conditions to Closing. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Purchaser) on or prior to Closing of each of the following conditions precedent:

(a)Representations. (i) Each of Sellers’ representations and warranties set forth in Article 5 and the Company’s representations and warranties set forth in Article 6 (other than Sellers’ and the Company’s Fundamental Representations) shall be true and correct (without regard to materiality, Material Adverse Effect or similar qualifiers) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except in the case of this clause (i) for all such breaches, if any, of such representations and warranties that in the aggregate would not have a Material Adverse Effect, and (ii) Sellers’ Fundamental Representations set forth in Article 5 and the Company’s Fundamental Representations set forth in Article 6 shall be true and correct as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date);

(b)Performance. Sellers and Sellers’ Representative shall have performed and observed, in all material respects, all covenants, obligations and agreements to be performed or observed by Sellers, Sellers’ Representative or the Company under this Agreement prior to or on the Closing Date;

(c)No Action. No Order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall (i) have been issued, enacted, promulgated, enforced or entered by any Governmental Body having jurisdiction over any Party, and (ii) remain in force and no Proceeding shall have been commenced by any Governmental Body for the purpose of obtaining any such Order;

(d)Impairments. The sum of (without duplication of any amounts) (i) the aggregate Title Defects Amounts (less any Title Benefit Amounts) and Remediation Amounts determined pursuant to Section 4.2(a) and Section 4.4(a), as applicable, in each case, subject to the application of the Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.3(b) and Section 4.6, as applicable, plus (ii) the aggregate amount of Casualty Losses, does not equal or exceed 20% of the Unadjusted

Purchase Price; provided that, if either Party claims the requirements of this Section 9.2(d) are not met as of the Outside Date and the Parties have not agreed upon all Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof), the Parties shall submit all unresolved disputes with respect to any Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof) to expert arbitration in accordance with Section 4.6; provided that, in lieu of the timing provided in Section 4.6, the Parties shall select a Consultant within five (5) Business Days from the Outside Date, each Party shall submit such Party’s position to the Consultant within ten (10) Business Days of the delivery of such notice and each Party shall instruct the Consultant to deliver a determination of (A) the Remediation Amount(s) attributable to all disputed Environmental Defects (including the asserted cure thereof), (B) the Title Defect Amount(s) attributable to all disputed Title Defects (including the asserted cure thereof) and/or (C) the Title Benefit Amount(s) attributable to all disputed Title Benefits, as applicable within twenty (20) days of the delivery of such notice, in which case the Outside Date shall be tolled and extended by the number of days between the Outside Date and the date which is five (5) days following the date the Consultant has issued its written determinations for such disputed matters. For the avoidance of doubt, a Party’s initiation of arbitration in accordance with this Section 9.2(d), shall not prevent Purchaser from electing to waive any asserted Title Defect or Environmental Defect, as applicable;

(e)Consideration Period. The Consideration Period, if any, shall have expired pursuant to the terms contemplated by Section 8.3;

(f)Closing of Peak BLM MIPA Transaction. The closing of the transactions contemplated by the Peak BLM MIPA shall have occurred (or shall be ready to occur simultaneously with Closing); and

(g)Deliveries. Sellers’ Representative shall deliver (or be ready, willing, and able to deliver at Closing) to Purchaser duly executed counterparts of the Transaction Documents and other documents and certificates to be delivered by Sellers’ Representative under Section 10.2.

Purchaser may not rely on the failure of any condition set forth in this Section 9.2 to be satisfied if such failure was caused primarily by the failure of Purchaser to perform any of its obligations under this Agreement. If the Closing occurs, all closing conditions set forth in this Article 9 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Purchaser solely for purposes of this Article 9 (and, for the avoidance of doubt, such waiver shall not apply to or limit the rights of the Parties under this Agreement or the Transaction Documents after the Closing).

Article 10

CLOSING

Section 10.1Time and Place of Closing. Consummation of the purchase and sale transaction as contemplated by this Agreement (the “Closing”), shall, unless otherwise agreed to in writing by Purchaser and Sellers’ Representative, take place by electronic transmission at 10:00 a.m., Mountain Time, on the later of (a) October 27, 2025, and (b) the date that is two (2) Business Days after the last of the conditions to Closing set forth in Article 9 has been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), subject to the rights of the Parties under Article 11. The date on which the Closing occurs is herein referred to as the “Closing Date.”

Section 10.2Obligations of Sellers’ Representative at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser of its obligations pursuant to Section 10.3, Sellers’ Representative shall deliver or cause to be delivered to Purchaser the following:

(a)counterparts of the Assignment Agreements, duly executed by each Seller or by Sellers’ Representative on behalf of such Seller pursuant to Section 14.20(a), as applicable;

(b)a certificate duly executed by an authorized officer of Sellers’ Representative on behalf of each Seller, dated as of the Closing Date, certifying that the conditions applicable to such Seller set forth in Section 9.2(a) and Section 9.2(b) have been fulfilled;

(c)a properly completed and duly executed Internal Revenue Service Form W-9 (or applicable successor form) with respect to each Seller, dated no earlier than twenty (20) days prior to the Closing Date;

(d)a certificate of good standing or the equivalent, dated no earlier than five (5) days prior to the Closing Date, for each of the Company and its Subsidiaries (from their jurisdictions of formation and each jurisdiction in which they are qualified to do business);

(e)duly executed, written resignations of the officers, managers and directors of the Company or its Subsidiaries set forth in Schedule 10.2(e), effective as of the Closing Date, in form and substance reasonably acceptable to Purchaser;

(f)counterparts to the Registration Rights Agreement, duly executed by each Seller or by Sellers’ Representative on behalf of such Seller pursuant to Section 14.20(a), as applicable;

(g)(i) releases and terminations of any mortgages, deeds of trust, assignments of production, financing statements, fixture filings, liens, and other recorded Encumbrances, in each case, burdening the Company Interests and/or the Assets and securing borrowed monies incurred by Sellers or any of their Affiliates (including the Company Group), including under any debt instrument that is burdening the Company Interests and/or the Assets and (ii) authorizations to file UCC-3 termination statements in all applicable jurisdictions to evidence the release of all such liens on the Company Interests and/or the Assets securing due and payable obligations, including under any debt instrument;

(h)a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, certifying to and attaching as an exhibit, the consent of a Supermajority Interest of the Members (as defined in the Company Organizational Documents) authorizing and approving the execution, delivery and performance of this Agreement and each of the other Transaction Documents, and the consummation of the transactions contemplated herein;

(i)duly executed amendments to, or waivers of applicable provisions of, those Contracts set forth on Schedule 10.2(i), effective as of the Closing Date, providing that such Contracts will continue in full force and effect following Closing, in forms reasonably satisfactory to the Company;

(j)evidence that the Tier II Options set forth on Schedule 6.6(c) issued to Employees have been fully and validly extinguished without any further liability to the Company, in form and substance reasonably acceptable to Purchaser; and

(k)all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Purchaser.

Section 10.3Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Sellers’ Representative of their obligations pursuant to Section 10.2, Purchaser shall deliver or cause to be delivered to Sellers’ Representative the following:

(a)evidence of the issuance of the Purchaser Parent Common Stock to Sellers, allocated among Sellers as directed in writing by Sellers’ Representative at least two (2) Business Days prior to the Closing, in an aggregate amount equal to the Adjusted Purchase Price, free and clear of all Encumbrances;

(b)counterparts of the Assignment Agreements, duly executed by Purchaser;

(c)a certificate duly executed by an authorized officer of Purchaser, dated as of Closing, certifying on behalf of Purchaser that the conditions set forth in Section 9.1(a), Section 9.1(b) and Section 9.1(e) have been fulfilled;

(d)evidence that the outstanding principal, all accrued interest and any other amounts payable pursuant to the Company’s Existing Secured Credit Facility has been paid-off;

(e)a counterpart to the Registration Rights Agreement, duly executed by Purchaser Parent; and

(f)all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Sellers.

Section 10.4Settlement Statement.

(a)At the Closing, Purchaser shall issue Purchaser Parent Common Stock to Sellers in an amount equal in value to the Adjusted Purchase Price as determined in accordance with Section 10.4(b).

(b)At least five (5) Business Days prior to the Closing, Sellers’ Representative shall prepare in good faith and deliver to Purchaser, in accordance with GAAP and based upon the best information then available to Sellers, a settlement statement (the “Settlement Statement”) (i) setting forth Sellers’ Representative’s calculation of the Adjusted Purchase Price, after giving effect to all adjustments to the Unadjusted Purchase Price set forth in Section 3.3, (ii) setting forth the calculations for each adjustment contemplated by Section 3.3, and (iii) enclosing reasonable documentation available to support any credit, charge, receipt, or other item included in such statement. Within two (2) Business Days after Purchaser’s receipt of the Settlement Statement, Purchaser may deliver to Sellers’ Representative a written report containing all changes that Purchaser proposes in good faith to be made to the Settlement Statement, together with the explanation therefor and the supporting documents thereof, if available.

(c)The Parties shall in good faith attempt to agree in writing on the Settlement Statement as soon as possible after Sellers’ Representative’s receipt of Purchaser’s written report, but in any event prior to the Closing. The Settlement Statement, as agreed upon in writing by the Parties, will be used to adjust the Unadjusted Purchase Price at the Closing and to determine the Adjusted Purchase Price at the Closing; provided, that if the Parties do not agree in writing upon any of the adjustments set forth in the Settlement Statement within fifteen (15) days after Sellers’ Representative’s receipt of Purchaser’s written report, then any amounts or items remaining in dispute at the end of such period (collectively, the “Disputed Amounts”) shall be submitted for resolution to the office of an impartial nationally-recognized firm of independent certified public accountants other than Sellers’ Accountants or Purchaser’s Accountants determined by mutual agreement of Purchaser and Sellers’ Representative (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Settlement Statement necessary to reflect the resolution of the Disputed Amounts.

(d)The Parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute and its decision for each Disputed Amount must be within the range of values assigned to each such item in the Settlement Statement and Purchaser’s written report, respectively. The Independent Accountant shall base its determination solely on the written submissions of the Parties and the definitions and other provisions of this Agreement and shall not conduct any independent investigations. No Party shall have any ex parte communications with the Independent Accountant.

(e)The fees and expenses of the Independent Accountant shall be paid by Sellers, on the one hand, and by Purchaser, on the other hand, based upon the percentage that the amount actually contested but not awarded to Sellers or Purchaser, respectively, bears to the aggregate amount actually contested by Sellers and Purchaser.

(f)The Independent Accountant shall be directed to make a determination on all Disputed Amounts as soon as practicable, but no later than thirty (30) days after its engagement, and its resolution of the Disputed Amounts and its adjustments to the Settlement Statement shall become conclusive and binding upon the Parties at the time such determination is made, in the absence of negligence, fraud or manifest error.

Article 11

TERMINATION

Section 11.1Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing (by written notice from the terminating Party to the other Party):

(a)by the mutual prior written consent of the Parties;

(b)by Sellers’ Representative or Purchaser if the consummation of the transactions contemplated hereby is enjoined, restrained or otherwise prohibited or otherwise made illegal by the terms of a final, non-appealable Order of a Governmental Body; provided that the right to terminate under this Section 11.1(b) shall not be available to a Party if any of the foregoing is due to the failure of such Party to perform its obligations under this Agreement;

(c)by Sellers’ Representative, at Sellers’ Representative’s option, if there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Purchaser pursuant to this Agreement that (i) would render a condition precedent to Sellers’ obligations specified in Section 9.1(a) or Section 9.1(b), as applicable, not capable of being satisfied by the Outside Date, and (ii) after the giving of written notice thereof to Purchaser, such breach, inaccuracy or failure to perform has not been waived in writing by Sellers’ Representative, is not capable of being fully cured or has not been fully cured by the earlier of (A) fifteen (15) Business Days after the delivery of such notice and (B) three (3) Business Days prior to the Outside Date;

(d)by Purchaser, at Purchaser’s option, if there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Sellers or Sellers’ Representative pursuant to this Agreement that (i) would render a condition precedent to Purchaser’s obligations specified in Section 9.2(a) or Section 9.2(b), as applicable, not capable of being satisfied by the Outside Date, and (ii) after the giving of written notice thereof to Sellers’ Representative, such breach, inaccuracy or failure to perform has not been waived in writing by Purchaser, is not capable of being fully cured or has not been fully cured by the earlier of (A) fifteen (15) Business Days after the delivery of such notice and (B) three (3) Business Days prior to the Outside Date;

(e)by any Party if Closing has not occurred on or before one hundred and eighty (180) days after the Execution Date (the “Outside Date”);

(f)by Purchaser pursuant to Section 8.3; or

(g)by Sellers’ Representative, at Sellers’ Representative’s option, if the condition set forth in Section 9.1(e) has not been satisfied as of the Parent Shareholder Consent Deadline;

provided, however, that no Party shall be entitled to terminate this Agreement under Section 11.1(c), Section 11.1(d) or Section 11.1(e) if the Closing has failed to occur because such Party failed to perform or observe in any material respect its covenants or agreements hereunder or is otherwise in material breach under this Agreement.

Section 11.2Effect of Termination.

(a)If this Agreement is terminated pursuant to Section 11.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 5.7, Section 7.6, Section 8.1(i), Article 11, Article 14 (other than Section 14.14 and Section 14.16) and Appendix A, which shall continue in full force and effect) and, without prejudice to its rights under Section 11.2(c) (if applicable), Sellers shall be free immediately to enjoy all rights of ownership of the Assets and to sell, transfer, encumber, or otherwise dispose of the Assets or the Company Interests to any Person without any restriction under this Agreement.

(b)In the event that Purchaser has the right to terminate this Agreement pursuant to Section 11.1(d) in the instance where (i) all conditions precedent to the obligations of Sellers set forth in Section 9.1 have been satisfied or waived by Sellers’ Representative (or would have been satisfied except for the breach or failure of any of Sellers’ representations, warranties, or covenants hereunder and except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing (but which are capable of being satisfied at or in connection with the occurrence of Closing)), and (ii) Purchaser is ready, willing and able to proceed with Closing and the Closing has not occurred solely as a result of the breach or failure of any of Sellers’ representations, warranties, or covenants hereunder, including, if and when required, Sellers’ obligations to consummate the transactions contemplated hereunder at Closing, then Purchaser shall be entitled, as the sole and exclusive remedy of the Purchaser against any member of the Sellers Group for the failure to consummate the transactions contemplated hereunder at Closing, to either (A) exercise its right to specific performance of this Agreement pursuant to Section 14.16, or (B) terminate this Agreement.

(c)In the event that Sellers’ Representative has the right to terminate this Agreement pursuant to Section 11.1(c) in the instance where (i) all conditions precedent to the obligations of Purchaser set forth in Section 9.2 have been satisfied or waived by Purchaser (or would have been satisfied except for the breach or failure of any of Purchaser’s representations, warranties, or covenants hereunder and except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing (but which are capable of being satisfied at or in connection with the occurrence of Closing)), and (ii) Sellers are ready, willing and able to proceed with Closing and the Closing has not occurred solely as a result of the breach or failure of any of Purchaser’s representations, warranties, or covenants hereunder, including, if and when required, Purchaser’s obligations to consummate the transactions contemplated hereunder at Closing, then Sellers shall be entitled, as the sole and exclusive remedy of Sellers against any member of the Purchaser Group for the failure to consummate the transactions contemplated hereunder at Closing, to either (A) exercise their right to specific performance of this Agreement pursuant to Section 14.16, or (B) terminate this Agreement.

(d)In the event that Sellers’ Representative has the right to terminate this Agreement pursuant to Section 11.1(g) in the instance where (i) all conditions precedent to the obligations of Purchaser set forth in Section 9.2 have been satisfied or waived by Purchaser (or would have been satisfied except for the breach or failure of any of Purchaser’s representations, warranties, or covenants hereunder and except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing (but which are capable of being satisfied at or in connection with the occurrence of Closing)), and (ii) Sellers are ready, willing and able to proceed with Closing and the Closing has not occurred solely as a result of Purchaser’s failure to satisfy its obligations under Section 9.1(e), then Sellers’ sole and exclusive remedy against the Purchaser Group for the failure to consummate the transactions contemplated hereunder at Closing, shall be to terminate this Agreement and receive the Termination Fee from Purchaser as liquidated damages in lieu of any other damages or remedies available at Law or in equity, including any right of specific performance or other equitable relief against Purchaser or the Purchaser Group.

(e)IT IS EXPRESSLY STIPULATED BY THE PARTIES THAT THE ACTUAL AMOUNT OF DAMAGES RESULTING FROM THE FAILURE TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREUNDER AT CLOSING WOULD BE DIFFICULT IF NOT IMPOSSIBLE TO DETERMINE ACCURATELY BECAUSE OF THE UNIQUE NATURE OF THIS AGREEMENT, THE UNIQUE NATURE OF THE COMPANY INTERESTS AND ASSETS, THE UNCERTAINTIES OF APPLICABLE COMMODITY MARKETS AND DIFFERENCES OF OPINION WITH RESPECT TO SUCH MATTERS, AND THAT THE LIQUIDATED DAMAGES PROVIDED FOR HEREIN ARE A REASONABLE ESTIMATE BY THE

PARTIES OF SUCH DAMAGES UNDER THE CIRCUMSTANCES AND DO NOT CONSTITUTE A PENALTY.

(f)Notwithstanding anything to the contrary in this Agreement, each Party acknowledges and agrees that if the Closing fails to occur for any reason, SUCH PARTY’S SOLE AND EXCLUSIVE REMEDY AGAINST THE OTHER PARTIES SHALL BE TO EXERCISE AN APPLICABLE REMEDY SET FORTH IN THIS ARTICLE 11, ALL OTHER RIGHTS AND REMEDIES AT LAW OR IN EQUITY BEING HEREBY EXPRESSLY DISCLAIMED AND WAIVED; provided, however, each of Purchaser and Sellers acknowledge that as express consideration for the other Party entering into this Agreement, the Parties covenant and agree that solely with respect to each Party’s rights under Section 11.2(b) or Section 11.2(c), as applicable, (i) each Party would be irreparably harmed by any breaches by the other Party of their obligation to consummate the transactions hereunder as and when required hereunder, (ii) monetary damages would not be a sufficient remedy for any violation of the terms of this Agreement solely with respect to each Party’s rights under Section 11.2(b) or Section 11.2(c), as applicable, (iii) each Party shall be entitled to seek equitable relief, including injunction (without the posting of any bond and without proof of actual damages) and specific performance, in the event of any breach of the provisions of this Agreement solely with respect to such Party’s rights under Section 11.2(b) or Section 11.2(c), as applicable, in addition to all other remedies available pursuant to Section 11.2(b) or Section 11.2(c), as applicable, and (iv) no Party, nor its Representatives, shall oppose the granting of specific performance or any such relief as a remedy with respect to any other Party’s rights under Section 11.2(b) or Section 11.2(c), as applicable.

Article 12

INDEMNIFICATION

Section 12.1Indemnification.

(a)From and after Closing, subject to the limitations set forth in Section 12.3, Purchaser shall indemnify, defend, and hold harmless the Sellers Group from and against all Damages incurred by, suffered by, or asserted against such Persons caused by, arising out of, or resulting from:

(i)any breach of or failure to perform any covenant or agreement made by Purchaser contained in this Agreement; or

(ii)any breach of any of Purchaser’s representations and warranties set forth in Article 7, or confirmed in the certificate delivered by Purchaser at Closing pursuant to Section 10.3(c);

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF SELLERS, BUT EXCLUDING HOWEVER, IN EACH SUCH CASE, DAMAGES TO THE EXTENT ACTUALLY CAUSED BY THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLERS.

(b)From and after Closing, subject to the limitations set forth in Section 12.3, Sellers shall indemnify, defend, and hold harmless the Purchaser Group from and against all Damages incurred by, suffered by, or asserted against such Persons caused by, arising out of, or resulting from Sellers’ or Sellers’ Representatives’ breach of or failure to perform any covenant or agreement made by Sellers or Sellers’ Representative contained in this Agreement;

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF PURCHASER, BUT EXCLUDING HOWEVER, IN EACH SUCH CASE, DAMAGES TO THE EXTENT ACTUALLY CAUSED BY THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF PURCHASER.

(c)Notwithstanding anything to the contrary contained in this Agreement, subject to, and without limitation of Section 8.1(i), Article 11, Section 14.16 and Purchaser’s rights under the R&W Insurance Policy from and after the Closing, this Section 12.1 contains the Parties’ sole and exclusive remedies against each other with respect to the transactions contemplated hereby (except with respect to Fraud), including any breaches of the representations, warranties, covenants, and agreements of the Parties in this Agreement or any of the other Transaction Documents. Subject to the preceding sentence, PURCHASER KNOWINGLY, WILLINGLY, IRREVOCABLY, EXPRESSLY, AND TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, RELEASES, REMISES, AND FOREVER DISCHARGES SELLERS AND THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS, AND OTHER REPRESENTATIVES FROM ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS, LIABILITIES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, IN LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT NOW OR SUBSEQUENTLY MAY HAVE, BASED ON, RELATING TO, OR ARISING OUT OF (I) THIS AGREEMENT, THE TRANSACTION DOCUMENTS AND ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY,

(II) SELLERS’ OWNERSHIP OR USE OF THE COMPANY INTERESTS AND (III) THE BUSINESS OR OPERATIONS OF THE COMPANY GROUP, EVEN IN EACH CASE IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY RELEASED PERSON; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISIONS OF THIS Section 12.1(c) SHALL NOT LIMIT ANY PARTY’S RIGHTS TO PURSUE CLAIMS FOR FRAUD.

(d)The indemnity of each Party provided in this Section 12.1 shall be for the benefit of and extend to each Person included in the Sellers Group and the Purchaser Group, as applicable. Any claim for indemnity under this Section 12.1 by any Third Party must be brought and administered by a Party to this Agreement. No Indemnified Person (including any Person within the Sellers Group and the Purchaser Group) other than the Parties shall have any rights against Sellers or Purchaser under the terms of this Section 12.1 except as may be exercised on its behalf by Purchaser or Sellers, as applicable, pursuant to this Section 12.1(d). The Parties may elect to exercise or not exercise indemnification rights under this Section 12.1 on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no liability to any such other Indemnified Person for any action or inaction under this Section 12.1.

Section 12.2Indemnification Actions. All claims for indemnification under Section 12.1 shall be asserted and resolved as follows:

(a)For purposes of this Article 12, (i) the term “Indemnifying Person” when used in connection with particular Damages shall mean the Person or Persons having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 12 and (ii) the term “Indemnified Person” when used in connection with particular Damages shall mean the Person or Persons having the right to be indemnified with respect to such Damages by another Person or Persons pursuant to this Article 12.

(b)To make a claim for indemnification under Section 12.1, an Indemnified Person shall notify the Indemnifying Person of its claim under this Section 12.2, including the reasonable details of and basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Person (a “Third Person Claim”), the Indemnified Person shall provide its Claim Notice promptly after the Indemnified Person has actual knowledge of the Third Person Claim and shall enclose a copy of all papers (if any) served with respect to the Third Person Claim; provided that the failure of any Indemnified Person to give notice of a Third Person Claim as provided in this Section 12.2 shall not relieve the Indemnifying Person of its obligations under Section 12.1 except to the extent such failure results in insufficient time being available to permit the Indemnifying Person to effectively defend against the Third Person Claim or otherwise materially prejudices the Indemnifying Person’s ability to defend against the Third Person Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a covenant or agreement, the Claim Notice shall specify the covenant or agreement that was inaccurate or breached.

(c)In the case of a claim for indemnification based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Third Person Claim under this Article 12. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period whether the Indemnifying Person admits or denies its obligations to defend the Indemnified Person, it shall be conclusively deemed to have denied such indemnification obligation hereunder. The Indemnified Person is authorized, prior to and during such thirty (30) day period, at the expense of the Indemnifying Person, to file any motion, answer, or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d)If the Indemnifying Person admits its obligation to defend and indemnify the Indemnified Person, it shall have the right and obligation to diligently defend and indemnify the Indemnified Person against, at the Indemnifying Person’s sole cost and expense, the Third Person Claim. The Indemnifying Person shall have full control of such defense and proceedings, including any compromise or settlement thereof. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate, at the Indemnifying Person’s cost and expense, in contesting any Third Person Claim that the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross- complaint against any Person). The Indemnified Person may at its own expense participate in, but not control, any defense or settlement of any Third Person Claim controlled by the Indemnifying Person pursuant to this Section 12.2(d). An Indemnifying Person shall not, without the written consent of the Indemnified Person, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Person from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Person (other than as a result of money damages covered by the indemnity for which the Indemnifying Person has full responsibility).

(e)If the Indemnifying Person does not admit its obligation or admits its obligation to defend and indemnify the Indemnified Person against a Third Party Claim, but fails to diligently defend, prosecute, indemnify against or settle such Third Person Claim, then the Indemnified Person shall have the right to defend against the Third Person Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder) with counsel of the Indemnified Person’s choosing, subject to the right of the Indemnifying Person to admit its obligation and assume the defense of the Third Person Claim at any time prior to settlement or final determination thereof. If settlement has been offered and the Indemnifying Person has not yet admitted its obligation to defend and indemnify the Indemnified Person with respect to a Third Person Claim, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation to indemnify and defend the Indemnified Person with respect to the Third Person Claim, and if its obligation and liability is so admitted, either (A) consent to the proposed settlement, subject to the terms in this Section 12.2(e) or (B) reject, in its reasonable judgment, the proposed settlement or (ii) deny its liability. Any failure by the Indemnifying Person to respond to such notice shall be deemed to be an election under clause (ii) immediately above.

(f)In the case of a claim for indemnification not based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Damages complained of, (ii) admit its liability with respect to such Damages, or (iii) dispute the claim for such indemnification. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has cured the Damages or that it disputes the claim for such indemnification, the Indemnifying Person shall be deemed to have disputed such claim for indemnification. If the Indemnifying Person does not admit or otherwise does not deny its liability against a claim for indemnification not based upon a Third Person Claim within the thirty (30) day period set forth in this Section 12.2(f), then the Indemnified Person shall pursue its rights and remedies under this Agreement with respect to such claim for indemnification.

(g)Irrespective of which Party controls the defense of any indemnification claim pursuant to this Article 12, the other Parties will, and will cause any non-party Affiliate to, reasonably cooperate with the controlling Party in such defense and make available to the controlling Party all witnesses, pertinent records, materials and information in such non- controlling Party’s possession or under its control relating thereto as is reasonably required by the controlling Party; provided that the Parties agree that all communications between any Party and counsel responsible for or participating in the defense of any indemnification claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege. In furtherance of and not in limitation of the foregoing, with respect to any claim for indemnification pursuant to this Article 12, the Indemnified Person acknowledges and agrees that it shall reasonably cooperate with the Indemnifying Person in connection with such claims, including using Commercially Reasonable Efforts, and causing its Affiliates, and any employees, consultants or other individuals with knowledge of the claim or the underlying matters related to such claim to use Commercially Reasonable Efforts, to fully cooperate with the Indemnifying Person in connection with the defense, litigation, arbitration and other matters related to such claim, including by providing access, upon reasonable prior notice and during normal business hours, to the applicable books and records of the Indemnified Person and the officers and employees of such Indemnified Person (or, as appropriate, its Affiliates) with knowledge of such matters.

Section 12.3Limitations on Actions.

(a)The representations and warranties of Sellers and the Company in Article 5 and Article 6 shall, without limiting Purchaser’s rights under the R&W Insurance Policy, terminate as of the Closing Date. The representations and warranties of Purchaser in Article 7 shall terminate as of the date that is twelve (12) months following the Closing Date. Each of the respective covenants and performance obligations of Sellers, Sellers’ Representative and Purchaser set forth in this Agreement that are to be complied with or performed by Sellers, Sellers’ Representative or Purchaser, as applicable, at or prior to the Closing shall terminate sixty (60) days after the Closing Date. All other respective covenants and performance obligations of Sellers, Sellers’ Representative and Purchaser set forth in this Agreement that by their terms require performance after the Closing and the corresponding indemnity obligations hereunder shall survive the Closing and remain in full force and effect until fully satisfied and/or performed in accordance with the terms hereof. Notwithstanding anything to the contrary in this Section 12.3, the acknowledgements, disclaimers, and other terms, as applicable in Section 7.8, Section 7.9, Section 8.8, Section 14.17, Section 14.18 and Section 14.19 shall survive the Closing indefinitely. The provisions of Article 13 shall survive Closing until sixty (60) days after the expiration of the applicable statute of limitations to which the subject Taxes relate. For purposes of clarification and avoidance of doubt, this Section 12.3 shall not affect the time periods during which Purchaser may make a claim in the event of Fraud and shall not otherwise affect the time periods during which Purchaser may make a claim under, or otherwise limit any claim made by Purchaser under, the R&W Insurance Policy.

(b)Purchaser knowingly, willingly, irrevocably, and expressly acknowledges and agrees that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims, and causes of action it may have against Sellers relating to the Assets (including the operation or condition thereof), or relating to the subject matter of this Agreement or any other document contemplated hereby, and the transactions contemplated by this Agreement (other than, and solely with respect to, (i) claims based on Fraud, (ii) the indemnification obligations of Sellers set forth in Section 12.1(b) and (iii) any of the covenants in this Agreement that survive the Closing pursuant to Section 12.3(a) whether or not arising under, or based upon, any Law (including any right, whether arising at Law or in equity, to seek indemnification, contribution, cost recovery, damages, or any other recourse or remedy)) are hereby irrevocably waived.

(c)Purchaser knowingly, willingly, irrevocably, and expressly acknowledges and agrees that the agreements contained in Section 12.3(a) and Section 12.3(b) (i) require performance after the Closing to the maximum extent permitted by applicable Law and will survive the Closing indefinitely; and (ii) are an integral part of the transactions contemplated by this Agreement and that, without the agreements set forth in this Section 12.3, Sellers would not enter into this Agreement.

(d)From and after the Closing, Purchaser will not be entitled to rescind this Agreement or, subject to Article 11, treat this Agreement as terminated by reason of any breach of this Agreement, and Purchaser knowingly, willingly, irrevocably, and expressly waives any and all rights of rescission it may have in respect of any such matter. Purchaser knowingly, willingly, irrevocably, and expressly agrees to indemnify and hold harmless Sellers from and against, and in respect of, any and all liabilities, losses, damages, obligations, costs, or expenses incurred by or on behalf of Sellers as a result of any such action, suit, claim, or proceeding brought, encouraged, supported, or maintained by Purchaser against any of Sellers in contravention of this Section 12.3.

(e)The indemnities in Section 12.1(a) and Section 12.1(b) shall terminate as of the termination date of each covenant or agreement that is subject to indemnification thereunder, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(f)The foregoing provisions of this Section 12.3 shall not limit any Party’s rights to pursue claims for Fraud; provided that in no event shall Sellers be liable for any aggregate amount under this Agreement in excess of the Unadjusted Purchase Price.

(g)The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 12 shall be reduced by the amount of insurance proceeds actually received by the Indemnified Person or its Affiliates with respect to such Damages (net of any collection costs, including any reasonable out of pocket expenses incurred in obtaining such recovery, any deductible under any insurance policy (including the retention under the R&W Insurance Policy)).

(h)In no event shall any Indemnified Person be entitled to duplicate compensation with respect to the same Damage, liability, loss, cost, expense, claim, award, or judgment under more than one provision of this Agreement and the Transaction Documents.

(i)Each Indemnified Person shall use Commercially Reasonable Efforts to take all reasonable steps to mitigate all Damages or other liabilities, losses, costs, and expenses after becoming actually aware of any event that would reasonably be expected to give rise to any Damages or other liabilities, losses, costs, or expenses that are indemnifiable or recoverable under this Agreement. If an Indemnified Person fails to so mitigate pursuant to the preceding sentence, the Indemnifying Person shall have no liability for any portion of such Damages or other liabilities, losses, costs, or expenses that reasonably could have been avoided had the Indemnified Person made such efforts.

(j)For purposes of determining a breach of this Agreement for purposes of this Article 12, the representations and warranties set forth in Article 5, Article 6, and Article 7 of this Agreement that are qualified as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect shall be deemed to have been made without any such qualification for purposes of determining whether any breach of any representation or warranty in this Agreement has occurred and the amount of Damages resulting from, arising out of or relating to any breach of such representation or warranty. Notwithstanding anything to the contrary contained herein, Purchaser has no right hereunder against Sellers for indemnity in respect of any breach of the representations and warranties set forth in Article 5 or Article 6, except in the event of Fraud.

(k)Effective as of the Closing:

(i)Each Seller, for itself and on behalf of its Affiliates and Representatives and each of their respective equity holders, successors and assigns hereby fully and unconditionally releases, acquits and forever discharges Purchaser and the Company Group from any and all manner of actions, causes of actions, claims obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, that such Seller now has or has ever had against the Company Group, arising out of or relating to such Seller’s ownership of the Company Interests, including, indirectly, the Assets. The foregoing notwithstanding, the release and discharge provided for herein shall not release (A) Purchaser from its obligations or liabilities, if any, pursuant to this Agreement, (B) the Company Group of any indemnification and/or exculpation obligations of such Person to Sellers as a manager of such Person, in Sellers’ capacity as such, pursuant to the Organizational Documents of the Company Group or applicable Law or (C) be deemed to constitute a waiver of the availability of insurance to cover claims.

(ii)Purchaser, for itself and on behalf of the Company Group and its successors and assigns, hereby fully and unconditionally releases, acquits, and forever discharges (A) Sellers and (B) all directors, managers, officers, employees, members, partners, and agents of the Company Group and its respective Affiliates holding such position at any time prior to the Closing who were not retained by the Company Group as of the Closing Date from any and all manner of actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, which the Company Group now has or has ever had against such Persons, arising out of or relating to (x) in respect of Sellers’ ownership of the Company Interests and (y) in respect of such directors, managers, officers, employees, members, partners, and agents, acts and omissions on behalf of the Company Group or its Affiliates, other than with respect to their respective obligations and liabilities, if any, under this Agreement or the Transaction Documents or for claims of Fraud.

Article 13

TAX MATTERS

Section 13.1Tax Filings. Sellers’ Representative shall prepare, or cause to be prepared, all Pass-Through Tax Returns of the Company Group (including the final IRS Form 1065 of the Company) required to be filed after the Closing Date for any Pre-Closing Tax Period. With respect to any such Pass-Through Tax Return, (i) such Tax Return shall be prepared on a basis consistent with past practice, except to the extent otherwise required by applicable Law, (ii) Sellers’ Representative shall deliver a copy of such Tax Return, together with all supporting documentation and workpapers, to Purchaser for its review and reasonable comment reasonably in advance of the due date of such Tax Return, (iii) Sellers’ Representative shall consider in good faith and incorporate any reasonable comments of Purchaser, and (iv) the Party required by applicable Law to file such Tax Return shall cause such Tax Return, as revised in accordance with this Section 13.1, to be timely filed with the appropriate Governmental Body and shall promptly provide a copy thereof to the other Party. The Parties agree that Deal-Generated Deductions will, in each case, be allocated and attributable to the Pre-Closing Tax Period to the extent required by law (at a “more likely than not” or higher level of comfort); provided, however, notwithstanding the foregoing, severance payments, benefits payments, or retention payments (including, for the avoidance of doubt, stay bonuses, retention bonuses and similar payments) payable on or after the Closing will, in each case, be allocated and attributable to the post-Closing Tax period to the extent permitted by law (at a “more likely than not” or higher level of comfort). Notwithstanding anything in the preceding sentence to the contrary, Deal Generated Deductions resulting from the payment of amounts that resulted in a downward adjustment to the Purchase Price pursuant to Section 3.3(b), including payments of Company Transaction Expenses in excess of the Fee Cap or payments of amounts constituting Leakage, shall be allocated and attributable to the Pre-Closing Tax Period to the extent permitted by law. Any dispute regarding Pass-Through Tax Returns or allocation of Deal-Generated Deductions shall, if not resolved by the Parties within thirty (30) days of such dispute first arising, be submitted to the Independent Accountant who shall resolve the disagreement in a final binding manner in accordance with the dispute resolution procedures set forth in Section 10.4, mutatis mutandis.

Section 13.2Transfer Taxes. As the Company Interests are intangibles, the Parties do not expect that any Transfer Taxes will be incurred as a result of or with respect to the transactions contemplated by this Agreement.  In the event that any Transfer Taxes are due, Sellers will be responsible for the payment of any such Transfer Taxes.  Purchaser and Sellers’ Representative will cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.   Notwithstanding that Sellers shall economically bear any such Transfer Taxes, the Company or the Party responsible under applicable Law for filing any Tax Returns with respect to Transfer Taxes shall prepare and timely file such Tax Returns and provide a copy of such Tax Return to the other Party no later than ten (10) days before the due date thereof.

Section 13.3Cooperation. Purchaser and Sellers’ Representative shall reasonably cooperate, as and to the extent reasonably requested by the other Party, in connection with (a) the preparing and/or filing of any Tax Returns pursuant to this Article 13 and (b) any Tax examination, audit, litigation or similar proceeding relating to Taxes imposed on or with respect to the Company Group. Such cooperation shall include the retention and (upon the other Party’s request) the provision of such records and information which are reasonably relevant to any such Tax Return or examination, audit, litigation, or similar proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

Section 13.4Tax Audits. Purchaser shall notify Sellers’ Representative promptly following the receipt of any notice, or becoming aware, of any audit or other similar examination with respect to any Pass-Through Tax Return of any member of the Company Group for a Pre-Closing Tax Period (each, a “Tax Contest”).  Sellers’ Representative shall be entitled to control the conduct of any Tax Contest; provided that (A) Purchaser, at its sole cost and expense, shall have the right to participate in such Tax Contest (including in any material in-person or telephonic conferences and in preparing any material written submissions), (B) Sellers’ Representative shall keep Purchaser reasonably apprised of the progress of such Tax Contest, and (C) Sellers shall not settle such Tax Contest without Purchaser’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Agreement or the Company Organizational Documents to the contrary, each Seller hereby agrees and consents to the Company making, and the Parties shall cause the Company to make, the election under Section 6226(a) of the Code (and any corresponding or similar election under state or local Laws) with respect to any Tax Contest for which such election is available.

Section 13.5Tax Treatment. For U.S. federal and applicable state or local Income Tax purposes, Purchaser and Sellers acknowledge and agree that Purchaser’s acquisition of Company Interests contemplated by this Agreement shall be treated in a manner consistent with the principles set forth in Revenue Ruling 99-6, 1999-1 C.B. 432 (Situation 2): (i) as to Sellers, a taxable sale of Sellers’ Company Interests and (ii) as to Purchaser, a purchase of all of the Assets in exchange for the Purchase Price. The Parties acknowledge and agree that the transactions contemplated under this Agreement will cause the Company’s status as a partnership to terminate for U.S. federal and applicable state and local Income Tax purposes. The Parties shall not file any Tax Return, nor permit any of their respective Affiliates to file, or otherwise take any position for Tax purposes that is inconsistent with contrary to the treatment described in this Section 13.5 unless required by a “determination” within the meaning of Code Section 1313(a) or any corresponding provision of applicable U.S. state or local Law.

Section 13.6Tax Withholding. So long as each Seller delivers a duly completed and valid IRS Form W-9 in accordance with Section 10.2(c), Purchaser and Sellers agree that no withholding should be required with respect to the transactions contemplated by this Agreement. However, Purchaser and its Affiliates shall have the right to deduct and withhold any Taxes from amounts payable pursuant to this Agreement to the extent that any such deduction or withholding is required by applicable Laws; provided that, other than with respect to withholding as a result of the failure to provide a duly completed and valid IRS Form W-9 in accordance with Section 10.2(c), Purchaser will (a) notify Sellers’ Representative of any anticipated withholding, (b) consult with Sellers’ Representative in good faith to determine whether such deduction and withholding is required under applicable Tax Law and (c) cooperate with Sellers’ Representative to minimize the amount of any applicable withholding. For purposes of this Agreement, any amounts so deducted or withheld and paid over to the appropriate Taxing Authority shall be considered to have been paid to the Person in respect of whom such deduction or withholding was made.

Section 13.7Post-Closing Actions.  Without the prior written consent of Sellers’ Representative (not to be unreasonably withheld, conditioned, or delayed), except to the extent required by Law, Purchaser shall not, and shall cause its Affiliates (including, after the Closing, the Company Group) not to, (i) re-file, supplement, or amend any Pass-Through Tax Return of the Company Group for a Pre-Closing Tax Period; (ii) file any ruling or request with any Governmental Body with respect to any Pass-Through Tax Return of the Company Group for a Pre-Closing Tax Period; (iii) make or initiate any voluntary contact with any Governmental Body (including any voluntary disclosure agreement or similar process) with respect to the filing of any Pass-Through Tax Return of the Company Group for a Pre-Closing Tax Period, including in any jurisdictions where the Company Group did not file a Pass-Through Tax Return; or (iv) make or change any Tax election or accounting method that relates to, or is retroactive to, any Pass-Through Tax Return of the Company Group for a Pre-Closing Tax Period.

Article 14

MISCELLANEOUS

Section 14.1Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Each Party’s delivery of an executed counterpart signature page by email is as effective as executing and delivering this Agreement in the presence of the other Parties. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

Section 14.2Notice. All notices and other communications that are required or may be given pursuant to this Agreement must be given in writing, in English, and shall be deemed to have been given (a) when delivered personally, by courier, to the addressee, (b) when received by the addressee if sent by registered or certified mail, postage prepaid, or (c) on the date sent by email if sent during normal business hours of the recipient or on the next day if sent after normal business hours of the recipient with receipt acknowledged, with the receiving Party affirmatively obligated to promptly acknowledge receipt. Such notices and other communications must be sent to the following addresses or email addresses:

If to Sellers or Sellers’ Representative:

Yorktown Energy Partners XI, L.P.

410 Park Avenue, 20th Floor

New York, NY 10022

Attn: Bryan H. Lawrence

Email: blawrence@yorktownenergy.com

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

2828 Routh Street

Dallas, TX 75201

Attn: Jesse Betts

Email: jbetts@willkie.com

If to the Company (prior to the Closing Date):

Peak Exploration & Production, LLC

1910 Main Avenue

Durango, CO 81301

Attn: Glen E. Christiansen

Email: gchristiansen@colopeaks.com

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

2828 Routh Street

Dallas, TX 75201

Attn: Jesse Betts

Email: jbetts@willkie.com

If to Purchaser or Purchaser Parent:

Epsilon Energy USA, Inc.

500 Dallas Street, Ste 1250

Houston TX 77002

Attn: Andrew Williamson

Email: andrew.williamson@epsilonenergyltd.com

With a copy to (which shall not constitute notice):

Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attn: Philip Jordan

Email: pjordan@grayreed.com

Any Party may change its address or email address for notice purposes by written notice to the other Parties in the manner set forth above.

Section 14.3Expenses and Fees. Except as otherwise provided herein (including with respect Company Transaction Expenses pursuant to Section 3.3(b)(v)), all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. For the avoidance of doubt, all fees, costs and expenses of the R&W Insurance Policy and the D&O Tail Policy shall be paid by Purchaser, and Sellers will not have any liability with respect thereto.

Section 14.4Governing Law; Jurisdiction.

(a)THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN TORT, CONTRACT, OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (INCLUDING ITS STATUTES OF LIMITATIONS) WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN HARRIS COUNTY, TEXAS (INCLUDING THE BUSINESS COURTS LOCATED IN HARRIS COUNTY, TEXAS) AND APPROPRIATE APPELLATE COURTS THEREFROM FOR THE RESOLUTION OF ANY DISPUTE, CONTROVERSY, OR CLAIM ARISING OUT OF OR IN RELATION TO THIS AGREEMENT (EXCEPT TO THE EXTENT A DISPUTE, CONTROVERSY, OR CLAIM ARISING OUT OF, IN RELATION TO, OR IN CONNECTION WITH THE RESOLUTION OF ANY DISPUTED MATTERS PURSUANT TO SECTION 4.6, OR THE DETERMINATION OF PURCHASE PRICE ADJUSTMENTS PURSUANT TO SECTION 10.4(B) IS

REFERRED TO AN EXPERT PURSUANT TO THOSE SECTIONS), AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL ACTIONS, SUITS, AND PROCEEDINGS IN RESPECT OF SUCH DISPUTE, CONTROVERSY, OR CLAIM MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, (i) ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY OF THE AFORESAID COURTS, (ii) ANY CLAIM IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH ACTION, SUIT, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (iii) THE RIGHT TO OBJECT, IN CONNECTION WITH SUCH ACTION, SUIT, OR PROCEEDING, THAT ANY SUCH COURT DOES NOT HAVE ANY JURISDICTION OVER SUCH PARTY. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PAPERS, NOTICES, OR PROCESS AT THE ADDRESS SET OUT IN SECTION 14.2 OF THIS AGREEMENT IN CONNECTION WITH ANY ACTION, SUIT, OR PROCEEDING AND AGREES THAT NOTHING HEREIN WILL AFFECT THE RIGHT OF THE OTHER PARTIES TO SERVE ANY SUCH PAPERS, NOTICES, OR PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE, CONTROVERSY, OR CLAIM MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(c)EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)EACH PARTY, FOR ITSELF OR ANY OF ITS ASSETS, HEREBY WAIVES ANY IMMUNITY TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF ANY APPLICABLE JURISDICTION. THIS WAIVER INCLUDES IMMUNITY FROM: (i) JURISDICTION; (ii) SERVICE OF PROCESS; (iii) ANY LITIGATION, EXPERT DETERMINATION, MEDIATION, OR ARBITRATION PROCEEDING COMMENCED UNDER THIS AGREEMENT; (iv) ANY JUDICIAL, ADMINISTRATIVE, OR OTHER PROCEEDINGS THAT ARE PART OF, OR IN AID OF, THE LITIGATION, EXPERT DETERMINATION, MEDIATION, OR ARBITRATION COMMENCED UNDER THIS AGREEMENT; AND (v) ANY EFFORT TO CONFIRM, ENFORCE, OR EXECUTE ANY DECISION, SETTLEMENT, AWARD, JUDGMENT, SERVICE OF PROCESS, EXECUTION ORDER, OR ATTACHMENT (INCLUDING PRE-JUDGMENT ATTACHMENT) THAT RESULTS FROM LITIGATION, EXPERT DETERMINATION, MEDIATION, ARBITRATION, OR ANY JUDICIAL OR ADMINISTRATIVE PROCEEDINGS COMMENCED UNDER THIS AGREEMENT. FOR THE PURPOSES OF THIS WAIVER, PURCHASER ACKNOWLEDGES THAT ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT ARE OF A COMMERCIAL AND NOT A GOVERNMENTAL NATURE.

Section 14.5Waivers. Any failure by any Party to comply with any of its obligations, agreements, or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by such Party and expressly identified as a waiver, but not in any other manner. No waiver of, consent to a change in, or any delay in timely exercising any rights arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 14.6Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. No Party may assign or transfer this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other Parties (which consent may be withheld in such other Parties’ sole discretion) and any assignment or delegation made without such consent shall be null and void ab initio. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 14.7Entire Agreement. This Agreement (including, for purposes of certainty, the Annexes, Appendices, Exhibits, and Schedules attached hereto), the Confidentiality Agreement and the other Transaction Documents, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 14.8Amendment. This Agreement may be amended or modified only by an agreement in writing executed by Purchaser and Sellers’ Representative and expressly identified as an amendment or modification.

Section 14.9No Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than the Parties to any claims, cause of action, remedy, or right of any kind, except the rights expressly provided in Section 8.1(d), Section 8.7, Section 12.1(c), and Section 14.18 to the Persons described therein.

Section 14.10Construction. The Parties acknowledge that (a) the Parties have had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (b) this Agreement is the result of arm’s-length negotiations from equal bargaining positions, and (c) the Parties and their respective counsel participated in the preparation and negotiation of this Agreement. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

Section 14.11Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS UNDER THE R&W INSURANCE POLICY, EXCEPT IN CONNECTION WITH ANY DAMAGES INCURRED BY THIRD PARTIES FOR WHICH INDEMNIFICATION IS SOUGHT UNDER THE TERMS OF THIS AGREEMENT, NONE OF PURCHASER, SELLERS, OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES FROM THE OTHER PARTIES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND, EXCEPT AS OTHERWISE PROVIDED IN THIS SENTENCE, PURCHASER AND SELLERS, FOR PURCHASER AND SELLERS AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, HEREBY EXPRESSLY WAIVE ANY RIGHT TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES FROM THE OTHER PARTIES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.12Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE OR ALL-CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 14.13Time of Essence. This Agreement contains a number of dates and times by which performance or the exercise of rights is due, and the Parties intend that each and every such date and time be the firm and final date and time, as agreed. For this reason, each Party hereby waives and relinquishes any right such Party might otherwise have to challenge its failure to meet any performance or rights election date applicable to such Party on the basis that its late action constitutes substantial performance, to require the other Parties to show prejudice, or on any equitable grounds. Without limiting the foregoing, time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action (including any payment required hereunder) is not a Business Day (or if the period during which any notice is required or permitted to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required or permitted to be given or action taken) shall be the next day that is a Business Day.

Section 14.14Delivery of Records. Sellers’ Representative, at Purchaser’s sole cost and expense, shall ensure that the Records are delivered to the Company within thirty (30) days following the Closing Date. Sellers’ Representative may retain copies of the Records pursuant to any applicable bona fide record retention policies.

Section 14.15Severability. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction, and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Agreement that is manifestly unjust.

Section 14.16Specific Performance. The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms, irreparable damage would occur, no adequate remedy at Law would exist, and damages would be difficult to determine, and the Parties shall be entitled to seek specific performance of the terms hereof and immediate injunctive relief, in addition to any other remedy available at Law or in equity; provided, however, the Parties acknowledge and agree that the Parties shall not have any rights to specific performance until after the Closing, if any, solely with respect to the Party’s covenants which are to be performed after the Closing. Each of the Parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate, and (ii) any requirement under any Law to post security as a prerequisite to obtaining equitable relief. Notwithstanding anything herein to the contrary, Sellers acknowledge and agree that they have no right, and hereby expressly waive any right, of specific performance or other equitable relief against Purchaser for any failure to consummate the transactions contemplated hereunder, Sellers’ sole and exclusive remedy being set forth in Section 11.2(d).

Section 14.17Reliance on Own Judgment; Disclaimer of Reliance. THE PARTIES AGREE THAT THE TERMS OF THIS AGREEMENT ARE NEGOTIATED TERMS AND NOT BOILERPLATE. PRIOR TO SIGNING THIS AGREEMENT, ALL TERMS WERE OPEN FOR NEGOTIATION. THE PARTIES ACKNOWLEDGE THAT THEY WERE EACH REPRESENTED BY COUNSEL AND RELIED UPON SUCH COUNSEL TO ADVISE THEM IN CONNECTION WITH THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY ARE EACH SOPHISTICATED AND KNOWLEDGEABLE IN BUSINESS MATTERS AND HAVE DEALT WITH EACH OTHER AT ARM’S LENGTH IN NEGOTIATING THIS AGREEMENT. BY SIGNING BELOW, EACH PARTY REPRESENTS THAT IT HAS CAREFULLY REVIEWED THIS AGREEMENT, UNDERSTANDS ITS TERMS, HAS SOUGHT AND OBTAINED INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT, HAS RELIED WHOLLY UPON ITS OWN JUDGMENT, KNOWLEDGE, AND INVESTIGATION, AND THE ADVICE OF ITS

RESPECTIVE COUNSEL, AND THAT IT HAS NOT RELIED UPON OR BEEN INFLUENCED TO ANY EXTENT IN MAKING OR ENTERING INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS MADE BY ANY OTHER PARTY, OR BY ANYONE ACTING ON BEHALF OF ANY OTHER PARTY, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT OR CONFIRMED IN THE CERTIFICATE OF SELLERS TO BE DELIVERED AT THE CLOSING PURSUANT TO Section 12.2(b), OR IN ANY OTHER TRANSACTION DOCUMENT OR THE DISCLOSURE SCHEDULES. THE PARTIES EXPRESSLY DISCLAIM RELIANCE ON ANY REPRESENTATION OR STATEMENT NOT MADE IN THIS AGREEMENT IN DECIDING TO ENTER INTO THIS AGREEMENT OR CONFIRMED IN THE CERTIFICATE OF SELLERS TO BE DELIVERED AT THE CLOSING PURSUANT TO Section 12.2(b), OR IN ANY OTHER TRANSACTION DOCUMENT OR THE DISCLOSURE SCHEDULES. IT IS UNDERSTOOD AND AGREED THAT, IN ENTERING INTO THIS AGREEMENT, EXCEPT IN THE EVENT OF FRAUD, EACH OF THE PARTIES EXPRESSLY ASSUMES THE RISK THAT A FACT NOW BELIEVED TO BE TRUE MAY HEREAFTER BE FOUND TO BE OTHER THAN TRUE, OR FOUND TO BE DIFFERENT IN MATERIAL OR IMMATERIAL RESPECTS FROM THAT WHICH IS NOW BELIEVED, AND THE PARTIES FURTHER UNDERSTAND AND AGREE THAT THIS AGREEMENT SHALL BE AND WILL REMAIN EFFECTIVE WITHOUT REGARD FOR ANY DIFFERENCES IN FACT, OR DIFFERENCES IN THE PERCEPTION OF FACTS, THAT MAY HEREAFTER BE FOUND. THE PARTIES WAIVE AND DISCLAIM ANY RIGHT OR ABILITY TO SEEK TO REVOKE, RESCIND, VACATE, OR OTHERWISE AVOID THE OPERATION AND EFFECT OF THIS AGREEMENT ON THE BASIS OF AN ALLEGED FRAUDULENT INDUCEMENT, MISREPRESENTATION, OR MATERIAL OMISSION, OR ON THE BASIS OF A MUTUAL OR UNILATERAL MISTAKE OF FACT OR LAW, OR NEWLY DISCOVERED INFORMATION; PROVIDED THAT THE FOREGOING SHALL NOT LIMIT ANY CAUSE OF ACTION FOR DAMAGES BASED ON FRAUD.

Section 14.18Limitation on Recourse. THE PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT IN THE EVENT OF FRAUD, NO PAST, PRESENT, OR FUTURE DIRECTOR, MANAGER, OFFICER, EMPLOYEE, INCORPORATOR, MEMBER, PARTNER, STOCKHOLDER, AGENT, ATTORNEY, REPRESENTATIVE, OR AFFILIATE AND THEIR RESPECTIVE PAST, PRESENT, OR FUTURE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, INCORPORATORS, MEMBERS, PARTNERS, STOCKHOLDERS, AGENTS, ATTORNEYS, REPRESENTATIVES, AFFILIATES (OTHER THAN ANY OF THE PARTIES), (EACH, A “NON-RECOURSE PERSON” FOR PURPOSES OF THIS PROVISION), IN SUCH CAPACITY, SHALL HAVE ANY LIABILITY OR RESPONSIBILITY (IN CONTRACT, TORT, OR OTHERWISE) FOR ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS, LIABILITIES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHICH ARE ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THE NEGOTIATION, PERFORMANCE, AND CONSUMMATION OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREUNDER. EXCEPT IN THE EVENT OF FRAUD, THIS AGREEMENT MAY ONLY BE ENFORCED AGAINST, AND ANY DISPUTE, CONTROVERSY, MATTER, OR CLAIM ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THIS AGREEMENT, OR THE NEGOTIATION, PERFORMANCE, OR CONSUMMATION OF THIS AGREEMENT, MAY ONLY BE BROUGHT AGAINST THE ENTITIES THAT ARE EXPRESSLY NAMED AS PARTIES, AND THEN ONLY WITH RESPECT TO THE SPECIFIC OBLIGATIONS SET FORTH HEREIN WITH RESPECT TO SUCH PARTY. EACH NON-RECOURSE PERSON IS EXPRESSLY INTENDED AS A THIRD PARTY BENEFICIARY OF THIS Section 14.18 AND, NOTWITHSTANDING ANYTHING TO THE CONTRARY, SHALL HAVE THE RIGHT TO ENFORCE THIS PROVISION.

Section 14.19Schedules. Neither the Disclosure Schedules, any disclosure made in or by virtue of the Disclosure Schedules, nor the inclusion of any matter or information on a Schedule, (a) constitutes or implies any representation, warranty, or covenant by Sellers not expressly set out in this Agreement, (b) has the effect of, or may be construed as, adding to, broadening, deleting from, or revising the scope of any of the representations, warranties, or covenants of Sellers in this Agreement, (c) is not an admission of liability under any applicable Law and does not mean that such information is required to be disclosed by this Agreement, that such information is material, or that such information does, or may, have a Material Adverse Effect, and (d) shall not be deemed an indication that such matter necessarily would, or may, breach a representation, warranty, or covenant absent its inclusion on such Schedule; rather, the Schedules, any disclosure made in or by virtue of the Schedules, and the inclusion of any matter or information on a Schedule are intended only to qualify the representations, warranties, and covenants in this Agreement and to set forth other information as may be required by this Agreement. Matters reflected in the Schedules are not limited to matters required by this Agreement to be reflected in the Schedules and may be set forth on a Schedule for information purposes only. Neither the specification of any Dollar amount, item, or matter in any representation, warranty, or covenant contained in this Agreement, nor the inclusion of any specific item or matter in any Schedule, is intended to imply that such amount, or a higher or lower amount, or the item or matter so included, or any other item or matter, is or is not material or in the Ordinary Course of Business, and no Person shall use the setting forth of any such amount or the inclusion of any such item or matter in any dispute or controversy between the Parties as to whether any obligation, item, or matter described or not described therein or included or not included in the Schedules is or is not material or in the Ordinary Course of Business for purposes of this Agreement. The information set forth on the Schedules shall not be used as a basis for interpreting the terms “material,” “materially,” “materiality,” “Material Adverse Effect,” or any similar qualification in this Agreement. The disclosure of any matter in any Schedule shall be deemed to be a disclosure under any other Schedule to the extent that the relevance of such matter to such other Schedule is readily apparent on its face. Headings have been inserted in the Schedules for reference only and do not amend the descriptions of the disclosed items set forth in this Agreement.

Section 14.20Sellers’ Representative.

(a)Each Seller (other than Yorktown IX, Yorktown X, Yorktown XI, Murchison Capital Partners, L.P., Tecovas Partners V, L.P. and HarbourVest Real Assets – Energy Fund II, L.P.) hereby makes, constitutes and appoints Sellers’ Representative as its agent and attorney-in-fact with full power of substitution for such Party, for and on behalf of such Party, as the Party authorized (i) to negotiate and agree to the final execution versions of the Registration Rights Agreement and Assignment Agreements (based on substantially final forms attached as Exhibits to this Agreement) as well as any other final execution version of any other Transaction Document required to be executed and delivered by a Seller and (ii) to sign, execute and deliver all final execution versions on behalf of such Sellers required to be delivered at Closing.  Notwithstanding the foregoing, in no event shall any such attorney-in-fact so act as attorney-in-fact with respect to any such Seller pursuant to this Section 14.20(a) without first giving such Seller forty-eight (48) hours to execute the applicable Registration Rights Agreement, Assignment Agreements or other Transaction Document and deliver such document to Sellers’ Representative.

(b)Sellers’ Representative is hereby appointed by each Seller (and any of their respective successors and assigns) as agent and attorney-in-fact with full power of substitution for such Party, for and on behalf of such Party, as the Party authorized to: (i) negotiate, defend, dispute, contest, assert, compromise and settle all claims and matters arising under this Agreement and any other Transaction Document; (ii) agree to, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to such claims and matters, and to take all actions necessary or appropriate in the reasonable judgment of Sellers’ Representative for the accomplishment of the foregoing; (iii) initiate or refrain from initiating or dispute or refrain from disputing any claim under this Agreement or any other Transaction Document; (iv) take any other action expressly delegated to Sellers’ Representative under the other terms of this Agreement or any other Transaction Document; (v) consent to and execute any amendment, waiver or consent of or under this Agreement or any other Transaction Document; and (vi) give and receive notices and communications to or from Sellers relating to this Agreement or any other the Transaction Document and the transactions contemplated by this Agreement or the Transaction Documents, in each case, without having to seek or obtain any additional consent of any Seller.  In addition to the authority and powers granted in the foregoing sentence, and without limiting the foregoing, Sellers’ Representative is also appointed by each Seller (and any of their respective successors and assigns) as agent and attorney-in-fact with full power of substitution for such Party, for and on behalf of such Party, as the Party authorized to take any action, negotiate, or enter into any agreement or document, or receive or make any communication or decision expressly delegated to “Representative” under the terms of the Registration Rights Agreement and to act on behalf of each Seller individually and on behalf of the Sellers collectively, as the “Representative” under the terms of, or in connection with, the Registration Rights Agreement, which full power and authority will include but not be limited to the following under the Registration Rights Agreement: (i) to receive and provide all notices and communications for any Seller as required of the Representative under the Registration Rights Agreement, (ii) to make any and all determinations and decisions, and to take any actions or to refrain from taking any actions, as required of the Representative on behalf of any Seller under the Registration Rights Agreement, (iii) to select, engage and manage legal counsel that is designated as the Sellers’ counsel under the Registration Rights Agreement, and (iv) to review, negotiate, approve and execute (as applicable) registration statements, prospectuses, amendments, supplements, agreements or other documents, certifications or instruments or to act in any other manner as required of the Representative under the Registration Rights Agreement (including but not limited with respect to the registration, offer or sale of any Registrable Securities, as defined under the Registration Rights Agreement).

(c)Sellers’ Representative shall not be liable to Sellers for any act done or omitted hereunder as Sellers’ Representative, and Sellers waive in advance any conflict of interest that may arise from any interest that Sellers’ Representative may have with respect to any action taken by, and consents and approvals given by, the Sellers’ Representative under this Agreement or any other Transaction Document.  Any Person dealing with Sellers’ Representative is entitled to rely on all actions taken by, and consents and approvals given by, Sellers’ Representative without the need for further investigation and each such action shall be binding on each Seller as fully as if such Person had taken such action. A Person shall be entitled to rely on Sellers’ Representative’s actions, consents and approvals notwithstanding any knowledge of the relying Person. No Person shall have any liability for relying on Sellers’ Representative in the foregoing manner. Each Seller agrees that Purchaser shall be entitled to rely without inquiry on any action taken by Sellers’ Representative on behalf of Sellers in accordance with this Section 14.20 (each, an “Authorized Action”), and that each Authorized Action shall be binding on each Seller as fully as if such Seller had taken such Authorized Action.

(d)The grant of authority by Sellers to Sellers’ Representative provided for herein (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy or liquidation of any Seller, (ii) shall survive the consummation of the transactions contemplated hereby and (iii) shall continue without interruption until such time that every provision or obligation of Sellers or Sellers’ Representative under this Agreement or any other Transaction Document has expired and has no further force or effect.

(e)All actions taken by Sellers’ Representative under this Agreement or under any other Transaction Document shall be binding upon all Sellers and their successors as if expressly confirmed and ratified in writing by such Persons. Sellers agree that any action taken by Sellers’ Representative on their behalf pursuant to the terms of this Agreement or any other Transaction Document shall be fully binding on Sellers, and no Seller shall have the right to object, dissent, protest or otherwise contest the same.

(f)Sellers’ Representative may resign at any time and for any reason. In the event of such resignation, a new Sellers’ Representative shall be designated by a majority-in-interest of Sellers. Sellers’ Representative shall promptly notify Purchaser of its resignation and designation of its successor. Any such successor shall succeed to the rights and obligations of Sellers’ Representative as representative of Sellers hereunder, effective upon the later of the date such replacement designation occurs or the date that notice thereof is received by Purchaser.

(g)Each Seller shall, ratably, indemnify, defend and hold harmless Seller’s Representative and Sellers’ Representative’s Affiliates and their respective partners, directors, officers, managers, members, agents, attorneys, employees and shareholders of each of the foregoing against any claim that such indemnitees may suffer or incur in connection with its capacity as Sellers’ Representative, or any action taken or omitted by such indemnitees hereunder or under the Transaction Documents (except such resulting from such indemnitees’ willful misconduct).

(h)Each Seller shall, ratably pay or reimburse Sellers’ Representative, upon presentation of an invoice, for all costs and expenses of Sellers’ Representative (including, without limitation, fees and expenses of counsel to Sellers’ Representative) in connection with (i) the enforcement of this Agreement and any of the Transaction Documents and/or the protection or preservation of the rights of each Seller and/or Sellers’ Representative against Purchaser, or any of their respective assets, and (ii) any amendment, modification or waiver of any of the terms of this Agreement or any of the other Transaction Documents (whether or not any such amendment, modification or waiver is signed or becomes effective).

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the Execution Date.

SELLERS:

Yorktown Energy Partners IX, L.P.

By:	Yorktown IX Company LP,
its general partner
By:	Yorktown IX Associates LLC,
its general partner

By:	/s/ Bryan H. Lawrence
Name:	Bryan H. Lawrence
Title:	Member

Yorktown Energy Partners X, L.P.

By:	Yorktown X Company LP,
its general partner
By:	Yorktown X Associates LLC,
its general partner

By:	/s/ Bryan H. Lawrence
Name:	Bryan H. Lawrence
Title:	Member

Yorktown Energy Partners XI, L.P.

By:	Yorktown XI Company LP,
its general partner
By:	Yorktown XI Associates LLC,
its general partner

By:	/s/ Bryan H. Lawrence
Name:	Bryan H. Lawrence
Title:	Member

Signature Page to Membership Interest Purchase Agreement

/s/ Wanda M. Cook
HE Assets, Inc.

	By:	/s/ Wanda M. Cook
	Name:	Wanda M. Cook
	Title:	President

Signature Page to Membership Interest Purchase Agreement

/s/
Hillman Family Foundations

	By:	/s/ David K. Roger
	Name:	David K. Roger
	Title:	President

Signature Page to Membership Interest Purchase Agreement

Main Trust U/A Dora B. Hillman Dated 8/25/68 F/B/O Howard B. Hillman and His Issue (A-1 Trust)

By:	/s/ Joshua M. D. Hall
Joshua M. D. Hall, III, Trustee

By:	/s/ Nathan R. Allen
Nathan R. Allen, III, Trustee

By:	/s/ Noah F. Rhodes
Noah F. Rhodes, III, Trustee

Signature Page to Membership Interest Purchase Agreement

Main Trust U/A Dora B. Hillman Dated 8/25/68 F/B/O Tatnall L. Hillman and His Issue (B-1 Trust)

By:	/s/ Mickey MacMillan
Mickey MacMillan, Trustee

By:	/s/ David Crocker
David Crocker, Trustee

Signature Page to Membership Interest Purchase Agreement

MURCHISON CAPITAL PARTNERS, L.P.

By:	Murchison Management Corp., its general partner

By:	/s/ Robert F. Murchison
Name:	Robert F. Murchison
Title:	President

Signature Page to Membership Interest Purchase Agreement

TECOVAS PARTNERS V, L.P.

By:	Marsh Operating Company, its general partner

By:	/s/ Charles Marsh
Name:	Charles Marsh
Title:	President

Signature Page to Membership Interest Purchase Agreement

HarbourVest Real Assets – Energy Fund II L.P.

By:	HarbourVest Real Assets Associates II L.P., its general partner
By:	HarbourVest Real Assets Associates II LLC, its general partner
By:	HarbourVest Partners, LLC, its general partner

By:	/s/ Michael H. Dean
Name:	Michael H. Dean
Title:	Managing Director

Signature Page to Membership Interest Purchase Agreement

/s/ Jack E. Vaughn
Jack E. Vaughn

Spouse of Jack E. Vaughn, if applicable

Signature Page to Membership Interest Purchase Agreement

VAUGHN CAPITAL, LLC

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Manager

Signature Page to Membership Interest Purchase Agreement

BEVERLY L. SERVI TRUST 2012 TRUST

By:	/s/ Beverly Servi
Name:	Beverly Servi
Title:	Trustee

Signature Page to Membership Interest Purchase Agreement

/s/ Justin Vaughn
Justin Vaughn

Spouse of Justin Vaughn, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Glen Christiansen
Glen Christiansen

Spouse of Glen Christiansen, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Matt Gray
Matt Gray

Spouse of Matt Gray, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Harald Jordan
Harald Jordan

Spouse of Harald Jordan, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Doug McCrady
Doug McCrady

Spouse of Doug McCrady, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ William Sawyer
William Sawyer

Spouse of William Sawyer, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Jim Bonaventura
Jim Bonaventura

Spouse of Jim Bonaventura, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Jeff Lowe
Jeff Lowe

Spouse of Jeff Lowe, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Vic Rudolph
Vic Rudolph

Spouse of Vic Rudolph, if applicable

Signature Page to Membership Interest Purchase Agreement

/s/ Mike Gray
Mike Gray

Spouse of Mike Gray, if applicable

Signature Page to Membership Interest Purchase Agreement

COMPANY:

PEAK EXPLORATION & PRODUCTION, L.L.C.

By:	/s/ Jack E. Vaughn
Name: Jack E. Vaughn
Title: Chairman & CEO

Signature Page to Membership Interest Purchase Agreement

PURCHASER:

EPSILON ENERGY USA, INC.

By:	/s/ Jason Stabell
Name: Jason Stabell
Title: Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

PURCHASER PARENT:

EPSILON ENERGY LTD.

By:	/s/ Jason Stabell
Name: Jason Stabell
Title: Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

SELLERS’ REPRESENTATIVE:

YORKTOWN ENERGY PARTNERS XI, L.P.

By:
Name:
Title:

Signature Page to Membership Interest Purchase Agreement

APPENDIX A

DEFINITIONS

“Actual Knowledge” means the actual knowledge of an entity or individual as of the Execution Date (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate), after reasonable inquiry of his or her direct reports.

“Adjusted Purchase Price” has the meaning set forth in Section 3.3.

“Administrative Services Agreement” means that certain Administrative Services Agreement, dated effective as of February 7, 2017, by and between the Company, Peak BLM and Peak Powder River Acquisitions.

“AFEs” means authorization for expenditures issued pursuant to a Contract.

“Affiliate” means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control with such Person. Notwithstanding anything to the contrary herein, (a) prior to Closing, the Company Group shall be deemed to be an Affiliate of Sellers, and not Purchaser, and (b) from and after the Closing, the Company Group shall be deemed to be an Affiliate of Purchaser, and not Sellers. Notwithstanding anything in the foregoing to the contrary, except with respect to the definition of “Third Party,” none of Yorktown IX, Yorktown X nor Yorktown XI nor any portfolio company of any fund managed by Yorktown IX, Yorktown X nor Yorktown XI any of their respective investors, general partners and any of their respective Affiliates (other than the respective Seller and its Subsidiaries) shall constitute an Affiliate of Sellers.

“Affiliate Operator” means any Affiliate of Sellers that is an operator of the Assets (or any portion thereof).

“Aggregate Defect Deductible” has the meaning set forth in Section 4.5(a).

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Allocated Value” has the meaning set forth in Section 3.4.

“Annual Financial Statements” has the meaning set forth in Section 6.39(a).

“Applicable Contracts” has the meaning set forth in the definition of “Assets”.

“Assets” means all of the assets and properties, wherever situated and of whatever kind and nature, whether real, personal (tangible or intangible) or mixed, owned (including any fee interest) or leased (including any lesser or leasehold interests) by the Company Group, including all of the Company Group’s right, title, and interest in and to the following:

(a)the oil, gas, and mineral leases, subleases, and other leaseholds, royalties, overriding royalties, net profits interests, carried interests, farmout rights, and mineral fee interests described on Exhibit A-1, whether producing or non-producing, together with all leasehold estates created thereby, in each case, subject to the terms, conditions, covenants, and obligations set forth in such leases (collectively, the “Leases”), together with all pooled, communitized, or unitized acreage or rights that includes or constitutes all or part of any Leases (the “Units”), and all tenements, hereditaments, and appurtenances belonging to the Leases and Units;

(b)all oil, gas, water, disposal, injection, monitoring, and other wells located on the Leases or Units, whether producing, shut-in, completed, or temporarily or permanently plugged and abandoned, including the wells described on Exhibit A-2 (collectively, the “Wells” and together with the Units and the Leases, the “Properties”); and all tangible personal property, supplies, inventory, equipment, fixtures, and improvements, including pipelines, tanks, production facilities, gathering systems and appurtenant facilities and equipment, in each case, to the extent they are primarily owned or held for use in connection with the operation, production, treating, gathering, storing, transportation, or marketing of Hydrocarbons from the Wells (the “Equipment”);

(c)all Contracts (including any amendments thereto) to which any member of the Company Group is a party or is bound by or that are binding on the Assets, including operating agreements, unitization, pooling and communitization agreements, declarations and orders, area of mutual interest agreements, joint venture agreements, farmin and farmout agreements, bottom-hole agreements, participation agreements, exchange agreements, balancing agreements, Hydrocarbon gathering and transportation agreements, marketing agreements, agreements for the sale and purchase of Hydrocarbons, processing agreements, confidentiality agreements, Hydrocarbon storage agreements, acreage contribution agreements, saltwater disposal agreements, facilities or equipment

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leases and other similar Contracts and agreements; provided, however, the foregoing shall not include the Leases, the Surface Interests, the Permits, and other instruments creating or evidencing an interest in the ownership of real property (subject to such exclusions, the “Applicable Contracts”);

(d)all easements, licenses, servitudes, rights-of-way, surface leases, and other surface rights appurtenant to, and used or held for use primarily in connection with, the Properties, including those surface interests set forth on Exhibit A-3, and all improvements, fixtures, structures, facilities and appurtenances (including any field offices or yards) located thereon or relating thereto (the “Surface Interests”);

(e)all interests in real property owned in fee, including those interests set forth on Exhibit A-4;

(f)all office leases, office spaces, yards and field offices, including those interest set forth on Exhibit A-5;

(g)all Permits used or held for use primarily in connection with the other Assets, including those Permits set forth on Exhibit A-6; and

(h)the Operations Assets.

“Assignment Agreements” means those certain Assignment Agreements, to be dated as of the Closing Date, by and between Purchaser and each Seller, substantially in the form attached hereto as Exhibit B.

“Authorized Action” has the meaning set forth in Section 14.20.

“Benefit Plan” has the meaning set forth in Section 6.29(a).

“Burdens” means royalties (including lessor’s royalty), overriding royalties, net profits interests, non-participating royalty interests or other burdens on or measured by production of Hydrocarbons.

“Business” means the business and operations of the Company Group as conducted over the twelve (12) months prior to the Execution Date and including those being performed as of the Execution Date.

“Business Day” means a day other than a Saturday, Sunday or a day on which commercial banks in Houston, Texas are authorized or required by applicable Law to be closed for business.

“Casualty Loss” has the meaning set forth in Section 4.7.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., as amended.

“Claim Date” has the meaning set forth in Section 4.2(a).

“Claim Notice” has the meaning set forth in Section 12.2(b).

“Closing” has the meaning set forth in Section 10.1.

“Closing Date” has the meaning set forth in Section 10.1.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Commercially Reasonable Efforts” means reasonable efforts of a Party under existing circumstances; provided, however, that such efforts shall not include the incurring of any liability or obligation or the payment of any money unless the other applicable Party has agreed in writing to pay such costs.

“Company” has the meaning set forth in the Recitals of this Agreement.

“Company Group” means Company and its Subsidiaries.

A-2

“Company Hedges” has the meaning set forth in Section 6.36(a).

“Company Intellectual Property” has the meaning set forth in Section 6.31(a).

“Company Interests” has the meaning set forth in the Recitals of this Agreement.

“Company Organizational Documents” has the meaning set forth in Section 5.6(a).

“Company Transaction Expenses” means (a) all (i) investment banking fees, costs and expenses, (ii) consulting fees, costs and expenses and (iii) legal fees, costs and expenses, in each case, incurred by the Company Group, Peak BLM or Peak Powder River Acquisitions prior to and outstanding as of the Closing in connection with the preparation for, negotiating or consummation of the transactions contemplated by this Agreement, including this Agreement and the other Transaction Documents, and (b) all transaction bonuses, sale bonuses, change of control bonuses or similar bonus payments, severance payments (excluding severance payments or severance benefits arising from the execution or delivery of this Agreement or the other Transaction Documents, or the consummation of the transactions contemplated hereby or thereby), or other retention or compensatory payments payable to any current or former employees, directors or managers of the Company Group, including the employer-portion of any payroll Taxes arising in connection with any of the foregoing amounts or items. For the avoidance of doubt, no Indebtedness shall be included in “Company Transaction Expenses”.

“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement, dated as of January 18, 2025, by and between Purchaser Parent, the Company, Peak BLM, Peak Resources GP, LLC and the other parties thereto.

“Confidential Information” has the meaning set forth in Section 8.11.

“Consideration Period” has the meaning set forth in Section 8.3.

“Consultant” has the meaning set forth in Section 4.6(b).

“Consultant Decision” has the meaning set forth in Section 4.6(d).

“Contingent Workers” has the meaning set forth in Section 6.28(a).

“Contract” means any written or oral contract, agreement, understanding, option, right to acquire, preferential purchase right, preemptive right, warrant, indenture, debenture, note, bond, loan, loan agreement, collective bargaining agreement, lease, mortgage, franchise, license, purchase order, bid, commitment, letter of credit, guaranty, surety or any other legally binding arrangement, commitment or instrument, but excluding, however, any Lease, Surface Interests or assignment or similar instrument in the chain of title of an Asset.

“Control” means the ability to direct, directly or indirectly, the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise. The terms “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

“COVID-19” means SARS-CoV-2 or COVID-19, and any variants or evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.

“Cure Period” has the meaning set forth in Section 4.2(b)(i).

“Customary Post-Closing Consents” means the consents from Governmental Bodies with respect to the transactions contemplated hereunder that are customarily obtained after the consummation of similar transactions.

“Data Security Requirements” has the meaning set forth in Section 6.31(e).

“D&O Indemnified Parties” has the meaning set forth in Section 8.7(a).

“Damages” means the amount of any liability, loss, payment, charge, cost, expense, penalty, fine, fee, claim, award, settlement, assessment or judgment incurred or suffered by any Person, whether attributable to personal injury or death, property damage, contract claims (including contractual indemnity claims), torts, statutory or common law claims or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants, or other agents and experts reasonably incident to matters

A-3

indemnified against, and the reasonable costs of investigation and monitoring of such matters, and the reasonable costs of enforcement, including any of the foregoing that arise in connection with the defense or prosecution of any claim.

“Data Room” means the information provided to Purchaser at https://epsilonenergy.files.com/f/e4d504ba377aa6fe-EOeeUiGNJl_9bU5Xo/Peak%20VDR.

“Deal-Generated Deductions” means the amount that is incurred by the Company Group in connection with the consummation of the transactions contemplated by this Agreement and that is deductible for income Tax purposes at a “more likely than not” or higher level of comfort, in respect of (a) the payment of stay bonuses, sales bonuses, transaction bonuses, change in control payments, severance payments, retention payments or similar payments included in the computation of Company Transaction Expenses or Leakage; (b) the fees, expenses and interest (including amounts treated as interest for U.S. federal income Tax purposes and any breakage fees or accelerated deferred financing fees), in each case, incurred by the Company Group with respect to the payment of Indebtedness by (or for the benefit of) the Company Group on or prior to the Closing Date; and (c) the employer portion of the amount of any employment Taxes with respect to the amounts set forth in clause (a) of this definition paid by the Company Group on or prior to the Closing Date or that are included in Company Transaction Expenses or Leakage. The amount of the Deal-Generated Deductions will be computed assuming that an election is made under Revenue Procedure 2011-29 to deduct 70% of any Deal-Generated Deductions that are success-based fees (as described in Revenue Procedure 2011-29).

“Defensible Title” means such record title or beneficial title arising under operating agreements, unitization agreements, pooling agreements, farmout agreements or joint development agreements, which, subject to the Permitted Encumbrances, as of the Claim Date and Closing Date:

(a)with respect only to the Target Formation of each Lease or Well, entitles the Company Group to receive Hydrocarbons within, produced, saved, and marketed from the Target Formation of such Lease or Well throughout the duration of the productive life of such Lease or Well, as applicable, of not less than the Net Revenue Interest shown on Exhibit A-1 or Exhibit A-2 (as applicable) for such Lease or Well, except for (i) decreases in connection with those operations in which the Company Group may be a nonconsenting co-owner after the Execution Date (if and to the extent permitted by this Agreement), (ii) decreases resulting from the reversion of interests to co-owners with operations in which such co-owners elected not to consent after the Execution Date, (iii) decreases resulting from the establishment or amendment of pools or units from and after the Execution Date (if and to the extent permitted by this Agreement), (iv) decreases required to allow other Working Interest owners to make up past underproduction or pipelines to make up past under-deliveries after the Execution Date, and (v) as otherwise shown on Exhibit A-1 or Exhibit A-2 (as applicable);

(b)with respect only to the Target Formation of each Well, obligates the Company Group to bear a percentage of the costs and expenses for the ownership, operation, maintenance, development and plugging, decommissioning and abandonment of, and operations relating to, such Well not greater than the Working Interest shown in Exhibit A-2 for such Well without increase throughout the productive life of such Well, except for (i) increases that are accompanied by at least a proportionate increase in the Company Group’s Net Revenue Interest with respect to the Target Formation of the affected Well, (ii) increases resulting from contribution requirements with respect to defaults by co-owners after the Execution Date under the applicable operating agreement, and (iii) as otherwise shown on Exhibit A-2;

(c)with respect only to the Target Formation of each Lease, entitles the Company Group to not less than the Net Mineral Acres for such Lease as set forth on Exhibit A-1 throughout the life of such Lease, except for (i) decreases resulting from the establishment or amendment of pools or units from and after the Execution Date (if and to the extent permitted by this Agreement), (ii) decreases resulting from the drilling of a Well on such Lease (if and to the extent permitted by this Agreement); and

(d)with respect to each Lease and Well, is free and clear of Encumbrances.

“Disclosure Schedules” means those certain Disclosure Schedules delivered pursuant to this Agreement.

“Disputed Amounts” has the meaning set forth in Section 10.4(c).

“Disputed Matters” has the meaning set forth in Section 4.6(a).

“Disputing Party” has the meaning set forth in Section 4.6(a).

“Dollars” means U.S. Dollars.

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“Durango Building” means that certain real property located at 1910 Main Avenue, Durango, CO 81301.

“Effective Time” has the meaning set forth in Section 2.2.

“Employee” means those Person(s) employed by the Company Group.

“Encumbrance” means any charge, claim, license, limitation, condition, equitable interest, mortgage, deed of trust, lien, pledge, security interest, right of first refusal and/or right of first offer, hypothecation, production payment, option, collateral assignment, defect, equitable interest, privilege, pre-emptive right, adverse claim or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Claim” shall mean any Proceeding, Order, claim, demand, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging losses of whatever kind or nature (including losses or responsibility for the costs of enforcement proceedings, investigations, natural resources damages, cleanup, governmental response, removal or remediation, abatement, capital expenditures, property damages, personal injuries, medical monitoring, penalties, court costs, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (a) the presence, Release or threat of Release, or actual or alleged exposure to, any Hazardous Substances, (b) circumstances forming the basis of any actual or alleged non-compliance with or losses pursuant to any Environmental Law or Environmental Permit, or (c) any other matters for which losses or other liabilities are imposed under Environmental Laws or any Environmental Permit.

“Environmental Defect” means, as to the Assets, (a) a condition on or affecting an Asset that causes the violation of or failure to meet requirements or standards under applicable Environmental Laws where such requirements or standards are in effect on or before the Closing Date or (b) a condition on or affecting an Asset with respect to which Remediation or corrective action is currently required under applicable Environmental Laws in effect on or before the Closing Date; provided, however, that the following shall not be considered Environmental Defects for any purpose of this Agreement: (i) any matter listed on Schedule 6.17, (ii) any matter caused by, and to the extent affecting an Asset that is operated by, Purchaser or any of its Affiliates as of the Execution Date, (iii) the failure to meet good or desirable operating practices or standards that may be employed or adopted by other oil or gas well operators or recommended (but not required) by a Governmental Body, and (iv) liabilities to the extent caused by or relating to NORM, asbestos, or asbestos-containing materials, in each case to the extent located on Equipment and not presently in violation of or requiring Remediation under Environmental Laws. For the avoidance of doubt, (A) the fact that a pipe is temporarily not in use shall not form the basis of an Environmental Defect, (B) the fact that a Well should be temporarily plugged or abandoned or permanently plugged and abandoned if the time frame for performing such activities under Environmental Laws has not expired, or facts or conditions based on the quantity of Hydrocarbon production from a Lease or Well, shall, in each case, not form the basis of an Environmental Defect, and (C) except with respect to equipment (1) that causes or has caused contamination of soil, surface water or groundwater or other unauthorized Release of Hazardous Substances, or (2) the use or condition of which violates or requires Remediation under Environmental Law, the physical condition of any surface or subsurface production equipment, including water or oil tanks, separators or other ancillary equipment, shall not form the basis of an Environmental Defect.

“Environmental Defect Notice” has the meaning set forth in Section 4.4(a).

“Environmental Defect Property” has the meaning set forth in Section 4.4(a).

“Environmental Laws” means, as the same have been amended prior to or on the Closing Date, any and all applicable Laws pertaining to (a) pollution, contamination or the protection, restoration or remediation of, or prevention of harm or any adverse or deleterious effect to, the environment or the protection of the natural environment, including natural resources, (b) the protection of human health and safety as it pertains to exposure to Hazardous Substances, (c) the manufacture, processing, registration, distribution, formulation, packaging or labeling of Hazardous Substances or products containing Hazardous Substances, (d) the transport or handling, use, presence, generation, treatment, incineration, landfilling, storage, disposal, Release of or exposure to any Hazardous Substances, or (e) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials, including CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar and other Laws as of the Closing Date of any Governmental Body having jurisdiction over the property in question.

“Environmental Liabilities” means direct, indirect, pending or threatened indebtedness, liability, claim, loss, damage, fine, penalty, cost, expense, deficiency or  responsibility, whether known or unknown, arising under or relating to any Environmental Claim, Environmental Law, Environmental Permit, or Release, whether based on negligence, strict liability or otherwise (including costs and

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liabilities for investigation, government response, removal, remediation, restoration, abatement, monitoring, personal injury, medical monitoring, monitoring, penalties, contribution, indemnification, injunctive relief, property damage, natural resource damages, court costs, costs of enforcement proceedings or government responses, and attorneys’ fees in connection with each of the foregoing), including (a) pursuant to any order, notice of responsibility (including requirements embodied in Environmental Laws), injunction, judgment, or similar act (including settlements) by any Governmental Body or court of competent jurisdiction to the extent arising out of any actual or alleged violation of, or liability or remediation obligation or other loss arising under, any Environmental Laws that are attributable to the current or former ownership or operation of the Assets, including any actual or alleged generation, use, handling, transportation, storage, treatment, disposal, Release, or threatened Release of, or exposure to, any Hazardous Substances at any facility or location, (b) pursuant to any claim or cause of action by a Governmental Body or other Person for personal injury, property damage, damage to natural resources, remediation, response costs or other liability to the extent arising out of any Environmental Laws, including or exposure to, any Hazardous Substances at any facility or location, that are attributable to the current or former ownership or operation of the Assets, and (c) any liabilities arising under Environmental Law assumed or retained by contract, operation of Law, or otherwise.

“Environmental Permit” shall mean any Permit required under or issued, granted, given, authorized by, or made pursuant to Environmental Law.

“Equipment” has the meaning set forth in the definition of “Assets”.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any entity, trade or business that is, or at any applicable time was, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 401(c)(1) of ERISA that includes the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Defect” has the meaning set forth in the definition of “Title Defect”.

“Execution Date” has the meaning set forth in the Preamble to this Agreement.

“Existing Secured Credit Facility” means that certain Existing Secured Credit Facility with Fortress Credit Corporation and Cargill Incorporated in the aggregate amount of $52,000,000 as of December 31, 2024.

“Fee Cap” means $500,000.

“Financial Statements” has the meaning set forth in Section 6.39(a).

“Fraud” means an actual, intentional and willful misrepresentation by a Party with respect to the making of any representation or warranty set forth in Article 5, Article 6, or Article 7 of this Agreement, as applicable; provided, that (a) the Party making such representation or warranty had actual knowledge that the applicable representation or warranty was false at the time such representation or warranty was made, (b) the representation or warranty was made with the intention that the other applicable Party rely thereon to its detriment, (c) the representation or warranty was relied upon by the other applicable Party to such other applicable Party’s detriment, and (d) “Fraud” does not include constructive fraud or other claims based upon constructive knowledge, negligent misrepresentation, recklessness, or other similar theories.

“Fundamental Representations” means (a) with respect to Sellers, the representations and warranties of Sellers in Section 5.2, Section 5.3, Section 5.4, Section 5.5(a), Section 5.6, Section 5.7, (b) with respect to the Company, the representations and warranties of the Company in Section 6.2, Section 6.3, Section 6.4, Section 6.5(a), Section 6.6(a) and Section 6.7, and (c) with respect to Purchaser, the representations and warranties of Purchaser in Section 7.2, Section 7.3, Section 7.4, Section 7.5(a), Section 7.6 and Section 7.12(a).

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis.

“Governmental Body” means any instrumentality, subdivision, court, administrative agency, commission, official, or other authority of the United States or any other country or any federal, state, province, prefect, municipality, locality, tribal, or other government or political subdivision thereof, or any quasi-governmental or private body exercising any administrative, executive, judicial, regulatory, legislative, police, regulatory, taxing, importing, tribal, or other governmental or quasi-governmental authority.

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“Hazardous Substances” means any (a) constituent, material, substance, chemical, or waste (or combination thereof) that is listed, defined, designated, that is regulated or classified by any Environmental Law as hazardous, toxic, explosive, corrosive, deleterious, flammable, infectious, toxic, a pollutant, a contaminant, solid waste or words of similar meaning or effect under any Environmental Law or for which liabilities or standards of conduct may be imposed under Environmental Laws, (b) substance that is subject to regulation, investigation or control, or the presence of which requires closure, decommissioning, removal or remediation, under any Environmental Law, (c) substance that can give rise to losses or liabilities under any Environmental Law or the presence of which requires investigation, financial assurance, clean up, removal, abatement, remediation or other management, mitigative, corrective or Remedial Action under any Environmental Law, and (d) metals, petroleum or petroleum by-products, asbestos or asbestos-containing materials or products, PFAS Chemicals, polychlorinated biphenyls (PCBs), volatile organic compounds, or materials containing same, radioactive materials, lead or lead-containing materials, radon, and mold in quantities or concentrations that may adversely affect human health or materially affect the value or utility of the building(s) in which it is present.

“Hedges” means any future, hedge, derivative, swap, collar, put, call, cap, option, or other contract that is intended to benefit from, relate to, or reduce or eliminate the risk of fluctuations in interest rates, basis risk, or the price of commodities.

“Hydrocarbons” means oil, gas, condensate, and other gaseous and liquid hydrocarbons or any combination thereof.

“Imbalances” means any (a) imbalance at the wellhead between the amount of Hydrocarbons produced from any of the Wells and allocated to the interests of the Company Group therein and the shares of production from the relevant Well to which the Company Group was entitled, (b) any marketing imbalance between the amount of Hydrocarbons nominated by or allocated to the Company Group and the Hydrocarbons actually delivered on behalf of the Company Group, including any imbalance relating to the purchase and sale, gathering, transportation, storage, processing (including any production handling and processing at a separation facility) or marketing of Hydrocarbons and (c) amounts owed (whether volumes of Hydrocarbons or liquidated dollar amounts) by the Company Group as a result of any minimum volume commitment, “take or pay”, minimum revenue commitment or similar arrangement.

“Income Tax” means any net income, gross receipts, franchise or similar Taxes.

“Indebtedness” of any Person means, as of any time, regardless of whether contingent, without duplication, (a) the principal of and accrued and unpaid interest, prepayment premiums or penalties, and fees and expenses in respect of indebtedness of such Person for borrowed money (including all principal, accrued interest, premiums, penalties, termination fees or breakage fees), whether or not represented by bonds, debentures, notes or other securities (and whether or not convertible into any other security), including the amount drawn on any letter of credit supporting the repayment of indebtedness for borrowed money issued for the account of such Person and obligations under letters of credit and agreements relating to the issuance of letters of credit or acceptance financing, (b) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security (and whether or not convertible into any other security), (c) reimbursement and other obligations with respect to letters of credit and bankers’ acceptances and letters of guaranty or similar instruments, to the extent drawn upon, (d) all obligations (contingent or otherwise) of such Person issued or assumed as the deferred purchase price for any asset, property, business or services with respect to which such Person is liable, contingently or otherwise, as obligor or otherwise for additional purchase price (including any earn-outs or vehicle loans and including obligations that are non-recourse to the credit of such Person but are secured by the assets of such Person), all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable incurred in the ordinary and usual course of business of normal day-to-day operations of the business consistent with past practice), (e) obligations as lessee under capital leases (as defined by GAAP), including all obligations to pay rent or other amounts under any such capital lease, and obligations of such Person in respect of synthetic leases, (f) any deferred revenue obligations arising from customer prepayments or deposits, (g) all obligations of the type referred to in clauses (a) through (f) of any Persons the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, and (h) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by any lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); provided that the definition of “Indebtedness” shall not include any liabilities or obligations of any kind or character of Sellers (including the Company Group) with respect to Hedges.

“Indemnified Person” has the meaning set forth in Section 12.2(a).

“Indemnifying Person” has the meaning set forth in Section 12.2(a).

“Independent Accountant” has the meaning set forth in Section 10.4(c).

“Individual Defect Threshold” has the meaning set forth in Section 4.5(a).

“IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals and similar or related items of automated, computerized or other information technology (IT) networks and systems (including telecommunications networks and

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systems for voice, data and video) owned, leased, licensed or used (including through cloud-based or other third-party service providers) by or for, or otherwise relied on by, the Company Group or by a Seller with respect to the Business.

“Intellectual Property” means all U.S. and foreign: (a) patents and patent applications; (b) trademarks, service marks, logos, designs, trade names, trade dress, domain names and corporate names and registrations and applications for registration thereof (whether or not filed), including all goodwill associated therewith; (c) copyrights, whether registered or unregistered, and registrations and applications for registration thereof (whether or not filed) and other works of authorship, whether or not published; (d) trade secrets and proprietary information, software, firmware and databases; and (e) the right to sue and collect damages for any past, present, and future infringement, misappropriation, or other violation of any of the foregoing.

“Interests” means, with respect to any Person: (a) any and all capital stock, membership interests, units, partnership interests, other equity interests, rights to profits or revenue and any other similar interest of such Person (including the right to participate in the management and business and affairs or otherwise Control such Person); (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing; and (c) any right (contingent or otherwise) to subscribe for, purchase or otherwise acquire any of the foregoing.

“Interim Financial Statements” has the meaning set forth in Section 6.39(a).

“Invasive Activities” has the meaning set forth in Section 8.1(b).

“Laws” means all Permits, statutes, rules, regulations, ordinances, Orders, codes, rulings, writs, injunctions, decrees or other official acts of or by any Governmental Body. All references to “Laws” shall be deemed to include any amendments thereto and also to all rules and regulations promulgated thereunder, and any successor Laws, unless the context otherwise requires.

“Leakage” means any of the following, without duplication of any other adjustment to the Unadjusted Purchase Price, arising after the Effective Time and prior to the Closing:

(a)except as disclosed in Schedule 6.6(d), any dividend, interest on capital, advance or distribution (whether in cash or in kind) declared, paid or made (whether actual or deemed), or any return of capital (whether by reduction of capital or redemption, amortization or purchase of equity interests or quotas), loans, any management, monitoring or sponsor advisory fees, or any other payment made on or with respect to any Company Interests to or on behalf of or for the benefit of, Sellers or any Affiliate of Sellers or other direct or indirect owner of Sellers; provided, for the avoidance of doubt, that this clause (a) shall not include payments otherwise made pursuant to the Administrative Services Agreement;

(b)any sale, transfer or surrender of any assets or rights from the Company Group to Sellers or any Affiliate of Sellers (other than the Company Group);

(c)any waiver, forgiveness or release by the Company Group of any amount owed to it by (or any right or any claim against) Sellers or any Affiliate of Sellers;

(d)the amount of any payments by the Company Group of any cash to or for the account of Sellers’ or their Affiliates’ directors, officers, partners, members, equity holders, contractors, consultants, advisors or employees;

(e)the fair market value of any assets, rights or benefits sold or otherwise transferred by the Company Group to Sellers or any Affiliate of Sellers (net of any proceeds received by (or receivable by) the Company Group);

(f)the amount of any liabilities or obligations of Sellers or any Affiliate of Sellers that are (i) unrelated to the ownership or operation of the Company Group or its business or Assets and (ii) guaranteed or otherwise assumed by the Company Group (including any agreement or undertaking by the Company Group to assume, indemnify, guarantee or secure any such liability or obligation);

(g)the positive amount, if any, incurred or paid by the Company Group for or with respect to the cure or attempt to cure Title Defects and/or Environmental Defects to the extent such amounts reduce (or would reduce if actually resulting in a cure) the aggregate total of all Title Defect Amounts and Environmental Defect Amounts to an amount equal to the Defect Deductible, excluding any costs or expenses incurred in the Ordinary Course of Business in connection with reporting, auditing and maintenance requirements the failure to comply with would result in a Title Defect or Environmental Defect;

(h)the positive amount, if any, incurred or paid by the Company Group for or with respect to: (i) the cure or

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attempt to cure of any breach by Sellers or any Affiliate of Sellers of their representations and warranties set forth in this Agreement, or (ii) the cure or attempt to cure of any breach by Sellers or any Affiliate of Sellers of any of their covenants set forth in this Agreement;

(i)the incurrence of any Tax by the Company Group as a consequence of any of the foregoing matters (provided that, for the avoidance of doubt, the incurrence of any Tax attributable to a Tax period (or portion thereof) ending prior to the Effective Time shall not be deemed Leakage);

(j)any unpaid bonuses to Employees not accrued as of the Effective Time (in each case, including the employer portion of any social security, payroll, unemployment or similar Taxes payable by the Company Group in connection with any such amounts, computed as though all such amounts were paid at the Effective Time);

(k)the expenses that were incurred in connection with the contemplated initial public offering of securities of Peak Resources LP and Peak Resources GP LLC that Sellers have allocated to the Company and paid as of the Closing; and

(l)any expense, liability or obligation arising under any agreement or arrangement entered into by the Company Group to give effect to any matter referred to in clauses (a) through (l) above, the amount of which shall constitute Leakage whether paid before, at or after the Closing.

“Leases” has the meaning set forth in the definition of “Assets”.

“Lock-Up Agreements” means those certain Lock-Up Agreements, to be dated as of the Closing Date, by and between Purchaser Parent and each Lock-Up Party, substantially in the form of Exhibit C.

“Lock-Up Party” means each of (i) Yorktown IX, (ii) Yorktown X and (iii) Yorktown XI.

“Material Adverse Effect” means any event, change, circumstance, development, state of facts, effect, result, occurrence or condition, whether foreseeable or not, that, individually or in the aggregate, (a) has been, or would be reasonably likely to be, materially adverse to (I) the ownership, operation or condition (financial or otherwise) of the Company Group or the Assets taken as a whole and as currently owned and operated, or (II) as to Purchaser, the business, liabilities, financial condition, or results of operations of Purchaser Parent, or (b) materially and adversely affects the ability of the applicable Party to consummate the transactions contemplated hereby and perform its material obligations hereunder or would reasonably be expected to do so; provided, however, that in the case of subsection (a) above, none of the following, either alone or in combination, shall be deemed to constitute or contribute to a Material Adverse Effect, or otherwise be taken into account in determining whether a Material Adverse Effect has occurred or is existing: (i) any change in applicable Laws or accounting standards or the interpretation or enforcement thereof from and after the Execution Date; (ii) any change in economic, political, or business conditions or financial, credit, debt, or securities market conditions generally, including changes in interest rates, exchange rates, commodity prices, electricity prices, or fuel costs; (iii) any legal, regulatory, or other change generally affecting the industries, industry sectors, or geographic sectors of the Assets, including any change in the prices of oil, natural gas, or other Hydrocarbon products or the demand for related gathering, processing, transportation, and storage services; (iv) any change resulting or arising from the execution or delivery of this Agreement or the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or the announcement or other publicity or pendency with respect to any of the foregoing; (v) any change resulting or arising from political, geopolitical, social, or regulatory conditions, including any outbreak, continuation, or escalation of any military conflict, declared or undeclared war, armed hostilities, terrorism, civil unrest, public demonstrations, or acts of foreign or domestic terrorism or sabotage (including any cyber-attack or hacking), or the escalation of any of the foregoing; (vi) any epidemic, pandemic, or outbreak of disease (including, for the avoidance of doubt, COVID-19), or the escalation of any of the foregoing; (vii) any other regional, national or international calamity, crisis or emergency, whether or not caused by any Person; (viii) any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, tornados, tsunamis, earthquakes, and wild fires, or other force majeure events, or the escalation of any of the foregoing; (ix) any failure by the Company Group to meet any internal or external estimates, expectations, budgets, projections, or forecasts (provided that the underlying cause of such failure may be taken into account when determining if a Material Adverse Effect has occurred); or (x) any change resulting or arising from the taking of, or the failure to take, any action by Sellers, the Company Group, or any of their respective Affiliates, required or otherwise expressly contemplated by this Agreement or consented to or requested by Purchaser in writing; provided, however, except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i), (ii), (iii), (v), (vi), (vii) or (viii) disproportionately adversely affect Sellers or the Company Group, taken as a whole, as compared to other similarly situated participants operating in the oil and gas exploration, development or production industry in the region in which the Company Group operates (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate). For the avoidance of doubt, “Material Adverse Effect” shall not be measured against any forward-looking statements, financial projections, or forecasts applicable to the Assets.

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“Material Contracts” has the meaning set forth in Section 6.12(a).

“Mountain Time” means the mountain time zone of the United States of America.

“Net Mineral Acres” means, as computed separately with respect to each Lease, (a) the number of gross acres in the land covered by such Lease, multiplied by (b) the lessor’s undivided mineral interest in the Hydrocarbons in the Target Formation in such lands covered by such Lease, multiplied by (c) the Company Group’s Working Interest in such Lease; provided, however, if items (a) and (b) of this definition vary as to different areas or depths within any tracts or parcels burdened by such Lease, a separate calculation shall be performed with respect to each such area or depths.

“Net Revenue Interest” means, with respect to each Well (limited, however to the Target Formation with respect to such Well), the interest in and to all Hydrocarbons produced and saved or sold from or allocated to the Target Formation of such Well, in each case, after giving effect to all Burdens.

“NORM” means naturally occurring radioactive material.

“Operations Assets” means printers, vehicles, trailers, SCADA equipment (modems, antennas, solar, batteries), and any hardware associated with permanently installed fiber down hole (interrogators and data loggers), in each case used or held for use in connection with the operation of the Assets and/or the Company Group.

“Order” means any award, writ, decision, injunction, judgment, order, ruling, edict, decree, pronouncement, determination, sentence, subpoena, or verdict entered, issued, made, enacted, promulgated, enforced or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

“Ordinary Course of Business” means when used in reference to any Person, the ordinary course of business of such Person consistent in scope and nature with past customs and practices of such Person.

“Organizational Documents” means (a) with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, (d) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document, (e) in each case of the preceding clauses, all other similar documents, instruments, or certificates executed, adopted, or filed in connection with the creation, formation, or organization of any such Person, including any amendments thereto, and (f) with respect to any other Person, its comparable organizational documents.

“Outside Date” has the meaning set forth in Section 11.1(e).

“Ownership Reference Date” means January 1, 2020.

“Parent Shareholder Consent Deadline” means January 8, 2026.

“Parent Financial Statements” has the meaning set forth in Section 7.14(a).

“Party” and “Parties” has the meaning set forth in the Preamble to this Agreement.

“Pass-Through Income Taxes” means any U.S. federal (and state or local) income, franchise or similar Taxes imposed on the direct or indirect owners of any entity on a “pass-through” basis by allocating or attributing to such owners all or certain of such entity’s items of income, gain, loss, deduction and other relevant tax attributes.

“Pass-Through Tax Return” shall mean any U.S. federal income Tax Return and any state or local income, franchise or similar Tax Return prepared on a “pass-through” basis, in each case, of any member of the Company Group related to Pass-Through Income Taxes imposed on any Seller (or any of its direct or indirect owners).

“Peak BLM” means Peak BLM Lease LLC, a Delaware limited liability company.

“Peak BLM MIPA” means that certain Membership Interest Purchase Agreement, dated as of the Execution Date, by and among Yorktown Energy Partners XI, L.P., Peak BLM and Purchaser.

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“Peak Powder River Acquisitions” means Peak Powder River Acquisitions LLC, a Delaware limited liability company.

“Permits” means any permits, approvals, authorizations, certificates, registrations, Consents, licenses, franchises, exemptions by, notifications to, or filings with, Governmental Bodies, including any Environmental Permit.

“Permitted Encumbrances” means any or all of the following:

(a)royalties and any overriding royalties, net profits interests, free gas arrangements, production payments, reversionary interests, and other similar burdens on production to the extent that the net cumulative effect of such burdens does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(b)all unit agreements, pooling agreements, operating agreements, farmout agreements, Hydrocarbon production sales contracts, division orders, and other contracts, agreements, and instruments applicable to the Properties, to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation, or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(c)liens for Taxes or assessments not yet delinquent or, if delinquent, are being contested in good faith by appropriate actions disclosed on Schedule 6.9, with it being understood that this clause (c) sets for the sole and exclusive liens and other encumbrances relating to Taxes included for purposes of this definition;

(d)any (i) inchoate liens or charges constituting or securing the payment of expenses incurred incidental to maintenance, development, production, or operation of the Properties or for the purpose of developing, producing, or processing Hydrocarbons therefrom or therein, and (ii) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar liens or charges arising in the ordinary course of business, in each case, for amounts not yet delinquent (including any amounts being withheld as provided by Law), or if delinquent, are being contested in good faith by appropriate actions which are described on Schedule 6.9;

(e)all rights to consent by, required notices to, filings with, or other actions by Governmental Bodies in connection with the transactions contemplated hereby, if they are not required or customarily obtained in the region where the Assets are located prior to sale or conveyance, including Customary Post-Closing Consents;

(f)excepting circumstances where such rights have already been triggered or will be triggered prior to the Closing Date, rights of reassignment under Leases arising upon final intention to abandon or release the Assets, or any of them;

(g)easements, rights-of-way, restrictions, covenants, servitudes, Permits, surface leases, rights in respect of surface operations, and other encumbrances or rights that do not materially impair the use, operation or ownership of any Asset as currently used and operated;

(h)calls on production under existing Material Contracts;

(i)Imbalances;

(j)rights of a common owner of any Surface Interests currently held by the Company Group and such common owner as tenants in common or through common ownership that do not materially impair the use, operation or ownership of any Asset as currently used and operated;

(k)all rights reserved to or vested in any Governmental Bodies (i) to control or regulate any of the Assets in any manner or to assess Tax with respect to the Assets, the ownership, use, or operation thereof, or revenue, income, or capital gains with respect thereto, and all obligations and duties under all applicable Laws of any such Governmental Body or under any right, franchise, grant, license, or Permit issued or afforded by any Governmental Body, or (ii) to terminate any right, franchise, grant, license, or Permit issued or afforded by such Governmental Body;

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(l)any lien, charge, or other Encumbrance on or affecting the Assets that is discharged by Sellers, Sellers’ Representative, the Company Group or Purchaser at or prior to Closing (including the Existing Secured Credit Facility);

(m)any lien or trust arising under worker’s compensation, unemployment insurance, pension or employment Laws or regulations;

(n)the terms and conditions of the Leases, including any depth limitations or similar limitations that may be set forth therein, to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation, or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(o)the terms and conditions of the Material Contracts to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(p)any matters shown on Exhibit A-1, Exhibit A-2, Schedule 3.4, Schedule 5.8 or Schedule 6.8, as applicable;

(q)any lien, mortgage, security interest, pledge, charge, or similar encumbrance resulting from Sellers’, Sellers’ Representative or the Company’s conduct of business in compliance with this Agreement;

(r)any other liens, charges, encumbrances, defects, or irregularities that (i) do not, individually or in the aggregate, materially detract from the value of or materially interfere with the use or ownership of the Assets subject thereto or affected thereby, (ii) would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties in the region where the Assets are located and (iii) do not (1) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 or Exhibit A-1, as applicable, (2) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (3) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(s)any (i) lien, mortgage, security interest, pledge, charge or similar Encumbrance in favor of, or held by, any member of the Purchaser Group, and (ii) consent to assignment or similar transfer restriction in favor of, or held by, any member of the Purchaser Group; and

(t)any Excluded Defects.

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any Governmental Body.

“Personal Information” means, in addition to all information defined or described by the Company Group as “personal data,” “personal information,” “personally identifiable information,” “PII,” or any similar term in the Company Group’s privacy policies or other public-facing statement, any information (i) that identifies, relates to, describes, regards or is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, an individual Person, household, or device, including any personally identifiable data, or (ii) that is otherwise protected by or subject to any applicable Law or defined as “personal information”, “personal data”, “personally identifiable information”, “protected health information” or similar term under applicable Law.

“PFAS Chemicals” means per- and polyfluoroalkyl substances including any perfluorooctanoic acid, perfluorooctane sulfonate, perfluorobutane sulfonate, perfluorobutane sulfonic, perfluorononanoic acid, perfluorohexane sulfonate and GenX compounds.

“Phase I Environmental Site Assessment” means an environmental site assessment performed pursuant to the American Society for Testing and Materials ASTM-1527-13 or 1527- 21, or any other similar non-invasive environmental assessment or review that examines the condition or compliance of property or operations pursuant to Environmental Laws.

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“Phase II Environmental Site Assessment” has the meaning set forth in Section 8.1(b).

“Pre-Closing Insurance Claims” has the meaning set forth in Section 8.12.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date.

“Preferential Right” means any preferential rights to purchase, rights of first refusal or similar rights triggered by the transactions contemplated by this Agreement.

“Proceeding” means any proceeding, action, cause of action, arbitration, audit, investigation, litigation or suit (whether civil, criminal, administrative, investigative, informal or otherwise, whether in contract, in tort or otherwise) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or auditor.

“Properties” has the meaning set forth in the definition of “Assets”.

“Purchase Price Allocation Schedule” has the meaning set forth in Section 3.2.

“Purchaser” has the meaning set forth in the Preamble to this Agreement.

“Purchaser Group” means Purchaser, its current and former Affiliates, and each of its and their respective officers, directors, employees, agents, advisors, and other Representatives.

“Purchaser Parent” has the meaning set forth in the Preamble to this Agreement.

“Purchaser Parent Common Stock” has the meaning set forth in Section 3.1.

“Purchaser Parent SEC Documents” has the meaning set forth in Section 7.14(a).

“Purchaser’s Accountants” means BDO USA, LLP.

“Qualified Benefit Plan” has the meaning set forth in Section 6.29(c).

“R&W Conditional Binder” means the conditional binder attached hereto as Exhibit E.

“R&W Insurance Policy” means that certain buyer-side representations and warranties insurance policy described in Section 8.6, in the name and for the benefit of Purchaser, its Affiliates, and their respective officers, directors, employees, and agents.

“R&W Insurer” means the insurer providing the R&W Insurance Policy.

“Records” means the books, records, information, data and files of the Company Group, to the extent in the possession or control of Sellers or their Affiliates, whether written or electronically stored, including: (a) land, lease and title records (including abstracts of title, title opinions, and title curative documents); (b) Contract files; (c) operations, environmental, permitting, production, and accounting records; (d) production, facility, and well records and data; (e) electric logs; (f) books and records or documents relating to Taxes of the Company Group; and (g) ledgers, minute books and Company Organizational Documents.

“Registration Rights Agreement” means that certain Registration Rights Agreement, to be dated as of the Closing Date, by and among Purchaser Parent and Sellers or Sellers’ Representative on behalf of Sellers, substantially in the form of Exhibit D.

“Related Party” shall mean (a) any Person who is an equity holder of Purchaser and any Affiliate of such Person, and (b) an entity owned directly or indirectly by the equity holders of the Company in substantially the same proportion as their ownership of the Company.

“Release” means any release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, seeping, leaching, depositing, placing, dispersal, dumping or disposing or other release into, or migrating through, soil, air, water, groundwater, wetland or any other environmental medium.

“Remedial Action” shall mean all actions as specifically required by any applicable Environmental Law or a Governmental

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Body to (i) clean up, remove, treat or in any other way address any Hazardous Substances in accordance with applicable Environmental Law, (ii) prevent or remediate the Release or threat of Release of any Hazardous Substances, (iii) prevent human exposure to Hazardous Substances, and (iv) perform pre-remedial studies and investigations or post-remedial monitoring and care; in each case of the foregoing clauses (i)-(iv) as approved or deemed necessary by a Governmental Body.

“Remediation” means with respect to an Environmental Defect, the implementation and completion of any remedial, removal, response, or other corrective or responsive actions, including monitoring, to the extent (but only to the extent) required under Environmental Laws to correct, or remove such Environmental Defect.

“Remediation Amount” means, with respect to an Environmental Defect, the reasonable cost (net to the Company Group’s interest prior to the consummation of the transactions contemplated by this Agreement) of the most cost-effective Remediation of such Environmental Defect (considered as a whole, taking into consideration any material impacts such response may have on the operations of the relevant Assets and the use of the relevant property) as compared to any other response that is required or allowed under the least stringent standard provided for under Environmental Laws. The most cost- effective Remediation may include taking no action, leaving the condition unaddressed, periodic monitoring or the recording of notices, activity and use limitations or similar approaches, if such responses are allowed under Environmental Laws and the environmental provisions of applicable Leases; provided that the most cost-effective Remediation shall always include Remediation required by any Governmental Body under Environmental Law. The Remediation Amount shall not include (a) the costs of Purchaser’s or any of its Affiliate’s employees, project manager(s) or attorneys; (b) expenses for matters that are costs of doing business (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Properties, or in connection with permit renewal/amendment activities) regardless of the presence of an Environmental Defect; (c) internal overhead costs of Purchaser or its Affiliates; (d) costs and expenses that would not have been required under Environmental Laws as they exist on or before the Closing Date; (e) any costs or expenses relating to any obligations to plug, abandon or decommission wells located on or comprising part of the Properties in the ordinary course of business, and not as a result of the applicable Environmental Defect; (f) the assessment, remediation, removal, abatement, transportation, disposal, or any other corrective actions of any asbestos, asbestos-containing materials or NORM that may be present on Equipment that do not represent a present violation of or liability under Environmental Laws; or (g) duplicative costs or losses included in another Remediation Amount or adjustment to the Unadjusted Purchase Price hereunder.

“Representatives” means (a) partners, employees, officers, directors, managers, members, other direct and indirect equity owners, and counsel of a Party or any of its Affiliates; (b) any consultant or agent retained by a Party, including financial, legal and other advisors, financing sources and other representatives; and (c) any bank, other financial institution, or entity funding, or proposing to fund, such Party’s operations in connection with the Assets, including any consultant retained by such bank, other financial institution, or entity.

“Required Parent SEC Documents” has the meaning set forth in Section 7.14(a).

“Scheduled Closing Date” has the meaning set forth in Section 10.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sellers” has the meaning set forth in the Preamble to this Agreement.

“Sellers Group” means Sellers, their current and former Affiliates (except, from and after the Closing, the Company), and each of their respective officers, directors, employees, agents, advisors, and other Representatives.

“Sellers’ Accountants” means PricewaterhouseCoopers LLP.

“Sellers’ Representative” has the meaning set forth in the Preamble to this Agreement.

“Settlement Statement” has the meaning set forth in Section 10.4(b).

“Shareholder Consent” means the consent of the shareholders of Purchaser Parent approving the transactions contemplated by this Agreement, including the issuance of the Purchaser Parent Common Stock.

“Specified Bank Accounts” has the meaning set forth in Section 6.20.

“Specified Consent Requirement” means a requirement to obtain a lessor’s or other Person’s prior consent to assignment or transfer of an interest in a Company Interest or an Asset that is triggered by the transactions contemplated by this Agreement and the

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instrument creating the consent and expressly provides that (a) any purported assignment or transfer in the absence of such consent first having been obtained is void, voidable, invalid, or unenforceable against such Person, (b) the Person holding the right may terminate the applicable Lease, Permit, Contract, or other instrument creating Sellers’ or the Company Group’s rights in the affected Company Interest or Asset, or (c) the Person holding the right may impose additional conditions on the proposed assignee or transferee that involve the payment of money, the posting of collateral security, or the performance of other obligations by the assignee or transferee that would not be required in the absence of the transactions contemplated by this Agreement.

“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person or of which such Person or its Affiliates controls the management or has the power to elect a majority of the board of directors or managers or other Persons performing similar functions.

“Surface Agreements” has the meaning set forth in Section 6.35.

“Surface Interests” has the meaning set forth in the definition of “Assets”.

“Suspense Funds” has the meaning set forth in Section 6.19.

“Target Formation” means (a) with respect to each Well, the currently producing formation of such Well (provided, if a Well is “shut-in” and/or not producing as of the Execution Date, then the formation to which such Well was completed), and (b) with respect to each Lease, the formation(s) set forth on Exhibit A-1 for such Lease(s).

“Tax” or “Taxes” means all taxes, including without limitation, federal, state, local or foreign taxes, income, profits, franchise, sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, or withholding taxes or other assessments, duties, fees, or charges imposed by any Taxing Authority, including any escheat obligations, interest, penalties, or additional amounts that may be imposed with respect to any of the foregoing, in each case, whether or not disputed, and any liability in respect of such amounts or items arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to or transferee of another Person, by Contract or agreement, by operation of Law or otherwise.

“Tax Contest” has the meaning set forth in Section 13.4.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund, or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority with respect to any Tax.

“Taxing Authority” means any Governmental Body responsible for the administration or imposition of any Tax.

“Termination Fee” means $750,000.

“Third Party” means any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Person Claim” has the meaning set forth in Section 12.2(b).

“Title Benefit” means any right, circumstance, or condition that operates to (a) increase the Net Revenue Interest of the Company Group in the Target Formation of any Well or Lease as set forth on Exhibit A-2 or Exhibit A-1 above that shown on Exhibit A-2 or Exhibit A-1, as applicable, and which does not result in a greater than proportionate increase in the Company Group’s Working Interest above that shown in Exhibit A-2 for the applicable Well or Exhibit A-1 for the applicable Lease or (b) in the case of any Lease, increase the Net Mineral Acres for such Lease in the Target Formation as set forth in Exhibit A-1 above that shown on Exhibit A-1 as a result of an increase in (i) the number of gross acres in the lands covered by such Lease or (ii) the undivided percentage interest in oil, gas, and other minerals covered by the Lease in such lands.

“Title Benefit Amount” has the meaning set forth in Section 4.3(b).

“Title Benefit Notice” has the meaning set forth in Section 4.3(a).

“Title Benefit Property” has the meaning set forth in Section 4.3(a).

“Title Defect” means any lien, charge, encumbrance, obligation, defect, or other matter that, if not cured, causes the Company

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Group not to have Defensible Title in and to the Leases or Wells, as applicable, as of the Claim Date or the Closing Date; provided, however, that the following shall not be considered Title Defects for any purpose of this Agreement (each an “Excluded Defect”):

(a)defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, unless Purchaser provides affirmative evidence that such failure or omission could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset;

(b)defects arising out of lack of survey, unless a survey is expressly required by applicable Laws or necessary for the applicable Asset to be legally sufficient, valid and binding;

(c)defects based on a gap in the Company Group’s chain of title in the federal records as to federal Leases, the state’s records as to state Leases, or in the county records as to other Leases, unless, in the case of any of the foregoing, such gap is affirmatively shown to exist by an abstract of title, title opinion, or landman’s title chain or runsheet, which documents shall be included in a Title Defect Notice;

(d)defects based upon the failure to record any federal, state, or Indian Leases (or assignments thereof), in any applicable county records unless Purchaser provides affirmative evidence that such failure or omission could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset;

(e)defects based (i) solely on the lack of information, including lack of information in Sellers’ or the Company Group’s files, the lack of Third Party records, or the unavailability of information from regulatory agencies, or (ii) solely on information in Sellers’ or the Company Group’s files;

(f)defects based on a Tax assessment, Tax payment or similar records (or the absence of such activities or records) unless Purchaser provides affirmative evidence that such Tax assessment, Tax payment or similar record could reasonably be expected to result in another Person’s (including any Governmental Body’s) superior claim of title to the relevant Asset;

(g)defects based on references to a document to which the Company Group is not a party because such document is not in Sellers’ or the Company Group’s files;

(h)defects arising out of (i) lack of corporate or other entity authorization or (ii) failure to demonstrate of record proper authority for execution by a Person on behalf of a corporation, limited liability company, partnership, trust, or other entity, in each case, unless such lack of authorization or failure to demonstrate of record proper authority results in a Third Party’s actual and superior claim of title to the relevant property;

(i)defects that have been cured by the passage of time or such other means that would render such defect invalid according to applicable Laws, or as to which the applicable Laws of limitations or prescription would bar any attack or claim;

(j)defects, encumbrances, or loss of title only affecting ownership interests in formations other than the relevant Target Formation (and which have no effect on the ownership interest in the Target Formations);

(k)defects that affect only which person (other than the Company Group) has the right to receive royalty (or similar) payments (rather than the amount or the proper payment of such royalty payment);

(l)defects arising from expired oil and gas leases taken more than fifteen (15) years prior to the Effective Time in the chain of title that are not surrendered of record, unless Purchaser affirmatively demonstrates that such prior oil and gas leases had not expired prior to the creation of the Asset in question;

(m)defects or irregularities arising out of the lack of recorded powers of attorney from any Person to execute and deliver documents on their behalf, unless affirmative evidence exists (and is provided) that the action was not authorized and results in a Person’s assertion of superior title;

(n)defects or irregularities resulting from the failure to record releases of liens, mortgages, security interests, pledges, charges, or similar encumbrances that have expired by their own terms;

(o)defects based on or arising out of the failure of the Company Group or any Third Party to enter into, be party to, or be bound by, pooling provisions, a pooling agreement, declaration or order, production sharing agreement, production allocation agreement, production handling agreement, or other similar agreement with respect to any horizontal Well that crosses more

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than one Lease or unit, to the extent that (i) such Well has been permitted by the applicable Governmental Body and (ii) the allocation of Hydrocarbons produced from such Well among the affected units, Leases and tracts is based upon the length of the “as drilled” horizontal wellbore open for production, take points, the total length of the horizontal wellbore, or other methodology that is intended to reasonably attribute to each such unit, Lease and tract its share of such production; and

(p)defects arising from any Encumbrance created by a mineral owner, which has not been subordinated to the lessee’s interest unless Purchaser provides affirmative evidence that such Encumbrance could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset.

“Title Defect Amount” has the meaning set forth in Section 4.2(d).

“Title Defect Notice” has the meaning set forth in Section 4.2(a).

“Title Defect Property” has the meaning set forth in Section 4.2(a).

“Transaction Documents” means (i) this Agreement, (ii) the Assignment Agreements, (iii) the Registration Rights Agreement, (iv) the Lock-Up Agreement and (v) any other documents executed pursuant to or in connection with this Agreement or delivered or required to be delivered pursuant to this Agreement.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, stamp duty, registration, recording, deed recording fee, value added, mortgage, and conveyance taxes (including any penalties and interest, but excluding any Tax imposed on a net income basis or any similar Tax) incurred in connection with Purchaser’s purchase of the Company Interests contemplated by this Agreement.

“Unadjusted Purchase Price” has the meaning set forth in Section 3.1.

“Units” has the meaning set forth in the definition of “Assets”.

“U.S.” means the United States of America.

“WARN” means the Worker Adjustment and Retraining Notification Act, as amended and any applicable state Law of similar principle and effect.

“Wells” has the meaning set forth in the definition of “Assets”.

“Working Interest” means for any Well or Lease, that share of costs and expenses associated with the exploration, maintenance, development, operation and plugging and abandonment of such Well or Lease that a Person is required to bear and pay, including costs and expenses of maintenance, development operations and plugging and abandonment on or in connection with such Well or Lease.

“Wyoming Tax Matter” means the ad valorem Tax liability in Wyoming totaling approximately $10,872,000.

“Yorktown IX” means Yorktown Energy Partners IX, L.P., a Delaware limited partnership.

“Yorktown X” means Yorktown Energy Partners X, L.P., a Delaware limited partnership.

“Yorktown XI” has the meaning set forth in the Preamble to this Agreement.

[Remainder of Page Left Blank.]

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ANNEX I

SCHEDULE OF SELLERS

1.	Beverly L. Servi Trust 2012 Trust
2.	Doug McCrady
3.	Glen Christiansen
4.	Harald Jordan
5.	HarbourVest Real Assets – Energy Fund II L.P.
6.	HE Assets Inc.
7.	Hillman Family Foundations
8.	Jack Vaughn
9.	Jeff Lowe
10.	Jim Bonaventura
11.	Justin Vaughn
12.	Main Trust U/A Dora B. Hillman dated 8/25/68 F/B/O Howard B. Hillman and His Issue (A-1 Trust)
13.	Main Trust U/A Dora B. Hillman dated 8/25/68 F/B/O Tatnall L. Hillman and His Issue (B-1 Trust)
14.	Matt Gray
15.	Mike Gray
16.	Murchison Capital Partners, L.P.
17.	Tecovas Partners V, L.P.
18.	Vaughn Capital, LLC
19.	Vic Rudolph
20.	William Sawyer
21.	Yorktown Energy Partners IX, L.P.
22.	Yorktown Energy Partners X, L.P.
23.	Yorktown Energy Partners XI, L.P.

Annex B

Execution Version

MEMBERSHIP INTEREST PURCHASE AGREEMENT

BY AND AMONG

YORKTOWN ENERGY PARTNERS XI, L.P.,

PEAK BLM LEASE LLC,

EPSILON ENERGY USA, INC.

AND

EPSILON ENERGY LTD.

DATED AS OF AUGUST 11, 2025

i

APPENDICES

Appendix A – Definitions

EXHIBITS

Exhibit A-1 – Leases

Exhibit A-2 – Wells

Exhibit A-3 – Surface Interests

Exhibit A-4 – Real Property Interests

Exhibit A-5 – Office Leases

Exhibit A-6 – Permits

Exhibit B – Form of Assignment Agreement

Exhibit C – Form of Lock-Up Agreement

Exhibit D – Form of Registration Rights Agreement

Exhibit E – R&W Insurance Policy

SCHEDULES

Schedule 3.4 – Allocated Values

Schedule 5.1(a) – Knowledge of Seller

Schedule 5.5 – No Conflicts

Schedule 5.8 – Litigation

Schedule 5.10 – Credit Support

Schedule 6.1(a) – Knowledge of the Company

Schedule 6.5 – No Conflicts

Schedule 6.6(a) – Outstanding Interests of the Company

Schedule 6.7 – Subsidiaries

Schedule 6.8 – Litigation

Schedule 6.9 – Taxes and Assessments

Schedule 6.10 – Capital Commitments

Schedule 6.12 – Material Contracts

Schedule 6.13 – Payments for Production and Imbalances

Schedule 6.15 – Non-Consent Operations

Schedule 6.16 – Plugging and Abandonment

Schedule 6.17 – Environmental Matters

Schedule 6.18 – Permits

Schedule 6.19 – Suspense Funds; Royalties

Schedule 6.20 – Specified Bank Accounts

Schedule 6.22 – Credit Support

Schedule 6.23 – Bank Accounts

Schedule 6.26 – Undisclosed Capabilities

Schedule 6.27 – Absence of Changes

Schedule 6.28(a) – Employment Matters

Schedule 6.28(b) – Contingent Works

Schedule 6.29 – Insurance

Schedule 6.30(a) – Intellectual Property

Schedule 6.31 – Indebtedness

Schedule 6.32 – Related Party Transactions

Schedule 6.33 – Condemnation

Schedule 6.35 – Wells

Schedule 6.36 – Company Hedges

Schedule 6.37 – Operations

Schedule 6.38 – Financial Statements

Schedule 7.1(a) – Knowledge of Purchaser

Schedule 7.5 – No Conflicts

Schedule 7.9 – Consents, Approvals or Waivers

Schedule 7.11(c) – Agreements Affecting Purchaser Parent Interests

Schedule 8.2 – Operation of Business

Schedule 8.17 – Conduct of Purchaser Parent

Schedule 10.2(e) – Officers, Managers and Directors to Resign

Schedule 10.2(h) – Acknowledgments

Schedule TW – Target Wells

MEMBERSHIP INTEREST PURCHASE AGREEMENT

This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”) is dated as of August 11, 2025 (the “Execution Date”), by and among (i) YORKTOWN ENERGY PARTNERS XI, L.P., a Delaware limited partnership (“Seller”), (ii) PEAK BLM LEASE LLC, a Delaware limited liability company (the “Company”), (iii) EPSILON ENERGY USA, INC., an Ohio corporation (“Purchaser”), and (iv) EPSILON ENERGY LTD., a limited liability company organized under the laws of Canada (“Purchaser Parent”). Seller, the Company, Purchaser and Purchaser Parent are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Seller owns 100% of the issued and outstanding Interests of the Company (the “Company Interests”), and the Company Group owns 100% of the Assets; and

WHEREAS, the Parties desire that, at the Closing, Seller shall sell and transfer to Purchaser, and Purchaser shall purchase and acquire from Seller, the Company Interests, in the manner and upon the terms and subject to the conditions hereafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual promises, representations, warranties, covenants, conditions, and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

Article 1

DEFINITIONS AND INTERPRETATION

Section 1.1Defined Terms. In addition to the terms defined in the Preamble and the Recitals of this Agreement, for purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A. A defined term has its defined meaning throughout this Agreement regardless of whether such defined term appears before or after the place where such defined term is defined, and its other grammatical forms have corresponding meanings.

Section 1.2References and Rules of Construction. All references in this Agreement to Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions refer to the corresponding Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Exhibits, Schedules, Appendices, Articles, Sections, subsections, clauses, and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. All references to “$” shall be deemed references to Dollars. Each accounting term not defined herein will have the meaning given to it under GAAP as interpreted as of the Execution Date. Unless expressly provided to the contrary, the word “or,” “either” or “any” is not exclusive. As used herein, the word (a) “day” means calendar day; (b) “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; (c) “this Agreement,” “herein,” “hereby,” “hereunder,” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection, clause, or other subdivision unless expressly so limited; (d) “this Article,” “this Section,” “this subsection,” “this clause,” and words of similar import, refer only to the Article, Section, subsection, and clause hereof in which such words occur; and (e) “including” (in its various forms) means including without limiting the foregoing in any respect. Pronouns in masculine, feminine, or neuter genders shall be construed to state and include any other gender, and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Unless expressly provided to the contrary, if a word or phrase is defined, its other grammatical forms have a corresponding meaning. Exhibits, Schedules, and Appendices referred to herein are attached to this Agreement and by this reference incorporated herein for all purposes. Reference herein to any federal, state, local, or foreign Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise, and shall also be deemed to refer to such Laws as in effect as of the Execution Date or as hereafter amended. Examples are not to be construed to limit, expressly or by implication, the matter they illustrate. References to a specific time shall refer to prevailing Mountain Time, unless otherwise indicated. If any period of days referred to in this Agreement ends on a day that is not a Business Day, then the expiration of such period shall be automatically extended until the end of the first succeeding Business Day. References to a Person are also to its permitted successors and permitted assigns. The phrases “disclosed in writing to Purchaser”, “provided to Purchaser” or “made available to Purchaser” or similar phrases as used in this Agreement shall mean that the subject documents were posted to the Data Room at least two (2) Business Days prior to the Execution Date. Unless expressly provided to the contrary, any agreement, instrument or writing defined or referred to herein means such agreement, instrument, or writing, as from time to time amended, supplemented, or modified.

Article 2

PURCHASE AND SALE

Section 2.1Purchase and Sale. At the Closing, upon the terms and subject to the conditions of this Agreement, (a) Seller agrees to sell, transfer, and convey the Company Interests to Purchaser, free and clear of any Encumbrances (other than transfer restrictions contained in this Agreement and applicable federal or state securities Laws) and (b) Purchaser agrees to purchase, accept, and pay for the Company Interests.

Section 2.2Effective Time. Subject to the other terms and conditions of this Agreement, the Company Interests shall be transferred from Seller to Purchaser at the Closing, but certain financial benefits and burdens of the Assets shall be transferred effective as of 12:01 a.m., Mountain Time, on January 1, 2025 (the “Effective Time”).

Article 3

PURCHASE PRICE

Section 3.1Purchase Price.

(a)On the terms and subject to the conditions of this Agreement, the aggregate purchase price for the purchase and sale of the Company Interests shall be:

(i)200,000 common shares, no par value, of Purchaser Parent (such Purchaser Parent common shares, the “Purchaser Parent Common Stock”, and as valued in accordance with Section 3.2, the “Initial Unadjusted Purchase Price”); and

(ii)up to 2,500,000 shares of Purchaser Parent Common Stock, or $6,500,000, to be issued or paid, as applicable, to Seller as determined in accordance with Section 3.1(b) (such issuance or payment, as applicable, and as valued in accordance with Section 3.2, the “Additional Unadjusted Purchase Price” and, collectively with the Initial Unadjusted Purchase Price, the “Unadjusted Purchase Price”), each as adjusted and issued or paid, as applicable, pursuant to and in accordance with this Agreement, including Section 3.3 and Section 10.4.

Notwithstanding the foregoing, if, at any time on or after the Execution Date and prior to the payment of the Initial Unadjusted Purchase Price or the payment of the Additional Unadjusted Purchase Price (as determined in accordance with Section 3.1(b)), each as adjusted, as applicable, pursuant to Section 3.3 and Section 10.4, to Seller, (x) Purchaser Parent makes, pays, or effects (or any record date is established with respect thereto) (i) any dividend on the Purchaser Parent Common Stock payable in Purchaser Parent Common Stock, (ii) any subdivision or split of Purchaser Parent Common Stock, (iii) any combination or reclassification of Purchaser Parent Common Stock into a smaller number of shares of Purchaser Parent Common Stock, or (iv) any issuance of any securities by reclassification of Purchaser Parent Common Stock (including any reclassification in connection with a merger, consolidation or business combination in which Purchaser Parent is the surviving person), or (y) any merger, consolidation, combination, or other transaction is consummated pursuant to which Purchaser Parent Common Stock is converted into the right to receive cash or other securities, then the number of shares of Purchaser Parent Common Stock to be issued to Seller (or its designees) as the Initial Unadjusted Purchase Price or the Additional Unadjusted Purchase Price, as applicable, pursuant to this Agreement shall be proportionately adjusted, including, for the avoidance of doubt, in the case of clauses (x)(iv) and (y) to provide for the receipt by Seller, in lieu of any Purchaser Parent Common Stock, the same number or amount of cash and/or securities as is received in exchange for each share of Purchaser Parent Common Stock in connection with any such transaction described in clauses (x)(iv) and (y) hereof. An adjustment made pursuant to the foregoing sentence shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, split, merger, combination, reclassification or other transaction.

(b)Subject to the terms and conditions set forth in this Section 3.1, Purchaser Parent, as the Additional Unadjusted Purchase Price, shall issue or pay to Seller (A) the number of shares of Purchaser Parent Common Stock or (B) the cash amount in immediately available funds, respectively, set forth below:

(i)if the Resolution Date occurs on or before December 31, 2026, 2,500,000 shares of Purchaser Parent Common Stock;

(ii)if the Resolution Date occurs after December 31, 2026, but on or before June 30, 2027, 2,000,000 shares of Purchaser Parent Common Stock;

(iii)if the Resolution Date occurs after June 30, 2027, but on or before December 31, 2027, 1,500,000 shares of Purchaser Parent Common Stock; or

(iv)if the Resolution Date has not occurred by December 31, 2027 (the “Deadline”), then, within ten (10) days from the Deadline, Purchaser shall (A) elect to pay $6,500,000 to Seller or (B) elect to sell, transfer and convey the Undeveloped Acreage to Seller (or its designee) for $10.00, in which case Purchaser and Seller (or its designee) shall use Commercially Reasonable Efforts to execute, acknowledge and deliver an Assignment, Bill of Sale and Conveyance in a form reasonably acceptable to both Purchaser and Seller to complete such transaction within forty-five (45) days from the Deadline. If Purchaser fails to timely notify Seller in writing of its election under this Section 3.1(b)(iv), then Purchaser shall be deemed to have elected to sell, transfer and convey the Undeveloped Acreage to Seller.

(c)Purchaser shall promptly notify Seller after the Resolution Date has occurred. Within thirty (30) days of the occurrence of the Resolution Date or, if applicable, the date upon which Purchaser elects to pay the amount due pursuant to Section 3.1(b)(iv)(A) (such date, the “Issuance Date”), Purchaser Parent shall issue or pay, as applicable, the Additional Unadjusted Purchase Price determined in accordance with Section 3.1(b) (as adjusted, as applicable, pursuant to Section 3.3 and Section 10.4) to Seller. In the event of a cash payment pursuant to Section 3.1(b)(iv)(A), Purchaser shall pay in cash by wire transfer of immediately available funds to the bank account for Seller set forth in writing.

(d)Subject to the terms of this Agreement, subsequent to the Closing, Purchaser shall have the sole discretion with regard to all matters relating to the operation of the Company and the Assets; provided that, prior to the payment of the Additional Unadjusted Purchase Price determined in accordance with Section 3.1(b) (as adjusted, as applicable, pursuant to Section 3.3 and Section 10.4) to Seller, Purchaser shall not directly sell, exchange or otherwise transfer any of the Assets or otherwise enter into any agreement or documentation with respect thereto (except to Seller or its designee pursuant to Section 3.1(b)(iv)). For the avoidance of doubt, the restrictions in this Section 3.1(d) shall not apply to an indirect sale, exchange or transfer of any of the Assets and Purchaser’s obligation to make the Additional Unadjusted Purchase Price determined in accordance with Section 3.1(b) shall survive any such indirect sale, exchange or transfer of any of the Assets.

Section 3.2Allocation of Purchase Price.

(a)For U.S. federal and applicable state, local or foreign Tax purposes, the Parties agree that the Initial Unadjusted Purchase Price paid pursuant to Section 3.1(a)(i) shall be allocated to the Producing Assets.

(b)If Additional Unadjusted Purchase Price is paid pursuant to Section 3.1(b), the Parties hereby agree that, for U.S. federal and applicable state, local, or foreign Tax purposes: (a) any issuance of Purchaser Parent Common Stock or cash received by Seller pursuant to Section 3.1(b) after the Closing Date shall be treated as received by Seller on the date such Purchaser Parent Common Stock or cash is delivered to Seller and (b) any Purchaser Parent Common Stock issued as consideration hereunder shall be valued by the Parties for U.S. federal and applicable state and local Tax purposes based on the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Issuance Date. Within sixty (60) days after any payment of Additional Unadjusted Purchase Price, Purchaser shall deliver to Seller a draft allocation schedule allocating the Additional Unadjusted Purchase Price (and any other items treated as consideration for U.S. federal and applicable state, local or foreign income tax purposes) among the Assets of the Company Group  (other than the Producing Assets) in accordance with Section 1060 of the Code (the “Purchase Price Allocation Schedule”). Seller shall, within thirty (30) days after receipt of the draft Purchase Price Allocation Schedule, notify Purchaser if Seller disagrees with such draft Purchase Price Allocation Schedule, and if Seller does not so notify Purchaser within such thirty (30) day period, the draft Purchase Price Allocation Schedule shall be final and binding on the Parties. If Seller disagrees with the draft Purchase Price Allocation Schedule, Purchaser and Seller shall make a good faith effort to resolve the dispute. If Purchaser and Seller have been unable to resolve their differences within thirty (30) days after Purchaser has been notified of Seller’s disagreement with the draft Purchase Price Allocation Schedule, then any remaining disputed issues shall be submitted to the Independent Accountant who shall resolve the disagreement in a final binding manner in accordance with the dispute resolution procedures set forth in Section 10.4, mutatis mutandis.

(c)No Party shall file any Tax Return or otherwise take any position for Tax purposes that is inconsistent with this Section 3.2 or the Purchase Price Allocation Schedule as finalized hereunder, including on any Form 8594. Each Party shall promptly notify the other in writing upon receipt of notice of any pending or threatened Tax audit or assessment challenging the allocations set forth on Form 8594 or Purchase Price Allocation Schedule, and no Party shall agree to any proposed adjustment to the allocation contained in the Form 8594 or Purchase Price Allocation Schedule by any Taxing Authority unless pursuant to a “determination” within the meaning of Code Section 1313(a).

Section 3.3Adjustments to Purchase Price. All adjustments to the Unadjusted Purchase Price shall be made (a) in accordance with the terms of this Agreement and, to the extent not inconsistent with this Agreement, in accordance with GAAP as consistently applied by Seller, (b) without duplication (in this Agreement or otherwise), and (c) with respect to matters (i) in the case of Section 3.3(b)(ii) and Section 3.3(b)(iii), for which notice is given on or before the Claim Date, and (ii) in all of the other cases set forth in Section 3.3(a) and Section 3.3(b), identified on or before the Closing. Each adjustment to the Unadjusted Purchase Price described in

Section 3.3(a) and Section 3.3(b) will be calculated in Dollars and shall be allocated among the Assets in accordance with Section 3.4. Without limiting the foregoing, to the extent that the Unadjusted Purchase Price is made by the issuance of Purchaser Parent Common Stock, the adjustments to the Unadjusted Purchase Price shall be translated to an increase or decrease (as the case may be) to the Purchaser Parent Common Stock to be issued by Purchaser pursuant to Section 3.1(a) by dividing the Dollar amount of such adjustment by the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Closing Date and rounding to the nearest whole number of shares. The result of the adjustments to Unadjusted Purchase Price pursuant to Section 3.3(a) and Section 3.3(b) shall be referred to herein as the “Adjusted Purchase Price”.

(a)The Unadjusted Purchase Price shall be adjusted upward by amounts provided for elsewhere in this Agreement or otherwise agreed upon in writing by the Parties as an upward adjustment to the Unadjusted Purchase Price.

(b)The Unadjusted Purchase Price shall be adjusted downward by the following amounts (without duplication):

(i)any reductions to the Unadjusted Purchase Price to be made in accordance with Section 4.2, reduced by any amounts for Title Benefits determined pursuant to Section 4.3 and Section 4.4;

(ii)any reductions to the Unadjusted Purchase Price to be made in accordance with Section 4.3;

(iii)any Leakage as of the Closing;

(iv)any unpaid expenses that were incurred in connection with the contemplated initial public offering of securities of Peak Resources LP and Peak Resources GP LLC that Seller has allocated to the Company and are (A) unpaid as of the Closing and (B) subject to an obligation of the Company Group to reimburse a Third Party;

(v)accrued but unpaid Taxes of the Company Group for periods ending on or before the Effective Time, if any; and

(vi)any other amount provided for elsewhere in this Agreement or otherwise agreed upon in writing by the Parties as a downward adjustment to the Unadjusted Purchase Price.

Section 3.4Allocated Values. The “Allocated Values” for the Assets (which are provided for, and allocated among, each of the Leases and Wells) are set forth on Schedule 3.4. Each adjustment pursuant to Section 3.3 shall be allocated to the particular Assets to which such adjustment relates to the extent, and in the proportion which, such adjustment relates to such Assets and to the extent that it is, in the commercially reasonable discretion of Purchaser, possible to do so. Any adjustment not allocated to a specific Asset or Assets pursuant to the immediately preceding sentence shall be allocated among each Asset in an amount equal to the Allocated Value of such Asset divided by the total Allocated Value Schedule 3.4. Seller has accepted such Allocated Values for purposes of this Agreement and the transactions contemplated hereby, but makes no representation or warranty as to the accuracy of such values. For the avoidance of doubt, the Parties agree that the Allocated Values set forth on Schedule 3.4 shall be utilized to determine if the Individual Defect Threshold and Aggregate Defect Deductible are met but all adjustments to the Unadjusted Purchase Price shall be made by utilizing the volume weighted average price of Purchaser Parent Common Stock as reported on the Nasdaq Global Market for the sixty (60) consecutive trading days prior to the Closing Date in accordance with Section 3.3.

Article 4

TITLE AND ENVIRONMENTAL MATTERS

Section 4.1Seller’s and the Company Group’s Title.

(a)WITHOUT LIMITING PURCHASER’S REMEDIES UNDER THE R&W INSURANCE POLICY, FOR TITLE DEFECTS SET FORTH IN THIS ARTICLE 4 AND PURCHASER’S RIGHT TO TERMINATE THIS AGREEMENT PRIOR TO CLOSING PURSUANT TO SECTION 11.1(F), (I) SELLER DOES NOT MAKE, SELLER EXPRESSLY DISCLAIMS, AND PURCHASER WAIVES, ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, WITH RESPECT TO THE COMPANY GROUP’S TITLE TO, OR ANY OTHER PERSON’S TITLE TO, OR ANY DEFICIENCY IN TITLE TO, ANY OF THE ASSETS OR THE DESCRIPTIONS THEREOF (INCLUDING ANY LISTINGS OF NET MINERAL ACRES, PERCENTAGE WORKING INTEREST, OR PERCENTAGE NET REVENUE INTEREST FOR ANY ASSET) AND (II) PURCHASER HEREBY ACKNOWLEDGES AND AGREES THAT, SUBJECT TO THE PROVISIONS OF SECTION 4.5, PURCHASER’S SOLE REMEDY FOR ANY DEFECT OF TITLE OR ANY OTHER TITLE MATTER, INCLUDING ANY TITLE DEFECT, WITH RESPECT TO ANY OF THE ASSETS, (i) ON OR BEFORE THE CLAIM DATE, SHALL BE AS SET FORTH IN SECTION 4.2 AND (ii) FROM AND AFTER THE CLAIM DATE (WITHOUT DUPLICATION), SHALL BE

PURSUANT TO THE SPECIAL WARRANTY BY SELLER SET FORTH IN SECTION 6.25. EXCEPT FOR THE SPECIAL WARRANTY BY SELLER SET FORTH IN SECTION 6.25 AND WITHOUT LIMITING PURCHASER’S REMEDIES UNDER THE R&W INSURANCE POLICY OR FOR TITLE DEFECTS SET FORTH IN THIS Article 4, PURCHASER HEREBY WAIVES ANY RIGHT TO ASSERT ANY TITLE DEFECT OR OTHER TITLE MATTER, OR TO OTHERWISE RECEIVE ANY ADJUSTMENT TO THE UNADJUSTED PURCHASE PRICE IN RESPECT OF, ANY TITLE DEFECT OR OTHER TITLE MATTER.

(b)NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER SHALL NOT BE ENTITLED TO PROTECTION UNDER (NOR HAVE THE RIGHT TO MAKE A CLAIM AGAINST) THE SPECIAL WARRANTY BY SELLER SET FORTH IN SECTION 6.25 FOR ANY EXCLUDED DEFECT OR ANY TITLE DEFECT ASSERTED UNDER ARTICLE 4 (OR ANY MATTER RAISED IN ANY TITLE DEFECT NOTICE) PRIOR TO THE CLAIM DATE.

Section 4.2Notice of Title Defects; Title Defect Adjustments.

(a)Title Defect Notice. To assert a claim of a Title Defect, Purchaser must deliver a claim notice to Seller (a “Title Defect Notice”) no later than 5:00 p.m., Mountain Time, on the day that is forty-five (45) days following the Execution Date (the “Claim Date”). To give Seller an opportunity to commence reviewing and curing alleged Title Defects asserted by Purchaser, Purchaser shall use Commercially Reasonable Efforts to give Seller, on or before the end of each calendar week prior to the Claim Date, written notice of all alleged Title Defects discovered by Purchaser or Purchaser’s Representatives during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Date; provided that the failure to provide any such preliminary notice shall not affect or otherwise prejudice Purchaser’s right to assert Title Defects at any time prior to the Claim Date and the remedies hereunder therefor. To be effective, each Title Defect Notice shall be in writing and include (i) a detailed description of the alleged Title Defect that is reasonably sufficient for Seller to determine the basis of the alleged Title Defect, (ii) the Lease or Well adversely affected by the Title Defect (each, a “Title Defect Property”), (iii) the Allocated Value of each Title Defect Property, (iv) all documents upon which Purchaser relies for its assertion of a Title Defect, including, at a minimum, supporting documents reasonably necessary for Seller (as well as any title attorney or examiner hired by Seller) to evaluate the existence of the alleged Title Defect (if, and to the extent, such documents are in Purchaser’s or its Representative’s possession or control or if of record or part of the Records, references to the same), and (v) the amount by which Purchaser reasonably believes the Allocated Value of each Title Defect Property is reduced by the alleged Title Defect and the computations and information upon which Purchaser’s belief is based, including any analysis by any title attorney or examiner hired by Purchaser. Notwithstanding anything herein to the contrary (except for the special warranty by Seller set forth in Section 6.25 and without limiting Purchaser’s remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser forever waives, and Seller shall have no liability for, Title Defects or any other matters that may otherwise constitute Title Defects not asserted by a Title Defect Notice meeting, in all material respects, all of the requirements set forth in the preceding sentence by the Claim Date.

(b)Seller’s Right to Cure.

(i)Seller shall have the right, but not the obligation, to cause the Company to attempt to cure, at Seller’s sole cost and expense, on or before the date that is two (2) Business Days before the Closing Date (the “Cure Period”), any Title Defects for which Seller has received a Title Defect Notice from Purchaser prior to the Claim Date. An election by Seller to cause the Company to attempt to cure a Title Defect shall be without prejudice to its rights under Section 4.6 and shall not constitute an admission against interest or a waiver of Seller’s right to dispute the existence, nature or value of, or cost to cure, such Title Defect.

(ii)At the Closing, the Unadjusted Purchase Price shall be adjusted downward by an amount equal to the sum of, subject to and after taking into account the Individual Defect Threshold and Aggregate Defect Deductible:

(A)the aggregate amount of all Title Defect Amounts (as asserted by Purchaser in good faith in accordance with Section 4.2(a) for all Title Defects that Seller has elected to cause the Company to attempt to cure at Seller’s sole cost pursuant to Section 4.2(b) and that have not been cured or that Seller has elected to dispute pursuant to Section 4.6; plus

(B)the aggregate amount of all Title Defect Amounts (as asserted by Purchaser in good faith in accordance with Section 4.2(a)) for all Title Defects that Seller or the Company attempted to cure prior to the Closing but which Purchaser has elected to dispute such cure pursuant to Section 4.6.

(iii)If (A) before the end of the Cure Period, Seller and Purchaser agree that such Title Defect has been cured, or (B) Seller and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6. that such Title Defect is fully cured, then there shall be no adjustment to the Unadjusted Purchase Price; provided, however, that, if such Title Defect has only been partially cured (or determined to be partially cured), then the Unadjusted Purchase Price shall be adjusted downward based on the Title Defect Amount for such Title Defect as partially cured, as applicable, and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6 as applicable.

(iv)If (A) upon the end of the Cure Period, Seller and Purchaser agree that such Title Defect has not been cured, or (B) Seller and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6that such Title Defect is not cured, then the Unadjusted Purchase Price shall be adjusted downward by the Title Defect Amount for such Title Defect and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6 as applicable.

(c)Remedy for Title Defects. Subject to Seller’s continuing right to dispute the existence of a Title Defect or dispute the Title Defect Amount asserted with respect thereto, subject to the right of Purchaser to dispute the adequacy of any cure attempted by Seller, and subject to the right of each Party to terminate this Agreement prior to Closing pursuant to Section 11.1, in the event that any Title Defect timely and effectively asserted by Purchaser in accordance with Section 4.2(a) is not waived in writing by Purchaser or cured by Seller prior to the end of the Cure Period, then, subject to the application of the Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.5, reduce the Unadjusted Purchase Price by the Title Defect Amount determined pursuant to Section 4.2(d) or Section 4.6; provided if such Title Defect is disputed pursuant to Section 4.6, reduce the Unadjusted Purchase Price by the Title Defect Amount determined pursuant to Section 4.6. Without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser shall be deemed to have assumed responsibility for all of the liability attributable to the applicable Title Defect asserted in the Title Defect Notice.

(d)Title Defect Amount. The amount by which the Allocated Value of a Title Defect Property is reduced as a result of the existence of a Title Defect shall be the “Title Defect Amount” and shall be determined in accordance with the following methodology, terms, and conditions:

(i)if Purchaser and Seller agree on the Title Defect Amount, that amount shall be the Title Defect Amount;

(ii)if the Title Defect is a lien, encumbrance, or other charge that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount necessary to be paid to remove the Title Defect from the Company Group’s interest in the affected Title Defect Property;

(iii)if the Title Defect reflects a discrepancy (with a proportionate decrease in the Working Interest for the affected Title Defect Property) between (A) the Net Revenue Interest for the affected Title Defect Property and (B) the Net Revenue Interest stated in Exhibit A-2 for such Title Defect Property, then the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the absolute value of such Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest stated in Exhibit A-2 for such Title Defect Property;

(iv)if the Title Defect reflects a discrepancy (based solely on gross acreage in the lands covered by the affected Lease or the undivided percentage interest in oil, gas, and other minerals covered by the affected Lease) between (A) the Net Mineral Acres for the affected Lease and (B) the Net Mineral Acres stated in Exhibit A-1 for the affected Lease, the Title Defect Amount shall be the product of the Allocated Value of such Title Defect Property multiplied by a fraction, the numerator of which is the absolute value of the Net Mineral Acre decrease for such Title Defect Property and the denominator of which is the Net Mineral Acres of such Title Defect Property stated in Exhibit A-1;

(v)if the Title Defect represents an obligation, encumbrance, burden, or charge upon or other defect in title to the Title Defect Property of a type not described in subsections (ii), (iii) or (iv) above, the Title Defect Amount shall be determined by taking into account the Allocated Value of the Title Defect Property, the portion of the Title Defect Property adversely affected by the Title Defect, the legal effect of the Title Defect, the potential economic effect of the Title Defect over the life of the Title Defect Property, the values placed upon the Title Defect by Purchaser and Seller, and such other factors as are necessary to make a proper evaluation;

(vi)the Title Defect Amount with respect to a Title Defect shall be determined without duplication of any costs or losses included in any other Title Defect Amount hereunder, or for which Purchaser otherwise receives credit in the calculation of the Adjusted Purchase Price; and

(vii)notwithstanding anything to the contrary in this Article 4, except in the case of Title Defect Amounts determined pursuant to Section 4.2(d)(ii), the aggregate Title Defect Amounts attributable to the effects of all Title Defects upon any Title Defect Property shall not exceed the Allocated Value of such Title Defect Property.

Section 4.3Title Benefits.

(a)Seller has the right, but not the obligation, to deliver to Purchaser on or before the Claim Date with respect to each Title Benefit discovered by Seller a notice (a “Title Benefit Notice”) in writing and including (i) a detailed description of the alleged Title Benefit reasonably sufficient to determine the basis of the alleged Title Benefit, (ii) the Lease or Well affected by such Title Benefit (a “Title Benefit Property”), (iii) the Allocated Value of each Title Benefit Property, (iv) all documents upon which Seller relies for the assertion of a Title Benefit, including, at a minimum, supporting documents reasonably necessary for Purchaser (as well as any title attorney or examiner hired by Purchaser) to evaluate the existence of the alleged Title Benefit, and (v) the amount by which Seller reasonably believes the Allocated Value of each Title Benefit Property is increased by such Title Benefit and the computations and information upon which Seller’s belief is based. Seller forever waives Title Benefits not asserted by a Title Benefit Notice meeting all the requirements set forth in the preceding sentence by the Claim Date. Purchaser shall, promptly upon discovery, furnish Seller with written notice of any Title Benefit discovered by Purchaser or its Representatives while conducting Purchaser’s due diligence with respect to the Properties prior to the Claim Date.

(b)With respect to each Title Benefit Property affected by Title Benefits reported under Section 4.3(a), the downward adjustment to the Unadjusted Purchase Price pursuant to Section 3.3(b)(i) for Title Defects Amounts shall be decreased by an amount (the “Title Benefit Amount”) equal to the increase in the Allocated Value for such Title Benefit Property, as determined pursuant to Section 4.3(c). For the avoidance of doubt, the application of any Title Benefit Amounts to the Unadjusted Purchase Price shall be applicable only as an offset to those Title Defect Amounts that would otherwise result in a downward adjustment to the Unadjusted Purchase Price pursuant to Section 4.2(c) and Section 3.3(b)(i).

(c)The Title Benefit Amount resulting from a Title Benefit shall be the amount by which the Allocated Value of the Title Benefit Property affected by such Title Benefit is increased as a result of the existence of such Title Benefit and shall be determined in accordance with the following methodology, terms, and conditions:

(i)if Purchaser and Seller agree on the Title Benefit Amount, that amount shall be the Title Benefit Amount;

(ii)if the Title Benefit reflects a difference (with a proportional increase in the Working Interest for the affected Title Defect Property) between (A) the Net Revenue Interest for the affected Title Benefit Property and (B) the Net Revenue Interest stated in Exhibit A-2 for such Title Benefit Property, then the Title Benefit Amount shall be the product of the Allocated Value of such Title Benefit Property multiplied by a fraction, the numerator of which is the absolute value of such Net Revenue Interest increase and the denominator of which is the Net Revenue Interest stated in Exhibit A-2 for such Title Benefit Property;

(iii)if the Title Benefit reflects a difference (based solely on gross acreage in the lands covered by the affected Lease or the undivided percentage interest in oil, gas, and other minerals covered by the affected Lease) between (A) the Net Mineral Acres for the affected Lease and (B) the Net Mineral Acres stated in Exhibit A-1 for such Lease, the Title Benefit Amount shall be the product of the Allocated Value of such Title Benefit Property multiplied by a fraction, the numerator of which is the Net Mineral Acres increase for such Title Benefit Property and the denominator of which is the Net Mineral Acres of such Title Benefit Property stated in Exhibit A-1; and

(iv)if the Title Benefit is of a type not described in subsections (ii) or (iii) above, the Title Benefit Amount shall be determined by taking into account the Allocated Value of the Title Benefit Property, the portion of the Title Benefit Property benefitted by the Title Benefit, the legal effect of the Title Benefit, the potential economic effect of the Title Benefit over the life of the Title Benefit Property, the values placed upon the Title Benefit by Purchaser and Seller, and such other factors as are necessary to make a proper evaluation.

(d)If the Parties cannot reach an agreement on alleged Title Benefits and Title Benefit Amounts prior to Closing, the provisions of Section 4.6 shall apply.

Section 4.4Notice of Environmental Defects; Environmental Defect Adjustments.

(a)Environmental Defect Notice. To assert a claim of an Environmental Defect, Purchaser must deliver a claim notice to Seller (an “Environmental Defect Notice”) no later than the Claim Date. To give Seller an opportunity to commence reviewing and curing alleged Environmental Defects asserted by Purchaser, Purchaser shall use Commercially Reasonable Efforts to give Seller, on or before the end of each calendar week prior to the Claim Date, written notice of all alleged Environmental Defects discovered by Purchaser or Purchaser’s Representatives during such calendar week, which notice may be preliminary in nature and supplemented prior to the Claim Date; provided that the failure to provide any such preliminary notice shall not affect or otherwise prejudice Purchaser’s right to assert Environmental Defects at any time prior to the Claim Date and the remedies hereunder therefor. To be effective, each Environmental Defect Notice shall be in writing and include (i) a reasonably detailed description of the alleged Environmental Defect (including the specific Environmental Law provision(s) forming the basis for the claim) and the Assets adversely affected by such alleged Environmental Defect (each, an “Environmental Defect Property”), (ii) the Allocated Value of the Environmental Defect Property (or portions thereof) affected thereby, (iii) all material documents upon which Purchaser relies for its assertion of such Environmental Defect, including, at a minimum, supporting documents reasonably necessary to determine the existence of the alleged Environmental Defect and the applicable Remediation Amount (if, and to the extent, such documents are in Purchaser’s or its Representatives’ possession or control) and (iv) a reasonably detailed calculation (recognizing any access limitations) of the Remediation Amount that Purchaser asserts is attributable to such alleged Environmental Defect, which shall describe in reasonable detail the Remediation proposed for the alleged Environmental Defect and identify all material assumptions used by Purchaser or its Representatives in calculating the Remediation Amount, including the standards Purchaser or its Representatives assert must be met to comply with applicable Environmental Laws or applicable leases. Purchaser may not assert an Environmental Defect for any matter disclosed with a reasonably detailed description on Schedule 6.17 or Schedule 6.18. Except for the representations and warranties of Seller in Section 6.17 and Section 6.18 and without limiting Purchaser’s remedies under the R&W Insurance Policy and Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f) and Section 11.1(d) in respect of such representations and warranties of Seller in Section 6.17 and Section 6.18, Purchaser forever waives, and Seller shall have no liability under this Agreement, Environmental Law, applicable leases or otherwise, for, Environmental Defects or any other matters that may constitute Environmental Defects that are not asserted by an Environmental Defect Notice meeting, in all material respects, all of the requirements set forth in the preceding sentence by the Claim Date.

(b)Seller’s Right to Cure.

(i)Seller shall have the right, but not the obligation, to cause the Company to attempt to cure, at Seller’s sole cost and expense, before the end of the Cure Period, any Environmental Defects for which Seller has received an Environmental Defect Notice from Purchaser prior to the Claim Date. An election by Seller to cause the Company to attempt to cure an Environmental Defect shall be without prejudice to Seller’s rights under Section 4.6 and shall not constitute an admission against interest or a waiver of Seller’s right to dispute the existence, nature or value of, or cost to cure or remediate, such Environmental Defect.

(ii)At the Closing, the Unadjusted Purchase Price shall be adjusted downward by an amount equal to the sum of, subject to and after taking into account the Individual Defect Threshold and Aggregate Defect Deductible:

(A)the aggregate amount of all Remediation Amounts (as asserted by Purchaser in good faith in accordance with Section 4.4(a)) for all Environmental Defects that Seller has elected to cause the Company to attempt to cure at Seller’s sole cost pursuant to Section 4.4(b) and that have not been cured or that Seller has elected to dispute pursuant to Section 4.6; plus

(B)the aggregate amount of all Remediation Amounts (as asserted by Purchaser in good faith in accordance with Section 4.4(a)) for all Environmental Defects that Seller or the Company attempted to cure prior to the Closing but which Purchaser has elected to dispute such cure pursuant to Section 4.6.

(iii)If (A) before the end of the Cure Period, Seller and Purchaser agree that such Environmental Defect has been cured, or (B) Seller and Purchaser cannot agree, and it is determined by the Consultant(s) pursuant to Section 4.6 that such Environmental Defect is fully cured, then there shall be no adjustment to the Unadjusted Purchase Price; provided, however, that, if such Environmental Defect has only been partially cured (or determined to be partially cured), then the Unadjusted Purchase Price shall be adjusted downward based on the Remediation Amount for such Environmental Defect as partially cured and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(iv)If (A) upon the end of the Cure Period, Seller and Purchaser agree that such Environmental Defect has not been cured, or (B) Seller and Purchaser cannot agree, and it is determined by the Consultant(s) that such Environmental Defect is not cured, then the Unadjusted Purchase Price shall be adjusted downward by the Remediation Amount for such Environmental Defect and such adjustment and releases shall be reflected in the calculations, and any further reconciliation, if necessary, shall be completed, under Section 10.4(b) or Section 4.6, as applicable.

(c)Remedy for Environmental Defects. Subject to Seller’s continuing right to dispute the existence of an Environmental Defect or the Remediation Amount asserted with respect thereto, subject to the right of Purchaser to dispute the adequacy of any cure attempted by Seller, and subject to the right of each Party to terminate this Agreement prior to Closing pursuant to Section 11.1, in the event that any Environmental Defect timely and effectively asserted by Purchaser in accordance with Section 4.4(a) is not waived in writing by Purchaser or cured prior to the end of the Cure Period, Seller shall, subject to the applicable Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.5, reduce the Unadjusted Purchase Price by the Remediation Amount relating to such Environmental Defect; provided if such Environmental Defect is disputed pursuant to Section 4.6, reduce the Unadjusted Purchase Price by the Remediation Amount determined pursuant to Section 4.6. Without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy or Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), Purchaser shall be deemed to have assumed responsibility for all of the liability attributable to the applicable Environmental Defect asserted in the Environmental Defect Notice.

(d)Exclusive Remedy. Except for the representations and warranties of Seller set forth in Section 6.17 and Section 6.18, Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(d) in respect of such representations and warranties, Purchaser’s right to terminate this Agreement prior to Closing pursuant to Section 11.1(f), and Purchaser’s remedies under the R&W Insurance Policy, the provisions set forth in Section 4.2(c) and Section 4.4(c) shall be the sole and exclusive right and remedy of Purchaser with respect to the Company Group’s failure to have Defensible Title to any Asset or any other title matter and with respect to any Environmental Defect affecting any Asset, respectively.

(e)Without limiting the disclaimers and acknowledgements set forth in Article 8:

(i)SUBJECT TO, AND WITHOUT LIMITATION OF, SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.17 AND SECTION 6.18 (AS RELATED TO PERMITS UNDER ENVIRONMENTAL LAWS) AND PURCHASER’S RIGHTS UNDER THE R&W INSURANCE POLICY RELATED TO SUCH REPRESENTATIONS AND WARRANTIES, PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) FROM AND AFTER CLOSING WAIVES AND RELEASES ANY REMEDIES OR CLAIMS (WHETHER KNOWN OR UNKNOWN, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, AND WHETHER ARISING AT LAW OR IN EQUITY) THAT IT MAY HAVE AGAINST SELLER OR SELLER’S AFFILIATES UNDER APPLICABLE LAWS WITH RESPECT TO ENVIRONMENTAL DEFECTS (INCLUDING ANY CLAIMS ARISING UNDER CERCLA OR OTHER ENVIRONMENTAL LAWS) OR OTHER ENVIRONMENTAL MATTERS, EXCEPT SOLELY FOR THOSE REMEDIES SET FORTH IN THIS ARTICLE 4.

(ii)SUBJECT TO AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS AND REMEDIES UNDER THIS AGREEMENT AND THE R & W INSURANCE POLICY, PURCHASER ACKNOWLEDGES THAT (A) THE ASSETS HAVE BEEN USED FOR EXPLORATION, DEVELOPMENT, PRODUCTION, GATHERING, AND TRANSPORTATION OF OIL AND GAS AND THERE MAY BE PETROLEUM, PRODUCED WATER, WASTES, SCALE, NORM, HAZARDOUS SUBSTANCES, OR OTHER SUBSTANCES OR MATERIALS LOCATED IN, ON, OR UNDER THE ASSETS OR ASSOCIATED WITH THE ASSETS; (B) EQUIPMENT AND SITES INCLUDED IN THE ASSETS MAY CONTAIN ASBESTOS, NORM, OR OTHER HAZARDOUS SUBSTANCES; (C) NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, PIPELINES, MATERIALS, AND EQUIPMENT AS SCALE, OR IN OTHER FORMS; (D) THE WELLS, MATERIALS, AND EQUIPMENT LOCATED ON THE ASSETS OR INCLUDED IN THE ASSETS MAY CONTAIN NORM AND OTHER WASTES OR HAZARDOUS SUBSTANCES; (E) NORM CONTAINING MATERIAL OR OTHER WASTES OR HAZARDOUS SUBSTANCES MAY HAVE COME IN CONTACT WITH VARIOUS ENVIRONMENTAL MEDIA, INCLUDING WATER, SOILS, OR SEDIMENT; AND (F) SPECIAL PROCEDURES MAY BE REQUIRED FOR THE ASSESSMENT, REMEDIATION, REMOVAL, TRANSPORTATION, OR DISPOSAL OF ENVIRONMENTAL MEDIA, WASTES, ASBESTOS, NORM, AND OTHER HAZARDOUS SUBSTANCES FROM THE ASSETS.

(iii)EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY OTHER AGREEMENT OR INSTRUMENT DELIVERED HEREUNDER, SELLER DOES NOT MAKE, SELLER EXPRESSLY DISCLAIMS, AND PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) WAIVES ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS OR IMPLIED, ORAL OR WRITTEN, WITH RESPECT TO THE PRESENCE OR ABSENCE OF ASBESTOS, NORM, OR OTHER WASTES OR HAZARDOUS SUBSTANCES IN OR ON THE ASSETS IN QUANTITIES TYPICAL FOR OILFIELD OPERATIONS IN THE AREAS WHERE THE ASSETS ARE LOCATED.

Section 4.5Limitations on Applicability.

(a)The right of Purchaser or Seller to assert a Title Defect, Environmental Defect or Title Benefit, respectively, under this Article 4 shall terminate on the Claim Date, except that until the alleged Title Defect, Environmental Defect, Title Benefit, Title Defect Amount, cure, Remediation Amount or Title Benefit Amount, as applicable, is resolved in accordance with this Agreement, there shall be no termination of Purchaser’s or Seller’s rights under this Article 4 with respect to any alleged Title Defect, Environmental Defect, Title Benefit, Title Defect Amount, cure, Remediation Amount or Title Benefit Amount properly reported in accordance with Section 4.6 on or before the Claim Date. Subject to and without limitation of Purchaser’s rights and remedies under the R&W Insurance Policy, if a matter which would constitute a Title Defect or Environmental Defect under this Article 4 (if a claim for such matter were asserted) results from any matter that could also result in the breach of any representation or warranty of Seller or the Company as set forth in Article 5 or Article 6, and Purchaser has knowledge of such matter prior to the Claim Date, then Purchaser shall be precluded from also asserting such matter as the basis of a breach of any such representation or warranty for purposes of Section 9.2(a).

(b)Notwithstanding anything to the contrary in this Agreement, in no event shall there be any adjustments to the Unadjusted Purchase Price or other remedies available in respect of (i) (A) Title Defects under this Article 4 for any Title Defect Amount with respect to an individual Title Defect Property, if such amount does not exceed in the aggregate $75,000 with respect to such Title Defect, and (B) Environmental Defects under this Article 4 for any Remediation Amount with respect to an individual Environmental Defect Property, if such amount does not exceed $75,000 with respect to such Environmental Defect (each, an “Individual Defect Threshold”), and (ii) Title Defects or Environmental Defects under this Article 4 unless the amount of all such Title Defect Amounts and Remediation Amounts (provided that each such Title Defect Amount and Remediation Amount exceeds the applicable Individual Defect Threshold) in the aggregate (excluding any Title Defect Amounts with respect to Title Defects or Remediation Amounts with respect to Environmental Defects cured by Seller in accordance with this Article 4) exceeds $250,000 (the “Aggregate Defect Deductible”), after which point, subject to the applicable Individual Defect Threshold and Section 4.3(b), Purchaser shall be entitled to adjustments to the Unadjusted Purchase Price only with respect to Title Defect Amounts and Remediation Amounts in excess of such Aggregate Defect Deductible and only to the extent that Title Defect Amounts and Remediation Amounts in the aggregate exceed the Aggregate Defect Deductible.

(c)Without prejudice to any of the other dates by which performance or the exercise of rights is due hereunder, or the Parties’ rights or obligations in respect thereof, the Parties hereby acknowledge that, as set forth more fully in Section 14.13, time is of the essence in performing their obligations and exercising their rights under this Article 4, and, as such, that each and every date and time by which such performance or exercise is due shall be the firm and final date and time.

Section 4.6Title and Environmental Disputes.

(a)The Parties shall attempt to agree on all Title Defects, Environmental Defects, Title Benefits, Title Defect Amounts, Remediation Amounts and Title Benefit Amounts prior to Closing. If, on or before the Closing, the Parties are unable to agree on an alleged Title Defect, Environmental Defect or Title Benefit (including, in the case of Title Defects or Environmental Defects, the adequate cure therefor) or Title Defect Amount, Remediation Amount or Title Benefit Amount (the “Disputed Matters”), such dispute(s), and only such dispute(s), shall be exclusively and finally resolved in accordance with the following provisions of this Section 4.6. By not later than two (2) Business Days prior to the Closing Date, Seller shall provide to Purchaser in the case of Title Defects, Environmental Defects, Title Defect Amounts and Remediation Amounts, and Purchaser shall provide to Seller in the case of Title Benefits and Title Benefit Amounts, a written notice that such Party is disputing the Disputed Matters, such notice to describe in reasonable detail the nature and specifics of the dispute, together with all supporting documentation for such dispute (with such Party providing the notice being referred to herein as the “Disputing Party”). Purchaser, with respect to Title Benefits, and Seller, with respect to Title Defects and Environmental Defects, shall be deemed to have conclusively waived any dispute or disagreement with respect to unresolved Title Defects, Environmental Defects or Title Benefits which such Party fails to submit for resolution as provided in this Section 4.6(a) and the Title Defect Amount, Remediation Amount or Title Benefit Amount, as applicable, set forth in the Title Defect Notice, Environmental Defect Notice or Title Benefit Notice, respectively, shall be deemed accepted by the Parties.

(b)The Disputed Matters shall be submitted to (i) in the case of Title Defects or Title Benefits, an attorney with at least ten (10) years’ experience examining oil and gas titles in the geographic area where the Assets subject to such dispute are located, and (ii) in the case of Environmental Defects, an environmental attorney practicing with at least ten (10) years in the jurisdiction and geographic area where the Assets subject to such dispute are located (each such Person, a “Consultant”); provided, however, that the Consultant(s) shall not have performed professional services for any Party or any of its Affiliates during the previous five (5) years, shall have no ethical conflict in serving as the Consultant and shall at all times remain neutral. In the event Seller and Purchaser are unable to agree on any Consultant within thirty (30) days after receipt of the initiating notice, Seller on the one hand and Purchaser on the other hand will each appoint one Consultant within twenty (20) days thereafter and the two Consultants so appointed will appoint a third Consultant within twenty (20) days after the second Consultant is appointed, and the three Consultants so appointed will resolve such matter.

(c)Within ten (10) Business Days following the selection of the Consultant(s), the Parties shall submit one copy to the Consultant(s) of (i) this Agreement, with specific reference to this Section 4.6 and the other applicable provisions of this Article 4, (ii) the Title Defect Notice, Environmental Defect Notice or Title Benefit Notice, as applicable, (iii) the Disputing Party’s written description of the Disputed Matters, together with the supporting documents that were provided to the other Party, and (iv) the other Party’s written position on the Disputed Matters, together with the supporting documents that were provided to the Disputing Party. Purchaser may only assert violations or defects set forth in the applicable Title Defect Notice or Environmental Defect Notice and may not assert any new or additional defect, violation of law or dispute in such written statement. The Consultant(s) shall resolve the Disputed Matters based only on the foregoing submissions. Neither Purchaser nor Seller shall have the right to submit additional documentation to the Consultant(s) nor to demand discovery on the other Party.

(d)The Consultant(s) shall make its determination by written decision within thirty (30) days following receipt of the written statements described in Section 4.6(c) (the “Consultant Decision”). The Consultant Decision shall be in writing and final and binding upon the Parties, without right of appeal, and shall be enforceable against the Parties in any court of competent jurisdiction. In making its determination, the Consultant(s) shall be bound by the provisions of this Article 4. The Consultant(s) may consult with and engage disinterested Third Parties to advise the Consultant(s), but shall disclose to the Parties the identities of such Third Parties and shall only use such Third Parties to the extent necessary to resolve the Disputed Matters. In determining the proper value attributable to a Disputed Matter, the Consultant(s) shall not assign a value to a Title Defect or Environmental Defect higher than the value asserted by Purchaser nor assign a value to a Title Benefit higher than the value asserted by Seller, as applicable.

(e)The Consultant(s) shall act as an expert for the limited purpose of determining the specific Disputed Matter and shall not act as arbitrators, shall not consider, hear or decide any matters except the specific Disputed Matters presented to them and shall not award damages, interest or penalties (including punitive or exemplary damages, lost profits, consequential, special or indirect damages) to either Party. In addition, the Consultant(s) shall agree in writing to keep strictly confidential the specifics and existence of any Disputed Matters submitted as well as all proprietary records of the Parties, if any, reviewed by the Consultant(s) in the process of resolving such Disputed Matters.

(f)Each Party shall each bear its own legal fees and other costs of preparing and presenting its case. The fees, costs, and expenses of each Consultant pursuant to this Section 4.6 shall be borne by Seller, on the one hand, and by Purchaser, on the other hand, based upon the percentage that the amount actually contested but not awarded to Seller or Purchaser, respectively, bears to the aggregate amount actually contested by Seller and Purchaser.

(g)Subject to the provisions in Section 9.1(d) and Section 9.2(d), nothing herein shall operate to cause the Closing to be delayed on account of any unresolved dispute involving Title Defects, Environmental Defects, Title Defect Amounts, Remediation Amounts, Title Benefits and/or Title Benefit Amounts or any arbitration conducted pursuant to this Section 4.6, and to the extent any adjustments are not agreed upon by Seller and Purchaser in writing as of the Closing, the Unadjusted Purchase Price shall not be adjusted therefor at the Closing, and subsequent adjustments to the Unadjusted Purchase Price, if any, will be made pursuant to this Section 4.6 or Section 10.4(b).

Section 4.7Casualty or Condemnation Loss. If, after the Execution Date, but prior to the Closing Date, any portion of the Assets is damaged, destroyed, or made unavailable or unusable for the intended purpose by fire or other casualty or is taken in condemnation or under right of eminent domain (each a “Casualty Loss”), Seller shall promptly notify Purchaser in writing thereof and provide Purchaser with all reasonably requested information with respect thereto, including allowing Purchaser and its Representatives to visit and survey the damage resulting therefrom (as applicable) and Purchaser shall nevertheless be required to close and (i) there shall be no reduction of the Unadjusted Purchase Price in respect of such Casualty Loss, and (ii) upon Closing, Purchaser and the Company shall be entitled to all rights of Seller or the Company to any insurance proceeds (whenever received) under insurance policies issued by Third Parties to Seller or its Affiliates (including the Company), to condemnation awards (whenever received) and to other claims against Third Parties with respect to the Casualty Loss and Seller shall, and shall cause its Affiliates to, enter into customary agreements pursuant to which Seller or its Affiliates, as applicable, will deliver to Purchaser all sums paid to Seller or its Affiliates in respect of such Casualty Loss and neither Seller nor the Company shall assign, convey or distribute any such proceeds to any other Person. Further, Seller shall use Commercially Reasonable Efforts between the occurrence of any Casualty Loss occurring after the Execution Date and prior to Closing to (A) make any applicable insurance claims and obtain any potential insurance recoveries therefor and (B) pursue or otherwise preserve all rights and claims against Persons associated therewith.

Article 5

REPRESENTATIONS AND WARRANTIES OF SELLER

Section 5.1Generally.

(a)Any representation or warranty qualified “to Seller’s knowledge” or with any similar knowledge qualification in this Article 5 is limited to matters within the Actual Knowledge of the individuals listed in Schedule 5.1(a).

(b)Subject to Section 5.1(a), the disclaimers and waivers contained in, and the other terms and conditions of, this Agreement, and the exceptions and matters set forth on the Schedules attached to this Agreement, Seller represents and warrants to Purchaser the following:

Section 5.2Existence and Qualification. Seller is duly formed, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, as applicable, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

Section 5.3Power. Seller has all requisite partnership power and authority to own, lease and operate its property (including the Company Interests and, indirectly, the Assets) and to carry on its business as now conducted. Seller has the requisite partnership power to enter into, execute, deliver and perform this Agreement and each Transaction Document to which Seller is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 5.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by Seller at Closing and all other Transaction Documents to which Seller is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary partnership action. This Agreement has been duly executed and delivered by Seller (and all documents required hereunder to be executed and delivered by Seller at Closing and all other Transaction Documents will be duly executed and delivered by Seller) and no other partnership proceedings on the part of Seller are necessary to approve and authorize the execution, delivery and performance by Seller of this Agreement and the other Transaction Documents to which Seller is a party or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Seller, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 5.5No Conflicts. Except as set forth on Schedule 5.5, and assuming the receipt of all consents and approvals from Third Parties in connection with the transactions contemplated hereby and the waiver of or compliance with all Preferential Rights applicable to the transactions contemplated hereby, the execution, delivery, and performance of this Agreement and the other Transaction Documents by Seller, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of Seller, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, Permit or other Contract to which Seller is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to Seller, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to Seller in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except, in the event of any matters described in subsections (b), (c) or (d) above, that would not have a Material Adverse Effect.

Section 5.6Capitalization.

(a)Seller is the direct owner, holder of record and beneficial owner of 100% of the Company Interests, free and clear of all Encumbrances, other than those transfer restrictions arising pursuant to applicable federal or state securities Laws.

(b)At the Closing, the consummation of the transactions contemplated herein will vest Purchaser with good and valid title to the Company Interests, free and clear of all Encumbrances, other than (i) those transfer restrictions arising pursuant to applicable federal or state securities Laws or (ii) Encumbrances arising exclusively by, through or under Purchaser or its Affiliates from and after Closing.

Section 5.7Liability for Brokers’ Fees. Purchaser shall not directly or indirectly have any responsibility, liability, or expense, as a result of undertakings or agreements of Seller or any of its Affiliates (including the Company Group), for brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.

Section 5.8Litigation. Except as set forth on Schedule 5.8, there are no Proceedings pending, or to Seller’s knowledge, threatened, with respect to Seller that would materially impair Seller’s ability to perform its obligations under this Agreement or any other Transaction Document, or which is reasonably likely to materially impair or delay Seller’s ability to perform its obligations under this Agreement or any other Transaction Document, or which seeks to enjoin, alter, challenge, delay or prevent the consummation of the transactions contemplated by this Agreement by Seller. Notwithstanding the foregoing, Seller makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry.

Section 5.9Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar Proceedings pending against, being contemplated by, or, to Seller’s knowledge, threatened against Seller.

Section 5.10Credit Support. Schedule 5.10 sets forth a complete and accurate list of all bonds, letters of credit, guarantees and similar instruments posted or entered into by Seller or any of its Affiliates in support of the Company Group with Third Parties.

Article 6

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY GROUP AND THE ASSETS

Section 6.1Generally.

(a)Any representation or warranty qualified “to the Company’s knowledge” or with any similar knowledge qualification in this Article 6 is limited to matters within the Actual Knowledge of the individuals listed in Schedule 6.1(a).

(b)Subject to Section 6.1(a), the disclaimers and waivers contained in and the other terms and conditions of this Agreement, and the exceptions and matters set forth on the Schedules attached to this Agreement, the Company represents and warrants to Purchaser the following:

Section 6.2Existence and Qualification. The Company is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

Section 6.3Power. The Company has all requisite company power to own, lease, and operate its properties and to carry on its business as is now being conducted except, where the failure to have such power, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect. The Company has the requisite company power to enter into and perform this Agreement and each other Transaction Document to which the Company is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 6.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by the Company at Closing and all other Transaction Documents to which Company is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action on the part of the Company. This Agreement has been duly executed and delivered by the Company (and all documents required hereunder to be executed and delivered by the Company at Closing and all other Transaction Documents will be duly executed and delivered by the Company) and no other limited liability company proceedings on the part of the Company are necessary to approve and authorize the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of the Company, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 6.5No Conflicts. Except as set forth on Schedule 6.5, and assuming the receipt of all consents and approvals from Third Parties in connection with the transactions contemplated hereby and the waiver of or compliance with all Preferential Rights applicable to the transactions contemplated hereby, the execution, delivery, and performance of this Agreement and the other Transaction Documents by the other Parties, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of the Company Group, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, Permit, Lease, Material Contract to which any member of the Company Group is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to any member of the Company Group, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to any member of the Company Group in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except, in the event of any matters described in subsections (b), (c) or (d) above, that would not have a Material Adverse Effect.

Section 6.6Capitalization.

(a)Schedule 6.6(a) sets forth a true, correct and complete list that accurately reflects all of the issued and outstanding Interests of the Company. Seller directly owns all of the issued and outstanding Interests of the Company, free and clear of all Encumbrances, other than those transfer restrictions arising pursuant to applicable federal or state securities Laws.

(b)Neither Seller nor the Company has issued or agreed to issue any: (i) Interests; (ii) option, warrant, subscription, call, or any right or privilege capable of becoming an agreement or option, convertible securities or other rights, agreements, arrangements or commitments, including any appreciation rights, agreements, arrangements, rights of first offer, rights of first refusal, tag along rights, drag along rights, subscription rights, or commitments or other rights or Contracts of any kind or character, contingent or not, for the purchase, subscription, allotment or issue of any Interests of the Company or otherwise obligating Seller or the Company to issue, transfer, convey, assign, sell, pledge, dispose of or encumber any of the Interests in the Company; (iii) stock appreciation right, phantom stock, interest in the ownership or earnings of the Company or other equity equivalent or equity-based award or right; or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests having the right to vote. There are no outstanding or authorized equity appreciation, phantom equity, profit participation or other rights to participate in the revenues, profits or equity (or the value thereof) or similar rights affecting the Company Interests.

(c)Without limiting the generality of the foregoing, neither Seller nor the Company are subject to any voting trust, proxy, member or partnership agreement or voting agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of the Company Interests. Neither Seller nor the Company have any obligation to make any dividend or distribution of any kind with respect to any of the Company Interests, or to provide funds (in the form of a capital contribution) to, or make any investment (in the form of a capital contribution) in, any other Person or to register under federal or state securities Laws any of the Company Interests. There are no preemptive rights, rights of first refusal or first offer, option grants or exercise rights, voting or veto rights, voting trusts, change of control or similar rights, anti- dilution protections or other rights that any equity holder, officer, employee, manager or director of the Company either is or would be entitled to invoke as a result of the transactions contemplated by this Agreement.

(d)The Company Interests are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights, rights of first refusal, right of first offer, purchase option, call option, or other similar rights of any Person.

(e)True, correct, and complete copies of the Organizational Documents of the Company Group have been made available to Purchaser and reflect all material amendments and modifications made thereto at any time prior to the Execution Date. Neither Seller nor any member of the Company Group are in material violation of any of the provisions of such Organizational Documents.

Section 6.7Subsidiaries. Schedule 6.7 sets forth a true, correct, and complete list of all Subsidiaries of the Company, and, except for such Subsidiaries, the Company does not own, nor has the Company owned at any time, either directly or indirectly, any Interests in any Person. Each Subsidiary is duly formed, validly existing and in good standing under the Laws of the state of its formation and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect, as applicable.

Section 6.8Litigation. Except as set forth on Schedule 6.8, there are no Proceedings pending, or to the Company’s knowledge, threatened, against the Company Group, any Affiliate Operator with respect to the Assets, the Company Interests or the Assets or otherwise relating to or with respect to the Assets, the Company Interests, the Company Group or any Affiliate Operator with respect to the Assets, including any Proceedings pending or to the Company’s knowledge, threatened against Seller. Notwithstanding the foregoing, the Company makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry, other than any such Proceedings in which any member of the Company Group is a named party. There exist no material unsatisfied Orders against the Company Group, any Affiliate Operator with respect to the Assets or, to the Company’s knowledge, the Assets that could result in impairment or loss of the Company’s interest in any part of the Assets.

Section 6.9Taxes and Assessments. Except as disclosed in Schedule 6.9, as of the Execution Date:

(a)All material Tax Returns required to be filed by, or with respect to, the Company Group and the Assets have been timely filed (taking into account any valid extensions), and all such Tax Returns are true, complete and correct in all material respects. All material Taxes due and owing by or with respect to the Company Group and the Assets have been paid in full (whether or not shown to be due on such Tax Returns).

(b)The Company Group has deducted or withheld and paid over to a Taxing Authority all material Taxes required to have been deducted or withheld in connection with amounts paid or owing to any employee, contract worker, creditor, customer, member or other party, and the Company Group has complied in all material respects with all information reporting and backup withholding provisions of applicable Law, including maintenance of required records with respect thereto (including IRS Forms W-2 and 1099 and other applicable forms).

(c)No extension or waiver of any statute of limitations has been given or requested for the assessment or payment of any Tax of or with respect to the Company Group (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business).

(d)No Tax deficiency, dispute or claim has been asserted or assessed in writing by any Taxing Authority against any of member of the Company Group (or to the Company’s knowledge, has been threatened or proposed), except for any deficiency, dispute or claim that has been fully paid and resolved.

(e)There is no pending or threatened audit, demand, claim, proposed adjustment, assessment, examination or other administrative or court proceeding with respect to any Taxes of, or with respect to, the Company Group and neither the Company Group nor Seller has received written notice of any such Tax Proceeding (and, to the Company’s knowledge, no such Tax Proceeding has been threatened).

(f)There are no Encumbrances for Taxes upon any Asset, other than Permitted Encumbrances.

(g)The Company Group is not a party to or bound by any Tax indemnification, Tax allocation, Tax sharing or similar agreement (excluding, for this purpose, any commercial agreement that is not primarily related to Taxes, such as leases, licenses, purchase agreements or credit agreements).

(h)No member of the Company Group has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(i)No member of the Company Group has participated in or been party to any “listed transaction,” as defined Section 6707A(c)(2) of the Code and Treasury Regulations Section 1.6011-4(b)(2).

(j)The Company is, and at all times since its formation has been, properly classified as a disregarded entity for federal Income Tax purposes, and no election or Tax Return to the contrary has been filed. Each Subsidiary is, and at all times since its formation has been, a disregarded entity for federal Income Tax purposes, and no election or Tax Return to the contrary has been filed.

(k)No claim has been made in the last five (5) years by a Taxing Authority in a jurisdiction where the Company Group does not file Tax Returns or pay Taxes that the Company or any Asset may be subject to Taxes or Tax Return filing obligations in such jurisdiction.

(l)No member of the Company Group has ever been a member of an affiliated, consolidated, combined or unitary group or participated in any other arrangement whereby any income, revenues, receipts, gain or loss was determined or taken into account for Tax purposes with reference to or in conjunction with any income, revenues, receipts, gain, loss, asset or liability of any other Person other than a group of which a member of the Company Group was parent.

(m)The Company Group has no liability for Taxes of any Person outside the Company Group as a transferee, successor, by contract (excluding any commercial contracts, including agreements with customers, vendors, lessors or lenders, in each case, entered into the ordinary course of business and that do not relate primarily to Taxes) or otherwise as a matter of Law.

(n)No member of the Company Group will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any: (i) change in method of accounting for a Pre-Closing Tax Period, including by reason of the application of Section 481 of the Code (or any analogous provision of state, local or non-U.S. Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Closing Date; (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) entered into in a Pre-Closing Tax Period; (iv) use of an improper method of accounting or the cash method of accounting for a Pre-Closing Tax Period; (v) installment sale or open transaction disposition made on or prior to the Closing Date; or (vi) prepaid amount received or deferred revenue accrued outside of the Ordinary Course of Business on or prior to the Closing Date.

(o)No member of the Company Group has any material unpaid liability in respect of escheat or unclaimed property.

(p)No member of the Company Group has: (i) has entered into any agreement or arrangement with any Taxing Authority primarily concerning Taxes that would be terminated or adversely affected as a result of the transactions contemplated by this Agreement; or (ii) has commenced a voluntary Tax disclosure proceeding in any state, local or non-U.S. jurisdiction that has not been fully resolved.

(q)No member of the Company Group is engaged in a trade or business, has a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of its formation.

(r)The Company Group has properly: (i) collected and remitted material sales, use, valued added and similar Taxes, and (ii) retained, to the extent required under applicable Law, any appropriate Tax exemption certificates and other documentation qualifying such sale, lease or provision of services as exempt.

(s)No private letter rulings, technical advice memoranda or similar agreements or rulings have been requested, entered into or issued by any Taxing Authority with respect the Company Group or any Asset.

(t)No Asset is properly classified as a partnership interest for any Tax purposes.

Section 6.10Capital Commitments. Except as set forth on Schedule 6.10, as of the Effective Time and as of the Execution Date, there were no outstanding AFEs or other capital commitments binding on the Assets or the Company Group that could reasonably be expected to require expenditures by the Company after the Effective Time in excess of $250,000, net to the interests of the Company.

Section 6.11Compliance with Laws. The Company and Affiliate Operator (with respect to the Assets) are, and have been since the Ownership Reference Date, in compliance with, and, the Assets (and in the case of Assets not operated by Company or an Affiliate Operator, to the Company’s knowledge) are being, and have been since the Ownership Reference Date operated in compliance with, all applicable Laws in all material respects. The Company nor any Affiliate Operator (with respect to the Assets) has received since the Ownership Reference Date written notice of any material violation of or non-compliance with, or alleged material violation of or non-compliance with any Laws, which remains uncured.

Section 6.12Material Contracts.

(a)Schedule 6.12 sets forth all Applicable Contracts as of the Effective Time of the type described below, in each case, to which any member of the Company Group is a party (or is a successor or assign of a party) or by which any member of the Company Group or the Assets are bound (collectively, the “Material Contracts”):

(i)any Contract that can reasonably be expected to result in aggregate payments by the Company Group of more than $100,000, net to the Company Group’s interest, during the current or any subsequent calendar year (in each case based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), except for (A) any such Contract that terminates or can be terminated by the Company on not greater than ninety (90) days’ notice without penalty, and (B) customary joint operating agreements entered into in the Ordinary Course of Business;

(ii)any Contract that can reasonably be expected to result in aggregate revenues to the Company Group of more than $100,000, net to the Company Group’s interest, during the current or any subsequent calendar year (in each case, based solely on the terms thereof and current volumes, without regard to any expected increase in volumes or revenues), except for (A) any such Contract that terminates or can be terminated by the Company Group on not greater than ninety (90) days’ notice without penalty, and (B) customary joint operating agreements entered into in the Ordinary Course of Business;

(iii)any Hydrocarbon purchase and sale, storage, marketing, transportation, processing, gathering, treatment, separation, compression, or similar Contract;

(iv)any Contract that includes an acreage dedication, minimum volume commitment, throughput requirement, or demand, take or pay or similar charges;

(v)any Contract evidencing Indebtedness;

(vi)any Contract that constitutes a lease under which any member of the Company Group is the lessor or the lessee of real or personal property, which lease involves an annual base rental of more than $50,000, except for any such Contract that terminates or can be terminated by the Company Group on not greater than ninety (90) days’ notice without penalty;

(vii)any farmout or farmin agreement, participation agreement, exploration agreement, development agreement, joint operating agreement, operating agreement, unit or unitization agreement, production sharing agreement, pooling agreement or similar Contract;

(viii)any Contract for, or that contemplates, (i) the sale, lease, assignment, exchange, transfer or disposition of the Company Group’s interest in the Assets (other than with respect to production of Hydrocarbons sold in the Ordinary Course of Business) from and after the Effective Time or (ii) the purchase by the Company Group of any additional material interest in the Leases or Wells, for which the primary purpose of such Contract has not been performed;

(ix)any Contract that provides for a call upon, option to purchase or similar right under any agreement with respect to the Hydrocarbons from the Assets;

(x)any Contract obligation to make any take or pay payment, advance payment or other similar payment (other than gas balancing arrangements), to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Assets at some future time without receiving payment therefor at or after the time of delivery;

(xi)any Contract that (A) contains or constitutes an area of mutual interest or similar arrangement or (B) includes non-competition restrictions or other similar restrictions or prohibitions on doing business, including any other Contract that purports to restrict, limit or prohibit the manner in which, or the locations in which, the Company Group conducts business within or adjacent to the Assets;

(xii)any Contract that constitutes a seismic agreement or other geophysical acquisition agreement or license;

(xiii)any Contracts that are plant agreements, injection agreements, repressuring or recycling agreements, or saltwater, wastewater or other produced water disposal or handling agreements;

(xiv)any Contract that would obligate the Company Group to drill additional wells or conduct other material capital expenditures with respect to development operations after the Closing;

(xv)any Contract for the disposal of Hazardous Substances;

(xvi)any Contract that is a purchase and sale agreement, asset purchase agreement or membership interest purchase agreement for which the Company Group has ongoing or remaining material obligation thereunder;

(xvii)any Contract involving payments of more than $50,000 relating to any settlement of any litigation that was pending against the Company Group at any time during the last two (2) years where any settlement amounts remain unpaid or there remain unperformed material covenants (other than covenants of release); and

(xviii)any Contract between any member of the Company Group, on the one hand, and Seller or any

Affiliate of Seller or any of its respective officers, directors, or managers, on the other hand, that will not be terminated prior to Closing or which include indemnification obligations or other provisions that contemplate survival beyond termination.

(b)Except as set forth on Schedule 6.12, there exists no default in any material respect under any Material Contract by the Company Group or, to the Company’s knowledge, by any other Person that is a party to such Material Contract and no event, occurrence, condition or act has occurred that, with the giving of notice, the lapse of time or the happening of any other event or condition, would constitute a material default or breach under any such Material Contract by the Company Group or, to the Company’s knowledge, any other Person who is a party to such Material Contract. Neither Seller, the Company Group nor their Affiliates have received any unresolved written notice from a Third Party alleging a violation of or breach of any Material Contract by the member of the Company Group that is party thereto. Each Material Contract is a valid and binding obligation against the member of the Company Group that is party thereto and, to the Company’s knowledge, each other party thereto, and is enforceable in accordance with its terms against the member of the Company Group that is party thereto and each other party thereto. Prior to the execution of this Agreement, Seller has deposited in the Data Rooms, notified Purchaser of same and made available to Purchaser true, correct and complete copies of each Material Contract and all material amendments or modifications thereto.

Section 6.13Payments for Production and Imbalances. Except as disclosed in Schedule 6.13, as of Effective Time, (a) neither any member of the Company Group nor any Affiliate Operator with respect to the Assets is obligated by virtue of any take-or-pay payment, advance payment, or other similar payment (other than (i) royalties, overriding royalties, and similar arrangements reflected in the Net Revenue Interest figures set forth on Exhibit A-2; (ii) rights of any lessor to take free gas under the terms of the relevant Lease for its use on the lands covered thereby; (iii) gas balancing arrangements; and (iv) non-consent provisions in the Contracts) to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Properties at some future time without receiving full payment therefor at or after the time of delivery, and (b) there are not any Imbalances.

Section 6.14Consents and Preferential Purchase Rights. None of the Assets or the Company Interests, or any portion thereof, are subject to any Preferential Right or Specified Consent Requirement that may be applicable to or triggered by the transactions contemplated by this Agreement, except Customary Post-Closing Consents.

Section 6.15Non-Consent Operations. Except as set forth on Schedule 6.15 or otherwise reflected on Exhibit A-1 or Exhibit A-2, as applicable, since the Ownership Reference Date, no operations are being conducted or have been conducted with respect to the Assets (a) with respect to which any member of the Company Group has elected to be a non-consenting party under the applicable operating agreement, or (b) that have been subject to forced pooling arrangements, and, in each case, with respect to which all the Company Group’s rights have not yet reverted to it. Schedule 6.15 sets forth a true and complete list of the status of any “payout” balance, as of the date set forth on such Schedule, (x) for those Wells that are operated by the Company Group or any Affiliate Operator, or (y) for those Wells that are operated by a Third Party, to the extent such information has been provided by such Third Party operator of such Well, in each case, that are subject to a reversion or other adjustment at some level of cost recovery or payout (or passage of time or other event other than termination of a Lease by its terms).

Section 6.16Plugging and Abandonment. Except as set forth on Schedule 6.16, as of the Execution Date, other than wells that have been plugged and abandoned in accordance with all applicable Laws in all material respects, there are no dry holes or shut in or otherwise inactive wells included in the Assets operated by the Company Group or any Affiliate Operator and, to the Company’s knowledge, operated by any Third Party, that are located on lands burdened by the Leases or on lands pooled or unitized therewith that the Company Group or any Affiliate Operator has received any written notice or demands from Governmental Bodies to plug and abandon or that are currently subject to exceptions to a requirement to plug or abandon issued by a Governmental Body.

Section 6.17Environmental Matters. Except as set forth on Schedule 6.17:

(a)the Company Group and ownership and operation of the Assets (and in the case of Assets not operated by the Company Group or an Affiliate Operator, to the Company’s knowledge) are, and since the Ownership Reference Date have been, in compliance with applicable Environmental Laws in all material respects;

(b)neither the Company Group, any Affiliate Operator with respect to the Assets, or the Assets is the subject of any pending, or to the Company’s knowledge, threatened material Environmental Claims;

(c)there are no past or present events, conditions, circumstances, activities, practices, incidents, actions, omissions, or plans that affect the Company Group, any Affiliate Operator with respect to the Assets, or the Assets that can reasonably be expected to (i) interfere with or prevent compliance in all material respects or continued compliance in all material respects with all Environmental Laws or any material Environmental Permit, or (ii) give rise to any material liabilities or losses  (including any Remedial Action) under Environmental Laws or any Environmental Permit;

(d)none of the Assets, any Affiliate Operator with respect to the Assets, or the Company Group is subject to any material Environmental Liabilities or Environmental Defects that individually or in the aggregate reasonably could be expected to exceed $250,000;

(e)since the Ownership Reference Date, neither the Company Group nor any Affiliate Operator (with respect of the Assets) has received from any Governmental Body or other Person any written notice of violation of, alleged violation of, non-compliance with, Remedial Action or liability under, any Environmental Law with respect to ownership or operation of the Assets other than notices with respect to matters that have been fully and finally resolved to the satisfaction of any relevant Governmental Body or are no longer the source of outstanding obligations or requirements, and to the Company’s knowledge, no such written notice is threatened or reasonably expected;

(f)neither the Company Group nor any Affiliate Operator (with respect of the Assets) has assumed, undertaken, or otherwise become subject to any material losses or liabilities or agreed to indemnify any Person for any material losses or liabilities, in each case, relating to or arising from any matters involving Hazardous Substances, or any material violations of, or other obligations arising under, Environmental Laws or any Environmental Permit;

(g)neither the Company Group nor any Affiliate Operator (with respect of the Assets) is required by any Governmental Body pursuant to any Environmental Law or Order or settlement, as a result of the transactions set forth herein and contemplated hereby, (i) to undertake Remedial Action or (ii) give notice to any Person or receive approval from any Governmental Body pursuant to Environmental Laws or any Environmental Permit;

(h)except for de minimis amounts arising in the Ordinary Course of Business (including routine fees, assessments and other expenses incurred in the ordinary course of complying with applicable Environmental Laws or Environmental Permits), no amount is due by the Company Group nor any Affiliate Operator (with respect of the Assets) to any Governmental Body or other Person under any Environmental Laws, including as financial assurance to secure any future losses of the Company Group or the Assets under Environmental Laws;

(i)Seller has made available to Purchaser copies of the following which are in Seller’s, an Affiliate Operator’s or the Company Group’s possession or control: (i) all material Environmental Permits, (ii) all non-privileged material environmental reports, compliance audits, health and safety audits and inspections, assessments (including Phase I Environmental Site Assessments and Phase II Environmental Site Assessments), environmental sampling and test results, monitoring reports, notices of violation, Orders, written complaints or written claims, in each case ,in the custody, possession or control of Seller, relating to (A) any Environmental Claim or documents related to any Remedial Action involving the Company Group or the Assets and (B) the Company Group’s or the Assets’ compliance with or liabilities under Environmental Laws, including relating to any property currently or formerly owned, operated, leased or used by any member of the Company Group, and (iii) any material documents concerning planned or anticipated material capital expenditures required to reduce, offset, limit or otherwise control pollution or emissions, manage waste or otherwise ensure compliance in all material respects with current or future Environmental Laws or Environmental Permits (including costs of any Remedial Action, pollution control equipment and operational changes);

(j)no Hazardous Substances generated by or on behalf of the Company Group and transported to or disposed on real property that is not part of the Assets have been transported to or disposed on any facility, property, location, area, or site that is presently or has ever been included on the National Priorities List promulgated pursuant to Section 105 of CERCLA, or that is otherwise designated, listed, or identified by the United States Environmental Protection Agency or any state or territorial environmental agency as a “Superfund Site,” “CERCLA Site,” “State Priority Site,” or by any substantially equivalent nomenclature; and

(k)all Hazardous Substances generated by or on behalf of the Company Group and disposed on or transported to real property that is not part of the Assets have been transported, disposed and handled, including, to the Company’s knowledge, all such transportation, disposal and handling by Third Parties, in compliance with all applicable Laws, including Environmental Laws, Contracts and/or Leases, in each case, in all material respects, and none of such Hazardous Substances have come to be located at a property or facility for which the Company Group reasonably would be expected to suffer or incur material liabilities for investigative, remedial, removal, response, monitoring or other corrective actions, or the costs thereof.

Section 6.18Permits. Except as set forth on Schedule 6.18, the Company Group and Affiliate Operator validly hold, and since the Ownership Reference Date, have validly held when required, all material Permits necessary for the lawful conduct of the ownership and use of the Assets. Each of such Permits is in full force and effect. The Company Group and any Affiliate Operator with respect to the Assets are, and since the Ownership Reference Date, have been, in compliance, in all material respects, with each such Permit and no action, suit or proceeding is pending or, to the Company’s knowledge, threatened, to suspend, revoke, withdraw, modify or limit any such Permit in a manner that has had or would reasonably be expected to have a Material Adverse Effect. Neither Seller, any Affiliate Operator nor the Company Group have received any written notice of any default under, cancellation, suspension, revocation, invalidation or non-renewal of any Permit. Applications for the renewal of each such Permit have been timely filed and all fees and charges with respect to the Permits as of the Execution Date have been paid in full, except where such failure to do so would not be material.

Section 6.19Suspense Funds; Royalties. Except as set forth on Schedule 6.19, as of the dates set forth therein, neither the Company Group nor Affiliate Operator holds any Third Party funds in suspense with respect to production of Hydrocarbons from any of the Assets (collectively, “Suspense Funds”) other than amounts less than the statutory minimum amount that the Company Group or any Affiliate Operator, as applicable, is permitted to accumulate prior to payment. To the Company’s knowledge, Schedule 6.19 sets forth the name or names of the Persons claiming the Suspense Funds or to whom the Suspense Funds are owed. Except for Suspense Funds, the Company Group and Affiliate Operators have paid all Burdens, Working Interests, rentals, and shut-in payments due with respect to the Assets or due as a result of the Company Group or any Affiliate Operator acting as operator of any Assets. Except as set forth on Schedule 6.19, to the Company’s knowledge, all proceeds from the sale of Hydrocarbons produced from or attributable to the Assets not operated by the Company Group are being received by the Company in a timely manner and are not being held in suspense by a Third Party. The Company Group and any Affiliate Operator have complied with all escheat obligations and Laws applicable to the Assets in all material respects.

Section 6.20Specified Bank Accounts. Schedule 6.20 sets forth a list of bank accounts maintained by the Company Group in connection with the Suspense Funds (the “Specified Bank Accounts”), together with the names and addresses of the banks or financial institutions maintaining each such account and the authorized signatories on each such account.

Section 6.21Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar proceedings pending against, being contemplated by, or, to the Company’s knowledge, threatened against the Company Group.

Section 6.22Credit Support. Schedule 6.22 contains a true and complete list of all surety bonds, letters of credit, guarantees, and other forms of credit support currently maintained, posted, or otherwise held by the Company Group or Affiliate Operator with Third Parties and Governmental Bodies with respect to the Assets. True, correct and complete copies of all such credit support documents have been made available to Purchaser.

Section 6.23Bank Accounts. Schedule 6.23 sets forth a true, complete, and correct list of (a) all bank accounts or safe deposit boxes under the control or for the benefit of the Company Group (including the names of the financial institutions maintaining each such account, and the purpose for which such account is established), (b) the names of all persons authorized to draw on or have access to such accounts and safe deposit boxes, and (c) all outstanding powers of attorney or similar authorizations granted by or with respect to the Company Group.

Section 6.24Books and Records. All books and records of the Company Group, including the Records, are being maintained and, to the Company’s knowledge, have been maintained by the Company Group in accordance with all applicable Law in all material respects and in the Ordinary Course of Business.

Section 6.25Special Warranty. Subject to the Permitted Encumbrances, as of the Claim Date and the Closing Date, the Company warrants Defensible Title to the Leases and Wells unto Purchaser from and against the claims of any and all Persons lawfully claiming or to claim the same or any part thereof, in each case, by, through or under the Company Group or its Affiliates, but not otherwise.

Section 6.26Undisclosed Liabilities. Except as set forth on Schedule 6.26, since the Effective Time, the Company Group has had no material liabilities or obligations of any kind or nature that would be required to be reflected specifically (and adequately reserved against) on a financial statement of the Company Group or in the notes thereto prepared in accordance with GAAP (including, for the avoidance of doubt, any Leakage), except for (i) Suspense Funds, (ii) Asset retirement obligations, (iii) Imbalances, (iv) obligations to Affiliates that will be fully and finally released at Closing, and (v) those incurred in the Ordinary Course of Business and as to which the aggregate amount incurred does not exceed $100,000.

Section 6.27Absence of Changes. Since the Effective Time, except as set forth on Schedule 6.27, (a) the Company Group has been operated and maintained substantially in the Ordinary Course of Business, (b) the Company Group has not suffered a Material Adverse Effect, and (c) there has not been, with respect to the Company Group, any (i) amendment of the Organizational Documents of the Company Group, (ii) split, combination or reclassification of any Interests in the Company Group, (iii) material change in any method of accounting or accounting practice of the Company Group, (iv) any transfer, assignment, sale or other disposition of any Assets outside of the Ordinary Course of Business, (v) adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law, and (vi) Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 6.28Employment Matters.

(a)The Company Group does not have, and has not had at any time since the Ownership Reference Date, any employees on its payroll, and is not and will not be required to pay to any employees any amounts that constitute wages subject to any withholding or payroll Taxes, including as a result of the transactions contemplated by this Agreement. The Company Group does not have any material liability with respect to any violation of laws arising from the retention of any independent contractor or consultant since the Ownership Reference Date. The Company Group is, and has been since the Ownership Reference Date, in material compliance with all applicable Laws respecting employment, employment practices and labor. Except as set forth on Schedule 6.28(a), the Company Group does not currently, nor since the Ownership Reference Date has it, maintained or contributed or has any actual or contingent liability with respect to, any Benefit Plan or been a participating employer in any Benefit Plan. There is no Contract, agreement, plan or arrangement to which any member of the Company Group is bound to provide a gross-up or otherwise reimburse any current or former employee, director, service provider or other Person for Taxes that would otherwise be payable by such service provider or Person, including pursuant to Sections 409A or 4999 of the Code.

(b)Schedule 6.28(b) contains a list of all individual independent contractors, consultants, leased employees or other non-employee service providers engaged by or providing services to the Company Group as of the Execution Date (each, a “Contingent Worker”), and sets forth for each Contingent Worker, his, her or its: (A) name, (B) engagement date, (C) services provided, (D) fee arrangement and (E) member of the Company Group through which engaged.

(c)Except as would not result in material liability for the Company Group: (i) the Company Group has fully and timely paid all wages, wage premiums, commissions, bonuses, severance and termination payments, fees and other compensation that have come due and payable to their current or former Contingent Workers under applicable Laws, Contract or company policy; and (ii) each individual who is providing, or within the past three (3) years has provided, services to the Company Group and is or was classified and treated as an independent contractor, consultant, leased employee or other non-employee service provider, is and has been properly classified and treated as such for all applicable purposes.

Section 6.29Insurance. Schedule 6.29 lists each insurance policy maintained by the Company Group or on behalf of or for the Company Group as of the Effective Time and the Execution Date. The Company Group and Seller are in compliance in all material respects with all applicable insurance requirements of such insurance policies in connection with the Company Group and the Assets. Additionally, neither the Company Group nor Seller are in breach of any such insurance policy in any material respect in connection with the Company and the Assets and neither Seller nor the Company Group have received any written notice of cancellation or non-renewal of any such insurance policy in connection with the Company Group and the Assets. All such policies are in full force and effect and all premiums due thereon (covering all periods up to and including the Closing Date) have been paid by the Company Group or Seller. Except as set forth on Schedule 6.29, there are no outstanding claims under any such insurance policy related to the Company Group or the Assets. There are no claims pending under any such policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights in connection with the Company Group and the Assets. No written notice of non-renewal, cancellation or termination has been received by Seller or the Company Group with respect to any such insurance policy in connection with the Company Group and the Assets.

Section 6.30Intellectual Property, IT Systems and Data Privacy.

(a)Schedule 6.30(a) contains a complete and accurate list of all Intellectual Property owned or purported to be owned by the Company Group that is the subject of an active application filed with, issued by or registered with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world, including, to the extent applicable, (i) the owner of such filing, issuance or registration, (ii) the date of filing, issuance or registration, (iii) the filing, issuance or registration number, (iv) the name of the body where the filing, issuance or registration was made and (v) in the case of domain names and social media accounts, the domain registrar and social media handles. The Company Group exclusively owns all right, title and interest in and to, or has the valid and enforceable right to use, all Intellectual Property material to the conduct of the Business as currently conducted (the “Company Intellectual Property”) free and clear of all Encumbrances. All Intellectual Property owned by the Company Group is subsisting and, to the Company’s knowledge, valid and enforceable. Neither Seller nor its Affiliates (other than the Company Group) own or are the licensees of any Intellectual Property used in the Business.

(b)To the Company’s knowledge, the Company does not currently and has not in the past three (3) years infringed upon, misappropriated, diluted, or otherwise violated the intellectual property of any Third Party (including, without limitation, pursuant to any Applicable Contract) in any material respect. To the Company’s knowledge, no Third Party in the past three (3) years has or is, currently infringing, misappropriating, diluting or violating the Company Intellectual Property in any material respect.

(c)The Company Group has taken commercially reasonable steps to protect and preserve the Company Intellectual Property and the secrecy and confidentiality of all trade secrets and other material confidential information of the Company

Group and any third-party to which the Company Group has an obligation of confidentiality.

(d)All of the Company Group’s material IT Systems are in good working condition in all material respects and are sufficient for the operation of the Business in all material respects. Since the Ownership Reference Date, there has been no malfunction, failure, continued substandard performance, denial-of-service or other cyber incident, including any cyberattack or other impairment of the Company Group’s IT Systems, which has resulted in material disruption or material damage to the business of the Company Group. The Company Group has taken commercially reasonable organizational, physical, administrative and technical measures to designed to safeguard the confidentiality, availability, security and integrity of the Company Group’s IT Systems, all data processed thereby, and all Personal Information owned, controlled or stored by the Company Group, including implementing and maintaining commercially reasonable backup, disaster recovery, and software and hardware support arrangements. All of the Company Group’s IT Systems (i) operate and run in a reasonable and efficient business manner in all material respects, and (ii) to the Company’s knowledge, are free from viruses, trojan horses, backdoors, or other malicious code or material deficiencies. The Company Group has implemented, maintained, and tested commercially reasonable backup and recovery.

(e)The Company Group is, and has been since the Ownership Reference Date, in compliance with all (i) applicable privacy Laws; and (ii) the Company Group’s own respective past and present internal and external, rules, procedures, policies, notices and statements, (iii) industry or self-regulatory standards binding on the Company Group or with which the Company Group purports to comply, and (iv) Contracts to which the Company Group is bound concerning privacy, security, data breach notifications, Company Group’s IT Systems, and the collection, use, processing, storage, transfer and security of Personal Information (collectively, “Data Security Requirements”). Since the Ownership Reference Date, (A) to the Company’s knowledge, the Company Group has not, and Seller has not (with respect to the Business), experienced any actual, alleged or suspected data breach, unauthorized access to or disclosure of, or other material security incident involving trade secrets or confidential information included in the Company Intellectual Property or processed by or on behalf of the Business or Personal Information of the Business, its customers, or other third parties that is processed by the Business or to which the Business has obligations of confidentiality, (B) the Company Group has not and Seller has not (with respect to the Business) received any notice of any audit, investigation, complaint or other Action by any Governmental Authority or other Person concerning the Company Group’s or Seller’s (with respect to the Business) collection, use, processing, storage, transfer or protection of Personal Information or actual, alleged or suspected violation of any Data Security Requirement, and (C) neither the Company Group nor Seller has been required to notify any Person or Governmental Authority of any of the foregoing.

Section 6.31Indebtedness. Except as set forth on Schedule 6.31, the Company has no outstanding Indebtedness.

Section 6.32Related Party Transactions. Other than this Agreement and the documents required to be executed and delivered hereunder, except as set forth on Schedule 6.32, none of Seller, any of its interest holders and any of their respective members, directors, officers, employees, Affiliates or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Securities Act (other than the Company Group)) (a) is a party to any Contract with the Company Group (including any monitoring, management or similar agreement), (b) directly or indirectly owns, or otherwise has any right, title or interest in, to or under, any material Contract or material property or right, tangible or intangible, that is or is currently contemplated to be used by the Company Group, (c) licenses Intellectual Property (either to or from the Company Group), or (d) is indebted to or, in the past three (3) years, has borrowed money from or lent money to, the Company.

Section 6.33Condemnation. Except as set forth on Schedule 6.33, since the Ownership Reference Date neither Seller, any Affiliate Operator nor the Company Group has received any written notice of any pending or threatened taking and there is no pending (and there has been no, since the Ownership Reference Date) actual taking (whether permanent, temporary, whole or partial) of any portion of the Assets by reason of condemnation or the threat of condemnation.

Section 6.34Surface Agreements; Leases. The Assets include all of the material easements, rights-of-way, licenses or authorizations (such easements, rights-of-way, licenses or authorizations which are a part of the Assets, the “Surface Agreements”) necessary to access and operate the Assets as currently operated. Seller, Affiliate Operator and the Company Group have, and to the Company’s knowledge, each other party to the Leases and the Surface Agreements have, complied in all material respects with the terms of the Leases and Surface Agreements, as applicable. No unresolved written claim adverse to the rights of Seller, Affiliate Operator or the Company Group as lessee or assignee under any of such Leases or Surface Agreements has been received by Seller, Affiliate Operator or the Company Group, and to the Company’s knowledge, no party to any Lease or Surface Agreements or any successor to the interest of such party has threatened to file any action to terminate, cancel, rescind or procure judicial reformation of any Lease or Surface Agreements.

Section 6.35Wells.

(a)Except as set forth on Schedule 6.35, there is no Well included in the Assets drilled by the Company

Group or any Affiliate Operator and, to the Company’s knowledge, drilled by any Third Party, that has been drilled and completed in a manner that is not within the limits permitted by all applicable Laws or the Leases.

(b)Except as disclosed on Schedule 6.35, no Well that is operated by Seller, the Company Group or Affiliate Operator is subject to material penalties on allowable production because of any overproduction and, to the Company’s knowledge, no Well that is operated by any Third Party is subject to material penalties on allowable production because of any overproduction, in each case because of any overproduction or any other violation of applicable Laws or Permits or any order or decree of any Governmental Body that would prevent any Well from being entitled to its full legal and regular allowable production from and after the Effective Time.

(c)As of the Execution Date, Schedule 6.35 contains a true, correct and complete list of each Well which is used or held for use for the disposal of saltwater, wastewater, flow back water or similar water or by product of oil and gas operations.

Section 6.36Hedges. Schedule 6.36 sets forth all Hedges which the Company Group is a party to or is bound by or which the Properties are bound or burdened by as of the Effective Time and the Execution Date (the “Company Hedges”).

Section 6.37Operations. Except as set forth on Schedule 6.37, for any Casualty Losses and as would not have a Material Adverse Effect, there exists no event, occurrence, condition or act that has occurred which would reasonably be expected to result in Damages or a claim for Damages for any personal injury (including death) and/or Third Party property damage (excluding any such property damage that is related to or caused by an Environmental Defect and pertains to lands or property on which the Properties are situated) with respect to or arising out of the ownership, management or operation of the Assets during the period between the Ownership Reference Date and the Closing Date.

Section 6.38Financial Statements.

(a)Schedule 6.38 sets forth true and complete copies of the Company Group’s audited consolidated financial statements consisting of the balance sheet of the Company Group as at December 31 in each of the years 2022, 2023 and 2024 and the related statements of income and retained earnings, members’ equity and cash flow for the years then ended (the “Annual Financial Statements”), and unaudited consolidated financial statements consisting of the consolidated balance sheet of the Company Group as at June 30, 2025 and the related statements of income and retained earnings, members’ equity and cash flow for the six-month period then ended (the “Interim Financial Statements” and together with the Annual Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods involved, subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments (none of which will be material individually or in the aggregate) and the absence of notes. The Financial Statements fairly present the financial condition of the Company Group as of the respective dates they were prepared and the results of the operations of the Company Group for the periods indicated, all in accordance with GAAP. The Financial Statements are consistent with the books and records of the Company.

(b)The Company Group maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Article 7

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 7.1Generally.

(a)Any representation or warranty qualified “to Purchaser’s knowledge” or with any similar knowledge qualification is limited to matters within the Actual Knowledge of the individuals listed in Schedule 7.1(a).

(b)Purchaser represents and warrants to Seller as follows:

Section 7.2Existence and Qualification.

(a)Purchaser Parent is duly formed, validly existing and in good standing under the Laws of the state of its incorporation and is duly qualified to do business in all jurisdictions in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not been and would not reasonably be expected to have a Material Adverse Effect.

(b)Purchaser is duly formed, validly existing and in good standing under the Laws of the state of its incorporation and is duly qualified to do business in all jurisdictions in which the Assets are located and in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification necessary and has, or as of the Closing will have, complied with all necessary requirements of Governmental Bodies required for Purchaser’s ownership and operation of the Company Interests and the Assets, as applicable.

Section 7.3Power. Purchaser has all requisite corporate power and authority to own, lease and operate its property and to carry on its business as now conducted. Each of Purchaser Parent and Purchaser has the requisite corporate power to enter into and perform this Agreement and each other Transaction Document to which such Party is or will be a party and to consummate the transactions contemplated by this Agreement and such other Transaction Documents.

Section 7.4Authorization and Enforceability. The execution, delivery, and performance of this Agreement, all documents required to be executed and delivered by Purchaser Parent and/or Purchaser at Closing and all other Transaction Documents to which such Party is or will be a party, and the performance of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action on the part of such Party. This Agreement has been duly executed and delivered by Purchaser Parent and/or Purchaser (and all documents required hereunder to be executed and delivered by Purchaser Party and/or Purchaser, as applicable, at Closing and all other Transaction Documents will be duly executed and delivered by Purchaser Parent and/or Purchaser, as applicable) and no other corporate proceedings on the part of Purchaser Parent or Purchaser are necessary to approve and authorize the execution, delivery and performance by Purchaser Parent or Purchaser of this Agreement and the other Transaction Documents to which Purchaser Parent and/or Purchaser is a party and the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and at the Closing such documents will constitute, the valid and binding obligations of Purchaser Parent and Purchaser, enforceable in accordance with their terms except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

Section 7.5No Conflicts. Except as set forth on Schedule 7.5, the execution, delivery, and performance of this Agreement and the other Transaction Documents by Purchaser Parent and Purchaser, and the transactions contemplated hereby and thereby, will not (a) contravene, conflict with or result in a violation or breach of any provision of the Organizational Documents of Purchaser Parent or Purchaser, (b) conflict with, result in a violation or default (with or without due notice or lapse of time or both) or, except for Permitted Encumbrances, result in the creation of any lien or Encumbrance or give rise to any right of termination, modification, cancellation or acceleration under or loss of any material benefit under, or require consent, approval or waiver from, or giving of notice to any Person in connection with, any note, bond, mortgage, indenture, or other Contract to which Purchaser Parent and/or Purchaser is a party or by which its assets are bound, (c) contravene, conflict with, violate or result in a default under any Order applicable to Purchaser Parent and/or Purchaser, or (d) contravene, conflict with, or result in a violation of or default under any Law applicable to Purchaser Parent or Purchaser in any material respect or give any Governmental Body or other Person the right to challenge any of the transactions contemplated by this Agreement, except any matters described in subsections (b) or (c) above that would not have a Material Adverse Effect.

Section 7.6Liability for Brokers’ Fees. Seller shall not directly or indirectly have any responsibility, liability, or expense, as a result of undertakings or agreements of Purchaser Parent, Purchaser or any of their respective Affiliates, for brokerage fees, finder’s fees, agent’s commissions, or other similar forms of compensation in connection with this Agreement or any agreement or transaction contemplated hereby.

Section 7.7Litigation. There are no Proceedings pending, or to Purchaser’s knowledge, threatened, that would materially impair Purchaser Parent’s or Purchaser’s ability to perform its respective obligations under this Agreement or any other Transaction Document. To Purchaser’s knowledge, no such Proceeding has been threatened against Purchaser Parent, Purchaser or any of their respective Affiliates. Notwithstanding the foregoing, Purchaser makes no representation or warranty as to any Proceedings, including any state or federal rulemaking or similar proceedings by any Governmental Body, which are, or contain issues, of broad applicability to, or which broadly affect, the Hydrocarbon exploration and production industry, other than any such actions, suits or proceedings in which Purchaser Parent or Purchaser is a named party.

Section 7.8Independent Evaluation. SUBJECT TO AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS AND REMEDIES UNDER THE R&W INSURANCE POLICY AND THIS AGREEMENT:

(a)PURCHASER IS KNOWLEDGEABLE OF THE OIL AND GAS BUSINESS AND OF THE USUAL AND CUSTOMARY PRACTICES OF OIL AND GAS PRODUCERS, INCLUDING THOSE IN THE AREAS WHERE THE

ASSETS ARE LOCATED.

(b)PURCHASER IS A PARTY CAPABLE OF MAKING SUCH INVESTIGATION, INSPECTION, REVIEW, AND EVALUATION OF THE COMPANY INTERESTS AND THE ASSETS AS A PRUDENT PURCHASER WOULD DEEM APPROPRIATE UNDER THE CIRCUMSTANCES, INCLUDING WITH RESPECT TO ALL MATTERS RELATING TO THE COMPANY INTERESTS AND THE ASSETS AND THEIR VALUE, OPERATION, AND SUITABILITY.

(c)IN MAKING THE DECISION TO ENTER INTO THIS AGREEMENT AND CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY, PURCHASER HAS RELIED SOLELY ON THE BASIS OF ITS OWN INDEPENDENT DUE DILIGENCE INVESTIGATION OF THE COMPANY INTERESTS AND THE ASSETS AND THE TERMS AND CONDITIONS OF THIS AGREEMENT, AND PURCHASER HAS NOT RELIED ON ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, ORAL OR WRITTEN, OR ANY OTHER STATEMENT, ORAL OR WRITTEN, OTHER THAN THE REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY CONTAINED IN ARTICLE 5 AND ARTICLE 6 OF THIS AGREEMENT (AND CONFIRMED IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), THE TRANSACTION DOCUMENTS AND THE DISCLOSURE SCHEDULES, AND THEN ONLY TO THE EXTENT REPRESENTED AND WARRANTED (OR CONFIRMED) THEREIN.

(d)WITHOUT LIMITING THE FOREGOING, PURCHASER EXPRESSLY ACKNOWLEDGES THE PROVISIONS SET FORTH IN SECTION 4.17, AND SECTION 14.18.

(e)PURCHASER AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT THE SELLER GROUP SHALL NOT HAVE ANY LIABILITY OR RESPONSIBILITY WHATSOEVER TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, INVESTORS OR CONTROLLING PERSONS ON ANY BASIS (INCLUDING IN CONTRACT OR TORT, UNDER FEDERAL OR STATE SECURITIES LAWS OR OTHERWISE) RESULTING FROM THE FURNISHING TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, OR ANY INVESTORS (OR ANY USE BY PURCHASER, PURCHASER PARENT, PURCHASER GROUP OR ANY INVESTORS OF) ANY DUE DILIGENCE INFORMATION (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY INFORMATION MADE AVAILABLE TO PURCHASER PURSUANT TO SECTION 8.1 OR OTHERWISE BY OR ON BEHALF OF SELLER OR ITS REPRESENTATIVES), EXCEPT TO THE EXTENT CONSTITUTING A BREACH OF A REPRESENTATION OR WARRANTY OF SELLER AND THE COMPANY CONTAINED IN ARTICLE 5 OR ARTICLE 6.

(f)PURCHASER UNDERSTANDS AND ACKNOWLEDGES THAT NO FEDERAL, STATE OR FOREIGN AGENCY HAS PASSED UPON THE MERITS OF AN INVESTMENT IN (OR WITH RESPECT TO) THE COMPANY INTERESTS OR THE ASSETS, OR MADE ANY FINDING OR DETERMINATION CONCERNING (i) THE FAIRNESS OR ADVISABILITY OF SUCH AN INVESTMENT OR (ii) THE ACCURACY OR ADEQUACY OF THE DISCLOSURES AND INFORMATION MADE TO PURCHASER UNDER THIS AGREEMENT.

Section 7.9Consents, Approvals or Waivers. Except as set forth on Schedule 7.9, Purchaser Parent’s and Purchaser’s execution, delivery, and performance of this Agreement (and any document required to be executed and delivered by Purchaser Parent and/or Purchaser at Closing) is not and will not be subject to any consent, approval, or waiver from any Governmental Body or other Third Party, except consents and approvals of assignments by Governmental Bodies that are customarily obtained after Closing.

Section 7.10Bankruptcy. There are no bankruptcy, insolvency, reorganization, receivership, or similar Proceedings pending against, being contemplated by, or, to Purchaser’s knowledge, threatened against Purchaser or Purchaser Parent.

Section 7.11Capitalization.

(a)The authorized Interests of Purchaser Parent consist of an unlimited number of Purchaser Parent common shares and an unlimited number of Purchaser Parent preferred shares. As of the Execution Date, 22,058,574 Purchaser Parent common shares, and zero Purchaser Parent preferred shares, are issued and outstanding. Such issued and outstanding Purchaser Parent common shares are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights, rights of first refusal, rights of first offer, purchase option, call option or other similar rights of any Person.

(b)The Purchaser Parent common shares comprising the Purchaser Parent Common Stock, when and if issued pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will have the rights, preferences and privileges specified in the Organizational Documents of Purchaser Parent, will be free from any Encumbrances (other than transfer restrictions contained in the Organizational Documents of Purchaser Parent, this Agreement, the other Transaction

Documents and applicable federal or state securities Laws) and will not be issued in violation of any preemptive rights, rights of first refusal, rights of first offer, purchase option, call option or other similar rights of any Person.

(c)Except as set forth on Schedule 7.11(c), or as contemplated by this Agreement, Purchaser Parent has not issued or agreed to issue any (i) Interests, (ii) option, warrant, subscription, call or option or any right or privilege capable of becoming an agreement or option, for the purchase, subscription, allotment or issue of any Interests of Purchaser Parent, (iii) stock appreciation right, phantom stock, interest in ownership or earnings of Purchaser Parent or other equity equivalent or equity-based award or right or (iv) bond, debenture or other Indebtedness having the right to vote or convertible or exchangeable for Interests have the right to vote.

(d)Without limiting the generality of the foregoing, to Purchaser’s knowledge, none of the Purchaser Parent common shares is subject to any voting trust, member or partnership agreement or other agreement, right, instrument or understanding with respect to any purchase, sale, issuance, transfer, repurchase, redemption or voting of any such Purchaser Parent common shares.

(e)True, correct and complete copies of the Organizational Documents of Purchaser Parent have been made available to Seller and reflect all amendments and modifications made thereto at any time prior to the Execution Date.

(f)Purchaser Parent is not, and immediately after the issuance and sale of the Purchaser Parent common shares comprising the Purchaser Parent Common Stock will not be, required to register as an “investment company” or a company “controlled by” an entity required to register as an “investment company” with the meaning of the Investment Company Act of 1940, as amended.

Section 7.12Internal Controls; Listing Exchange.

(a)Purchaser Parent has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act and including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Purchaser Parent in the reports that Purchaser Parent files or submits under the Exchange Act is accumulated and communicated to Purchaser Parent’s management, including its principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure) as required by Rule 13a-15 of the Exchange Act, which such disclosure controls and procedures are designed to ensure that information required to be disclosed by Purchaser Parent in the reports that Purchaser Parent files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms, and Purchaser Parent has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and such disclosure controls and procedures were effective as of the end of Purchaser Parent’s most recently completed fiscal quarter. Purchaser Parent has established and maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) designed by, or under the supervision of, Purchaser Parent’s principal executive and principal financial officers, or persons performing similar functions, and effected by Purchaser Parent’s Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP.

(b)Since December 31, 2024, Purchaser Parent has not become aware of, or been advised by its independent auditors of, any material weakness (as defined in Rule 12b-2 of the Exchange Act) in the design or operation of internal controls that is required to be disclosed in Purchaser Parent’s filings with the SEC that has not been so disclosed. Since December 31, 2024, (i) Purchaser Parent has not been advised by its independent auditors of any material weakness in the design or operation of internal controls that could adversely affect Purchaser Parents internal controls, (ii) Purchaser has no knowledge of any fraud that involves management or other employees who have a significant role in Purchaser Parent’s internal controls and (iii) there have been no changes in internal controls or, to Purchaser’s knowledge, in other factors that could reasonably be expected to materially affect internal controls, including any corrective actions with regard to any material weakness.

(c)The Purchaser Parent common shares are registered under Section 12(b) of the Exchange Act and are listed on the Nasdaq Global Market, and Purchaser Parent has not received any notice of delisting. No judgment, Order, ruling, regulation, decree, injunction, or award of any securities commission or similar securities regulatory authority or any other Governmental Body, or of the Nasdaq Global Market, preventing or suspending trading in any Interests of Purchaser Parent has been issued, and no proceedings for such purpose are, to Purchaser’s knowledge, pending, contemplated or threatened.

Section 7.13SEC Documents; Financial Statements; No Liabilities.

(a)Purchaser Parent has timely filed or furnished with the SEC all reports, schedules, forms, statements, and other documents (including exhibits and other information incorporated therein) required to be filed or furnished by Purchaser Parent since December 31, 2024, except to the extent the failure to timely file or furnish such document would not prevent Purchaser Parent’s ability to file a registration statement on Form S-3. All such documents, including any audited or unaudited financial statements and any notes thereto or schedules included therein (the “Parent Financial Statements”) and that Parent may file after the Execution Date and prior to the Closing Date, are referred to herein as the “Required Parent SEC Documents,” and such Required Parent SEC Documents, together with any voluntarily filed forms, reports or other document filed by Purchaser Parent with the SEC on or since January 1, 2024 (excluding, in each case, information explicitly deemed “furnished” rather than “filed”), are referred to herein as the “Purchaser Parent SEC Documents.” The Required Parent SEC Documents, at the time filed or furnished, (i) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, and (ii) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Purchaser Parent SEC Documents, at the time filed or furnished (except to the extent corrected or superseded by a subsequent Purchaser Parent SEC Document filed prior to the Execution Date), did not (A) in the case of any registration statement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) in the case of Purchaser Parent SEC Documents other than registration statements, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Purchaser Parent Financial Statements were prepared in accordance with GAAP (except as may be indicated in the notes thereto or the omission of notes to the extent permitted by Regulation S-K promulgated under the Securities Act or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and, in the case of interim financial statements, subject to normal year-end adjustments, and fairly present in all material respects the consolidated financial condition, results of operations, and cash flows of Purchaser Parent and its Subsidiaries as of the dates and for the periods indicated therein.

(b)There are no liabilities that would be required by GAAP to be reserved, reflected or otherwise disclosed on a consolidated balance sheet of Purchaser Parent other than (i) liabilities reserved, reflected or otherwise disclosed in the consolidated balance sheet of Purchaser Parent as of December 31, 2024 (including the notes thereto) included in the Parent Financial Statements, (ii) liabilities incurred in the ordinary course of business since January 1, 2024, (iii) fees and expenses incurred in connection with the transactions contemplated by this Agreement and the Related Agreements or (iv) liabilities that would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

Section 7.14Absence of Certain Changes. Since the date of Purchaser Parent’s most recently filed financial statements, there has not been any Material Adverse Effect on Purchaser Parent.

Section 7.15State Takeover Statues. The restrictions applicable to business combinations pursuant to any state Law are inapplicable to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. No “moratorium,” “fair price,” “business combination,” “control share acquisition” or similar provision of any state anti-takeover Law or any similar anti-takeover provision in the Organizational Documents of Purchaser Parent is, or at the Closing will be, applicable to this Agreement or any of the transactions contemplated hereby.

Section 7.16Form S-3. As of the Execution Date, subject to the Registration Rights Agreement, Purchaser Parent is eligible to register all of the Purchaser Parent Common Stock to be issued to Seller pursuant to the terms of this Agreement for resale by Seller under a registration statement on Form S-3 promulgated under the Securities Act.

Article 8

COVENANTS OF THE PARTIES

Section 8.1Access.

(a)Between the Execution Date and the Closing Date (or the earlier termination of this Agreement pursuant to Article 11), Seller will, and will cause its Affiliates (including the Company Group) to (i) provide Purchaser and its Representatives reasonable access, during normal business hours, to the Assets (subject to obtaining any required consents of Third Parties, including any Third Party operators of the Assets with respect to which Seller shall use Commercially Reasonable Efforts to request and obtain), and access to and the right to copy, at Purchaser’s sole cost, risk, and expense, the Records (or originals thereof) in Seller’s or the Company Group’s possession and (ii) use Commercially Reasonable Efforts to secure for Purchaser and its Representatives access to the Properties (to the extent requested by Purchaser) from applicable Third Party operators for the purpose of conducting a reasonable due diligence review of such Assets, but in the case of each of clauses (a)(i) and (a)(ii) only to the extent that (A) Seller or the Company Group may do so without violating any material obligations to any Third Party and (B) the Company Group owns an interest equal to or greater than five percent (5%) in the Assets operated by such Third Party. To the extent permitted by the Third Party operator (if applicable), which such permission the Company shall use Commercially Reasonable Efforts to request and obtain subject to the prior sentence, Purchaser will be entitled to conduct a Phase I Environmental Site Assessment of the Assets and may conduct visual inspections and record reviews relating to such Assets, including their condition and compliance with Environmental Laws, to be conducted by a reputable environmental consulting or engineering firm. Purchaser shall abide by the safety rules, regulations, and operating policies provided to Purchaser in advance of its evaluation (including the execution and delivery of any documentation or paperwork, e.g., boarding agreements or liability releases, required by Third Party operators with respect to Purchaser’s access to any of the Assets) of any applicable Third Party operator while conducting its due diligence evaluation of the Assets. Any conclusions made from any examination done by Purchaser shall result from Purchaser’s own independent review and judgment.

(b)Notwithstanding the foregoing, Purchaser (and its Representatives) shall not operate any testing equipment or conduct any invasive testing, sampling, or other similar activity of soil, groundwater, surface water, storm water, air or other materials (including any testing or sampling for Hazardous Substances, Hydrocarbons, or NORM) on or with respect to the Assets (“Invasive Activities”) prior to Closing as part of its Phase I Environmental Site Assessment. If a Phase I Environmental Site Assessment reasonably identifies any “Recognized Environmental Conditions,” as such conditions are defined or described under the current ASTM International Standard Practice Designation E1527-21, and the environmental consultant that carried out such Phase I Environmental Assessment reasonably recommends Invasive Activities to determine the nature, scope of, or costs for Remediation of an Environmental Defect, then Purchaser may request Seller’s consent (which consent may be withheld in Seller’s sole discretion) to conduct additional environmental property assessments or inspections on the affected Assets, including the collection and analysis of environmental samples (collectively, the “Phase II Environmental Site Assessment”). If Seller consents to Purchaser conducting a Phase II Environmental Site Assessment, then such Phase II Environmental Site Assessment procedures and plan concerning any additional investigation shall be submitted to Seller in a written workplan and shall be reasonably based on the “Recognized Environmental Conditions” identified by the Phase I Environmental Site Assessment. Notwithstanding any rejection of Purchaser’s ability to conduct a Phase II Environmental Site Assessment as described above on or with respect to the Assets, in whole or in part, Purchaser may still deliver an Environmental Defect Notice for any alleged Environmental Defect identified with respect to such Assets pursuant to Section 4.4(a) based on information available to Purchaser and Purchaser’s reasonable assumptions, and the lack of such Phase II Environmental Site Assessment shall not, in and of itself, invalidate such Environmental Defect Notice with respect to Section 4.4(a).

(c)The access granted to Purchaser by Seller under this Section 8.1 shall be limited to Seller’s normal business hours, and Purchaser shall conduct its investigation in a manner that reasonably minimizes interference with the operation of the Assets. Purchaser shall coordinate its access rights with Seller (and with applicable Third Party operators) to reasonably minimize any inconvenience to or interruption of the conduct of business by Seller and the Company Group. Purchaser shall provide Seller with at least forty-eight (48) hours’ written notice before the Assets are accessed pursuant to this Section 8.1, along with a reasonable description of the activities Purchaser intends to undertake, and Seller shall have the right to accompany Purchaser (and any Representatives of Purchaser) in connection with any physical inspection of the Assets, unless Seller agrees otherwise.

(d)Purchaser acknowledges that, pursuant to its right of access to the Assets, Purchaser will become privy to confidential and other information of Seller and its Affiliates and that such confidential information (which includes Purchaser’s conclusions with respect to its evaluations) shall be held confidential by Purchaser in accordance with the terms of the Confidentiality Agreement and any applicable privacy Laws regarding personal information; provided that if Closing should occur, the foregoing confidentiality restriction on Purchaser, including the Confidentiality Agreement, shall terminate automatically without any further actions by the parties thereto.

(e)Purchaser shall promptly provide Seller, but in any event by the Claim Date, copies of all final reports, assessments and sampling or test results prepared by Purchaser and/or any of its Representatives that contain data collected or generated from Purchaser’s and its Representatives’ due diligence with respect to any Environmental Defect that Purchaser intends to assert. Neither Seller nor the Company Group shall be deemed by its receipt of such documents or otherwise to have made any representation or warranty, expressed, implied or statutory as to the condition of the Assets or to the accuracy of said documents or the information contained therein.

(f)From and after the Execution Date until the earlier of the Closing Date and termination of this Agreement in accordance with Article 11, Seller shall continue to provide continuous access to Purchaser and its Representatives to the Data Room; provided that except as otherwise reasonably requested by Purchaser in writing, Seller shall not be required to add or upload any additional data or information to the Data Rooms from and after the Execution Date.

(g)As soon as reasonably practicable, but in any event promptly upon completion of Purchaser’s due diligence, Purchaser shall at its sole cost and expense and without any cost or expense to Seller, the Company Group or any of their respective Affiliates (i) repair all physical damage done to the Assets arising out of Purchaser’s and its Representatives’ due diligence activities on site of the Assets, (ii) restore the Assets to substantially the same condition as they were prior to commencement of Purchaser’s and its Representatives’ due diligence and (iii) remove all equipment, tools and other property brought onto the Assets in connection with Purchaser’s or its Representatives’ due diligence.

(h)During all periods that Purchaser or any of its Representatives are on the Assets or are in the Company’s or any of its Affiliates’ offices, Purchaser shall maintain, at its sole cost and expense and with insurers reasonably satisfactory to Seller, policies of insurance of the types and in the amounts reasonably sufficient to cover such diligence investigation. Upon Seller’s written request, Purchaser shall promptly furnish evidence of such insurance policies to Seller, including evidence as to the effectiveness of such policies.

(i)All investigations and due diligence conducted by Purchaser or any of its Representatives shall be conducted at Purchaser’s sole cost, risk and expense and any conclusions made from any examination done by Purchaser or any of its Representatives shall result from Purchaser’s own independent review and judgment. In connection with the rights of access, examination, and inspection granted to Purchaser under this Section 8.1, (i) PURCHASER (ON BEHALF OF ITSELF AND ITS AFFILIATES, INCLUDING, FROM AND AFTER CLOSING, THE COMPANY GROUP) WAIVES AND RELEASES ALL CLAIMS AGAINST THE SELLER GROUP FOR ANY PERSONAL INJURY OR PROPERTY DAMAGE OR OTHER LIABILITY ARISING IN ANY WAY THEREFROM OR IN ANY WAY CONNECTED THEREWITH AND (ii) PURCHASER HEREBY AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS EACH MEMBER OF THE SELLER GROUP AND THIRD PARTY OPERATORS FROM AND AGAINST ANY AND ALL DAMAGES, INCLUDING THOSE ATTRIBUTABLE TO PERSONAL INJURY, DEATH, OR PHYSICAL PROPERTY DAMAGE, OR VIOLATION OF THE SELLER GROUP’S OR ANY THIRD PARTY OPERATOR’S RULES, REGULATIONS, OR OPERATING POLICIES OF WHICH PURCHASER WAS INFORMED PRIOR TO ACCESSING THE RELEVANT PROPERTY, ARISING OUT OF, RESULTING FROM, OR RELATING TO ANY FIELD VISIT OR OTHER DUE DILIGENCE ACTIVITY CONDUCTED BY PURCHASER WITH RESPECT TO THE ASSETS, EVEN IF SUCH LIABILITIES ARISE OUT OF OR RESULT FROM, SOLELY OR IN PART, THE SOLE, ACTIVE, PASSIVE, CONCURRENT, OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OR VIOLATION OF LAW BY THE SELLER GROUP OR THIRD PARTY OPERATORS; EXCEPTING ONLY (I) DAMAGES TO THE EXTENT ACTUALLY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER, THE COMPANY GROUP OR THIRD PARTY OPERATORS AND (II) DAMAGES ATTRIBUTABLE TO THE MERE DISCOVERY OF ANY PREVIOUSLY EXISTING CONDITION OF THE ASSETS UNCOVERED OR DISCOVERED BY PURCHASER OR ANY OF PURCHASER’S REPRESENTATIVES DURING THE COURSE OF ANY SUCH ACCESS TO OR INSPECTION OF THE ASSETS TO THE EXTENT SUCH PREVIOUSLY EXISTING CONDITION IS NOT CAUSED OR EXACERBATED BY PURCHASER OR ITS REPRESENTATIVES.

Section 8.2Operation of Business. Except (i) for the matters set forth in Schedule 8.2, (ii) as required by any Lease, applicable Material Contract (in the Ordinary Course of Business), applicable Permit or applicable Law, (iii) as required in the event of an emergency to protect life, property, or the environment (provided the Company shall provide Purchaser with written notice of such event as soon as practicable), (iv) as expressly permitted or otherwise expressly contemplated by this Agreement, or (v) as otherwise approved in writing by Purchaser (which approval shall not be unreasonably withheld, conditioned, or delayed), from the Execution Date until the Closing Date (or the earlier termination of this Agreement pursuant to Article 11), Seller shall, and shall cause the Company Group to:

(a)conduct the Business, including the ownership, operation and maintenance of the Assets, in the Ordinary Course of Business in all material respects;

(b)not propose any new operations or capital expenditures reasonably anticipated to require future expenditures by the Company Group in excess of $50,000 on an AFE-by-AFE basis and $100,000 in aggregate with respect to all AFEs, in each case, net to the interest of the Company Group;

(c)not enter into any Applicable Contract that, if entered into on or prior to the Execution Date, would be required to be listed on Schedule 6.12, or voluntarily terminate or waive any material right under or give any material consent with respect to, or materially amend, any Material Contract or any Applicable Contract that, if such Contract had been so amended as of the Execution Date, would have constituted a Material Contract;

(d)not assign any Contract (that, if assigned on or prior to the Execution Date, would be required to be listed on Schedule 6.12);

(e)not transfer, farmout, sell, hypothecate, encumber, or otherwise dispose of any Assets except for sales and dispositions made in the Ordinary Course of Business of (i) Equipment that is no longer necessary in the operation of the Assets or for which replacement equipment of like quality is obtained or (ii) Hydrocarbons;

(f)provide Purchaser with a copy of any material notices received from any Governmental Body pertaining to the Assets or the Company Group;

(g)not waive, compromise or settle any Proceedings or material right or claim with respect to any of the Assets, except for the settlement of a claim that (i) requires payment of less than $250,000 by the Company Group, and (ii) would not impose any material obligations or restrictions on the Assets or the Business, in each case, after Closing;

(h)maintain the books, accounts and Records of the Company Group in the Ordinary Course of Business;

(i)not amend or otherwise change the Organizational Documents of the Company Group;

(j)not issue, sell, pledge, transfer, dispose of, or otherwise subject to any Encumbrance any Interests in the Company Group, or any options, warrants, convertible securities or other rights of any kind to acquire any such shares, or any other Interest in the Company Group;

(k)not declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any Interests in the Company Group;

(l)not reclassify, combine, split, subdivide or redeem, or purchase or otherwise acquire, directly or indirectly, any Interests in the Company Group, or make any other change with respect to the Company’s capital structure, including the formation of any Subsidiaries;

(m)not acquire any corporation, partnership, limited liability company, other business organization, or division thereof or any material amount of assets, or otherwise enter into any joint venture, strategic alliance, exclusive dealing, noncompetition, or similar contract or arrangement other than acquisitions as to which the aggregate amount of the consideration paid or transferred by the Company Group in connection with all such acquisitions would not exceed $100,000;

(n)maintain its existence and not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, consolidation, or other reorganization or otherwise effect any transaction that would impact or alter any of the Company’s corporate structure;

(o)not hire any employees;

(p)not make any change in any method of accounting or accounting practice or policy, except as required by GAAP;

(q)maintain its existing insurance policies relating to the Assets in such amounts and with such deductibles as are currently maintained by the Company Group;

(r)(i) not make any material Tax election or amend any Tax Return, in each case, outside of the Ordinary Course of Business or otherwise inconsistent with past Tax practice and procedure of the Company Group, (ii) not waive, concede or compromise any right to or in a Tax credit, holiday or abatement or (iii) not file or permit to be filed any election to change the Tax classification of any member of the Company Group;

(s)not grant or create any Preferential Purchase Rights with respect to the Assets or the Company Group;

(t)not elect to participate in or non-consent for any operations proposed by a Third Party; provided that the Company Group may non-consent to an operation if Purchaser fails to provide its consent to participate in such operation within five (5) Business Days of receiving a written request for such consent;

(u)unless required by any Material Contract or Lease, not propose, effectuate or agree to any operation to plug and abandon any Well or other tangible personal property;

(v)not acquire any material assets or properties except for inventory in the Ordinary Course of Business;

(w)except in accordance with Section 8.10, not enter into or become a party to any Hedge that will burden the Assets or the Company Group from and after Closing;

(x)not voluntarily relinquish its position as operator to anyone other than Purchaser with respect to any of its Assets, or voluntarily abandon any of its Assets other than as required pursuant to the terms of a Lease or applicable Law;

(y)not drill and/or complete any well described on Schedule 8.2 or incur property costs (from and after the Execution Date) with respect thereto in excess of $250,000 in the aggregate;

(z)provide Purchaser prompt notice of any (i) written alleged material breach of a Material Contract by the Company Group, (ii) written alleged material violation of Law by the Company Group or with respect to the operation of the Assets operated by the Company Group, (iii) written threat to terminate, cancel, rescind or procure judicial reformation of any Lease, (iv) written threat of condemnation with respect to the Assets or (v) Proceedings that arise or are threatened in writing after the Execution Date with respect to the Assets, in each case, received by the Company Group; and

(aa)	not commit to or enter into an agreement with respect to any of the foregoing.

Requests for approval of any action restricted by this Section 8.2 shall be delivered in writing to all of the following individuals by electronic correspondence (at the email addresses set forth below), each of whom shall have full authority to grant or deny such requests for approval on behalf of Purchaser (such approval not to be unreasonably withheld, conditioned or delayed): Andrew Williamson at andrew.williamson@epsilonenergyltd.com, Jason Stabell at jason.stabell@epsilonenergyltd.com, or Henry Clanton at henry.clanton@epsilonenergyltd.com. Purchaser’s approval of any action restricted by this Section 8.2 shall be considered granted within five (5) days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Seller’s notice) after Seller’s written notice to Purchaser requesting such consent unless Purchaser notifies Seller to the contrary during that period. In the event of an emergency, Seller (or the Company Group) may take such action as a prudent owner or operator would take and shall notify Purchaser of such action promptly thereafter. Purchaser acknowledges the Company Group may own undivided interests in certain of the properties comprising the Assets, and Purchaser agrees that the acts or omissions of the other owners or operators who are neither the Company or an Affiliate of the Company shall not constitute a breach of the provisions of this Section 8.2 by Seller or the Company Group, and no action required by a vote of such other owners shall constitute such a breach so long as Seller has caused the Company Group to vote its interests in a manner that complies with the provisions of this Section 8.2.

Section 8.3Interim Information. From the Execution Date to Closing, Seller shall give Purchaser notice of any breach of Seller’s or the Company’s representations and warranties if (a) Seller reasonably believes that such breach is reasonably likely to result in a failure of Purchaser’s condition to Closing under Section 9.2(a), or (b) such notice is made pursuant to requests from Purchaser or its Representatives. Any such notice by Seller shall be in writing and shall state the basis on which such notice is being given as contemplated by the preceding sentence. If Seller provides Purchaser notice of a matter described in clause (a) of the immediately preceding sentence and, based upon the matters relating to such notice, Purchaser does not deliver written notice to Seller pursuant to Section 11.1(d) to terminate this Agreement on or before the expiration of five (5) Business Days after receipt of such notice by Purchaser (the “Consideration Period”), then Purchaser shall be deemed to have waived the matters relating to such notice with respect to Purchaser’s obligation to close under Section 9.2(a), and Purchaser shall not be entitled to terminate or make a claim against Seller under this Agreement with respect to any such matter.

Section 8.4Further Assurances.

(a)Except as otherwise expressly set forth herein, the Parties shall cooperate and use their respective Commercially Reasonable Efforts to take, or cause to be taken, all appropriate action, and do, or cause to be done, and assist and cooperate with the other Party in doing, all things necessary, proper or advisable (subject to applicable Laws) to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby.

(b)After Closing, the Parties agree to take such further actions and to execute, acknowledge, and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or any other Transaction Document.

Section 8.5Independent Contractor Matters. At or prior to Closing, the Company shall have terminated each Applicable Consulting Agreement.

Section 8.6R&W Insurance Policy.

(a)The Parties acknowledge and agree that, as of or prior to the Execution Date, Purchaser has procured the R&W Conditional Binder in connection with the R&W Insurance Policy attached hereto as Exhibit D. Purchaser acknowledges that obtaining such R&W Conditional Binder and the R&W Insurance Policy is a material inducement to Seller entering into the transactions contemplated by this Agreement, and that Seller is relying on Purchaser’s covenants and obligations set forth in this Section 8.6.

(b)Following the Execution Date, Purchaser shall take all actions reasonably necessary to ensure that the conditions in the R&W Conditional Binder are met so that the R&W Insurance Policy will remain effective from and after the Closing. Purchaser shall cause the R&W Insurance Policy to be issued at Closing on terms and substantially in the form provided or made available to Seller prior to the Execution Date, which policy shall, for the avoidance of doubt, include terms to the effect that the R&W Insurer expressly waives its rights to bring (and agrees not to pursue, directly or indirectly) any claim against any member of the Seller

Group by way of subrogation, claims for contribution or otherwise, other than with respect to a claim for Fraud, and shall cause the R&W Insurance Policy to name the Seller Group as express third-party beneficiaries of such waiver. Purchaser shall not amend, modify or otherwise change in a manner materially adverse to the Seller Group the R&W Insurance Policy without Seller’s prior written consent. From and after the Execution Date, Purchaser shall not (and shall cause its Affiliates to not) grant any right of subrogation, contribution or other right or otherwise amend, modify, terminate, or waive any term or condition of the R&W Insurance Policy in a manner inconsistent with Section 8.6(a).

(c)From and after the Closing, Purchaser agrees that Purchaser will:

(i)comply with the terms of any post-Closing deliverables set forth in the R&W Insurance Policy; and

(ii)not agree to any amendment, variation or waiver of the R&W Insurance Policy (or do anything that has a similar effect) that would be adverse to Seller’s subrogation rights without Seller’s prior written consent.

(d)From and after the Closing, Purchaser may notify Seller in connection with any claim made by Purchaser under the R&W Insurance Policy and to the extent requested in writing, Seller shall, and shall cause its Affiliates to, reasonably cooperate with Purchaser (at Purchaser’s sole cost and expense) in connection with any claim made by such Person under the R&W Insurance Policy.

Section 8.7Directors and Officers.

(a)Purchaser agrees that all rights to indemnification, exculpation or advancement now existing in favor of any present or former directors, officers, employees, partners, members and agents of the Company Group (the “D&O Indemnified Parties”), as provided in the Organizational Documents of the Company Group, whether asserted or claimed prior to, at or after the Closing (including, for the avoidance of doubt, in connection with (i) the transactions contemplated by this Agreement and (ii) actions to enforce this provision or any other indemnification, exculpation or advancement right of any of the foregoing), shall survive the Closing and shall continue in full force and effect for a period of not less than six (6) years and that the Company Group will perform and discharge the obligations to provide such indemnity, exculpation and advancement after the Closing; provided, however, that all rights to indemnification, exculpation and advancement in respect of any Proceeding arising out of or relating to matters existing or occurring at or prior to the Closing Date and asserted or made within such six-year period shall continue until the final disposition of such Proceeding. From and after the Closing, Purchaser shall not, and shall cause each of its Subsidiaries and Affiliates (including the Company Group) not to, amend, repeal or otherwise modify the indemnification provisions of its Organizational Documents as in effect at the Closing in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties. Notwithstanding the foregoing, a D&O Indemnified Party shall not be entitled to indemnification and the advancement of expenses as contemplated above to the extent such D&O Indemnified Party, solely in its capacity as Seller (and not as a director or officer of the Company), is the subject of a claim by Purchaser or its Affiliates against Seller or its Affiliates pursuant to this Agreement.

(b)Purchaser hereby covenants, for itself and its Affiliates, successors and assigns, that it and they shall not institute any Proceeding in any court or before any administrative agency or before any other tribunal against any present or former D&O Indemnified Parties, in their capacity as such, with respect to the execution of their duties up to the termination of their appointment, including in connection with, arising out of, resulting from or in any way related to the transactions contemplated by this Agreement with respect to any liabilities, actions or causes of action, judgments, claims or demands of any nature or description (consequential, compensatory, punitive or otherwise), excluding however, in each case, instances of Fraud.

(c)In the event Purchaser or the Company Group or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, Purchaser shall make proper provision so that the successors and assigns of Purchaser or the Company Group, as the case may be, shall assume the obligations set forth in this Section 8.7.

(d)The provisions of this Section 8.7 shall survive the consummation of the Closing and continue for the periods specified herein. This Section 8.7 is intended to benefit the directors, officers, employees, partners, members and agents of the members of the Company Group and any other Person or entity (and their respective heirs, successors and assigns) referenced in this Section 8.7 or indemnified hereunder, each of whom may enforce the provisions of this Section 8.7 (whether or not parties to this Agreement). Each of the Persons referenced in the immediately preceding sentence are intended to be third party beneficiaries of this Section 8.7.

(e)Prior to the Closing, the Company Group shall obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from the Closing with at least the same coverage and amount and containing terms and conditions that are not less advantageous in the aggregate to the D&O Indemnified Parties as the Company Group’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Closing Date (including in connection with the transactions contemplated by this Agreement) (the “D&O Tail Policy”). Purchaser shall bear the cost of the D&O Tail Policy, which cost, for the avoidance of doubt, shall not constitute Leakage. During the term of the D&O Tail Policy, Purchaser shall not (and shall cause the Company Group not to) take any action to cause the D&O Tail Policy to be cancelled or any provision therein to be amended or waived.

Section 8.8Certain Disclaimers.

(a)EXCEPT AS AND TO THE EXTENT EXPRESSLY REPRESENTED OTHERWISE BY SELLER OR THE COMPANY IN ARTICLE 5 AND ARTICLE 6 (OR CONFIRMED IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), SELLER DOES NOT MAKE, SELLER EXPRESSLY DISCLAIMS, AND PURCHASER WAIVES, REPRESENTS, AND WARRANTS THAT PURCHASER HAS NOT RELIED UPON, ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, IN THIS OR ANY OTHER INSTRUMENT, AGREEMENT, OR CONTRACT DELIVERED HEREUNDER OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER, INCLUDING ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, ORAL OR WRITTEN, AS TO (i) TITLE TO ANY OF THE COMPANY INTERESTS OR THE ASSETS, (ii) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL, SEISMIC DATA, RESERVE DATA, RESERVE REPORTS, OR RESERVE INFORMATION (OR ANY ANALYSIS OR INTERPRETATION THEREOF) RELATING TO THE COMPANY INTERESTS OR THE ASSETS, (iii) THE QUANTITY, QUALITY, OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (iv) THE EXISTENCE OF ANY PROSPECT, RECOMPLETION, INFILL, OR STEP-OUT DRILLING OPPORTUNITIES, (v) ANY ESTIMATES OF THE VALUE OF THE COMPANY INTERESTS OR THE ASSETS OR FUTURE REVENUES GENERATED BY THE COMPANY INTERESTS OR THE ASSETS, (vi) THE PRODUCTION OF PETROLEUM SUBSTANCES FROM THE ASSETS, OR WHETHER PRODUCTION HAS BEEN CONTINUOUS OR IN PAYING QUANTITIES, OR ANY PRODUCTION OR DECLINE RATES, (vii) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE ASSETS, (viii) INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, OR (ix) ANY OTHER RECORD, FILES, MATERIALS, OR INFORMATION (INCLUDING AS TO THE ACCURACY, COMPLETENESS, OR CONTENTS OF THE RECORDS) THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO PURCHASER, PURCHASER PARENT, PURCHASER GROUP, OR ANY INVESTORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO (INCLUDING ANY ACCOUNTING MATERIALS, LEASE OPERATING STATEMENTS, OR OTHER ITEMS PROVIDED IN CONNECTION WITH SECTION 8.1); AND SELLER FURTHER DISCLAIMS, AND PURCHASER WAIVES, ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT, EXPRESS, STATUTORY, OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT, EXCEPT AS AND TO THE EXTENT EXPRESSLY REPRESENTED OTHERWISE BY SELLER OR THE COMPANY IN ARTICLE 5 AND ARTICLE 6 (OR CONFIRMED IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B)), THE COMPANY INTERESTS AND THE ASSETS ARE BEING TRANSFERRED “AS IS, WHERE IS,” WITH ALL FAULTS AND DEFECTS. PURCHASER SPECIFICALLY DISCLAIMS ANY OBLIGATION OR DUTY BY SELLER OR ANY MEMBER OF THE SELLER GROUP TO MAKE ANY DISCLOSURES OF FACT NOT REQUIRED TO BE DISCLOSED PURSUANT TO THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN AND PURCHASER EXPRESSLY ACKNOWLEDGES AND COVENANTS THAT PURCHASER DOES NOT HAVE, WILL NOT HAVE, AND WILL NOT ASSERT ANY CLAIM, DAMAGES, OR EQUITABLE REMEDIES WHATSOEVER AGAINST ANY MEMBER OF THE SELLER GROUP EXCEPT FOR CLAIMS, DAMAGES, AND EQUITABLE REMEDIES AGAINST SELLER FOR BREACH AN EXPRESS REPRESENTATION, WARRANTY, OR COVENANT OF A SELLER UNDER THIS AGREEMENT. PURCHASER ACKNOWLEDGES AND AGREES THAT NONE OF THE SELLER GROUP SHALL HAVE ANY RESPONSIBILITY FOR ANY BREACH OF A REPRESENTATION OR WARRANTY IN ARTICLE 5 OR ARTICLE 6 OR FAILING OR OMITTING TO DISCLOSE ANY CONDITION, AGREEMENT, DOCUMENT, DATA, INFORMATION OR OTHER MATERIALS RELATING TO THE COMPANY INTERESTS OR THE ASSETS THAT IS NOT EXPRESSLY ADDRESSED BY THIS AGREEMENT, EXCEPT IN THE EVENT OF FRAUD.

(b)EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 4 OR IN SELLER’S REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 6.17 AND SECTION 6.18 (AS RELATED TO PERMITS UNDER ENVIRONMENTAL LAWS), SELLER SHALL NOT HAVE ANY LIABILITY IN CONNECTION WITH AND HAVE NOT AND WILL NOT MAKE (AND HEREBY DISCLAIMS) ANY REPRESENTATION, WARRANTY, OR OTHER STATEMENT REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL DEFECTS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF HAZARDOUS SUBSTANCES, HYDROCARBONS, OR NORM INTO THE ENVIRONMENT, OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES, OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSETS,

AND NOTHING IN THIS AGREEMENT OR OTHERWISE SHALL BE CONSTRUED AS SUCH A REPRESENTATION, WARRANTY, OR OTHER STATEMENT, AND PURCHASER SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS, WHERE IS” FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION. AT CLOSING, PURCHASER SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES, AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING CONDITIONS SPECIFICALLY RELATING TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS, OTHER MAN-MADE FIBERS, AND NORM. PURCHASER IS RELYING SOLELY UPON THE TERMS OF THIS AGREEMENT, EACH OTHER TRANSACTION DOCUMENT, AND ITS OWN INSPECTION OF THE COMPANY INTERESTS AND THE ASSETS. AS OF CLOSING, PURCHASER SHALL HAVE MADE ALL SUCH REVIEWS AND INSPECTIONS OF THE COMPANY INTERESTS AND THE ASSETS AND THE RECORDS AS PURCHASER HAS DEEMED NECESSARY OR APPROPRIATE TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

(c)PURCHASER ACKNOWLEDGES THAT IT SHALL ASSUME ALL RISK OF LOSS WITH RESPECT TO (i) CHANGES IN COMMODITY OR PRODUCT PRICES AND ANY OTHER MARKET FACTORS OR CONDITIONS (INCLUDING ANY PRICING DIFFERENTIALS) FROM AND AFTER THE EXECUTION DATE; (ii) SUBJECT TO SECTION 4.7, PRODUCTION DECLINES OR ANY ADVERSE CHANGE IN THE PRODUCTION CHARACTERISTICS OR DOWNHOLE CONDITION OF ANY WELL, INCLUDING ANY WELL WATERING OUT, OR EXPERIENCING A COLLAPSE IN THE CASING OR SAND INFILTRATION, FROM AND AFTER THE EXECUTION DATE; AND (iii) DEPRECIATION OF ANY ASSETS THAT CONSTITUTE PERSONAL PROPERTY THROUGH ORDINARY WEAR AND TEAR.

(d)SELLER AND PURCHASER AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE 5, ARTICLE 6, AND THIS SECTION 8.7 ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 8.9Affiliate Contracts. Unless otherwise agreed to in writing by Seller and Purchaser, Seller shall, and shall cause the Company Group to, terminate all transactions and Contracts between any member of the Company Group, on the one hand, and Seller or any of its other Affiliates, on the other hand, including those listed on Schedule 6.33 prior to or effective as of the Closing Date and provide to Purchaser, in form and substance reasonably satisfactory to Purchaser, evidence of the termination of, all such transactions and Contracts.

Section 8.10Hedges. From and after the Execution Date, until the earlier of Closing and the termination of this Agreement, Seller shall not and shall cause its Affiliates not to (a) voluntarily terminate, unwind, amend or modify any of the Company Hedges and (b) enter into any additional Hedges, in each case, without the prior written consent of Purchaser (such consent not to be unreasonably delayed, conditioned or withheld).

Section 8.11Post-Closing Confidentiality. Seller acknowledges that any non-public information about the Company Group, the Company Interests, the Business or the Assets (the “Confidential Information”) is the property of the Company and from and after the Closing, such Confidential Information will be the property of Purchaser and its Affiliates (including after the Closing, the Company Group). From and after the Closing Date, Seller shall, and shall cause its Affiliates and Seller’s and their respective Representatives to, maintain all Confidential Information in strict confidence and secrecy, and shall not, directly or indirectly, disclose any Confidential Information to any Person other than Purchaser or its Affiliates, except to the extent that such information (through no fault of Seller or its respective Affiliates or Representatives) (i) is generally available to the public, (ii) is lawfully acquired by Seller or its Affiliates or their respective Representatives from and after the Closing from sources that are not known to Seller to be prohibited from disclosing such information by a legal or contractual obligation, or (iii) is required to be disclosed under applicable Law or is requested by a Governmental Body (by oral questions, interrogatories, requests for information or documents in legal Proceedings, subpoena, civil investigative demand or other similar process) or in connection with a routine audit to be disclosed; provided that if Seller or any of its Affiliates or their respective Representatives is so compelled to disclose any such Confidential Information, then Seller shall promptly notify Purchaser in writing and shall disclose only that portion of such information which Seller is legally required to disclose (provided that no such notice need be provided in the case of any routine regulatory examination pursuant to which neither the Company, Purchaser nor any of their respective Affiliates is a stated target); provided, further, that Seller shall use its Commercially Reasonable Efforts to cooperate with Purchaser to obtain an appropriate protective order upon Purchaser’s request and at Purchaser’s sole expense or other reasonable assurance that confidential treatment will be accorded such information. This Section 8.11 shall not prohibit disclosure of any Confidential Information to any Representatives of Seller or its Affiliates who agree to keep such Confidential Information confidential and are informed of the terms of this Section 8.11; provided that Seller shall be responsible for any breach of this Section 8.11 by such Representatives to which it disclosed such Confidential Information.

Section 8.12Insurance Matters.

(a)After Closing, Purchaser, on behalf of the Company Group, may pursue any claims or losses covered under any insurance policies maintained by Seller or its Affiliates or with respect to which any member of the Company Group is a named insured or otherwise the beneficiary of coverage, but only with respect to claims that are made or losses that occurred prior to the Closing, and only to the extent that (i) such claims or claims associated with such losses are claims or losses of the Company Group and (ii) the Seller has not borne or incurred any costs or damages in respect thereof (“Pre-Closing Insurance Claims”). Seller shall use Commercially Reasonable Efforts to cooperate with Purchaser in the pursuit of such Pre-Closing Insurance Claims, and Purchaser shall promptly reimburse Seller for documented out-of-pocket costs and expenses that Seller reasonably incurred after Closing in connection with such claims, exclusive of any costs and expenses to the extent relating to any expenses for which Seller would be required to indemnify Purchaser pursuant to Section 12.1(b). In the event that, after Closing, Seller or any of its Affiliates receives insurance proceeds with respect to Pre-Closing Insurance Claims, then, within ten (10) Business Days of receipt, Seller shall pay, or cause to be paid, to the account(s) designated by Purchaser an amount equal to such insurance proceeds, less Seller’s documented out-of-pocket costs and expenses reasonably incurred in connection with obtaining such insurance proceeds.

(b)To the extent that there is a claim against one or more of the D&O Indemnified Parties for which Purchaser or the Company Group is required to indemnify such D&O Indemnified Parties or otherwise advance expenses to such D&O Indemnified Parties in accordance with Section 8.7, then Seller shall reasonably cooperate with Purchaser and the Company Group in connection with such claim and shall use its Commercially Reasonable Efforts to submit such claim under the D&O Insurance Policy(ies). Unless prohibited under the applicable D&O Insurance Policy(ies) or applicable Law, to the extent that Seller or its Affiliates receive any proceeds from the D&O Insurance Policy(ies) in connection with any such claim, Seller shall remit or otherwise assign such proceeds to Purchaser and/or the Company Group when received, but only to the extent that Purchaser and/or the Company has actually paid expenses, costs or monies in satisfaction of and pursuant to Purchaser’s and/or the Company Group’s indemnification obligations in connection therewith.

(c)Notwithstanding anything to the contrary in this Agreement, the Parties agree that nothing in this Agreement is intended to or does in any way waive, release or discharge any insurance coverage, whether as insured, additional insured or otherwise, to which the Company Group is entitled before Closing, including for claims asserted after Closing for pre-Closing occurrences.

Section 8.13Registration Rights; Lock Up. At Closing, Purchaser Parent shall enter into the Registration Rights Agreement. If Seller would be a post-Closing Affiliate of Purchaser Parent, Seller will execute and deliver a Lock-Up Agreement, which shall include a lock-up period of one hundred eighty (180) days following Closing.

Section 8.14Public Announcements. The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. No Party (or any of its Affiliates) shall make any other press release or public announcement regarding the existence of this Agreement, the contents hereof or the transactions contemplated hereby without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed) (collectively, the “Public Announcement Restrictions”). The Public Announcement Restrictions shall not restrict disclosures to the extent (i) necessary for a Party to perform this Agreement (including disclosures to Governmental Bodies or Third Parties holding rights that may be applicable to the transaction contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents), (ii) required, in the reasonable opinion of the disclosing Party, by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates, or in response to comments from the SEC, (iii) made to Representatives, (iv) that such Party has given the other Party a reasonable opportunity to review such disclosure prior to its release and no objection is raised promptly, or (v) made to its employees. In the case of the disclosure described in the foregoing clauses (i) and (ii), each Party shall use its Commercially Reasonable Efforts to consult with the other Party regarding the contents of any such release or announcement prior to making such release or announcement; provided, that the Party making such release or announcement shall not be obligated to delay the release or announcement.

Section 8.15Access to Books and Records. Following the Closing, Purchaser shall cause the Company to retain all books, ledgers, files, reports, plans, operating records and any other material documents pertaining to the Company in existence at the Closing that are required to be retained under current retention policies for a period of six (6) years from the Closing Date, and to use Commercially Reasonable Efforts to make the same available after the Closing for inspection by Seller or its representatives, at Seller’s sole expense, during regular business hours and upon reasonable written request with advance notice.

Section 8.16Listing Matters. Purchaser Parent shall cause the Purchaser Parent common shares comprising the Purchaser Parent Common Stock to be approved for listing on the Nasdaq Global Market, subject to official notice of issuance, prior to the Closing.

Section 8.17Conduct of Purchaser Parent. Except (i) as set forth on Schedule 8.16, (ii) as may be required by Law (including as may be requested or compelled by any Governmental Body), (iii) as expressly contemplated by this Agreement or (iv) as otherwise approved in writing by Seller (such consent not to be unreasonably withheld, conditioned or delayed), from the Execution Date until the earlier of the Closing and termination of this Agreement pursuant to Article 11, Purchaser Parent shall and shall cause Purchaser to:

(a)not amend or otherwise change the Organizational Documents of Purchaser Parent or Purchaser (other than de minimis amendments for administrative purposes);

(b)not adopt any plan or agreement of complete or partial liquidation, dissolution, restructuring, recapitalization, merger, combination or other reorganization (other than in connection with secondary offerings in the stock exchange);

(c)not make any material change in any method of accounting or accounting practice or policy, except as required by GAAP or applicable Laws (or as required to confirm to any changes in statutory or regulatory accounting rules (including GAAP or regulatory requirements with respect thereto)); and

(d)not enter into any agreement or commitment that would cause Purchaser Parent or Purchaser to violate any of the foregoing covenants in this Section 8.17.

Nothing contained in this Agreement shall give Seller, directly or indirectly, the right to control or direct the operations of Purchaser Parent or any of its Subsidiaries prior to the consummation of the transactions contemplated hereby. Prior thereto, Purchaser Parent and its Subsidiaries shall have the right exercise, consistent with the terms and conditions of this Agreement, control and supervision over their business operations.

Seller’s approval of any action included in this Section 8.17 shall be considered granted with forty-eight (48) hours after Purchaser’s notice to Seller requesting such consent in accordance with this Section 8.17 unless Seller notifies Purchaser to the contrary or requests additional time during that period. In the event of an emergency, Purchaser Parent or its applicable Subsidiary may take such action as a prudent owner or operator would take and shall notify Seller of such action promptly thereafter, but in any event within three (3) Business Days of the taking of such action.

Article 9

CONDITIONS TO CLOSING

Section 9.1Seller’s Conditions to Closing. The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Seller) on or prior to Closing of each of the following conditions precedent:

(a)Representations. (i) Each of Purchaser’s representations and warranties set forth in Article 7 (other than Purchaser’s Fundamental Representations) shall be true and correct (without regard to materiality, Material Adverse Effect or similar qualifiers) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except in the case of this clause (i) for all such breaches, if any, of such representations and warranties that in the aggregate would not have a Material Adverse Effect (solely as described in subsection (b) of the definition of Material Adverse Effect) and (ii) Purchaser’s Fundamental Representations set forth in Article 7 shall be true and correct as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date);

(b)Performance. Purchaser shall have performed and observed, in all material respects, all covenants, obligations and agreements to be performed or observed by Purchaser under this Agreement prior to or on the Closing Date;

(c)No Action. No Order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall (i) have been issued, enacted, promulgated, enforced or entered by any Governmental Body having jurisdiction over any Party, and (ii) remain in force and no Proceeding shall have been commenced by any Governmental Body for the purpose of obtaining any such Order;

(d)Impairments. The sum of (without duplication of any amounts) (i) the aggregate Title Defects Amounts (less any Title Benefit Amounts) and Remediation Amounts determined pursuant to Section 4.2(a) and Section 4.4(a), as applicable, in each case, subject to the application of the Individual Defect Threshold and Aggregate Defect Deductible in accordance with Section 4.3(b) and Section 4.6, as applicable, plus (ii) the amount of Casualty Losses, does not equal or exceed 20% of the Unadjusted Purchase Price; provided that, if either Party claims the requirements of this Section 9.1(d) are not met as of the Outside Date and the

Parties have not agreed upon all Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof), the Parties shall submit all unresolved disputes with respect to any Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof) to expert arbitration in accordance with Section 4.6; provided that, in lieu of the timing provided in Section 4.6, the Parties shall select a Consultant within five (5) Business Days from the Outside Date, each Party shall submit such Party’s position to the Consultant within ten (10) Business Days of the delivery of such notice and each Party shall instruct the Consultant to deliver a determination of (A) the Remediation Amount(s) attributable to all disputed Environmental Defects (including the asserted cure thereof), (B) the Title Defect Amount(s) attributable to all disputed Title Defects (including the asserted cure thereof) and/or (C) the Title Benefit Amount(s) attributable to all disputed Title Benefits, as applicable within twenty (20) days of the delivery of such notice, in which case the Outside Date shall be tolled and extended by the number of days between the Outside Date and the date which is five (5) days following the date the Consultant has issued its written determinations for such disputed matters. For the avoidance of doubt, a Party’s initiation of arbitration in accordance with this Section 9.1(d), shall not prevent Purchaser from electing to waive any asserted Title Defect or Environmental Defect, as applicable;

(e)Consent of Shareholders of Purchaser Parent. Purchaser Parent shall have received the Shareholder Consent;

(f)Closing of Peak E&P MIPA Transaction. The closing of the transactions contemplated by the Peak E&P MIPA shall have occurred (or shall be ready to occur simultaneously with Closing);

(g)Deliveries. Purchaser shall deliver (or be ready, willing, and able to deliver at Closing) to Seller duly executed counterparts of the documents and certificates to be delivered by Purchaser under Section 10.3; and

(h)Nasdaq Global Market Listing Approval. The Purchaser Parent common shares issuable to Seller as the Purchaser Parent Common Stock shall have been authorized for listing on the Nasdaq Global Market, subject to official notice of issuance.

Seller may not rely on the failure of any condition set forth in this Section 9.1 to be satisfied if such failure was caused primarily by the failure of Seller to perform any of its obligations under this Agreement. If the Closing occurs, all closing conditions set forth in this Article 9 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Seller solely for purposes of this Article 9 (and, for the avoidance of doubt, such waiver shall not apply to or limit the rights of the Parties under this Agreement or the Transaction Documents after the Closing).

Section 9.2Purchaser’s Conditions to Closing. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction (or waiver by Purchaser) on or prior to Closing of each of the following conditions precedent:

(a)Representations. (i) Each of Seller’s representations and warranties set forth in Article 5 and each of the Company’s representations and warranties set forth Article 6 (other than Seller’s and the Company’s Fundamental Representations) shall be true and correct (without regard to materiality, Material Adverse Effect or similar qualifiers) as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except in the case of this clause (i) for all such breaches, if any, of such representations and warranties that in the aggregate would not have a Material Adverse Effect, and (ii) Seller’s Fundamental Representations set forth in Article 5 and the Company’s Fundamental Representations set forth in Article 6 shall be true and correct as of the Closing Date as though made on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date);

(b)Performance. Seller shall have performed and observed, in all material respects, all covenants, obligations and agreements to be performed or observed by Seller or the Company under this Agreement prior to or on the Closing Date;

(c)No Action. No Order restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement shall (i) have been issued, enacted, promulgated, enforced or entered by any Governmental Body having jurisdiction over any Party, and (ii) remain in force and no Proceeding shall have been commenced by any Governmental Body for the purpose of obtaining any such Order;

(d)Impairments. The sum of (without duplication of any amounts) (i) the aggregate Title Defects Amounts (less any Title Benefit Amounts) and Remediation Amounts determined pursuant to Section 4.2(a) and Section 4.4(a), as applicable, in each case, subject to the application of the Individual Defect Threshold and the Aggregate Defect Deductible in accordance with Section 4.3(b) and Section 4.6, as applicable, plus (ii) the aggregate amount of Casualty Losses, does not equal or exceed 20% of the

Unadjusted Purchase Price; provided that, if either Party claims the requirements of this Section 9.2(d) are not met as of the Outside Date and the Parties have not agreed upon all Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof), the Parties shall submit all unresolved disputes with respect to any Title Defects, Title Benefits, Title Defect Amounts, Title Benefit Amounts, Environmental Defects or Remediation Amounts (or the asserted cure thereof) to expert arbitration in accordance with Section 4.6; provided that, in lieu of the timing provided in Section 4.6, the Parties shall select a Consultant within five (5) Business Days from the Outside Date, each Party shall submit such Party’s position to the Consultant within ten (10) Business Days of the delivery of such notice and each Party shall instruct the Consultant to deliver a determination of (A) the Remediation Amount(s) attributable to all disputed Environmental Defects (including the asserted cure thereof), (B) the Title Defect Amount(s) attributable to all disputed Title Defects (including the asserted cure thereof) and/or (C) the Title Benefit Amount(s) attributable to all disputed Title Benefits, as applicable within twenty (20) days of the delivery of such notice, in which case the Outside Date shall be tolled and extended by the number of days between the Outside Date and the date which is five (5) days following the date the Consultant has issued its written determinations for such disputed matters. For the avoidance of doubt, a Party’s initiation of arbitration in accordance with this Section 9.2(d), shall not prevent Purchaser from electing to waive any asserted Title Defect or Environmental Defect, as applicable;

(e)Consideration Period. The Consideration Period, if any, shall have expired pursuant to the terms contemplated by Section 8.3;

(f)Closing of Peak E&P MIPA Transaction. The closing of the transactions contemplated by the Peak E&P MIPA shall have occurred (or shall be ready to occur simultaneously with Closing); and

(g)Deliveries. Seller shall deliver (or be ready, willing, and able to deliver at Closing) to Purchaser duly executed counterparts of the documents and certificates to be delivered by Seller under Section 10.2.

Purchaser may not rely on the failure of any condition set forth in this Section 9.2 to be satisfied if such failure was caused primarily by the failure of Purchaser to perform any of its obligations under this Agreement. If the Closing occurs, all closing conditions set forth in this Article 9 that have not been fully satisfied as of the Closing shall be deemed to have been waived by Purchaser solely for purposes of this Article 9 (and, for the avoidance of doubt, such waiver shall not apply to or limit the rights of the Parties under this Agreement or the Transaction Documents after the Closing).

Article 10

CLOSING

Section 10.1Time and Place of Closing. Consummation of the purchase and sale transaction as contemplated by this Agreement (the “Closing”), shall, unless otherwise agreed to in writing by Purchaser and Seller, take place by electronic transmission at 10:00 a.m., Mountain Time, on the later of (a) October 27, 2025, and (b) the date that is two (2) Business Days after the last of the conditions to Closing set forth in Article 9 has been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), subject to the rights of the Parties under Article 11. The date on which the Closing occurs is herein referred to as the “Closing Date.”

Section 10.2Obligations of Seller at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Purchaser of its obligations pursuant to Section 10.3, Seller shall deliver or cause to be delivered to Purchaser the following:

(a)a counterpart of the Assignment Agreement, duly executed by Seller;

(b)a certificate duly executed by an authorized officer of Seller, dated as of Closing, certifying on behalf of Seller that the conditions set forth in Section 9.2(a) and Section 9.2(b) have been fulfilled;

(c)a properly completed and duly executed Internal Revenue Service Form W-9 (or applicable successor form) from Seller, dated no earlier than twenty (20) days prior to the Closing Date;

(d)a certificate of good standing or the equivalent, dated no earlier than five (5) days prior to the Closing Date, for each of the Company and its Subsidiaries (from their jurisdictions of formation and each jurisdiction in which they are qualified to do business);

(e)duly executed, written resignations of the officers, managers and directors of the Company or its Subsidiaries set forth in Schedule 10.2(e), effective as of the Closing Date, in form and substance reasonably acceptable to Purchaser;

(f)a counterpart to the Registration Rights Agreement, duly executed by Seller or Seller’s designee whom Seller designated as a party thereto as identified in writing to Purchaser at least two (2) Business Days prior to the Closing Date;

(g)(i) releases and terminations of any mortgages, deeds of trust, assignments of production, financing statements, fixture filings, liens, and other recorded Encumbrances, in each case, burdening the Company Interests and/or the Assets and securing borrowed monies incurred by Seller or any of its Affiliates (including the Company Group), including under any debt instrument that is burdening the Company Interests and/or the Assets and (ii) authorizations to file UCC-3 termination statements in all applicable jurisdictions to evidence the release of all such liens on the Company Interests and/or the Assets securing due and payable obligations, including under any debt instrument;

(h)duly executed amendments to, or waivers of applicable provisions of, those Contracts set forth on Schedule 10.2(h), effective as of the Closing Date, providing that such Contracts will continue in full force and effect following Closing, in forms reasonably satisfactory to the Company;

(i)evidence of termination of each Applicable Consulting Agreement in accordance with Section 8.5; and

(j)all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Purchaser.

Section 10.3Obligations of Purchaser at Closing. At the Closing, upon the terms and subject to the conditions of this Agreement, and subject to the simultaneous performance by Seller of their obligations pursuant to Section 10.2, Purchaser shall deliver or cause to be delivered to Seller the following:

(a)evidence of the issuance of the Purchaser Parent Common Stock to Seller, in an aggregate amount equal to the Adjusted Purchase Price, free and clear of all Encumbrances;

(b)a counterpart of the Assignment Agreement, duly executed by Purchaser;

(c)a certificate duly executed by an authorized officer of Purchaser, dated as of Closing, certifying on behalf of Purchaser that the conditions set forth in Section 9.1(a), Section 9.1(b) and Section 9.1(e) have been fulfilled;

(d)a counterpart to the Registration Rights Agreement, duly executed by Purchaser Parent; and

(e)all other instruments, documents, and other items reasonably necessary to effectuate the terms of this Agreement, as may be reasonably requested by Seller.

Section 10.4Settlement Statement.

(a)At the Closing, Purchaser shall issue Purchaser Parent Common Stock to Seller in an amount equal in value to the Adjusted Purchase Price as determined in accordance with Section 10.4(b).

(b)At least five (5) Business Days prior to the Closing, Seller shall prepare in good faith and deliver to Purchaser, in accordance with GAAP and based upon the best information then available to Seller, a settlement statement (the “Settlement Statement”) (i) setting forth Seller’s calculation of the Adjusted Purchase Price, after giving effect to all adjustments to the Unadjusted Purchase Price set forth in Section 3.3, (ii) setting forth the calculations for each adjustment contemplated by Section 3.3, and (iii) enclosing reasonable documentation available to support any credit, charge, receipt, or other item included in such statement. Within two (2) Business Days after Purchaser’s receipt of the Settlement Statement, Purchaser may deliver to Seller a written report containing all changes that Purchaser proposes in good faith to be made to the Settlement Statement, together with the explanation therefor and the supporting documents thereof, if available.

(c)The Parties shall in good faith attempt to agree in writing on the Settlement Statement as soon as possible after Seller’s receipt of Purchaser’s written report, but in any event prior to the Closing. The Settlement Statement, as agreed upon in writing by the Parties, will be used to adjust the Unadjusted Purchase Price at the Closing and to determine the Adjusted Purchase Price at the Closing; provided, that if the Parties do not agree in writing upon any of the adjustments set forth in the Settlement Statement within fifteen (15) days after Seller’s receipt of Purchaser’s written report, then any amounts or items remaining in dispute at the end of such period (collectively, the “Disputed Amounts”) shall be submitted for resolution to the office of an impartial nationally-recognized firm of independent certified public accountants other than Seller’s Accountants or Purchaser’s Accountants determined by mutual agreement of Purchaser and Seller (the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the

Disputed Amounts only and make any adjustments to the Settlement Statement necessary to reflect the resolution of the Disputed Amounts.

(d)The Parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute and its decision for each Disputed Amount must be within the range of values assigned to each such item in the Settlement Statement and Purchaser’s written report, respectively. The Independent Accountant shall base its determination solely on the written submissions of the Parties and the definitions and other provisions of this Agreement and shall not conduct any independent investigations. No Party shall have any ex parte communications with the Independent Accountant.

(e)The fees and expenses of the Independent Accountant shall be paid by Seller, on the one hand, and by Purchaser, on the other hand, based upon the percentage that the amount actually contested but not awarded to Seller or Purchaser, respectively, bears to the aggregate amount actually contested by Seller and Purchaser.

(f)The Independent Accountant shall be directed to make a determination on all Disputed Amounts as soon as practicable, but no later than thirty (30) days after its engagement, and its resolution of the Disputed Amounts and its adjustments to the Settlement Statement shall become conclusive and binding upon the Parties at the time such determination is made, in the absence of negligence, fraud or manifest error.

Article 11

TERMINATION

Section 11.1Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing (by written notice from the terminating Party to the other Party):

(a)by the mutual prior written consent of the Parties;

(b)by Seller or Purchaser if the consummation of the transactions contemplated hereby is enjoined, restrained or otherwise prohibited or otherwise made illegal by the terms of a final, non-appealable Order of a Governmental Body; provided that the right to terminate under this Section 11.1(b) shall not be available to a Party if any of the foregoing is due to the failure of such Party to perform its obligations under this Agreement;

(c)by Seller, at Seller’s option, if there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Purchaser pursuant to this Agreement that (i) would render a condition precedent to Seller’s obligations specified in Section 9.1(a) or Section 9.1(b), as applicable, not capable of being satisfied by the Outside Date, and (ii) after the giving of written notice thereof to Purchaser, such breach, inaccuracy or failure to perform has not been waived in writing by Seller, is not capable of being fully cured or has not been fully cured by the earlier of (A) fifteen (15) Business Days after the delivery of such notice and (B) three (3) Business Days prior to the Outside Date;

(d)by Purchaser, at Purchaser’s option, if there has been a material breach, inaccuracy in, or failure to perform any representation, warranty, covenant, or agreement made by Seller pursuant to this Agreement that (i) would render a condition precedent to Purchaser’s obligations specified in Section 9.2(a) or Section 9.2(b), as applicable, not capable of being satisfied by the Outside Date, and (ii) after the giving of written notice thereof to Seller, such breach, inaccuracy or failure to perform has not been waived in writing by Purchaser, is not capable of being fully cured or has not been fully cured by the earlier of (A) fifteen (15) Business Days after the delivery of such notice and (B) three (3) Business Days prior to the Outside Date;

(e)by any Party if Closing has not occurred on or before one hundred and eighty (180) days after the Execution Date (the “Outside Date”);

(f)by Purchaser pursuant to Section 8.3; or

(g)by Seller, at Seller’s option, if the condition set forth in Section 9.1(e) has not been satisfied as of the Parent Shareholder Consent Deadline;

provided, however, that no Party shall be entitled to terminate this Agreement under Section 11.1(c), Section 11.1(d) or Section 11.1(e) if the Closing has failed to occur because such Party failed to perform or observe in any material respect its covenants or agreements hereunder or is otherwise in material breach under this Agreement.

Section 11.2Effect of Termination.

(a)If this Agreement is terminated pursuant to Section 11.1, this Agreement shall become void and of no further force or effect (except for the provisions of Section 5.7, Section 7.6, Section 8.1(i), Article 11, Article 14 (other than Section 14.14 and Section 14.16) and Appendix A, which shall continue in full force and effect) and, without prejudice to its rights under Section 11.2(c) (if applicable), Seller shall be free immediately to enjoy all rights of ownership of the Assets and to sell, transfer, encumber, or otherwise dispose of the Assets or the Company Interests to any Person without any restriction under this Agreement.

(b)In the event that Purchaser has the right to terminate this Agreement pursuant to Section 11.1(d) in the instance where (i) all conditions precedent to the obligations of Seller set forth in Section 9.1 have been satisfied or waived by Seller (or would have been satisfied except for the breach or failure of any of Seller’s representations, warranties, or covenants hereunder and except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing (but which are capable of being satisfied at or in connection with the occurrence of Closing)), and (ii) Purchaser is ready, willing and able to proceed with Closing and the Closing has not occurred solely as a result of the breach or failure of any of Seller’s representations, warranties, or covenants hereunder, including, if and when required, Seller’s obligations to consummate the transactions contemplated hereunder at Closing, then Purchaser shall be entitled, as the sole and exclusive remedy of Purchaser against any member of the Seller Group for the failure to consummate the transactions contemplated hereunder at Closing, to either (A) exercise its right to specific performance of this Agreement pursuant to Section 14.16, or (B) terminate this Agreement.

(c)In the event that Seller has the right to terminate this Agreement pursuant to Section 11.1(c) in the instance where (i) all conditions precedent to the obligations of Purchaser set forth in Section 9.2 have been satisfied or waived by Purchaser (or would have been satisfied except for the breach or failure of any of Purchaser’s representations, warranties, or covenants hereunder and except for any such conditions that by their nature may only be satisfied at or in connection with the occurrence of Closing (but which are capable of being satisfied at or in connection with the occurrence of Closing)), and (ii) Seller is ready, willing and able to proceed with Closing and the Closing has not occurred solely as a result of the breach or failure of any of Purchaser’s representations, warranties, or covenants hereunder, including, if and when required, Purchaser’s obligations to consummate the transactions contemplated hereunder at Closing, then Seller shall be entitled, as the sole and exclusive remedy of Seller against any member of the Purchaser Group for the failure to consummate the transactions contemplated hereunder at Closing, to either (A) exercise its right to specific performance of this Agreement pursuant to Section 14.16, or (B) terminate this Agreement.

(d)Notwithstanding anything to the contrary in this Agreement, each Party acknowledges and agrees that if the Closing fails to occur for any reason, SUCH PARTY’S SOLE AND EXCLUSIVE REMEDY AGAINST THE OTHER PARTY SHALL BE TO EXERCISE AN APPLICABLE REMEDY SET FORTH IN THIS ARTICLE 11, ALL OTHER RIGHTS AND REMEDIES AT LAW OR IN EQUITY BEING HEREBY EXPRESSLY DISCLAIMED AND WAIVED; provided, however, each of Purchaser and Seller acknowledges that as express consideration for the other Party entering into this Agreement, the Parties covenant and agree that solely with respect to each Party’s rights under Section 11.2(b) or Section 11.2(c), (i) each Party would be irreparably harmed by any breaches by the other Party of their obligation to consummate the transactions hereunder as and when required hereunder, (ii) monetary damages would not be a sufficient remedy for any violation of the terms of this Agreement solely with respect to each Party’s rights under Section 11.2(b) or Section 11.2(c), (iii) each Party shall be entitled to equitable relief, including injunction (without the posting of any bond and without proof of actual damages) and specific performance, in the event of any breach of the provisions of this Agreement solely with respect to such Party’s rights under Section 11.2(b) or Section 11.2(c), in addition to all other remedies available pursuant to Section 11.2(b) or Section 11.2(c),  and (iv) no Party, nor its Representatives, shall oppose the granting of specific performance or any such relief as a remedy with respect to any other Party’s rights under Section 11.2(b) or Section 11.2(c),as applicable.

Article 12

INDEMNIFICATION

Section 12.1Indemnification.

(a)From and after Closing, subject to the limitations set forth in Section 12.3, Purchaser shall indemnify, defend, and hold harmless the Seller Group from and against all Damages incurred by, suffered by, or asserted against such Persons caused by, arising out of, or resulting from:

(i)any breach of or failure to perform any covenant or agreement made by Purchaser contained in this Agreement; or

(ii)any breach of any of Purchaser’s representations and warranties set forth in Article 7, or confirmed in the certificate delivered by Purchaser at Closing pursuant to Section 10.3(c);

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF SELLER, BUT EXCLUDING HOWEVER, IN EACH SUCH CASE, DAMAGES TO THE EXTENT ACTUALLY CAUSED BY THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SELLER.

(b)From and after Closing, subject to the limitations set forth in Section 12.3, Seller shall indemnify, defend, and hold harmless the Purchaser Group from and against all Damages incurred by, suffered by, or asserted against Purchaser caused by, arising out of, or resulting from Seller’s or Seller’s Representatives breach of or failure to perform any covenant or agreement made by Seller or Seller’s Representatives contained in this Agreement;

EVEN IF SUCH DAMAGES ARE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF PURCHASER, BUT EXCLUDING HOWEVER, IN EACH SUCH CASE, DAMAGES TO THE EXTENT ACTUALLY CAUSED BY THE FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF PURCHASER.

(c)Notwithstanding anything to the contrary contained in this Agreement, subject to, and without limitation of Section 8.1(i), Article 11, Section 14.16 and Purchaser’s rights under the R&W Insurance Policy from and after the Closing, this Section 12.1 contains the Parties’ sole and exclusive remedies against each other with respect to the transactions contemplated hereby (except with respect to Fraud), including any breaches of the representations, warranties, covenants, and agreements of the Parties in this Agreement or any of the other Transaction Documents. Subject to the preceding sentence, PURCHASER KNOWINGLY, WILLINGLY, IRREVOCABLY, EXPRESSLY, AND TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, RELEASES, REMISES, AND FOREVER DISCHARGES SELLER AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS, AND OTHER REPRESENTATIVES FROM ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS, LIABILITIES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, IN LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT NOW OR SUBSEQUENTLY MAY HAVE, BASED ON, RELATING TO, OR ARISING OUT OF (I) THIS AGREEMENT, THE TRANSACTION DOCUMENTS AND ANY TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) SELLER’S OWNERSHIP OR USE OF THE COMPANY INTERESTS AND (III) THE BUSINESS OR OPERATIONS OF THE COMPANY GROUP, EVEN IN EACH CASE IF CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE (WHETHER SOLE, JOINT, OR CONCURRENT), STRICT LIABILITY, OR OTHER LEGAL FAULT OF ANY RELEASED PERSON; PROVIDED, HOWEVER, THAT THE FOREGOING PROVISIONS OF THIS Section 12.1(c) SHALL NOT LIMIT ANY PARTY’S RIGHTS TO PURSUE CLAIMS FOR FRAUD.

(d)The indemnity of each Party provided in this Section 12.1 shall be for the benefit of and extend to each Person included in the Seller Group and the Purchaser Group, as applicable. Any claim for indemnity under this Section 12.1 by any Third Party must be brought and administered by a Party to this Agreement. No Indemnified Person (including any Person within the Seller Group and the Purchaser Group) other than the Parties shall have any rights against Seller or Purchaser under the terms of this Section 12.1 except as may be exercised on its behalf by Purchaser or Seller, as applicable, pursuant to this Section 12.1(d). The Parties may elect to exercise or not exercise indemnification rights under this Section 12.1 on behalf of the other Indemnified Persons affiliated with it in its sole discretion and shall have no liability to any such other Indemnified Person for any action or inaction under this Section 12.1.

Section 12.2Indemnification Actions. All claims for indemnification under Section 12.1 shall be asserted and resolved as follows:

(a)For purposes of this Article 12, (i) the term “Indemnifying Person” when used in connection with particular Damages shall mean the Person or Persons having an obligation to indemnify another Person or Persons with respect to such Damages pursuant to this Article 12 and (ii) the term “Indemnified Person” when used in connection with particular Damages shall mean the Person or Persons having the right to be indemnified with respect to such Damages by another Person or Persons pursuant to this Article 12.

(b)To make a claim for indemnification under Section 12.1, an Indemnified Person shall notify the Indemnifying Person of its claim under this Section 12.2, including the reasonable details of and basis under this Agreement for its claim (the “Claim Notice”). In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnified Person (a “Third Person Claim”), the Indemnified Person shall provide its Claim Notice promptly after the Indemnified Person has actual knowledge of the Third Person Claim and shall enclose a copy of all papers (if any) served with respect to the Third Person Claim; provided that the failure of any Indemnified Person to give notice of a Third Person Claim as provided in this Section 12.2 shall not relieve the Indemnifying Person of its obligations under Section 12.1 except to the extent such failure results in insufficient time being available to permit the Indemnifying Person to effectively defend against the Third Person Claim or otherwise materially prejudices the Indemnifying Person’s ability to defend against the Third Person Claim. In the event that the claim for indemnification is based upon an inaccuracy or breach of a covenant or agreement, the Claim Notice shall specify the covenant or agreement that was inaccurate or breached.

(c)In the case of a claim for indemnification based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to notify the Indemnified Person whether it admits or denies its obligation to defend the Indemnified Person against such Third Person Claim under this Article 12. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period whether the Indemnifying Person admits or denies its obligations to defend the Indemnified Person, it shall be conclusively deemed to have denied such indemnification obligation hereunder. The Indemnified Person is authorized, prior to and during such thirty (30) day period, at the expense of the Indemnifying Person, to file any motion, answer, or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnifying Person and that is not prejudicial to the Indemnifying Person.

(d)If the Indemnifying Person admits its obligation to defend and indemnify the Indemnified Person, it shall have the right and obligation to diligently defend and indemnify the Indemnified Person against, at the Indemnifying Person’s sole cost and expense, the Third Person Claim. The Indemnifying Person shall have full control of such defense and proceedings, including any compromise or settlement thereof. If requested by the Indemnifying Person, the Indemnified Person agrees to cooperate, at the Indemnifying Person’s cost and expense, in contesting any Third Person Claim that the Indemnifying Person elects to contest (provided, however, that the Indemnified Person shall not be required to bring any counterclaim or cross- complaint against any Person). The Indemnified Person may at its own expense participate in, but not control, any defense or settlement of any Third Person Claim controlled by the Indemnifying Person pursuant to this Section 12.2(d). An Indemnifying Person shall not, without the written consent of the Indemnified Person, (i) settle any Third Party Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Person from all liability in respect of such Third Party Claim or (ii) settle any Third Party Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Person (other than as a result of money damages covered by the indemnity for which the Indemnifying Person has full responsibility).

(e)If the Indemnifying Person does not admit its obligation or admits its obligation to defend and indemnify the Indemnified Person against a Third Party Claim, but fails to diligently defend, prosecute, indemnify against or settle such Third Person Claim, then the Indemnified Person shall have the right to defend against the Third Person Claim (at the sole cost and expense of the Indemnifying Person, if the Indemnified Person is entitled to indemnification hereunder) with counsel of the Indemnified Person’s choosing, subject to the right of the Indemnifying Person to admit its obligation and assume the defense of the Third Person Claim at any time prior to settlement or final determination thereof. If settlement has been offered and the Indemnifying Person has not yet admitted its obligation to defend and indemnify the Indemnified Person with respect to a Third Person Claim, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement and the Indemnifying Person shall have the option for ten (10) days following receipt of such notice to (i) admit in writing its obligation to indemnify and defend the Indemnified Person with respect to the Third Person Claim, and if its obligation and liability is so admitted, either (A) consent to the proposed settlement, subject to the terms in this Section 12.2(e) or (B) reject, in its reasonable judgment, the proposed settlement or (ii) deny its liability. Any failure by the Indemnifying Person to respond to such notice shall be deemed to be an election under clause (ii) immediately above.

(f)In the case of a claim for indemnification not based upon a Third Person Claim, the Indemnifying Person shall have thirty (30) days from its receipt of the Claim Notice to (i) cure the Damages complained of, (ii) admit its liability with respect to such Damages, or (iii) dispute the claim for such indemnification. If the Indemnifying Person does not notify the Indemnified Person within such thirty (30) day period that it has cured the Damages or that it disputes the claim for such indemnification, the Indemnifying Person shall be deemed to have disputed such claim for indemnification. If the Indemnifying Person does not admit or otherwise does not deny its liability against a claim for indemnification not based upon a Third Person Claim within the thirty (30) day period set forth in this Section 12.2(f), then the Indemnified Person shall pursue its rights and remedies under this Agreement with respect to such claim for indemnification.

(g)Irrespective of which Party controls the defense of any indemnification claim pursuant to this Article 12, the other Parties will, and will cause any non-party Affiliate to, reasonably cooperate with the controlling Party in such defense and make available to the controlling Party all witnesses, pertinent records, materials and information in such non- controlling Party’s possession or under its control relating thereto as is reasonably required by the controlling Party; provided that the Parties agree that all communications between any Party and counsel responsible for or participating in the defense of any indemnification claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege. In furtherance of and not in limitation of the foregoing, with respect to any claim for indemnification pursuant to this Article 12, the Indemnified Person acknowledges and agrees that it shall reasonably cooperate with the Indemnifying Person in connection with such claims, including using Commercially Reasonable Efforts, and causing its Affiliates, and any employees, consultants or other individuals with knowledge of the claim or the underlying matters related to such claim to use Commercially Reasonable Efforts, to fully cooperate with the Indemnifying Person in connection with the defense, litigation, arbitration and other matters related to such claim, including by providing access, upon reasonable prior notice and during normal business hours, to the applicable books and records of the Indemnified Person and the officers and employees of such Indemnified Person (or, as appropriate, its Affiliates) with knowledge of such matters.

Section 12.3Limitations on Actions.

(a)The representations and warranties of Seller and the Company in Article 5 and Article 6 shall, without limiting Purchaser’s rights under the R&W Insurance Policy, terminate as of the Closing Date. The representations and warranties of Purchaser in Article 7 shall terminate as of the date that is twelve (12) months following the Closing Date. Each of the respective covenants and performance obligations of Seller and Purchaser set forth in this Agreement that are to be complied with or performed by Seller or Purchaser, as applicable, at or prior to the Closing shall terminate sixty (60) days after the Closing Date. All other respective covenants and performance obligations of Seller and Purchaser set forth in this Agreement that by their terms require performance after the Closing and the corresponding indemnity obligations hereunder shall survive the Closing and remain in full force and effect until fully satisfied and/or performed in accordance with the terms hereof. Notwithstanding anything to the contrary in this Section 12.3, the acknowledgements, disclaimers, and other terms, as applicable, herein, Section 7.9, Section 8.8, Section 14.17, Section 14.18 and Section 14.19 shall survive the Closing indefinitely. The provisions of Article 13 shall survive Closing until sixty (60) days after the expiration of the applicable statute of limitations to which the subject Taxes relate. For purposes of clarification and avoidance of doubt, this Section 12.3 shall not affect the time periods during which Purchaser may make a claim in the event of Fraud and shall not otherwise affect the time periods during which Purchaser may make a claim under, or otherwise limit any claim made by Purchaser under, the R&W Insurance Policy.

(b)Purchaser knowingly, willingly, irrevocably, and expressly acknowledges and agrees that, from and after the Closing, to the fullest extent permitted under applicable Law, any and all rights, claims, and causes of action it may have against Seller relating to the Assets (including the operation or condition thereof), or relating to the subject matter of this Agreement or any other document contemplated hereby, and the transactions contemplated by this Agreement (other than, and solely with respect to, (i) claims based on Fraud, (ii) the indemnification obligations of Seller set forth in Section 12.1(b) and (iii) any of the covenants in this Agreement that survive the Closing pursuant to Section 12.3(a) whether or not arising under, or based upon, any Law (including any right, whether arising at Law or in equity, to seek indemnification, contribution, cost recovery, damages, or any other recourse or remedy)) are hereby irrevocably waived.

(c)Purchaser knowingly, willingly, irrevocably, and expressly acknowledges and agrees that the agreements contained in Section 12.3(a) and Section 12.3(b) (i) require performance after the Closing to the maximum extent permitted by applicable Law and will survive the Closing indefinitely; and (ii) are an integral part of the transactions contemplated by this Agreement and that, without the agreements set forth in this Section 12.3, Seller would not enter into this Agreement.

(d)From and after the Closing, Purchaser will not be entitled to rescind this Agreement or, subject to Article 11, treat this Agreement as terminated by reason of any breach of this Agreement, and Purchaser knowingly, willingly, irrevocably, and expressly waives any and all rights of rescission it may have in respect of any such matter. Purchaser knowingly, willingly, irrevocably, and expressly agrees to indemnify and hold harmless Seller from and against, and in respect of, any and all liabilities, losses, damages, obligations, costs, or expenses incurred by or on behalf of Seller as a result of any such action, suit, claim, or proceeding brought, encouraged, supported, or maintained by Purchaser against any of Seller in contravention of this Section 12.3.

(e)The indemnities in Section 12.1(a) and Section 12.1(b) shall terminate as of the termination date of each covenant or agreement that is subject to indemnification thereunder, except in each case as to matters for which a specific written claim for indemnity has been delivered to the Indemnifying Person on or before such termination date.

(f)The foregoing provisions of this Section 12.3 shall not limit any Party’s rights to pursue claims for Fraud; provided that in no event shall Seller be liable for any aggregate amount under this Agreement in excess of the sum of the Initial Unadjusted Purchase Price and Additional Unadjusted Purchase Price.

(g)The amount of any Damages for which an Indemnified Person is entitled to indemnity under this Article 12 shall be reduced by the amount of insurance proceeds actually received by the Indemnified Person or its Affiliates with respect to such Damages (net of any collection costs, including any reasonable out of pocket expenses incurred in obtaining such recovery, any deductible under any insurance policy (including the retention under the R&W Insurance Policy)).

(h)In no event shall any Indemnified Person be entitled to duplicate compensation with respect to the same Damage, liability, loss, cost, expense, claim, award, or judgment under more than one provision of this Agreement and the Transaction Documents.

(i)Each Indemnified Person shall use Commercially Reasonable Efforts to take all reasonable steps to mitigate all Damages or other liabilities, losses, costs, and expenses after becoming actually aware of any event that would reasonably be expected to give rise to any Damages or other liabilities, losses, costs, or expenses that are indemnifiable or recoverable under this Agreement. If an Indemnified Person fails to so mitigate pursuant to the preceding sentence, the Indemnifying Person shall have no liability for any portion of such Damages or other liabilities, losses, costs, or expenses that reasonably could have been avoided had the Indemnified Person made such efforts.

(j)For purposes of determining a breach of this Agreement for purposes of this Article 12, the representations and warranties set forth in Article 5, Article 6, and Article 7 of this Agreement that are qualified as to “material,” “materiality,” “material respects,” “Material Adverse Effect” or words of similar import or effect shall be deemed to have been made without any such qualification for purposes of determining whether any breach of any representation or warranty in this Agreement has occurred and the amount of Damages resulting from, arising out of or relating to any breach of such representation or warranty. Notwithstanding anything to the contrary contained herein, Purchaser has no right hereunder against Seller for indemnity in respect of any breach of the representations and warranties set forth in Article 5 or Article 6, except in the event of Fraud.

(k)Effective as of the Closing:

(i)Seller, for itself and on behalf of its Affiliates and Representatives and each of their respective equity holders, successors and assigns hereby fully and unconditionally releases, acquits and forever discharges Purchaser and the Company Group from any and all manner of actions, causes of actions, claims obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, that such Seller now has or has ever had against the Company Group, arising out of or relating to such Seller’s ownership of the Company Interests, including, indirectly, the Assets. The foregoing notwithstanding, the release and discharge provided for herein shall not release (A) Purchaser from its obligations or liabilities, if any, pursuant to this Agreement, (B) the Company Group of any indemnification and/or exculpation obligations of such Person to Seller as a manager of such Person, in Seller’s capacity as such, pursuant to the Organizational Documents of the Company Group or applicable Law or (C) be deemed to constitute a waiver of the availability of insurance to cover claims.

(ii)Purchaser, for itself and on behalf of the Company Group and its successors and assigns, hereby fully and unconditionally releases, acquits, and forever discharges (A) Seller and (B) all directors, managers, officers, employees, members, partners, and agents of the Company Group and its respective Affiliates holding such position at any time prior to the Closing who were not retained by the Company Group as of the Closing Date from any and all manner of actions, causes of actions, claims, obligations, demands, damages, costs, expenses, compensation or other relief, whether known or unknown, whether in law or equity, of any kind, which the Company Group now has or has ever had against such Persons, arising out of or relating to (x) in respect of Seller’s ownership of the Company Interests and (y) in respect of such directors, managers, officers, employees, members, partners, and agents, acts and omissions on behalf of the Company Group or its Affiliates, other than with respect to their respective obligations and liabilities, if any, under this Agreement or the Transaction Documents or for claims of Fraud.

Article 13

TAX MATTERS

Section 13.1Transfer Taxes. As the Company Interests are intangibles, the Parties do not expect that any Transfer Taxes will be incurred as a result of or with respect to the transactions contemplated by this Agreement. In the event that any Transfer Taxes are due, Seller will be responsible for the payment of any such Transfer Taxes.  Purchaser and Seller will cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.  Notwithstanding that the Seller shall economically bear any such Transfer Taxes, the Company or the Party responsible under applicable Law for filing any Tax Returns with respect to Transfer Taxes shall prepare and timely file such Tax Returns and provide a copy of such Tax Return to the other Party no later than ten (10) days before the due date thereof.

Section 13.2Cooperation. Purchaser and Seller shall reasonably cooperate, as and to the extent reasonably requested by the other Party, in connection with (a) the preparing and/or filing of any Tax Returns pursuant to this Article 13 and (b) any Tax examination, audit, litigation or similar proceeding relating to Taxes imposed on or with respect to the Company Group. Such cooperation shall include the retention and (upon the other Party’s request) the provision of such records and information which are reasonably relevant to any such Tax Return or examination, audit, litigation, or similar proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

Section 13.3Tax Treatment. For U.S. federal and applicable state or local Income Tax purposes, Purchaser and Seller acknowledge and agree that Purchaser’s acquisition of Company Interests in exchange for the Purchase Price paid pursuant to Section 3.1(a)(i) shall be treated a taxable Section 1001 acquisition of the Producing Assets. The Parties further agree that contingent amounts payable pursuant to Section 3.1(b) hereof shall be accounted for by the Parties by applying open transaction principles set forth in Burnet v. Logan, 283 U.S. 404 (1931). The Parties shall not file any Tax Return, nor permit any of their respective Affiliates to file, or otherwise take any position for Tax purposes that is inconsistent with contrary to the treatment described in this Section 13.3 unless required by a “determination” within the meaning of Code Section 1313(a) or any corresponding provision of applicable U.S. state or local Law.

Section 13.4Tax Withholding. So long as Seller delivers a duly completed and valid IRS Form W-9 in accordance with Section 10.2(c), Purchaser and Seller agree that no withholding should be required with respect to the transactions contemplated by this Agreement. However, Purchaser and its Affiliates shall have the right to deduct and withhold any Taxes from amounts payable pursuant to this Agreement to the extent that any such deduction or withholding is required by applicable Laws; provided, other than with respect to withholding as a result of the failure to provide a duly completed and valid IRS Form W-9 in accordance with Section 10.2(c), Purchaser will (a) notify the Seller of any anticipated withholding, (b) consult with the Seller in good faith to determine whether such deduction and withholding is required under applicable Tax Law and (c) cooperate with the Seller to minimize the amount of any applicable withholding. For purposes of this Agreement, any amounts so deducted or withheld and paid over to the appropriate Taxing Authority shall be considered to have been paid to the Person in respect of whom such deduction or withholding was made.

Article 14

MISCELLANEOUS

Section 14.1Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Each Party’s delivery of an executed counterpart signature page by email is as effective as executing and delivering this Agreement in the presence of the other Party. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

Section 14.2Notice. All notices and other communications that are required or may be given pursuant to this Agreement must be given in writing, in English, and shall be deemed to have been given (a) when delivered personally, by courier, to the addressee, (b) when received by the addressee if sent by registered or certified mail, postage prepaid, or (c) on the date sent by email if sent during normal business hours of the recipient or on the next day if sent after normal business hours of the recipient with receipt acknowledged, with the receiving Party affirmatively obligated to promptly acknowledge receipt. Such notices and other communications must be sent to the following addresses or email addresses:

If to Seller:

Yorktown Energy Partners XI, L.P.

410 Park Avenue, 20th Floor

New York, NY 10022

Attn: Bryan H. Lawrence

Email: blawrence@yorktownenergy.com

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

2828 Routh Street

Dallas, TX 75201

Attn: Jesse Betts

Email: jbetts@willkie.com

If to the Company:

Peak BLM Lease LLC

1910 Main Avenue

Durango, CO 81301

Attn: Glen E. Christiansen

Email: gchristiansen@colopeaks.com

With a copy to (which shall not constitute notice):

Willkie Farr & Gallagher LLP

2828 Routh Street

Dallas, TX 75201

Attn: Jesse Betts

Email: jbetts@willkie.com

If to Purchaser or Purchaser Parent:

Epsilon Energy USA, Inc.

500 Dallas Street, Ste 1250

Houston TX 77002

Attn: Andrew Williamson

Email: andrew.williamson@epsilonenergyltd.com

With a copy to (which shall not constitute notice):

Gray Reed & McGraw LLP

1601 Elm Street, Suite 4600

Dallas, Texas 75201

Attn: Philip Jordan

Email: pjordan@grayreed.com

Any Party may change its address or email address for notice purposes by written notice to the other Party in the manner set forth above.

Section 14.3Expenses and Fees. Except as otherwise provided herein, all costs and expenses (including legal and financial advisory fees and expenses) incurred in connection with, or in anticipation of, this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. For the avoidance of doubt, all fees, costs and expenses of the R&W Insurance Policy and the D&O Tail Policy shall be paid by Purchaser, and Seller will not have any liability with respect thereto.

Section 14.4Governing Law; Jurisdiction.

(a)THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN TORT, CONTRACT, OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (INCLUDING ITS STATUTES OF LIMITATIONS) WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL OR STATE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN HARRIS COUNTY, TEXAS (INCLUDING THE BUSINESS COURTS LOCATED IN HARRIS COUNTY, TEXAS) AND APPROPRIATE APPELLATE COURTS THEREFROM FOR THE RESOLUTION OF ANY DISPUTE, CONTROVERSY, OR CLAIM ARISING OUT OF OR IN RELATION TO THIS AGREEMENT (EXCEPT TO THE EXTENT A DISPUTE, CONTROVERSY, OR CLAIM ARISING OUT OF, IN RELATION TO, OR IN CONNECTION WITH THE RESOLUTION OF ANY DISPUTED MATTERS PURSUANT TO SECTION 4.6, OR THE DETERMINATION OF PURCHASE PRICE ADJUSTMENTS PURSUANT TO SECTION 10.4(B) IS REFERRED TO AN EXPERT PURSUANT TO THOSE SECTIONS), AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL ACTIONS, SUITS, AND PROCEEDINGS IN RESPECT OF SUCH DISPUTE, CONTROVERSY, OR CLAIM MAY BE HEARD AND DETERMINED IN SUCH COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, (i) ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY OF THE AFORESAID COURTS, (ii) ANY CLAIM IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH ACTION, SUIT, OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (iii) THE RIGHT TO OBJECT, IN CONNECTION WITH SUCH ACTION, SUIT, OR PROCEEDING, THAT ANY SUCH COURT DOES NOT HAVE ANY JURISDICTION OVER SUCH PARTY. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF ANY PAPERS, NOTICES, OR PROCESS AT THE ADDRESS SET OUT IN SECTION 14.2 OF THIS AGREEMENT IN CONNECTION WITH ANY ACTION, SUIT, OR PROCEEDING AND AGREES THAT NOTHING HEREIN WILL AFFECT THE RIGHT OF THE OTHER PARTIES TO SERVE ANY SUCH PAPERS, NOTICES, OR PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE, CONTROVERSY, OR CLAIM MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(c)EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d)EACH PARTY, FOR ITSELF OR ANY OF ITS ASSETS, HEREBY WAIVES ANY IMMUNITY TO THE FULLEST EXTENT PERMITTED BY THE LAWS OF ANY APPLICABLE JURISDICTION. THIS WAIVER INCLUDES IMMUNITY FROM: (i) JURISDICTION; (ii) SERVICE OF PROCESS; (iii) ANY LITIGATION, EXPERT DETERMINATION, MEDIATION, OR ARBITRATION PROCEEDING COMMENCED UNDER THIS AGREEMENT; (iv) ANY JUDICIAL, ADMINISTRATIVE, OR OTHER PROCEEDINGS THAT ARE PART OF, OR IN AID OF, THE LITIGATION, EXPERT DETERMINATION, MEDIATION, OR ARBITRATION COMMENCED UNDER THIS AGREEMENT; AND (v) ANY EFFORT TO CONFIRM, ENFORCE, OR EXECUTE ANY DECISION, SETTLEMENT, AWARD, JUDGMENT, SERVICE OF PROCESS, EXECUTION ORDER, OR ATTACHMENT (INCLUDING PRE-JUDGMENT ATTACHMENT) THAT RESULTS FROM LITIGATION, EXPERT DETERMINATION, MEDIATION, ARBITRATION, OR ANY JUDICIAL OR ADMINISTRATIVE PROCEEDINGS COMMENCED UNDER THIS AGREEMENT. FOR THE PURPOSES OF THIS WAIVER, PURCHASER ACKNOWLEDGES THAT ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT ARE OF A COMMERCIAL AND NOT A GOVERNMENTAL NATURE.

Section 14.5Waivers. Any failure by any Party to comply with any of its obligations, agreements, or conditions herein contained may be waived by the Party to whom such compliance is owed by an instrument signed by such Party and expressly identified as a waiver, but not in any other manner. No waiver of, consent to a change in, or any delay in timely exercising any rights arising from, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 14.6Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. No Party may assign or transfer this Agreement or any of its rights, interests or obligations under this Agreement without the prior written consent of the other Parties (which consent may be withheld in such other Parties’ sole discretion) and any assignment or delegation made without such consent shall be null and void ab initio. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

Section 14.7Entire Agreement. This Agreement (including, for purposes of certainty, the Annexes, Appendices, Exhibits, and Schedules attached hereto), the Confidentiality Agreement and the other Transaction Documents, constitute the entire agreement between the Parties pertaining to the subject matter hereof, and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the Parties pertaining to the subject matter hereof.

Section 14.8Amendment. This Agreement may be amended or modified only by an agreement in writing executed by Purchaser and Seller and expressly identified as an amendment or modification.

Section 14.9No Third Party Beneficiaries. Nothing in this Agreement shall entitle any Person other than the Parties to any claims, cause of action, remedy, or right of any kind, except the rights expressly provided in Section 8.1(d), Section 8.7, Section 12.1(c), and Section 14.18 to the Persons described therein.

Section 14.10Construction. The Parties acknowledge that (a) the Parties have had the opportunity to exercise business discretion in relation to the negotiation of the details of the transaction contemplated hereby, (b) this Agreement is the result of arm’s-length negotiations from equal bargaining positions, and (c) the Parties and their respective counsel participated in the preparation and negotiation of this Agreement. Any rule of construction that a contract be construed against the drafter shall not apply to the interpretation or construction of this Agreement.

Section 14.11Limitation on Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY AND WITHOUT LIMITATION OF PURCHASER’S RIGHTS UNDER THE R&W INSURANCE POLICY, EXCEPT IN CONNECTION WITH ANY DAMAGES INCURRED BY THIRD PARTIES FOR WHICH INDEMNIFICATION IS SOUGHT UNDER THE TERMS OF THIS AGREEMENT, NONE OF PURCHASER, SELLER, OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES FROM THE OTHER PARTIES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND, EXCEPT AS OTHERWISE PROVIDED IN THIS SENTENCE, PURCHASER AND SELLER, FOR PURCHASER AND SELLER AND ON BEHALF OF THEIR RESPECTIVE AFFILIATES, HEREBY EXPRESSLY WAIVE ANY RIGHT TO CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES FROM THE OTHER PARTIES IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 14.12Conspicuous. THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE OR ENFORCEABLE, THE PROVISIONS IN THIS AGREEMENT IN BOLD-TYPE OR ALL-CAPS FONT ARE “CONSPICUOUS” FOR THE PURPOSE OF ANY APPLICABLE LAW.

Section 14.13Time of Essence. This Agreement contains a number of dates and times by which performance or the exercise of rights is due, and the Parties intend that each and every such date and time be the firm and final date and time, as agreed.

For this reason, each Party hereby waives and relinquishes any right such Party might otherwise have to challenge its failure to meet any performance or rights election date applicable to such Party on the basis that its late action constitutes substantial performance, to require the other Parties to show prejudice, or on any equitable grounds. Without limiting the foregoing, time is of the essence in this Agreement. If the date specified in this Agreement for giving any notice or taking any action (including any payment required hereunder) is not a Business Day (or if the period during which any notice is required or permitted to be given or any action taken expires on a date that is not a Business Day), then the date for giving such notice or taking such action (and the expiration date of such period during which notice is required or permitted to be given or action taken) shall be the next day that is a Business Day.

Section 14.14Delivery of Records. Seller, at Purchaser’s sole cost and expense, shall ensure that the Records are delivered to the Company within thirty (30) days following the Closing Date. Seller may retain copies of the Records pursuant to any applicable bona fide record retention policies.

Section 14.15Severability. The invalidity or unenforceability of any term or provision of this Agreement in any situation or jurisdiction shall not affect the validity or enforceability of the other terms or provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction, and the remaining terms and provisions shall remain in full force and effect, unless doing so would result in an interpretation of this Agreement that is manifestly unjust.

Section 14.16Specific Performance. The Parties agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms, irreparable damage would occur, no adequate remedy at Law would exist, and damages would be difficult to determine, and the Parties shall be entitled to seek specific performance of the terms hereof and immediate injunctive relief, in addition to any other remedy available at Law or in equity; provided, however, the Parties acknowledge and agree that the Parties shall not have any rights to specific performance until after the Closing, if any, solely with respect to the Party’s covenants which are to be performed after the Closing. Each of the Parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate, and (ii) any requirement under any Law to post security as a prerequisite to obtaining equitable relief. Notwithstanding anything herein to the contrary, Seller acknowledges and agrees that Seller has no right, and hereby expressly waive any right, of specific performance or other equitable relief against Purchaser for any failure to consummate the transactions contemplated hereunder, Seller’s sole and exclusive remedy being set forth in Section 11.2(c).

Section 14.17Reliance on Own Judgment; Disclaimer of Reliance. THE PARTIES AGREE THAT THE TERMS OF THIS AGREEMENT ARE NEGOTIATED TERMS AND NOT BOILERPLATE. PRIOR TO SIGNING THIS AGREEMENT, ALL TERMS WERE OPEN FOR NEGOTIATION. THE PARTIES ACKNOWLEDGE THAT THEY WERE EACH REPRESENTED BY COUNSEL AND RELIED UPON SUCH COUNSEL TO ADVISE THEM IN CONNECTION WITH THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT THEY ARE EACH SOPHISTICATED AND KNOWLEDGEABLE IN BUSINESS MATTERS AND HAVE DEALT WITH EACH OTHER AT ARM’S LENGTH IN NEGOTIATING THIS AGREEMENT. BY SIGNING BELOW, EACH PARTY REPRESENTS THAT IT HAS CAREFULLY REVIEWED THIS AGREEMENT, UNDERSTANDS ITS TERMS, HAS SOUGHT AND OBTAINED INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE NEGOTIATION AND PREPARATION OF THIS AGREEMENT, HAS RELIED WHOLLY UPON ITS OWN JUDGMENT, KNOWLEDGE, AND INVESTIGATION, AND THE ADVICE OF ITS RESPECTIVE COUNSEL, AND THAT IT HAS NOT RELIED UPON OR BEEN INFLUENCED TO ANY EXTENT IN MAKING OR ENTERING INTO THIS AGREEMENT BY ANY REPRESENTATIONS OR STATEMENTS MADE BY ANY OTHER PARTY, OR BY ANYONE ACTING ON BEHALF OF ANY OTHER PARTY, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THIS AGREEMENT OR CONFIRMED IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B), OR IN ANY OTHER TRANSACTION DOCUMENT OR THE DISCLOSURE SCHEDULES. THE PARTIES EXPRESSLY DISCLAIM RELIANCE ON ANY REPRESENTATION OR STATEMENT NOT MADE IN THIS AGREEMENT IN DECIDING TO ENTER INTO THIS AGREEMENT OR CONFIRMED IN THE CERTIFICATE OF SELLER TO BE DELIVERED AT THE CLOSING PURSUANT TO SECTION 10.2(B), OR IN ANY OTHER TRANSACTION DOCUMENT OR THE DISCLOSURE SCHEDULES. IT IS UNDERSTOOD AND AGREED THAT, IN ENTERING INTO THIS AGREEMENT, EXCEPT IN THE EVENT OF FRAUD, EACH OF THE PARTIES EXPRESSLY ASSUMES THE RISK THAT A FACT NOW BELIEVED TO BE TRUE MAY HEREAFTER BE FOUND TO BE OTHER THAN TRUE, OR FOUND TO BE DIFFERENT IN MATERIAL OR IMMATERIAL RESPECTS FROM THAT WHICH IS NOW BELIEVED, AND THE PARTIES FURTHER UNDERSTAND AND AGREE THAT THIS AGREEMENT SHALL BE AND WILL REMAIN EFFECTIVE WITHOUT REGARD FOR ANY DIFFERENCES IN FACT, OR DIFFERENCES IN THE PERCEPTION OF FACTS, THAT MAY HEREAFTER BE FOUND. THE PARTIES WAIVE AND DISCLAIM ANY RIGHT OR ABILITY TO SEEK TO REVOKE, RESCIND, VACATE, OR OTHERWISE AVOID THE OPERATION AND EFFECT OF THIS AGREEMENT ON THE BASIS OF AN ALLEGED FRAUDULENT INDUCEMENT, MISREPRESENTATION, OR MATERIAL OMISSION, OR ON THE BASIS OF A MUTUAL OR UNILATERAL MISTAKE OF FACT OR LAW, OR NEWLY DISCOVERED INFORMATION; PROVIDED THAT THE FOREGOING SHALL NOT LIMIT ANY CAUSE OF ACTION FOR DAMAGES BASED ON FRAUD.

Section 14.18Limitation on Recourse. THE PARTIES ACKNOWLEDGE AND AGREE THAT, EXCEPT IN THE EVENT OF FRAUD, NO PAST, PRESENT, OR FUTURE DIRECTOR, MANAGER, OFFICER, EMPLOYEE, INCORPORATOR,

MEMBER, PARTNER, STOCKHOLDER, AGENT, ATTORNEY, REPRESENTATIVE, OR AFFILIATE AND THEIR RESPECTIVE PAST, PRESENT, OR FUTURE DIRECTORS, MANAGERS, OFFICERS, EMPLOYEES, INCORPORATORS, MEMBERS, PARTNERS, STOCKHOLDERS, AGENTS, ATTORNEYS, REPRESENTATIVES, AFFILIATES (OTHER THAN ANY OF THE PARTIES), (EACH, A “NON-RECOURSE PERSON” FOR PURPOSES OF THIS PROVISION), IN SUCH CAPACITY, SHALL HAVE ANY LIABILITY OR RESPONSIBILITY (IN CONTRACT, TORT, OR OTHERWISE) FOR ANY AND ALL SUITS, LEGAL OR ADMINISTRATIVE PROCEEDINGS, CLAIMS, DEMANDS, DAMAGES, LOSSES, COSTS, LIABILITIES, INTEREST, OR CAUSES OF ACTION WHATSOEVER, AT LAW OR IN EQUITY, KNOWN OR UNKNOWN, WHICH ARE ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THE NEGOTIATION, PERFORMANCE, AND CONSUMMATION OF THIS AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREUNDER. EXCEPT IN THE EVENT OF FRAUD, THIS AGREEMENT MAY ONLY BE ENFORCED AGAINST, AND ANY DISPUTE, CONTROVERSY, MATTER, OR CLAIM ARISING FROM, BASED UPON, RELATED TO, OR ASSOCIATED WITH THIS AGREEMENT, OR THE NEGOTIATION, PERFORMANCE, OR CONSUMMATION OF THIS AGREEMENT, MAY ONLY BE BROUGHT AGAINST THE ENTITIES THAT ARE EXPRESSLY NAMED AS PARTIES, AND THEN ONLY WITH RESPECT TO THE SPECIFIC OBLIGATIONS SET FORTH HEREIN WITH RESPECT TO SUCH PARTY. EACH NON-RECOURSE PERSON IS EXPRESSLY INTENDED AS A THIRD PARTY BENEFICIARY OF THIS Section 14.18 AND, NOTWITHSTANDING ANYTHING TO THE CONTRARY, SHALL HAVE THE RIGHT TO ENFORCE THIS PROVISION.

Section 14.19Schedules. Neither the Disclosure Schedules, any disclosure made in or by virtue of the Disclosure Schedules, nor the inclusion of any matter or information on a Schedule, (a) constitutes or implies any representation, warranty, or covenant by Seller not expressly set out in this Agreement, (b) has the effect of, or may be construed as, adding to, broadening, deleting from, or revising the scope of any of the representations, warranties, or covenants of Seller in this Agreement, (c) is not an admission of liability under any applicable Law and does not mean that such information is required to be disclosed by this Agreement, that such information is material, or that such information does, or may, have a Material Adverse Effect, and (d) shall not be deemed an indication that such matter necessarily would, or may, breach a representation, warranty, or covenant absent its inclusion on such Schedule; rather, the Schedules, any disclosure made in or by virtue of the Schedules, and the inclusion of any matter or information on a Schedule are intended only to qualify the representations, warranties, and covenants in this Agreement and to set forth other information as may be required by this Agreement. Matters reflected in the Schedules are not limited to matters required by this Agreement to be reflected in the Schedules and may be set forth on a Schedule for information purposes only. Neither the specification of any Dollar amount, item, or matter in any representation, warranty, or covenant contained in this Agreement, nor the inclusion of any specific item or matter in any Schedule, is intended to imply that such amount, or a higher or lower amount, or the item or matter so included, or any other item or matter, is or is not material or in the Ordinary Course of Business, and no Person shall use the setting forth of any such amount or the inclusion of any such item or matter in any dispute or controversy between the Parties as to whether any obligation, item, or matter described or not described therein or included or not included in the Schedules is or is not material or in the Ordinary Course of Business for purposes of this Agreement. The information set forth on the Schedules shall not be used as a basis for interpreting the terms “material,” “materially,” “materiality,” “Material Adverse Effect,” or any similar qualification in this Agreement. The disclosure of any matter in any Schedule shall be deemed to be a disclosure under any other Schedule to the extent that the relevance of such matter to such other Schedule is readily apparent on its face. Headings have been inserted in the Schedules for reference only and do not amend the descriptions of the disclosed items set forth in this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, this Agreement has been signed by each of the Parties on the Execution Date.

SELLER:

YORKTOWN ENERGY PARTNERS XI, L.P.

By:	Yorktown XI Company L.P.,
its general partner

By:	Yorktown XI Associates LLC,
its general partner

By:	/s/ Bryan H. Lawrence
Name:	Bryan H. Lawrence
Title:	Managing Member

Signature Page to Membership Interest Purchase Agreement

COMPANY:

PEAK BLM LEASE LLC

By:	/s/ Jack E. Vaughn
Name:	Jack E. Vaughn
Title:	Authorized Officer

Signature Page to Membership Interest Purchase Agreement

PURCHASER:

EPSILON ENERGY USA, INC.

By:	/s/ Jason Stabell
Name:	Jason Stabell
Title:	Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

PURCHASER PARENT:

EPSILON ENERGY LTD.

By:	/s/ Jason Stabell
Name:	Jason Stabell
Title:	Chief Executive Officer

Signature Page to Membership Interest Purchase Agreement

APPENDIX A

DEFINITIONS

“Actual Knowledge” means the actual knowledge of an individual as of the Execution Date (or, with respect to a certificate delivered pursuant to this Agreement, as of the date of delivery of such certificate), after reasonable inquiry of his or her direct reports.

“Additional Unadjusted Purchase Price” has the meaning set forth in Section 3.1(a)(ii).

“Adjusted Purchase Price” has the meaning set forth in Section 3.3.

“Administrative Services Agreement” means that certain Administrative Services Agreement, dated effective as of February 7, 2017, by and between the Company, Peak E&P and Peak Powder River Acquisitions.

“AFEs” means authorization for expenditures issued pursuant to a Contract.

“Affiliate” means, with respect to any Person, any Person that directly or indirectly Controls, is Controlled by, or is under common Control with such Person. Notwithstanding anything to the contrary herein, (a) prior to Closing, the Company Group shall be deemed to be an Affiliate of Seller, and not Purchaser, and (b) from and after the Closing, the Company Group shall be deemed to be an Affiliate of Purchaser, and not Seller. Notwithstanding anything in the foregoing to the contrary, except with respect to the definition of “Third Party,” none of Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P. nor Seller nor any portfolio company of any fund managed by Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P. nor Seller nor any of their respective investors, general partners and any of their respective Affiliates (other than the respective Seller and its Subsidiaries) shall constitute an Affiliate of Seller.

“Affiliate Operator” means any Affiliate of Seller that is an operator of the Assets (or any portion thereof).

“Aggregate Defect Deductible” has the meaning set forth in Section 4.5(b).

“Agreement” has the meaning set forth in the Preamble of this Agreement.

“Allocated Value” has the meaning set forth in Section 3.4.

“Annual Financial Statements” has the meaning set forth in Section 6.38(a).

“Applicable Consulting Agreements” means, collectively, the Kouros Consulting Agreement and the Shanhouse Consulting Agreement.

“Applicable Contracts” has the meaning set forth in the definition of “Assets”.

“Assets” means all of the assets and properties, wherever situated and of whatever kind and nature, whether real, personal (tangible or intangible) or mixed, owned (including any fee interest) or leased (including any lesser or leasehold interests) by the Company Group, including all of the Company Group’s right, title, and interest in and to the following:

(a)the oil, gas, and mineral leases, subleases, and other leaseholds, royalties, overriding royalties, net profits interests, carried interests, farmout rights, and mineral fee interests described on Exhibit A-1, whether producing or non-producing, together with all leasehold estates created thereby, in each case, subject to the terms, conditions, covenants, and obligations set forth in such leases (collectively, the “Leases”), together with all pooled, communitized, or unitized acreage or rights that includes or constitutes all or part of any Leases (the “Units”), and all tenements, hereditaments, and appurtenances belonging to the Leases and Units;

(b)all oil, gas, water, disposal, injection, monitoring, and other wells located on the Leases or Units, whether producing, shut-in, completed, or temporarily or permanently plugged and abandoned, including the wells described on Exhibit A-2 (collectively, the “Wells” and together with the Units and the Leases, the “Properties”); and all tangible personal property, supplies, inventory, equipment, fixtures, and improvements, including pipelines, tanks, production facilities, gathering systems and appurtenant facilities and equipment, in each case, to the extent they are primarily owned or held for use in connection with the operation, production, treating, gathering, storing, transportation, or marketing of Hydrocarbons from the Wells (the “Equipment”);

(c)all Contracts (including any amendments thereto) to which any member of the Company Group is a party or is bound by or that are binding on the Assets, including operating agreements, unitization, pooling and communitization agreements, declarations and orders, area of mutual interest agreements, joint venture agreements, farmin and farmout agreements, bottom-hole agreements, participation agreements, exchange agreements, balancing agreements, Hydrocarbon gathering and transportation agreements, marketing agreements, agreements for the sale and purchase of Hydrocarbons, processing agreements, confidentiality agreements, Hydrocarbon storage agreements, acreage contribution agreements, saltwater disposal agreements, facilities or equipment leases and other similar Contracts and agreements; provided, however, the foregoing shall not include the Leases, the Surface Interests, the Permits, and other instruments creating or evidencing an interest in the ownership of real property (subject to such exclusions, the “Applicable Contracts”);

(d)all easements, licenses, servitudes, rights-of-way, surface leases, and other surface rights appurtenant to, and used or held for use primarily in connection with, the Properties, including those surface interests set forth on Exhibit A-3, and all improvements, fixtures, structures, facilities and appurtenances (including any field offices or yards) located thereon or relating thereto (the “Surface Interests”);

(e)all interests in real property owned in fee, including those interests set forth on Exhibit A-4;

(f)all office leases, office spaces, yards and field offices, including those interest set forth on Exhibit A-5;

(g)all Permits used or held for use primarily in connection with the other Assets, including those Permits set forth on Exhibit A-6; and

(h)the Operations Assets.

“Assignment Agreement” means that certain Assignment Agreement, to be dated as of the Closing Date, by and between Purchaser and Seller, substantially in the form attached hereto as Exhibit B.

“Benefit Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA) and any other employee benefit program, plan, policy or contract (other than any government-sponsored, statutorily-mandated or tax-based plans, programs or arrangements, such as workers’ compensation or social security), including, but not limited to, insurance coverage, severance benefits, employment and consulting agreements, disability benefits, vacation, paid leave and paid time off, deferred compensation, bonuses, incentive compensation, commissions, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation for the benefit of any current or former employees of the Company Group, or other officers, directors, individual consultants of the Company Group, or their beneficiaries or dependents.

“BLM” means the Bureau of Land Management or any successor agency thereto.

“Burdens” means royalties (including lessor’s royalty), overriding royalties, net profits interests, non-participating royalty interests or other burdens on or measured by production of Hydrocarbons.

“Business” means the business and operations of the Company Group as conducted over the twelve (12) months prior to the Execution Date and including those being performed as of the Execution Date.

“Business Day” means a day other than a Saturday, Sunday or a day on which commercial banks in Houston, Texas are authorized or required by applicable Law to be closed for business.

“Casualty Loss” has the meaning set forth in Section 4.7.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., as amended.

“Claim Date” has the meaning set forth in Section 4.2(a).

“Claim Notice” has the meaning set forth in Section 12.2(b).

“Closing” has the meaning set forth in Section 10.1.

“Closing Date” has the meaning set forth in Section 10.1.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Commercially Reasonable Efforts” means reasonable efforts of a Party under existing circumstances; provided, however, that such efforts shall not include the incurring of any liability or obligation or the payment of any money unless the other applicable Party has agreed in writing to pay such costs.

“Company” has the meaning set forth in the Recitals of this Agreement.

“Company Group” means the Company and its Subsidiaries.

“Company Hedges” has the meaning set forth in Section 6.36.

“Company Intellectual Property” has the meaning set forth in Section 6.30(a).

“Company Interests” has the meaning set forth in the Recitals of this Agreement.

“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement, dated as of January 18, 2025, by and between Purchaser Parent, the Company, Peak E&P, Peak Resources GP, LLC and the other parties thereto.

“Confidential Information” has the meaning set forth in Section 8.11.

“Consideration Period” has the meaning set forth in Section 8.3.

“Consultant” has the meaning set forth in Section 4.6(b).

“Consultant Decision” has the meaning set forth in Section 4.6(d).

“Contract” means any written or oral contract, agreement, understanding, option, right to acquire, preferential purchase right, preemptive right, warrant, indenture, debenture, note, bond, loan, loan agreement, collective bargaining agreement, lease, mortgage, franchise, license, purchase order, bid, commitment, letter of credit, guaranty, surety or any other legally binding arrangement, commitment or instrument, but excluding, however, any Lease, Surface Interests or assignment or similar instrument in the chain of title of an Asset.

“Control” means the ability to direct, directly or indirectly, the management and policies of a Person through ownership of voting shares or other equity rights, pursuant to a written agreement, or otherwise. The terms “Controls” and “Controlled by” and other derivatives shall be construed accordingly.

“COVID-19” means SARS-CoV-2 or COVID-19, and any variants or evolutions thereof or related or associated epidemics, pandemics or disease outbreaks.

“Cure Period” has the meaning set forth in Section 4.2(b)(i).

“Customary Post-Closing Consents” means the consents from Governmental Bodies with respect to the transactions contemplated hereunder that are customarily obtained after the consummation of similar transactions.

“Data Security Requirements” has the meaning set forth in Section 6.30(e).

“D&O Indemnified Parties” has the meaning set forth in Section 8.7(a).

“Damages” means the amount of any liability, loss, payment, charge, cost, expense, penalty, fine, fee, claim, award, settlement, assessment or judgment incurred or suffered by any Person, whether attributable to personal injury or death, property damage, contract claims (including contractual indemnity claims), torts, statutory or common law claims or otherwise, including reasonable fees and expenses of attorneys, consultants, accountants, or other agents and experts reasonably incident to matters indemnified against, and the reasonable costs of investigation and monitoring of such matters, and the reasonable costs of enforcement, including any of the foregoing that arise in connection with the defense or prosecution of any claim.

“Data Room” means the information provided to Purchaser at https://epsilonenergy.files.com/f/e4d504ba377aa6fe-EOeeUiGNJl_9bU5Xo/Peak%20VDR.

“Deadline” has the meaning set forth in Section 3.1(b)(iv).

“Defensible Title” means such record title or beneficial title arising under operating agreements, unitization agreements, pooling agreements, farmout agreements or joint development agreements, which, subject to the Permitted Encumbrances, as of the Claim Date and Closing Date:

(a)with respect only to the Target Formation of each Lease or Well, entitles the Company Group to receive Hydrocarbons within, produced, saved, and marketed from the Target Formation of such Lease or Well throughout the duration of the productive life of such Lease or Well, as applicable, of not less than the Net Revenue Interest shown on Exhibit A-1 or Exhibit A-2 (as applicable) for such Lease or Well, except for (i) decreases in connection with those operations in which the Company Group may be a nonconsenting co-owner after the Execution Date (if and to the extent permitted by this Agreement), (ii) decreases resulting from the reversion of interests to co-owners with operations in which such co-owners elected not to consent after the Execution Date, (iii) decreases resulting from the establishment or amendment of pools or units from and after the Execution Date (if and to the extent permitted by this Agreement), (iv) decreases required to allow other Working Interest owners to make up past underproduction or pipelines to make up past under-deliveries after the Execution Date, and (v) as otherwise shown on Exhibit A-1 or Exhibit A-2 (as applicable);

(b)with respect only to the Target Formation of each Well, obligates the Company Group to bear a percentage of the costs and expenses for the ownership, operation, maintenance, development and plugging, decommissioning and abandonment of, and operations relating to, such Well not greater than the Working Interest shown in Exhibit A-2 for such Well without increase throughout the productive life of such Well, except for (i) increases that are accompanied by at least a proportionate increase in the Company Group’s Net Revenue Interest with respect to the Target Formation of the affected Well, (ii) increases resulting from contribution requirements with respect to defaults by co-owners after the Execution Date under the applicable operating agreement, and (iii) as otherwise shown on Exhibit A-2;

(c)with respect only to the Target Formation of each Lease, entitles the Company Group to not less than the Net Mineral Acres for such Lease as set forth on Exhibit A-1 throughout the life of such Lease, except for (i) decreases resulting from the establishment or amendment of pools or units from and after the Execution Date (if and to the extent permitted by this Agreement), (ii) decreases resulting from the drilling of a Well on such Lease (if and to the extent permitted by this Agreement); and

(d)with respect to each Lease and Well, is free and clear of Encumbrances.

“Disclosure Schedules” means those certain Disclosure Schedules delivered pursuant to this Agreement.

“Disputed Amounts” has the meaning set forth in Section 10.4(c).

“Disputed Matters” has the meaning set forth in Section 4.6(a).

“Disputing Party” has the meaning set forth in Section 4.6(a).

“Dollars” means U.S. Dollars.

“Effective Time” has the meaning set forth in Section 2.2.

“Encumbrance” means any charge, claim, license, limitation, condition, equitable interest, mortgage, deed of trust, lien, pledge, security interest, right of first refusal and/or right of first offer, hypothecation, production payment, option, collateral assignment, defect, equitable interest, privilege, pre-emptive right, adverse claim or restriction of any kind, including any restriction on or transfer or other assignment, as security or otherwise, of or relating to use, quiet enjoyment, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Environmental Claim” shall mean any Proceeding, Order, claim, demand, lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging losses of whatever kind or nature (including losses or responsibility for the costs of enforcement proceedings, investigations, natural resources damages, cleanup, governmental response, removal or remediation, abatement, capital expenditures, property damages, personal injuries, medical monitoring, penalties, court costs, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (a) the presence, Release or threat of

Release, or actual or alleged exposure to, any Hazardous Substances, (b) circumstances forming the basis of any actual or alleged non-compliance with or losses pursuant to any Environmental Law or Environmental Permit, or (c) any other matters for which losses or other liabilities are imposed under Environmental Laws or any Environmental Permit.

“Environmental Defect” means, as to the Assets, (a) a condition on or affecting an Asset that causes the violation of or failure to meet requirements or standards under applicable Environmental Laws where such requirements or standards are in effect on or before the Closing Date or (b) a condition on or affecting an Asset with respect to which Remediation or corrective action is currently required under applicable Environmental Laws in effect on or before the Closing Date; provided, however, that the following shall not be considered Environmental Defects for any purpose of this Agreement: (i) any matter listed on Schedule 6.17, (ii) any matter caused by, and to the extent affecting an Asset that is operated by, Purchaser or any of its Affiliates as of the Execution Date, (iii) the failure to meet good or desirable operating practices or standards that may be employed or adopted by other oil or gas well operators or recommended (but not required) by a Governmental Body, and (iv) liabilities to the extent caused by or relating to NORM, asbestos, or asbestos-containing materials, in each case to the extent located on Equipment and not presently in violation of or requiring Remediation under Environmental Laws. For the avoidance of doubt, (A) the fact that a pipe is temporarily not in use shall not form the basis of an Environmental Defect, (B) the fact that a Well should be temporarily plugged or abandoned or permanently plugged and abandoned if the time frame for performing such activities under Environmental Laws has not expired, or facts or conditions based on the quantity of Hydrocarbon production from a Lease or Well, shall, in each case, not form the basis of an Environmental Defect, and (C) except with respect to equipment (1) that causes or has caused contamination of soil, surface water or groundwater or other unauthorized Release of Hazardous Substances, or (2) the use or condition of which violates or requires Remediation under Environmental Law, the physical condition of any surface or subsurface production equipment, including water or oil tanks, separators or other ancillary equipment, shall not form the basis of an Environmental Defect.

“Environmental Defect Notice” has the meaning set forth in Section 4.4(a).

“Environmental Defect Property” has the meaning set forth in Section 4.4(a).

“Environmental Laws” means, as the same have been amended prior to or on the Closing Date, any and all applicable Laws pertaining to (a) pollution, contamination or the protection, restoration or remediation of, or prevention of harm or any adverse or deleterious effect to, the environment or the protection of the natural environment, including natural resources, (b) the protection of human health and safety as it pertains to exposure to Hazardous Substances, (c) the manufacture, processing, registration, distribution, formulation, packaging or labeling of Hazardous Substances or products containing Hazardous Substances, (d) the transport or handling, use, presence, generation, treatment, incineration, landfilling, storage, disposal, Release of or exposure to any Hazardous Substances, or (e) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials, including CERCLA, the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; the Clean Air Act, 42 U.S.C. § 7401 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. §§ 2601 through 2629; the Oil Pollution Act, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; and the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; and all similar and other Laws as of the Closing Date of any Governmental Body having jurisdiction over the property in question.

“Environmental Liabilities” means direct, indirect, pending or threatened indebtedness, liability, claim, loss, damage, fine, penalty, cost, expense, deficiency or  responsibility, whether known or unknown, arising under or relating to any Environmental Claim, Environmental Law, Environmental Permit, or Release, whether based on negligence, strict liability or otherwise (including costs and liabilities for investigation, government response, removal, remediation, restoration, abatement, monitoring, personal injury, medical monitoring, monitoring, penalties, contribution, indemnification, injunctive relief, property damage, natural resource damages, court costs, costs of enforcement proceedings or government responses, and attorneys’ fees in connection with each of the foregoing), including (a) pursuant to any order, notice of responsibility (including requirements embodied in Environmental Laws), injunction, judgment, or similar act (including settlements) by any Governmental Body or court of competent jurisdiction to the extent arising out of any actual or alleged violation of, or liability or remediation obligation or other loss arising under, any Environmental Laws that are attributable to the current or former ownership or operation of the Assets, including any actual or alleged generation, use, handling, transportation, storage, treatment, disposal, Release, or threatened Release of, or exposure to, any Hazardous Substances at any facility or location, (b) pursuant to any claim or cause of action by a Governmental Body or other Person for personal injury, property damage, damage to natural resources, remediation, response costs or other liability to the extent arising out of any Environmental Laws, including or exposure to, any Hazardous Substances at any facility or location, that are attributable to the current or former ownership or operation of the Assets, and (c) any liabilities arising under Environmental Law assumed or retained by contract, operation of Law, or otherwise.

“Environmental Permit” shall mean any Permit required under or issued, granted, given, authorized by, or made pursuant to Environmental Law.

“Equipment” has the meaning set forth in the definition of “Assets”.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Defect” has the meaning set forth in the definition of “Title Defect”.

“Execution Date” has the meaning set forth in the Preamble to this Agreement.

“Financial Statements” has the meaning set forth in Section 6.38(a).

“Fraud” means an actual, intentional and willful misrepresentation by a Party with respect to the making of any representation or warranty set forth in Article 5, Article 6, or Article 7 of this Agreement, as applicable; provided, that (a) the Party making such representation or warranty had actual knowledge that the applicable representation or warranty was false at the time such representation or warranty was made, (b) the representation or warranty was made with the intention that the other applicable Party rely thereon to its detriment, (c) the representation or warranty was relied upon by the other applicable Party to such other applicable Party’s detriment, and (d) “Fraud” does not include constructive fraud or other claims based upon constructive knowledge, negligent misrepresentation, recklessness, or other similar theories.

“Fundamental Representations” means (a) with respect to Seller, the representations and warranties of Seller in Section 5.2, Section 5.3, Section 5.4, Section 5.5(a), Section 5.6, and Section 5.7, (b) with respect to the Company, the representations and warranties of the Company in Section 6.2, Section 6.3, Section 6.4, Section 6.5(a), Section 6.6(a) and Section 6.7, and (c) with respect to Purchaser, the representations and warranties of Purchaser in Section 7.2, Section 7.3, Section 7.4, Section 7.5(a), and Section 7.6.

“GAAP” means U.S. generally accepted accounting principles, applied on a consistent basis.

“Governmental Body” means any instrumentality, subdivision, court, administrative agency, commission, official, or other authority of the United States or any other country or any federal, state, province, prefect, municipality, locality, tribal, or other government or political subdivision thereof, or any quasi-governmental or private body exercising any administrative, executive, judicial, regulatory, legislative, police, regulatory, taxing, importing, tribal, or other governmental or quasi-governmental authority.

“Hazardous Substances” means any (a) constituent, material, substance, chemical, or waste (or combination thereof) that is listed, defined, designated, that is regulated or classified by any Environmental Law as hazardous, toxic, explosive, corrosive, deleterious, flammable, infectious, toxic, a pollutant, a contaminant, solid waste or words of similar meaning or effect under any Environmental Law or for which liabilities or standards of conduct may be imposed under Environmental Laws, (b) substance that is subject to regulation, investigation or control, or the presence of which requires closure, decommissioning, removal or remediation, under any Environmental Law, (c) substance that can give rise to losses or liabilities under any Environmental Law or the presence of which requires investigation, financial assurance, clean up, removal, abatement, remediation or other management, mitigative, corrective or Remedial Action under any Environmental Law, and (d) metals, petroleum or petroleum by-products, asbestos or asbestos-containing materials or products, PFAS Chemicals, polychlorinated biphenyls (PCBs), volatile organic compounds, or materials containing same, radioactive materials, lead or lead-containing materials, radon, and mold in quantities or concentrations that may adversely affect human health or materially affect the value or utility of the building(s) in which it is present.

“Hedges” means any future, hedge, derivative, swap, collar, put, call, cap, option, or other contract that is intended to benefit from, relate to, or reduce or eliminate the risk of fluctuations in interest rates, basis risk, or the price of commodities.

“Hydrocarbons” means oil, gas, condensate, and other gaseous and liquid hydrocarbons or any combination thereof.

“Imbalances” means any (a) imbalance at the wellhead between the amount of Hydrocarbons produced from any of the Wells and allocated to the interests of the Company Group therein and the shares of production from the relevant Well to which the Company Group was entitled, (b) any marketing imbalance between the amount of Hydrocarbons nominated by or allocated to the Company Group and the Hydrocarbons actually delivered on behalf of the Company Group, including any imbalance relating to the purchase and sale, gathering, transportation, storage, processing (including any production handling and processing at a separation facility) or marketing of Hydrocarbons and (c) amounts owed (whether volumes of Hydrocarbons or liquidated dollar amounts) by the Company Group as a result of any minimum volume commitment, “take or pay”, minimum revenue commitment or similar arrangement.

“Income Tax” means any net income, gross receipts, franchise or similar Taxes.

“Indebtedness” of any Person means, as of any time, regardless of whether contingent, without duplication, (a) the principal of and accrued and unpaid interest, prepayment premiums or penalties, and fees and expenses in respect of indebtedness of such Person for borrowed money (including all principal, accrued interest, premiums, penalties, termination fees or breakage fees), whether or not represented by bonds, debentures, notes or other securities (and whether or not convertible into any other security), including the amount drawn on any letter of credit supporting the repayment of indebtedness for borrowed money issued for the account of such Person and obligations under letters of credit and agreements relating to the issuance of letters of credit or acceptance financing, (b) indebtedness evidenced by any note, bond, debenture, mortgage or other debt instrument or debt security (and whether or not convertible into any other security), (c) reimbursement and other obligations with respect to letters of credit and bankers’ acceptances and letters of guaranty or similar instruments, to the extent drawn upon, (d) all obligations (contingent or otherwise) of such Person issued or assumed as the deferred purchase price for any asset, property, business or services with respect to which such Person is liable, contingently or otherwise, as obligor or otherwise for additional purchase price (including any earn-outs or vehicle loans and including obligations that are non-recourse to the credit of such Person but are secured by the assets of such Person), all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement (but excluding trade accounts payable incurred in the ordinary and usual course of business of normal day-to-day operations of the business consistent with past practice), (e) obligations as lessee under capital leases (as defined by GAAP), including all obligations to pay rent or other amounts under any such capital lease, and obligations of such Person in respect of synthetic leases, (f) any deferred revenue obligations arising from customer prepayments or deposits, (g) all obligations of the type referred to in clauses (a) through (f) of any Persons the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, and (h) all obligations of the type referred to in clauses (a) through (f) of other Persons secured by any lien on any property or asset of such Person (whether or not such obligation is assumed by such Person); provided that the definition of “Indebtedness” shall not include any liabilities or obligations of any kind or character of Seller (including the Company Group) with respect to Hedges.

“Indemnified Person” has the meaning set forth in Section 12.2(a).

“Indemnifying Person” has the meaning set forth in Section 12.2(a).

“Independent Accountant” has the meaning set forth in Section 10.4(c).

“Individual Defect Threshold” has the meaning set forth in Section 4.5(b).

“Initial Unadjusted Purchase Price” has the meaning set forth in Section 3.1(a)(i).

“Intellectual Property” means all U.S. and foreign: (a) patents and patent applications; (b) trademarks, service marks, logos, designs, trade names, trade dress, domain names and corporate names and registrations and applications for registration thereof (whether or not filed), including all goodwill associated therewith; (c) copyrights, whether registered or unregistered, and registrations and applications for registration thereof (whether or not filed) and other works of authorship, whether or not published; (d) trade secrets and proprietary information, software, firmware and databases; and (e) the right to sue and collect damages for any past, present, and future infringement, misappropriation, or other violation of any of the foregoing.

“Interests” means, with respect to any Person: (a) any and all capital stock, membership interests, units, partnership interests, other equity interests, rights to profits or revenue and any other similar interest of such Person (including the right to participate in the management and business and affairs or otherwise Control such Person); (b) any security or other interest convertible into or exchangeable or exercisable for any of the foregoing; and (c) any right (contingent or otherwise) to subscribe for, purchase or otherwise acquire any of the foregoing.

“Interim Financial Statements” has the meaning set forth in Section 6.38(a).

“Invasive Activities” has the meaning set forth in Section 8.1(b).

“Issuance Date” has the meaning set forth in Section 3.1(a).

“IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals and similar or related items of automated, computerized or other information technology (IT) networks and systems (including telecommunications networks and systems for voice, data and video) owned, leased, licensed or used (including through cloud-based or other third-party service providers) by or for, or otherwise relied on by, the Company Group or by a Seller with respect to the Business.

“Kouros Consulting Agreement” means that certain Consulting Agreement, dated as of December 21, 2023, by and between Peak Powder River Acquisitions, and Ali Kouros, as amended by that certain Consulting Agreement Amendment, dated as of June 25, 2024, by and between Peak Powder River Acquisitions and Ali Kouros.

“Laws” means all Permits, statutes, rules, regulations, ordinances, Orders, codes, rulings, writs, injunctions, decrees or other official acts of or by any Governmental Body. All references to “Laws” shall be deemed to include any amendments thereto and also to all rules and regulations promulgated thereunder, and any successor Laws, unless the context otherwise requires.

“Leakage” means any of the following, without duplication of any other adjustment to the Unadjusted Purchase Price, arising after the Effective Time and prior to the Closing:

(a)any dividend, interest on capital, advance or distribution (whether in cash or in kind) declared, paid or made (whether actual or deemed), or any return of capital (whether by reduction of capital or redemption, amortization or purchase of equity interests or quotas), loans, any management, monitoring or sponsor advisory fees, or any other payment made on or with respect to any Company Interests to or on behalf of or for the benefit of, Seller or any Affiliate of Seller or other direct or indirect owner of Seller; provided, for the avoidance of doubt, that this clause (a) shall not include payments otherwise made pursuant to the Administrative Services Agreement;

(b)any sale, transfer or surrender of any assets or rights from the Company Group to Seller or any Affiliate of Seller (other than the Company Group);

(c)any waiver, forgiveness or release by the Company Group of any amount owed to it by (or any right or any claim against) Seller or any Affiliate of Seller;

(d)the amount of any payments by the Company Group of any cash to or for the account of Seller’s or its Affiliates’ directors, officers, partners, members, equity holders, contractors, consultants, advisors or employees, which does not include any payments pursuant to the Shanhouse Consulting Agreement;

(e)the fair market value of any assets, rights or benefits sold or otherwise transferred by the Company Group to Seller or any Affiliate of Seller (net of any proceeds received by (or receivable by) the Company Group);

(f)the amount of any liabilities or obligations of Seller or any Affiliate of Seller that are (i) unrelated to the ownership or operation of the Company Group or its business or Assets and (ii) guaranteed or otherwise assumed by the Company Group (including any agreement or undertaking by the Company Group to assume, indemnify, guarantee or secure any such liability or obligation);

(g)the positive amount, if any, incurred or paid by the Company Group for or with respect to the cure or attempt to cure Title Defects and/or Environmental Defects to the extent such amounts reduce (or would reduce if actually resulting in a cure) the aggregate total of all Title Defect Amounts and Environmental Defect Amounts to an amount equal to the Defect Deductible, excluding any costs or expenses incurred in the Ordinary Course of Business in connection with reporting, auditing and maintenance requirements the failure to comply with would result in a Title Defect or Environmental Defect;

(h)the positive amount, if any, incurred or paid by the Company Group for or with respect to: (i) the cure or attempt to cure of any breach by Seller or any Affiliate of Seller of their representations and warranties set forth in this Agreement, or (ii) the cure or attempt to cure of any breach by Seller or any Affiliate of Seller of any of their covenants set forth in this Agreement;

(i)the incurrence of any Tax by the Company Group as a consequence of any of the foregoing matters (provided that, for the avoidance of doubt, the incurrence of any Tax attributable to a Tax period (or portion thereof) ending prior to the Effective Time shall not be deemed Leakage); and

(j)any expense, liability or obligation arising under any agreement or arrangement entered into by the Company Group to give effect to any matter referred to in clauses (a) through (j) above, the amount of which shall constitute Leakage whether paid before, at or after the Closing.

“Leases” has the meaning set forth in the definition of “Assets”.

“Letter Agreement” means that certain Letter Agreement, dated as of the Execution Date, by and among Purchaser, Purchaser Parent and Seller.

“Lock-Up Agreement” means that certain Lock-Up Agreement, to be dated as of the Closing Date, by and between Purchaser Parent and Seller, substantially in the form of Exhibit C.

“Material Adverse Effect” means any event, change, circumstance, development, state of facts, effect, result, occurrence or condition, whether foreseeable or not, that, individually or in the aggregate, (a) has been, or would be reasonably likely to be, materially adverse to (I) the ownership, operation or condition (financial or otherwise) of the Company Group or the Assets taken as a whole and as currently owned and operated, or (II) as to Purchaser, the business, liabilities, financial condition, or results of operations of Purchaser Parent, or (b) materially and adversely affects the ability of the applicable Party to consummate the transactions contemplated hereby and perform its material obligations hereunder or would reasonably be expected to do so; provided, however, that in the case of subsection (a) above, none of the following, either alone or in combination, shall be deemed to constitute or contribute to a Material Adverse Effect, or otherwise be taken into account in determining whether a Material Adverse Effect has occurred or is existing: (i) any change in applicable Laws or accounting standards or the interpretation or enforcement thereof from and after the Execution Date; (ii) any change in economic, political, or business conditions or financial, credit, debt, or securities market conditions generally, including changes in interest rates, exchange rates, commodity prices, electricity prices, or fuel costs; (iii) any legal, regulatory, or other change generally affecting the industries, industry sectors, or geographic sectors of the Assets, including any change in the prices of oil, natural gas, or other Hydrocarbon products or the demand for related gathering, processing, transportation, and storage services; (iv) any change resulting or arising from the execution or delivery of this Agreement or the other Transaction Documents, the consummation of the transactions contemplated hereby or thereby, or the announcement or other publicity or pendency with respect to any of the foregoing; (v) any change resulting or arising from political, geopolitical, social, or regulatory conditions, including any outbreak, continuation, or escalation of any military conflict, declared or undeclared war, armed hostilities, terrorism, civil unrest, public demonstrations, or acts of foreign or domestic terrorism or sabotage (including any cyber-attack or hacking), or the escalation of any of the foregoing; (vi) any epidemic, pandemic, or outbreak of disease (including, for the avoidance of doubt, COVID-19), or the escalation of any of the foregoing; (vii) any other regional, national or international calamity, crisis or emergency, whether or not caused by any Person; (viii) any natural or manmade disasters or calamities, weather conditions including hurricanes, floods, tornados, tsunamis, earthquakes, and wild fires, or other force majeure events, or the escalation of any of the foregoing; (ix) any failure by the Company Group to meet any internal or external estimates, expectations, budgets, projections, or forecasts (provided that the underlying cause of such failure may be taken into account when determining if a Material Adverse Effect has occurred); or (x) any change resulting or arising from the taking of, or the failure to take, any action by Seller, the Company Group, or any of their respective Affiliates, required or otherwise expressly contemplated by this Agreement or consented to or requested by Purchaser in writing; provided, however, except to the extent such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i), (ii), (iii), (v), (vi), (vii) or (viii) disproportionately adversely affect Seller or the Company Group, taken as a whole, as compared to other similarly situated participants operating in the oil and gas exploration, development or production industry in the region in which the Company Group operates (in which case, such adverse effects (if any) shall be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur solely to the extent they are disproportionate). For the avoidance of doubt, “Material Adverse Effect” shall not be measured against any forward-looking statements, financial projections, or forecasts applicable to the Assets.

“Material Contracts” has the meaning set forth in Section 6.12(a).

“Mountain Time” means the mountain time zone of the United States of America.

“Net Mineral Acres” means, as computed separately with respect to each Lease, (a) the number of gross acres in the land covered by such Lease, multiplied by (b) the lessor’s undivided mineral interest in the Hydrocarbons in the Target Formation in such lands covered by such Lease, multiplied by (c) the Company Group’s Working Interest in such Lease; provided, however, if items (a) and (b) of this definition vary as to different areas or depths within any tracts or parcels burdened by such Lease, a separate calculation shall be performed with respect to each such area or depths.

“Net Revenue Interest” means, with respect to each Well (limited, however to the Target Formation with respect to such Well), the interest in and to all Hydrocarbons produced and saved or sold from or allocated to the Target Formation of such Well, in each case, after giving effect to all Burdens.

“NORM” means naturally occurring radioactive material.

“Operations Assets” means printers, vehicles, trailers, SCADA equipment (modems, antennas, solar, batteries), and any hardware associated with permanently installed fiber down hole (interrogators and data loggers), in each case used or held for use in connection with the operation of the Assets and/or the Company Group.

“Order” means any award, writ, decision, injunction, judgment, order, ruling, edict, decree, pronouncement, determination, sentence, subpoena, or verdict entered, issued, made, enacted, promulgated, enforced or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

“Ordinary Course of Business” means when used in reference to any Person, the ordinary course of business of such Person consistent in scope and nature with past customs and practices of such Person.

“Organizational Documents” means (a) with respect to any Person that is a corporation, its articles or certificate of incorporation or memorandum and articles of association, as the case may be, and bylaws, (b) with respect to any Person that is a partnership, its certificate of partnership and partnership agreement, (c) with respect to any Person that is a limited liability company, its certificate of formation and limited liability company or operating agreement, (d) with respect to any Person that is a trust or other entity, its declaration or agreement of trust or other constituent document, (e) in each case of the preceding clauses, all other similar documents, instruments, or certificates executed, adopted, or filed in connection with the creation, formation, or organization of any such Person, including any amendments thereto, and (f) with respect to any other Person, its comparable organizational documents.

“Outside Date” has the meaning set forth in Section 11.1(e).

“Ownership Reference Date” means January 1, 2020.

“Parent Shareholder Consent Deadline” means January 8, 2026.

“Parent Financial Statements” has the meaning set forth in Section 7.13(a).

“Party” and “Parties” has the meaning set forth in the Preamble to this Agreement.

“Peak E&P” means Peak Exploration & Production, LLC, a Delaware limited liability company.

“Peak E&P MIPA” means that certain Membership Interest Purchase Agreement, dated as of the Execution Date, by and among Seller, Purchaser, Purchaser Parent, Peak E&P and the other parties from time to time party thereto.

“Peak Powder River Acquisitions” means Peak Powder River Acquisitions LLC, a Delaware limited liability company.

“Permits” means any permits, approvals, authorizations, certificates, registrations, Consents, licenses, franchises, exemptions by, notifications to, or filings with, Governmental Bodies, including any Environmental Permit.

“Permitted Encumbrances” means any or all of the following:

(a)royalties and any overriding royalties, net profits interests, free gas arrangements, production payments, reversionary interests, and other similar burdens on production to the extent that the net cumulative effect of such burdens does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(b)all unit agreements, pooling agreements, operating agreements, farmout agreements, Hydrocarbon production sales contracts, division orders, and other contracts, agreements, and instruments applicable to the Properties, to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation, or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(c)liens for Taxes or assessments not yet delinquent or, if delinquent, are being contested in good faith by appropriate actions disclosed on Schedule 6.9, with it being understood that this clause (c) sets for the sole and exclusive liens and other encumbrances relating to Taxes included for purposes of this definition;

(d)any (i) inchoate liens or charges constituting or securing the payment of expenses incurred incidental to maintenance, development, production, or operation of the Properties or for the purpose of developing, producing, or processing Hydrocarbons therefrom or therein, and (ii) materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, and other similar liens or charges arising in the ordinary course of business, in each case, for amounts not yet delinquent (including any amounts being withheld as provided by Law), or if delinquent, are being contested in good faith by appropriate actions which are described on Schedule 6.9;

(e)all rights to consent by, required notices to, filings with, or other actions by Governmental Bodies in connection with the transactions contemplated hereby, if they are not required or customarily obtained in the region where the Assets are located prior to sale or conveyance, including Customary Post-Closing Consents;

(f)excepting circumstances where such rights have already been triggered or will be triggered prior to the Closing Date, rights of reassignment under Leases arising upon final intention to abandon or release the Assets, or any of them;

(g)easements, rights-of-way, restrictions, covenants, servitudes, Permits, surface leases, rights in respect of surface operations, and other encumbrances or rights that do not materially impair the use, operation or ownership of any Asset as currently used and operated;

(h)calls on production under existing Material Contracts;

(i)Imbalances;

(j)rights of a common owner of any Surface Interests currently held by the Company Group and such common owner as tenants in common or through common ownership that do not materially impair the use, operation or ownership of any Asset as currently used and operated;

(k)all rights reserved to or vested in any Governmental Bodies (i) to control or regulate any of the Assets in any manner or to assess Tax with respect to the Assets, the ownership, use, or operation thereof, or revenue, income, or capital gains with respect thereto, and all obligations and duties under all applicable Laws of any such Governmental Body or under any right, franchise, grant, license, or Permit issued or afforded by any Governmental Body, or (ii) to terminate any right, franchise, grant, license, or Permit issued or afforded by such Governmental Body;

(l)any lien, charge, or other Encumbrance on or affecting the Assets that is discharged by Seller, the Company Group or Purchaser at or prior to Closing;

(m)the terms and conditions of the Leases, including any depth limitations or similar limitations that may be set forth therein, to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation, or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(n)the terms and conditions of the Material Contracts to the extent that the net cumulative effect of such instruments does not (i) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 and Exhibit A-1, as applicable, (ii) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (iii) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(o)any matters shown on Exhibit A-1, Exhibit A-2, Schedule 3.4, Schedule 5.8 or Schedule 6.8, as applicable;

(p)any lien, mortgage, security interest, pledge, charge, or similar encumbrance resulting from Seller’s or the Company’s conduct of business in compliance with this Agreement;

(q)any other liens, charges, encumbrances, defects, or irregularities that (i) do not, individually or in the aggregate, materially detract from the value of or materially interfere with the use or ownership of the Assets subject thereto or affected thereby, (ii) would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and gas properties in the region where the Assets are located and (iii) do not (1) reduce the Company Group’s Net Revenue Interest with respect to the Target Formation for any Well or Lease below that shown in Exhibit A-2 or Exhibit A-1, as applicable, (2) increase the Company Group’s Working Interest with respect to the Target Formation in any Well above that shown in Exhibit A-2, without a proportionate increase in the Net Revenue Interest of the Company Group with respect to the Target Formation or (3) decrease the Company Group’s Net Mineral Acres with respect to the Target Formation in any Lease below that shown in Exhibit A-1;

(r)any (i) lien, mortgage, security interest, pledge, charge or similar Encumbrance in favor of, or held by,

any member of the Purchaser Group, and (ii) consent to assignment or similar transfer restriction in favor of, or held by, any member of the Purchaser Group; and

(s)any Excluded Defects.

“Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any Governmental Body.

“Personal Information” means, in addition to all information defined or described by the Company Group as “personal data,” “personal information,” “personally identifiable information,” “PII,” or any similar term in the Company Group’s privacy policies or other public-facing statement, any information (i) that identifies, relates to, describes, regards or is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, an individual Person, household, or device, including any personally identifiable data, or (ii) that is otherwise protected by or subject to any applicable Law or defined as “personal information”, “personal data”, “personally identifiable information”, “protected health information” or similar term under applicable Law.

“PFAS Chemicals” means per- and polyfluoroalkyl substances including any perfluorooctanoic acid, perfluorooctane sulfonate, perfluorobutane sulfonate, perfluorobutane sulfonic, perfluorononanoic acid, perfluorohexane sulfonate and GenX compounds.

“Phase I Environmental Site Assessment” means an environmental site assessment performed pursuant to the American Society for Testing and Materials ASTM-1527-13 or 1527- 21, or any other similar non-invasive environmental assessment or review that examines the condition or compliance of property or operations pursuant to Environmental Laws.

“Phase II Environmental Site Assessment” has the meaning set forth in Section 8.1(b).

“Post-Execution Wells” means any oil or gas wells in which the Company owns or acquires an interest of any kind after the Execution Date.

“Pre-Closing Insurance Claims” has the meaning set forth in Section 8.12.

“Preferential Right” means any preferential rights to purchase, rights of first refusal or similar rights triggered by the transactions contemplated by this Agreement.

“Proceeding” means any proceeding, action, cause of action, arbitration, audit, investigation, litigation or suit (whether civil, criminal, administrative, investigative, informal or otherwise, whether in contract, in tort or otherwise) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or auditor.

“Producing Assets” means (a) the wellbores of the Wells and Post-Execution Wells, and (b) the Leases, Equipment, Applicable Contracts, Surface Interests, Permits, Operations Assets, and interests of any kind to the extent related to or reasonably necessary for the ownership or operation of the Wells and Post-Execution Wells.

“Properties” has the meaning set forth in the definition of “Assets”.

“Purchase Price Allocation Schedule” has the meaning set forth in Section 3.2.

“Purchaser” has the meaning set forth in the Preamble of this Agreement.

“Purchaser Group” means Purchaser, its current and former Affiliates, and each of its and their respective officers, directors, employees, agents, advisors, and other Representatives.

“Purchaser Parent” has the meaning set forth in the Preamble of this Agreement.

“Purchaser Parent Common Stock” has the meaning set forth in Section 3.1(a)(i).

“Purchaser Parent SEC Documents” has the meaning set forth in Section 7.13(a).

“Purchaser’s Accountants” means BDO USA, LLP.

“R&W Conditional Binder” means the conditional binder attached hereto as Exhibit D.

“R&W Insurance Policy” means that certain buyer-side representations and warranties insurance policy described in Section 8.6, in the name and for the benefit of Purchaser, its Affiliates, and their respective officers, directors, employees, and agents.

“R&W Insurer” means the insurer providing the R&W Insurance Policy.

“Records” means the books, records, information, data and files of the Company Group, to the extent in the possession or control of Seller or its Affiliates, whether written or electronically stored, including: (a) land, lease and title records (including abstracts of title, title opinions, and title curative documents); (b) Contract files; (c) operations, environmental, permitting, production, and accounting records; (d) production, facility, and well records and data; (e) electric logs; (f) books and records or documents relating to Taxes of the Company Group; and (g) ledgers, minute books and Organizational Documents of the Company Group.

“Registration Rights Agreement” means that certain Registration Rights Agreement, to be dated as of the Closing Date, by and among Purchaser Parent, Seller and the other parties thereto, substantially in the form of Exhibit D.

“Related Party” shall mean (a) any Person who is an equity holder of Purchaser and any Affiliate of such Person, and (b) an entity owned directly or indirectly by the equity holders of the Company in substantially the same proportion as their ownership of the Company.

“Release” means any release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, seeping, leaching, depositing, placing, dispersal, dumping or disposing or other release into, or migrating through, soil, air, water, groundwater, wetland or any other environmental medium.

“Remedial Action” shall mean all actions as specifically required by any applicable Environmental Law or a Governmental Body to (i) clean up, remove, treat or in any other way address any Hazardous Substances in accordance with applicable Environmental Law, (ii) prevent or remediate the Release or threat of Release of any Hazardous Substances, (iii) prevent human exposure to Hazardous Substances, and (iv) perform pre-remedial studies and investigations or post-remedial monitoring and care; in each case of the foregoing clauses (i)-(iv) as approved or deemed necessary by a Governmental Body.

“Remediation” means with respect to an Environmental Defect, the implementation and completion of any remedial, removal, response, or other corrective or responsive actions, including monitoring, to the extent (but only to the extent) required under Environmental Laws to correct, or remove such Environmental Defect.

“Remediation Amount” means, with respect to an Environmental Defect, the reasonable cost (net to the Company Group’s interest prior to the consummation of the transactions contemplated by this Agreement) of the most cost-effective Remediation of such Environmental Defect (considered as a whole, taking into consideration any material impacts such response may have on the operations of the relevant Assets and the use of the relevant property) as compared to any other response that is required or allowed under the least stringent standard provided for under Environmental Laws. The most cost- effective Remediation may include taking no action, leaving the condition unaddressed, periodic monitoring or the recording of notices, activity and use limitations or similar approaches, if such responses are allowed under Environmental Laws and the environmental provisions of applicable Leases; provided that the most cost-effective Remediation shall always include Remediation required by any Governmental Body under Environmental Law. The Remediation Amount shall not include (a) the costs of Purchaser’s or any of its Affiliate’s employees, project manager(s) or attorneys; (b) expenses for matters that are costs of doing business (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Properties, or in connection with permit renewal/amendment activities) regardless of the presence of an Environmental Defect; (c) internal overhead costs of Purchaser or its Affiliates; (d) costs and expenses that would not have been required under Environmental Laws as they exist on or before the Closing Date; (e) any costs or expenses relating to any obligations to plug, abandon or decommission wells located on or comprising part of the Properties in the ordinary course of business, and not as a result of the applicable Environmental Defect; (f) the assessment, remediation, removal, abatement, transportation, disposal, or any other corrective actions of any asbestos, asbestos-containing materials or NORM that may be present on Equipment that do not represent a present violation of or liability under Environmental Laws; or (g) duplicative costs or losses included in another Remediation Amount or adjustment to the Unadjusted Purchase Price hereunder.

“Representatives” means (a) partners, employees, officers, directors, managers, members, other direct and indirect equity owners, and counsel of a Party or any of its Affiliates; (b) any consultant or agent retained by a Party, including financial, legal and other advisors, financing sources and other representatives; and (c) any bank, other financial institution, or entity funding, or proposing to fund, such Party’s operations in connection with the Assets, including any consultant retained by such bank, other financial institution, or entity.

“Required Parent SEC Documents” has the meaning set forth in Section 7.13(a).

“Resolution Date” means the date upon which (a) the BLM has approved (i) the Company’s previously filed applications for permits to drill the Target Wells, and (ii) applications for any one (1) or more permits to drill well(s) in Converse County, Wyoming filed by Third Parties on or after September 13, 2024, and (b) the Company has the right and ability pursuant to applicable Laws to conduct drilling and completion operations on the Target Wells.

“Scheduled Closing Date” has the meaning set forth in Section 10.1.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller” has the meaning set forth in the Preamble to this Agreement.

“Seller Group” means Seller, its current and former Affiliates (except, from and after the Closing, the Company), and each of their respective officers, directors, employees, agents, advisors, and other Representatives.

“Seller’s Accountants” means PricewaterhouseCoopers LLP.

“Settlement Statement” has the meaning set forth in Section 10.4(b).

“Shanhouse Consulting Agreement” means that certain Consulting Agreement, dated as of July 8, 2024, by and between the Company and Will Shanhouse.

“Shareholder Consent” means the consent of the shareholders of Purchaser Parent approving the transactions contemplated by this Agreement, including the issuance of the Purchaser Parent Common Stock.

“Specified Bank Accounts” has the meaning set forth in Section 6.20.

“Specified Consent Requirement” means a requirement to obtain a lessor’s or other Person’s prior consent to assignment or transfer of an interest in a Company Interest or an Asset that is triggered by the transactions contemplated by this Agreement and the instrument creating the consent and expressly provides that (a) any purported assignment or transfer in the absence of such consent first having been obtained is void, voidable, invalid, or unenforceable against such Person, (b) the Person holding the right may terminate the applicable Lease, Permit, Contract, or other instrument creating Seller’s or the Company Group’s rights in the affected Company Interest or Asset, or (c) the Person holding the right may impose additional conditions on the proposed assignee or transferee that involve the payment of money, the posting of collateral security, or the performance of other obligations by the assignee or transferee that would not be required in the absence of the transactions contemplated by this Agreement.

“Subsidiary” means, with respect to any Person, any other Person of which at least 50% of the outstanding voting securities or other voting equity interests are owned, directly or indirectly, by such first Person or of which such Person or its Affiliates controls the management or has the power to elect a majority of the board of directors or managers or other Persons performing similar functions.

“Surface Agreements” has the meaning set forth in Section 6.34.

“Surface Interests” has the meaning set forth in the definition of “Assets”.

“Suspense Funds” has the meaning set forth in Section 6.19.

“Target Formation” means (a) with respect to each Well, the currently producing formation of such Well (provided that if a Well is “shut-in” and/or not currently producing, then the formation to which such Well was completed), and (b) with respect to each Lease, all formations, being the Parkman, Sussex, Shannon, Niobrara Shale, Turner/Frontier and  Mowry Shale, whether one (1) or more, that are prospective on a given Lease and which are subject to such Lease as set forth on Exhibit A-1.

“Target Wells” means the proposed Wells set forth on Schedule TW.

“Tax” or “Taxes” means all taxes, including without limitation, federal, state, local or foreign taxes, income, profits, franchise,

sales, use, ad valorem, property, severance, production, excise, stamp, documentary, real property transfer or gain, gross receipts, goods and services, registration, capital, transfer, or withholding taxes or other assessments, duties, fees, or charges imposed by any Taxing Authority, including any escheat obligations, interest, penalties, or additional amounts that may be imposed with respect to any of the foregoing, in each case, whether or not disputed, and any liability in respect of such amounts or items arising as a result of being a member of any affiliated, consolidated, combined, unitary or similar group, as a successor to or transferee of another Person, by Contract or agreement, by operation of Law or otherwise.

“Tax Return” means any return (including any information return), report, statement, schedule, notice, form, election, estimated Tax filing, claim for refund, or other document (including any attachments thereto and amendments thereof) filed with or submitted to, or required to be filed with or submitted to, any Taxing Authority with respect to any Tax.

“Taxing Authority” means any Governmental Body responsible for the administration or imposition of any Tax.

“Third Party” means any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

“Third Person Claim” has the meaning set forth in Section 12.2(b).

“Title Benefit” means any right, circumstance, or condition that operates to (a) increase the Net Revenue Interest of the Company Group in the Target Formation of any Well or Lease as set forth on Exhibit A-2 or Exhibit A-1 above that shown on Exhibit A-2 or Exhibit A-1, as applicable, and which does not result in a greater than proportionate increase in the Company Group’s Working Interest above that shown in Exhibit A-2 for the applicable Well or Exhibit A-1 for the applicable Lease or (b) in the case of any Lease, increase the Net Mineral Acres for such Lease in the Target Formation as set forth in Exhibit A-1 above that shown on Exhibit A-1 as a result of an increase in (i) the number of gross acres in the lands covered by such Lease or (ii) the undivided percentage interest in oil, gas, and other minerals covered by the Lease in such lands.

“Title Benefit Amount” has the meaning set forth in Section 4.3(b).

“Title Benefit Notice” has the meaning set forth in Section 4.3(a).

“Title Benefit Property” has the meaning set forth in Section 4.3(a).

“Title Defect” means any lien, charge, encumbrance, obligation, defect, or other matter that, if not cured, causes the Company Group not to have Defensible Title in and to the Leases or Wells, as applicable, as of the Claim Date or the Closing Date; provided, however, that the following shall not be considered Title Defects for any purpose of this Agreement (each an “Excluded Defect”):

(a)defects in the chain of title consisting of the failure to recite marital status in a document or omissions of successions of heirship or estate proceedings, unless Purchaser provides affirmative evidence that such failure or omission could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset;

(b)defects arising out of lack of survey, unless a survey is expressly required by applicable Laws or necessary for the applicable Asset to be legally sufficient, valid and binding;

(c)defects based on a gap in the Company Group’s chain of title in the federal records as to federal Leases, the state’s records as to state Leases, or in the county records as to other Leases, unless, in the case of any of the foregoing, such gap is affirmatively shown to exist by an abstract of title, title opinion, or landman’s title chain or runsheet, which documents shall be included in a Title Defect Notice;

(d)defects based upon the failure to record any federal, state, or Indian Leases (or assignments thereof), in any applicable county records unless Purchaser provides affirmative evidence that such failure or omission could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset;

(e)defects based (i) solely on the lack of information, including lack of information in Seller’s or the Company Group’s files, the lack of Third Party records, or the unavailability of information from regulatory agencies, or (ii) solely on information in Seller’s or the Company Group’s files;

(f)defects based on a Tax assessment, Tax payment or similar records (or the absence of such activities or records) unless Purchaser provides affirmative evidence that such Tax assessment, Tax payment or similar record could reasonably be expected to result in another Person’s (including any Governmental Body’s) superior claim of title to the relevant Asset;

(g)defects based on references to a document to which the Company Group is not a party because such document is not in Seller’s or the Company Group’s files;

(h)defects arising out of (i) lack of corporate or other entity authorization or (ii) failure to demonstrate of record proper authority for execution by a Person on behalf of a corporation, limited liability company, partnership, trust, or other entity, in each case, unless such lack of authorization or failure to demonstrate of record proper authority results in a Third Party’s actual and superior claim of title to the relevant property;

(i)defects that have been cured by the passage of time or such other means that would render such defect invalid according to applicable Laws, or as to which the applicable Laws of limitations or prescription would bar any attack or claim;

(j)defects, encumbrances, or loss of title only affecting ownership interests in formations other than the relevant Target Formation (and which have no effect on the ownership interest in the Target Formations);

(k)defects that affect only which person (other than the Company Group) has the right to receive royalty (or similar) payments (rather than the amount or the proper payment of such royalty payment);

(l)defects arising from expired oil and gas leases taken more than fifteen (15) years prior to the Effective Time in the chain of title that are not surrendered of record, unless Purchaser affirmatively demonstrates that such prior oil and gas leases had not expired prior to the creation of the Asset in question;

(m)defects or irregularities arising out of the lack of recorded powers of attorney from any Person to execute and deliver documents on their behalf, unless affirmative evidence exists (and is provided) that the action was not authorized and results in a Person’s assertion of superior title;

(n)defects or irregularities resulting from the failure to record releases of liens, mortgages, security interests, pledges, charges, or similar encumbrances that have expired by their own terms;

(o)defects based on or arising out of the failure of the Company Group or any Third Party to enter into, be party to, or be bound by, pooling provisions, a pooling agreement, declaration or order, production sharing agreement, production allocation agreement, production handling agreement, or other similar agreement with respect to any horizontal Well that crosses more than one Lease or unit, to the extent that (i) such Well has been permitted by the applicable Governmental Body and (ii) the allocation of Hydrocarbons produced from such Well among the affected units, Leases and tracts is based upon the length of the “as drilled” horizontal wellbore open for production, take points, the total length of the horizontal wellbore, or other methodology that is intended to reasonably attribute to each such unit, Lease and tract its share of such production; and

(p)defects arising from any Encumbrance created by a mineral owner, which has not been subordinated to the lessee’s interest unless Purchaser provides affirmative evidence that such Encumbrance could reasonably be expected to result in another Person’s superior claim of title to the relevant Asset.

“Title Defect Amount” has the meaning set forth in Section 4.2(d).

“Title Defect Notice” has the meaning set forth in Section 4.2(a).

“Title Defect Property” has the meaning set forth in Section 4.2(a).

“Transaction Documents” means (i) this Agreement, (ii) the Assignment Agreement, (iii) the Letter Agreement, and (iv) any other documents executed pursuant to or in connection with this Agreement or delivered or required to be delivered pursuant to this Agreement.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, stamp duty, registration, recording, deed recording fee, value added, mortgage, and conveyance taxes (including any penalties and interest, but excluding any Tax imposed on a net income basis or any similar Tax) incurred in connection with Purchaser’s purchase of the Company Interests contemplated by this Agreement.

“Unadjusted Purchase Price” has the meaning set forth in Section 3.1(a)(ii).

“Undeveloped Acreage” means the Assets SAVE AND EXCEPT the Producing Assets.

“Units” has the meaning set forth in the definition of “Assets”.

“U.S.” means the United States of America.

“Wells” has the meaning set forth in the definition of “Assets”.

“Working Interest” means for any Well or Lease, that share of costs and expenses associated with the exploration, maintenance, development, operation and plugging and abandonment of such Well or Lease that a Person is required to bear and pay, including costs and expenses of maintenance, development operations and plugging and abandonment on or in connection with such Well or Lease.

[Remainder of Page Left Blank.]

Annex C

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

January 23, 2025

Epsilon Energy Ltd.

500 Dallas Street

Suite 1250

Houston, Texas 77002

Ladies and Gentlemen:

Pursuant to your request, this report of third party presents an independent evaluation, as of December 31, 2024, of the extent and value of the estimated net proved oil, condensate, natural gas liquids (NGL), and gas reserves of certain properties in which Epsilon Energy Ltd. (Epsilon) has represented it holds an interest. This evaluation was completed on January 23, 2025. The properties evaluated herein consist of working and royalty interests located in the States of New Mexico, Oklahoma, Pennsylvania, and Texas, in the United States and the Province of Alberta in Canada. Epsilon has represented that these properties account for 100 percent on a net gas equivalent basis of Epsilon’s net proved reserves as of December 31, 2024. The net proved reserves estimates have been prepared in accordance with the reserves definitions of Rules 4–10(a) (1)–(32) of Regulation S–X of the United States Securities and Exchange Commission (SEC). This report was prepared in accordance with guidelines specified in Item 1202 (a)(8) of Regulation S–K and is to be used for inclusion in certain SEC filings by Epsilon.

Reserves estimates included herein are expressed as net reserves. Gross reserves are defined as the total estimated petroleum remaining to be produced from these properties after December 31, 2024. Net reserves are defined as that portion of the gross reserves attributable to the interests held by Epsilon after deducting all interests held by others.

Values for proved reserves in this report are expressed in terms of future gross revenue, future net revenue, and present worth. Future gross revenue is defined as that revenue which will accrue to the evaluated interests from the production and sale of the estimated net reserves. Future net revenue is calculated by deducting production taxes, impact fees, operating expenses, capital costs, and abandonment costs from future gross revenue. Operating expenses include field operating expenses, transportation and processing expenses, and an allocation of overhead that directly relates to production activities. Capital costs include drilling and completion costs, facilities costs, and field maintenance costs. Abandonment costs are represented by Epsilon to be inclusive of those costs associated with the removal of equipment, plugging of wells, and reclamation and restoration associated with the abandonment. At the request of Epsilon, future income taxes were not taken into account in the preparation of these estimates. Present worth is defined as future net revenue discounted at a discount rate of 10 percent per year compounded monthly over the expected period of realization. Present worth should not be construed as fair market value because no consideration was given to additional factors that influence the prices at which properties are bought and sold.

Estimates of reserves and revenue should be regarded only as estimates that may change as further production history and additional information become available. Not only are such estimates based on that information which is currently available, but such estimates are also subject to the uncertainties inherent in the application of judgmental factors in interpreting such information.

Information used in the preparation of this report was obtained from Epsilon and from public sources. In the preparation of this report we have relied, without independent verification, upon information furnished by Epsilon with respect to the property interests being evaluated, production from such properties, current costs of operation and development, current prices for production, agreements relating to current and future operations and sale of production, and various other information and data that were accepted as represented. A field examination was not considered necessary for the purposes of this report.

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

Definition of Reserves

Petroleum reserves included in this report are classified as proved. Only proved reserves have been evaluated for this report. Reserves classifications used in this report are in accordance with the reserves definitions of Rules 4–10(a)
(1)–(32) of Regulation S–X of the SEC. Reserves are judged to be economically producible in future years from known reservoirs under existing economic and operating conditions and assuming continuation of current regulatory practices using conventional production methods and equipment. In the analyses of production-decline curves, reserves were estimated only to the limit of economic rates of production under existing economic and operating conditions using prices and costs consistent with the effective date of this report, including consideration of changes in existing prices provided only by contractual arrangements but not including escalations based upon future conditions. The petroleum reserves are classified as follows:

Proved oil and gas reserves – Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

(i) The area of the reservoir considered as proved includes:

(A) The area identified by drilling and limited by fluid contacts, if any, and (B) Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii) In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii) Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv) Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A) Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and (B) The project has been approved for development by all necessary parties and entities, including governmental entities.

(v) Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Developed oil and gas reserves – Developed oil and gas reserves are reserves of any category that can be expected to be recovered:

(i) Through existing wells with existing equipment and operating methods or in which the cost of the required equipment is relatively minor compared to the cost of a new well; and

(ii) Through installed extraction equipment and infrastructure operational at the time of the reserves estimate if the extraction is by means not involving a well.

Undeveloped oil and gas reserves – Undeveloped oil and gas reserves are reserves of any category that are expected to be

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion.

(i) Reserves on undrilled acreage shall be limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances.

(ii) Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time.

(iii) Under no circumstances shall estimates for undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, as defined in [section 210.4–10 (a) Definitions], or by other evidence using reliable technology establishing reasonable certainty.

Methodology and Procedures

Estimates of reserves were prepared by the use of appropriate geologic, petroleum engineering, and evaluation principles and techniques that are in accordance with the reserves definitions of Rules 4–10(a) (1)–(32) of Regulation S–X of the SEC and with practices generally recognized by the petroleum industry as presented in the publication of the Society of Petroleum Engineers entitled “Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserves Information (revised June 2019) Approved by the SPE Board on 25 June 2019” and in Monograph 3 and Monograph 4 published by the Society of Petroleum Evaluation Engineers. The method or combination of methods used in the analysis of each reservoir was tempered by experience with similar reservoirs, stage of development, quality and completeness of basic data, and production history.

Based on the current stage of field development, production performance, the development plans provided by Epsilon, and analyses of areas offsetting existing wells with test or production data, reserves were classified as proved. The undeveloped reserves estimates were based on opportunities identified in the plan of development provided by Epsilon.

Epsilon has represented that its senior management is committed to the development plan provided by Epsilon and that Epsilon has the financial capability to execute the development plan, including the drilling and completion of wells and the installation of equipment and facilities.

For the evaluation of unconventional reservoirs, a performance-based methodology integrating the appropriate geology and petroleum engineering data was utilized for this report. Performance-based methodology primarily includes (1) production diagnostics, (2) decline-curve analysis, and (3) model-based analysis (if necessary, based on availability of data). Production diagnostics include data quality control, identification of flow regimes, and characteristic well performance behavior. These analyses were performed for all well groupings (or type-curve areas).

Characteristic rate-decline profiles from diagnostic interpretation were translated to modified hyperbolic rate profiles, including one or multiple b-exponent values followed by an exponential decline. Based on the availability of data, model-based analysis may be integrated to evaluate long-term decline behavior, the effect of dynamic reservoir and fracture parameters on well performance, and complex situations sourced by the nature of unconventional reservoirs.

In the evaluation of undeveloped reserves, type-well analysis was performed using well data from analogous reservoirs for which more complete historical performance data were available.

Data provided by Epsilon from wells drilled through December 31, 2024, and made available for this evaluation were used to prepare the reserves estimates herein. Reserves estimates for wells located in New Mexico, Pennsylvania, and Texas were based on consideration of daily and monthly production data available for certain properties only through November 2024. Estimated cumulative production, as of December 31, 2024, was deducted from the estimated gross ultimate recovery to estimate gross reserves. This required that production be estimated for up to 1 month for properties in New Mexico, Pennsylvania, and Texas. Reserves estimates for wells and overriding royalty interests located in Oklahoma were based on consideration of monthly production data available for certain properties only through June 2024. Estimated cumulative production, as of December 31, 2024, was deducted from the estimated gross ultimate recovery to estimate gross reserves, requiring that production be estimated for up to 6 months for properties in Oklahoma. Additionally, reserves estimates for wells and overriding royalty interests located in Oklahoma were based on consideration of monthly

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

production data available for twelve properties only through April 2024, due primarily to these data not being available in the public domain. Estimated cumulative production, as of December 31, 2024, was deducted from the estimated gross ultimate recovery to estimate gross reserves, requiring that production be estimated for up to 8 months for properties in Oklahoma. Epsilon has represented that properties for which monthly production data were available only through April 2024 were producing as of December 31, 2024.

Oil and condensate reserves estimated herein are those to be recovered by normal field separation. NGL reserves estimated herein include pentanes and heavier fractions (C5+) and liquefied petroleum gas (LPG), which consists primarily of propane and butane fractions, and are the result of low-temperature plant processing. Oil, condensate, and NGL reserves included in this report are expressed in thousands of barrels (Mbbl). In these estimates, 1 barrel equals 42 United States gallons. For reporting purposes, oil and condensate reserves have been estimated separately and are presented herein as a summed quantity.

Gas quantities estimated herein are expressed as sales gas. Sales gas is defined as the total gas to be produced from the reservoirs, measured at the point of delivery, after reduction for fuel usage, flare, and shrinkage resulting from field separation and processing. Gas reserves estimated herein are reported as sales gas. Gas quantities are expressed at a temperature base of 60 degrees Fahrenheit (°F) and at the pressure base of the state or province in which the quantities are located. Gas quantities included in this report are expressed in millions of cubic feet (MMcf).

Gas quantities are identified by the type of reservoir from which the gas will be produced. Nonassociated gas is gas at initial reservoir conditions with no oil present in the reservoir. Associated gas is both gas-cap gas and solution gas. Gas-cap gas is gas at initial reservoir conditions and is in communication with an underlying oil zone. Solution gas is gas dissolved in oil at initial reservoir conditions. Gas quantities estimated herein include both associated and nonassociated gas.

At the request of Epsilon, liquid reserves estimated herein were converted to gas equivalent using an energy equivalent factor of 1 barrel of liquids per 6,000 cubic feet of gas equivalent.

Primary Economic Assumptions

Revenue values in this report were estimated using initial prices, expenses, and costs provided by Epsilon. Future prices were estimated using guidelines established by the SEC and the Financial Accounting Standards Board (FASB). The following economic assumptions were used for estimating the revenue values reported herein:

Oil, Condensate, and NGL Prices

Epsilon has represented that the oil, condensate, and NGL prices were based on a reference price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period, unless prices are defined by contractual agreements. Epsilon supplied differentials to a West Texas Intermediate price of $76.32 per barrel and the prices were held constant thereafter. The volume-weighted average prices attributable to the estimated proved reserves over the lives of the properties were $74.71 per barrel of oil and condensate and $28.20 per barrel of NGL.

Gas Prices

Epsilon has represented that the gas prices were based on a reference price, calculated as the unweighted arithmetic average of the first-day-of-the-month price for each month within the 12-month period prior to the end of the reporting period, unless prices are defined by contractual agreements. Epsilon supplied differentials to a Henry Hub price of $2.13 per million Btu and the prices were held constant thereafter. Btu factors provided by Epsilon were used to convert prices from dollars per million Btu to dollars per thousand cubic feet. The volume-weighted average price attributable to the estimated proved reserves over the lives of the properties was $1.528 per thousand cubic feet of gas.

Production Taxes and Impact Fees

For properties located in New Mexico, Oklahoma, Texas, and Alberta, Canada, production taxes were calculated using rates provided by Epsilon. For wells located in Pennsylvania, and in accordance with state law, an annual impact fee is assessed over the course of the first 15 years of production after the well is drilled. The amount of the annual fee imposed is adjusted annually on a sliding scale based on the average price of gas for each given year. For wells located in Alberta, Canada, production taxes were calculated using rates provided by Epsilon.

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

Royalties

Properties evaluated herein that are located in Alberta, Canada are subject to applicable royalties under the Modernized Royalty Framework, effective January 1, 2017.

Operating Expenses, Capital Costs, and Abandonment Costs

Estimates of operating expenses and future capital expenditures, provided by Epsilon and based on existing economic conditions, were held constant for the lives of the properties. In certain cases, future expenditures, either higher or lower than current expenditures, may have been used because of anticipated changes in operating conditions, but no general escalation that might result from inflation was applied. Abandonment costs, which are those costs associated with the removal of equipment, plugging of wells, and reclamation and restoration associated with the abandonment, were provided by Epsilon and were not adjusted for inflation. At the request of Epsilon, abandonment costs and any associated negative future net revenue have been included herein for those proved developed properties for which reserves were estimated to be zero. Operating expenses, capital costs, and abandonment costs were considered, as appropriate, in determining the economic viability of the undeveloped reserves estimated herein.

In our opinion, the information relating to estimated proved reserves, estimated future net revenue from proved reserves, and present worth of estimated future net revenue from proved reserves of oil, condensate, NGL, and gas contained in this report has been prepared in accordance with Paragraphs 932-235-50-4, 932-235-50-6, 932-235-50-7, 932-235-50-9, 932-235-50-30, and 932-235-50-31(a), (b), and (e) of the Accounting Standards Update 932-235-50, Extractive Industries – Oil and Gas (Topic 932): Oil and Gas Reserve Estimation and Disclosures (January 2010) of the FASB and Rules 4–10(a) (1)–(32) of Regulation S–X and Rules 302(b), 1201, 1202(a) (1), (2), (3), (4), (8), and 1203(a) of Regulation S–K of the SEC; provided, however, that (i) future income tax expenses have not been taken into account in estimating the future net revenue and present worth values set forth herein and (ii) estimates of the proved developed and proved undeveloped reserves are not presented at the beginning of the year.

To the extent the above-enumerated rules, regulations, and statements require determinations of an accounting or legal nature, we, as engineers, are necessarily unable to express an opinion as to whether the above-described information is in accordance therewith or sufficient therefor.

Summary of Conclusions

DeGolyer and MacNaughton has performed an independent evaluation of the extent and value of the estimated net proved oil, condensate, NGL, and gas reserves of certain properties in which Epsilon has represented it holds an interest. The estimated net proved reserves, as of December 31, 2024, of the properties evaluated herein were based on the definition of proved reserves of the SEC and are summarized as follows, expressed in thousands of barrels (Mbbl), millions of cubic feet (MMcf), and millions of cubic feet of gas equivalent (MMcfe):

	Estimated by DeGolyer and MacNaughton
	Net Proved Reserves
	as of December 31, 2024
	Oil and		Sales	Gas
	Condensate	NGL	Gas	Equivalent
	(Mbbl)	(Mbbl)	(MMcf)	(MMcfe)

Proved Developed	847	490	56,851	64,872
Proved Undeveloped	725	387	12,550	19,225

Total Proved	1,572	877	69,401	84,097

Note:	Liquid reserves estimated herein were converted to gas equivalent using an energy equivalent factor of 1 barrel of liquids per 6,000 cubic feet of gas equivalent.

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

The estimated future revenue to be derived from the production and sale of the net proved reserves, as of December 31, 2024, of the properties evaluated using the guidelines established by the SEC is summarized as follows, expressed in thousands of dollars (M$):

	Proved	Total
	Developed	Proved
	(M$)	(M$)

Future Gross Revenue	164,016	248,266
Production Taxes and Impact Fees	7,077	12,893
Operating Expenses	71,702	96,177
Capital Costs	0	23,133
Abandonment Costs	7,956	8,329
Future Net Revenue	77,281	107,734
Present Worth at 10 Percent	50,591	62,310

Note:	Future income taxes have not been taken into account in the preparation of these estimates.

While the oil and gas industry may be subject to regulatory changes from time to time that could affect an industry participant’s ability to recover its reserves, we are not aware of any such governmental actions which would restrict the recovery of the December 31, 2024, estimated reserves.

DeGolyer and MacNaughton is an independent petroleum engineering consulting firm that has been providing petroleum consulting services throughout the world since 1936. DeGolyer and MacNaughton does not have any financial interest, including stock ownership, in Epsilon. Our fees were not contingent on the results of our evaluation. This report has been prepared at the request of Epsilon. DeGolyer and MacNaughton has used all assumptions, procedures, data, and methods that it considers necessary to prepare this report.

Submitted,
/s/ DeGolyer and MacNaughton
DeGOLYER and MacNAUGHTON
Texas Registered Engineering Firm F-716

/s/ Dilhan Ilk
Dilhan Ilk, P.E.
Executive Vice President
DeGolyer and MacNaughton

DeGolyer and MacNaughton

5001 Spring Valley Road

Suite 800 East

Dallas, Texas 75244

CERTIFICATE of QUALIFICATION

I, Dilhan Ilk, Petroleum Engineer with DeGolyer and MacNaughton, 5001 Spring Valley Road, Suite 800 East, Dallas, Texas, 75244 U.S.A., hereby certify:

1.

That I am an Executive Vice President with DeGolyer and MacNaughton, which firm did prepare this report of third party addressed to Epsilon dated January 23, 2025, and that I, as Executive Vice President, was responsible for the preparation of this report of third party.

2.

That I attended Istanbul Technical University, and that I graduated with a Bachelor of Science degree in Petroleum Engineering in the year 2003, a Master of Science degree in Petroleum Engineering from Texas A&M University in 2005, and a Doctor of Philosophy degree in Petroleum Engineering from Texas A&M University in 2010; that I am a Registered Professional Engineer in the State of Texas; that I am a member of the Society of Petroleum Engineers; and that I have in excess of 14 years of experience in oil and gas reservoir studies and reserves evaluations.

/s/ Dilhan Ilk
Dilhan Ilk, P.E.
Executive Vice President
DeGolyer and MacNaughton

Annex D

CAWLEY, GILLESPIE & ASSOCIATES, INC.

PETROLEUM CONSULTANTS

6500 RIVER PLACE BLVD, SUITE 3-200	306 WEST SEVENTH STREET, SUITE 302	1000 LOUISIANA STREET, SUITE 1900
AUSTIN, TEXAS 78730	FORT WORTH, TEXAS 76102	HOUSTON, TEXAS 77002
512-249-7000	817- 336-2461	713-651-9944
www.cgaus.com

February 11, 2025

Mr. Jack E. Vaughn
Peak Exploration & Production, LLC
383 Inverness Parkway, Suite 470
Englewood, Colorado 80112
	Re:	Evaluation Summary – SEC Pricing
Peak Exploration & Production, LLC Interests
Campbell, Converse & Johnson Counties, Wyoming
Proved Reserves
As of December 31, 2024

Dear Mr. Vaughn:

As requested, we are submitting our estimates of proved reserves and our forecasts of the resulting economics attributable to the Peak Exploration & Production, LLC interests in properties located in various counties in Wyoming. It is our understanding that the proved reserves estimated in this report constitute 100 percent of all proved reserves owned by Peak Exploration & Production, LLC.

This report, completed on February 11, 2025, utilized an effective date of December 31, 2024 and was prepared using constant prices and costs and conforms to Item 1202(a)(8) of Regulation S-K and the other rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). This report has been prepared for use in filings with the SEC. In our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

Composite reserve estimates and economic forecasts for the reserves are summarized below:

			Proved
		Proved	Developed
		Developed	Non-	Proved	Total
Net Reserves		Producing	Producing	Undeveloped	Proved
Oil	– Mbbl	3,562.4	0.0	1,571.0	5,133.4
Gas	– MMcf	18,283.1	0.0	13,751.1	32,034.2
Revenue
Oil	– M$	261,898.8	0.0	115,909.0	377,807.7
Gas	– M$	36,200.6	0.0	27,227.2	63,427.8
Severance Taxes	– M$	18,035.0	0.0	8,659.7	26,694.8
Ad Valorem Taxes	– M$	17,523.1	0.0	8,380.4	25,903.6
Operating Expenses	– M$	104,314.6	0.0	25,674.2	129,988.8
Other Deductions	– M$	21,929.5	0.0	4,420.8	26,350.3
Investments	– M$	4,166.3	0.0	51,002.5	55,168.8
Net Operating Income (BFIT)	– M$	132,130.8	0.0	44,998.5	177,129.3
Discounted at 10%	– M$	79,525.7	0.0	13,568.6	93,094.3

Evaluation Summary

As of December 31, 2024

In accordance with the SEC guidelines, the operating income (BFIT) has been discounted at an annual rate of 10% to determine its “present worth”. The discounted value shown above should not be construed to represent an estimate of the fair market value by Cawley, Gillespie & Associates, Inc.

The annual average Henry Hub spot market gas price of $2.130 per MMBtu and the annual average WTI Cushing spot oil price of $75.48 per barrel were used in this report. In accordance with the Securities and Exchange Commission guidelines, these prices are determined as an unweighted arithmetic average of the first-day-of-the-month price for 12 months prior to the effective date of the evaluation. Oil and gas prices were held constant and were adjusted for each property based on historical differentials. Deductions were applied to the net gas volumes for fuel and shrinkage. The adjusted volume-weighted average product prices over the life of the properties are $73.60 per barrel of oil and $1.98 per Mcf of gas.

Operating expenses and investments were supplied by Peak Exploration & Production, LLC and reviewed for reasonableness. Investments include capital costs for both future development and abandonment. “Other deductions” are variable expenses that are a function of oil, gas and water volumes. Severance taxes were forecast based on published rates. Ad valorem tax rates were scheduled by county based on historical data. Neither expenses nor investments were escalated.

The proved reserves classifications conform to criteria of the SEC. The estimates of reserves in this report have been prepared in accordance with the definitions and disclosure guidelines set forth in the SEC Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting, rather than engineering and geoscience. Therefore, the possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered.

The reserves were estimated using a combination of the production performance and analogy methods, in each case as we considered to be appropriate and necessary to establish the conclusions set forth herein. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates were based on interpretations of factual data furnished by Peak Exploration & Production, LLC. Ownership interests were supplied by Peak Exploration & Production, LLC and were accepted as furnished. To some extent, information from public records has been used to check and/or supplement these data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data.

Cawley, Gillespie & Associates, Inc. is independent with respect to Peak Exploration & Production, LLC as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers (“SPE Standards”). Neither Cawley, Gillespie & Associates, Inc. nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future production rates for the subject properties.

Evaluation Summary

As of December 31, 2024

Our work papers and related data are available for inspection and review by authorized parties.

Respectfully submitted,

/s/ J. Zane Meekins, P.E.
J. Zane Meekins, P.E.
Executive Vice President

CAWLEY, GILLESPIE & ASSOCIATES, INC.
Texas Registered Engineering Firm F-693

Annex E

CAWLEY, GILLESPIE & ASSOCIATES, INC.

petroleum consultants

6500 RIVER PLACE BLVD, SUITE 3-200	306 WEST SEVENTH STREET, SUITE 302	1000 LOUISIANA STREET, SUITE 1900
AUSTIN, TEXAS 78730	FORT WORTH, TEXAS 76102	HOUSTON, TEXAS 77002
512-249-7000	817- 336-2461	713-651-9944
www.cgaus.com

February 11, 2025

Mr. Jack E. Vaughn
Peak BLM Lease LLC
383 Inverness Parkway, Suite 470
Englewood, Colorado 80112
	Re:	Evaluation Summary – SEC Pricing
Peak Powder River Acquisitions, LLC Interests
Campbell, Converse & Johnson Counties, Wyoming
Proved Reserves
As of December 31, 2024

Dear Mr. Vaughn:

As requested, we are submitting our estimates of proved reserves and our forecasts of the resulting economics attributable to the Peak Powder River Acquisitions, LLC interests in properties located in various counties in Wyoming. Peak Powder River Acquisitions, LLC is a wholly-owned subsidiary of Peak BLM Lease LLC. It is our understanding that the proved reserves estimated in this report constitute 100 percent of all proved reserves owned by Peak Powder River Acquisitions, LLC.

This report, completed on February 11, 2025, utilized an effective date of December 31, 2024 and was prepared using constant prices and costs and conforms to Item 1202(a)(8) of Regulation S-K and the other rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). This report has been prepared for use in filings with the SEC. In our opinion the assumptions, data, methods, and procedures used in the preparation of this report are appropriate for such purpose.

Composite reserve estimates and economic forecasts for the reserves are summarized below:

		Proved
		Developed	Proved	Total
		Producing	Undeveloped	Proved
Net Reserves
Oil	– Mbbl	274.1	201.8	475.8
Gas	– MMcf	2,075.3	945.2	3,020.5
Revenue
Oil	– M$	20,134.5	14,885.9	35,020.4
Gas	– M$	4,109.1	1,871.4	5,980.5
Severance Taxes	– M$	1,466.7	1,013.8	2,480.6
Ad Valorem Taxes	– M$	1,366.1	981.1	2,347.3
Operating Expenses	– M$	8,303.6	2,787.4	11,091.0
Other Deductions	– M$	1,628.2	429.4	2,057.6
Investments	– M$	120.2	4,513.4	4,633.6
Net Operating Income (BFIT)	– M$	11,358.7	7,032.2	18,390.8
Discounted at 10%	– M$	7,360.1	2,180.3	9,540.4

Evaluation Summary

As of December 31, 2024

In accordance with the SEC guidelines, the operating income (BFIT) has been discounted at an annual rate of 10% to determine its “present worth”. The discounted value shown above should not be construed to represent an estimate of the fair market value by Cawley, Gillespie & Associates, Inc.

The annual average Henry Hub spot market gas price of $2.130 per MMBtu and the annual average WTI Cushing spot oil price of $75.48 per barrel were used in this report. In accordance with the Securities and Exchange Commission guidelines, these prices are determined as an unweighted arithmetic average of the first-day-of-the-month price for 12 months prior to the effective date of the evaluation. Oil and gas prices were held constant and were adjusted for each property based on historical differentials. Deductions were applied to the net gas volumes for fuel and shrinkage. The adjusted volume-weighted average product prices over the life of the properties are $73.60 per barrel of oil and $1.98 per Mcf of gas.

Operating expenses and investments were supplied by Peak Powder River Acquisitions, LLC and reviewed for reasonableness. Investments include capital costs for both future development and abandonment. “Other deductions” are variable expenses that are a function of oil, gas and water volumes. Severance taxes were forecast based on published rates. Ad valorem tax rates were scheduled by county based on historical data. Neither expenses nor investments were escalated.

The proved reserves classifications conform to criteria of the SEC. The estimates of reserves in this report have been prepared in accordance with the definitions and disclosure guidelines set forth in the SEC Title 17, Code of Federal Regulations, Modernization of Oil and Gas Reporting, Final Rule released January 14, 2009 in the Federal Register (SEC regulations). The reserves and economics are predicated on the regulatory agency classifications, rules, policies, laws, taxes and royalties in effect on the effective date except as noted herein. In evaluating the information at our disposal concerning this report, we have excluded from our consideration all matters as to which the controlling interpretation may be legal or accounting, rather than engineering and geoscience. Therefore, the possible effects of changes in legislation or other Federal or State restrictive actions have not been considered. An on-site field inspection of the properties has not been performed. The mechanical operation or conditions of the wells and their related facilities have not been examined nor have the wells been tested by Cawley, Gillespie & Associates, Inc. Possible environmental liability related to the properties has not been investigated nor considered.

The reserves were estimated using a combination of the production performance and analogy methods, in each case as we considered to be appropriate and necessary to establish the conclusions set forth herein. All reserve estimates represent our best judgment based on data available at the time of preparation and assumptions as to future economic and regulatory conditions. It should be realized that the reserves actually recovered, the revenue derived therefrom and the actual cost incurred could be more or less than the estimated amounts.

The reserve estimates were based on interpretations of factual data furnished by Peak Powder River Acquisitions, LLC. Ownership interests were supplied by Peak Powder River Acquisitions, LLC and were accepted as furnished. To some extent, information from public records has been used to check and/or supplement these data. The basic engineering and geological data were utilized subject to third party reservations and qualifications. Nothing has come to our attention, however, that would cause us to believe that we are not justified in relying on such data. An on-site inspection of these properties has not been made nor have the wells been tested by Cawley, Gillespie & Associates, Inc.

Cawley, Gillespie & Associates, Inc. is independent with respect to Peak Powder River Acquisitions, LLC as provided in the Standards Pertaining to the Estimating and Auditing of Oil and Gas Reserve Information promulgated by the Society of Petroleum Engineers (“SPE Standards”). Neither Cawley, Gillespie & Associates, Inc. nor any of its employees has any interest in the subject properties. Neither the employment to make this study nor the compensation is contingent on the results of our work or the future production rates for the subject properties.

Evaluation Summary

As of December 31, 2024

Our work papers and related data are available for inspection and review by authorized parties.

Respectfully submitted,

/s/ J. Zane Meekins, P.E.
J. Zane Meekins, P.E.
Executive Vice President

CAWLEY, GILLESPIE & ASSOCIATES, INC.
Texas Registered Engineering Firm F-693

Annex F

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Oil	Fixed Price Swap	C-3281177	02/06/23	01/01/25	1Q'25	31	840	26,040	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-228032	09/27/23	01/01/25	1Q'25	31	36	1,116	$79.35	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	01/01/25	1Q'25	31	56	1,722	$67.36	N/A	N/A
Oil	Costless Collar	C-251488	12/21/23	01/01/25	1Q'25	31	29	899	N/A	$64.50	$74.50
Oil	Costless Collar	C-320045	09/04/24	01/01/25	1Q'25	31	13	406	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	02/01/25	1Q'25	28	720	20,160	$65.20	N/A	N/A
Oil	Costless Collar	C-3296356	03/31/23	02/01/25	1Q'25	28	123	3,444	N/A	$61.50	$71.00
Oil	Fixed Price Swap	C-249089	12/11/23	02/01/25	1Q'25	28	59	1,640	$67.36	N/A	N/A
Oil	Costless Collar	C-251488	12/21/23	02/01/25	1Q'25	28	44	1,232	N/A	$64.50	$74.50
Oil	Costless Collar	C-320045	09/04/24	02/01/25	1Q'25	28	13	352	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	03/01/25	1Q'25	31	709	21,979	$65.20	N/A	N/A
Oil	Costless Collar	C-3296356	03/31/23	03/01/25	1Q'25	31	124	3,844	N/A	$61.50	$71.00
Oil	Fixed Price Swap	C-249089	12/11/23	03/01/25	1Q'25	31	50	1,565	$67.36	N/A	N/A
Oil	Costless Collar	C-251488	12/21/23	03/01/25	1Q'25	31	48	1,488	N/A	$64.50	$74.50
Oil	Costless Collar	C-320045	09/04/24	03/01/25	1Q'25	31	10	312	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	04/01/25	2Q'25	30	702	21,060	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202814	06/21/23	04/01/25	2Q'25	30	150	4,500	$65.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	04/01/25	2Q'25	30	50	1,498	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	04/01/25	2Q'25	30	9	280	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374171	03/28/25	04/01/25	2Q'25	30	29	870	$67.70	N/A	N/A
Oil	Fixed Price Swap	C-3281177	02/06/23	05/01/25	2Q'25	31	694	21,514	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202814	06/21/23	05/01/25	2Q'25	31	150	4,650	$65.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	05/01/25	2Q'25	31	46	1,437	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	05/01/25	2Q'25	31	8	256	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374171	03/28/25	05/01/25	2Q'25	31	25	775	$67.70	N/A	N/A
Oil	Fixed Price Swap	C-3281177	02/06/23	06/01/25	2Q'25	30	687	20,610	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202814	06/21/23	06/01/25	2Q'25	30	150	4,500	$65.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	06/01/25	2Q'25	30	46	1,381	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	06/01/25	2Q'25	30	8	235	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	07/01/25	3Q'25	31	680	21,080	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202815	06/21/23	07/01/25	3Q'25	31	25	775	$64.30	N/A	N/A
Oil	Fixed Price Swap	C-228033	09/27/23	07/01/25	3Q'25	31	114	3,534	$74.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	07/01/25	3Q'25	31	43	1,330	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	07/01/25	3Q'25	31	7	218	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374171	03/28/25	07/01/25	3Q'25	31	26	806	$67.70	N/A	N/A
Oil	Fixed Price Swap	C-3281177	02/06/23	08/01/25	3Q'25	31	673	20,863	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202815	06/21/23	08/01/25	3Q'25	31	25	775	$64.30	N/A	N/A
Oil	Fixed Price Swap	C-228033	09/27/23	08/01/25	3Q'25	31	112	3,472	$74.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	08/01/25	3Q'25	31	41	1,283	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	08/01/25	3Q'25	31	7	204	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	09/01/25	3Q'25	30	667	20,010	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202815	06/21/23	09/01/25	3Q'25	30	25	750	$64.30	N/A	N/A
Oil	Fixed Price Swap	C-228033	09/27/23	09/01/25	3Q'25	30	110	3,300	$74.00	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	09/01/25	3Q'25	30	41	1,240	$67.36	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	09/01/25	4Q'24	30	6	192	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	10/01/25	4Q'25	31	660	20,460	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202819	06/21/23	10/01/25	4Q'25	31	25	775	$63.65	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	10/01/25	4Q'25	31	39	1,199	$67.36	N/A	N/A
Oil	Costless Collar	C-251490	12/21/23	10/01/25	4Q'25	31	126	3,906	N/A	$62.00	$71.85
Oil	Costless Collar	C-320045	09/04/24	10/01/25	4Q'25	31	6	181	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	11/01/25	4Q'25	30	654	19,620	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202819	06/21/23	11/01/25	4Q'25	30	25	750	$63.65	N/A	N/A

F-1

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Oil	Fixed Price Swap	C-249089	12/11/23	11/01/25	4Q'25	30	39	1,162	$67.36	N/A	N/A
Oil	Costless Collar	C-251490	12/21/23	11/01/25	4Q'25	30	122	3,660	N/A	$62.00	$71.85
Oil	Costless Collar	C-320045	09/04/24	11/01/25	4Q'25	30	6	171	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281177	02/06/23	12/01/25	4Q'25	31	646	20,026	$65.20	N/A	N/A
Oil	Fixed Price Swap	C-202819	06/21/23	12/01/25	4Q'25	31	25	775	$63.65	N/A	N/A
Oil	Fixed Price Swap	C-249089	12/11/23	12/01/25	4Q'25	31	36	1,127	$67.36	N/A	N/A
Oil	Costless Collar	C-251490	12/21/23	12/01/25	4Q'25	31	123	3,813	N/A	$62.00	$71.85
Oil	Costless Collar	C-320045	09/04/24	12/01/25	4Q'25	31	5	163	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-3281178	02/06/23	01/01/26	1Q'26	31	638	19,778	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202820	06/21/23	01/01/26	1Q'26	31	25	775	$62.91	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	01/01/26	1Q'26	31	35	1,094	$64.65	N/A	N/A
Oil	Costless Collar	C-279827	03/28/24	01/01/26	1Q'26	31	70	2,170	N/A	$64.00	$74.00
Oil	Costless Collar	C-320045	09/04/24	01/01/26	1Q'26	31	5	155	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374173	03/28/25	01/01/26	1Q'26	31	53	1,643	$64.10	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	02/01/26	1Q'26	28	340	9,520	$61.95	N/A	N/A
Oil	Costless Collar	C-3296359	03/31/23	02/01/26	1Q'26	28	306	8,568	N/A	$58.50	$68.00
Oil	Fixed Price Swap	C-202820	06/21/23	02/01/26	1Q'26	28	25	700	$62.91	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	02/01/26	1Q'26	28	38	1,063	$64.65	N/A	N/A
Oil	Costless Collar	C-279827	03/28/24	02/01/26	1Q'26	28	51	1,428	N/A	$64.00	$74.00
Oil	Costless Collar	C-320045	09/04/24	02/01/26	1Q'26	28	5	148	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374173	03/28/25	02/01/26	1Q'26	28	51	1,428	$64.10	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	03/01/26	1Q'26	31	337	10,447	$61.95	N/A	N/A
Oil	Costless Collar	C-3296359	03/31/23	03/01/26	1Q'26	31	304	9,424	N/A	$58.50	$68.00
Oil	Fixed Price Swap	C-202820	06/21/23	03/01/26	1Q'26	31	25	775	$62.91	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	03/01/26	1Q'26	31	33	1,035	$64.65	N/A	N/A
Oil	Costless Collar	C-279827	03/28/24	03/01/26	1Q'26	31	52	1,612	N/A	$64.00	$74.00
Oil	Costless Collar	C-320045	09/04/24	03/01/26	1Q'26	31	5	142	N/A	$60.00	$70.10
Oil	Fixed Price Swap	C-374173	03/28/25	03/01/26	1Q'26	31	51	1,581	$64.10	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	04/01/26	2Q'26	30	334	10,020	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202822	06/21/23	04/01/26	2Q'26	30	325	9,750	$62.38	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	04/01/26	2Q'26	30	34	1,008	$64.65	N/A	N/A
Oil	Fixed Price Swap	C-300477	06/26/24	04/01/26	2Q'26	30	30	900	$69.90	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	04/01/26	2Q'26	30	5	137	N/A	$60.00	$70.10
Oil	Costless Collar	C-389920	06/17/25	04/01/26	2Q'26	30	52	1,560	N/A	$59.75	$70.00
Oil	Fixed Price Swap	C-3281178	02/06/23	05/01/26	2Q'26	31	331	10,261	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202822	06/21/23	05/01/26	2Q'26	31	325	10,075	$62.38	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	05/01/26	2Q'26	31	32	982	$64.65	N/A	N/A
Oil	Fixed Price Swap	C-300477	06/26/24	05/01/26	2Q'26	31	29	900	$69.90	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	05/01/26	2Q'26	31	4	131	N/A	$60.00	$70.10
Oil	Costless Collar	C-389920	06/17/25	05/01/26	2Q'26	31	49	1,519	N/A	$59.75	$70.00
Oil	Fixed Price Swap	C-3281178	02/06/23	06/01/26	2Q'26	30	328	9,840	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202822	06/21/23	06/01/26	2Q'26	30	325	9,750	$62.38	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	06/01/26	2Q'26	30	32	958	$64.65	N/A	N/A
Oil	Fixed Price Swap	C-300477	06/26/24	06/01/26	2Q'26	30	30	900	$69.90	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	06/01/26	2Q'26	30	4	127	N/A	$60.00	$70.10
OIl	Fixed Price Swap	C-346684	12/11/24	06/01/26	2Q'26	30	41	1,230	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	07/01/26	3Q'26	31	325	10,075	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202825	06/21/23	07/01/26	3Q'26	31	35	1,085	$61.73	N/A	N/A
Oil	Fixed Price Swap	C-228034	09/27/23	07/01/26	3Q'26	31	273	8,463	$69.88	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	07/01/26	3Q'26	31	30	935	$64.65	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	07/01/26	3Q'26	31	4	122	N/A	$60.00	$70.10
OIl	Fixed Price Swap	C-346684	12/11/24	07/01/26	3Q'26	31	52	1,612	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	08/01/26	3Q'26	31	323	10,013	$61.95	N/A	N/A

F-2

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Oil	Fixed Price Swap	C-202825	06/21/23	08/01/26	3Q'26	31	35	1,085	$61.73	N/A	N/A
Oil	Fixed Price Swap	C-228034	09/27/23	08/01/26	3Q'26	31	270	8,370	$69.88	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	08/01/26	3Q'26	31	29	914	$64.65	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	08/01/26	3Q'26	31	4	118	N/A	$60.00	$70.10
OIl	Fixed Price Swap	C-346684	12/11/24	08/01/26	3Q'26	31	51	1,581	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	09/01/26	3Q'26	30	320	9,600	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-202825	06/21/23	09/01/26	3Q'26	30	35	1,050	$61.73	N/A	N/A
Oil	Fixed Price Swap	C-228034	09/27/23	09/01/26	3Q'26	30	267	8,010	$69.88	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	09/01/26	3Q'26	30	30	893	$64.65	N/A	N/A
Oil	Costless Collar	C-320045	09/04/24	09/01/26	3Q'26	30	4	115	N/A	$60.00	$70.10
OIl	Fixed Price Swap	C-346684	12/11/24	09/01/26	3Q'26	30	50	1,500	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	10/01/26	4Q'26	31	317	9,827	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	10/01/26	4Q'26	31	28	874	$64.65	N/A	N/A
Oil	Costless Collar	C-251492	12/21/23	10/01/26	4Q'26	31	305	9,455	N/A	$59.00	$69.00
OIl	Fixed Price Swap	C-346684	12/11/24	10/01/26	4Q'26	31	49	1,519	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	11/01/26	4Q'26	30	315	9,450	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	11/01/26	4Q'26	30	29	855	$64.65	N/A	N/A
Oil	Costless Collar	C-251492	12/21/23	11/01/26	4Q'26	30	301	9,030	N/A	$59.00	$69.00
OIl	Fixed Price Swap	C-346684	12/11/24	11/01/26	4Q'26	30	48	1,440	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	12/01/26	4Q'26	31	312	9,672	$61.95	N/A	N/A
Oil	Fixed Price Swap	C-249090	12/11/23	12/01/26	4Q'26	31	27	837	$64.65	N/A	N/A
Oil	Costless Collar	C-251492	12/21/23	12/01/26	4Q'26	31	299	9,269	N/A	$59.00	$69.00
OIl	Fixed Price Swap	C-346684	12/11/24	12/01/26	4Q'26	31	49	1,519	$64.55	N/A	N/A
Oil	Fixed Price Swap	C-3281178	02/06/23	01/01/27	1Q'27	31	310	9,610	$61.95	N/A	N/A
Oil	Costless Collar	C-251492	12/21/23	01/01/27	1Q'27	31	31	961	N/A	$59.00	$69.00
Oil	Costless Collar	C-279828	03/28/24	01/01/27	1Q'27	31	249	7,719	N/A	$60.50	$71.00
Oil	Fixed Price Swap	C-374174	03/28/25	01/01/27	1Q'27	31	94	2,914	$62.50	N/A	N/A
Oil	Fixed Price Swap	C-3296362	03/31/23	02/01/27	1Q'27	28	157	4,396	$60.50	N/A	N/A
Oil	Costless Collar	C-3296360	03/31/23	02/01/27	1Q'27	28	157	4,396	N/A	$56.00	$65.60
Oil	Costless Collar	C-279828	03/28/24	02/01/27	1Q'27	28	271	7,588	N/A	$60.50	$71.00
Oil	Fixed Price Swap	C-374174	03/28/25	02/01/27	1Q'27	28	92	2,576	$62.50	N/A	N/A
Oil	Fixed Price Swap	C-3296362	03/31/23	03/01/27	1Q'27	31	156	4,836	$60.50	N/A	N/A
Oil	Costless Collar	C-3296360	03/31/23	03/01/27	1Q'27	31	156	4,836	N/A	$56.00	$65.60
Oil	Costless Collar	C-279828	03/28/24	03/01/27	1Q'27	31	268	8,308	N/A	$60.50	$71.00
Oil	Fixed Price Swap	C-374174	03/28/25	03/01/27	1Q'27	31	91	2,821	$62.50	N/A	N/A
Oil	Fixed Price Swap	C-202827	06/21/23	04/01/27	2Q'27	30	163	4,875	$60.15	N/A	N/A
Oil	Costless Collar	C-202829	06/21/23	04/01/27	2Q'27	30	163	4,875	N/A	$55.00	$65.00
Oil	Fixed Price Swap	C-300478	06/26/24	04/01/27	2Q'27	30	235	7,050	$67.05	N/A	N/A
Oil	Costless Collar	C-389923	06/17/25	04/01/27	2Q'27	30	90	2,700	N/A	$57.75	$68.00
Oil	Fixed Price Swap	C-202827	06/21/23	05/01/27	2Q'27	31	163	5,038	$60.15	N/A	N/A
Oil	Costless Collar	C-202829	06/21/23	05/01/27	2Q'27	31	163	5,038	N/A	$55.00	$65.00
Oil	Fixed Price Swap	C-300478	06/26/24	05/01/27	2Q'27	31	235	7,285	$67.05	N/A	N/A
Oil	Costless Collar	C-389923	06/17/25	05/01/27	2Q'27	31	84	2,604	N/A	$57.75	$68.00
Oil	Fixed Price Swap	C-202827	06/21/23	06/01/27	2Q'27	30	163	4,875	$60.15	N/A	N/A
Oil	Costless Collar	C-202829	06/21/23	06/01/27	2Q'27	30	163	4,875	N/A	$55.00	$65.00
Oil	Fixed Price Swap	C-300478	06/26/24	06/01/27	2Q'27	30	235	7,050	$67.05	N/A	N/A
Oil	Costless Collar	C-389923	06/17/25	06/01/27	2Q'27	30	79	2,370	N/A	$57.75	$68.00
Oil	Fixed Price Swap	C-228035	09/27/23	07/01/27	3Q'27	31	309	9,579	$66.54	N/A	N/A
Oil	Costless Collar	C-346685	12/11/24	07/01/27	3Q'27	31	252	7,812	N/A	$57.50	$67.75
Oil	Fixed Price Swap	C-228035	09/27/23	08/01/27	3Q'27	31	307	9,517	$66.54	N/A	N/A
Oil	Costless Collar	C-346685	12/11/24	08/01/27	3Q'27	31	250	7,750	N/A	$57.50	$67.75
Oil	Fixed Price Swap	C-228035	09/27/23	09/01/27	3Q'27	30	304	9,120	$66.54	N/A	N/A
Oil	Costless Collar	C-346685	12/11/24	09/01/27	3Q'27	30	248	7,440	N/A	$57.50	$67.75

F-3

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Oil	Fixed Price Swap	C-251493	12/21/23	10/01/27	4Q'27	31	158	4,898	$62.50	N/A	N/A
Oil	Costless Collar	C-251494	12/21/23	10/01/27	4Q'27	31	158	4,898	N/A	$57.00	$67.25
Oil	Costless Collar	C-346685	12/11/24	10/01/27	4Q'27	31	232	7,192	N/A	$57.50	$67.75
Oil	Fixed Price Swap	C-251493	12/21/23	11/01/27	4Q'27	30	157	4,710	$62.50	N/A	N/A
Oil	Costless Collar	C-251494	12/21/23	11/01/27	4Q'27	30	157	4,710	N/A	$57.00	$67.25
Oil	Costless Collar	C-346685	12/11/24	11/01/27	4Q'27	30	230	6,900	N/A	$57.50	$67.75
Oil	Fixed Price Swap	C-251493	12/21/23	12/01/27	4Q'27	31	156	4,836	$62.50	N/A	N/A
Oil	Costless Collar	C-251494	12/21/23	12/01/27	4Q'27	31	156	4,836	N/A	$57.00	$67.25
Oil	Costless Collar	C-346685	12/11/24	12/01/27	4Q'27	31	228	7,068	N/A	$57.50	$67.75
Oil	Fixed Price Swap	C-279834	03/28/24	01/01/28	1Q'28	31	144	4,464	$64.40	N/A	N/A
Oil	Costless Collar	C-279829	03/28/24	01/01/28	1Q'28	31	144	4,464	N/A	$58.50	$69.00
Oil	Fixed Price Swap	C-374176	03/28/25	01/01/28	1Q'28	31	124	3,844	$61.70	N/A	N/A
Oil	Costless Collar	C-374177	03/28/25	01/01/28	1Q'28	31	124	3,844	N/A	$56.50	$66.75
Gas	Fixed Price Swap	C-3281173	02/06/23	01/01/25	1Q'25	31	2,509	77,779	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	01/01/25	1Q'25	31	247	7,657	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	01/01/25	1Q'25	31	100	3,100	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	01/01/25	1Q'25	31	58	1,798	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	01/01/25	1Q'25	31	132	4,082	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	01/01/25	1Q'25	31	257	7,967	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	01/01/25	1Q'25	31	196	6,087	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-3281173	02/06/23	02/01/25	1Q'25	28	2,142	59,976	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	02/01/25	1Q'25	28	576	16,128	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	02/01/25	1Q'25	28	100	2,800	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	02/01/25	1Q'25	28	57	1,596	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	02/01/25	1Q'25	28	139	3,899	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	02/01/25	1Q'25	28	225	6,300	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	02/01/25	1Q'25	28	196	5,499	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-3281173	02/06/23	03/01/25	1Q'25	31	2,102	65,162	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	03/01/25	1Q'25	31	579	17,949	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	03/01/25	1Q'25	31	100	3,100	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	03/01/25	1Q'25	31	58	1,798	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	03/01/25	1Q'25	31	120	3,734	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	03/01/25	1Q'25	31	221	6,851	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	03/01/25	1Q'25	31	163	5,040	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-3281173	02/06/23	04/01/25	2Q'25	30	2,072	62,160	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	04/01/25	2Q'25	30	221	6,630	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	04/01/25	2Q'25	30	400	12,000	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	04/01/25	2Q'25	30	110	3,300	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	04/01/25	2Q'25	30	120	3,585	N/A	$2.450	$3.450
Gas	Costless Collar	C-300479	06/26/24	04/01/25	2Q'25	30	160	4,800	N/A	$2.650	$3.700
Gas	Costless Collar	C-320046	09/04/24	04/01/25	2Q'25	30	156	4,671	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-3281173	02/06/23	05/01/25	2Q'25	31	2,043	63,333	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	05/01/25	2Q'25	31	221	6,851	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	05/01/25	2Q'25	31	400	12,400	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	05/01/25	2Q'25	31	105	3,255	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	05/01/25	2Q'25	31	111	3,449	N/A	$2.450	$3.450
Gas	Costless Collar	C-300479	06/26/24	05/01/25	2Q'25	31	160	4,960	N/A	$2.650	$3.700
Gas	Costless Collar	C-320046	09/04/24	05/01/25	2Q'25	31	141	4,366	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374200	03/28/25	05/01/25	2Q'25	31	147	4,557	$4.065	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	06/01/25	2Q'25	30	2,015	60,450	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	06/01/25	2Q'25	30	221	6,630	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	06/01/25	2Q'25	30	400	12,000	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228038	09/27/23	06/01/25	2Q'25	30	99	2,970	$3.787	N/A	N/A

F-4

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Gas	Costless Collar	C-249091	12/11/23	06/01/25	2Q'25	30	111	3,325	N/A	$2.450	$3.450
Gas	Costless Collar	C-300479	06/26/24	06/01/25	2Q'25	30	160	4,800	N/A	$2.650	$3.700
Gas	Costless Collar	C-320046	09/04/24	06/01/25	2Q'25	30	137	4,108	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374200	03/28/25	06/01/25	2Q'25	30	118	3,540	$4.065	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	07/01/25	3Q'25	31	1,988	61,628	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	07/01/25	3Q'25	31	220	6,820	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	07/01/25	3Q'25	31	495	15,345	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	07/01/25	3Q'25	31	104	3,211	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	07/01/25	3Q'25	31	125	3,887	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	07/01/25	3Q'25	31	217	6,727	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	08/01/25	3Q'25	31	1,962	60,822	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	08/01/25	3Q'25	31	219	6,789	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	08/01/25	3Q'25	31	491	15,221	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	08/01/25	3Q'25	31	100	3,106	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	08/01/25	3Q'25	31	119	3,695	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	08/01/25	3Q'25	31	205	6,355	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	09/01/25	3Q'25	30	1,936	58,080	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	09/01/25	3Q'25	30	219	6,570	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	09/01/25	3Q'25	30	487	14,610	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	09/01/25	3Q'25	30	100	3,008	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	09/01/25	3Q'25	30	118	3,526	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	09/01/25	3Q'25	30	187	5,610	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	10/01/25	4Q'25	31	1,911	59,241	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	10/01/25	4Q'25	31	219	6,789	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	10/01/25	4Q'25	31	134	4,154	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	10/01/25	4Q'25	31	94	2,918	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	10/01/25	4Q'25	31	259	8,029	N/A	$3.450	$4.450
Gas	Costless Collar	C-320046	09/04/24	10/01/25	4Q'25	31	109	3,376	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	10/01/25	4Q'25	31	274	8,494	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	11/01/25	4Q'25	30	1,887	56,610	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	11/01/25	4Q'25	30	219	6,570	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	11/01/25	4Q'25	30	133	3,990	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	11/01/25	4Q'25	30	94	2,833	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	11/01/25	4Q'25	30	254	7,620	N/A	$3.450	$4.450
Gas	Costless Collar	C-320046	09/04/24	11/01/25	4Q'25	30	108	3,242	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	11/01/25	4Q'25	30	260	7,800	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	12/01/25	4Q'25	31	1,835	56,885	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	12/01/25	4Q'25	31	247	7,657	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228038	09/27/23	12/01/25	4Q'25	31	133	4,123	$3.787	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	12/01/25	4Q'25	31	89	2,754	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	12/01/25	4Q'25	31	254	7,874	N/A	$3.450	$4.450
Gas	Costless Collar	C-320046	09/04/24	12/01/25	4Q'25	31	101	3,121	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	12/01/25	4Q'25	31	254	7,874	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	01/01/26	1Q'26	31	1,811	56,141	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	01/01/26	1Q'26	31	248	7,688	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	01/01/26	1Q'26	31	75	2,325	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	01/01/26	1Q'26	31	58	1,798	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	01/01/26	1Q'26	31	86	2,680	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	01/01/26	1Q'26	31	271	8,401	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	01/01/26	1Q'26	31	97	3,011	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374202	03/28/25	01/01/26	1Q'26	31	250	7,750	$4.755	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	02/01/26	1Q'26	28	964	26,992	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	02/01/26	1Q'26	28	1,073	30,044	N/A	$3.450	$4.400

F-5

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Gas	Fixed Price Swap	C-202830	06/21/23	02/01/26	1Q'26	28	75	2,100	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	02/01/26	1Q'26	28	58	1,624	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	02/01/26	1Q'26	28	93	2,611	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	02/01/26	1Q'26	28	252	7,056	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	02/01/26	1Q'26	28	104	2,911	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374202	03/28/25	02/01/26	1Q'26	28	236	6,608	$4.755	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	03/01/26	1Q'26	31	952	29,512	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	03/01/26	1Q'26	31	1,063	32,953	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	03/01/26	1Q'26	31	75	2,325	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	03/01/26	1Q'26	31	58	1,798	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	03/01/26	1Q'26	31	82	2,546	N/A	$2.450	$3.450
Gas	Costless Collar	C-279835	03/28/24	03/01/26	1Q'26	31	252	7,812	N/A	$3.200	$4.300
Gas	Costless Collar	C-320046	09/04/24	03/01/26	1Q'26	31	91	2,820	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374202	03/28/25	03/01/26	1Q'26	31	243	7,533	$4.755	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	04/01/26	2Q'26	30	942	28,260	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	04/01/26	2Q'26	30	132	3,960	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	04/01/26	2Q'26	30	1,000	30,000	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	04/01/26	2Q'26	30	52	1,560	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	04/01/26	2Q'26	30	83	2,484	N/A	$2.450	$3.450
Gas	Costless Collar	C-300480	06/26/24	04/01/26	2Q'26	30	200	6,000	N/A	$2.900	$4.000
Gas	Costless Collar	C-320046	09/04/24	04/01/26	2Q'26	30	91	2,735	N/A	$2.650	$3.660
Gas	Fixed Price Swap	C-374202	03/28/25	04/01/26	2Q'26	30	104	3,120	$4.755	N/A	N/A
Gas	Fixed Price Swap	C-3281173	02/06/23	05/01/26	2Q'26	31	931	28,861	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	05/01/26	2Q'26	31	131	4,061	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	05/01/26	2Q'26	31	1,000	31,000	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	05/01/26	2Q'26	31	43	1,333	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	05/01/26	2Q'26	31	78	2,426	N/A	$2.450	$3.450
Gas	Costless Collar	C-300480	06/26/24	05/01/26	2Q'26	31	200	6,200	N/A	$2.900	$4.000
Gas	Costless Collar	C-320046	09/04/24	05/01/26	2Q'26	31	118	3,657	N/A	$2.650	$3.660
Gas	Costless Collar	C-389925	06/17/25	05/01/26	2Q'26	31	155	4,805	N/A	$3.600	$4.610
Gas	Fixed Price Swap	C-3281173	02/06/23	06/01/26	2Q'26	30	903	27,090	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	06/01/26	2Q'26	30	149	4,470	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	06/01/26	2Q'26	30	1,000	30,000	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-228039	09/27/23	06/01/26	2Q'26	30	33	990	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	06/01/26	2Q'26	30	79	2,371	N/A	$2.450	$3.450
Gas	Costless Collar	C-300480	06/26/24	06/01/26	2Q'26	30	200	6,000	N/A	$2.900	$4.000
Gas	Costless Collar	C-320046	09/04/24	06/01/26	2Q'26	30	86	2,585	N/A	$2.650	$3.660
Gas	Costless Collar	C-389925	06/17/25	06/01/26	2Q'26	30	170	5,100	N/A	$3.600	$4.610
Gas	Fixed Price Swap	C-3281173	02/06/23	07/01/26	3Q'26	31	894	27,714	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	07/01/26	3Q'26	31	147	4,557	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	07/01/26	3Q'26	31	1,024	31,744	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	07/01/26	3Q'26	31	75	2,319	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	07/01/26	3Q'26	31	81	2,517	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	07/01/26	3Q'26	31	277	8,587	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	08/01/26	3Q'26	31	884	27,404	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	08/01/26	3Q'26	31	147	4,557	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	08/01/26	3Q'26	31	1,015	31,465	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	08/01/26	3Q'26	31	73	2,270	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	08/01/26	3Q'26	31	79	2,454	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	08/01/26	3Q'26	31	271	8,401	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	09/01/26	3Q'26	30	875	26,250	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	09/01/26	3Q'26	30	146	4,380	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	09/01/26	3Q'26	30	1,006	30,180	$3.739	N/A	N/A

F-6

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Gas	Costless Collar	C-249091	12/11/23	09/01/26	3Q'26	30	74	2,222	N/A	$2.450	$3.450
Gas	Costless Collar	C-320046	09/04/24	09/01/26	3Q'26	30	80	2,395	N/A	$2.650	$3.660
Gas	Costless Collar	C-346686	12/11/24	09/01/26	3Q'26	30	261	7,830	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	10/01/26	4Q'26	31	866	26,846	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	10/01/26	4Q'26	31	145	4,495	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	10/01/26	4Q'26	31	70	2,170	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	10/01/26	4Q'26	31	70	2,178	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	10/01/26	4Q'26	31	851	26,381	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	10/01/26	4Q'26	31	413	12,803	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	11/01/26	4Q'26	30	857	25,710	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	11/01/26	4Q'26	30	144	4,320	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	11/01/26	4Q'26	30	71	2,130	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	11/01/26	4Q'26	30	71	2,135	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	11/01/26	4Q'26	30	841	25,230	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	11/01/26	4Q'26	30	405	12,150	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	12/01/26	4Q'26	31	848	26,288	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	12/01/26	4Q'26	31	144	4,464	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-228039	09/27/23	12/01/26	4Q'26	31	70	2,170	$3.739	N/A	N/A
Gas	Costless Collar	C-249091	12/11/23	12/01/26	4Q'26	31	68	2,094	N/A	$2.450	$3.450
Gas	Costless Collar	C-251495	12/21/23	12/01/26	4Q'26	31	836	25,916	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	12/01/26	4Q'26	31	399	12,369	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-3281173	02/06/23	01/01/27	1Q'27	31	840	26,040	$3.620	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	01/01/27	1Q'27	31	124	3,844	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	01/01/27	1Q'27	31	50	1,550	$3.510	N/A	N/A
Gas	Fixed Price Swap	C-223040	09/27/23	01/01/27	1Q'27	31	39	1,209	$3.600	N/A	N/A
Gas	Costless Collar	C-279835	03/28/24	01/01/27	1Q'27	31	857	26,567	N/A	$3.200	$4.300
Gas	Costless Collar	C-346686	12/11/24	01/01/27	1Q'27	31	118	3,658	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-374203	03/28/25	01/01/27	1Q'27	31	311	9,641	$4.420	N/A	N/A
Gas	Fixed Price Swap	C-3296331	03/31/23	02/01/27	1Q'27	28	478	13,384	$4.465	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	02/01/27	1Q'27	28	478	13,384	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	02/01/27	1Q'27	28	50	1,400	$3.510	N/A	N/A
Gas	Costless Collar	C-251495	12/21/23	02/01/27	1Q'27	28	34	952	N/A	$3.450	$4.450
Gas	Costless Collar	C-279835	03/28/24	02/01/27	1Q'27	28	849	23,772	N/A	$3.200	$4.300
Gas	Costless Collar	C-346686	12/11/24	02/01/27	1Q'27	28	119	3,332	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-374203	03/28/25	02/01/27	1Q'27	28	306	8,568	$4.420	N/A	N/A
Gas	Fixed Price Swap	C-3296331	03/31/23	03/01/27	1Q'27	31	474	14,694	$4.465	N/A	N/A
Gas	Costless Collar	C-3296330	03/31/23	03/01/27	1Q'27	31	474	14,694	N/A	$3.450	$4.400
Gas	Fixed Price Swap	C-202830	06/21/23	03/01/27	1Q'27	31	50	1,550	$3.510	N/A	N/A
Gas	Costless Collar	C-251495	12/21/23	03/01/27	1Q'27	31	33	1,023	N/A	$3.450	$4.450
Gas	Costless Collar	C-279835	03/28/24	03/01/27	1Q'27	31	838	25,978	N/A	$3.200	$4.300
Gas	Costless Collar	C-346686	12/11/24	03/01/27	1Q'27	31	119	3,689	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-374203	03/28/25	03/01/27	1Q'27	31	302	9,362	$4.420	N/A	N/A
Gas	Fixed Price Swap	C-202830	06/21/23	04/01/27	2Q'27	30	1,000	30,000	$3.510	N/A	N/A
Gas	Costless Collar	C-300481	06/26/24	04/01/27	2Q'27	30	800	24,000	N/A	$2.900	$3.920
Gas	Costless Collar	C-346686	12/11/24	04/01/27	2Q'27	30	169	5,070	N/A	$3.300	$4.300
Gas	Costless Collar	C-389932	06/17/25	04/01/27	2Q'27	30	209	6,270	N/A	$3.150	$4.110
Gas	Fixed Price Swap	C-202830	06/21/23	05/01/27	2Q'27	31	1,000	31,000	$3.510	N/A	N/A
Gas	Costless Collar	C-300481	06/26/24	05/01/27	2Q'27	31	800	24,800	N/A	$2.900	$3.920
Gas	Costless Collar	C-346686	12/11/24	05/01/27	2Q'27	31	150	4,650	N/A	$3.300	$4.300
Gas	Costless Collar	C-389932	06/17/25	05/01/27	2Q'27	31	204	6,324	N/A	$3.150	$4.110
Gas	Fixed Price Swap	C-202830	06/21/23	06/01/27	2Q'27	30	1,000	30,000	$3.510	N/A	N/A
Gas	Costless Collar	C-300481	06/26/24	06/01/27	2Q'27	30	800	24,000	N/A	$2.900	$3.920
Gas	Costless Collar	C-346686	12/11/24	06/01/27	2Q'27	30	132	3,960	N/A	$3.300	$4.300

F-7

Commodity	Contract Type	Reference Number	Date Executed	Effective Month	Effective Quarter	Number of Days	Daily Volume	Total Volume	Fixed Price	Call Floor Price	Put Ceiling Price
Gas	Costless Collar	C-389932	06/17/25	06/01/27	2Q'27	30	200	6,000	N/A	$3.150	$4.110
Gas	Fixed Price Swap	C-223040	09/27/23	07/01/27	3Q'27	31	981	30,411	$3.600	N/A	N/A
Gas	Costless Collar	C-346686	12/11/24	07/01/27	3Q'27	31	934	28,954	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-223040	09/27/23	08/01/27	3Q'27	31	973	30,163	$3.600	N/A	N/A
Gas	Costless Collar	C-346686	12/11/24	08/01/27	3Q'27	31	924	28,644	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-223040	09/27/23	09/01/27	3Q'27	30	965	28,950	$3.600	N/A	N/A
Gas	Costless Collar	C-346686	12/11/24	09/01/27	3Q'27	30	915	27,450	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-251496	12/21/23	10/01/27	4Q'27	31	486	15,066	$3.970	N/A	N/A
Gas	Costless Collar	C-251495	12/21/23	10/01/27	4Q'27	31	486	15,066	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	10/01/27	4Q'27	31	892	27,652	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-251496	12/21/23	11/01/27	4Q'27	30	482	14,460	$3.970	N/A	N/A
Gas	Costless Collar	C-251495	12/21/23	11/01/27	4Q'27	30	482	14,460	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	11/01/27	4Q'27	30	884	26,520	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-251496	12/21/23	12/01/27	4Q'27	31	479	14,849	$3.970	N/A	N/A
Gas	Costless Collar	C-251495	12/21/23	12/01/27	4Q'27	31	479	14,849	N/A	$3.450	$4.450
Gas	Costless Collar	C-346686	12/11/24	12/01/27	4Q'27	31	874	27,094	N/A	$3.300	$4.300
Gas	Fixed Price Swap	C-279836	03/28/24	01/01/28	1Q'28	31	456	14,136	$4.500	N/A	N/A
Gas	Costless Collar	C-279835	03/28/24	01/01/28	1Q'28	31	456	14,136	N/A	$3.200	$4.300
Gas	Fixed Price Swap	C-374204	03/28/25	01/01/28	1Q'28	31	447	13,842	$4.450	N/A	N/A
Gas	Costless Collar	C-374205	03/28/25	01/01/28	1Q'28	31	447	13,842	N/A	$4.100	$5.100

F-8

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA EPSQ SAMPLE COMPANY NAME Form of Proxy - [MeetingType] to be held on December X, 20XX 001234 This Form of Proxy is solicited by and on behalf of Management. Fold Fold CONTROL NUMBER VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Time, on December XX, 20XX. 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this document. Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 123 CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free Security Class COMMON CLASS Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on _________ This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 am, Central Time on _______. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold EPSQ_PRX_378536/000001/000001/i  000001

C9999999999  IND SAM SAMPLE ------- Fold ------- Fold C02 Appointment of Proxyholder I/We being holder(s) of securities of Epsilon Energy Ltd. (the “Corporation”) hereby appoint: Jason Stabell, Chief Executive Officer, or failing this person, Andrew Williamson, Chief Financial Officer (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held at 500 Dallas Street, Emporium Conference room, Houston, TX 77002 on ______ at 9:00 am, Central Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Share Issuance Proposal To approve the issuance of Common Shares pursuant to the Purchase Agreements, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”). For Against Abstain 2. Adjournment Proposal To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”). For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity E P S Q 3 7 8 5 3 6 1 P R A R 0 9 9 9 9 9

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X AUSTRALIA EPSQ SAMPLE COMPANY NAME Form of Proxy - [MeetingType] to be held on December X, 20XX 001234 This Form of Proxy is solicited by and on behalf of Management. Fold Fold CONTROL NUMBER VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Time, on December XX, 20XX. 320 Bay Street, 14th Floor Toronto, ON M5H 4A6 www.computershare.com To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this document. Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 123 CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free Security Class COMMON CLASS Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on _________ This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 9:00 am, Central Time on _______. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 312-588-4290 Direct Dial To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold EPSQ_PRX_378536/000002/000002/i  000002

C9999999999  IND SAM SAMPLE ------- Fold ------- Fold C02 Appointment of Proxyholder I/We being holder(s) of securities of Epsilon Energy Ltd. (the “Corporation”) hereby appoint: Jason Stabell, Chief Executive Officer, or failing this person, Andrew Williamson, Chief Financial Officer (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held at 500 Dallas Street, Emporium Conference room, Houston, TX 77002 on ______ at 9:00 am, Central Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Share Issuance Proposal To approve the issuance of Common Shares pursuant to the Purchase Agreements, for purposes of complying with NASDAQ Listing Rule 5635 (the “Share Issuance Proposal”). For Against Abstain 2. Adjournment Proposal To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of the Share Issuance Proposal (the “Adjournment Proposal”). For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity E P S Q 3 7 8 5 3 6 1 P R A R 0 9 9 9 9 9